UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number
811-22559
First Trust Exchange-Traded Fund IV
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)
Registrant's telephone number, including area code:
(630) 765-8000
Date of fiscal year end:
October 31
Date of reporting period:
October 31, 2024
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.
Item 1. Reports to Shareholders.
(a) Following is a copy of the annual reports transmitted to shareholders pursuant to Rule 30e-1 under the Act.

First Trust North American
Energy Infrastructure Fund
EMLP | NYSE ARCA, INC.
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about the First Trust North American Energy Infrastructure Fund (the “Fund”) for the year of November 1, 2023 to October 31, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/EMLP. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
First Trust North American Energy Infrastructure Fund	$111	0.95%
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 34.48% for the 12 months ended October 31, 2024. The Fund outperformed its benchmark, a blended benchmark consisting of a 50/50 blend of the PHLX Utility Sector Index and the Alerian MLP Total Return Index, which returned 30.60% for the same Period.
This outperformance was attributable to overweight positions in natural gas pipeline companies that outperformed the blended benchmark that are also not included in the blended benchmark. Underweight positions in crude oil pipeline master limited partnerships relative to the blended benchmark also contributed to the Fund’s relative performance. Energy Income Partners, LLC, the Fund’s sub-advisor, has sought to consistently run a more conservative portfolio with a more diversified set of higher quality companies that themselves have more conservative balance sheets, lower dividend payout ratios, less exposure to commodity prices and more stable cash flows compared to the blended benchmark.
The Fund posted positive returns for the Period as earnings growth and multiple expansion benefited the pipeline and utility companies in the portfolio. This was partially offset by multiple contractions of some renewable developers and a liquefied natural gas infrastructure company in the Fund.
Top Contributors:
  DT Midstream, Inc.
  Targa Resources Corp.
  Kinder Morgan, Inc.
  ONEOK, Inc.
  Energy Transfer, L.P.

Top Detractors:
  NextEra Energy Partners, L.P.
  Cheniere Energy Partners, L.P.
  USA Compression Partners, L.P.
  Exelon Corp.
  Northland Power, Inc.
FUND PERFORMANCE (October 31, 2014 to October 31, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of October 31, 2024)	1 Year	5 Year	10 Year
First Trust North American Energy Infrastructure Fund	34.48%	10.80%	6.16%
Blended Benchmark(1)	30.60%	13.30%	7.09%
S&P 500® Index	38.02%	15.27%	13.00%
(1)
The Blended Benchmark consists of the following two indices: 50% of the PHLX Utility Sector Index which is a market capitalization weighted index composed of geographically diverse public U.S. utility stocks; and 50% of the Alerian MLP Total Return Index which is a float-adjusted, capitalization weighted composite of the 27 most prominent energy Master Limited Partnerships (MLPs).

Visit www.ftportfolios.com/etf/EMLP for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of October 31, 2024)
Fund net assets	$2,790,077,299
Total number of portfolio holdings	64
Total advisory fee paid	$23,532,551
Portfolio turnover rate	23%
WHAT DID THE FUND INVEST IN? (As of October 31, 2024)
The tables below show the investment makeup of the Fund, representing the percentage of total investments of the Fund.
Top Ten Holdings
Enterprise Products Partners, L.P.	8.3%
Energy Transfer, L.P.	7.0%
ONEOK, Inc.	5.3%
Kinder Morgan, Inc.	4.8%
DT Midstream, Inc.	4.5%
Plains GP Holdings, L.P., Class A	4.4%
Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class	4.0%
Sempra	4.0%
MPLX, L.P.	3.8%
Targa Resources Corp.	3.4%
Industry Allocation
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/EMLP to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.

First Trust EIP Carbon Impact ETF
ECLN | NYSE ARCA, INC.
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about the First Trust EIP Carbon Impact ETF (the “Fund”) for the year of November 1, 2023 to October 31, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/ECLN. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
First Trust EIP Carbon Impact ETF	$110	0.95%
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 32.63% for the 12 months ended October 31, 2024. The Fund underperformed its benchmark, the PHLX Utility Sector Index, which returned 38.20% for the same Period.
This underperformance was attributable to an underweight position in a merchant power company that experienced above normal earnings growth and multiple expansion relative to the other regulated utilities in the Fund. Overweight positions in some renewable developers and a liquefied natural gas (“LNG”) infrastructure company also contributed to the Fund’s relative performance. Energy Income Partners, LLC, the Fund’s sub-advisor, has sought to consistently run a more conservative portfolio with a more diversified set of higher quality companies that themselves have more conservative balance sheets, lower dividend payout ratios, less exposure to commodity prices and more stable cash flows compared to the benchmark.
The Fund posted positive returns for the Period as earnings growth and multiple expansion benefited the pipeline and utility companies in the portfolio. This was partially offset by multiple contractions of some renewable developers and an LNG infrastructure company in the Fund.
Top Contributors:
  DT Midstream, Inc.
  Targa Resources Corp.
  The Williams Cos., Inc.
  Public Service Enterprise Group, Inc.
  The Southern Co.

Top Detractors:
  NextEra Energy Partners, L.P.
  EDP Renovaveis S.A.
  Cheniere Energy Partners, L.P.
  Orsted A/S
  CenterPoint Energy, Inc.
FUND PERFORMANCE (August 19, 2019 to October 31, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of October 31, 2024)	1 Year	5 Year	Since Inception (8/19/19)
First Trust EIP Carbon Impact ETF	32.63%	9.45%	9.70%
PHLX Utility Sector Index	38.20%	7.82%	8.50%
S&P 500® Index	38.02%	15.27%	15.56%
Visit www.ftportfolios.com/etf/ECLN for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of October 31, 2024)
Fund net assets	$14,609,993
Total number of portfolio holdings	53
Total advisory fee paid	$243,841
Portfolio turnover rate	16%
WHAT DID THE FUND INVEST IN? (As of October 31, 2024)
The tables below show the investment makeup of the Fund, representing the percentage of total investments of the Fund.
Top Ten Holdings
Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class	7.0%
DT Midstream, Inc.	6.1%
Targa Resources Corp.	4.7%
Sempra	4.0%
Atmos Energy Corp.	3.9%
American Electric Power Co., Inc.	3.7%
Xcel Energy, Inc.	3.7%
PPL Corp.	3.5%
Williams (The) Cos., Inc.	3.4%
WEC Energy Group, Inc.	3.2%
Industry Allocation
Any amount shown as 0.0% represents less than 0.1%.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/ECLN to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.

FT Energy Income Partners Strategy ETF
EIPX | NYSE ARCA, INC.
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about the FT Energy Income Partners Strategy ETF (the “Fund”) for the year of November 1, 2023 to October 31, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/EIPX. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Energy Income Partners Strategy ETF	$105	0.95%
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 20.83% for the 12 months ended October 31, 2024. The Fund outperformed its benchmark, the S&P Global 1200 Energy Index, which returned 6.85% for the same Period.
This outperformance was attributable to overweight positions in natural gas pipeline companies, pipeline master limited partnerships, and electric utilities that outperformed the benchmark and are either underweight or are not included in the benchmark. Underweight positions in cyclical energy companies such as oil and gas producers, in addition to integrated oil companies relative to the benchmark, also contributed to the Fund’s relative performance. The Fund tends to be overweight companies that have more stable and growing earnings such as pipeline and utility companies relative to the benchmark, while the benchmark tends to be overweight cyclical energy companies such as oil and gas producers and integrated oil companies.
The Fund posted positive returns for the Period as earnings growth and multiple expansion benefited the pipeline and utility companies in the portfolio. This was partially offset by lower year-over-year crude oil prices and refining margins that had a negative impact on earnings of the oil and gas producers and integrated oil companies in the Fund.
Top Contributors:
  Energy Transfer, L.P.
  DT Midstream, Inc.
  Kinder Morgan, Inc.
  Enterprise Products Partners, L.P.
  MPLX, L.P.

Top Detractors:
  BP PLC
  Halliburton Co.
  Schlumberger NV
  NextEra Energy Partners, L.P.
  Vital Energy Services, Inc.
FUND PERFORMANCE (November 2, 2022 to October 31, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of October 31, 2024)	1 Year	Since Inception (11/2/22)
FT Energy Income Partners Strategy ETF	20.83%	14.65%
S&P Global 1200 Energy Index	6.85%	5.76%
MSCI World Index	33.68%	22.76%
Visit www.ftportfolios.com/etf/EIPX for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of October 31, 2024)
Fund net assets	$332,447,071
Total number of portfolio holdings	81
Total advisory fee paid	$2,696,410
Portfolio turnover rate	23%
WHAT DID THE FUND INVEST IN? (As of October 31, 2024)
The tables below show the investment makeup of the Fund, representing the percentage of total investments of the Fund.
Top Ten Holdings
Enterprise Products Partners, L.P.	6.9%
Shell PLC, ADR	5.4%
Energy Transfer, L.P.	5.3%
TotalEnergies SE, ADR	4.8%
Imperial Oil Ltd.	4.5%
MPLX, L.P.	3.9%
Exxon Mobil Corp.	3.8%
Kinder Morgan, Inc.	3.2%
ONEOK, Inc.	3.0%
Plains GP Holdings, L.P., Class A	2.7%
Industry Allocation
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/EIPX to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.

First Trust Senior Loan Fund
FTSL | NASDAQ, INC.
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about the First Trust Senior Loan Fund (the “Fund”) for the year of November 1, 2023 to October 31, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/FTSL. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
First Trust Senior Loan Fund	$89	0.85%
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 9.42% for the 12 months ended October 31, 2024. The Fund underperformed its benchmark, the Morningstar® LSTA® US Leveraged Loan Index, which returned 10.56% for the same Period.
The following key factors impacted Fund performance relative to the benchmark during the Period:
  Credit Quality: The Fund maintained a defensive high-quality bias. Performance across the credit quality spectrum was mixed during the Period but lower quality assets generally outperformed. The Fund benefited from underweight allocations to assets rated CCC and below and assets rated BB. Conversely, the Fund’s underweight allocation to assets rated B and overweight allocation to higher-quality assets rated BBB were detractors to Fund performance.
  Asset Type: The Fund’s high yield bond allocation was a significant positive contributor to performance relative to the benchmark as high yield bonds broadly outperformed loans during the Period. The Fund began the Period with an 11.64% allocation to bonds and ended the Period with a 12.02% allocation to bonds. Mitigating that benefit was the Fund’s selection of loans and its net cash position.
  Sector/Industry: Relative to the benchmark, the primary contributors to the Fund’s performance were selection within the Media & Entertainment sector, an underweight allocation to the Transportation sector, and selection within the Food, Beverage & Tobacco sector. Conversely, the Fund’s selection within the Software & Services, Pharmaceuticals, and Biotechnology & Life Sciences sectors, as well as its overweight allocation to the Defensive Insurance sector, were the primary detractors to Fund performance.
  Loan Spreads, Yields and Prices: Loan spreads over the Secured Overnight Financing Rate compressed by 100 basis points (“bps”) to S+444 bps. While loan spreads ended the Period below the long-term average of S+516 bps (December 1997 – October 2024), yields of 9.09% remain well above the long-term average of 6.99% (January 1999 – October 2024) driven by elevated base rates. Loan prices increased by $2.14 to $96.90 and remain at a discount to par ($100).
  Defaults: The Fund experienced zero defaults during the Period, compared to 15 defaults in the benchmark. Since the Fund’s inception, the Fund experienced 10 defaults, compared to 189 defaults in the benchmark over the same timeframe. The loan market default rate fell from 1.43% at the beginning of the Period to 0.73% at the end of the Period, remaining below the long-term average of 2.63% (January 1999 – October 2024). The avoidance of defaults generally benefits performance.
FUND PERFORMANCE (October 31, 2014 to October 31, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of October 31, 2024)	1 Year	5 Year	10 Year
First Trust Senior Loan Fund	9.42%	4.86%	4.03%
Morningstar® LSTA® US Leveraged Loan Index	10.56%	6.02%	4.92%
Bloomberg US Aggregate Bond Index	10.55%	-0.23%	1.49%
Visit www.ftportfolios.com/etf/FTSL for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of October 31, 2024)
Fund net assets	$2,162,866,940
Total number of portfolio holdings	237
Total advisory fee paid	$18,917,277
Portfolio turnover rate	125%
WHAT DID THE FUND INVEST IN? (As of October 31, 2024)
The tables below show the investment makeup of the Fund, representing the percentage of total investments of the Fund.
Industry Allocation
Software	17.6%
Insurance	13.2%
Hotels, Restaurants & Leisure	7.2%
Health Care Technology	6.7%
Money Market Funds	5.4%
IT Services	5.4%
Professional Services	4.9%
Containers & Packaging	4.7%
Health Care Providers & Services	4.2%
All Other	30.7%
Credit Quality (1)
(1) The ratings are by S&P Global Ratings. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations except for those debt obligations that are privately rated. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Investment grade is defined as those issuers that have a long-term credit rating of BBB- or higher. “NR” indicates no rating. The credit ratings shown relate to the credit worthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/FTSL to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.

First Trust Tactical High Yield ETF
HYLS | NASDAQ, INC.
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about the First Trust Tactical High Yield ETF (the “Fund”) for the year of November 1, 2023 to October 31, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/HYLS. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
First Trust Tactical High Yield ETF	$113	1.05%
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 14.91% for the 12 months ended October 31, 2024. The Fund underperformed its benchmark, the ICE BofA US High Yield Constrained Index, which returned 16.49% for the same Period.
The following key factors impacted Fund performance relative to the benchmark during the Period:
  Credit Quality: Performance across the credit quality spectrum was mixed during the Period but lower quality assets generally outperformed. The Fund benefited from an underweight allocation to assets rated BB. Conversely, the Fund’s overweight allocation to assets rated B, CCC and below, and higher-quality assets rated BBB were detractors to Fund performance.
  Asset Type: The Fund’s senior loan allocation detracted from performance relative to the benchmark as loans underperformed bonds during the Period (the Morningstar® LSTA® US Leveraged Loan Index returned 10.56% for the Period). The Fund began the Period with a 9.24% allocation to loans and ended the Period with a 10.88% allocation to loans.
  Leverage: The Fund began the Period with 5.90% leverage and ended the Period unlevered. The Fund’s use of leverage was a significant contributor to performance relative to the benchmark. Mitigating that benefit was the Fund’s net cash position while unlevered.
  Sector/Industry: Relative to the benchmark, the primary contributors to the Fund’s performance were its underweight allocation to the Energy sector, selection within the Capital Goods sector and an underweight allocation to, and selection within, the Leisure sector. Conversely, the Fund’s selection within the Technology and Electronics, Healthcare, and Insurance sectors were the primary detractors to the Fund’s performance.
  U.S. Treasury Rates: 10-Year U.S. Treasury yields declined by 65 basis points (“bps”) to 4.28% after entering the Period at a high of 4.93% and bouncing off a low of 3.62%. Falling Treasury rates are generally a tailwind to fixed income assets.
  Bond Spreads, Yields and Prices: High-yield bond spreads over treasuries compressed by 157 bps to T+288 bps. While high-yield bond spreads ended the Period below the long-term average of T+530 bps (December 1996 – October 2024), a yield-to-worst of 7.33% remains compelling. High-yield bond prices increased by $9.41 to $95.72 and remain at a discount to par ($100).
  Defaults: The Fund experienced zero defaults during the Period, compared to 7 defaults in the JP Morgan High-Yield Bond Universe. Since inception, the Fund experienced 10 defaults, compared to 281 defaults in the JP Morgan High-Yield Bond Universe over the same timeframe. The high-yield bond market default rate fell from 1.76% at the beginning of the Period to 0.55% at the end of the Period, remaining below the long-term average of 2.93% (March 1999 – October 2024).
FUND PERFORMANCE (October 31, 2014 to October 31, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of October 31, 2024)	1 Year	5 Year	10 Year
First Trust Tactical High Yield ETF	14.91%	3.04%	3.70%
ICE BofA US High Yield Constrained Index	16.49%	4.37%	4.77%
Bloomberg US Aggregate Bond Index	10.55%	-0.23%	1.49%
Visit www.ftportfolios.com/etf/HYLS for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of October 31, 2024)
Fund net assets	$1,615,237,871
Total number of portfolio holdings	344
Total advisory fee paid	$13,954,238
Portfolio turnover rate	47%
WHAT DID THE FUND INVEST IN? (As of October 31, 2024)
The tables below show the investment makeup of the Fund, representing the percentage of total investments of the Fund.
Industry Allocation
Software	15.1%
Insurance	12.3%
Containers & Packaging	7.8%
Media	6.7%
Hotels, Restaurants & Leisure	6.1%
Health Care Providers & Services	5.5%
Commercial Services & Supplies	4.8%
IT Services	4.1%
Food Products	3.8%
All Other	33.8%
Credit Quality (1)
(1) The ratings are by S&P Global Ratings. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations except for those debt obligations that are privately rated. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Investment grade is defined as those issuers that have a long-term credit rating of BBB- or higher. “NR” indicates no rating. The credit ratings shown relate to the credit worthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/HYLS to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.

First Trust Enhanced Short Maturity ETF
FTSM | NASDAQ, INC.
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about the First Trust Enhanced Short Maturity ETF (the “Fund”) for the year of November 1, 2023 to October 31, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/FTSM. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
First Trust Enhanced Short Maturity ETF	$45	0.44%
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 5.70% for the 12 months ended October 31, 2024. The Fund outperformed its benchmark, the ICE BofA 0-1 Year U.S. Treasury Index, which returned 5.47% for the same Period.
This outperformance was driven by yield curve positioning and credit spread performance. Yields fell significantly during the Period and the Federal Reserve (the “Fed”) cut its policy rate 50 basis points during the Period. In this environment, the Fund’s overweight duration posture was accretive relative to its benchmark. Improving credit spreads also contributed to relative performance and the Fund’s allocation to corporate bonds and securitized debt was the primary driver of outperformance during the Period. Within corporate credit, industry classifications that delivered the best total returns included construction machinery, other consumer cyclical, and banking. There were no industries that detracted from relative return. The Fund’s largest weights in corporate credit were in banking, healthcare, and technology. Within securitized assets, all sectors contributed to outperformance with the largest contribution coming from automobile and equipment asset-backed securities.
Throughout the Period, the Fund maintained a diversified allocation with an emphasis on securities having a high level of liquidity. Overall credit risk was kept low as the investment strategy focused on high quality, short-term holdings. The Fund’s weighted average duration ended the Period at 0.6 years and its weighted average maturity at 0.7 years. By maintaining a low duration and low average maturity, the strategy successfully achieved its three primary objectives: (1) optimizing income, (2) mitigating net asset value fluctuation and (3) providing a high level of liquidity. By capturing higher yields prior to the Fed cutting interest rates, the Fund achieved a 12-month distribution rate of 4.93% at the end of the Period.
FUND PERFORMANCE (October 31, 2014 to October 31, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of October 31, 2024)	1 Year	5 Year	10 Year
First Trust Enhanced Short Maturity ETF	5.70%	2.39%	1.92%
ICE BofA 0-1 Year U.S. Treasury Index	5.47%	2.29%	1.72%
Bloomberg US Aggregate Bond Index	10.55%	-0.23%	1.49%
Visit www.ftportfolios.com/etf/FTSM for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund’s total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
Performance in securitized product investment strategies can be impacted from the benefits of purchasing odd lot positions. The impact of these investments can be particularly meaningful when funds have limited assets under management and may not be a sustainable source of performance as a fund grows in size.
KEY FUND STATISTICS (As of October 31, 2024)
Fund net assets	$6,160,767,211
Total number of portfolio holdings	400
Total advisory fee paid	$29,162,388
Portfolio turnover rate	62%
WHAT DID THE FUND INVEST IN? (As of October 31, 2024)
The tables below show the investment makeup of the Fund, representing the percentage of total investments of the Fund.
Top Ten Holdings
FMC Corp., 5.44%, 11/01/24	1.1%
Targa Resources Corp., 5.03%, 11/01/24	1.1%
Jabil, Inc., 5.30%, 11/01/24	1.0%
AutoNation, Inc., 5.29%, 11/01/24	1.0%
T-Mobile U.S. Trust, Series 2022-1A, Class A, 4.91%, 05/22/28	0.8%
U.S. Treasury Note, 4.63%, 02/28/25	0.6%
Verizon Master Trust, Series 2022-7, Class A1A, 5.23%, 11/22/27	0.6%
Verizon Master Trust, Series 2023-2, Class A, 4.89%, 04/13/28	0.6%
Plains All American Pipeline, L.P. / PAA Finance Corp., 3.60%, 11/01/24	0.6%
Williams Cos. (The), Inc., 4.00%, 09/15/25	0.6%
Credit Quality (1)
(1) The ratings are by one or more nationally recognized statistical rating organizations (NRSROs), including S&P Global Ratings, Moody’s Investors Service, Inc., Fitch Ratings, or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest rating is used. Ratings are measured highest to lowest on a scale that generally ranges from AAA to D for long-term ratings and A-1 to C for short-term ratings. Investment grade is defined as those issuers that have a long-term credit rating of BBB- or higher or a short-term credit rating of A-3 or higher. “NR” indicates no rating. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. U.S. Treasury, U.S. Agency and U.S. Agency mortgage-backed securities appear under “Government & Agency.” Credit ratings are subject to change.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/FTSM to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.

First Trust High Income
Strategic Focus ETF
HISF | NASDAQ, INC.
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about the First Trust High Income Strategic Focus ETF (the “Fund”) for the year of November 1, 2023 to October 31, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/HISF. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
First Trust High Income Strategic Focus ETF	$20(1)	0.19%(1)
(1)	Excludes any Acquired Fund Fees and Expenses of underlying investment companies in which the Fund invests.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 10.73% for the 12 months ended October 31, 2024. The Fund underperformed its benchmark, a blended benchmark consisting of a 70/30 blend of the Bloomberg US Aggregate Bond Index and the ICE BofA U.S. High Yield Constrained Index, which returned 12.31% for the same Period.
The underperformance was driven by the Fund’s lower allocation to assets sensitive to credit spread, such as high yield bonds, relative to the benchmark and a modestly shorter duration than the benchmark. The benchmark allocation to high yield bonds is 30% while the primary exposure to high yield bonds in the Fund was through the First Trust Tactical High Yield ETF (“HYLS”) and was held between 15% and 20% of the Fund.
At the start of the Period, the Fund carried a relatively conservative allocation to credit risk as the Federal Reserve (the “Fed”) had just completed 525 basis points (“bps”) of interest rate hikes over the prior 15 months. Meanwhile, high yield corporate bond spreads tightened from 445 to 288 bps and the ICE BofA U.S. High Yield Constrained Index returned 16.49% as ‘risk’ assets continued to price a ‘soft landing’ scenario benefiting from continued economic and corporate profit growth. The Fed remained on hold until the very end of the Period when they cut the Federal Funds target rate by 50 bps on September 20, 2024. Though rates were volatile, the monetary policy transition provided a tailwind to lower U.S. Treasury rates as the 10-Year U.S. Treasury yield declined 64 bps from 4.93% to 4.29% benefitting longer duration securities during the Period.
The Fund’s largest allocation during the Period, the First Trust TCW Opportunistic Fixed Income ETF (“FIXD”), was held between 32.5% and 40% of the Fund. FIXD, a Core Opportunistic Fund, returned 11.07% for the Period and outperformed the Bloomberg US Aggregate Bond Index (the “Index”) which returned 10.55%. This outperformance relative to the Index was driven by FIXD’s longer duration, 6.88 years on average versus 6.10 years for the Index, however FIXD underperformed the benchmark with less exposure to high yield.
HYLS was the largest contributor to positive performance during the Period and returned 15.17%, benefiting from tightening credit spreads, declining interest rates and elevated levels of income.
The Fund’s allocation to high quality, short duration securities detracted from relative performance during the Period. The First Trust Low Duration Opportunities ETF and First Trust Limited Duration Investment Grade Corporate ETF were held between 12% and 15% of the Fund each and returned 8.75% and 8.51%, respectively. Declining interest rates and tighter high yield spreads benefitted funds with longer duration and exposure to higher risk securities.
FUND PERFORMANCE (October 31, 2014 to October 31, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of October 31, 2024)	1 Year	5 Year	10 Year
First Trust High Income Strategic Focus ETF	10.73%	1.50%	2.84%
Blended Index(1)	12.31%	1.19%	2.51%
Bloomberg US Aggregate Bond Index	10.55%	-0.23%	1.49%
Russell 3000® Index	37.86%	14.60%	12.44%
(1)	The Blended Index is comprised of the Bloomberg US Aggregate Bond Index (70%) and the ICE BofA U.S. High Yield Constrained Index (30%).
Visit www.ftportfolios.com/etf/HISF for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund’s total returns would have been lower if certain fees had not been waived by the investment advisor.
On February 28, 2022, the Fund changed its principal investment strategies. Therefore, the Fund’s performance and historical returns shown above are not necessarily indicative of the performance that the Fund, under its current strategy, would have generated.
KEY FUND STATISTICS (As of October 31, 2024)
Fund net assets	$46,527,154
Total number of portfolio holdings	9
Total advisory fee paid	$68,389
Portfolio turnover rate	36%
WHAT DID THE FUND INVEST IN? (As of October 31, 2024)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Exchange-Traded Funds	99.9%
Money Market Funds	0.1%
Net Other Assets and Liabilities	0.0%
Total	100.0%
Any amount shown as 0.0% represents less than 0.1%
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/HISF to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.

First Trust Low Duration Opportunities ETF
LMBS | NASDAQ, INC.
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about the First Trust Low Duration Opportunities ETF (the “Fund”) for the year of November 1, 2023 to October 31, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/LMBS. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during the Period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
First Trust Low Duration Opportunities ETF	$67	0.64%
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 8.59% for the 12 months ended October 31, 2024. The Fund outperformed its benchmark, the ICE BofA 1-5 Year US Treasury & Agency Index, which returned 6.18% for the same Period.
This 241 basis points (“bps”) of outperformance was due to several factors during the Period:
  Active yield curve exposure management benefited the Fund as yields declined.
  Overall, the usage of derivatives had a positive impact on the Fund’s performance. The Fund experienced significant benefit from its usage of Treasury Future options, while performance was mildly negative from Treasury futures. However, most of the negative return can be attributed to the Fund being short Treasury futures to hedge some of the yield curve risk from mortgage-backed securities (“MBS”).
  The Fund’s Agency MBS allocation contributed to outperformance as spreads tightened meaningfully in the sector.
  Overall, the Fund maintained a higher level of income than its benchmark, which also contributed to outperformance.
FUND PERFORMANCE (November 4, 2014 to October 31, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of October 31, 2024)	1 Year	5 Year	Since Inception (11/4/14)
First Trust Low Duration Opportunities ETF	8.59%	1.58%	2.58%
ICE BofA 1-5 Year US Treasury & Agency Index	6.18%	1.00%	1.34%
Bloomberg US Aggregate Bond Index	10.55%	-0.23%	1.50%
Visit www.ftportfolios.com/etf/LMBS for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund’s total returns would have been lower if certain fees had not been waived by the investment advisor.
Performance in securitized product investment strategies can be impacted from the benefits of purchasing odd lot positions. The impact of these investments can be particularly meaningful when funds have limited assets under management and may not be a sustainable source of performance as a fund grows in size.
KEY FUND STATISTICS (As of October 31, 2024)
Fund net assets	$4,546,478,532
Total number of portfolio holdings	1,074
Total advisory fee paid	$26,368,402
Portfolio turnover rate	413%
WHAT DID THE FUND INVEST IN? (As of October 31, 2024)
The tables below show the investment makeup of the Fund, representing the percentage of net assets and percentage of total investments, respectively, of the Fund.
Fund Allocation
U.S. Government Agency Mortgage-Backed Securities	81.6%
Mortgage-Backed Securities	6.5%
U.S. Government Bonds and Notes	5.0%
Asset-Backed Securities	3.4%
Exchange-Traded Funds	0.1%
Money Market Funds	13.0%
Purchased Options	0.0%
U.S. Government Agency Mortgage-Backed Securities Sold Short	(0.4%)
Written Options	(0.6%)
Net Other Assets and Liabilities(1)	(8.6%)
Total	100.0%
Credit Quality (2)
Any amount shown as 0.0% represents less than 0.1%.
(1) Includes variation margin on futures contracts.
(2)The ratings are by one or more nationally recognized statistical rating organizations (NRSROs), including S&P Global Ratings, Moody’s Investors Service, Inc., Fitch Ratings, DBRS, Inc., Kroll Bond Rating Agency, Inc. or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest rating is used. A credit rating is an assessment provided by a NRSRO, of the creditworthiness of an issuer with respect to debt obligations. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Investment grade is defined as those issuers that have a long-term credit rating of BBB- or higher. “NR” indicates no rating. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the fund, and not to the fund or its shares. U.S. Agency, U.S. Agency mortgage-backed, and U.S. Treasury securities appear under “Government & Agency.” Credit ratings are subject to change.
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/LMBS or upon request at 1-800-621-1675 or info@ftportfolios.com.
On June 2, 2024, the Board of Trustees of First Trust Exchange-Traded Fund IV, of which the Fund is a series, approved a Fee Offset Agreement on behalf of the Fund. Effective July 1, 2024, First Trust Advisors L.P., the Fund’s investment advisor (the “Advisor”) has agreed to offset the acquired fund fees that the Fund pays as an investor in other exchange-traded funds advised by the Advisor. The offset takes the form of a reduction of the management fee the Advisor charges to the Fund.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/LMBS to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.

First Trust SSI
Strategic Convertible Securities ETF
FCVT | NASDAQ, INC.
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about the First Trust SSI Strategic Convertible Securities ETF (the “Fund”) for the year of November 1, 2023 to October 31, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/FCVT. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during the Period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
First Trust SSI Strategic Convertible Securities ETF	$106	0.95%
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 22.40% for the 12 months ended October 31, 2024. The Fund outperformed its benchmark, the ICE BofA US Convertible Index (VXA0), which returned 20.97% for the same Period.
This outperformance was due to the Fund’s overweight in convertibles of growth companies, as growth outperformed value.
  Declining inflation, strong economic growth, monetary easing by the Federal Reserve (the “Fed”) and accelerating earnings growth have acted as tailwinds for the economy and the convertibles market.
  Convertible performance was driven by positive returns in both equities and high yield markets. The S&P 500® Index rose 38.02%, while the Russell 2000® Index rose 34.07% and the Bloomberg High Yield Index rose 16.47%.
  Economic activity remains resilient with GDPNow predicting 2.7% growth in the third quarter of 2024.
  Corporate earnings growth is expected to increase 9% in 2024, accelerating to 13% in 2025.
  High Yield credit spreads narrowed by 155 basis points (“bps”) and are near 52-week lows.
  Ten-year Treasury yields fell by 64 bps to 4.29% as the Fed began cutting interest rates as the rate of inflation has declined.
  Convertible new issuance increased from $50 billion in fiscal year 2023 to $78 billion in fiscal year 2024. This has broadened the opportunity set for investors.

Key factors impacting relative performance during the Period:
  The Fund’s overweight in convertibles of growth companies helped relative performance as growth outperformed value.
  An overweight in securities of investment grade companies helped relative performance as investment grade outperformed speculative grade.
  Security selection in Technology, particular Artificial Intelligence levered companies, made the largest contribution to relative returns.
  An overweight allocation to, and security selection in, Industrials also aided relative returns.
  Security selection in the Communications Services (not owning one distressed credit in particular that outperformed) and Retail sectors were the largest detractors from relative returns.
FUND PERFORMANCE (November 3, 2015 to October 31, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of October 31, 2024)	1 Year	5 Year	Since Inception (11/3/15)
First Trust SSI Strategic Convertible Securities ETF	22.40%	8.76%	8.47%
ICE BofA US Convertible Index	20.97%	10.33%	9.73%
Bloomberg US Aggregate Bond Index	10.55%	-0.23%	1.47%
Visit www.ftportfolios.com/etf/FCVT for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of October 31, 2024)
Fund net assets	$69,698,297
Total number of portfolio holdings	126
Total advisory fee paid	$779,213
Portfolio turnover rate	100%
WHAT DID THE FUND INVEST IN? (As of October 31, 2024)
The tables below show the investment makeup of the Fund, representing the percentage of total investments of the Fund.
Top Ten Holdings
NextEra Energy Capital Holdings, Inc.	3.2%
Apollo Global Management, Inc.	2.0%
Alibaba Group Holding Ltd.	2.0%
MicroStrategy, Inc.	1.9%
Wells Fargo & Co.	1.8%
Uber Technologies, Inc.	1.8%
Morgan Stanley Finance LLC	1.7%
Seagate HDD Cayman	1.6%
Palo Alto Networks, Inc.	1.5%
Bank of America Corp.	1.5%
Sector Allocation
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/FCVT or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended October 31, 2024, the Fund’s shareholders approved: (i) a new investment sub-advisory agreement with SSI Investment Management LLC for the Fund; and (ii) a “manager of managers” structure for the Fund.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/FCVT to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.

First Trust Long Duration
Opportunities ETF
LGOV | NYSE ARCA, INC.
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about the First Trust Long Duration Opportunities ETF (the “Fund”) for the year of November 1, 2023 to October 31, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/LGOV. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
First Trust Long Duration Opportunities ETF	$69	0.65%
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 13.70% for the 12 months ended October 31, 2024. The Fund outperformed its benchmark, the ICE BofA 5+ Year US Treasury Index, which returned 11.66% for the same Period.
This 204 basis points (“bps”) of outperformance was due to several factors during the Period:
  The Fund generally maintained a longer duration compared to the benchmark, which contributed to outperformance as yields declined over the Period.
  The Fund’s allocation to Agency Mortgage-Backed Securities contributed to outperformance as spreads tightened meaningfully over the Period.
  The use of derivatives was a net benefit to the Fund’s performance.
FUND PERFORMANCE (January 22, 2019 to October 31, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of October 31, 2024)	1 Year	5 Year	Since Inception (1/22/19)
First Trust Long Duration Opportunities ETF	13.70%	-2.22%	0.34%
ICE BofA 5+ Year US Treasury Index	11.66%	-2.76%	-0.27%
Bloomberg US Aggregate Bond Index	10.55%	-0.23%	1.23%
Visit www.ftportfolios.com/etf/LGOV for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Performance in securitized product investment strategies can be impacted from the benefits of purchasing odd lot positions. The impact of these investments can be particularly meaningful when funds have limited assets under management and may not be a sustainable source of performance as a fund grows in size.
KEY FUND STATISTICS (As of October 31, 2024)
Fund net assets	$621,249,277
Total number of portfolio holdings	128
Total advisory fee paid	$2,723,982
Portfolio turnover rate	182%
WHAT DID THE FUND INVEST IN? (As of October 31, 2024)
The tables below show the investment makeup of the Fund, representing the percentage of net assets and percentage of total investments, respectively, of the Fund.
Fund Allocation
U.S. Government Agency Mortgage-Backed Securities	78.0%
U.S. Government Bonds and Notes	20.5%
U.S. Government Agency Securities	4.2%
Exchange-Traded Funds	0.1%
Money Market Funds	1.7%
Purchased Options	0.0%
Written Options	(0.2%)
Net Other Assets and Liabilities(1)	(4.3%)
Total	100.0%
Credit Quality (2)
Any amount shown as 0.0% represents less than 0.1%.
(1)  Includes variation margin on futures contracts.
(2) The ratings are by one or more nationally recognized statistical rating organizations (NRSROs), including S&P Global Ratings, Moody’s Investors Service, Inc., Fitch Ratings, DBRS, Inc., Kroll Bond Rating Agency, Inc. or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest rating is used. A credit rating is an assessment provided by a NRSRO, of the creditworthiness of an issuer with respect to debt obligations. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Investment grade is defined as those issuers that have a long-term credit rating of BBB- or higher. “NR” indicates no rating. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the fund, and not to the fund or its shares. U.S. Agency, U.S. Agency mortgage-backed, and U.S. Treasury securities appear under “Government & Agency.” Credit ratings are subject to change.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/LGOV to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.

FT Vest S&P 500®
 Dividend Aristocrats Target Income ETF®
KNG | CBOE BZX EXCHANGE, INC.
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about the FT Vest S&P 500® Dividend Aristocrats Target Income ETF® (the “Fund”) for the year of November 1, 2023 to October 31, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/KNG. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest S&P 500® Dividend Aristocrats Target Income ETF®	$83	0.75%
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 20.80% for the twelve months ended October 31, 2024. The Fund underperformed its benchmark, the Cboe S&P 500® Dividend Aristocrats Target Income Index Monthly Series, which returned 21.57% for the same Period.
This underperformance was due to the following:
Fund Net Asset Value Performance Attributed to:
Equities	21.57%
Short Call Options	-0.02%
Expenses (pro-rated annual expense ratio)	-0.75%
The top five performing holdings in the Fund for the Period were Pentair PLC, Caterpillar, Inc., Cintas Corp., W.W. Grainger, Inc., and Walmart, Inc., with returns of 72.5%, 69.1%, 63.8%, 53.3%, and 52.5%, respectively.
The bottom five performing holdings in the Fund for the Period were Albemarle Corp., Archer-Daniels-Midland Co., Brown-Forman Corp., Class B, Genuine Parts Co., and Becton Dickinson & Co., with returns of -24.2%, -20.3%, -20.2%, -8.5%, and -6.1%, respectively.
The Fund holds a basket of equities as well as short call options that, in combination, are designed to meet the Fund’s objective.
FUND PERFORMANCE (March 26, 2018 to October 31, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of October 31, 2024)	1 Year	5 Year	Since Inception (3/26/18)
FT Vest S&P 500® Dividend Aristocrats Target Income ETF®	20.80%	8.82%	9.49%
Cboe S&P 500® Dividend Aristocrats Target Income Index Monthly Series	21.57%	9.61%	10.31%
S&P 500® Dividend Aristocrats Index	24.17%	10.12%	10.84%
S&P 500® Index	38.02%	15.27%	14.18%
Visit www.ftportfolios.com/etf/KNG for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
The final determination of the source and tax status of all calendar year 2024 distributions, including any return of capital, will be made after the end of 2024 and will be provided on Form 1099-DIV.
KEY FUND STATISTICS (As of October 31, 2024)
Fund net assets	$3,420,172,722
Total number of portfolio holdings	133
Total advisory fee paid	$19,306,192
Portfolio turnover rate	206%
WHAT DID THE FUND INVEST IN? (As of October 31, 2024)
The tables below show the investment makeup of the Fund, representing the percentage of net assets and percentage of total investments, respectively, of the Fund.
Fund Allocation
Common Stocks	100.2%
Money Market Funds	0.1%
Written Options	(0.3%)
Net Other Assets and Liabilities	0.0%
Total	100.0%
Sector Allocation
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/KNG to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.

First Trust Limited Duration
Investment Grade Corporate ETF
FSIG | NYSE ARCA, INC.
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about the First Trust Limited Duration Investment Grade Corporate ETF (the “Fund”) for the year of November 1, 2023 to October 31, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/FSIG. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during the Period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
First Trust Limited Duration Investment Grade Corporate ETF	$57	0.55%
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 8.58% for the 12 months ended October 31, 2024. The Fund underperformed its benchmark, the Bloomberg US Corporate Bond 1-5 Year Index, which returned 8.83% for the same Period.
The following key factors impacted Fund performance relative to the benchmark during the Period:
  Credit Quality:  Performance across the credit quality spectrum was strong during the Period but lower quality assets generally outperformed. The Fund benefited from an overweight allocation to assets rated BBB- and below.
  Asset Type:  The Fund’s commercial paper and cash allocation detracted from performance relative to the benchmark as those assets underperformed bonds during the Period. The Fund’s average exposure to commercial paper and cash during the Period was 2.36%.
  Sector/Industry: Relative to the benchmark, the primary contributors to the Fund’s performance were its security selection within the Technology, Healthcare, and Construction Machinery & Manufacturing sectors. Conversely, the Fund’s underweight allocation to, and selection in, the Banking sector was the primary detractor to Fund performance.
  Duration: On average, the Fund maintained a duration that was 0.19 years longer than the benchmark during the Period, which had a modest positive contribution to the Fund’s performance as interest rates shifted lower over that time.
  U.S. Treasury Rates: 10-Year U.S. Treasury yields declined by 65 basis points (“bps”) to 4.28% after entering the Period at a high of 4.93% and bouncing off a low of 3.62%. Falling Treasury rates are generally a tailwind to fixed income assets.
  Bond Spreads, Yields and Prices: The benchmark’s spread over treasuries compressed by 47 bps to T+61 bps. While spreads ended the Period below the long-term average of T+109 bps (January 1990 – October 2024), a yield-to-worst of 4.82% remains above the long-term average of 4.51% (January 1990 – October 2024). The benchmark’s bond prices increased by $4.34 to $98.14 and remain at a discount to par ($100).
FUND PERFORMANCE (November 17, 2021 to October 31, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of October 31, 2024)	1 Year	Since Inception (11/17/21)
First Trust Limited Duration Investment Grade Corporate ETF	8.58%	1.83%
Bloomberg US Corporate Bond 1-5 Year Index	8.83%	1.56%
Bloomberg US Aggregate Bond Index	10.55%	-2.14%
Visit www.ftportfolios.com/etf/FSIG for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund’s total returns would have been lower if certain fees had not been waived by the investment advisor.
KEY FUND STATISTICS (As of October 31, 2024)
Fund net assets	$1,236,486,240
Total number of portfolio holdings	304
Total advisory fee paid	$5,751,636
Portfolio turnover rate	22%
WHAT DID THE FUND INVEST IN? (As of October 31, 2024)
The tables below show the investment makeup of the Fund, representing the percentage of total investments of the Fund.
Top Ten Holdings
MSCI, Inc., 4.00%, 11/15/29	1.4%
Open Text Corp., 6.90%, 12/01/27	1.3%
United Rentals North America, Inc., 6.00%, 12/15/29	1.2%
Crowdstrike Holdings, Inc., 3.00%, 02/15/29	1.2%
Smurfit Kappa Treasury ULC, 5.20%, 01/15/30	1.1%
Energy Transfer, L.P., 5.03%, 11/01/24	1.0%
FMC Corp., 5.44%, 11/01/24	1.0%
Jabil, Inc., 5.30%, 11/01/24	1.0%
Berry Global, Inc., 5.50%, 04/15/28	0.9%
IQVIA, Inc., 5.70%, 05/15/28	0.9%
Credit Quality (1)
(1) The ratings are by one or more nationally recognized statistical rating organizations (NRSROs), including S&P Global Ratings, Moody’s Investors Service, Inc., Fitch Ratings, or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest ratings are used. Ratings are measured highest to lowest on a scale that generally ranges from AAA to D for long-term ratings and A-1 to C for short-term ratings. Investment grade is defined as those issuers that have a long-term credit rating of BBB- or higher or a short-term credit rating of A-3 or higher. “NR” indicates no rating. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/FSIG or upon request at 1-800-621-1675 or info@ftportfolios.com.
Subsequent to the fiscal year ended October 31, 2024, the Fund’s diversification status under the Investment Company Act of 1940 changed from non-diversified to diversified. The Fund’s principal investment strategies and principal risks were revised accordingly.
Effective November 12, 2023, the investment advisor’s agreement to waive management fees in the amount of 0.10% of the Fund’s average daily net assets was terminated.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/FSIG to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.

FT Vest Rising Dividend Achievers
Target Income ETF
RDVI | CBOE BZX EXCHANGE, INC.
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about the FT Vest Rising Dividend Achievers Target Income ETF (the “Fund”) for the year of November 1, 2023 to October 31, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/RDVI. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest Rising Dividend Achievers Target Income ETF	$87	0.75%
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 32.07% for the twelve months ended October 31, 2024. The Fund underperformed its benchmark, the Nasdaq US Rising Dividend AchieversTM Index, which returned 36.72% for the same Period.
This underperformance was due to the following:
Fund Net Asset Value Performance Attributed to:
Equities	36.72%
Short Call Options	-3.90%
Expenses (pro-rated annual expense ratio)	-0.75%
The top five performing holdings in the Fund for the Period were Mueller Industries, Inc., Synchrony Financial, American Express Co., Discover Financial Services, and Equitable Holdings, Inc., with returns of 120.5%, 100.1%, 87.2%, 85.4%, and 75.1%, respectively.
The bottom five performing holdings in the Fund for the Period were Humana, Inc., NIKE, Inc., Archer-Daniels-Midland Company, PACCAR, Inc., and Elevance Health, Inc., with returns of -33.4%, -21.9%, -20.3%, -11.4%, and -8.7%, respectively.
The Fund holds a basket of equities as well as short call options that, in combination, are designed to meet the Fund’s objectives.
FUND PERFORMANCE (October 19, 2022 to October 31, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of October 31, 2024)	1 Year	Since Inception (10/19/22)
FT Vest Rising Dividend Achievers Target Income ETF	32.07%	20.96%
Nasdaq US Rising Dividend AchieversTM Index	36.72%	23.38%
S&P 500® Index	38.02%	25.75%
Visit www.ftportfolios.com/etf/RDVI for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
The final determination of the source and tax status of all calendar year 2024 distributions, including any return of capital, will be made after the end of 2024 and will be provided on Form 1099-DIV.
KEY FUND STATISTICS (As of October 31, 2024)
Fund net assets	$1,428,215,152
Total number of portfolio holdings	52
Total advisory fee paid	$7,140,277
Portfolio turnover rate	78%
WHAT DID THE FUND INVEST IN? (As of October 31, 2024)
The tables below show the investment makeup of the Fund, representing the percentage of net assets and percentage of total investments, respectively, of the Fund.
Fund Allocation
Common Stocks	99.8%
Money Market Funds	0.2%
Written Options	(0.0%)
Net Other Assets and Liabilities	(0.0%)
Total	100.0%
Sector Allocation
Any amount shown as 0.0% represents less than 0.1%
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/RDVI to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
Nasdaq® and Nasdaq US Rising Dividend AchieversTM Index (the “Index”) are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

FT Vest SMID Rising Dividend Achievers
Target Income ETF
SDVD | CBOE BZX EXCHANGE, INC.
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about the FT Vest SMID Rising Dividend Achievers Target Income ETF (the “Fund”) for the year of November 1, 2023 to October 31, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/SDVD. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest SMID Rising Dividend Achievers Target Income ETF	$100	0.85%
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 34.82% for the twelve months ended October 31, 2024. The Fund underperformed its benchmark, the Nasdaq US Small-Mid Cap Rising Dividend AchieversTM Index, which returned 37.60% for the same Period.
This underperformance was due to the following:
Fund Net Asset Value Performance Attributed to:
Equities	37.60%
Short Call Options	-1.93%
Expenses (pro-rated annual expense ratio)	-0.85%
The top five performing holdings in the Fund for the Period were Jackson Financial, Inc., Mueller Industries, Inc., Toll Brothers, Inc., Synchrony Financial, and Synovus Financial Corp., with returns of 184.1%, 120.5%, 108.7%, 100.1%, and 98.8%, respectively.
The bottom five performing holdings in the Fund for the Period were Carter’s, Inc., HF Sinclair Corp., Lear Corporation, Shutterstock, Inc., and Insperity, Inc., with returns of -34.9%, -33.7%, -30.8%, -26.1%, and -23.8%, respectively.
The Fund holds a basket of equities as well as short call options that, in combination, are designed to meet the Fund’s objectives.
FUND PERFORMANCE (August 9, 2023 to October 31, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of October 31, 2024)	1 Year	Since Inception (8/9/23)
FT Vest SMID Rising Dividend Achievers Target Income ETF	34.82%	17.53%
Russell 2000® Index	34.07%	12.73%
Russell 3000® Index	37.86%	23.03%
Nasdaq US Small-Mid Cap Rising Dividend AchieversTM Index	37.60%	18.80%
Visit www.ftportfolios.com/etf/SDVD for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
The final determination of the source and tax status of all calendar year 2024 distributions, including any return of capital, will be made after the end of 2024 and will be provided on Form 1099-DIV.
KEY FUND STATISTICS (As of October 31, 2024)
Fund net assets	$153,647,230
Total number of portfolio holdings	97
Total advisory fee paid	$704,364
Portfolio turnover rate	94%
WHAT DID THE FUND INVEST IN? (As of October 31, 2024)
The tables below show the investment makeup of the Fund, representing the percentage of net assets and percentage of total investments, respectively, of the Fund.
Fund Allocation
Common Stocks	99.7%
Money Market Funds	0.3%
Written Options	(0.1%)
Net Other Assets and Liabilities	0.1%
Total	100.0%
Sector Allocation
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/SDVD to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
Nasdaq® and Nasdaq US Small-Mid Cap Rising Dividend AchieversTM Index (the “Index”) are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

FT Vest Technology Dividend
Target Income ETF
TDVI | CBOE BZX EXCHANGE, INC.
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about the FT Vest Technology Dividend Target Income ETF (the “Fund”) for the year of November 1, 2023 to October 31, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/TDVI. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest Technology Dividend Target Income ETF	$91	0.75%
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 41.71% for the twelve months ended October 31, 2024. The Fund underperformed its benchmark, the Nasdaq Technology DividendTM Index, which returned 46.10% for the same Period.
This underperformance was due to the following:
Fund Net Asset Value Performance Attributed to:
Equities	46.10%
Short Call Options	-3.64%
Expenses (pro-rated annual expense ratio)	-0.75%
The top five performing holdings in the Fund for the Period were Ubiquiti, Inc., Broadcom, Inc., InterDigital, Inc., Clear Secure, Inc., and Dell Technologies, Inc., with returns of 122.6%, 104.9%, 102.8%, 95.2%, and 87.7%, respectively.
The bottom five performing holdings in the Fund for the Period were Methode Electronics, Inc., Concentrix Corporation, STMicroelectronics N.V., Simulations Plus, Inc., and Cable One, Inc., with returns of -47.5%, -46.0%, -39.1%, -36.7%, and -36.1%, respectively.
The Fund holds a basket of equities as well as short call options that, in combination, are designed to meet the Fund’s objectives.
FUND PERFORMANCE (August 9, 2023 to October 31, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of October 31, 2024)	1 Year	Since Inception (8/9/23)
FT Vest Technology Dividend Target Income ETF	41.71%	28.01%
Nasdaq-100 Index®	39.19%	26.21%
S&P 500® Index	38.02%	23.85%
Nasdaq Technology DividendTM Index	46.10%	30.62%
Visit www.ftportfolios.com/etf/TDVI for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
The final determination of the source and tax status of all calendar year 2024 distributions, including any return of capital, will be made after the end of 2024 and will be provided on Form 1099-DIV.
KEY FUND STATISTICS (As of October 31, 2024)
Fund net assets	$42,399,310
Total number of portfolio holdings	87
Total advisory fee paid	$155,753
Portfolio turnover rate	70%
WHAT DID THE FUND INVEST IN? (As of October 31, 2024)
The tables below show the investment makeup of the Fund, representing the percentage of net assets and percentage of total investments, respectively, of the Fund.
Fund Allocation
Common Stocks	99.6%
Money Market Funds	0.3%
Written Options	(0.0%)
Net Other Assets and Liabilities	0.1%
Total	100.0%
Sector Allocation
Any amount shown as 0.0% represents less than 0.1%
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/TDVI to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
Nasdaq® and Nasdaq Technology DividendTM Index (the “Index”) are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

FT Vest Dow Jones Internet & Target Income ETF
FDND | CBOE BZX EXCHANGE, INC.
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about the FT Vest Dow Jones Internet & Target Income ETF (the “Fund”) for the period of March 20, 2024 (commencement of investment operations) to October 31, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/FDND. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest Dow Jones Internet & Target Income ETF	$48(1)	0.75%(2)
(1)	The Fund commenced investment operations on March 20, 2024. Had the Fund been in operation for a complete fiscal year, the cost of a $10,000 investment would have been higher.
(2)	Annualized.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 5.33% for the period from the Fund’s inception on March 20, 2024 through October 31, 2024. The Fund underperformed its benchmark, the Dow Jones Internet Composite  IndexSM, which returned 6.89% for the same Period.
This underperformance was due to the following:
Fund Net Asset Value Performance Attributed to:
Equities	6.89%
Short Call Options	-1.11%
Expenses (pro-rated annual expense ratio)	-0.45%
The top five performing holdings in the Fund for the Period were Carvana Co., Smartsheet, Inc., Paycom Software, Inc., GoDaddy, Inc., and ROBLOX Corp., with returns of 186.2%, 45.2%, 42.1%, 40.0%, and 36.8%, respectively.
The bottom five performing holdings in the Fund for the Period were Fastly, Inc., Teladoc Health, Inc., Okta, Inc., ZoomInfo Technologies, Inc., and Snowflake, Inc., with returns of -45.2%, -43.2%, -31.9%, -30.4%, and -29.6%, respectively.
The Fund holds a basket of equities as well as short call options that, in combination, are designed to meet the Fund’s objectives.
FUND PERFORMANCE (March 20, 2024 to October 31, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of October 31, 2024)	Since Inception (3/20/24)
FT Vest Dow Jones Internet & Target Income ETF	5.33%
Dow Jones Internet Composite IndexSM	6.89%
S&P 500® Index	10.07%
Visit www.ftportfolios.com/etf/FDND for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
The final determination of the source and tax status of all calendar year 2024 distributions, including any return of capital, will be made after the end of 2024 and will be provided on Form 1099-DIV.
KEY FUND STATISTICS (As of October 31, 2024)
Fund net assets	$2,044,042
Total number of portfolio holdings	43
Total advisory fee paid	$6,998
Portfolio turnover rate	194%
WHAT DID THE FUND INVEST IN? (As of October 31, 2024)
The tables below show the investment makeup of the Fund, representing the percentage of net assets and percentage of total investments, respectively, of the Fund.
Fund Allocation
Common Stocks	99.8%
Money Market Funds	0.2%
Written Options	(0.0%)
Net Other Assets and Liabilities	0.0%
Total	100.0%
Sector Allocation
Any amount shown as 0.0% represents less than 0.1%
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/FDND to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
Dow Jones Internet Composite IndexSM (“Index”) is a product of S&P Dow Jones Indices, LLC or its affiliates (“SPDJI”) and has been licensed for use by First Trust. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by First Trust. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P or their respective affiliates and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the Index.

FT Vest DJIA® Dogs 10 Target Income ETF
DOGG | CBOE BZX EXCHANGE, INC.
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about the FT Vest DJIA® Dogs 10 Target Income ETF (the “Fund”) for the year of November 1, 2023 to October 31, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/DOGG. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest DJIA® Dogs 10 Target Income ETF	$81	0.75%
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 16.42% for the twelve months ended October 31, 2024. The Fund underperformed its benchmark, the Dow Jones Industrial Average, which returned 28.85% for the same Period.
This underperformance was due to the following:
Fund Net Asset Value Performance Attributed to:
Equities (and synthetic equities)	23.50%
Short Call Options	-6.33%
Expenses (pro-rated annual expense ratio)	-0.75%
The top five performing holdings in the Fund for the Period were 3M Co., International Business Machines Corp., Amgen, Inc., Verizon Communications, Inc., and JPMorgan Chase & Co., with returns of 76.6%, 48.6%, 29.6%, 28.0%, and 26.2%, respectively.
The bottom five performing holdings in the Fund for the Period were Walgreens Boots Alliance, Inc., Johnson & Johnson, Chevron Corp., Dow, Inc., and Cisco Systems, Inc., with returns of -51.8%, 3.0%, 6.5%, 7.5%, and 8.5%, respectively.
The Fund holds a basket of equities and synthetic equities, as well as short call options that, in combination, are designed to meet the Fund’s objectives.
FUND PERFORMANCE (April 26, 2023 to October 31, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of October 31, 2024)	1 Year	Since Inception (4/26/23)
FT Vest DJIA® Dogs 10 Target Income ETF	16.42%	10.40%
Dow Jones Industrial Average®	28.85%	18.47%
S&P 500® Index	38.02%	27.13%
Visit www.ftportfolios.com/etf/DOGG for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
The final determination of the source and tax status of all calendar year 2024 distributions, including any return of capital, will be made after the end of 2024 and will be provided on Form 1099-DIV.
KEY FUND STATISTICS (As of October 31, 2024)
Fund net assets	$34,194,748
Total number of portfolio holdings	42
Total advisory fee paid	$195,434
Portfolio turnover rate	570%
WHAT DID THE FUND INVEST IN? (As of October 31, 2024)
The table below shows the investment makeup of the Fund, representing the percentage of net assets and percentage of total investments, respectively, of the Fund.
Fund Allocation
Common Stocks	49.7%
U.S. Treasury Bills	79.4%
Money Market Funds	0.4%
Purchased Options	0.1%
Written Options	(32.0%)
Net Other Assets and Liabilities	2.4%
Total	100.0%
Sector Allocation
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/DOGG to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The “Dow Jones Industrial Average” is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by First Trust. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“S&P”); “Dow Jones®” and “DJIA” are trademarks of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by First Trust. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the Index.

First Trust Intermediate Duration
Investment Grade Corporate ETF
FIIG | NYSE ARCA, INC.
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about the First Trust Intermediate Duration Investment Grade Corporate ETF (the “Fund”) for the year of November 1, 2023 to October 31, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/FIIG. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
First Trust Intermediate Duration Investment Grade Corporate ETF	$69	0.65%
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 13.82% for the 12 months ended October 31, 2024.  The Fund underperformed its benchmark, the Bloomberg US Credit Corp 5-10 Year Index, which returned 14.27% for the same Period.
The following key factors impacted Fund performance relative to the benchmark during the Period:
  Credit Quality: Performance across the credit quality spectrum was strong during the Period but lower quality assets generally outperformed.  The Fund benefited from an overweight allocation to assets rated BBB- and below.
  Asset Type:  The Fund’s commercial paper and cash allocation detracted from performance relative to the benchmark as those assets underperformed bonds during the Period.  The Fund’s average exposure to commercial paper and cash during the Period was 2.78%.
  Sector/Industry:  Relative to the benchmark, the primary contributors to the Fund’s performance were its security selection within the Technology, Healthcare, and Food & Beverage sectors.  Conversely, the Fund’s underweight allocation to and selection within the Banking sector was the primary detractor to Fund performance.
  Duration:  On average, the Fund maintained a duration that was 0.39 years longer than the benchmark during the Period, which had a modest positive contribution to the Fund’s performance as interest rates shifted lower over that time.
  U.S. Treasury Rates:  10-Year U.S. Treasury yields declined by 65 basis points (“bps”) to 4.28% after entering the Period at a high of 4.93% and bouncing off a low of 3.62%. Falling Treasury rates are generally a tailwind to fixed income assets.
  Bond Spreads, Yields and Prices:  The benchmark’s spread over treasuries compressed by 56 bps to T+90 bps.  While spreads ended the Period below the long-term average of T+154 bps (January 1999 – October 2024), a yield-to-worst of 5.16% remains above the long-term average of 4.71% (January 1999 – October 2024).  The benchmark’s bond prices increased by $9.60 to $95.16 and remain at a discount to par ($100).
FUND PERFORMANCE (August 2, 2023 to October 31, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of October 31, 2024)	1 Year	Since Inception (8/2/23)
First Trust Intermediate Duration Investment Grade Corporate ETF	13.82%	7.43%
Bloomberg US Credit Corp 5-10 Year Index	14.27%	7.76%
Bloomberg US Aggregate Bond Index	10.55%	5.01%
Visit www.ftportfolios.com/etf/FIIG for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of October 31, 2024)
Fund net assets	$376,865,511
Total number of portfolio holdings	270
Total advisory fee paid	$964,414
Portfolio turnover rate	6%
WHAT DID THE FUND INVEST IN? (As of October 31, 2024)
The tables below show the investment makeup of the Fund, representing the percentage of total investments of the Fund.
Top Ten Holdings
Alcon Finance Corp., 5.38%, 12/06/32	1.5%
Bank of America Corp., 4.57%, 04/27/33	1.4%
MSCI, Inc., 3.88%, 02/15/31	1.3%
Brown & Brown, Inc., 5.65%, 06/11/34	1.2%
Willis North America, Inc., 5.35%, 05/15/33	1.1%
CoStar Group, Inc., 2.80%, 07/15/30	1.1%
CCL Industries, Inc., 3.05%, 06/01/30	1.1%
JPMorgan Chase & Co., 4.91%, 07/25/33	1.1%
Icon Investments Six Designated Activity Co., 6.00%, 05/08/34	1.1%
Cadence Design Systems, Inc., 4.70%, 09/10/34	1.0%
Credit Quality (1)
(1) The ratings are by one or more nationally recognized statistical rating organizations (NRSROs), including S&P Global Ratings, Moody’s Investors Service, Inc., Fitch Ratings, or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest ratings are used. Ratings are measured highest to lowest on a scale that generally ranges from AAA to D for long-term ratings and A-1 to C for short-term ratings. Investment grade is defined as those issuers that have a long-term credit rating of BBB- or higher or a short-term credit rating of A-3 or higher. “NR” indicates no rating. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/FIIG to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.

First Trust Intermediate
Government Opportunities ETF
MGOV | NYSE Arca, Inc.
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about the First Trust Intermediate Government Opportunities ETF (the “Fund”) for the year of November 1, 2023 to October 31, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/MGOV. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
First Trust Intermediate Government Opportunities ETF	$69	0.65%
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 11.51% for the 12 months ended October 31, 2024. The Fund outperformed its benchmark, the ICE US Treasury, Agency & MBS Index, which returned 9.52% for the same Period.
This 199 basis points (“bps”) of outperformance was due to several factors during the Period:
  The Fund had modestly higher average duration compared to its benchmark and outperformed as yields declined over the Period.
  The Fund’s allocation to Agency Mortgage-Backed Securities aided performance as spreads tightened significantly in the sector.
  Overall, the use of derivatives was a net benefit to the Fund’s performance during the Period.
FUND PERFORMANCE (August 2, 2023 to October 31, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of October 31, 2024)	1 Year	Since Inception (8/2/23)
First Trust Intermediate Government Opportunities ETF	11.51%	5.03%
ICE US Treasury, Agency & MBS Index	9.52%	4.15%
Bloomberg US Aggregate Bond Index	10.55%	5.01%
Visit www.ftportfolios.com/etf/MGOV for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Performance in securitized product investment strategies can be impacted from the benefits of purchasing odd lot positions. The impact of these investments can be particularly meaningful when funds have limited assets under management and may not be a sustainable source of performance as a fund grows in size.
KEY FUND STATISTICS (As of October 31, 2024)
Fund net assets	$60,296,141
Total number of portfolio holdings	121
Total advisory fee paid	$208,405
Portfolio turnover rate	344%
WHAT DID THE FUND INVEST IN? (As of October 31, 2024)
The tables below show the investment makeup of the Fund, representing the percentage of net assets and percentage of total investments, respectively, of the Fund.
Fund Allocation
U.S. Government Agency Mortgage-Backed Securities	102.5%
U.S. Government Bonds and Notes	6.2%
Exchange-Traded Funds	0.2%
Money Market Funds	2.3%
U.S. Government Agency Mortgage-Backed Securities Sold Short	(0.7%)
Written Options	(0.7%)
Net Other Assets and Liabilities(1)	(9.8%)
Total	100.0%
Credit Quality (2)
(1)  Includes variation margin on futures contracts.
(2) The ratings are by one or more nationally recognized statistical rating organizations (NRSROs), including S&P Global Ratings, Moody’s Investors Service, Inc., Fitch Ratings, DBRS, Inc., Kroll Bond Rating Agency, Inc. or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest rating is used. A credit rating is an assessment provided by a NRSRO, of the creditworthiness of an issuer with respect to debt obligations. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Investment grade is defined as those issuers that have a long-term credit rating of BBB- or higher. “NR” indicates no rating. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the fund, and not to the fund or its shares. U.S. Agency, U.S. Agency mortgage-backed, and U.S. Treasury securities appear under “Government & Agency.” Credit ratings are subject to change.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/MGOV to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.

(b)	Not applicable to the Registrant.

Item 2. Code of Ethics.

(a)	The First Trust Exchange-Traded Fund IV (“Registrant”), as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.
(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.
(d)	The Registrant, during the period covered by this report, has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.
(e)	Not applicable.
(f)	A copy of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller is filed as an exhibit pursuant to Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the Registrant’s Board of Trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees (Registrant) -- The aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $478,975 for the fiscal year ended 2023 and $521,188 for the fiscal year ended 2024.
(b)	Audit-Related Fees (Registrant) -- The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended 2023 and $0 for the fiscal year ended 2024.

Audit-Related Fees (Investment Advisor) -- The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended 2023 and $0 for the fiscal year ended 2024.

Audit-Related Fees (Distributor) -- The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended 2023 and $0 for the fiscal year ended 2024.

(c)	Tax Fees (Registrant) -- The aggregate fees billed for professional services rendered by the principal accountant were $376,254 for the fiscal year ended 2023, for tax return review and debt instrument tax analysis and reporting; and were $332,312 for the fiscal year ended 2024, for tax consultation and/or tax return preparation and professional services render for Passive Foreign Investment Company identification services.

Tax Fees (Investment Advisor) -- The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the Registrant’s advisor and distributor were $0 for the fiscal year ended 2023 and $0 for the fiscal year ended 2024.

Tax Fees (Distributor) -- The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the Registrant’s distributor were $0 for the fiscal year ended 2023 and $0 for the fiscal year ended 2024.

These fees were for tax consultation and/or tax return preparation and professional services rendered for PFIC (Passive Foreign Investment Company) Identification Services.

(d)	All Other Fees (Registrant) -- The aggregate fees billed for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended 2023 and $0 for the fiscal year ended 2024.

All Other Fees (Investment Advisor) -- The aggregate fees billed for products and services provided by the principal accountant to the Registrant’s investment advisor, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended 2023 and $0 for the fiscal year ended 2024.

All Other Fees (Distributor) -- The aggregate fees billed for products and services provided by the principal accountant to the Registrant’s distributor, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended 2023 and $0 for the fiscal year ended 2024.

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the “Committee”) is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the Registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

The Committee is also responsible for the pre-approval of the independent auditor’s engagements for non-audit services with the Registrant’s advisor (not including a sub-advisor whose role is primarily portfolio management and is sub-contracted or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the Registrant’s advisor (other than any sub-advisor whose role is primarily portfolio management and is sub-contracted with or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the Registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor’s independence.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) for the Registrant and the Registrant’s investment advisor and distributor of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(C) or paragraph(C)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

Registrant:	Advisor and Distributor:
(b) 0%	(b) 0%
(c) 0%	(c) 0%
(d) 0%	(d) 0%
(f)	The percentage of hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.
(g)	The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the Registrant for the fiscal year ended 2023 were $376,254 for the Registrant, $44,000 for the Registrant’s investment advisor and $60,500 for the Registrant’s distributor; and for the fiscal year ended 2024 were $332,312 for the Registrant, $28,080 for the Registrant’s investment advisor and $32,400 for the Registrant’s distributor.
(h)	The Registrant’s audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the Registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
(i)	Not applicable to the Registrant.
(j)	Not applicable to the Registrant.

Item 5. Audit Committee of Listed Registrants.

(a)	The Registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 consisting of all the independent directors of the Registrant. The audit committee of the Registrant is comprised of: Richard E. Erickson, Thomas R. Kadlec, Denise M. Keefe, Robert F. Keith, Niel B. Nielson and Bronwyn Wright.
(b)	Not applicable to the Registrant.

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included in the Financial Statements and Other Information filed under Item 7(a) of this Form N-CSR.
(b)	Not applicable to the Registrant.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a) Following is a copy of the annual financial statements required, and for the periods specified, by Regulation S-X.

Annual Financial Statements and Other Information
For the Year Ended October 31, 2024

First Trust Exchange-Traded Fund IV

FT Vest DJIA® Dogs 10 Target Income ETF (DOGG)

FT Vest DJIA® Dogs 10 Target Income ETF (DOGG)
Annual Financial Statements and Other Information
October 31, 2024
Performance and Risk Disclosure
There is no assurance that FT Vest DJIA® Dogs 10 Target Income ETF (the “Fund”) will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
First Trust Advisors L.P., the Fund’s advisor, may also periodically provide additional information on Fund performance on the Fund’s webpage at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data that provides insight into the Fund’s performance and investment approach.
The material risks of investing in the Fund are spelled out in its prospectus, statement of additional information, and other Fund regulatory filings.

FT Vest DJIA® Dogs 10 Target Income ETF (DOGG)
Portfolio of Investments
October 31, 2024

Shares	Description	Value
COMMON STOCKS — 49.7%
	Beverages — 4.9%
25,859	Coca-Cola (The) Co. (a)	$1,688,851
	Biotechnology — 5.0%
5,320	Amgen, Inc. (a)	1,703,251
	Chemicals — 5.0%
34,555	Dow, Inc. (a)	1,706,326
	Communications Equipment — 4.9%
30,826	Cisco Systems, Inc. (a)	1,688,340
	Consumer Staples Distribution & Retail — 5.0%
180,858	Walgreens Boots Alliance, Inc. (a)	1,710,917
	Diversified Telecommunication Services — 4.9%
40,093	Verizon Communications, Inc. (a)	1,689,118
	Industrial Conglomerates — 5.0%
13,224	3M Co. (a)	1,698,887
	IT Services — 5.0%
8,241	International Business Machines Corp. (a)	1,703,579
	Oil, Gas & Consumable Fuels — 5.0%
11,445	Chevron Corp. (a)	1,703,245
	Pharmaceuticals — 5.0%
10,630	Johnson & Johnson (a)	1,699,312
	Total Common Stocks	16,991,826
	(Cost $16,237,854)

Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. TREASURY BILLS — 79.4%
$27,444,000	U.S. Treasury Bill (a)	(b)	01/23/25	27,163,660
	(Cost $27,139,906)

Shares	Description	Value
MONEY MARKET FUNDS — 0.4%
118,629	Dreyfus Government Cash Management Fund, Institutional Shares - 4.76% (c)	118,629
	(Cost $118,629)
	Total Investments — 129.5%	44,274,115
	(Cost $43,496,389)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 0.1%
	Call Options Purchased — 0.1%
132	3M Co.	$1,695,804	$143.10	01/27/25	29,568
53	Amgen, Inc.	1,696,848	469.95	01/27/25	2,600
115	Chevron Corp.	1,711,430	224.75	01/27/25	575
309	Cisco Systems, Inc.	1,692,393	76.01	01/27/25	309
259	Coca-Cola (The) Co.	1,691,529	88.52	01/27/25	259
345	Dow, Inc.	1,703,610	81.69	01/27/25	1,725
82	International Business Machines Corp.	1,695,104	280.02	01/27/25	82
See Notes to Financial Statements

FT Vest DJIA® Dogs 10 Target Income ETF (DOGG)
Portfolio of Investments (Continued)
October 31, 2024
Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS (Continued)
	Call Options Purchased (Continued)
106	Johnson & Johnson	$1,694,516	$238.88	01/27/25	$106
400	Verizon Communications, Inc.	1,685,200	63.72	01/27/25	400
1,809	Walgreens Boots Alliance, Inc.	1,711,314	34.41	01/27/25	1,809
	Total Purchased Options				37,433
	(Cost $88,322)
WRITTEN OPTIONS — (32.0)%
	Call Options Written — (0.1)%
(21)	3M Co.	(269,787)	125.00	11/01/24	(5,355)
(8)	Amgen, Inc.	(256,128)	315.00	11/01/24	(5,744)
(17)	Chevron Corp.	(252,994)	150.00	11/01/24	(2,074)
(55)	Cisco Systems, Inc.	(301,235)	56.00	11/01/24	(110)
(39)	Coca-Cola (The) Co.	(254,709)	67.00	11/01/24	(39)
(49)	Dow, Inc.	(241,962)	50.00	11/01/24	(980)
(14)	International Business Machines Corp.	(289,408)	215.00	11/01/24	(28)
(16)	Johnson & Johnson	(255,776)	160.00	11/01/24	(1,040)
(66)	Verizon Communications, Inc.	(278,058)	41.50	11/01/24	(4,554)
(218)	Walgreens Boots Alliance, Inc.	(206,228)	9.50	11/01/24	(2,616)
	Total Call Options Written				(22,540)
	(Premiums received $34,146)
	Put Options Written — (31.9)%
(132)	3M Co.	(1,695,804)	143.10	01/27/25	(211,728)
(53)	Amgen, Inc.	(1,696,848)	469.95	01/27/25	(779,008)
(115)	Chevron Corp.	(1,711,430)	224.75	01/27/25	(857,095)
(309)	Cisco Systems, Inc.	(1,692,393)	76.01	01/27/25	(647,046)
(259)	Coca-Cola (The) Co.	(1,691,529)	88.52	01/27/25	(588,707)
(345)	Dow, Inc.	(1,703,610)	81.69	01/27/25	(1,097,790)
(82)	International Business Machines Corp.	(1,695,104)	280.02	01/27/25	(589,744)
(106)	Johnson & Johnson	(1,694,516)	238.88	01/27/25	(821,076)
(400)	Verizon Communications, Inc.	(1,685,200)	63.72	01/27/25	(862,800)
(1,809)	Walgreens Boots Alliance, Inc.	(1,711,314)	34.41	01/27/25	(4,442,904)
	Total Put Options Written				(10,897,898)
	(Premiums received $10,386,346)
	Total Written Options				(10,920,438)
	(Premiums received $10,420,492)
	Net Other Assets and Liabilities — 2.4%				803,638
	Net Assets — 100.0%				$34,194,748

(a)	All or a portion of this security is pledged as collateral for the options written. At October 31, 2024, the value of these securities amounts to $29,769,666.
(b)	Zero coupon security.
(c)	Rate shown reflects yield as of October 31, 2024.
See Notes to Financial Statements

FT Vest DJIA® Dogs 10 Target Income ETF (DOGG)
Portfolio of Investments (Continued)
October 31, 2024

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 10/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$16,991,826	$16,991,826	$—	$—
U.S. Treasury Bills	27,163,660	—	27,163,660	—
Money Market Funds	118,629	118,629	—	—
Total Investments	44,274,115	17,110,455	27,163,660	—
Purchased Options	37,433	—	37,433	—
Total	$44,311,548	$17,110,455	$27,201,093	$—

LIABILITIES TABLE
	Total Value at 10/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options:
Call Options Written	$(22,540)	$(22,540)	$—	$—
Put Options Written	(10,897,898)	—	(10,897,898)	—
Total	$(10,920,438)	$(22,540)	$(10,897,898)	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

FT Vest DJIA® Dogs 10 Target Income ETF (DOGG)
Statement of Assets and Liabilities
October 31, 2024

ASSETS:
Investments, at value	$44,274,115
Options contracts purchased, at value	37,433
Due from broker	12,116
Cash segregated as collateral	781,029
Receivables:
Investment securities sold	1,268,831
Dividends	28,111
Total Assets	46,401,635

LIABILITIES:
Options contracts written, at value	10,920,438
Payables:
Investment securities purchased	1,264,034
Investment advisory fees	22,415
Total Liabilities	12,206,887
NET ASSETS	$34,194,748

NET ASSETS consist of:
Paid-in capital	$35,724,949
Par value	17,000
Accumulated distributable earnings (loss)	(1,547,201)
NET ASSETS	$34,194,748
NET ASSET VALUE, per share	$20.11
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	1,700,002
Investments, at cost	$43,496,389
Premiums paid on options contracts purchased	$88,322
Premiums received on options contracts written	$10,420,492
See Notes to Financial Statements

FT Vest DJIA® Dogs 10 Target Income ETF (DOGG)
Statement of Operations
For the Year Ended October 31, 2024

INVESTMENT INCOME:
Interest	$835,461
Dividends	556,700
Total investment income	1,392,161

EXPENSES:
Investment advisory fees	195,434
Total expenses	195,434
NET INVESTMENT INCOME (LOSS)	1,196,727

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(2,757,514)
In-kind redemptions	2,137,513
Purchased options contracts	11,206
Written options contracts	992,294
Net realized gain (loss)	383,499
Net change in unrealized appreciation (depreciation) on:
Investments	785,584
Purchased options contracts	(45,224)
Written options contracts	(342,819)
Net change in unrealized appreciation (depreciation)	397,541
NET REALIZED AND UNREALIZED GAIN (LOSS)	781,040
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,977,767
See Notes to Financial Statements

FT Vest DJIA® Dogs 10 Target Income ETF (DOGG)
Statements of Changes in Net Assets

	Year Ended 10/31/2024	Period Ended 10/31/2023 (a)
OPERATIONS:
Net investment income (loss)	$1,196,727	$105,427
Net realized gain (loss)	383,499	(24,449)
Net change in unrealized appreciation (depreciation)	397,541	(170,650)
Net increase (decrease) in net assets resulting from operations	1,977,767	(89,672)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(2,458,693)	(251,622)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	43,712,053	7,920,482
Cost of shares redeemed	(16,615,567)	—
Net increase (decrease) in net assets resulting from shareholder transactions	27,096,486	7,920,482
Total increase (decrease) in net assets	26,615,560	7,579,188

NET ASSETS:
Beginning of period	7,579,188	—
End of period	$34,194,748	$7,579,188

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	400,002	—
Shares sold	2,100,000	400,002
Shares redeemed	(800,000)	—
Shares outstanding, end of period	1,700,002	400,002

(a)	Inception date is April 26, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
See Notes to Financial Statements

FT Vest DJIA® Dogs 10 Target Income ETF (DOGG)
Financial Highlights
For a share outstanding throughout each period

	Year Ended 10/31/2024	Period Ended 10/31/2023 (a)

Net asset value, beginning of period	$18.95	$19.91
Income from investment operations:
Net investment income (loss) (b)	0.94	0.41
Net realized and unrealized gain (loss)	2.13	(0.43)
Total from investment operations	3.07	(0.02)
Distributions paid to shareholders from:
Net investment income	(1.91)	(0.94)
Net asset value, end of period	$20.11	$18.95
Total return (c)	16.42%	(0.19)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$34,195	$7,579
Ratio of total expenses to average net assets	0.75%	0.75% (d)
Ratio of net investment income (loss) to average net assets	4.59%	4.04% (d)
Portfolio turnover rate (e)	570%	198%

(a)	Inception date is April 26, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
FT Vest DJIA® Dogs 10 Target Income ETF (DOGG)
October 31, 2024

1. Organization
First Trust Exchange-Traded Fund IV (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on September 15, 2010, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
This report covers the FT Vest DJIA® Dogs 10 Target Income ETF (the “Fund”), a non-diversified series of the Trust, which trades under the ticker “DOGG” on Cboe BZX Exchange, Inc. (“Cboe BZX”). The Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
The Fund is an actively managed exchange-traded fund. The Fund’s investment objective seeks to provide current income with a secondary objective of providing capital appreciation. Under normal market conditions, the Fund will pursue its investment objectives by investing primarily in common stocks, exchange-traded options (including FLexible EXchange options (“FLEX Options”)) and short-term U.S. Treasury securities. The Fund seeks to provide exposure to the “Dogs of the Dow,” the ten highest dividend-yielding stocks in the Dow Jones Industrial Average (“DJIA”) on an annual basis. The Fund will purchase securities comprising the Dogs of the Dow and gain synthetic exposure to the price movements of the securities comprising the Dogs of the Dow through the use of a combination of puts, calls and U.S. Treasury securities (the “Synthetic Replication”). The Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in securities comprising the Dogs of the Dow or in options contracts that utilize Dogs of the Dow constituents as the reference asset.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. The Fund’s NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Common stocks and other equity securities listed on any national or foreign exchange (excluding Nasdaq, Inc. (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.
Exchange-traded options contracts (other than FLEX Option contracts) are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options contracts are valued at the mean of their most recent bid and ask price, if both are available. Over-the-counter options contracts are valued as follows, depending on the market in which the instrument trades: (1) the mean of their most recent bid and ask price, if available; or (2) a price based on

Notes to Financial Statements (Continued)
FT Vest DJIA® Dogs 10 Target Income ETF (DOGG)
October 31, 2024
the equivalent exchange-traded option. FLEX Option contracts are normally valued using a model-based price provided by a third-party pricing vendor. On days when a trade in a FLEX Option contract occurs, the trade price will be used to value such FLEX Option contracts in lieu of the model price.
Equity securities traded in an over-the-counter market are valued at the close price or the last trade price.
U.S. Treasuries are valued on the basis of valuations provided by a third-party pricing service approved by the Trust’s Board of Trustees.
Shares of open-end funds are valued based on NAV per share.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
 1)
the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price;
 2)
the type of security;
 3)
the size of the holding;
 4)
the initial cost of the security;
 5)
transactions in comparable securities;
 6)
price quotes from dealers and/or third-party pricing services;
 7)
relationships among various securities;
 8)
information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
 9)
an analysis of the issuer’s financial statements;
10)
the existence of merger proposals or tender offers that might affect the value of the security; and
11)
other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•  Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•  Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o  Quoted prices for similar investments in active markets.
o  Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o  Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o  Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•  Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.

Notes to Financial Statements (Continued)
FT Vest DJIA® Dogs 10 Target Income ETF (DOGG)
October 31, 2024
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of October 31, 2024, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date.
C. Options Contracts and FLEX Options
When the Fund sells call options as a means to generate income to achieve the Target Income Level, the Fund will employ a covered call strategy that seeks to sell call options having a strike price roughly equal to the value of each equity security held by the Fund (such options are said to be “at-the-money”) on some or all of the equity securities purchased by the Fund.
When utilizing Synthetic Replication, the Fund may utilize FLEX Options. FLEX Options are customized equity or index option contracts that trade on an exchange but provide investors with the ability to customize key contract terms like exercise prices, styles and expiration dates that are otherwise standardized in typical listed options contract. The Synthetic Replication is achieved through the combination of a purchasing a call and selling a put generally at the same strike price which synthetically creates the upside and downside participation in the price returns of the Dogs of the Dow.
When the Fund purchases a call or put option, the premium paid represents the cost of the call or put option, which is included in “Options contracts purchased, at value” on the Statement of Assets and Liabilities. When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in “Options contracts written, at value” on the Statement of Assets and Liabilities. Options are marked-to-market daily and their value is affected by changes in the value of the underlying security, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying securities, and the remaining time to the option’s expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or the trading volume diminishes. Gain or loss on purchased options, if any, is included in “Net realized gain (loss) on purchased options contracts” on the Statement of Operations. Gain or loss on written options, if any, is presented separately as “Net realized gain (loss) on written options contracts” on the Statement of Operations.
D. Dividends and Distributions to Shareholders
Dividends from net investment income of the Fund, if any, are declared and paid monthly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on significantly modified portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid during the fiscal year ended October 31, 2024 and period ended October 31, 2023 was as follows:

Distributions paid from:	2024	2023
Ordinary income	$2,458,693	$251,622
Capital gains	—	—
Return of capital	—	—
As of October 31, 2024, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed ordinary income	$227,687
Accumulated capital and other gain (loss)	—
Net unrealized appreciation (depreciation)	(1,774,888)

Notes to Financial Statements (Continued)
FT Vest DJIA® Dogs 10 Target Income ETF (DOGG)
October 31, 2024
E. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2023 and 2024 remain open to federal and state audit. As of October 31, 2024, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2024, for federal income tax purposes, the Fund had no non-expiring capital loss carryforwards available, to the extent provided by regulations, to offset future capital gains.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2024, the Fund had no net late year ordinary or capital losses.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31, 2024, the adjustments for the Fund were as follows:

Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-In Capital
$—	$(724,981)	$724,981
As of October 31, 2024, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:

Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$35,165,998	$785,960	$(2,560,848)	$(1,774,888)
F. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund’s portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.

Notes to Financial Statements (Continued)
FT Vest DJIA® Dogs 10 Target Income ETF (DOGG)
October 31, 2024
First Trust is responsible for the expenses of the Fund including the cost of transfer agency, sub-advisory, custody, fund administration, legal, audit and other services and license fees (if any), but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The annual unitary management fee payable by the Fund to First Trust for these services will be reduced at certain levels of the Fund’s net assets (“breakpoints”) and calculated pursuant to the following schedule:

Breakpoints
Fund net assets up to and including $2.5 billion	0.75000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.73125%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.71250%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.69375%
Fund net assets greater than $10 billion	0.67500%
Vest Financial LLC (“Vest”), an affiliate of First Trust, serves as the Fund’s sub-advisor and manages the Fund’s portfolio subject to First Trust’s supervision. Pursuant to the Investment Management Agreement, between the Trust, on behalf of the Fund, and the Advisor, and the Investment Sub-Advisory Agreement among the Trust, on behalf of the Fund, the Advisor and Vest, First Trust will supervise Vest and its management of the investment of the Fund’s assets and will pay Vest for its services as the Fund’s sub-advisor. Vest receives a sub-advisory fee equal to 0.20% of the average daily net assets of the Fund. Vest’s fee is paid by the Advisor out of its management fee.
The Trust has multiple service agreements with The Bank of New York Mellon (“BNY”). Under the service agreements, BNY performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BNY is responsible for custody of the Fund’s assets. As fund accountant and administrator, BNY is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BNY is responsible for maintaining shareholder records for the Fund. BNY is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee, the Vice Chair of the Audit Committee, the Lead Independent Trustee and the Vice Lead Independent Trustee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Committee Chairs, the Audit Committee Vice Chair, the Lead Independent Trustee and the Vice Lead Independent Trustee rotate periodically in serving in such capacities. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal year ended October 31, 2024, the cost of purchases and proceeds from sales of investments, excluding short-term investments and in-kind transactions, were $77,499,779 and $88,703,238, respectively.
For the fiscal year ended October 31, 2024, the cost of in-kind purchases and proceeds from in-kind sales were $43,211,493 and $16,261,596, respectively.

Notes to Financial Statements (Continued)
FT Vest DJIA® Dogs 10 Target Income ETF (DOGG)
October 31, 2024
5. Derivative Transactions
The following table presents the types of derivatives held by the Fund at October 31, 2024, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.

		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Options contracts	Equity Risk	Options contracts purchased, at value	$37,433	Options contracts written, at value	$10,920,438
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended October 31, 2024, on derivative instruments, as well as the primary underlying risk exposure associated with the instruments.

Statement of Operations Location
Equity Risk Exposure
Net realized gain (loss) on:
Purchased options contracts	$11,206
Written options contracts	992,294
Net change in unrealized appreciation (depreciation) on:
Purchased options contracts	(45,224)
Written options contracts	(342,819)
During the fiscal year ended October 31, 2024, the premiums for purchased options contracts opened were $128,843 and the premiums for purchased options contracts closed, exercised and expired were $50,261.
During the fiscal year ended October 31, 2024, the premiums for written options contracts opened were $13,224,831 and the premiums for written options contracts closed, exercised and expired were $4,847,856.
The Fund does not have the right to offset financial assets and financial liabilities related to options contracts on the Statement of Assets and Liabilities.
6. Creations, Redemptions and Transaction Fees
The Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with the Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in Creation Units. Prior to the start of trading on every business day, the Fund publishes through the National Securities Clearing Corporation the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of the Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of the Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in the Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of the Fund’s shares at or close to the NAV per share of the Fund.
The Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.

Notes to Financial Statements (Continued)
FT Vest DJIA® Dogs 10 Target Income ETF (DOGG)
October 31, 2024
The Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by the Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
7. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before March 31, 2026.
8. Indemnification
The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
9. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund IV:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of FT Vest DJIA® Dogs 10 Target Income ETF (the “Fund”), one of the funds constituting the First Trust Exchange-Traded Fund IV, as of October 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended, and for the period from April 26, 2023 (commencement of investment operations) through October 31, 2023, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2024, and the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the year then ended and for the period from April 26, 2023 (commencement of investment operations) through October 31, 2023, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche, LLP
Chicago, Illinois
December 20, 2024
We have served as the auditor of one or more First Trust investment companies since 2001.

Other Information
FT Vest DJIA® Dogs 10 Target Income ETF (DOGG)
October 31, 2024 (Unaudited)

Changes in and Disagreements with Accountants (Item 8 of Form N-CSR)
There were no changes in or disagreements with the Fund’s accountants during the fiscal year ended October 31, 2024.
Proxy Disclosures (Item 9 of Form N-CSR)
There were no matters submitted for vote by shareholders of the Fund during the fiscal year ended October 31, 2024.
Remuneration Paid to Directors, Officers, and Others (Item 10 of Form N-CSR)
Independent Trustees and any member of any advisory board of the Fund are compensated through the unitary management fee paid by the Fund to the advisor and not directly by the Fund. The investment advisory fee paid is included in the Statement of Operations.
Statement Regarding the Basis for the Board’s Approval of Investment Advisory Contract (Item 11 of Form N-CSR)
The Board of Trustees of First Trust Exchange-Traded Fund IV (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Advisory Agreement”) with First Trust Advisors L.P. (the “Advisor”) on behalf of the FT Vest DJIA® Dogs 10 Target Income ETF (the “Fund”) and the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) among the Trust, on behalf of the Fund, the Advisor and Vest Financial LLC (the “Sub-Advisor”). The Board approved the continuation of the Agreements for a one-year period ending June 30, 2025 at a meeting held on June 2–3, 2024. The Board determined that the continuation of the Agreements is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 16, 2024, April 25, 2024 and June 2–3, 2024, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor and the Sub-Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate schedule payable by the Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the sub-advisory fee as compared to fees charged to other clients of the Sub-Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for the Fund; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor and the Sub-Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; financial data for the Sub-Advisor; any indirect benefits to the Advisor and its affiliates, First Trust Portfolios L.P. (“FTP”) and First Trust Capital Partners, LLC (“FTCP”), and the Sub-Advisor; and information on the Advisor’s and the Sub-Advisor’s compliance programs. The Board reviewed initial materials with the Advisor at the meeting held on April 25, 2024, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor. Following the April 25, 2024 meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 2–3, 2024 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the Sub-Advisor continue to be reasonable business arrangements from the Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor and the Sub-Advisor manage the Fund and knowing the Fund’s unitary fee.
In reviewing the Agreements, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services. The Board noted that the Advisor oversees the Sub-Advisor’s day-to-day management of the Fund’s investments, including

Other Information (Continued)
FT Vest DJIA® Dogs 10 Target Income ETF (DOGG)
October 31, 2024 (Unaudited)
portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objectives, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 25, 2024 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. With respect to the Sub-Advisory Agreement, the Board noted that the Fund is an actively-managed ETF and the Sub-Advisor actively manages the Fund’s investments. The Board reviewed the materials provided by the Sub-Advisor and considered the services that the Sub-Advisor provides to the Fund, including the Sub-Advisor’s day-to-day management of the Fund’s investments. In considering the Sub-Advisor’s management of the Fund, the Board noted the background and experience of the Sub-Advisor’s portfolio management team, including the Board’s prior meetings with members of the portfolio management team. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with its investment objectives, policies and restrictions.
The Board considered the unitary fee rate schedule payable by the Fund under the Advisory Agreement for the services provided. The Board noted that the sub-advisory fee is paid by the Advisor from the unitary fee. The Board considered that as part of the unitary fee the Advisor is responsible for the Fund’s expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Advisory Agreement and interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the total (net) expense ratio for the Fund was below the median total (net) expense ratio of the peer funds in the Expense Group. With respect to the Expense Group, the Board discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, and different business models that may affect the pricing of services among ETF sponsors. The Board also noted that not all peer funds employ an advisor/sub-advisor management structure. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Fund and other non-ETF clients that limited their comparability. In considering the unitary fee rate schedule overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and the Sub-Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund’s performance. Because the Fund commenced operations on April 26, 2023 and therefore has a limited performance history, comparative performance information for the Fund was not reviewed.
On the basis of all the information provided on the unitary fee for the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund (out of which the Sub-Advisor is compensated) continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor to the Fund under the Agreements.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund at current asset levels and whether the Fund may benefit from any economies of scale. The Board noted that the unitary fee rate schedule for the Fund includes breakpoints pursuant to which the unitary fee rate will be reduced as assets of the Fund meet certain thresholds. The Board considered the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Fund will increase during the next twelve months as the Advisor continues to build infrastructure and add new staff. The Board also noted that under the unitary fee structure, any reduction in expenses associated with the management and operations of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for shareholders of the Fund. The Board concluded that the unitary fee rate schedule for the Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the management of the Fund at current asset levels. The Board

Other Information (Continued)
FT Vest DJIA® Dogs 10 Target Income ETF (DOGG)
October 31, 2024 (Unaudited)
considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the period from inception through December 31, 2023 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the twelve months ended December 31, 2023. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable. In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP. The Board also noted that FTCP has a controlling ownership interest in the Sub-Advisor’s parent company and considered potential indirect benefits to the Advisor from such ownership interest. The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
The Board considered the Sub-Advisor’s statement that it believes that the sub-advisory fee for the Fund is appropriate. The Board noted the Sub-Advisor’s statements that it continues to invest in infrastructure, technology and personnel, and that it anticipates that its expenses relating to providing services to the Fund will remain approximately the same for the next twelve months. The Board noted that the Advisor pays the Sub-Advisor from the unitary fee and its understanding that the Fund’s sub-advisory fee was the product of an arm’s length negotiation. The Board did not review the profitability of the Sub-Advisor with respect to the Fund. The Board concluded that the profitability analysis for the Advisor was more relevant. The Board considered the potential indirect benefits to the Sub-Advisor from being associated with the Advisor and the Fund, and noted the Sub-Advisor’s statements that it is the Sub-Advisor’s policy currently not to enter into soft-dollar arrangements for the procurement of research services in connection with client securities transactions and that, as a result, there are no foreseen indirect benefits from its relationship with the Fund. The Board also considered the potential indirect benefits to the Sub-Advisor from FTCP’s controlling ownership interest in the Sub-Advisor’s parent company. The Board concluded that the character and amount of potential indirect benefits to the Sub-Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.
Federal Tax Information
For the taxable year ended October 31, 2024, the following percentages of income dividends paid by the Fund qualify for the dividends received deduction available to corporations and are hereby designated as qualified dividend income:

Dividends Received Deduction	Qualified Dividend Income
18.84%	17.72%
Disclaimer
The “Dow Jones Industrial Average” is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by First Trust. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“S&P”); “Dow Jones®” and “DJIA” are trademarks of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by First Trust. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the Index.

First Trust Exchange-Traded Fund IV

First Trust North American Energy Infrastructure Fund (EMLP)
First Trust EIP Carbon Impact ETF (ECLN)
FT Energy Income Partners Strategy ETF (EIPX)
Annual Financial Statements and Other Information For the Year Ended October 31, 2024

First Trust Exchange-Traded Fund IV
Annual Financial Statements and Other Information
October 31, 2024
Performance and Risk Disclosure
There is no assurance that any series of First Trust Exchange-Traded Fund IV (the “Trust”) described in this report (each such series is referred to as a “Fund” and collectively, as the “Funds”) will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
First Trust Advisors L.P., the Funds’ advisor, may also periodically provide additional information on Fund performance on each Fund’s webpage at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data that provides insight into each Fund’s performance and investment approach.
The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information, and other Fund regulatory filings.

First Trust North American Energy Infrastructure Fund (EMLP)
Portfolio of Investments
October 31, 2024

Shares	Description	Value
COMMON STOCKS (a) — 68.3%
	Construction & Engineering — 3.4%
640,526	Fluor Corp. (b)	$33,486,699
203,162	Quanta Services, Inc.	61,279,754
		94,766,453
	Electric Utilities — 13.8%
758,788	Alliant Energy Corp.	45,527,280
637,336	American Electric Power Co., Inc.	62,936,930
34,113	Constellation Energy Corp.	8,970,354
181,944	Duke Energy Corp.	20,972,685
39,539	Emera, Inc. (CAD)	1,493,699
1,000,554	Enel S.p.A., ADR	7,564,188
256,584	Entergy Corp.	39,714,072
536,866	Evergy, Inc.	32,448,181
72,112	Exelon Corp.	2,834,002
585,057	Fortis, Inc. (CAD)	25,308,280
129,570	Iberdrola S.A., ADR	7,702,936
131,068	IDACORP, Inc.	13,562,917
2,135,109	PPL Corp.	69,519,149
152,531	Southern (The) Co.	13,884,897
491,787	Xcel Energy, Inc.	32,856,289
		385,295,859
	Energy Equipment & Services — 0.5%
715,912	Archrock, Inc.	14,332,558
	Gas Utilities — 6.9%
669,965	AltaGas Ltd. (CAD)	16,008,716
326,276	Atmos Energy Corp.	45,280,583
55,647	Chesapeake Utilities Corp.	6,665,954
1,360,885	National Fuel Gas Co.	82,374,369
271,932	New Jersey Resources Corp.	12,478,960
396,353	ONE Gas, Inc.	28,248,078
92,396	UGI Corp.	2,209,188
		193,265,848
	Independent Power and Renewable Electricity Producers — 3.8%
2,867,065	AES (The) Corp.	47,277,902
560,421	Clearway Energy, Inc., Class A	14,929,615
98,721	Northland Power, Inc. (CAD)	1,500,295
335,137	Orsted A/S, ADR (b)	6,515,063
273,338	Vistra Corp.	34,156,317
		104,379,192
	Multi-Utilities — 12.9%
90,912	Ameren Corp.	7,919,344
1,023,254	Atco Ltd., Class I (CAD)	35,510,923
75,452	Canadian Utilities Ltd., Class A (CAD)	1,931,888
611,808	CenterPoint Energy, Inc.	18,066,690
Shares	Description	Value

	Multi-Utilities (Continued)
420,874	CMS Energy Corp.	$29,297,039
252,965	Dominion Energy, Inc.	15,059,006
247,986	DTE Energy Co.	30,804,821
868,014	Public Service Enterprise Group, Inc.	77,609,132
1,333,097	Sempra	111,140,297
342,803	WEC Energy Group, Inc.	32,747,971
		360,087,111
	Oil, Gas & Consumable Fuels — 26.3%
221,740	Cheniere Energy, Inc.	42,436,601
1,378,951	DT Midstream, Inc.	124,312,433
851,294	Enbridge, Inc.	34,392,278
1,594,373	Keyera Corp. (CAD)	48,964,261
5,505,045	Kinder Morgan, Inc.	134,928,653
1,534,651	ONEOK, Inc.	148,676,989
146,673	South Bow Corp. (b)	3,660,958
571,003	Targa Resources Corp.	95,334,661
733,813	TC Energy Corp.	34,129,643
1,268,406	Williams (The) Cos., Inc.	66,426,422
		733,262,899
	Water Utilities — 0.7%
10,507	American Water Works Co., Inc.	1,451,122
440,238	Essential Utilities, Inc.	16,993,187
		18,444,309
	Total Common Stocks	1,903,834,229
	(Cost $1,319,090,880)

Units	Description	Value
MASTER LIMITED PARTNERSHIPS — 27.8%
	Chemicals — 0.8%
1,002,849	Westlake Chemical Partners, L.P.	22,564,103
	Energy Equipment & Services — 0.1%
144,672	USA Compression Partners, L.P.	3,155,296
	Independent Power and Renewable Electricity Producers — 0.8%
1,074,924	NextEra Energy Partners, L.P. (c)	20,799,779
	Oil, Gas & Consumable Fuels — 26.1%
502,137	Cheniere Energy Partners, L.P.	25,383,025
11,805,106	Energy Transfer, L.P.	194,548,147
5,024	EnLink Midstream LLC (c)	74,556
8,042,287	Enterprise Products Partners, L.P.	230,491,945
See Notes to Financial Statements

First Trust North American Energy Infrastructure Fund (EMLP)
Portfolio of Investments (Continued)
October 31, 2024
Units	Description	Value
MASTER LIMITED PARTNERSHIPS (Continued)
	Oil, Gas & Consumable Fuels (Continued)
512,707	Hess Midstream, L.P., Class A (c)	$17,765,298
2,386,187	MPLX, L.P.	105,994,427
7,106,290	Plains GP Holdings, L.P., Class A (c)	122,228,188
640,001	Sunoco, L.P.	32,512,051
		728,997,637
	Total Master Limited Partnerships	775,516,815
	(Cost $499,775,279)

Shares	Description	Value
MONEY MARKET FUNDS — 4.0%
112,345,285	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class - 4.71% (d)	112,345,285
	(Cost $112,345,285)

	Total Investments — 100.1%	2,791,696,329
	(Cost $1,931,211,444)
	Net Other Assets and Liabilities — (0.1)%	(1,619,030)
	Net Assets — 100.0%	$2,790,077,299

(a)	Securities are issued in U.S. dollars unless otherwise indicated in the security description.
(b)	Non-income producing security.
(c)	This security is taxed as a “C” corporation for federal income tax purposes.
(d)	Rate shown reflects yield as of October 31, 2024.

Abbreviations throughout the Portfolio of Investments:
ADR	– American Depositary Receipt
CAD	– Canadian Dollar

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 10/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 1,903,834,229	$ 1,903,834,229	$ —	$ —
Master Limited Partnerships*	775,516,815	775,516,815	—	—
Money Market Funds	112,345,285	112,345,285	—	—
Total Investments	$2,791,696,329	$2,791,696,329	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust EIP Carbon Impact ETF (ECLN)
Portfolio of Investments
October 31, 2024

Shares	Description	Value
COMMON STOCKS (a) — 87.7%
	Construction & Engineering — 3.5%
3,945	Fluor Corp. (b)	$206,245
1,005	Quanta Services, Inc.	303,138
		509,383
	Electric Utilities — 29.2%
7,207	Alliant Energy Corp.	432,420
5,527	American Electric Power Co., Inc.	545,791
606	Constellation Energy Corp.	159,354
1,334	Duke Energy Corp.	153,770
315	Edison International	25,956
195	Emera, Inc. (CAD)	7,367
21,575	Enel S.p.A., ADR	163,107
1,175	Entergy Corp.	181,867
5,625	Evergy, Inc.	339,975
6,313	Fortis, Inc. (CAD)	273,087
6,955	Hydro One Ltd. (CAD) (c) (d)	223,933
2,701	Iberdrola S.A., ADR	160,574
2,925	IDACORP, Inc.	302,679
2,259	OGE Energy Corp.	90,337
15,775	PPL Corp.	513,634
1,615	Southern (The) Co.	147,013
8,105	Xcel Energy, Inc.	541,495
		4,262,359
	Electrical Equipment — 0.5%
465	Generac Holdings, Inc. (b)	76,981
	Gas Utilities — 9.7%
3,125	AltaGas Ltd. (CAD)	74,671
4,116	Atmos Energy Corp.	571,218
545	Chesapeake Utilities Corp.	65,286
6,355	National Fuel Gas Co.	384,668
565	New Jersey Resources Corp.	25,928
4,106	ONE Gas, Inc.	292,635
		1,414,406
	Independent Power and Renewable Electricity Producers — 8.2%
21,041	AES (The) Corp.	346,966
15,054	Clearway Energy, Inc., Class A	401,039
6,025	EDP Renovaveis S.A. (EUR) (e)	81,660
4,707	Northland Power, Inc. (CAD)	71,534
1,075	Orsted A/S (DKK) (b) (c) (d) (e)	63,271
1,895	Vistra Corp.	236,799
		1,201,269
	Multi-Utilities — 19.4%
540	Ameren Corp.	47,039
8,839	Atco Ltd., Class I (CAD)	306,748
2,065	CenterPoint Energy, Inc.	60,979
6,195	CMS Energy Corp.	431,234
Shares	Description	Value

	Multi-Utilities (Continued)
1,315	Dominion Energy, Inc.	$78,282
3,045	DTE Energy Co.	378,250
5,295	Public Service Enterprise Group, Inc.	473,426
6,982	Sempra	582,089
4,965	WEC Energy Group, Inc.	474,307
		2,832,354
	Oil, Gas & Consumable Fuels — 15.9%
1,365	Cheniere Energy, Inc.	261,234
9,865	DT Midstream, Inc.	889,330
4,125	Targa Resources Corp.	688,710
9,425	Williams (The) Cos., Inc.	493,587
		2,332,861
	Professional Services — 0.3%
235	Amentum Holdings, Inc. (b)	6,989
235	Jacobs Solutions, Inc.	33,036
		40,025
	Water Utilities — 1.0%
385	American Water Works Co., Inc.	53,172
2,425	Essential Utilities, Inc.	93,605
		146,777
	Total Common Stocks	12,816,415
	(Cost $10,869,623)

Units	Description	Value
MASTER LIMITED PARTNERSHIPS (a) — 5.3%
	Independent Power and Renewable Electricity Producers — 2.3%
8,890	Brookfield Renewable Partners, L.P. (CAD)	228,706
5,648	NextEra Energy Partners, L.P. (f)	109,289
		337,995
	Oil, Gas & Consumable Fuels — 3.0%
8,465	Cheniere Energy Partners, L.P.	427,906
	Total Master Limited Partnerships	765,901
	(Cost $1,018,336)

See Notes to Financial Statements

First Trust EIP Carbon Impact ETF (ECLN)
Portfolio of Investments (Continued)
October 31, 2024
Shares	Description	Value
MONEY MARKET FUNDS — 7.0%
1,027,951	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class - 4.71% (g)	$1,027,951
	(Cost $1,027,951)

	Total Investments — 100.0%	14,610,267
	(Cost $12,915,910)
	Net Other Assets and Liabilities — (0.0)%	(274)
	Net Assets — 100.0%	$14,609,993

(a)	Securities are issued in U.S. dollars unless otherwise indicated in the security description.
(b)	Non-income producing security.
(c)
This security is exempt from registration upon resale under
Rule 144A of the Securities Act of 1933, as amended (the
“1933 Act”) and may be resold in transactions exempt from
registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it
trades freely without any additional registration.

(d)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the 1933 Act.
(e)
This security is fair valued by the Advisor’s Pricing
Committee in accordance with procedures approved by the
Trust’s Board of Trustees, and in accordance with provisions of the Investment Company Act of 1940 and rules
thereunder, as amended. At October 31, 2024, securities
noted as such are valued at $144,931 or 1.0% of net assets.
Certain of these securities are fair valued using a factor
provided by a third-party pricing service due to the change in value between the foreign markets’ close and the New York
Stock Exchange close exceeding a certain threshold. On days
when this threshold is not exceeded, these securities are
typically valued at the last sale price on the exchange on
which they are principally traded.

(f)	This security is taxed as a “C” corporation for federal income tax purposes.
(g)	Rate shown reflects yield as of October 31, 2024.

Abbreviations throughout the Portfolio of Investments:
ADR	– American Depositary Receipt
CAD	– Canadian Dollar
DKK	– Danish Krone
EUR	– Euro

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 10/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks:
Independent Power and Renewable Electricity Producers	$ 1,201,269	$ 1,056,338	$ 144,931	$ —
Other Industry Categories*	11,615,146	11,615,146	—	—
Master Limited Partnerships*	765,901	765,901	—	—
Money Market Funds	1,027,951	1,027,951	—	—
Total Investments	$14,610,267	$14,465,336	$144,931	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

FT Energy Income Partners Strategy ETF (EIPX)
Portfolio of Investments
October 31, 2024

Shares	Description	Value
COMMON STOCKS (a) — 73.9%
	Construction & Engineering — 2.0%
35,963	Fluor Corp. (b)	$1,880,146
15,478	Quanta Services, Inc.	4,668,629
		6,548,775
	Electric Utilities — 6.9%
44,389	Alliant Energy Corp.	2,663,340
51,426	American Electric Power Co., Inc.	5,078,318
242,779	Enel S.p.A., ADR	1,835,409
14,288	Entergy Corp.	2,211,497
52,991	Evergy, Inc.	3,202,776
32,755	Iberdrola S.A., ADR	1,947,285
10,240	IDACORP, Inc.	1,059,635
87,464	PPL Corp.	2,847,828
18,648	Southern (The) Co.	1,697,527
4,229	Xcel Energy, Inc.	282,539
		22,826,154
	Energy Equipment & Services — 6.7%
182,873	Archrock, Inc.	3,661,118
28,276	Cactus, Inc., Class A	1,676,484
136,186	Halliburton Co.	3,777,800
65,244	Helmerich & Payne, Inc.	2,192,199
123,663	NOV, Inc.	1,918,013
104,475	Patterson-UTI Energy, Inc.	801,323
136,319	Schlumberger N.V.	5,462,302
110,244	TechnipFMC PLC	2,942,412
		22,431,651
	Gas Utilities — 3.3%
27,714	AltaGas Ltd. (CAD)	662,222
12,472	Atmos Energy Corp.	1,730,864
134,095	National Fuel Gas Co.	8,116,771
5,586	ONE Gas, Inc.	398,114
		10,907,971
	Independent Power and Renewable Electricity Producers — 3.3%
196,026	AES (The) Corp.	3,232,468
112,245	Clearway Energy, Inc., Class A	2,990,207
39,029	Vistra Corp.	4,877,064
		11,099,739
	Multi-Utilities — 6.2%
12,641	Ameren Corp.	1,101,157
161,073	Atco Ltd., Class I (CAD)	5,589,864
35,612	CenterPoint Energy, Inc.	1,051,622
12,632	CMS Energy Corp.	879,314
7,897	DTE Energy Co.	980,965
19,281	Public Service Enterprise Group, Inc.	1,723,914
Shares	Description	Value

	Multi-Utilities (Continued)
83,278	Sempra	$6,942,887
26,284	WEC Energy Group, Inc.	2,510,911
		20,780,634
	Oil, Gas & Consumable Fuels — 45.0%
255,509	BP PLC, ADR	7,501,744
69,213	Canadian Natural Resources Ltd. (CAD)	2,353,744
17,463	Cheniere Energy, Inc.	3,342,069
106,534	Coterra Energy, Inc.	2,548,293
74,930	DHT Holdings, Inc.	773,278
15,500	Diamondback Energy, Inc.	2,739,935
61,916	DT Midstream, Inc.	5,581,727
92,676	Enbridge, Inc.	3,744,110
50,422	EOG Resources, Inc.	6,149,467
48,877	EQT Corp.	1,785,966
28,039	Expand Energy Corp.	2,375,464
108,881	Exxon Mobil Corp.	12,715,123
35,325	Frontline PLC	688,484
28,373	HF Sinclair Corp.	1,095,482
202,333	Imperial Oil Ltd. (CAD)	15,098,502
29,970	International Seaways, Inc.	1,304,894
80,036	Keyera Corp. (CAD)	2,457,959
434,363	Kinder Morgan, Inc.	10,646,237
5,910	Marathon Petroleum Corp.	859,728
26,662	Okeanis Eco Tankers Corp. (c) (d)	706,810
102,639	ONEOK, Inc.	9,943,666
7,304	Phillips 66	889,773
77,379	Range Resources Corp.	2,323,691
264,240	Shell PLC, ADR	17,849,412
20,875	SM Energy Co.	876,124
17,583	South Bow Corp. (b)	438,872
35,797	Targa Resources Corp.	5,976,667
86,761	TC Energy Corp.	4,035,254
254,651	TotalEnergies SE, ADR	15,930,967
57,434	Tourmaline Oil Corp. (CAD)	2,647,817
5,633	Valero Energy Corp.	730,938
64,597	Williams (The) Cos., Inc.	3,382,945
		149,495,142
	Water Utilities — 0.5%
41,918	Essential Utilities, Inc.	1,618,035
	Total Common Stocks	245,708,101
	(Cost $215,629,190)

Units	Description	Value
MASTER LIMITED PARTNERSHIPS — 25.1%
	Energy Equipment & Services — 0.2%
34,655	USA Compression Partners, L.P.	755,826
See Notes to Financial Statements

FT Energy Income Partners Strategy ETF (EIPX)
Portfolio of Investments (Continued)
October 31, 2024
Units	Description	Value
MASTER LIMITED PARTNERSHIPS (Continued)
	Independent Power and Renewable Electricity Producers — 0.6%
98,560	NextEra Energy Partners, L.P. (e)	$1,907,136
	Oil, Gas & Consumable Fuels — 24.3%
87,693	Alliance Resource Partners, L.P.	2,294,926
124,323	Cheniere Energy Partners, L.P.	6,284,528
1,066,455	Energy Transfer, L.P.	17,575,178
798,269	Enterprise Products Partners, L.P.	22,878,390
95,087	Kimbell Royalty Partners, L.P. (e)	1,526,146
291,339	MPLX, L.P.	12,941,278
16,888	Natural Resource Partners, L.P.	1,600,813
526,708	Plains GP Holdings, L.P., Class A (e)	9,059,378
63,308	Sunoco, L.P.	3,216,046
176,443	TXO Partners, L.P.	3,285,369
		80,662,052
	Total Master Limited Partnerships	83,325,014
	(Cost $68,148,867)

Shares	Description	Value
MONEY MARKET FUNDS — 0.8%
2,856,654	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class - 4.71% (f)	2,856,654
	(Cost $2,856,654)

	Total Investments — 99.8%	331,889,769
	(Cost $286,634,711)
	Net Other Assets and Liabilities — 0.2%	557,302
	Net Assets — 100.0%	$332,447,071

(a)	Securities are issued in U.S. dollars unless otherwise indicated in the security description.
(b)	Non-income producing security.
(c)
This security is exempt from registration upon resale under
Rule 144A of the Securities Act of 1933, as amended (the
“1933 Act”) and may be resold in transactions exempt from
registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it
trades freely without any additional registration.

(d)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the 1933 Act.
(e)	This security is taxed as a “C” corporation for federal income tax purposes.
(f)	Rate shown reflects yield as of October 31, 2024.

Abbreviations throughout the Portfolio of Investments:
ADR	– American Depositary Receipt
CAD	– Canadian Dollar

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 10/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 245,708,101	$ 245,708,101	$ —	$ —
Master Limited Partnerships*	83,325,014	83,325,014	—	—
Money Market Funds	2,856,654	2,856,654	—	—
Total Investments	$331,889,769	$331,889,769	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

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First Trust Exchange-Traded Fund IV
Statements of Assets and Liabilities
October 31, 2024

	First Trust North American Energy Infrastructure Fund (EMLP)	First Trust EIP Carbon Impact ETF (ECLN)	FT Energy Income Partners Strategy ETF (EIPX)
ASSETS:
Investments, at value	$2,791,696,329	$14,610,267	$331,889,769
Foreign currency, at value	198	—	—
Receivables:
Dividends	9,145,174	11,559	801,377
Investment securities sold	8,986,846	—	—
Reclaims	67,046	535	26,012
Total Assets	2,809,895,593	14,622,361	332,717,158

LIABILITIES:
Due to custodian foreign currency	—	—	1
Payables:
Investment securities purchased	17,581,636	—	—
Investment advisory fees	2,236,658	12,368	270,086
Total Liabilities	19,818,294	12,368	270,087
NET ASSETS	$2,790,077,299	$14,609,993	$332,447,071

NET ASSETS consist of:
Paid-in capital	$2,177,741,085	$14,348,938	$288,193,606
Par value	818,050	5,000	137,000
Accumulated distributable earnings (loss)	611,518,164	256,055	44,116,465
NET ASSETS	$2,790,077,299	$14,609,993	$332,447,071
NET ASSET VALUE, per share	$34.11	$29.22	$24.27
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	81,805,000	500,002	13,700,002
Investments, at cost	$1,931,211,444	$12,915,910	$286,634,711
Foreign currency, at cost (proceeds)	$198	$—	$(1)
See Notes to Financial Statements

First Trust Exchange-Traded Fund IV
Statements of Operations
For the Year Ended October 31, 2024

	First Trust North American Energy Infrastructure Fund (EMLP)	First Trust EIP Carbon Impact ETF (ECLN)	FT Energy Income Partners Strategy ETF (EIPX)
INVESTMENT INCOME:
Dividends	$64,342,272	$875,089	$8,270,742
Foreign withholding tax	(1,609,349)	(24,319)	(357,745)
Total investment income	62,732,923	850,770	7,912,997

EXPENSES:
Investment advisory fees	23,532,551	243,841	2,696,410
Total expenses	23,532,551	243,841	2,696,410
NET INVESTMENT INCOME (LOSS)	39,200,372	606,929	5,216,587

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	40,026,907	(506,312)	(178,220)
In-kind redemptions	60,148,317	2,692,657	5,902,060
Foreign currency transactions	(61,207)	(484)	(15,554)
Net realized gain (loss)	100,114,017	2,185,861	5,708,286
Net change in unrealized appreciation (depreciation) on:
Investments	597,253,757	4,302,390	41,442,384
Foreign currency translation	(1,550)	11	185
Net change in unrealized appreciation (depreciation)	597,252,207	4,302,401	41,442,569
NET REALIZED AND UNREALIZED GAIN (LOSS)	697,366,224	6,488,262	47,150,855
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$736,566,596	$7,095,191	$52,367,442
See Notes to Financial Statements

First Trust Exchange-Traded Fund IV
Statements of Changes in Net Assets

	First Trust North American Energy Infrastructure Fund (EMLP)		First Trust EIP Carbon Impact ETF (ECLN)
	Year Ended 10/31/2024	Year Ended 10/31/2023	Year Ended 10/31/2024	Year Ended 10/31/2023
OPERATIONS:
Net investment income (loss)	$39,200,372	$33,149,839	$606,929	$760,649
Net realized gain (loss)	100,114,017	300,077,803	2,185,861	138,417
Net change in unrealized appreciation (depreciation)	597,252,207	(267,693,420)	4,302,401	(3,854,395)
Net increase (decrease) in net assets resulting from operations	736,566,596	65,534,222	7,095,191	(2,955,329)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(91,997,789)	(97,994,977)	(693,457)	(859,756)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	51,655,747	268,430,716	—	8,925,761
Cost of shares redeemed	(179,411,258)	(533,010,958)	(22,383,242)	(6,147,043)
Net increase (decrease) in net assets resulting from shareholder transactions	(127,755,511)	(264,580,242)	(22,383,242)	2,778,718
Total increase (decrease) in net assets	516,813,296	(297,040,997)	(15,981,508)	(1,036,367)

NET ASSETS:
Beginning of period	2,273,264,003	2,570,305,000	30,591,501	31,627,868
End of period	$2,790,077,299	$2,273,264,003	$14,609,993	$30,591,501

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	86,405,000	96,255,000	1,350,002	1,250,002
Shares sold	1,650,000	9,850,000	—	350,000
Shares redeemed	(6,250,000)	(19,700,000)	(850,000)	(250,000)
Shares outstanding, end of period	81,805,000	86,405,000	500,002	1,350,002

(a)	Inception date is November 2, 2022, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
See Notes to Financial Statements

FT Energy Income Partners Strategy ETF (EIPX)
Year Ended 10/31/2024	Period Ended 10/31/2023 (a)

$5,216,587	$1,986,846
5,708,286	2,087,870
41,442,569	3,812,361
52,367,442	7,887,077

(9,999,142)	(4,081,596)

101,503,671	231,740,383
(22,401,092)	(24,569,672)
79,102,579	207,170,711
121,470,879	210,976,192

210,976,192	—
$332,447,071	$210,976,192

10,150,002	—
4,500,000	11,350,002
(950,000)	(1,200,000)
13,700,002	10,150,002
See Notes to Financial Statements

First Trust Exchange-Traded Fund IV
Financial Highlights
For a share outstanding throughout each period
First Trust North American Energy Infrastructure Fund (EMLP)

	Year Ended October 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of period	$26.31	$26.70	$25.02	$19.68	$24.83
Income from investment operations:
Net investment income (loss)	0.47 (a)	0.36 (a)	0.37	0.19	0.20
Net realized and unrealized gain (loss)	8.44	0.30	2.14	6.01	(4.33)
Total from investment operations	8.91	0.66	2.51	6.20	(4.13)
Distributions paid to shareholders from:
Net investment income	(1.11)	(1.05)	(0.37)	(0.86)	(0.70)
Return of capital	—	—	(0.46)	—	(0.32)
Total distributions	(1.11)	(1.05)	(0.83)	(0.86)	(1.02)
Net asset value, end of period	$34.11	$26.31	$26.70	$25.02	$19.68
Total return (b)	34.48%	2.49%	10.19%	31.97%	(16.69)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$2,790,077	$2,273,264	$2,570,305	$2,129,135	$1,687,897
Ratio of total expenses to average net assets (c)	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of net investment income (loss) to average net assets (c)	1.58%	1.33%	1.08%	0.71%	1.13%
Portfolio turnover rate (d)	23%	32%	32%	52%	46%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)
Ratio of total expenses to average net assets and ratio of net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of expenses and income of underlying investment companies in which the Fund invests.

(d)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund IV
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust EIP Carbon Impact ETF (ECLN)

	Year Ended October 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of period	$22.66	$25.30	$24.33	$21.40	$20.70
Income from investment operations:
Net investment income (loss)	0.59 (a)	0.55 (a)	0.31	0.31	0.30
Net realized and unrealized gain (loss)	6.70	(2.57)	1.05	2.98	0.85
Total from investment operations	7.29	(2.02)	1.36	3.29	1.15
Distributions paid to shareholders from:
Net investment income	(0.73)	(0.59)	(0.29)	(0.36)	(0.33)
Net realized gain	—	(0.03)	(0.10)	—	—
Return of capital	—	—	—	—	(0.12)
Total distributions	(0.73)	(0.62)	(0.39)	(0.36)	(0.45)
Net asset value, end of period	$29.22	$22.66	$25.30	$24.33	$21.40
Total return (b)	32.63%	(8.15)%	5.62%	15.49%	5.69%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$14,610	$30,592	$31,628	$20,682	$2,140
Ratio of total expenses to average net assets (c)	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of net investment income (loss) to average net assets (c)	2.36%	2.22%	1.29%	1.24%	1.45%
Portfolio turnover rate (d)	16%	47%	22%	56%	23%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)
Ratio of total expenses to average net assets and ratio of net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of expenses and income of underlying investment companies in which the Fund invests.

(d)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund IV
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Energy Income Partners Strategy ETF (EIPX)

	Year Ended 10/31/2024	Period Ended 10/31/2023 (a)

Net asset value, beginning of period	$20.79	$19.72
Income from investment operations:
Net investment income (loss) (b)	0.42	0.33
Net realized and unrealized gain (loss)	3.85	1.37
Total from investment operations	4.27	1.70
Distributions paid to shareholders from:
Net investment income	(0.76)	(0.63)
Net realized gain	(0.03)	—
Total distributions	(0.79)	(0.63)
Net asset value, end of period	$24.27	$20.79
Total return (c)	20.83%	8.71%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$332,447	$210,976
Ratio of total expenses to average net assets	0.95%	0.95% (d)
Ratio of net investment income (loss) to average net assets	1.84%	1.64% (d)
Portfolio turnover rate (e)	23%	19%

(a)	Inception date is November 2, 2022, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Exchange-Traded Fund IV
October 31, 2024

1. Organization
First Trust Exchange-Traded Fund IV (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on September 15, 2010, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
This report covers the three funds (each a “Fund” and collectively, the “Funds”) listed below, each a non-diversified series of the Trust. The shares of each Fund are listed and traded on the NYSE Arca, Inc.

First Trust North American Energy Infrastructure Fund – (ticker “EMLP”)
First Trust EIP Carbon Impact ETF – (ticker “ECLN”)
FT Energy Income Partners Strategy ETF – (ticker “EIPX”)
Each Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
Each Fund is an actively managed exchange-traded fund. EMLP’s investment objective is to seek total return. EMLP will invest, under normal market conditions, at least 80% of its net assets (including investment borrowings) in equity securities of companies deemed by Energy Income Partners, LLC (“EIP” or the “Sub-Advisor”) to be engaged in the energy infrastructure sector, which principally include U.S. and Canadian natural gas and electric utilities, corporations operating energy infrastructure assets such as pipelines or renewable energy production, utilities, publicly-traded master limited partnerships or limited liability companies taxed as partnerships (“MLPs”), MLP affiliates, and other companies that derive the majority of their revenues from operating or providing services in support of infrastructure assets such as pipelines, power transmission and petroleum and natural gas storage in the petroleum, natural gas and power generation industries (collectively, “Energy Infrastructure Companies”). In addition, under normal market conditions, the Fund will invest at least 80% of its net assets (including investment borrowings) in equity securities of companies headquartered or incorporated in the United States and Canada. ECLN’s investment objective is to seek to achieve a competitive risk-adjusted total return balanced between dividends and capital appreciation. ECLN will invest, under normal market conditions, at least 80% of its net assets (including investment borrowings) in the equity securities of companies identified by EIP as having or seeking to have a positive carbon impact. The Sub-Advisor defines positive carbon impact companies as companies that reduce, have a publicly available plan to reduce, or enable the reduction of carbon and other greenhouse gas emissions from the production, transportation, conversion, storage and use of energy. ECLN’s investments will be concentrated in the industries constituting the energy infrastructure sector, which principally include utilities, natural gas pipeline companies, manufacturers, contracted developers and/or owners of renewable energy; and other companies that derive the majority of their earnings from manufacturing, operating or providing services in support of infrastructure assets and/or infrastructure activities such as renewable energy equipment, energy storage, carbon capture and sequestration, fugitive methane abatement and energy transmission and distribution equipment. EIPX’s investment objective is to seek risk-adjusted total return. EIPX will invest, under normal market conditions, at least 80% of its net assets (plus any borrowing for investment purposes) in a portfolio of equity securities in the broader energy market (“Energy Companies”), which include companies in the Global Industry Classification Standard (“GICS”) energy sector, companies in the GICS utility sector (excluding water utilities), or companies in any other GICS sectors that derive at least 50% of their revenues or profits from exploration, development, production, gathering, transportation, processing, storing, refining, distribution, mining or marketing, of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products, petrochemicals, electricity, coal, uranium, hydrogen or other energy sources, renewable energy production, renewable energy equipment, energy storage, carbon, carbon dioxide, carbon dioxide and fugitive methane mitigation and management, as well as electric transmission, distribution, storage and system reliability support. Energy Companies also include companies providing engineering, consulting and construction services that derive at least 50% of their revenues or profits from the above, all of which are selected by EIP. These companies may include MLPs and MLP affiliates.
2. Significant Accounting Policies
The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund IV
October 31, 2024
A. Portfolio Valuation
Each Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. Each Fund’s NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
Each Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds’ investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund’s investments are valued as follows:
Common stocks, MLPs and other equity securities listed on any national or foreign exchange (excluding Nasdaq, Inc. (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.
Securities trading on foreign exchanges or over-the-counter markets that close prior to the NYSE close may be valued using a systematic fair valuation model provided by a third-party pricing service. If these foreign securities meet certain criteria in relation to the valuation model, their valuation is systematically adjusted to reflect the impact of movement in the U.S. market after the close of the foreign markets.
Shares of open-end funds are valued based on NAV per share.
Equity securities traded in an over-the-counter market are valued at the close price or the last trade price.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
 1)
the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price;
 2)
the type of security;
 3)
the size of the holding;
 4)
the initial cost of the security;
 5)
transactions in comparable securities;
 6)
price quotes from dealers and/or third-party pricing services;
 7)
relationships among various securities;
 8)
information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
 9)
an analysis of the issuer’s financial statements;
10)
the existence of merger proposals or tender offers that might affect the value of the security; and
11)
other relevant factors.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund IV
October 31, 2024
If the securities in question are foreign securities, the following additional information may be considered:
 1)
the last sale price on the exchange on which they are principally traded;
 2)
the value of similar foreign securities traded on other foreign markets;
 3)
ADR trading of similar securities;
 4)
closed-end fund or exchange-traded fund trading of similar securities;
 5)
foreign currency exchange activity;
 6)
the trading prices of financial products that are tied to baskets of foreign securities;
 7)
factors relating to the event that precipitated the pricing problem;
 8)
whether the event is likely to recur;
 9)
whether the effects of the event are isolated or whether they affect entire markets, countries or regions; and
10)
other relevant factors.
Because foreign markets may be open on different days than the days during which investors may transact in the shares of a Fund, the value of the Fund’s securities may change on the days when investors are not able to transact in the shares of the Fund. The value of the securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE.
The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•  Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•  Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o  Quoted prices for similar investments in active markets.
o  Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o  Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o  Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•  Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund’s investments as of October 31, 2024, is included with each Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.
Distributions received from a Fund’s investments in MLPs generally are comprised of return of capital and investment income. A Fund records estimated return of capital and investment income based on historical information available from each MLP. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded.
C. Foreign Currency
The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Statements of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund IV
October 31, 2024
in market price and are shown in “Net change in unrealized appreciation (depreciation) on investments” on the Statements of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are included in “Net realized gain (loss) on foreign currency transactions” on the Statements of Operations. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) on investments” on the Statements of Operations.
D. Dividends and Distributions to Shareholders
Dividends from net investment income of each Fund, if any, are declared and paid quarterly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by each Fund, if any, are distributed at least annually. Each Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on significantly modified portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid by each Fund during the fiscal year ended October 31, 2024 were as follows:

	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust North American Energy Infrastructure Fund	$91,997,789	$—	$—
First Trust EIP Carbon Impact ETF	693,457	—	—
FT Energy Income Partners Strategy ETF	9,999,142	—	—
The tax character of distributions paid by each Fund during the fiscal period ended October 31, 2023 were as follows:

	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust North American Energy Infrastructure Fund	$97,994,977	$—	$—
First Trust EIP Carbon Impact ETF	818,867	40,889	—
FT Energy Income Partners Strategy ETF	4,081,596	—	—
As of October 31, 2024, the components of distributable earnings on a tax basis for each Fund were as follows:

	Undistributed Ordinary Income	Accumulated Capital and Other Gain (Loss)	Net Unrealized Appreciation (Depreciation)
First Trust North American Energy Infrastructure Fund	$—	$(224,953,514)	$836,471,678
First Trust EIP Carbon Impact ETF	—	(1,433,904)	1,689,959
FT Energy Income Partners Strategy ETF	—	—	44,116,465
E. Income Taxes
Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund IV
October 31, 2024
The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. For EMLP and ECLN, the taxable years ended 2021, 2022, 2023, and 2024 remain open to federal and state audit. For EIPX, the taxable years ended 2023 and 2024 remain open to federal and state audit. As of October 31, 2024, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds’ financial statements for uncertain tax positions.
Each Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. Each Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2024, for federal income tax purposes, each applicable Fund had a capital loss carryforward available that is shown in the following table, to the extent provided by regulations, to offset future capital gains. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to each applicable Fund’s shareholders.

Non-Expiring Capital Loss Carryforwards
First Trust North American Energy Infrastructure Fund	$224,953,514
First Trust EIP Carbon Impact ETF	1,433,904
During the taxable year ended October 31, 2024, the following Funds utilized capital loss carryforwards in the following amounts:

Capital Loss Utilized
First Trust North American Energy Infrastructure Fund	$36,281,467
FT Energy Income Partners Strategy ETF	407,092
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2024, the Funds had no net late year ordinary or capital losses.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31, 2024, the adjustments for each Fund were as follows:

	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-In Capital
First Trust North American Energy Infrastructure Fund	$54,585,738	$(69,673,378)	$15,087,640
First Trust EIP Carbon Impact ETF	120,189	(2,342,827)	2,222,638
FT Energy Income Partners Strategy ETF	4,763,520	(5,838,485)	1,074,965
As of October 31, 2024, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
First Trust North American Energy Infrastructure Fund	$1,955,223,081	$875,783,161	$(39,309,913)	$836,473,248
First Trust EIP Carbon Impact ETF	12,920,301	2,371,719	(681,753)	1,689,966

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund IV
October 31, 2024
	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
FT Energy Income Partners Strategy ETF	$287,773,176	$54,147,078	$(10,030,485)	$44,116,593
F. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the securities in each Fund’s portfolio, managing the Funds’ business affairs and providing certain administrative services necessary for the management of the Funds.
The Trust, on behalf of the Funds, and First Trust have retained EIP, an affiliate of First Trust, to serve as the Funds’ investment sub-advisor. In this capacity, EIP is responsible for the selection and ongoing monitoring of the securities in each Fund’s investment portfolio. Pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust will supervise EIP and its management of the investment of each Fund’s assets and will pay EIP for its services as the Funds’ sub-advisor. First Trust will also be responsible for each Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The annual unitary management fee payable by each Fund to First Trust for these services will be reduced at certain levels of each Fund’s net assets (“breakpoints”) and calculated pursuant to the following schedule:

Breakpoints
Fund net assets up to and including $2.5 billion	0.95000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.92625%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.90250%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.87875%
Fund net assets greater than $10 billion	0.85500%
In addition, the Funds incur acquired fund fees and expenses. The total of the unitary management fee and acquired fund fees and expenses represents a Fund’s total annual operating expenses.
EIP receives a sub-advisory fee for EMLP from First Trust equal to 45% of any remaining monthly investment management fee paid to First Trust after the Fund’s average Fund expenses accrued during the most recent twelve months are subtracted from the investment management fee in a given month. EIP receives a sub-advisory fee for ECLN and EIPX from First Trust equal to 50% of the monthly investment management fee paid to First Trust less one-half of the Fund’s expenses, for which EIP is responsible. During any period in which the Advisor’s management fee is reduced in accordance with the breakpoints described above, the investment sub-advisory fee (which is based on the Advisor’s management fee) paid to EIP will be reduced to reflect the reduction in the Advisor’s management fee.
First Trust Capital Partners, LLC (“FTCP”), an affiliate of First Trust, owns, through a wholly-owned subsidiary, a 15% ownership interest in each of EIP and EIP Partners, LLC, an affiliate of EIP.
The Trust has multiple service agreements with The Bank of New York Mellon (“BNY”). Under the service agreements, BNY performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BNY is responsible for custody of each Fund’s assets. As fund accountant and administrator, BNY is responsible for maintaining the books and records of each Fund’s securities and cash. As transfer agent, BNY is responsible for maintaining shareholder records for each Fund. BNY is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund IV
October 31, 2024
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee, the Vice Chair of the Audit Committee, the Lead Independent Trustee and the Vice Lead Independent Trustee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Committee Chairs, the Audit Committee Vice Chair, the Lead Independent Trustee and the Vice Lead Independent Trustee rotate periodically in serving in such capacities. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal year ended October 31, 2024, the cost of purchases and proceeds from sales of investments for each Fund, excluding short-term investments and in-kind transactions, were as follows:

	Purchases	Sales
First Trust North American Energy Infrastructure Fund	$547,818,417	$608,789,077
First Trust EIP Carbon Impact ETF	3,777,135	4,173,321
FT Energy Income Partners Strategy ETF	72,180,327	64,754,356
For the fiscal year ended October 31, 2024, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:

	Purchases	Sales
First Trust North American Energy Infrastructure Fund	$50,396,974	$172,933,242
First Trust EIP Carbon Impact ETF	—	20,827,254
FT Energy Income Partners Strategy ETF	97,929,282	22,254,829
5. Creations, Redemptions and Transaction Fees
Each Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with a Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in Creation Units. Prior to the start of trading on every business day, a Fund publishes through the National Securities Clearing Corporation the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of a Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of a Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in a Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of a Fund’s shares at or close to the NAV per share of the Fund.
Each Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
Each Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund IV
October 31, 2024
comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by a Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
6. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before March 31, 2026.
7. Indemnification
The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
8. Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund IV:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of First Trust North American Energy Infrastructure Fund, First Trust EIP Carbon Impact ETF, and FT Energy Income Partners Strategy ETF (the “Funds”), each a series of the First Trust Exchange-Traded Fund IV, including the portfolios of investments, as of October 31, 2024, the related statements of operations, the statements of changes in net assets, and the financial highlights for the periods indicated in the table below; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2024, and the results of their operations, the changes in their net assets, and the financial highlights for the periods listed in the table below in conformity with accounting principles generally accepted in the United States of America.

Individual Funds Included in the Trust	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
First Trust North American Energy Infrastructure Fund	For the year ended October 31, 2024	For the years ended October 31, 2024, and 2023	For the years ended October 31, 2024, 2023, 2022, 2021, and 2020
First Trust EIP Carbon Impact ETF	For the year ended October 31, 2024	For the years ended October 31, 2024, and 2023	For the years ended October 31, 2024, 2023, 2022, 2021, and 2020
FT Energy Income Partners Strategy ETF	For the year ended October 31, 2024	For the year ended October 31, 2024, and for the period from November 2, 2022 (commencement of investment operations) through October 31, 2023
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche, LLP
Chicago, Illinois
December 19, 2024
We have served as the auditor of one or more First Trust investment companies since 2001.

Other Information
First Trust Exchange-Traded Fund IV
October 31, 2024 (Unaudited)

Changes in and Disagreements with Accountants (Item 8 of Form N-CSR)
There were no changes in or disagreements with the Funds’ accountants during the fiscal year ended October 31, 2024.
Proxy Disclosures (Item 9 of Form N-CSR)
There were no matters submitted for vote by shareholders of any Fund during the fiscal year ended October 31, 2024.
Remuneration Paid to Directors, Officers, and Others (Item 10 of Form N-CSR)
Independent Trustees and any member of any advisory board of each Fund are compensated through the unitary management fee paid by each Fund to the advisor and not directly by each Fund. The investment advisory fee paid is included in the Statements of Operations.
Statement Regarding the Basis for the Board’s Approval of Investment Advisory Contract (Item 11 of Form N-CSR)
The Board of Trustees of First Trust Exchange-Traded Fund IV (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreements (as applicable to a specific Fund, the “Advisory Agreement” and collectively, the “Advisory Agreements”) with First Trust Advisors L.P. (the “Advisor”) and the Investment Sub-Advisory Agreements (as applicable to a specific Fund, the “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements” and together with the Advisory Agreements, the “Agreements”) among the Trust, the Advisor and Energy Income Partners, LLC (the “Sub-Advisor”) on behalf of the following series of the Trust (each a “Fund” and collectively, the “Funds”):
FT Energy Income Partners Strategy ETF (EIPX)
First Trust EIP Carbon Impact ETF (ECLN)
First Trust North American Energy Infrastructure Fund (EMLP)
The Board approved the continuation of the applicable Agreements for each Fund for a one-year period ending June 30, 2025 at a meeting held on June 2–3, 2024. The Board determined for each Fund that the continuation of the applicable Agreements is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 16, 2024, April 25, 2024 and June 2–3, 2024, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor and the Sub-Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate schedule payable by each Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the sub-advisory fee as compared to fees charged to other clients of the Sub-Advisor; the expense ratio of each Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for each Fund, including comparisons of each Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to each Fund and the potential for the Advisor and the Sub-Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; financial data for the Sub-Advisor; any indirect benefits to the Advisor and its affiliates, First Trust Portfolios L.P. (“FTP”) and First Trust Capital Partners, LLC (“FTCP”), and the Sub-Advisor; and information on the Advisor’s and the Sub-Advisor’s compliance programs. The Board reviewed initial materials with the Advisor at the meeting held on April 25, 2024, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor. Following the April 25, 2024 meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 2–3, 2024 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and

Other Information (Continued)
First Trust Exchange-Traded Fund IV
October 31, 2024 (Unaudited)
the Sub-Advisor continue to be reasonable business arrangements from each Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the Advisor and the Sub-Advisor manage the Fund and knowing the Fund’s unitary fee.
In reviewing the applicable Agreements for each Fund, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the applicable Agreements. With respect to the Advisory Agreements, the Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund and reviewed all of the services provided by the Advisor to the Funds, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services. The Board noted that the Advisor oversees the Sub-Advisor’s day-to-day management of each Fund’s investments, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisor’s and each Fund’s compliance with the 1940 Act, as well as each Fund’s compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Funds. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 25, 2024 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Funds and the other funds in the First Trust Fund Complex. With respect to the Sub-Advisory Agreements, the Board noted that each Fund is an actively-managed ETF and the Sub-Advisor actively manages the Fund’s investments. In addition to the written materials provided by the Sub-Advisor, at the June 2–3, 2024 Board meeting, the Board also received a presentation from representatives of the Sub-Advisor, who discussed the services that the Sub-Advisor provides to each Fund, including the Sub-Advisor’s day-to-day management of the Funds’ investments. In considering the Sub-Advisor’s management of the Funds, the Board noted the background and experience of the Sub-Advisor’s portfolio management team. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and each Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed each Fund consistent with its investment objective, policies and restrictions.
The Board considered the unitary fee rate schedule payable by each Fund under the applicable Advisory Agreement for the services provided. The Board noted that the sub-advisory fee for each Fund is paid by the Advisor from the Fund’s unitary fee. The Board considered that as part of the unitary fee the Advisor is responsible for each Fund’s expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the applicable Advisory Agreement and interest, taxes, acquired fund fees and expenses, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Groups, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because each Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the total (net) expense ratio for each of EIPX and EMLP was below the median total (net) expense ratio of the peer funds in its respective Expense Group and that the total (net) expense ratio for ECLN was above the median total (net) expense ratio of the peer funds in its respective Expense Group. With respect to the Expense Groups, the Board discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, including that the Expense Groups for EIPX and EMLP contained both actively-managed ETFs and open-end mutual funds, and different business models that may affect the pricing of services among ETF sponsors. The Board also noted that, for each Fund, not all peer funds employ an advisor/sub-advisor management structure. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Funds and other non-ETF clients that limited their comparability. In considering the unitary fee rate schedules overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to each Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for each Fund. The Board noted the process it has established for monitoring each Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and the Sub-Advisor for the Funds. The Board determined that this process continues to be effective for reviewing each Fund’s performance. The Board received and reviewed information comparing the performance of each of EIPX and ECLN for one or more periods ended December 31, 2023 to the performance of the funds in its Performance Universe and to that of a benchmark index and information comparing EMLP’s performance for periods ended December 31, 2023 to the performance of the funds in its Performance Universe

Other Information (Continued)
First Trust Exchange-Traded Fund IV
October 31, 2024 (Unaudited)
and to that of a blended benchmark index. Based on the information provided, the Board noted that EIPX underperformed its Performance Universe median and outperformed its benchmark index for the one-year period ended December 31, 2023. The Board noted that ECLN outperformed its Performance Universe median and benchmark index for the one- and three-year periods ended December 31, 2023. The Board noted that EMLP underperformed its Performance Universe median for the one-, three- and five-year periods ended December 31, 2023, outperformed its Performance Universe median for the ten-year period ended December 31, 2023, outperformed its blended benchmark index for the one-year period ended December 31, 2023 and underperformed its blended benchmark index for the three-, five- and ten-year periods ended December 31, 2023. The Board noted the Advisor’s discussion of EMLP’s performance at the April 25, 2024 meeting.
On the basis of all the information provided on the unitary fee and performance of each Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for each Fund (out of which the Sub-Advisor is compensated) continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor to each Fund under the Agreements.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Funds at current asset levels and whether the Funds may benefit from any economies of scale. The Board noted that the unitary fee rate schedule for each Fund includes breakpoints pursuant to which the unitary fee rate will be reduced as assets of the Fund meet certain thresholds. The Board considered the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Funds will increase during the next twelve months as the Advisor continues to build infrastructure and add new staff. The Board also noted that under the unitary fee structure, any reduction in expenses associated with the management and operations of the Funds would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for shareholders of the Funds. The Board concluded that the unitary fee rate schedule for each Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the management of the Fund at current asset levels. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to each Fund for the twelve months ended December 31, 2023 and the estimated profitability level for each Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for each Fund was not unreasonable. In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Funds. The Board noted that FTCP has an ownership interest in the Sub-Advisor and considered potential indirect benefits to the Advisor from such ownership interest. The Board also considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Funds, may have had no dealings with the Advisor or FTP. The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
The Board considered that the Sub-Advisor anticipates that its expenses will continue to rise due to additions to personnel and system upgrades. The Board noted that the Advisor pays the Sub-Advisor for each Fund from the unitary fee, that the sub-advisory fee will be reduced consistent with the breakpoints in the unitary fee rate schedule and its understanding that each Fund’s sub-advisory fee was the product of an arm’s length negotiation. The Board did not review the profitability of the Sub-Advisor with respect to each Fund. The Board concluded that the profitability analysis for the Advisor was more relevant. The Board considered indirect benefits that may be realized by the Sub-Advisor from its relationship with the Funds, including soft-dollar arrangements, and considered a summary of such arrangements. The Board also considered the potential indirect benefits to the Sub-Advisor from the ownership interest of FTCP in the Sub-Advisor. The Board concluded that the character and amount of potential indirect benefits to the Sub-Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of each Fund. No single factor was determinative in the Board’s analysis.
Remuneration Disclosure Under the Alternative Investment Fund Managers Directive
First Trust Advisors L.P. (“First Trust”) is authorised and regulated by the U.S. Securities and Exchange Commission and is entitled to market shares of certain First Trust Exchange-Traded Fund IV funds it manages (the “Funds”) in certain member states in the European Economic Area in accordance with the cooperation arrangements in Article 42 of the Alternative Investment Fund Managers Directive (the “Directive”). First Trust is required under the Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust’s interpretation of currently available regulatory guidance on remuneration disclosures.

Other Information (Continued)
First Trust Exchange-Traded Fund IV
October 31, 2024 (Unaudited)
During the year ended December 31, 2023, the amount of remuneration paid (or to be paid) by First Trust Advisors L.P. in respect of the Funds is $1,242,818. This figure is comprised of $54,673 paid (or to be paid) in fixed compensation and $1,188,145 paid (or to be paid) in variable compensation. There were a total of 26 beneficiaries of the remuneration described above. Those amounts include $620,846 paid (or to be paid) to senior management of First Trust Advisors L.P. and $621,972 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust Advisors L.P. or the Funds (collectively, “Code Staff”).
Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust’s remuneration policy (the “Remuneration Policy”) which is determined and implemented by First Trust’s senior management. The Remuneration Policy reflects First Trust’s ethos of good governance and encapsulates the following principal objectives:
i.
to provide a clear link between remuneration and performance of First Trust and to avoid rewarding for failure;
ii.
to promote sound and effective risk management consistent with the risk profiles of the funds managed by First Trust; and
iii.
to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the funds managed by First Trust in a manner that avoids conflicts of interest.
First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest. First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.
First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust. Remuneration is not based upon the performance of the Funds.
The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.
No individual is involved in setting his or her own remuneration.
Federal Tax Information
For the taxable year ended October 31, 2024, the following percentages of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Dividends Received Deduction
First Trust North American Energy Infrastructure Fund	58.16%
First Trust EIP Carbon Impact ETF	100.00%
FT Energy Income Partners Strategy ETF	40.91%
For the taxable year ended October 31, 2024, the following percentages of income dividends paid by the Funds are hereby designated as qualified dividend income:

Qualified Dividend Income
First Trust North American Energy Infrastructure Fund	68.26%
First Trust EIP Carbon Impact ETF	100.00%
FT Energy Income Partners Strategy ETF	73.44%
A portion of each of the Funds’ 2024 ordinary dividends (including short-term capital gains) paid to shareholders during the taxable year ended October 31, 2024, may be eligible for the Qualified Business Income (QBI) Deduction under the Internal Revenue Code of 1986, as amended, Section 199A for the aggregate dividends each Fund received from the underlying Real Estate Investment Trusts (REITs) these Funds invest in.

Annual Financial Statements and Other Information
For the Year Ended October 31, 2024

First Trust Exchange-Traded Fund IV

First Trust SSI Strategic Convertible Securities ETF (FCVT)

First Trust SSI Strategic Convertible Securities ETF (FCVT)
Annual Financial Statements and Other Information
October 31, 2024
Performance and Risk Disclosure
There is no assurance that First Trust SSI Strategic Convertible Securities ETF (the “Fund”) will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
First Trust Advisors L.P., the Fund’s advisor, may also periodically provide additional information on Fund performance on the Fund’s webpage at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data that provides insight into the Fund’s performance and investment approach.
The material risks of investing in the Fund are spelled out in its prospectus, statement of additional information, and other Fund regulatory filings.

First Trust SSI Strategic Convertible Securities ETF (FCVT)
Portfolio of Investments
October 31, 2024

Principal Value	Description	Stated Coupon	Stated Maturity	Value
CONVERTIBLE CORPORATE BONDS AND NOTES — 89.4%
	Aerospace & Defense — 1.3%
$461,000	Axon Enterprise, Inc.	0.50%	12/15/27	$873,134
	Automobile Components — 0.4%
181,000	Patrick Industries, Inc.	1.75%	12/01/28	251,205
	Automobiles — 1.5%
297,000	Ford Motor Co.	(a)	03/15/26	289,575
960,000	Rivian Automotive, Inc.	3.63%	10/15/30	747,264
				1,036,839
	Banks — 0.5%
246,000	Morgan Stanley Finance LLC	1.00%	11/23/27	354,907
	Biotechnology — 6.6%
530,000	Alnylam Pharmaceuticals, Inc.	1.00%	09/15/27	605,525
620,000	Ascendis Pharma A/S	2.25%	04/01/28	657,286
169,000	Bridgebio Pharma, Inc.	2.50%	03/15/27	169,133
270,000	Cytokinetics, Inc.	3.50%	07/01/27	338,850
457,000	Exact Sciences Corp. (b)	2.00%	03/01/30	519,837
456,000	Halozyme Therapeutics, Inc.	1.00%	08/15/28	503,880
398,000	Insmed, Inc.	0.75%	06/01/28	845,750
255,000	Mirum Pharmaceuticals, Inc.	4.00%	05/01/29	371,252
520,000	Sarepta Therapeutics, Inc.	1.25%	09/15/27	587,860
				4,599,373
	Broadline Retail — 2.6%
1,195,000	Alibaba Group Holding Ltd. (b)	0.50%	06/01/31	1,379,329
350,000	JD.com, Inc. (b)	0.25%	06/01/29	400,925
				1,780,254
	Capital Markets — 0.8%
605,000	Coinbase Global, Inc. (b)	0.25%	04/01/30	549,340
	Commercial Services & Supplies — 1.1%
560,000	Tetra Tech, Inc.	2.25%	08/15/28	756,560
	Communications Equipment — 1.0%
615,000	Lumentum Holdings, Inc.	1.50%	12/15/29	712,785
	Construction & Engineering — 2.2%
424,000	Fluor Corp.	1.13%	08/15/29	555,652
742,000	Granite Construction, Inc. (b)	3.25%	06/15/30	952,542
				1,508,194
	Consumer Finance — 0.6%
325,000	SoFi Technologies, Inc. (b)	1.25%	03/15/29	446,139
	Consumer Staples Distribution & Retail — 0.4%
225,000	Chefs’ (The) Warehouse, Inc.	2.38%	12/15/28	254,448
	Diversified Consumer Services — 0.3%
118,000	Stride, Inc.	1.13%	09/01/27	214,524
	Electric Utilities — 6.9%
470,000	Duke Energy Corp.	4.13%	04/15/26	497,730
1,773,000	NextEra Energy Capital Holdings, Inc. (b)	3.00%	03/01/27	2,203,839
97,000	NRG Energy, Inc.	2.75%	06/01/48	213,594
751,000	PG&E Corp. (b)	4.25%	12/01/27	819,904
See Notes to Financial Statements

First Trust SSI Strategic Convertible Securities ETF (FCVT)
Portfolio of Investments (Continued)
October 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CONVERTIBLE CORPORATE BONDS AND NOTES (Continued)
	Electric Utilities (Continued)
$303,000	PPL Capital Funding, Inc.	2.88%	03/15/28	$317,468
700,000	Southern (The) Co.	3.88%	12/15/25	782,075
				4,834,610
	Electrical Equipment — 0.4%
348,000	Bloom Energy Corp.	3.00%	06/01/28	302,830
	Electronic Equipment, Instruments & Components — 1.8%
255,000	Advanced Energy Industries, Inc.	2.50%	09/15/28	271,972
475,000	Itron, Inc.	(a)	03/15/26	505,875
464,000	OSI Systems, Inc. (b)	2.25%	08/01/29	453,003
				1,230,850
	Entertainment — 2.0%
485,000	Liberty Media Corp.	2.25%	08/15/27	538,872
241,000	Live Nation Entertainment, Inc.	2.00%	02/15/25	271,183
163,000	Sea Ltd.	2.38%	12/01/25	195,030
420,000	Spotify USA, Inc.	(a)	03/15/26	423,536
				1,428,621
	Financial Services — 3.1%
645,000	Affirm Holdings, Inc.	(a)	11/15/26	573,276
436,000	Global Payments, Inc. (b)	1.50%	03/01/31	417,906
263,000	HAT Holdings I LLC / HAT Holdings II LLC (b)	3.75%	08/15/28	367,937
810,000	Shift4 Payments, Inc.	0.50%	08/01/27	832,275
				2,191,394
	Food Products — 1.3%
277,000	Freshpet, Inc.	3.00%	04/01/28	560,509
295,000	Post Holdings, Inc.	2.50%	08/15/27	337,923
				898,432
	Ground Transportation — 2.2%
339,000	Lyft, Inc. (b)	0.63%	03/01/29	329,847
1,005,000	Uber Technologies, Inc. (b)	0.88%	12/01/28	1,213,537
				1,543,384
	Health Care Equipment & Supplies — 3.5%
340,000	Haemonetics Corp. (b)	2.50%	06/01/29	325,040
305,000	Insulet Corp.	0.38%	09/01/26	359,976
392,000	Integer Holdings Corp.	2.13%	02/15/28	597,016
349,000	Lantheus Holdings, Inc.	2.63%	12/15/27	539,990
283,000	Merit Medical Systems, Inc. (b)	3.00%	02/01/29	367,051
200,000	TransMedics Group, Inc.	1.50%	06/01/28	236,530
				2,425,603
	Health Care Providers & Services — 0.6%
525,000	Guardant Health, Inc.	(a)	11/15/27	423,806
	Health Care REITs — 1.6%
319,000	Ventas Realty, L.P.	3.75%	06/01/26	395,719
521,000	Welltower OP LLC (b)	2.75%	05/15/28	750,761
				1,146,480
	Hotel & Resort REITs — 0.6%
435,000	Summit Hotel Properties, Inc.	1.50%	02/15/26	410,357
See Notes to Financial Statements

First Trust SSI Strategic Convertible Securities ETF (FCVT)
Portfolio of Investments (Continued)
October 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CONVERTIBLE CORPORATE BONDS AND NOTES (Continued)
	Hotels, Restaurants & Leisure — 5.4%
$375,000	Booking Holdings, Inc.	0.75%	05/01/25	$933,515
270,000	Carnival Corp.	5.75%	12/01/27	494,201
371,000	DraftKings Holdings, Inc.	(a)	03/15/28	314,051
88,000	MakeMyTrip Ltd.	(a)	02/15/28	232,760
720,000	NCL Corp. Ltd.	1.13%	02/15/27	747,297
180,000	Royal Caribbean Cruises Ltd.	6.00%	08/15/25	748,237
245,000	Trip.com Group Ltd. (b)	0.75%	06/15/29	289,223
				3,759,284
	Household Durables — 1.2%
753,000	Meritage Homes Corp. (b)	1.75%	05/15/28	803,075
	Interactive Media & Services — 3.1%
555,000	Liberty TripAdvisor Holdings, Inc. (b)	0.50%	06/30/51	523,088
584,000	Morgan Stanley Finance LLC	0.13%	02/07/28	1,161,576
545,000	Snap, Inc. (b)	0.50%	05/01/30	489,410
				2,174,074
	IT Services — 3.2%
590,000	Akamai Technologies, Inc.	0.13%	05/01/25	659,620
256,000	Core Scientific, Inc. (b)	3.00%	09/01/29	381,480
382,000	MongoDB, Inc.	0.25%	01/15/26	510,829
676,000	Snowflake, Inc. (b)	(a)	10/01/27	696,618
				2,248,547
	Life Sciences Tools & Services — 0.5%
330,000	Repligen Corp. (b)	1.00%	12/15/28	331,525
	Media — 2.2%
515,000	Liberty Broadband Corp. (b)	3.13%	03/31/53	510,932
812,000	Liberty Media Corp. (b)	2.38%	09/30/53	1,018,654
				1,529,586
	Metals & Mining — 1.3%
198,000	Equinox Gold Corp.	4.75%	10/15/28	229,988
440,000	MP Materials Corp. (b)	0.25%	04/01/26	409,172
265,000	MP Materials Corp. (b)	3.00%	03/01/30	295,085
				934,245
	Mortgage REITs — 1.0%
425,000	PennyMac Corp.	5.50%	03/15/26	417,562
271,000	Two Harbors Investment Corp.	6.25%	01/15/26	264,632
				682,194
	Office REITs — 0.5%
301,000	COPT Defense Properties, L.P. (b)	5.25%	09/15/28	361,050
	Oil, Gas & Consumable Fuels — 0.6%
61,000	CNX Resources Corp.	2.25%	05/01/26	162,199
215,000	Northern Oil & Gas, Inc.	3.63%	04/15/29	249,239
				411,438
	Pharmaceuticals — 1.4%
545,000	Amphastar Pharmaceuticals, Inc.	2.00%	03/15/29	586,584
361,000	Jazz Investments I Ltd. (b)	3.13%	09/15/30	372,371
				958,955
See Notes to Financial Statements

First Trust SSI Strategic Convertible Securities ETF (FCVT)
Portfolio of Investments (Continued)
October 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CONVERTIBLE CORPORATE BONDS AND NOTES (Continued)
	Professional Services — 1.2%
$650,000	Parsons Corp. (b)	2.63%	03/01/29	$842,400
	Real Estate Management & Development — 1.0%
350,000	Redfin Corp.	0.50%	04/01/27	255,500
324,000	Zillow Group, Inc.	1.38%	09/01/26	447,930
				703,430
	Retail REITs — 0.4%
274,000	Federal Realty OP LP (b)	3.25%	01/15/29	281,946
	Semiconductors & Semiconductor Equipment — 6.2%
195,000	Camtek Ltd.	(a)	12/01/26	286,845
270,000	Impinj, Inc.	1.13%	05/15/27	481,599
411,000	MACOM Technology Solutions Holdings, Inc.	0.25%	03/15/26	582,490
370,000	Microchip Technology, Inc. (b)	0.75%	06/01/30	357,512
826,000	MKS Instruments, Inc. (b)	1.25%	06/01/30	798,329
885,000	ON Semiconductor Corp.	0.50%	03/01/29	886,814
165,000	Semtech Corp.	1.63%	11/01/27	228,443
400,000	SK Hynix, Inc. (c)	1.75%	04/11/30	678,300
				4,300,332
	Software — 11.9%
481,000	Box, Inc. (b)	1.50%	09/15/29	474,026
282,000	Datadog, Inc.	0.13%	06/15/25	391,980
551,000	Guidewire Software, Inc. (b)	1.25%	11/01/29	561,744
209,000	HubSpot, Inc.	0.38%	06/01/25	410,894
208,000	InterDigital, Inc.	3.50%	06/01/27	410,072
273,000	MARA Holdings, Inc. (b)	2.13%	09/01/31	322,352
306,000	MicroStrategy, Inc. (b)	0.63%	03/15/30	555,772
882,000	MicroStrategy, Inc. (b)	2.25%	06/15/32	1,298,745
405,000	Nutanix, Inc.	0.25%	10/01/27	498,352
286,000	Palo Alto Networks, Inc.	0.38%	06/01/25	1,037,608
258,000	Q2 Holdings, Inc.	0.75%	06/01/26	290,528
317,000	Tyler Technologies, Inc.	0.25%	03/15/26	401,164
494,000	Varonis Systems, Inc. (b)	1.00%	09/15/29	500,274
323,000	Vertex, Inc. (b)	0.75%	05/01/29	426,037
350,000	Workiva, Inc.	1.25%	08/15/28	331,958
300,000	Zscaler, Inc.	0.13%	07/01/25	379,800
				8,291,306
	Specialty Retail — 2.6%
395,000	Burlington Stores, Inc.	1.25%	12/15/27	534,633
686,000	Wayfair, Inc.	1.00%	08/15/26	629,895
605,000	Wayfair, Inc.	3.25%	09/15/27	637,670
				1,802,198
	Technology Hardware, Storage & Peripherals — 2.4%
828,000	Seagate HDD Cayman	3.50%	06/01/28	1,111,590
412,000	Western Digital Corp. (b)	3.00%	11/15/28	589,366
				1,700,956
	Total Convertible Corporate Bonds and Notes			62,290,610
	(Cost $53,158,738)

See Notes to Financial Statements

First Trust SSI Strategic Convertible Securities ETF (FCVT)
Portfolio of Investments (Continued)
October 31, 2024
Shares	Description	Stated Coupon	Stated Maturity	Value
CONVERTIBLE PREFERRED SECURITIES — 9.1%
	Aerospace & Defense — 1.0%
13,345	Boeing (The) Co.	6.00%	10/15/27	$717,027
	Banks — 3.3%
830	Bank of America Corp., Series L	7.25%	(d)	1,025,050
1,031	Wells Fargo & Co., Series L	7.50%	(d)	1,273,161
				2,298,211
	Capital Markets — 0.7%
9,845	Ares Management Corp., Series B	6.75%	10/01/27	530,646
	Chemicals — 0.5%
7,740	Albemarle Corp.	7.25%	03/01/27	346,365
	Financial Services — 2.0%
18,100	Apollo Global Management, Inc.	6.75%	07/31/26	1,382,297
	Machinery — 0.5%
6,700	Chart Industries, Inc., Series B	6.75%	12/15/25	330,645
	Technology Hardware, Storage & Peripherals — 1.1%
13,045	Hewlett Packard Enterprise Co.	7.63%	09/01/27	754,653
	Total Convertible Preferred Securities			6,359,844
	(Cost $5,955,905)

Shares	Description	Value
MONEY MARKET FUNDS — 0.6%
426,801	Dreyfus Government Cash Management Fund, Institutional Shares - 4.76% (e)	426,801
	(Cost $426,801)

	Total Investments — 99.1%	69,077,255
	(Cost $59,541,444)
	Net Other Assets and Liabilities — 0.9%	621,042
	Net Assets — 100.0%	$69,698,297

(a)	Zero coupon security.
(b)
This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under
Rule 144A of the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P., the Fund’s advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At October 31, 2024, securities noted as such amounted to $24,987,123 or
35.9% of net assets.

(c)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the 1933 Act.
(d)	Perpetual maturity.
(e)	Rate shown reflects yield as of October 31, 2024.

Abbreviations throughout the Portfolio of Investments:
REITs	– Real Estate Investment Trusts
See Notes to Financial Statements

First Trust SSI Strategic Convertible Securities ETF (FCVT)
Portfolio of Investments (Continued)
October 31, 2024

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 10/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Convertible Corporate Bonds and Notes*	$62,290,610	$—	$62,290,610	$—
Convertible Preferred Securities*	6,359,844	6,359,844	—	—
Money Market Funds	426,801	426,801	—	—
Total Investments	$69,077,255	$6,786,645	$62,290,610	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust SSI Strategic Convertible Securities ETF (FCVT)
Statement of Assets and Liabilities
October 31, 2024

ASSETS:
Investments, at value	$69,077,255
Receivables:
Investment securities sold	452,061
Interest	221,570
Dividends	3,410
Total Assets	69,754,296

LIABILITIES:
Investment advisory fees payable	55,999
Total Liabilities	55,999
NET ASSETS	$69,698,297

NET ASSETS consist of:
Paid-in capital	$86,807,512
Par value	19,500
Accumulated distributable earnings (loss)	(17,128,715)
NET ASSETS	$69,698,297
NET ASSET VALUE, per share	$35.74
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	1,950,002
Investments, at cost	$59,541,444
See Notes to Financial Statements

First Trust SSI Strategic Convertible Securities ETF (FCVT)
Statement of Operations
For the Year Ended October 31, 2024

INVESTMENT INCOME:
Dividends	$425,828
Interest	(66,169)
Other income	3,846
Total investment income	363,505

EXPENSES:
Investment advisory fees	779,213
Total expenses	779,213
NET INVESTMENT INCOME (LOSS)	(415,708)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	4,744,550
In-kind redemptions	1,496,286
Net realized gain (loss)	6,240,836
Net change in unrealized appreciation (depreciation) on investments	11,356,359
NET REALIZED AND UNREALIZED GAIN (LOSS)	17,597,195
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$17,181,487
See Notes to Financial Statements

First Trust SSI Strategic Convertible Securities ETF (FCVT)
Statements of Changes in Net Assets

	Year Ended 10/31/2024	Year Ended 10/31/2023
OPERATIONS:
Net investment income (loss)	$(415,708)	$(1,539,287)
Net realized gain (loss)	6,240,836	(3,108,778)
Net change in unrealized appreciation (depreciation)	11,356,359	(572,586)
Net increase (decrease) in net assets resulting from operations	17,181,487	(5,220,651)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(1,502,941)	(1,784,251)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	34,891,381	—
Cost of shares redeemed	(62,561,618)	(84,759,126)
Net increase (decrease) in net assets resulting from shareholder transactions	(27,670,237)	(84,759,126)
Total increase (decrease) in net assets	(11,991,691)	(91,764,028)

NET ASSETS:
Beginning of period	81,689,988	173,454,016
End of period	$69,698,297	$81,689,988

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	2,750,002	5,400,002
Shares sold	1,050,000	—
Shares redeemed	(1,850,000)	(2,650,000)
Shares outstanding, end of period	1,950,002	2,750,002
See Notes to Financial Statements

First Trust SSI Strategic Convertible Securities ETF (FCVT)
Financial Highlights
For a share outstanding throughout each period

	Year Ended October 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of period	$29.71	$32.12	$52.22	$40.14	$31.57
Income from investment operations:
Net investment income (loss)	(0.17) (a)	(0.42) (a)	(1.39)	(1.33)	(0.55)
Net realized and unrealized gain (loss)	6.79	(1.50)	(8.63)	14.42	9.65
Total from investment operations	6.62	(1.92)	(10.02)	13.09	9.10
Distributions paid to shareholders from:
Net investment income	(0.59)	(0.49)	(1.39)	(0.62)	(0.53)
Net realized gain	—	—	(8.69)	(0.39)	—
Total distributions	(0.59)	(0.49)	(10.08)	(1.01)	(0.53)
Net asset value, end of period	$35.74	$29.71	$32.12	$52.22	$40.14
Total return (b)	22.40%	(6.08)%	(22.76)%	32.74%	29.10%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$69,698	$81,690	$173,454	$305,460	$236,802
Ratio of total expenses to average net assets	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of net investment income (loss) to average net assets	(0.51)%	(1.32)%	(3.44)%	(2.60)%	(1.36)%
Portfolio turnover rate (c)	100%	90%	94%	135%	119%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust SSI Strategic Convertible Securities ETF (FCVT)
October 31, 2024

1. Organization
First Trust Exchange-Traded Fund IV (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on September 15, 2010, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
This report covers the First Trust SSI Strategic Convertible Securities ETF (the “Fund”), a diversified series of the Trust, which trades under the ticker “FCVT” on Nasdaq, Inc. (“Nasdaq”). The Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
The Fund is an actively managed exchange-traded fund. The investment objective of the Fund is to seek total return. Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in a portfolio of U.S. and non-U.S. convertible securities. There can be no assurances that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Convertible preferred stocks and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.
Convertible corporate bonds, notes and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or a third-party pricing service approved by the Advisor’s Pricing Committee, which may use the following valuation inputs when available:
 1)
benchmark yields;
 2)
reported trades;
 3)
broker/dealer quotes;
 4)
issuer spreads;
 5)
benchmark securities;

Notes to Financial Statements (Continued)
First Trust SSI Strategic Convertible Securities ETF (FCVT)
October 31, 2024
 6)
bids and offers; and
 7)
reference data including market research publications.
Equity securities traded in an over-the-counter market are valued at the close price or the last trade price.
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
 1)
the credit conditions in the relevant market and changes thereto;
 2)
the liquidity conditions in the relevant market and changes thereto;
 3)
the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
 4)
issuer-specific conditions (such as significant credit deterioration); and
 5)
any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities.
Fair valuation of a debt security will be based on the consideration of all available information, including, but not limited to, the following:
 1)
the most recent price provided by a pricing service;
 2)
available market prices for the fixed-income security;
 3)
the fundamental business data relating to the issuer;
 4)
an evaluation of the forces which influence the market in which these securities are purchased and sold;
 5)
the type, size and cost of the security;
 6)
the financial statements of the issuer;
 7)
the credit quality and cash flow of the issuer, based on the sub-advisor’s or external analysis;
 8)
the information as to any transactions in or offers for the security;
 9)
the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;
10)
the coupon payments;
11)
the quality, value and salability of collateral, if any, securing the security;
12)
the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer’s management;
13)
the prospects for the issuer’s industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry; and
14)
other relevant factors.
Fair valuation of an equity security will be based on the consideration of all available information, including, but not limited to, the following:
 1)
the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price;

Notes to Financial Statements (Continued)
First Trust SSI Strategic Convertible Securities ETF (FCVT)
October 31, 2024
 2)
the type of security;
 3)
the size of the holding;
 4)
the initial cost of the security;
 5)
transactions in comparable securities;
 6)
price quotes from dealers and/or third-party pricing services;
 7)
relationships among various securities;
 8)
information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
 9)
an analysis of the issuer’s financial statements;
10)
the existence of merger proposals or tender offers that might affect the value of the security; and
11)
other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•  Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•  Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o  Quoted prices for similar investments in active markets.
o  Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o  Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o  Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•  Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of October 31, 2024, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
The Fund invests in convertible securities that are acquired at a price significantly above the principal value. Consequently, the amortization of premium may exceed the interest income earned on the securities.
C. Foreign Currency
The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in “Net change in unrealized appreciation (depreciation) on investments” on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are included in “Net realized gain (loss) on foreign currency transactions” on the Statement of Operations. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) on investments” on the Statement of Operations.

Notes to Financial Statements (Continued)
First Trust SSI Strategic Convertible Securities ETF (FCVT)
October 31, 2024
D. Dividends and Distributions to Shareholders
Dividends from net investment income of the Fund, if any, are declared and paid monthly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid during the fiscal years ended October 31, 2024 and 2023 was as follows:

Distributions paid from:	2024	2023
Ordinary income	$1,502,941	$1,784,251
Capital gains	—	—
Return of capital	—	—
As of October 31, 2024, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed ordinary income	$726,335
Accumulated capital and other gain (loss)	(26,292,938)
Net unrealized appreciation (depreciation)	8,437,888
E. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2021, 2022, 2023, and 2024 remain open to federal and state audit. As of October 31, 2024, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2024, for federal income tax purposes, the Fund had $26,292,938 of non-expiring capital loss carryforwards available, to the extent provided by regulations, to offset future capital gains. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to the Fund’s shareholders.
During the fiscal year ended October 31, 2024, the Fund utilized $2,044,046 of non-expiring capital loss carryforwards.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2024, the Fund had no net late year ordinary or capital losses.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the

Notes to Financial Statements (Continued)
First Trust SSI Strategic Convertible Securities ETF (FCVT)
October 31, 2024
Fund and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31, 2024, the adjustments for the Fund were as follows:

Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-In Capital
$2,581,187	$(4,027,315)	$1,446,128
As of October 31, 2024, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:

Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$60,639,367	$9,615,973	$(1,178,085)	$8,437,888
F. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for supervising the selection and ongoing monitoring of the securities in the Fund’s portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
The Fund and First Trust have retained SSI Investment Management LLC (“SSI” or the “Sub-Advisor”) to serve as its investment sub-advisor. In this capacity, SSI is responsible for the selection and on-going monitoring of the securities in the Fund’s investment portfolio. Pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust will supervise SSI and its management of the investment of the Fund’s assets and will pay SSI for its services as the Fund’s sub-advisor. SSI receives a sub-advisory fee from First Trust equal to 50% of any remaining monthly investment management fee paid to First Trust after the average Fund expenses accrued during the most recent twelve months are subtracted from the investment management fee in a given month. During any period in which the Advisor’s management fee is reduced in accordance with the breakpoints described below, the investment sub-advisory fee (which is based on the Advisor’s management fee) paid to SSI will be reduced to reflect the reduction in the Advisor’s management fee.
The shareholders of the Fund voted at the special meeting of shareholders on April 15, 2024 to approve for the Fund (1) a new investment sub-advisory agreement (the “New Sub-Advisory Agreement”) among the Trust, on behalf of the Fund, the Advisor, as investment advisor, and SSI, as investment sub-advisor, and (2) a “manager of managers” structure (the “Manager of Managers Structure”). SSI (or its predecessor entity, SSI Investment Management Inc.) has served as the investment sub-advisor to the Fund since the Fund’s inception and continues to sub-advise the Fund. Resolute Investment Managers, Inc. (“RIM”), an indirect wholly-owned subsidiary of Resolute Topco, Inc. (“Topco”), has held a majority ownership interest in SSI since 2019. On December 29, 2023, RIM and certain of its affiliates (collectively, “Resolute”) and their equity owners completed a transaction (the “Transaction”) with certain creditors of RIM to strengthen Resolute’s capital structure (the “Closing”). In connection with the Closing, (i) RIM, Resolute Investment Holdings, LLC (“RIH”), Topco (which was a wholly-owned subsidiary of RIH) and certain of their affiliates and (ii) the prior owners of approximately 93% of RIH entered into an exchange agreement with certain creditors of RIM (the “New Ownership Group”) pursuant to which, among other things, new equity interests in Topco were issued to members of the New Ownership Group and the then-existing equity interests in RIH were retired and canceled. Since the Closing, SSI has been majority owned indirectly by the New Ownership Group. The Closing operated as an “assignment” (as defined in the 1940 Act), resulting in the automatic termination of the Fund’s then-existing investment sub-advisory agreement with SSI as of December 29, 2023. Since then, prior to the receipt of shareholder approval of the New Sub-Advisory Agreement, SSI had been providing investment sub-advisory services to the Fund on an interim basis, as permitted under the 1940 Act. The New Sub-Advisory Agreement became effective upon shareholder approval. In general terms, under the Fund’s Manager of Managers Structure, the Advisor, subject to approval by the

Notes to Financial Statements (Continued)
First Trust SSI Strategic Convertible Securities ETF (FCVT)
October 31, 2024
Board of Trustees of the Trust, may appoint and replace affiliated and unaffiliated investment sub-advisors and enter into and materially amend investment sub-advisory agreements for the Fund without shareholder approval. In addition, under the Manager of Managers Structure, the Fund is permitted to disclose, as applicable, certain information regarding investment advisory and sub-advisory fees on an aggregate, rather than an individual, basis in various disclosure documents.
First Trust will also be responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The annual unitary management fee payable by the Fund to First Trust for these services will be reduced at certain levels of the Fund’s net assets (“breakpoints”) and calculated pursuant to the following schedule:

Breakpoints
Fund net assets up to and including $2.5 billion	0.95000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.92625%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.90250%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.87875%
Fund net assets greater than $10 billion	0.85500%
Prior to November 6, 2023, First Trust also provided fund reporting services to the Fund for a flat annual fee in the amount of $9,250, which was covered under the annual unitary management fee.
Effective November 6, 2023, the Trust has multiple service agreements with The Bank of New York Mellon (“BNY”). Under the service agreements, BNY performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BNY is responsible for custody of the Fund’s assets. As fund accountant and administrator, BNY is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BNY is responsible for maintaining shareholder records for the Fund. BNY is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Prior to November 6, 2023, the Trust had multiple service agreements with Brown Brothers Harriman & Co. (“BBH”). Under the service agreements, BBH performed custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BBH was responsible for custody of the Fund’s assets. As fund accountant and administrator, BBH was responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BBH was responsible for maintaining shareholder records for the Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee, the Vice Chair of the Audit Committee, the Lead Independent Trustee and the Vice Lead Independent Trustee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Committee Chairs, the Audit Committee Vice Chair, the Lead Independent Trustee and the Vice Lead Independent Trustee rotate periodically in serving in such capacities. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal year ended October 31, 2024, the cost of purchases and proceeds from sales of investments, excluding short-term investments and in-kind transactions, were $79,206,691 and $106,759,166, respectively.
For the fiscal year ended October 31, 2024, the cost of in-kind purchases and proceeds from in-kind sales were $10,279,116 and $9,815,448, respectively.

Notes to Financial Statements (Continued)
First Trust SSI Strategic Convertible Securities ETF (FCVT)
October 31, 2024
5. Creations, Redemptions and Transaction Fees
The Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with the Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in Creation Units. Prior to the start of trading on every business day, the Fund publishes through the National Securities Clearing Corporation the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of the Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of the Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in the Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of the Fund’s shares at or close to the NAV per share of the Fund.
The Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
The Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by the Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
6. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before March 31, 2026.
7. Indemnification
The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
8. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund IV:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of First Trust SSI Strategic Convertible Securities ETF (the “Fund”), one of the funds constituting the First Trust Exchange-Traded Fund IV, as of October 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche, LLP
Chicago, Illinois
December 20, 2024
We have served as the auditor of one or more First Trust investment companies since 2001.

Other Information
First Trust SSI Strategic Convertible Securities ETF (FCVT)
October 31, 2024 (Unaudited)

Changes in and Disagreements with Accountants (Item 8 of Form N-CSR)
There were no changes in or disagreements with the Fund’s accountants during the fiscal year ended October 31, 2024.
Proxy Disclosures (Item 9 of Form N-CSR)
A Special Meeting of Shareholders of First Trust SSI Strategic Convertible Securities ETF (the “Fund”) was held on April 15, 2024. At the Special Meeting, shareholders approved a new investment sub-advisory agreement among the Trust (on behalf of the Fund), First Trust Advisors L.P. (as investment advisor), and SSI Investment Management LLC (as investment sub-advisor). Shareholders also approved a “manager of managers” structure for the Fund. With respect to each proposal, 1,667,735 shares of the 3,100,002 outstanding shares were present at the meeting. The following percentage votes were recorded regarding the new investment sub-advisory agreement: For - 82.89%; Against - 1.24%; Abstain - 15.88%. The following percentage votes were recorded regarding the “manager of managers” structure: For - 82.00%; Against - 2.26%; Abstain - 15.75%.
Remuneration Paid to Directors, Officers, and Others (Item 10 of Form N-CSR)
Independent Trustees and any member of any advisory board of the Fund are compensated through the unitary management fee paid by the Fund to the advisor and not directly by the Fund. The investment advisory fee paid is included in the Statement of Operations.
Statement Regarding the Basis for the Board’s Approval of Investment Advisory Contract (Item 11 of Form N-CSR)
The Board of Trustees of First Trust Exchange-Traded Fund IV (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Advisory Agreement”) with First Trust Advisors L.P. (the “Advisor”) on behalf of the First Trust SSI Strategic Convertible Securities ETF (the “Fund”). The Board approved the continuation of the Advisory Agreement for a one-year period ending June 30, 2025 at a meeting held on June 2-3, 2024. The Board determined that the continuation of the Advisory Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 16, 2024, April 25, 2024 and June 2-3, 2024, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate schedule payable by the Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; any indirect benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”); and information on the Advisor’s compliance program. The Board reviewed initial materials with the Advisor at the meeting held on April 25, 2024, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the April 25, 2024 meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 2-3, 2024 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from the Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Advisory Agreement, the Board had received sufficient information to renew the Advisory Agreement. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor manages the Fund and knowing the Fund’s unitary fee.
The Board noted that it had approved a new Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement”) among the Trust, the Advisor and SSI Investment Management LLC (the “Sub-Advisor”) at a meeting held on September 10–11, 2023, subject to

Other Information (Continued)
First Trust SSI Strategic Convertible Securities ETF (FCVT)
October 31, 2024 (Unaudited)
shareholder approval, and that shareholders had approved the Sub-Advisory Agreement at a meeting held on April 15, 2024. Accordingly, the Board did not consider the renewal of the Sub-Advisory Agreement at the June 2-3, 2024 meeting and will first consider its renewal at its June 2025 meeting.
In reviewing the Advisory Agreement, the Board considered the nature, extent and quality of the services provided by the Advisor under the Advisory Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services. The Board noted that the Advisor oversees the Sub-Advisor’s day-to-day management of the Fund’s investments, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 25, 2024 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the Advisor under the Advisory Agreement have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with its investment objective, policies and restrictions.
The Board considered the unitary fee rate schedule payable by the Fund under the Advisory Agreement for the services provided. The Board noted that the sub-advisory fee is paid by the Advisor from the unitary fee. The Board considered that as part of the unitary fee the Advisor is responsible for the Fund’s expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Advisory Agreement and interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the total (net) expense ratio for the Fund was above the median total (net) expense ratio of the peer funds in the Expense Group. With respect to the Expense Group, the Board discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, including that the Expense Group contained both actively-managed ETFs and open-end mutual funds, and different business models that may affect the pricing of services among ETF sponsors. The Board also noted that not all peer funds employ an advisor/sub-advisor management structure. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Fund and other non-ETF clients that limited their comparability. In considering the unitary fee rate schedule overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and the Sub-Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund’s performance. The Board received and reviewed information comparing the Fund’s performance for periods ended December 31, 2023 to the performance of the funds in the Performance Universe and to that of a benchmark index. Based on the information provided, the Board noted that the Fund underperformed the Performance Universe median and the benchmark index for the one-, three- and five-year periods ended December 31, 2023. The Board noted the Advisor’s discussion of the Fund’s performance at the April 25, 2024 meeting.
On the basis of all the information provided on the unitary fee and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund (out of which the Sub-Advisor is compensated) continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to the Fund under the Advisory Agreement.

Other Information (Continued)
First Trust SSI Strategic Convertible Securities ETF (FCVT)
October 31, 2024 (Unaudited)
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund at current asset levels and whether the Fund may benefit from any economies of scale. The Board noted that the unitary fee rate schedule for the Fund includes breakpoints pursuant to which the unitary fee rate will be reduced as assets of the Fund meet certain thresholds. The Board considered the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Fund will increase during the next twelve months as the Advisor continues to build infrastructure and add new staff. The Board also noted that under the unitary fee structure, any reduction in expenses associated with the management and operations of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for shareholders of the Fund. The Board concluded that the unitary fee rate schedule for the Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the management of the Fund at current asset levels. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2023 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable. In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP. The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Advisory Agreement continue to be fair and reasonable and that the continuation of the Advisory Agreement is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.
Remuneration Disclosure Under the Alternative Investment Fund Managers Directive
First Trust Advisors L.P. (“First Trust”) is authorised and regulated by the U.S. Securities and Exchange Commission and is entitled to market shares of certain funds it manages, including First Trust SSI Strategic Convertible Securities ETF (the “Fund”), in certain member states in the European Economic Area in accordance with the cooperation arrangements in Article 42 of the Alternative Investment Fund Managers Directive (the “Directive”). First Trust is required under the Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust’s interpretation of currently available regulatory guidance on remuneration disclosures.
During the year ended December 31, 2023, the amount of remuneration paid (or to be paid) by First Trust Advisors L.P. in respect of the Fund is $50,269. This figure is comprised of $2,211 paid (or to be paid) in fixed compensation and $48,058 paid (or to be paid) in variable compensation. There were a total of 26 beneficiaries of the remuneration described above. Those amounts include $25,112 paid (or to be paid) to senior management of First Trust Advisors L.P. and $25,157 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust Advisors L.P. or the Fund (collectively, “Code Staff”).
Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust’s remuneration policy (the “Remuneration Policy”) which is determined and implemented by First Trust’s senior management. The Remuneration Policy reflects First Trust’s ethos of good governance and encapsulates the following principal objectives:
i.
to provide a clear link between remuneration and performance of First Trust and to avoid rewarding for failure;
ii.
to promote sound and effective risk management consistent with the risk profiles of the funds managed by First Trust; and
iii.
to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the funds managed by First Trust in a manner that avoids conflicts of interest.
First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest. First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.
First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust. Remuneration is not based upon the performance of the Fund.

Other Information (Continued)
First Trust SSI Strategic Convertible Securities ETF (FCVT)
October 31, 2024 (Unaudited)
The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.
No individual is involved in setting his or her own remuneration.
Federal Tax Information
For the taxable year ended October 31, 2024, the following percentages of income dividends paid by the Fund qualify for the dividends received deduction available to corporations and are hereby designated as qualified dividend income:

Dividends Received Deduction	Qualified Dividend Income
19.75%	19.75%

Annual Financial Statements and Other Information
For the Year Ended October 31, 2024

First Trust Exchange-Traded Fund IV

First Trust Intermediate Duration Investment Grade Corporate ETF (FIIG)

First Trust Intermediate Duration Investment Grade Corporate ETF (FIIG)
Annual Financial Statements and Other Information
October 31, 2024
Performance and Risk Disclosure
There is no assurance that First Trust Intermediate Duration Investment Grade Corporate ETF (the “Fund”) will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
First Trust Advisors L.P., the Fund’s advisor, may also periodically provide additional information on Fund performance on the Fund’s webpage at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data that provides insight into the Fund’s performance and investment approach.
The material risks of investing in the Fund are spelled out in its prospectus, statement of additional information, and other Fund regulatory filings.

First Trust Intermediate Duration Investment Grade Corporate ETF (FIIG)
Portfolio of Investments
October 31, 2024

Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES — 86.0%
	Aerospace/Defense — 2.4%
$750,000	HEICO Corp.	5.35%	08/01/33	$756,700
650,000	Howmet Aerospace, Inc.	4.85%	10/15/31	645,666
1,600,000	Howmet Aerospace, Inc.	5.95%	02/01/37	1,690,827
1,100,000	Lockheed Martin Corp.	4.80%	08/15/34	1,087,990
825,000	Lockheed Martin Corp.	4.07%	12/15/42	708,703
350,000	Northrop Grumman Corp.	4.40%	05/01/30	343,832
1,300,000	Northrop Grumman Corp.	4.70%	03/15/33	1,277,588
950,000	Northrop Grumman Corp.	5.05%	11/15/40	923,669
1,000,000	Northrop Grumman Corp.	4.75%	06/01/43	921,715
500,000	RTX Corp.	6.00%	03/15/31	529,823
				8,886,513
	Banking — 9.7%
650,000	American Express Co. (a)	6.49%	10/30/31	700,431
2,155,000	Bank of America Corp. (a)	3.97%	02/07/30	2,074,575
5,350,000	Bank of America Corp. (a)	4.57%	04/27/33	5,156,586
1,350,000	Bank of New York Mellon (The) Corp. (a)	4.29%	06/13/33	1,287,694
260,000	Fifth Third Bancorp (a)	4.77%	07/28/30	256,088
350,000	Fifth Third Bancorp (a)	4.90%	09/06/30	346,132
1,160,000	Goldman Sachs Group (The), Inc.	3.80%	03/15/30	1,098,108
2,000,000	Goldman Sachs Group (The), Inc. (a)	3.10%	02/24/33	1,747,050
1,500,000	Goldman Sachs Group (The), Inc. (a)	5.33%	07/23/35	1,498,876
1,850,000	JPMorgan Chase & Co. (a)	4.49%	03/24/31	1,812,726
4,050,000	JPMorgan Chase & Co. (a)	4.91%	07/25/33	4,011,161
1,550,000	JPMorgan Chase & Co. (a)	5.77%	04/22/35	1,613,721
990,000	Morgan Stanley (a)	4.43%	01/23/30	970,562
3,295,000	Morgan Stanley (a)	5.25%	04/21/34	3,301,019
375,000	Morgan Stanley (a)	5.83%	04/19/35	389,899
800,000	Morgan Stanley (a)	5.32%	07/19/35	803,317
355,000	PNC Financial Services Group (The), Inc.	3.45%	04/23/29	337,358
1,000,000	PNC Financial Services Group (The), Inc. (a)	4.81%	10/21/32	980,827
250,000	PNC Financial Services Group (The), Inc. (a)	6.04%	10/28/33	262,696
1,000,000	State Street Corp. (a)	4.68%	10/22/32	984,429
700,000	State Street Corp. (a)	4.16%	08/04/33	662,793
255,000	Truist Financial Corp. (a)	4.87%	01/26/29	254,115
1,100,000	Truist Financial Corp., Medium-Term Note (a)	5.15%	08/05/32	1,092,366
505,000	US Bancorp (a)	5.78%	06/12/29	519,730
750,000	US Bancorp (a)	5.10%	07/23/30	753,679
200,000	US Bancorp (a)	5.85%	10/21/33	207,620
1,450,000	Wells Fargo & Co. (a)	4.48%	04/04/31	1,416,188
2,000,000	Wells Fargo & Co. (a)	4.90%	07/25/33	1,963,038
				36,502,784
	Brokerage/Asset Managers/Exchanges — 2.2%
50,000	Intercontinental Exchange, Inc.	3.63%	09/01/28	48,098
1,485,000	Intercontinental Exchange, Inc.	2.10%	06/15/30	1,290,622
500,000	Intercontinental Exchange, Inc.	5.25%	06/15/31	510,241
450,000	Intercontinental Exchange, Inc.	4.60%	03/15/33	437,604
2,250,000	Intercontinental Exchange, Inc.	2.65%	09/15/40	1,603,701
See Notes to Financial Statements

First Trust Intermediate Duration Investment Grade Corporate ETF (FIIG)
Portfolio of Investments (Continued)
October 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Brokerage/Asset Managers/Exchanges (Continued)
$2,700,000	Nasdaq, Inc.	5.55%	02/15/34	$2,760,669
2,300,000	Nasdaq, Inc.	2.50%	12/21/40	1,569,416
				8,220,351
	Building Materials — 1.7%
2,000,000	American Builders & Contractors Supply Co., Inc. (b)	4.00%	01/15/28	1,902,597
1,250,000	Builders FirstSource, Inc. (b)	6.38%	03/01/34	1,261,635
1,050,000	CRH America Finance, Inc.	5.40%	05/21/34	1,064,150
825,000	CRH America, Inc. (b)	5.13%	05/18/45	767,561
500,000	Martin Marietta Materials, Inc. (c)	5.15%	12/01/34	496,910
1,200,000	Vulcan Materials Co.	3.50%	06/01/30	1,117,798
				6,610,651
	Cable Satellite — 0.4%
26,000	CCO Holdings LLC / CCO Holdings Capital Corp. (b)	4.75%	03/01/30	23,673
400,000	Comcast Corp.	3.40%	04/01/30	373,837
700,000	Comcast Corp.	4.25%	01/15/33	665,873
750,000	Comcast Corp.	3.75%	04/01/40	619,869
				1,683,252
	Chemicals — 0.3%
1,100,000	Sherwin-Williams (The) Co.	4.80%	09/01/31	1,088,658
	Construction Machinery — 2.2%
3,200,000	Ashtead Capital, Inc. (b)	2.45%	08/12/31	2,662,036
1,150,000	Ashtead Capital, Inc. (b)	5.80%	04/15/34	1,165,845
1,500,000	Ritchie Bros Holdings, Inc. (b)	6.75%	03/15/28	1,540,005
3,050,000	United Rentals North America, Inc. (b)	6.00%	12/15/29	3,101,765
				8,469,651
	Consumer Cyclical Services — 0.7%
400,000	Go Daddy Operating Co. LLC / GD Finance Co., Inc. (b)	5.25%	12/01/27	395,664
2,407,000	Go Daddy Operating Co. LLC / GD Finance Co., Inc. (b)	3.50%	03/01/29	2,223,085
				2,618,749
	Consumer Products — 0.4%
1,000,000	Colgate-Palmolive Co.	4.00%	08/15/45	861,455
800,000	Haleon US Capital LLC	3.63%	03/24/32	733,147
				1,594,602
	Diversified Manufacturing — 1.0%
3,750,000	Veralto Corp.	5.45%	09/18/33	3,808,446
	Electric — 1.2%
275,000	Duke Energy Carolinas LLC	4.95%	01/15/33	274,081
370,000	Duke Energy Carolinas LLC	4.85%	01/15/34	365,781
515,000	Duke Energy Progress LLC	6.30%	04/01/38	560,755
1,000,000	FirstEnergy Transmission LLC (b)	5.00%	01/15/35	980,917
175,000	Florida Power & Light Co.	4.63%	05/15/30	174,766
540,000	Florida Power & Light Co.	5.10%	04/01/33	544,049
485,000	Florida Power & Light Co.	5.69%	03/01/40	508,009
750,000	PECO Energy Co.	4.90%	06/15/33	748,900
370,000	Public Service Electric & Gas Co.	5.20%	08/01/33	377,598
				4,534,856
See Notes to Financial Statements

First Trust Intermediate Duration Investment Grade Corporate ETF (FIIG)
Portfolio of Investments (Continued)
October 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Environmental — 1.9%
$1,700,000	Republic Services, Inc.	5.00%	04/01/34	$1,694,649
1,000,000	Republic Services, Inc.	6.20%	03/01/40	1,083,497
2,000,000	Waste Management, Inc. (c)	4.80%	03/15/32	1,991,512
670,000	Waste Management, Inc.	4.63%	02/15/33	659,824
2,100,000	Waste Management, Inc.	2.95%	06/01/41	1,569,549
				6,999,031
	Food and Beverage — 9.1%
2,600,000	Anheuser-Busch InBev Worldwide, Inc.	5.00%	06/15/34	2,614,461
2,000,000	Anheuser-Busch InBev Worldwide, Inc.	4.35%	06/01/40	1,806,276
2,000,000	Campbell Soup Co.	5.40%	03/21/34	2,023,726
1,500,000	Campbell Soup Co.	4.75%	03/23/35	1,442,433
2,250,000	Conagra Brands, Inc.	5.30%	11/01/38	2,170,826
2,000,000	Constellation Brands, Inc.	4.75%	05/09/32	1,962,002
1,500,000	Constellation Brands, Inc.	4.50%	05/09/47	1,296,465
900,000	General Mills, Inc.	5.40%	06/15/40	889,687
1,000,000	General Mills, Inc.	4.15%	02/15/43	844,351
1,010,000	J.M. Smucker (The) Co.	6.20%	11/15/33	1,079,058
1,125,000	J.M. Smucker (The) Co.	6.50%	11/15/43	1,217,809
950,000	Keurig Dr Pepper, Inc.	5.30%	03/15/34	961,777
900,000	Keurig Dr Pepper, Inc., Series 10	5.20%	03/15/31	913,844
950,000	Kraft Heinz Foods Co.	3.75%	04/01/30	903,506
450,000	Kraft Heinz Foods Co.	6.50%	02/09/40	492,015
1,050,000	Kraft Heinz Foods Co.	5.00%	06/04/42	977,876
2,550,000	Lamb Weston Holdings, Inc. (b)	4.38%	01/31/32	2,338,874
1,600,000	McCormick & Co., Inc.	4.95%	04/15/33	1,589,927
1,950,000	Molson Coors Beverage Co.	5.00%	05/01/42	1,829,186
1,075,000	Mondelez International, Inc.	3.00%	03/17/32	952,053
2,150,000	Mondelez International, Inc.	4.75%	08/28/34	2,089,659
750,000	Nestle Holdings, Inc. (b)	2.50%	09/14/41	524,847
1,550,000	PepsiCo, Inc.	2.63%	10/21/41	1,103,071
1,700,000	Post Holdings, Inc. (b)	6.25%	02/15/32	1,721,009
500,000	Sysco Corp.	5.95%	04/01/30	524,826
				34,269,564
	Gaming — 1.1%
1,250,000	VICI Properties, L.P.	4.95%	02/15/30	1,228,287
1,750,000	VICI Properties, L.P.	5.13%	05/15/32	1,715,286
1,075,000	VICI Properties, L.P.	5.75%	04/01/34	1,092,846
				4,036,419
	Health Insurance — 3.5%
250,000	Centene Corp.	4.63%	12/15/29	239,087
3,900,000	Centene Corp.	3.00%	10/15/30	3,380,817
790,000	Elevance Health, Inc.	2.55%	03/15/31	685,502
1,150,000	Elevance Health, Inc.	4.10%	05/15/32	1,081,075
1,875,000	Elevance Health, Inc.	5.38%	06/15/34	1,893,550
900,000	Elevance Health, Inc.	4.63%	05/15/42	796,425
1,000,000	Molina Healthcare, Inc. (b)	3.88%	11/15/30	906,203
1,500,000	Molina Healthcare, Inc. (b)	3.88%	05/15/32	1,331,109
1,010,000	UnitedHealth Group, Inc.	4.90%	04/15/31	1,015,986
See Notes to Financial Statements

First Trust Intermediate Duration Investment Grade Corporate ETF (FIIG)
Portfolio of Investments (Continued)
October 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Health Insurance (Continued)
$1,000,000	UnitedHealth Group, Inc.	5.35%	02/15/33	$1,027,380
750,000	UnitedHealth Group, Inc.	6.88%	02/15/38	869,271
				13,226,405
	Healthcare — 13.7%
1,000,000	180 Medical, Inc. (b)	3.88%	10/15/29	931,027
3,150,000	Agilent Technologies, Inc.	2.30%	03/12/31	2,708,428
5,500,000	Alcon Finance Corp. (b)	5.38%	12/06/32	5,602,481
50,000	Avantor Funding, Inc. (b)	4.63%	07/15/28	48,388
700,000	Becton Dickinson & Co.	4.30%	08/22/32	667,487
600,000	Becton Dickinson & Co.	5.11%	02/08/34	597,713
2,250,000	Becton Dickinson & Co.	4.69%	12/15/44	2,010,005
1,750,000	Charles River Laboratories International, Inc. (b)	3.75%	03/15/29	1,605,788
650,000	Charles River Laboratories International, Inc. (b)	4.00%	03/15/31	581,397
1,000,000	Cigna Group (The)	2.38%	03/15/31	854,837
1,150,000	Cigna Group (The)	5.40%	03/15/33	1,164,634
1,700,000	Cigna Group (The)	4.80%	08/15/38	1,575,115
2,000,000	Danaher Corp.	4.38%	09/15/45	1,770,312
280,000	GE HealthCare Technologies, Inc.	5.86%	03/15/30	292,604
3,250,000	GE HealthCare Technologies, Inc.	5.91%	11/22/32	3,430,998
555,000	HCA, Inc.	4.13%	06/15/29	534,723
3,025,000	HCA, Inc.	5.50%	06/01/33	3,039,682
1,900,000	HCA, Inc.	5.13%	06/15/39	1,795,484
1,335,000	IQVIA, Inc.	5.70%	05/15/28	1,364,524
750,000	IQVIA, Inc.	6.25%	02/01/29	781,711
1,050,000	IQVIA, Inc. (b)	6.50%	05/15/30	1,079,551
500,000	McKesson Corp.	5.10%	07/15/33	504,195
1,000,000	Quest Diagnostics, Inc.	6.40%	11/30/33	1,084,901
3,250,000	Quest Diagnostics, Inc.	5.00%	12/15/34	3,186,225
800,000	Solventum Corp. (b)	5.45%	03/13/31	806,944
3,500,000	Solventum Corp. (b)	5.60%	03/23/34	3,528,486
1,000,000	Stryker Corp.	1.95%	06/15/30	860,525
1,600,000	Stryker Corp.	4.63%	09/11/34	1,548,375
1,650,000	Stryker Corp.	4.10%	04/01/43	1,391,615
190,000	Thermo Fisher Scientific, Inc.	4.95%	11/21/32	191,673
800,000	Thermo Fisher Scientific, Inc.	5.40%	08/10/43	811,895
500,000	Universal Health Services, Inc.	4.63%	10/15/29	485,878
1,750,000	Universal Health Services, Inc.	2.65%	10/15/30	1,518,181
3,500,000	Zimmer Biomet Holdings, Inc.	5.20%	09/15/34	3,468,922
				51,824,704
	Home Construction — 0.1%
420,000	PulteGroup, Inc.	6.38%	05/15/33	449,706
	Lodging — 0.7%
2,000,000	Hilton Domestic Operating Co., Inc. (b)	5.88%	03/15/33	2,005,434
600,000	Marriott International, Inc., Series FF	4.63%	06/15/30	592,067
				2,597,501
	Other Industrial — 0.5%
2,000,000	Quanta Services, Inc.	5.25%	08/09/34	1,986,800
See Notes to Financial Statements

First Trust Intermediate Duration Investment Grade Corporate ETF (FIIG)
Portfolio of Investments (Continued)
October 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Other Utility — 0.5%
$725,000	American Water Capital Corp.	4.45%	06/01/32	$707,055
1,000,000	American Water Capital Corp.	5.15%	03/01/34	1,006,159
				1,713,214
	Packaging — 2.4%
500,000	Ball Corp.	6.00%	06/15/29	508,451
2,000,000	Ball Corp.	3.13%	09/15/31	1,730,135
555,000	Berry Global, Inc.	5.50%	04/15/28	556,878
3,500,000	Berry Global, Inc. (b)	5.65%	01/15/34	3,496,901
2,750,000	Crown Americas LLC	5.25%	04/01/30	2,706,933
				8,999,298
	Paper — 1.3%
650,000	Graphic Packaging International LLC (b)	3.75%	02/01/30	595,038
650,000	Graphic Packaging International LLC (b)	6.38%	07/15/32	656,614
3,450,000	Packaging Corp. of America	5.70%	12/01/33	3,578,317
				4,829,969
	Pharmaceuticals — 2.0%
400,000	AbbVie, Inc.	4.95%	03/15/31	404,223
670,000	AbbVie, Inc.	5.35%	03/15/44	672,524
1,065,000	Amgen, Inc.	5.25%	03/02/30	1,086,607
1,350,000	Eli Lilly & Co.	4.60%	08/14/34	1,320,040
1,600,000	Zoetis, Inc.	5.60%	11/16/32	1,663,926
2,500,000	Zoetis, Inc.	4.70%	02/01/43	2,272,427
				7,419,747
	Property & Casualty Insurance — 6.9%
2,750,000	Aon North America, Inc.	5.45%	03/01/34	2,793,297
2,000,000	Arthur J. Gallagher & Co.	5.50%	03/02/33	2,054,229
2,150,000	Arthur J. Gallagher & Co.	5.45%	07/15/34	2,171,001
1,050,000	Arthur J. Gallagher & Co.	5.75%	03/02/53	1,049,249
3,750,000	Brown & Brown, Inc.	4.20%	03/17/32	3,498,738
4,250,000	Brown & Brown, Inc.	5.65%	06/11/34	4,330,203
500,000	Marsh & McLennan Cos., Inc. (c)	4.85%	11/15/31	498,657
695,000	Marsh & McLennan Cos., Inc.	5.75%	11/01/32	734,842
400,000	Marsh & McLennan Cos., Inc.	5.15%	03/15/34	404,382
1,000,000	Marsh & McLennan Cos., Inc.	4.75%	03/15/39	947,860
1,000,000	Marsh & McLennan Cos., Inc. (c)	5.35%	11/15/44	1,000,130
2,603,000	Ryan Specialty LLC (b)	4.38%	02/01/30	2,470,777
110,000	Ryan Specialty LLC (b)	5.88%	08/01/32	109,729
4,050,000	Willis North America, Inc.	5.35%	05/15/33	4,069,183
				26,132,277
	Restaurants — 0.4%
1,100,000	McDonald’s Corp.	4.88%	12/09/45	1,014,529
500,000	Starbucks Corp.	4.90%	02/15/31	503,101
				1,517,630
	Retailers — 0.5%
1,000,000	Home Depot (The), Inc.	4.95%	06/25/34	1,000,723
800,000	O’Reilly Automotive, Inc.	4.70%	06/15/32	782,964
				1,783,687
See Notes to Financial Statements

First Trust Intermediate Duration Investment Grade Corporate ETF (FIIG)
Portfolio of Investments (Continued)
October 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Technology — 17.1%
$2,600,000	Adobe, Inc.	4.95%	04/04/34	$2,619,305
1,000,000	Atlassian Corp.	5.25%	05/15/29	1,013,159
3,200,000	Atlassian Corp.	5.50%	05/15/34	3,256,838
2,000,000	Autodesk, Inc.	2.85%	01/15/30	1,823,084
4,000,000	Cadence Design Systems, Inc.	4.70%	09/10/34	3,904,954
125,000	Cisco Systems, Inc.	4.95%	02/26/31	126,675
375,000	Cisco Systems, Inc.	5.05%	02/26/34	380,829
4,650,000	CoStar Group, Inc. (b)	2.80%	07/15/30	4,062,108
4,194,000	Crowdstrike Holdings, Inc.	3.00%	02/15/29	3,817,296
4,000,000	FactSet Research Systems, Inc.	3.45%	03/01/32	3,573,483
55,000	Fidelity National Information Services, Inc.	4.25%	05/15/28	53,869
1,000,000	Fidelity National Information Services, Inc.	5.10%	07/15/32	1,009,300
2,100,000	Fidelity National Information Services, Inc.	3.10%	03/01/41	1,560,858
700,000	Fiserv, Inc.	2.65%	06/01/30	622,531
55,000	Gartner, Inc. (b)	4.50%	07/01/28	53,716
265,000	Gartner, Inc. (b)	3.63%	06/15/29	247,564
3,750,000	Gartner, Inc. (b)	3.75%	10/01/30	3,452,038
705,000	MSCI, Inc. (b)	4.00%	11/15/29	668,758
5,135,000	MSCI, Inc. (b)	3.88%	02/15/31	4,743,652
290,000	Open Text Holdings, Inc. (b)	4.13%	02/15/30	266,462
670,000	Oracle Corp.	4.65%	05/06/30	665,750
750,000	Oracle Corp.	6.25%	11/09/32	804,947
550,000	Oracle Corp.	4.90%	02/06/33	542,853
1,050,000	Oracle Corp.	6.50%	04/15/38	1,148,202
2,150,000	Oracle Corp.	3.65%	03/25/41	1,702,548
2,000,000	PTC, Inc. (b)	4.00%	02/15/28	1,915,045
1,650,000	Roper Technologies, Inc.	1.75%	02/15/31	1,366,817
3,500,000	Roper Technologies, Inc.	4.90%	10/15/34	3,420,780
1,300,000	Salesforce, Inc.	1.95%	07/15/31	1,100,563
2,700,000	Salesforce, Inc.	2.70%	07/15/41	1,953,688
2,800,000	ServiceNow, Inc.	1.40%	09/01/30	2,337,729
50,000	SS&C Technologies, Inc. (b)	5.50%	09/30/27	49,835
1,200,000	Verisk Analytics, Inc.	5.75%	04/01/33	1,258,386
1,750,000	Verisk Analytics, Inc.	5.25%	06/05/34	1,760,801
2,000,000	Verisk Analytics, Inc.	5.50%	06/15/45	1,950,104
2,750,000	VMware LLC	4.70%	05/15/30	2,702,370
350,000	Workday, Inc.	3.70%	04/01/29	335,776
2,500,000	Workday, Inc.	3.80%	04/01/32	2,309,606
				64,582,279
	Wireless — 1.8%
1,350,000	Crown Castle, Inc.	3.30%	07/01/30	1,230,164
1,500,000	Crown Castle, Inc.	5.10%	05/01/33	1,479,705
1,800,000	Crown Castle, Inc.	2.90%	04/01/41	1,286,116
50,000	SBA Communications Corp.	3.13%	02/01/29	45,536
915,000	T-Mobile USA, Inc.	2.55%	02/15/31	795,950
900,000	T-Mobile USA, Inc.	5.20%	01/15/33	905,108
1,000,000	T-Mobile USA, Inc.	4.38%	04/15/40	885,239
				6,627,818
See Notes to Financial Statements

First Trust Intermediate Duration Investment Grade Corporate ETF (FIIG)
Portfolio of Investments (Continued)
October 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Wirelines — 0.3%
$700,000	AT&T, Inc.	4.30%	02/15/30	$681,631
335,000	Verizon Communications, Inc.	4.02%	12/03/29	322,318
				1,003,949
	Total Corporate Bonds and Notes			324,018,511
	(Cost $324,754,795)
FOREIGN CORPORATE BONDS AND NOTES — 9.9%
	Banking — 1.3%
520,000	Barclays PLC (a)	4.97%	05/16/29	517,727
330,000	Barclays PLC (a)	4.94%	09/10/30	326,390
500,000	Royal Bank of Canada	3.88%	05/04/32	468,646
320,000	Toronto-Dominion Bank (The)	5.52%	07/17/28	327,452
640,000	Toronto-Dominion Bank (The)	4.46%	06/08/32	614,769
145,000	UBS AG	5.65%	09/11/28	149,531
485,000	UBS Group AG (a) (b)	5.43%	02/08/30	492,086
2,000,000	UBS Group AG (a) (b)	4.19%	04/01/31	1,910,123
				4,806,724
	Building Materials — 0.6%
2,150,000	Cemex S.A.B. de C.V. (b)	5.45%	11/19/29	2,149,466
	Environmental — 0.3%
1,400,000	Waste Connections, Inc.	5.00%	03/01/34	1,390,151
	Food and Beverage — 0.4%
1,600,000	Bacardi Ltd. / Bacardi-Martini B.V. (b)	5.40%	06/15/33	1,592,032
	Gaming — 0.5%
1,750,000	Flutter Treasury Designated Activity Co. (b)	6.38%	04/29/29	1,791,913
	Healthcare — 1.7%
3,850,000	Icon Investments Six Designated Activity Co.	6.00%	05/08/34	3,945,606
650,000	Medtronic Global Holdings S.C.A.	4.50%	03/30/33	634,841
1,900,000	Smith & Nephew PLC	5.40%	03/20/34	1,909,928
				6,490,375
	Packaging — 1.1%
4,500,000	CCL Industries, Inc. (b)	3.05%	06/01/30	4,049,683
	Paper — 1.0%
3,700,000	Smurfit Kappa Treasury ULC (b)	5.44%	04/03/34	3,726,534
	Pharmaceuticals — 0.1%
215,000	Pfizer Investment Enterprises Pte Ltd.	4.65%	05/19/30	214,703
240,000	Pfizer Investment Enterprises Pte Ltd.	4.75%	05/19/33	236,531
				451,234
	Property & Casualty Insurance — 0.2%
830,000	Aon Corp. / Aon Global Holdings PLC	5.35%	02/28/33	841,224
	Restaurants — 0.2%
1,005,000	1011778 BC ULC / New Red Finance, Inc. (b)	4.00%	10/15/30	908,650
	Retailers — 0.5%
490,000	Alimentation Couche-Tard, Inc. (b)	2.95%	01/25/30	443,319
750,000	Alimentation Couche-Tard, Inc. (b)	5.27%	02/12/34	740,247
835,000	Alimentation Couche-Tard, Inc. (b)	3.44%	05/13/41	628,086
				1,811,652
See Notes to Financial Statements

First Trust Intermediate Duration Investment Grade Corporate ETF (FIIG)
Portfolio of Investments (Continued)
October 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
FOREIGN CORPORATE BONDS AND NOTES (Continued)
	Technology — 2.0%
$2,500,000	Constellation Software, Inc. (b)	5.46%	02/16/34	$2,541,298
1,000,000	Elastic N.V. (b)	4.13%	07/15/29	926,272
600,000	Open Text Corp. (b)	6.90%	12/01/27	624,287
1,530,000	Open Text Corp. (b)	3.88%	02/15/28	1,440,484
1,900,000	Thomson Reuters Corp.	5.85%	04/15/40	1,960,891
				7,493,232
	Total Foreign Corporate Bonds and Notes			37,502,870
	(Cost $37,500,116)

Principal Value	Description	Annualized Yield on Date of Purchase	Stated Maturity	Value
COMMERCIAL PAPER — 3.4%
	Chemicals — 1.0%
3,700,000	FMC Corp.	5.44%	11/01/24	3,700,000
	Midstream — 0.9%
3,600,000	Energy Transfer, L.P.	5.03%	11/01/24	3,600,000
	Technology — 1.5%
1,800,000	Global Payments, Inc.	5.49%	11/01/24	1,800,000
3,700,000	Jabil, Inc.	5.30%	11/01/24	3,700,000
				5,500,000
	Total Commercial Paper			12,800,000
	(Cost $12,800,000)

	Total Investments — 99.3%			374,321,381
	(Cost $375,054,911)
	Net Other Assets and Liabilities — 0.7%			2,544,130
	Net Assets — 100.0%			$376,865,511

(a)
Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at October 31, 2024. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.

(b)
This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under
Rule 144A of the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P., the Fund’s advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At October 31, 2024, securities noted as such amounted to $85,789,038 or 22.8% of net assets.

(c)	When-issued security. The interest rate shown reflects the rate in effect at October 31, 2024. Interest will begin accruing on the security’s first settlement date.
See Notes to Financial Statements

First Trust Intermediate Duration Investment Grade Corporate ETF (FIIG)
Portfolio of Investments (Continued)
October 31, 2024

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 10/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Corporate Bonds and Notes*	$324,018,511	$—	$324,018,511	$—
Foreign Corporate Bonds and Notes*	37,502,870	—	37,502,870	—
Commercial Paper*	12,800,000	—	12,800,000	—
Total Investments	$374,321,381	$—	$374,321,381	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Intermediate Duration Investment Grade Corporate ETF (FIIG)
Statement of Assets and Liabilities
October 31, 2024

ASSETS:
Investments, at value	$374,321,381
Cash	296,805
Receivables:
Interest	4,360,686
Capital shares sold	2,074,808
Total Assets	381,053,680

LIABILITIES:
Payables:
Investment securities purchased	3,989,900
Investment advisory fees	198,269
Total Liabilities	4,188,169
NET ASSETS	$376,865,511

NET ASSETS consist of:
Paid-in capital	$377,450,766
Par value	182,000
Accumulated distributable earnings (loss)	(767,255)
NET ASSETS	$376,865,511
NET ASSET VALUE, per share	$20.71
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	18,200,002
Investments, at cost	$375,054,911
See Notes to Financial Statements

First Trust Intermediate Duration Investment Grade Corporate ETF (FIIG)
Statement of Operations
For the Year Ended October 31, 2024

INVESTMENT INCOME:
Interest	$7,792,283
Total investment income	7,792,283

EXPENSES:
Investment advisory fees	964,414
Total expenses	964,414
NET INVESTMENT INCOME (LOSS)	6,827,869

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments	(32,786)
Net change in unrealized appreciation (depreciation) on investments	(225,978)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(258,764)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$6,569,105
See Notes to Financial Statements

First Trust Intermediate Duration Investment Grade Corporate ETF (FIIG)
Statements of Changes in Net Assets

	Year Ended 10/31/2024	Period Ended 10/31/2023 (a)
OPERATIONS:
Net investment income (loss)	$6,827,869	$114,652
Net realized gain (loss)	(32,786)	(16,208)
Net change in unrealized appreciation (depreciation)	(225,978)	(507,552)
Net increase (decrease) in net assets resulting from operations	6,569,105	(409,108)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(6,837,252)	(90,000)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	367,612,726	10,020,040
Cost of shares redeemed	—	—
Net increase (decrease) in net assets resulting from shareholder transactions	367,612,726	10,020,040
Total increase (decrease) in net assets	367,344,579	9,520,932

NET ASSETS:
Beginning of period	9,520,932	—
End of period	$376,865,511	$9,520,932

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	500,002	—
Shares sold	17,700,000	500,002
Shares redeemed	—	—
Shares outstanding, end of period	18,200,002	500,002

(a)	Inception date is August 2, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
See Notes to Financial Statements

First Trust Intermediate Duration Investment Grade Corporate ETF (FIIG)
Financial Highlights
For a share outstanding throughout each period

	Year Ended 10/31/2024	Period Ended 10/31/2023 (a)

Net asset value, beginning of period	$19.04	$20.00
Income from investment operations:
Net investment income (loss) (b)	0.94	0.23
Net realized and unrealized gain (loss)	1.67 (c)	(1.01)
Total from investment operations	2.61	(0.78)
Distributions paid to shareholders from:
Net investment income	(0.94)	(0.18)
Net asset value, end of period	$20.71	$19.04
Total return (d)	13.82%	(3.91)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$376,866	$9,521
Ratio of total expenses to average net assets	0.65%	0.65% (e)
Ratio of net investment income (loss) to average net assets	4.60%	4.78% (e)
Portfolio turnover rate (f)	6%	7%

(a)	Inception date is August 2, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
The per share amount does not correlate with the aggregate realized and unrealized gain (loss) due to the timing of the Fund share sales and repurchases in relation to market value fluctuation of the underlying investments.

(d)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(e)	Annualized.
(f)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Intermediate Duration Investment Grade Corporate ETF (FIIG)
October 31, 2024

1. Organization
First Trust Exchange-Traded Fund IV (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on September 15, 2010, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
This report covers the First Trust Intermediate Duration Investment Grade Corporate ETF (the “Fund”), a non-diversified series of the Trust, which trades under the ticker “FIIG” on NYSE Arca, Inc. The Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
The investment objective of the Fund is to deliver current income and long-term capital appreciation. Under normal market conditions, the Fund seeks to achieve its objective by investing at least 80% of its net assets (plus any borrowings for investment purposes) in investment grade corporate debt securities. Corporate debt securities are debt obligations issued by businesses to finance their operations. Notes, bonds, loans, debentures and commercial paper are the most common types of corporate debt securities, with the primary differences being their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured. Corporate debt securities may have fixed or floating interest rates. The corporate debt securities in which the Fund may invest also include senior loans and covenant-lite loans, substantially all of which are expected to be covenant-lite loans.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Corporate bonds, corporate notes and other debt securities are fair valued on the basis of valuations provided by a third-party pricing service approved by the Advisor’s Pricing Committee, which may use the following valuation inputs when available:
 1)
benchmark yields;
 2)
reported trades;
 3)
broker/dealer quotes;
 4)
issuer spreads;
 5)
benchmark securities;
 6)
bids and offers; and
 7)
reference data including market research publications.

Notes to Financial Statements (Continued)
First Trust Intermediate Duration Investment Grade Corporate ETF (FIIG)
October 31, 2024
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
 1)
the credit conditions in the relevant market and changes thereto;
 2)
the liquidity conditions in the relevant market and changes thereto;
 3)
the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
 4)
issuer-specific conditions (such as significant credit deterioration); and
 5)
any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
 1)
the most recent price provided by a pricing service;
 2)
available market prices for the fixed-income security;
 3)
the fundamental business data relating to the borrower/issuer;
 4)
an evaluation of the forces which influence the market in which these securities are purchased and sold;
 5)
the type, size and cost of a security;
 6)
the financial statements of the borrower/issuer or the financial condition of the country of issue;
 7)
the credit quality and cash flow of the borrower/issuer, or country of issue, based on the Pricing Committee’s, sub-advisor’s or portfolio manager’s analysis, as applicable, or external analysis;
 8)
the information as to any transactions in or offers for the security;
 9)
the price and extent of public trading in similar securities of the borrower/issuer, or comparable companies;
10)
the coupon payments;
11)
the quality, value and salability of collateral, if any, securing the security;
12)
the business prospects of the borrower/issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the borrower’s/issuer’s management (for corporate debt only);
13)
the prospects for the borrower’s/issuer’s industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry (for corporate debt only);
14)
the borrower’s/issuer’s competitive position within the industry;
15)
the borrower’s/issuer’s ability to access additional liquidity through public and/or private markets; and
16)
other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

Notes to Financial Statements (Continued)
First Trust Intermediate Duration Investment Grade Corporate ETF (FIIG)
October 31, 2024
•  Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•  Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o  Quoted prices for similar investments in active markets.
o  Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o  Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o  Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•  Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of October 31, 2024, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At October 31, 2024, the Fund held $3,987,209 of when-issued or delayed-delivery securities. At October 31, 2024, the Fund had no forward purchase commitments.
C. Dividends and Distributions to Shareholders
Dividends from net investment income of the Fund, if any, are declared and paid monthly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom the shares were purchased makes such option available. Such shares will generally be reinvested by the broker based upon the market price of those shares and investors may be subject to customary brokerage commissions charged by the broker.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid during the fiscal year ended October 31, 2024 and period ended October 31, 2023 was as follows:

Distributions paid from:	2024	2023
Ordinary income	$6,837,252	$90,000
Capital gains	—	—
Return of capital	—	—

Notes to Financial Statements (Continued)
First Trust Intermediate Duration Investment Grade Corporate ETF (FIIG)
October 31, 2024
As of October 31, 2024, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed ordinary income	$15,269
Accumulated capital and other gain (loss)	(39,698)
Net unrealized appreciation (depreciation)	(742,826)
D. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2023 and 2024 remain open to federal and state audit. As of October 31, 2024, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2024, for federal income tax purposes, the Fund had $39,698 of non-expiring capital loss carryforwards available, to the extent provided by regulations, to offset future capital gains. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to the Fund’s shareholders.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2024, the Fund had no net late year ordinary or capital losses.
For the fiscal year ended October 31, 2024, there were no tax adjustments made to paid-in capital and accumulated distributable earnings (loss) accounts due to differences between book and tax treatments.
As of October 31, 2024, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:

Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$375,064,207	$2,899,750	$(3,642,576)	$(742,826)
E. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund’s portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust manages the investment of the Fund’s assets and is responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit, and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution

Notes to Financial Statements (Continued)
First Trust Intermediate Duration Investment Grade Corporate ETF (FIIG)
October 31, 2024
and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The annual unitary management fee payable by the Fund to First Trust for these services will be reduced at certain levels of the Fund’s net assets (“breakpoints”) and calculated pursuant to the following schedule:

Breakpoints
Fund net assets up to and including $2.5 billion	0.65000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.63375%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.61750%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.60125%
Fund net assets greater than $10 billion up to and including $15 billion	0.58500%
Fund net assets greater than $15 billion	0.55250%
The Trust has multiple service agreements with The Bank of New York Mellon (“BNY”). Under the service agreements, BNY performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BNY is responsible for custody of the Fund’s assets. As fund accountant and administrator, BNY is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BNY is responsible for maintaining shareholder records for the Fund. BNY is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee, the Vice Chair of the Audit Committee, the Lead Independent Trustee and the Vice Lead Independent Trustee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Committee Chairs, the Audit Committee Vice Chair, the Lead Independent Trustee and the Vice Lead Independent Trustee rotate periodically in serving in such capacities. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal year ended October 31, 2024, the cost of purchases and proceeds from sales of investments, excluding short-term investments and in-kind transactions, were $360,206,358 and $8,510,934, respectively.
For the fiscal year ended October 31, 2024, the Fund had no in-kind transactions.
5. Creations, Redemptions and Transaction Fees
The Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with the Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in Creation Units. Prior to the start of trading on every business day, the Fund publishes through the National Securities Clearing Corporation the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of the Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of the Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in the Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of the Fund’s shares at or close to the NAV per share of the Fund.
The Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of the Fund times the number of

Notes to Financial Statements (Continued)
First Trust Intermediate Duration Investment Grade Corporate ETF (FIIG)
October 31, 2024
shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
The Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by the Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
6. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before March 31, 2026.
7. Indemnification
The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
8. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund IV:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of First Trust Intermediate Duration Investment Grade Corporate ETF (the “Fund”), one of the funds constituting the First Trust Exchange-Traded Fund IV, as of October 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and for the period from August 2, 2023 (commencement of investment operations) through October 31, 2023, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2024, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from August 2, 2023 (commencement of investment operations) through October 31, 2023, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche, LLP
Chicago, Illinois
December 20, 2024
We have served as the auditor of one or more First Trust investment companies since 2001.

Other Information
First Trust Intermediate Duration Investment Grade Corporate ETF (FIIG)
October 31, 2024 (Unaudited)

Changes in and Disagreements with Accountants (Item 8 of Form N-CSR)
There were no changes in or disagreements with the Fund’s accountants during the fiscal year ended October 31, 2024.
Proxy Disclosures (Item 9 of Form N-CSR)
There were no matters submitted for vote by shareholders of the Fund during the fiscal year ended October 31, 2024.
Remuneration Paid to Directors, Officers, and Others (Item 10 of Form N-CSR)
Independent Trustees and any member of any advisory board of the Fund are compensated through the unitary management fee paid by the Fund to the advisor and not directly by the Fund. The investment advisory fee paid is included in the Statement of Operations.
Statement Regarding the Basis for the Board’s Approval of Investment Advisory Contract (Item 11 of Form N-CSR)
Not applicable.
Remuneration Disclosure Under the Alternative Investment Fund Managers Directive
First Trust Advisors L.P. (“First Trust”) is authorised and regulated by the U.S. Securities and Exchange Commission and is entitled to market shares of certain funds it manages, including First Trust Intermediate Duration Investment Grade Corporate ETF (the “Fund”), in certain member states in the European Economic Area in accordance with the cooperation arrangements in Article 42 of the Alternative Investment Fund Managers Directive (the “Directive”). First Trust is required under the Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust’s interpretation of currently available regulatory guidance on remuneration disclosures.
During the year ended December 31, 2023, the amount of remuneration paid (or to be paid) by First Trust Advisors L.P. in respect of the Fund is $35,214. This figure is comprised of $3,883 paid (or to be paid) in fixed compensation and $31,331 paid (or to be paid) in variable compensation. There were a total of 30 beneficiaries of the remuneration described above. Those amounts include $2,981 paid (or to be paid) to senior management of First Trust Advisors L.P. and $32,233 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust Advisors L.P. or the Fund (collectively, “Code Staff”).
Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust’s remuneration policy (the “Remuneration Policy”) which is determined and implemented by First Trust’s senior management. The Remuneration Policy reflects First Trust’s ethos of good governance and encapsulates the following principal objectives:
i.
to provide a clear link between remuneration and performance of First Trust and to avoid rewarding for failure;
ii.
to promote sound and effective risk management consistent with the risk profiles of the funds managed by First Trust; and
iii.
to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the funds managed by First Trust in a manner that avoids conflicts of interest.
First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest. First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.
First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust. Remuneration is not based upon the performance of the Fund.
The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.
No individual is involved in setting his or her own remuneration.

Other Information (Continued)
First Trust Intermediate Duration Investment Grade Corporate ETF (FIIG)
October 31, 2024 (Unaudited)
Federal Tax Information
Distributions paid to foreign shareholders during the Fund’s fiscal year ended October 31, 2024 that were properly designated by the Fund as “interest-related dividends” or “short-term capital gain dividends,” may not be subject to federal income tax provided that the income was earned directly by such foreign shareholders.
Of the ordinary income (including short-term capital gain) distributions made by the Fund during the fiscal year ended October 31, 2024, none qualify for the corporate dividends received deduction available to corporate shareholders or as qualified dividend income.

Annual Financial Statements and Other Information
For the Year Ended October 31, 2024

First Trust Exchange-Traded Fund IV

First Trust Limited Duration Investment Grade Corporate ETF (FSIG)

First Trust Limited Duration Investment Grade Corporate ETF (FSIG)
Annual Financial Statements and Other Information
October 31, 2024
Performance and Risk Disclosure
There is no assurance that First Trust Limited Duration Investment Grade Corporate ETF (the “Fund”) will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
First Trust Advisors L.P., the Fund’s advisor, may also periodically provide additional information on Fund performance on the Fund’s webpage at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data that provides insight into the Fund’s performance and investment approach.
The material risks of investing in the Fund are spelled out in its prospectus, statement of additional information, and other Fund regulatory filings.

First Trust Limited Duration Investment Grade Corporate ETF (FSIG)
Portfolio of Investments
October 31, 2024

Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES — 82.4%
	Aerospace/Defense — 2.5%
$2,000,000	Howmet Aerospace, Inc.	5.90%	02/01/27	$2,050,652
1,000,000	Howmet Aerospace, Inc.	6.75%	01/15/28	1,059,957
6,000,000	Howmet Aerospace, Inc.	3.00%	01/15/29	5,599,346
3,000,000	Howmet Aerospace, Inc.	4.85%	10/15/31	2,979,997
2,000,000	Lockheed Martin Corp.	4.45%	05/15/28	1,998,447
5,000,000	Lockheed Martin Corp.	4.50%	02/15/29	4,982,164
5,000,000	Northrop Grumman Corp.	4.60%	02/01/29	4,979,408
3,500,000	Northrop Grumman Corp.	4.40%	05/01/30	3,438,319
3,500,000	RTX Corp.	5.75%	01/15/29	3,637,106
				30,725,396
	Banking — 15.0%
1,044,000	American Express Co. (a)	6.34%	10/30/26	1,058,734
3,500,000	American Express Co. (a)	5.39%	07/28/27	3,538,105
889,000	American Express Co. (a)	5.10%	02/16/28	896,161
1,500,000	American Express Co. (a)	5.28%	07/27/29	1,524,652
5,250,000	Bank of America Corp.	3.50%	04/19/26	5,171,345
6,750,000	Bank of America Corp. (a)	5.08%	01/20/27	6,768,610
10,000,000	Bank of America Corp. (a)	4.95%	07/22/28	10,041,373
5,395,000	Bank of America Corp. (a)	5.20%	04/25/29	5,449,263
2,500,000	Bank of New York Mellon (The) Corp. (a)	5.22%	11/21/25	2,499,545
1,500,000	Bank of New York Mellon (The) Corp. (a)	5.15%	05/22/26	1,502,444
5,150,000	Bank of New York Mellon (The) Corp. (a)	4.41%	07/24/26	5,130,560
1,000,000	Bank of New York Mellon (The) Corp. (a)	4.95%	04/26/27	1,004,963
2,000,000	Bank of New York Mellon (The) Corp. (a)	5.80%	10/25/28	2,065,082
2,000,000	Bank of New York Mellon (The) Corp. (a)	6.32%	10/25/29	2,112,287
600,000	Fifth Third Bancorp (a)	6.34%	07/27/29	626,314
1,400,000	Fifth Third Bancorp (a)	4.90%	09/06/30	1,384,530
5,000,000	Goldman Sachs Bank USA (a)	5.28%	03/18/27	5,033,287
2,000,000	Goldman Sachs Group (The), Inc. (a)	5.80%	08/10/26	2,012,777
3,500,000	Goldman Sachs Group (The), Inc. (a)	6.48%	10/24/29	3,693,601
1,500,000	Goldman Sachs Group (The), Inc. (a)	4.69%	10/23/30	1,480,828
5,750,000	JPMorgan Chase & Co.	3.30%	04/01/26	5,651,203
5,000,000	JPMorgan Chase & Co. (a)	5.04%	01/23/28	5,027,470
10,500,000	JPMorgan Chase & Co. (a)	4.85%	07/25/28	10,516,561
1,000,000	JPMorgan Chase & Co. (a)	4.51%	10/22/28	993,084
7,500,000	JPMorgan Chase & Co. (a)	4.01%	04/23/29	7,301,415
3,500,000	JPMorgan Chase & Co. (a)	5.30%	07/24/29	3,552,759
2,500,000	JPMorgan Chase & Co. (a)	5.01%	01/23/30	2,510,423
1,000,000	JPMorgan Chase & Co. (a)	4.60%	10/22/30	986,494
3,250,000	Morgan Stanley	4.00%	07/23/25	3,235,999
7,500,000	Morgan Stanley (a)	5.05%	01/28/27	7,522,654
10,500,000	Morgan Stanley (a)	5.45%	07/20/29	10,705,276
2,000,000	Morgan Stanley (a)	5.66%	04/18/30	2,053,675
2,000,000	Morgan Stanley Bank N.A.	4.75%	04/21/26	2,008,264
2,500,000	Morgan Stanley Bank N.A. (a)	4.95%	01/14/28	2,510,704
5,000,000	PNC Financial Services Group (The), Inc. (a)	4.76%	01/26/27	4,996,959
1,000,000	PNC Financial Services Group (The), Inc.	3.15%	05/19/27	965,032
2,000,000	PNC Financial Services Group (The), Inc. (a)	6.62%	10/20/27	2,071,601
135,000	PNC Financial Services Group (The), Inc. (a)	5.30%	01/21/28	136,647
1,000,000	PNC Financial Services Group (The), Inc. (a)	5.58%	06/12/29	1,022,274
See Notes to Financial Statements

First Trust Limited Duration Investment Grade Corporate ETF (FSIG)
Portfolio of Investments (Continued)
October 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Banking (Continued)
$5,234,000	State Street Corp. (a)	4.86%	01/26/26	$5,230,489
1,000,000	State Street Corp. (a)	5.10%	05/18/26	999,958
5,000,000	State Street Corp.	5.27%	08/03/26	5,063,035
4,250,000	State Street Corp. (a)	5.82%	11/04/28	4,378,770
1,750,000	Truist Financial Corp. (a)	6.05%	06/08/27	1,783,178
4,000,000	Truist Financial Corp. (a)	4.87%	01/26/29	3,986,112
3,000,000	US Bancorp (a)	5.73%	10/21/26	3,024,823
2,000,000	US Bancorp (a)	6.79%	10/26/27	2,076,750
2,750,000	Wells Fargo & Co.	3.55%	09/29/25	2,724,007
4,000,000	Wells Fargo & Co.	3.00%	10/23/26	3,874,641
5,000,000	Wells Fargo & Co. (a)	5.71%	04/22/28	5,097,874
2,500,000	Wells Fargo & Co. (a)	5.20%	01/23/30	2,525,379
5,000,000	Wells Fargo Bank N.A.	4.81%	01/15/26	5,014,074
2,750,000	Wells Fargo Bank N.A.	5.45%	08/07/26	2,792,188
				185,334,233
	Brokerage/Asset Managers/Exchanges — 2.4%
9,000,000	Intercontinental Exchange, Inc.	4.00%	09/15/27	8,873,541
10,000,000	Intercontinental Exchange, Inc.	3.63%	09/01/28	9,619,650
1,710,000	Nasdaq, Inc.	5.65%	06/28/25	1,717,885
9,500,000	Nasdaq, Inc.	5.35%	06/28/28	9,702,877
				29,913,953
	Building Materials — 1.5%
7,945,000	American Builders & Contractors Supply Co., Inc. (b)	4.00%	01/15/28	7,558,065
3,500,000	CRH America Finance, Inc. (b)	3.95%	04/04/28	3,409,025
7,674,000	CRH America, Inc. (b)	3.88%	05/18/25	7,628,848
				18,595,938
	Cable Satellite — 0.8%
231,000	Charter Communications Operating LLC / Charter Communications Operating Capital	4.91%	07/23/25	230,800
3,000,000	Charter Communications Operating LLC / Charter Communications Operating Capital	6.15%	11/10/26	3,065,071
3,000,000	Comcast Corp.	4.15%	10/15/28	2,947,213
3,500,000	Comcast Corp.	4.25%	10/15/30	3,404,520
				9,647,604
	Construction Machinery — 1.7%
1,004,000	Ashtead Capital, Inc. (b)	4.38%	08/15/27	989,504
3,500,000	Ashtead Capital, Inc. (b)	4.00%	05/01/28	3,374,036
2,500,000	John Deere Capital Corp.	4.50%	01/08/27	2,507,267
14,300,000	United Rentals North America, Inc. (b)	6.00%	12/15/29	14,542,700
				21,413,507
	Consumer Cyclical Services — 0.8%
300,000	Expedia Group, Inc. (b)	6.25%	05/01/25	300,490
6,500,000	Go Daddy Operating Co. LLC / GD Finance Co., Inc. (b)	5.25%	12/01/27	6,429,543
4,000,000	Go Daddy Operating Co. LLC / GD Finance Co., Inc. (b)	3.50%	03/01/29	3,694,366
				10,424,399
	Consumer Products — 0.2%
2,000,000	Mead Johnson Nutrition Co.	4.13%	11/15/25	1,990,703
See Notes to Financial Statements

First Trust Limited Duration Investment Grade Corporate ETF (FSIG)
Portfolio of Investments (Continued)
October 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Diversified Manufacturing — 0.8%
$1,342,000	Veralto Corp.	5.50%	09/18/26	$1,360,154
5,000,000	Veralto Corp.	5.35%	09/18/28	5,095,227
3,000,000	Veralto Corp.	5.45%	09/18/33	3,046,756
				9,502,137
	Electric — 2.6%
3,800,000	AEP Transmission Co. LLC	3.10%	12/01/26	3,693,087
5,000,000	CenterPoint Energy Houston Electric LLC	5.20%	10/01/28	5,096,587
1,000,000	DTE Electric Co.	4.85%	12/01/26	1,009,700
2,000,000	FirstEnergy Transmission LLC (b)	4.35%	01/15/25	1,995,747
3,250,000	Florida Power & Light Co.	5.05%	04/01/28	3,296,288
2,500,000	Florida Power & Light Co.	4.40%	05/15/28	2,487,805
3,500,000	Florida Power & Light Co.	4.63%	05/15/30	3,495,319
7,371,000	Trans-Allegheny Interstate Line Co. (b)	3.85%	06/01/25	7,328,732
1,550,000	Virginia Electric and Power Co., Series A	3.10%	05/15/25	1,536,933
1,550,000	Virginia Electric and Power Co., Series B	3.75%	05/15/27	1,520,883
				31,461,081
	Environmental — 2.0%
1,550,000	Republic Services, Inc.	2.90%	07/01/26	1,510,973
7,850,000	Republic Services, Inc.	4.88%	04/01/29	7,899,829
2,000,000	Waste Management, Inc.	3.15%	11/15/27	1,924,336
10,000,000	Waste Management, Inc.	4.88%	02/15/29	10,125,454
3,500,000	Waste Management, Inc.	4.63%	02/15/30	3,489,378
				24,949,970
	Food and Beverage — 8.0%
5,000,000	Campbell Soup Co.	5.20%	03/19/27	5,074,698
5,000,000	Campbell Soup Co.	5.20%	03/21/29	5,071,423
3,995,000	Conagra Brands, Inc.	5.30%	10/01/26	4,034,530
2,000,000	Constellation Brands, Inc.	4.75%	11/15/24	1,999,602
6,500,000	Constellation Brands, Inc.	4.75%	12/01/25	6,489,384
4,000,000	Constellation Brands, Inc.	4.35%	05/09/27	3,968,006
2,500,000	Constellation Brands, Inc.	4.80%	01/15/29	2,500,627
5,000,000	General Mills, Inc.	4.70%	01/30/27	5,004,045
5,500,000	General Mills, Inc.	2.88%	04/15/30	4,981,824
2,500,000	J.M. Smucker (The) Co.	5.90%	11/15/28	2,611,541
2,975,000	Keurig Dr Pepper, Inc.	2.55%	09/15/26	2,863,153
5,000,000	Keurig Dr Pepper, Inc.	5.10%	03/15/27	5,056,882
5,500,000	Keurig Dr Pepper, Inc.	3.43%	06/15/27	5,335,232
2,000,000	Keurig Dr Pepper, Inc.	4.60%	05/25/28	1,993,651
6,000,000	Lamb Weston Holdings, Inc. (b)	4.88%	05/15/28	5,883,754
3,000,000	Lamb Weston Holdings, Inc. (b)	4.13%	01/31/30	2,787,678
3,854,000	McCormick & Co., Inc.	3.40%	08/15/27	3,734,145
6,825,000	Molson Coors Beverage Co.	3.00%	07/15/26	6,643,570
882,000	Mondelez International, Inc.	4.75%	02/20/29	884,554
2,500,000	Nestle Holdings, Inc. (b)	5.00%	03/14/28	2,537,268
5,500,000	PepsiCo, Inc.	2.75%	03/19/30	5,018,475
3,000,000	Post Holdings, Inc. (b)	5.63%	01/15/28	3,026,900
4,500,000	Post Holdings, Inc. (b)	6.25%	02/15/32	4,555,611
4,000,000	Sysco Corp.	3.75%	10/01/25	3,968,456
See Notes to Financial Statements

First Trust Limited Duration Investment Grade Corporate ETF (FSIG)
Portfolio of Investments (Continued)
October 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Food and Beverage (Continued)
$2,000,000	Sysco Corp.	3.25%	07/15/27	$1,928,861
400,000	Sysco Corp.	5.75%	01/17/29	414,453
				98,368,323
	Gaming — 0.7%
3,000,000	VICI Properties, L.P.	5.75%	04/01/34	3,049,803
2,050,000	VICI Properties, L.P. / VICI Note Co., Inc. (b)	4.63%	06/15/25	2,040,629
3,500,000	VICI Properties, L.P. / VICI Note Co., Inc. (b)	3.75%	02/15/27	3,386,235
				8,476,667
	Health Insurance — 4.1%
10,149,000	Centene Corp.	4.25%	12/15/27	9,825,948
2,000,000	Centene Corp.	4.63%	12/15/29	1,912,696
7,066,000	Elevance Health, Inc.	5.35%	10/15/25	7,108,585
2,000,000	Elevance Health, Inc.	3.65%	12/01/27	1,942,479
6,000,000	Elevance Health, Inc.	4.10%	03/01/28	5,886,035
400,000	Elevance Health, Inc.	4.75%	02/15/30	397,815
4,500,000	Humana, Inc.	4.50%	04/01/25	4,491,947
4,000,000	Molina Healthcare, Inc. (b)	4.38%	06/15/28	3,841,870
7,050,000	UnitedHealth Group, Inc.	5.25%	02/15/28	7,211,070
2,500,000	UnitedHealth Group, Inc.	4.70%	04/15/29	2,510,052
3,500,000	UnitedHealth Group, Inc.	5.30%	02/15/30	3,594,781
2,500,000	UnitedHealth Group, Inc.	4.90%	04/15/31	2,514,817
				51,238,095
	Healthcare — 11.9%
4,000,000	180 Medical, Inc. (b)	3.88%	10/15/29	3,724,110
10,238,000	Alcon Finance Corp. (b)	2.75%	09/23/26	9,861,813
4,240,000	Alcon Finance Corp. (b)	3.00%	09/23/29	3,924,543
3,000,000	Alcon Finance Corp. (b)	2.60%	05/27/30	2,669,072
3,000,000	Alcon Finance Corp. (b)	5.38%	12/06/32	3,055,899
3,000,000	Avantor Funding, Inc. (b)	4.63%	07/15/28	2,903,254
2,000,000	Becton Dickinson & Co.	3.73%	12/15/24	1,995,981
5,000,000	Becton Dickinson & Co.	3.70%	06/06/27	4,887,331
2,500,000	Becton Dickinson & Co.	4.87%	02/08/29	2,503,657
2,500,000	Charles River Laboratories International, Inc. (b)	4.25%	05/01/28	2,378,961
2,500,000	Charles River Laboratories International, Inc. (b)	3.75%	03/15/29	2,293,983
1,631,000	Cigna Group (The)	4.50%	02/25/26	1,626,666
3,000,000	Cigna Group (The)	4.38%	10/15/28	2,947,456
4,345,000	Cigna Group (The)	2.40%	03/15/30	3,829,289
3,000,000	Cigna Group (The)	5.13%	05/15/31	3,021,907
3,000,000	Cigna Group (The)	5.40%	03/15/33	3,038,175
6,000,000	GE HealthCare Technologies, Inc.	5.60%	11/15/25	6,050,536
6,170,000	HCA, Inc.	5.88%	02/15/26	6,214,214
2,000,000	HCA, Inc.	4.50%	02/15/27	1,984,079
5,000,000	HCA, Inc.	5.20%	06/01/28	5,047,109
3,000,000	HCA, Inc.	5.50%	06/01/33	3,014,560
5,000,000	IQVIA, Inc. (b)	5.00%	05/15/27	4,940,134
11,000,000	IQVIA, Inc.	5.70%	05/15/28	11,243,265
250,000	IQVIA, Inc.	6.25%	02/01/29	260,570
2,500,000	McKesson Corp.	4.90%	07/15/28	2,527,473
4,659,000	PRA Health Sciences, Inc. (b)	2.88%	07/15/26	4,501,270
See Notes to Financial Statements

First Trust Limited Duration Investment Grade Corporate ETF (FSIG)
Portfolio of Investments (Continued)
October 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Healthcare (Continued)
$2,000,000	Quest Diagnostics, Inc.	4.63%	12/15/29	$1,980,210
8,000,000	Solventum Corp. (b)	5.40%	03/01/29	8,105,405
2,500,000	Solventum Corp. (b)	5.45%	03/13/31	2,521,699
2,500,000	Solventum Corp. (b)	5.60%	03/23/34	2,520,347
8,500,000	Stryker Corp.	3.38%	11/01/25	8,408,348
6,000,000	Stryker Corp.	4.85%	12/08/28	6,040,886
2,000,000	Stryker Corp.	4.25%	09/11/29	1,960,227
3,500,000	Thermo Fisher Scientific, Inc.	4.98%	08/10/30	3,557,677
5,400,000	Zimmer Biomet Holdings, Inc.	1.45%	11/22/24	5,387,896
5,000,000	Zimmer Biomet Holdings, Inc.	3.55%	04/01/25	4,968,909
557,000	Zimmer Biomet Holdings, Inc.	5.35%	12/01/28	568,196
				146,465,107
	Lodging — 0.3%
3,500,000	Hyatt Hotels Corp.	5.75%	01/30/27	3,569,499
	Other Utility — 0.5%
4,000,000	American Water Capital Corp.	2.95%	09/01/27	3,829,730
2,893,000	American Water Capital Corp.	3.75%	09/01/28	2,799,322
				6,629,052
	Packaging — 1.5%
897,000	Berry Global, Inc. (b)	4.88%	07/15/26	891,522
3,700,000	Berry Global, Inc. (b)	5.63%	07/15/27	3,696,935
11,500,000	Berry Global, Inc.	5.50%	04/15/28	11,538,915
3,000,000	Crown Americas LLC	5.25%	04/01/30	2,953,018
				19,080,390
	Paper — 0.3%
1,000,000	Packaging Corp. of America	3.40%	12/15/27	963,833
3,000,000	Packaging Corp. of America	5.70%	12/01/33	3,111,580
				4,075,413
	Pharmaceuticals — 2.6%
1,550,000	AbbVie, Inc.	3.20%	05/14/26	1,521,032
2,500,000	AbbVie, Inc.	4.80%	03/15/29	2,520,638
250,000	AbbVie, Inc.	4.95%	03/15/31	252,640
2,250,000	Amgen, Inc.	5.25%	03/02/25	2,252,645
3,000,000	Amgen, Inc.	4.05%	08/18/29	2,912,424
6,250,000	Astrazeneca Finance LLC	4.88%	03/03/28	6,316,381
500,000	Eli Lilly & Co.	4.20%	08/14/29	494,334
2,500,000	Gilead Sciences, Inc.	3.65%	03/01/26	2,469,370
7,000,000	Zoetis, Inc.	4.50%	11/13/25	6,982,968
2,500,000	Zoetis, Inc.	3.00%	09/12/27	2,396,100
1,522,000	Zoetis, Inc.	2.00%	05/15/30	1,314,148
3,000,000	Zoetis, Inc.	5.60%	11/16/32	3,119,862
				32,552,542
	Property & Casualty Insurance — 3.3%
1,818,000	Aon North America, Inc.	5.15%	03/01/29	1,839,171
2,000,000	Aon North America, Inc.	5.30%	03/01/31	2,038,539
2,500,000	Aon North America, Inc.	5.45%	03/01/34	2,539,361
5,500,000	Arthur J. Gallagher & Co.	5.50%	03/02/33	5,649,130
994,000	Arthur J. Gallagher & Co.	5.45%	07/15/34	1,003,709
6,031,000	Brown & Brown, Inc.	4.50%	03/15/29	5,939,839
See Notes to Financial Statements

First Trust Limited Duration Investment Grade Corporate ETF (FSIG)
Portfolio of Investments (Continued)
October 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Property & Casualty Insurance (Continued)
$2,000,000	Brown & Brown, Inc.	2.38%	03/15/31	$1,698,619
2,500,000	Brown & Brown, Inc.	4.20%	03/17/32	2,332,492
1,650,000	Marsh & McLennan Cos., Inc.	3.75%	03/14/26	1,632,322
6,392,000	Marsh & McLennan Cos., Inc.	4.38%	03/15/29	6,317,550
1,000,000	Marsh & McLennan Cos., Inc. (c)	4.65%	03/15/30	998,074
1,500,000	Marsh & McLennan Cos., Inc. (c)	4.85%	11/15/31	1,495,970
3,750,000	Willis North America, Inc.	4.65%	06/15/27	3,738,161
3,000,000	Willis North America, Inc.	5.35%	05/15/33	3,014,209
				40,237,146
	Restaurants — 0.2%
3,000,000	Starbucks Corp.	4.85%	02/08/27	3,019,961
	Retailers — 1.0%
3,000,000	AutoZone, Inc.	3.75%	06/01/27	2,935,623
2,063,000	Home Depot (The), Inc.	4.75%	06/25/29	2,078,536
4,000,000	O’Reilly Automotive, Inc.	5.75%	11/20/26	4,081,406
3,500,000	O’Reilly Automotive, Inc.	3.60%	09/01/27	3,405,350
				12,500,915
	Technology — 14.9%
5,250,000	Adobe, Inc.	2.30%	02/01/30	4,699,567
7,500,000	Atlassian Corp.	5.25%	05/15/29	7,598,690
5,000,000	Autodesk, Inc.	4.38%	06/15/25	4,989,763
5,485,000	Autodesk, Inc.	3.50%	06/15/27	5,344,952
1,485,000	Autodesk, Inc.	2.85%	01/15/30	1,353,640
5,950,000	Cadence Design Systems, Inc.	4.30%	09/10/29	5,837,499
2,500,000	Cisco Systems, Inc.	4.95%	02/26/31	2,533,493
5,000,000	CoStar Group, Inc. (b)	2.80%	07/15/30	4,367,859
15,656,000	Crowdstrike Holdings, Inc.	3.00%	02/15/29	14,249,781
9,670,000	FactSet Research Systems, Inc.	2.90%	03/01/27	9,275,994
3,500,000	Fidelity National Information Services, Inc.	4.70%	07/15/27	3,490,074
3,500,000	Fidelity National Information Services, Inc.	4.25%	05/15/28	3,428,015
3,000,000	Fidelity National Information Services, Inc.	5.10%	07/15/32	3,027,901
7,000,000	Gartner, Inc. (b)	4.50%	07/01/28	6,836,560
2,500,000	Gartner, Inc. (b)	3.63%	06/15/29	2,335,511
3,250,000	Gartner, Inc. (b)	3.75%	10/01/30	2,991,766
3,074,000	Global Payments, Inc.	1.50%	11/15/24	3,069,573
7,250,000	Infor, Inc. (b)	1.75%	07/15/25	7,064,772
18,500,000	MSCI, Inc. (b)	4.00%	11/15/29	17,548,963
3,025,000	Oracle Corp.	3.25%	11/15/27	2,906,729
2,250,000	Oracle Corp.	2.30%	03/25/28	2,082,476
3,000,000	Oracle Corp.	4.50%	05/06/28	2,985,512
4,000,000	Oracle Corp.	6.15%	11/09/29	4,233,715
3,000,000	Oracle Corp.	6.25%	11/09/32	3,219,790
3,000,000	Oracle Corp.	4.70%	09/27/34	2,885,771
3,000,000	PTC, Inc. (b)	3.63%	02/15/25	2,984,919
6,500,000	PTC, Inc. (b)	4.00%	02/15/28	6,223,896
3,000,000	Roper Technologies, Inc.	3.80%	12/15/26	2,957,640
455,000	Roper Technologies, Inc.	4.50%	10/15/29	448,158
2,682,000	Roper Technologies, Inc.	2.00%	06/30/30	2,298,228
3,000,000	Roper Technologies, Inc.	4.75%	02/15/32	2,955,197
See Notes to Financial Statements

First Trust Limited Duration Investment Grade Corporate ETF (FSIG)
Portfolio of Investments (Continued)
October 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Technology (Continued)
$4,500,000	Salesforce, Inc.	3.70%	04/11/28	$4,401,357
9,000,000	ServiceNow, Inc.	1.40%	09/01/30	7,514,129
6,000,000	SS&C Technologies, Inc. (b)	5.50%	09/30/27	5,980,234
767,000	Verisk Analytics, Inc.	4.00%	06/15/25	763,127
3,813,000	VMware LLC	4.50%	05/15/25	3,804,457
2,500,000	VMware LLC	4.65%	05/15/27	2,497,195
10,925,000	Workday, Inc.	3.50%	04/01/27	10,659,710
3,000,000	Workday, Inc.	3.80%	04/01/32	2,771,527
				184,618,140
	Wireless — 2.0%
4,583,000	Crown Castle, Inc.	4.45%	02/15/26	4,562,911
2,500,000	Crown Castle, Inc.	3.65%	09/01/27	2,420,572
1,500,000	Crown Castle, Inc.	5.00%	01/11/28	1,503,282
1,000,000	Crown Castle, Inc.	4.80%	09/01/28	995,792
5,000,000	T-Mobile USA, Inc.	5.38%	04/15/27	5,038,425
8,000,000	T-Mobile USA, Inc.	4.75%	02/01/28	7,973,104
2,000,000	T-Mobile USA, Inc.	4.95%	03/15/28	2,011,681
				24,505,767
	Wirelines — 0.8%
2,000,000	AT&T, Inc.	5.54%	02/20/26	1,999,829
5,550,000	Verizon Communications, Inc.	4.13%	03/16/27	5,486,861
1,875,000	Verizon Communications, Inc.	4.33%	09/21/28	1,851,916
				9,338,606
	Total Corporate Bonds and Notes			1,018,634,544
	(Cost $1,010,084,858)
FOREIGN CORPORATE BONDS AND NOTES — 13.1%
	Banking — 2.3%
2,000,000	Barclays PLC (a)	5.83%	05/09/27	2,024,540
2,000,000	Barclays PLC (a)	6.50%	09/13/27	2,054,738
1,000,000	Barclays PLC (a)	4.84%	09/10/28	995,480
727,000	Barclays PLC (a)	4.94%	09/10/30	719,047
1,300,000	Royal Bank of Canada	4.95%	04/25/25	1,301,832
6,500,000	Royal Bank of Canada	4.88%	01/12/26	6,527,311
2,250,000	Royal Bank of Canada	4.88%	01/19/27	2,267,536
4,500,000	Toronto-Dominion Bank (The)	3.77%	06/06/25	4,473,706
2,000,000	Toronto-Dominion Bank (The)	5.53%	07/17/26	2,027,917
3,500,000	UBS AG	5.65%	09/11/28	3,609,375
2,500,000	UBS Group AG (a) (b)	5.43%	02/08/30	2,536,527
				28,538,009
	Building Materials — 0.4%
5,000,000	CRH SMW Finance DAC	5.20%	05/21/29	5,070,741
	Environmental — 1.0%
2,500,000	GFL Environmental, Inc. (b)	5.13%	12/15/26	2,477,270
10,000,000	Waste Connections, Inc.	4.25%	12/01/28	9,846,083
				12,323,353
	Food and Beverage — 1.1%
2,325,000	Bacardi Ltd. (b)	4.45%	05/15/25	2,317,390
See Notes to Financial Statements

First Trust Limited Duration Investment Grade Corporate ETF (FSIG)
Portfolio of Investments (Continued)
October 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
FOREIGN CORPORATE BONDS AND NOTES (Continued)
	Food and Beverage (Continued)
$6,000,000	Bacardi Ltd. / Bacardi-Martini B.V. (b)	5.25%	01/15/29	$6,033,020
5,000,000	Mondelez International Holdings Netherlands B.V. (b)	4.25%	09/15/25	4,981,168
				13,331,578
	Gaming — 0.0%
100,000	Flutter Treasury Designated Activity Co. (b)	6.38%	04/29/29	102,395
	Healthcare — 1.5%
8,000,000	Icon Investments Six Designated Activity Co.	5.85%	05/08/29	8,225,803
3,000,000	Icon Investments Six Designated Activity Co.	6.00%	05/08/34	3,074,498
7,000,000	Medtronic Global Holdings S.C.A	4.25%	03/30/28	6,961,292
				18,261,593
	Midstream — 0.1%
923,000	Enbridge, Inc.	5.90%	11/15/26	943,650
	Packaging — 0.9%
5,000,000	CCL Industries, Inc. (b)	3.25%	10/01/26	4,855,541
6,550,000	CCL Industries, Inc. (b)	3.05%	06/01/30	5,894,539
				10,750,080
	Paper — 1.0%
13,000,000	Smurfit Kappa Treasury ULC (b)	5.20%	01/15/30	13,134,394
	Pharmaceuticals — 0.3%
3,881,000	CSL Finance PLC (b)	3.85%	04/27/27	3,794,283
	Property & Casualty Insurance — 0.6%
8,250,000	Aon Corp. / Aon Global Holdings PLC	2.85%	05/28/27	7,905,747
	Restaurants — 0.6%
7,000,000	1011778 BC ULC / New Red Finance, Inc. (b)	5.63%	09/15/29	6,991,065
	Retailers — 0.4%
5,000,000	Alimentation Couche-Tard, Inc. (b)	2.95%	01/25/30	4,523,666
	Technology — 2.9%
10,000,000	Constellation Software, Inc. (b)	5.16%	02/16/29	10,124,293
2,500,000	Constellation Software, Inc. (b)	5.46%	02/16/34	2,541,298
3,000,000	Elastic N.V. (b)	4.13%	07/15/29	2,778,816
15,000,000	Open Text Corp. (b)	6.90%	12/01/27	15,607,170
5,000,000	Thomson Reuters Corp.	3.35%	05/15/26	4,901,686
				35,953,263
	Total Foreign Corporate Bonds and Notes			161,623,817
	(Cost $160,070,759)

Principal Value	Description	Annualized Yield on Date of Purchase	Stated Maturity	Value
COMMERCIAL PAPER — 3.6%
	Chemicals — 1.0%
12,200,000	FMC Corp.	5.44%	11/01/24	12,200,000
	Midstream — 1.0%
12,200,000	Energy Transfer, L.P.	5.03%	11/01/24	12,200,000
See Notes to Financial Statements

First Trust Limited Duration Investment Grade Corporate ETF (FSIG)
Portfolio of Investments (Continued)
October 31, 2024
Principal Value	Description	Annualized Yield on Date of Purchase	Stated Maturity	Value
COMMERCIAL PAPER (Continued)
	Technology — 1.6%
$8,500,000	Global Payments, Inc.	5.49%	11/01/24	$8,500,000
12,200,000	Jabil, Inc.	5.30%	11/01/24	12,200,000
				20,700,000
	Total Commercial Paper			45,100,000
	(Cost $45,100,000)

	Total Investments — 99.1%			1,225,358,361
	(Cost $1,215,255,617)
	Net Other Assets and Liabilities — 0.9%			11,127,879
	Net Assets — 100.0%			$1,236,486,240

(a)
Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at October 31, 2024. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.

(b)
This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under
Rule 144A of the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P., the Fund’s advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At October 31, 2024, securities noted as such amounted to $288,327,263 or 23.3% of net assets.

(c)	When-issued security. The interest rate shown reflects the rate in effect at October 31, 2024. Interest will begin accruing on the security’s first settlement date.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 10/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Corporate Bonds and Notes*	$1,018,634,544	$—	$1,018,634,544	$—
Foreign Corporate Bonds and Notes*	161,623,817	—	161,623,817	—
Commercial Paper*	45,100,000	—	45,100,000	—
Total Investments	$1,225,358,361	$—	$1,225,358,361	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Limited Duration Investment Grade Corporate ETF (FSIG)
Statement of Assets and Liabilities
October 31, 2024

ASSETS:
Investments, at value	$1,225,358,361
Cash	207,179
Interest receivable	13,986,254
Total Assets	1,239,551,794

LIABILITIES:
Payables:
Investment securities purchased	2,496,680
Investment advisory fees	568,874
Total Liabilities	3,065,554
NET ASSETS	$1,236,486,240

NET ASSETS consist of:
Paid-in capital	$1,226,605,094
Par value	653,500
Accumulated distributable earnings (loss)	9,227,646
NET ASSETS	$1,236,486,240
NET ASSET VALUE, per share	$18.92
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	65,350,002
Investments, at cost	$1,215,255,617
See Notes to Financial Statements

First Trust Limited Duration Investment Grade Corporate ETF (FSIG)
Statement of Operations
For the Year Ended October 31, 2024

INVESTMENT INCOME:
Interest	$54,357,989
Total investment income	54,357,989

EXPENSES:
Investment advisory fees	5,777,505
Total expenses	5,777,505
Less fees waived by the investment advisor	(25,869)
Net expenses	5,751,636
NET INVESTMENT INCOME (LOSS)	48,606,353

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments	896,577
Net change in unrealized appreciation (depreciation) on investments	28,632,220
NET REALIZED AND UNREALIZED GAIN (LOSS)	29,528,797
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$78,135,150
See Notes to Financial Statements

First Trust Limited Duration Investment Grade Corporate ETF (FSIG)
Statements of Changes in Net Assets

	Year Ended 10/31/2024	Year Ended 10/31/2023
OPERATIONS:
Net investment income (loss)	$48,606,353	$23,706,591
Net realized gain (loss)	896,577	(1,348,638)
Net change in unrealized appreciation (depreciation)	28,632,220	(17,946,468)
Net increase (decrease) in net assets resulting from operations	78,135,150	4,411,485

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(48,608,992)	(23,837,001)
Return of capital	(444,385)	—
Total distributions to shareholders	(49,053,377)	(23,837,001)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	441,389,170	794,172,031
Cost of shares redeemed	(15,996,674)	(9,276,174)
Net increase (decrease) in net assets resulting from shareholder transactions	425,392,496	784,895,857
Total increase (decrease) in net assets	454,474,269	765,470,341

NET ASSETS:
Beginning of period	782,011,971	16,541,630
End of period	$1,236,486,240	$782,011,971

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	42,850,002	900,002
Shares sold	23,350,000	42,450,000
Shares redeemed	(850,000)	(500,000)
Shares outstanding, end of period	65,350,002	42,850,002
See Notes to Financial Statements

First Trust Limited Duration Investment Grade Corporate ETF (FSIG)
Financial Highlights
For a share outstanding throughout each period

	Year Ended October 31,		Period Ended 10/31/2022 (a)
	2024	2023
Net asset value, beginning of period	$18.25	$18.38	$20.00
Income from investment operations:
Net investment income (loss)	0.87 (b)	0.85 (b)	0.39
Net realized and unrealized gain (loss)	0.67	(0.17)	(1.64)
Total from investment operations	1.54	0.68	(1.25)
Distributions paid to shareholders from:
Net investment income	(0.86)	(0.81)	(0.37)
Return of capital	(0.01)	—	—
Total distributions	(0.87)	(0.81)	(0.37)
Net asset value, end of period	$18.92	$18.25	$18.38
Total return (c)	8.58%	3.68%	(6.28)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$1,236,486	$782,012	$16,542
Ratio of total expenses to average net assets	0.55%	0.55%	0.55% (d)
Ratio of net expenses to average net assets	0.55%	0.45%	0.45% (d)
Ratio of net investment income (loss) to average net assets	4.63%	4.62%	2.33% (d)
Portfolio turnover rate (e)	22%	38%	113%

(a)	Inception date is November 17, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived by the investment advisor.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Limited Duration Investment Grade Corporate ETF (FSIG)
October 31, 2024

1. Organization
First Trust Exchange-Traded Fund IV (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on September 15, 2010, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
This report covers the First Trust Limited Duration Investment Grade Corporate ETF (the “Fund”), a diversified series of the Trust, which trades under the ticker “FSIG” on NYSE Arca, Inc. The Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
The primary investment objective of the Fund is to deliver current income. Under normal market conditions, the Fund seeks to achieve its objective by investing at least 80% of its net assets (plus any borrowings for investment purposes) in investment grade corporate debt securities. Corporate debt securities are debt obligations issued by businesses to finance their operations. Notes, bonds, loans, debentures and commercial paper are the most common types of corporate debt securities, with the primary differences being their maturities and secured or unsecured status. At least 80% of the Fund’s net assets will be invested in corporate debt securities that are, at the time of purchase, investment grade (i.e. rated Baa3/BBB- or above) by at least one nationally recognized statistical rating organization (“NRSRO”) rating such securities, or if unrated, debt securities determined by the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), to be of comparable quality. In the case of a split rating between one or more of the NRSROs, the Fund will consider the highest rating. For an unrated security to be considered investment grade, the Advisor will consider, at the time of purchase, whether such security is of comparable quality based on fundamental credit analysis of the unrated security and comparable securities that are rated by an NRSRO.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Advisor’s Pricing Committee in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Corporate bonds, corporate notes and other debt securities are fair valued on the basis of valuations provided by a third-party pricing service approved by the Advisor’s Pricing Committee, which may use the following valuation inputs when available:
 1)
benchmark yields;
 2)
reported trades;
 3)
broker/dealer quotes;
 4)
issuer spreads;
 5)
benchmark securities;

Notes to Financial Statements (Continued)
First Trust Limited Duration Investment Grade Corporate ETF (FSIG)
October 31, 2024
 6)
bids and offers; and
 7)
reference data including market research publications.
Senior Floating-Rate Loan Interests (“Senior Loans”)(1) are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are valued using information provided by a third-party pricing service. The third-party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior Loans.
Commercial paper and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
 1)
the credit conditions in the relevant market and changes thereto;
 2)
the liquidity conditions in the relevant market and changes thereto;
 3)
the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
 4)
issuer-specific conditions (such as significant credit deterioration); and
 5)
any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
 1)
the most recent price provided by a pricing service;
 2)
available market prices for the fixed-income security;
 3)
the fundamental business data relating to the borrower/issuer;
 4)
an evaluation of the forces which influence the market in which these securities are purchased and sold;
 5)
the type, size and cost of a security;
 6)
the financial statements of the borrower/issuer or the financial condition of the country of issue;
 7)
the credit quality and cash flow of the borrower/issuer, or country of issue, based on the Pricing Committee’s, sub-advisor’s or portfolio manager’s analysis, as applicable, or external analysis;
 8)
the information as to any transactions in or offers for the security;
 9)
the price and extent of public trading in similar securities of the borrower/issuer, or comparable companies;
10)
the coupon payments;
11)
the quality, value and salability of collateral, if any, securing the security;
12)
the business prospects of the borrower/issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the borrower’s/issuer’s management (for corporate debt only);

(1)
The terms “security” and “securities” used throughout the Notes to Financial Statements include Senior Loans.

Notes to Financial Statements (Continued)
First Trust Limited Duration Investment Grade Corporate ETF (FSIG)
October 31, 2024
13)
the prospects for the borrower’s/issuer’s industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry (for corporate debt only);
14)
the borrower’s/issuer’s competitive position within the industry;
15)
the borrower’s/issuer’s ability to access additional liquidity through public and/or private markets; and
16)
other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•  Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•  Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o  Quoted prices for similar investments in active markets.
o  Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o  Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o  Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•  Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of October 31, 2024, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. Due to the nature of the Senior Loan market, the actual settlement date may not be certain at the time of the purchase or sale for some of the Senior Loans. Interest income on such Senior Loans is not accrued until settlement date. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At October 31, 2024, the Fund held $2,494,044 of when-issued or delayed-delivery securities. At October 31, 2024, the Fund had no forward purchase commitments.
C. Unfunded Loan Commitments
The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower’s discretion. Unfunded loan commitments are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statement of Assets and Liabilities and Statement of Operations. In connection with these commitments, the Fund earns a commitment fee typically set as a percentage of the commitment amount. The commitment fees are included in “Interest” on the Statement of Operations. As of October 31, 2024, the Fund had no unfunded loan commitments.
D. Dividends and Distributions to Shareholders
Dividends from net investment income of the Fund, if any, are declared and paid monthly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

Notes to Financial Statements (Continued)
First Trust Limited Duration Investment Grade Corporate ETF (FSIG)
October 31, 2024
Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom the shares were purchased makes such option available. Such shares will generally be reinvested by the broker based upon the market price of those shares and investors may be subject to customary brokerage commissions charged by the broker.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid during the fiscal years ended October 31, 2024 and 2023 was as follows:

Distributions paid from:	2024	2023
Ordinary income	$48,608,992	$23,837,001
Capital gains	—	—
Return of capital	444,385	—
As of October 31, 2024, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed ordinary income	$—
Accumulated capital and other gain (loss)	(781,365)
Net unrealized appreciation (depreciation)	10,009,011
E. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2022, 2023, and 2024 remain open to federal and state audit. As of October 31, 2024, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2024, for federal income tax purposes, the Fund had $781,365 of non-expiring capital loss carryforwards available, to the extent provided by regulations, to offset future capital gains. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to the Fund’s shareholders.
During the fiscal year ended October 31, 2024, the Fund utilized $852,143 of non-expiring capital loss carryforwards.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2024, the Fund had no net late year ordinary or capital losses.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the

Notes to Financial Statements (Continued)
First Trust Limited Duration Investment Grade Corporate ETF (FSIG)
October 31, 2024
Fund. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31, 2024, the adjustments for the Fund were as follows:

Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-In Capital
$(135)	$135	$—
As of October 31, 2024, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:

Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$1,215,349,350	$12,492,010	$(2,482,999)	$10,009,011
F. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund’s portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust manages the investment of the Fund’s assets and is responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit, and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The annual unitary management fee payable by the Fund to First Trust for these services will be reduced at certain levels of the Fund’s net assets (“breakpoints”) and calculated pursuant to the following schedule, provided that the Fund was not eligible for any breakpoints until the termination of the fee waiver described below:

Breakpoints
Fund net assets up to and including $2.5 billion	0.55000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.53625%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.52250%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.50875%
Fund net assets greater than $10 billion	0.49500%
Pursuant to a contractual agreement, First Trust agreed to waive management fees of 0.10% of average daily net assets until November 12, 2023. As of November 12, 2023, the waiver agreement terminated. First Trust does not have the right to recover the fees waived. During the fiscal year ended October 31, 2024, the Advisor waived fees of $25,869.
The Trust has multiple service agreements with The Bank of New York Mellon (“BNY”). Under the service agreements, BNY performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BNY is responsible for custody of the Fund’s assets. As fund accountant and administrator, BNY is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BNY is responsible for maintaining shareholder records for the Fund. BNY is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Notes to Financial Statements (Continued)
First Trust Limited Duration Investment Grade Corporate ETF (FSIG)
October 31, 2024
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee, the Vice Chair of the Audit Committee, the Lead Independent Trustee and the Vice Lead Independent Trustee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Committee Chairs, the Audit Committee Vice Chair, the Lead Independent Trustee and the Vice Lead Independent Trustee rotate periodically in serving in such capacities. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal year ended October 31, 2024, the cost of purchases and proceeds from sales of investments, excluding short-term investments and in-kind transactions, were $596,573,709 and $220,092,415, respectively.
For the fiscal year ended October 31, 2024, the Fund had no in-kind transactions.
5. Creations, Redemptions and Transaction Fees
The Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with the Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in Creation Units. Prior to the start of trading on every business day, the Fund publishes through the National Securities Clearing Corporation the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of the Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of the Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in the Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of the Fund’s shares at or close to the NAV per share of the Fund.
The Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
The Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by the Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
6. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale

Notes to Financial Statements (Continued)
First Trust Limited Duration Investment Grade Corporate ETF (FSIG)
October 31, 2024
of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before March 31, 2026.
7. Indemnification
The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
8. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there was the following subsequent event:
Subsequent to the fiscal year ended October 31, 2024, the Fund’s diversification status under the Investment Company Act of 1940 changed from non-diversified to diversified. The Fund’s principal investment strategies and principal risks were revised accordingly.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund IV:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of First Trust Limited Duration Investment Grade Corporate ETF (the “Fund”), one of the funds constituting the First Trust Exchange-Traded Fund IV, as of October 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended and for the period from November 17, 2021 (commencement of investment operations) through October 31, 2022, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the each of the two years in the period then ended and for the period from November 17, 2021 (commencement of investment operations) through October 31, 2022, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche, LLP
Chicago, Illinois
December 20, 2024
We have served as the auditor of one or more First Trust investment companies since 2001.

Other Information
First Trust Limited Duration Investment Grade Corporate ETF (FSIG)
October 31, 2024 (Unaudited)

Changes in and Disagreements with Accountants (Item 8 of Form N-CSR)
There were no changes in or disagreements with the Fund’s accountants during the fiscal year ended October 31, 2024.
Proxy Disclosures (Item 9 of Form N-CSR)
There were no matters submitted for vote by shareholders of the Fund during the fiscal year ended October 31, 2024.
Remuneration Paid to Directors, Officers, and Others (Item 10 of Form N-CSR)
Independent Trustees and any member of any advisory board of the Fund are compensated through the unitary management fee paid by the Fund to the advisor and not directly by the Fund. The investment advisory fee paid is included in the Statement of Operations.
Statement Regarding the Basis for the Board’s Approval of Investment Advisory Contract (Item 11 of Form N-CSR)
The Board of Trustees of First Trust Exchange-Traded Fund IV (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Agreement”) with First Trust Advisors L.P. (the “Advisor”) on behalf of the First Trust Limited Duration Investment Grade Corporate ETF (the “Fund”). The Board approved the continuation of the Agreement for a one-year period ending June 30, 2025 at a meeting held on June 2-3, 2024. The Board determined that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 16, 2024, April 25, 2024 and June 2-3, 2024, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate schedule payable by the Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; any indirect benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”); and information on the Advisor’s compliance program. The Board reviewed initial materials with the Advisor at the meeting held on April 25, 2024, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the April 25, 2024 meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 2-3, 2024 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from the Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor manages the Fund and knowing the Fund’s unitary fee.
In reviewing the Agreement, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, as well as the background and experience of the persons responsible for such services. The Board noted that the Fund is an actively-managed ETF and noted that the Advisor’s Investment Grade Fixed Income Team and Leveraged Finance Investment Team are responsible for the day-to-day management of the Fund’s investments. The Board considered the background and experience of the members of the Investment Grade Fixed Income Team and the Leveraged Finance Investment Team and noted the Board’s prior meetings with members of the Teams. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust

Other Information (Continued)
First Trust Limited Duration Investment Grade Corporate ETF (FSIG)
October 31, 2024 (Unaudited)
program for monitoring the Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 25, 2024 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed the Fund consistent with its investment objective, policies and restrictions.
The Board considered the unitary fee rate schedule payable by the Fund under the Agreement for the services provided. The Board considered that as part of the unitary fee the Advisor is responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Agreement and interest, taxes, acquired fund fees and expenses, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the total (net) expense ratio for the Fund was above the median total (net) expense ratio of the peer funds in the Expense Group. With respect to the Expense Group, the Board discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, and different business models that may affect the pricing of services among ETF sponsors. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Fund and other non-ETF clients that limited their comparability. In considering the unitary fee rate schedule overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund’s performance. The Board received and reviewed information comparing the Fund’s performance for the one-year period ended December 31, 2023 to the performance of the funds in the Performance Universe and to that of a benchmark index. Based on the information provided, the Board noted that the Fund outperformed the Performance Universe median and underperformed the benchmark index for the one-year period ended December 31, 2023.
On the basis of all the information provided on the unitary fee and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to the Fund under the Agreement.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund at current asset levels and whether the Fund may benefit from any economies of scale. The Board noted that the unitary fee rate schedule for the Fund includes breakpoints pursuant to which the unitary fee rate will be reduced as assets of the Fund meet certain thresholds. The Board considered the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Fund will increase during the next twelve months as the Advisor continues to build infrastructure and add new staff. The Board also noted that under the unitary fee structure, any reduction in expenses associated with the management and operations of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for shareholders of the Fund. The Board concluded that the unitary fee rate schedule for the Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the management of the Fund at current asset levels. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2023 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable. In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP, and

Other Information (Continued)
First Trust Limited Duration Investment Grade Corporate ETF (FSIG)
October 31, 2024 (Unaudited)
noted that the Advisor does not utilize soft dollars in connection with the Fund. The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.
Federal Tax Information
Distributions paid to foreign shareholders during the Fund’s fiscal year ended October 31, 2024 that were properly designated by the Fund as “interest-related dividends” or “short-term capital gain dividends,” may not be subject to federal income tax provided that the income was earned directly by such foreign shareholders.
Of the ordinary income (including short-term capital gain) distributions made by the Fund during the fiscal year ended October 31, 2024, none qualify for the corporate dividends received deduction available to corporate shareholders or as qualified dividend income.

First Trust Exchange-Traded Fund IV

First Trust Senior Loan Fund (FTSL)
Annual Financial Statements and Other Information For the Year Ended October 31, 2024

First Trust Senior Loan Fund (FTSL)
Annual Financial Statements and Other Information
October 31, 2024
Performance and Risk Disclosure
There is no assurance that First Trust Senior Loan Fund (the “Fund”) will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
First Trust Advisors L.P., the Fund’s advisor, may also periodically provide additional information on Fund performance on the Fund’s webpage at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data that provides insight into the Fund’s performance and investment approach.
The material risks of investing in the Fund are spelled out in its prospectus, statement of additional information, and other Fund regulatory filings.

First Trust Senior Loan Fund (FTSL)
Portfolio of Investments
October 31, 2024

Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS — 84.7%
	Aerospace & Defense — 0.6%
$2,897,778	Standard Aero Ltd. (Dynasty Acq. Co.), Term Loan B1, 1 Mo. CME Term SOFR + 2.25%, 0.00% Floor	6.94%	10/31/31	$2,903,211
1,102,222	Standard Aero Ltd. (Dynasty Acq. Co.), Term Loan B2, 1 Mo. CME Term SOFR + 2.25%, 0.00% Floor	6.94%	10/28/31	1,104,289
2,487,629	TransDigm, Inc., Term Loan J, 3 Mo. CME Term SOFR + 2.50%, 0.00% Floor	7.10%	02/28/31	2,492,778
6,574,986	TransDigm, Inc., Term Loan K, 3 Mo. CME Term SOFR + 2.75%, 0.00% Floor	7.35%	03/22/30	6,595,664
877,286	TransDigm, Inc., Term Loan L, 3 Mo. CME Term SOFR + 2.50%, 0.00% Floor	7.32%	01/19/32	878,654
				13,974,596
	Alternative Carriers — 1.0%
20,359,989	Level 3 Financing, Inc., Term Loan B1, 1 Mo. CME Term SOFR + 6.56%, 2.00% Floor	11.28%	04/16/29	20,818,089
	Application Software — 13.5%
2,638,074	Applied Systems, Inc., Term Loan B, 3 Mo. CME Term SOFR + 3.00%, 0.00% Floor	7.60%	02/24/31	2,647,149
26,509,168	CCC Intelligent Solutions, Inc., Term Loan B, 1 Mo. CME Term SOFR + CSA + 2.25%, 0.50% Floor	7.05%	09/21/28	26,553,305
5,687,878	CDK Global, Inc. (Central Parent, Inc.), Term Loan B, 3 Mo. CME Term SOFR + 3.25%, 0.00% Floor	7.85%	07/06/29	5,653,296
4,542,857	ConnectWise LLC, Term Loan B, 3 Mo. CME Term SOFR + CSA + 3.50%, 0.50% Floor	8.37%	09/30/28	4,547,718
26,322,873	Darktrace PLC (Leia Finco US LLC), Term Loan B, 3 Mo. CME Term SOFR + 3.25%, 0.00% Floor	7.89%	10/09/31	26,114,527
2,627,089	Envestnet, Inc. (BCPE Pequod Buyer, Inc.), Term Loan B, 1 Mo. CME Term SOFR + 3.50%, 0.00% Floor	8.16%	11/30/31	2,629,059
15,620,627	Epicor Software Corp., Term Loan E, 1 Mo. CME Term SOFR + 3.25%, 0.75% Floor	7.94%-7.96%	05/30/31	15,684,906
28,869,921	Genesys Cloud Services Holding II LLC, Combined Term Loan B, 1 Mo. CME Term SOFR + 3.00%, 0.75% Floor	7.69%	12/01/27	28,971,399
2,672,308	Inmar, Inc., Term Loan B, 1 Mo. CME Term SOFR + 5.00%, 0.50% Floor	9.69%-9.70%	10/31/31	2,682,343
2,198,113	Inmar, Inc., Term Loan B, 3 Mo. CME Term SOFR + 5.00%, 0.50% Floor	9.60%	10/31/31	2,206,367
8,699,644	Instructure Holdings, Inc., Term Loan B, 3 Mo. CME Term SOFR + CSA + 2.75%, 0.50% Floor	8.07%	10/30/28	8,705,125
11,641,254	Internet Brands, Inc. (WebMD/MH Sub I LLC), 2023 New Term Loan B, 1 Mo. CME Term SOFR + 4.25%, 0.50% Floor	8.94%	05/03/28	11,581,942
11,578,646	Internet Brands, Inc. (WebMD/MH Sub I LLC), Term Loan (Second Lien), 1 Mo. CME Term SOFR + 6.25%, 0.00% Floor	10.94%	02/23/29	11,379,667
4,768,527	Ivanti Software, Inc., Term Loan B, 3 Mo. CME Term SOFR + CSA + 4.25%, 0.75% Floor	9.12%	12/01/27	4,081,573
14,445,619	LogMeIn, Inc. (GoTo Group, Inc.), First Out Term Loan (First Lien), 1 Mo. CME Term SOFR + CSA + 4.75%, 0.00% Floor	9.67%	04/30/28	12,271,987
12,874,656	LogMeIn, Inc. (GoTo Group, Inc.), Second Out Term Loan (First Lien), 1 Mo. CME Term SOFR + CSA + 4.75%, 0.00% Floor	9.67%	04/30/28	4,527,566
15,954,054	McAfee Corp. (Condor Merger Sub, Inc.), Term Loan B, 1 Mo. CME Term SOFR + 3.25%, 0.50% Floor	8.10%	03/01/29	15,955,170
6,994,125	NCR Digital Banking (Dragon Buyer, Inc.), Term Loan B, 3 Mo. CME Term SOFR + 3.25%, 0.00% Floor	7.85%	09/30/31	6,960,274
See Notes to Financial Statements

First Trust Senior Loan Fund (FTSL)
Portfolio of Investments (Continued)
October 31, 2024
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (Continued)
	Application Software (Continued)
$12,802,908	Open Text Corp. (GXS), 2024 Term Loan B, 1 Mo. CME Term SOFR + 2.25%, 0.50% Floor	6.94%	01/31/30	$12,860,777
6,844,373	Qlik Technologies (Project Alpha Intermediate Holding, Inc.), 2024 Refi Term Loan B, 3 Mo. CME Term SOFR + 3.75%, 0.50% Floor	8.34%	10/28/30	6,877,431
861,387	RealPage, Inc., Term Loan B, 1 Mo. CME Term SOFR + CSA + 3.00%, 0.50% Floor	7.80%	04/24/28	850,189
25,558,792	SolarWinds Holdings, Inc., Term Loan B, 1 Mo. CME Term SOFR + 2.75%, 0.00% Floor	7.44%	02/05/30	25,630,740
11,657,368	Solera Holdings, Inc. (Polaris Newco), Term Loan B, 3 Mo. CME Term SOFR + CSA + 4.00%, 0.50% Floor	8.85%	06/04/28	11,592,145
366,052	Tenable, Inc., Term Loan B, 1 Mo. CME Term SOFR + CSA + 2.75%, 0.50% Floor	7.55%	07/07/28	367,044
17,569,104	Ultimate Software Group (UKG, Inc.), Term Loan B, 3 Mo. CME Term SOFR + 3.00%, 0.00% Floor	7.62%	02/10/31	17,608,898
22,730,683	Veeam Software Holdings Ltd. (VS Buyer LLC), 2024 Initial Term Loan, 1 Mo. CME Term SOFR + 3.25%, 0.00% Floor	8.04%	04/01/31	22,787,509
				291,728,106
	Asset Management & Custody Banks — 2.4%
3,366,457	Alter Domus (Chrysaor Bidco S.A.R.L.), Term Loan B, 3 Mo. CME Term SOFR + 3.50%, 0.50% Floor	8.12%	10/31/31	3,381,606
12,375,241	Ascensus Holdings, Inc. (Mercury), Term Loan (First Lien), 1 Mo. CME Term SOFR + CSA + 3.50%, 0.50% Floor	8.30%	08/02/28	12,413,913
1,755,315	Assetmark Financial Holdings (GTCR Everest Borrower LLC), Initial Term Loan B, 3 Mo. CME Term SOFR + 3.00%, 0.00% Floor	7.60%	09/05/31	1,751,708
17,173,985	Edelman Financial Engines Center LLC, Term Loan (Second Lien), 1 Mo. CME Term SOFR + 5.25%, 0.00% Floor	9.94%	10/06/28	17,227,653
17,789,035	Edelman Financial Engines Center LLC, Term Loan B, 1 Mo. CME Term SOFR + 3.25%, 0.00% Floor	7.94%	04/07/28	17,809,849
				52,584,729
	Automotive Parts & Equipment — 0.1%
1,995,000	Clarios Global, L.P. (Power Solutions), Term Loan B, 1 Mo. CME Term SOFR + 2.50%, 0.00% Floor	7.19%	05/06/30	2,001,414
	Automotive Retail — 1.6%
4,369,330	Highline Aftermarket Acquisition LLC, Term Loan B, 1 Mo. CME Term SOFR + 4.00%, 0.75% Floor	8.69%	11/09/27	4,391,176
11,223,093	Les Schwab Tire Centers (LS Group OpCo Acq. LLC), Term B Loan, 1 Mo. CME Term SOFR + 3.00%, 0.00% Floor	7.69%	04/23/31	11,248,626
17,954,458	Mavis Tire Express Services Topco Corp., Term Loan B, 1 Mo. CME Term SOFR + 3.50%, 0.75% Floor	8.19%	05/04/28	18,021,788
				33,661,590
	Broadline Retail — 0.6%
13,383,542	Peer Holding III B.V. (Action Holding), USD Term Loan B5, 3 Mo. CME Term SOFR + 3.00%, 0.00% Floor	7.60%	07/01/31	13,421,217
	Building Products — 0.0%
863,406	Miter Brands Acq. Holdco, Inc. (MIWD), Term Loan B, 1 Mo. CME Term SOFR + 3.00%, 0.00% Floor	7.69%	03/28/31	867,131
See Notes to Financial Statements

First Trust Senior Loan Fund (FTSL)
Portfolio of Investments (Continued)
October 31, 2024
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (Continued)
	Cable & Satellite — 1.4%
$17,204,695	Charter Communications Operating LLC, Term Loan B2, 3 Mo. CME Term SOFR + 1.75%, 0.00% Floor	6.34%	02/01/27	$17,203,318
12,249,740	Charter Communications Operating LLC, Term Loan B4, 3 Mo. CME Term SOFR + 2.00%, 0.00% Floor	6.59%	12/07/30	12,179,059
				29,382,377
	Casinos & Gaming — 1.4%
4,300,890	Caesars Entertainment, Inc. (f/k/a Eldorado Resorts), 2024 Term Loan B-1, 1 Mo. CME Term SOFR + 2.75%, 0.50% Floor	7.44%	02/06/31	4,309,965
16,872,500	Flutter Entertainment PLC (Flutter Treasury DAC), Term Loan B, 3 Mo. CME Term SOFR + 2.00%, 0.50% Floor	6.60%	11/30/30	16,889,373
6,439,580	Golden Nugget, Inc. (Fertitta Entertainment LLC), Term Loan B, 1 Mo. CME Term SOFR + CSA + 3.50%, 0.50% Floor	8.19%	01/27/29	6,449,658
491,269	Light & Wonder International, Inc. (FKA Scientific Games International, Inc.), 2024 Refi Term Loan B, 1 Mo. CME Term SOFR + 2.25%, 0.50% Floor	7.03%	04/16/29	491,804
1,674,184	Scientific Games Holdings, L.P. (Scientific Games Lottery), 2024 Refi Term Loan B, 3 Mo. CME Term SOFR + 3.00%, 0.50% Floor	7.59%	04/04/29	1,669,287
				29,810,087
	Commercial Printing — 0.9%
20,838,167	Multi-Color Corp. (LABL, Inc.), Initial Dollar Term Loan, 1 Mo. CME Term SOFR + CSA + 5.00%, 0.50% Floor	9.79%	10/29/28	20,426,717
	Commodity Chemicals — 0.1%
2,613,904	Charter Next Generation, Inc., Term Loan B, 1 Mo. CME Term SOFR + 3.00%, 0.75% Floor	7.63%	12/01/30	2,617,316
	Construction & Engineering — 0.3%
4,176,147	APi Group DE, Inc., Term Loan B, 1 Mo. CME Term SOFR + 2.00%, 0.00% Floor	6.69%	01/03/29	4,178,904
2,000,000	Construction Partners, Inc., Term Loan B, 1 Mo. CME Term SOFR + 2.50%, 0.00% Floor	7.17%	11/01/30	2,005,000
				6,183,904
	Construction Materials — 0.1%
364,361	Quikrete Holdings, Inc., Term Loan B2 2029, 1 Mo. CME Term SOFR + 2.25%, 0.00% Floor	6.94%	03/18/29	364,798
995,000	Summit Materials LLC, 2024 Refi Term Loan, 3 Mo. CME Term SOFR + 1.75%, 0.00% Floor	6.55%	01/12/29	997,960
				1,362,758
	Consumer Finance — 0.8%
18,384,999	Creative Planning Group (CPI Holdco), Initial Term Loan, 1 Mo. CME Term SOFR + 2.00%, 0.00% Floor	6.69%	05/19/31	18,212,640
	Consumer Staples Merchandise Retail — 0.1%
1,000,000	BJ’s Wholesale Club, Inc., Term Loan B, 1 Mo. CME Term SOFR + CSA + 1.75%, 0.00% Floor	6.76%	02/03/29	1,005,520
	Data Processing & Outsourced Services — 0.6%
12,512,423	Consilio (Skopima Consilio Parent LLC), Initial Term Loan, 1 Mo. CME Term SOFR + CSA + 4.00%, 0.50% Floor	8.80%	05/17/28	12,527,313
See Notes to Financial Statements

First Trust Senior Loan Fund (FTSL)
Portfolio of Investments (Continued)
October 31, 2024
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (Continued)
	Diversified Support Services — 0.4%
$8,756,143	First Advantage Corp., Term Loan B, 1 Mo. CME Term SOFR + 3.25%, 0.00% Floor	7.94%	10/31/31	$8,778,033
831,250	Vestis Corp., Term Loan B-1, 3 Mo. CME Term SOFR + 2.25%, 0.00% Floor	7.37%	02/22/31	829,691
				9,607,724
	Electric Utilities — 0.2%
3,970,000	Vistra Operations Company LLC (TEX/TXU), Term Loan B, 1 Mo. CME Term SOFR + 2.00%, 0.00% Floor	6.69%	12/20/30	3,978,297
	Electronic Equipment & Instruments — 0.6%
712,927	Chamberlain Group, Inc. (Chariot), Term Loan B, 1 Mo. CME Term SOFR + 3.25%, 0.50% Floor	8.04%	11/03/28	712,663
12,647,933	Verifone Systems, Inc., Term Loan B, 3 Mo. CME Term SOFR + CSA + 4.00%, 0.00% Floor	9.33%	08/20/25	11,778,388
				12,491,051
	Environmental & Facilities Services — 0.6%
6,146,451	Allied Universal Holdco LLC, Initial Term Loan, 1 Mo. CME Term SOFR + CSA + 3.75%, 0.50% Floor	8.54%	05/14/28	6,141,227
6,693,831	GFL Environmental, Inc. (Wrangler Holdco Corp.), 2024 Refi Term Loan, 3 Mo. CME Term SOFR + 2.00%, 0.50% Floor	6.61%	06/30/31	6,691,756
				12,832,983
	Health Care Facilities — 2.6%
13,993,905	Ardent Health Services, Inc. (AHP Health Partners, Inc.), 2024 Refi Term Loan, 1 Mo. CME Term SOFR + 2.75%, 0.50% Floor	7.44%	08/24/28	14,028,890
4,388,244	Concentra Health Services, Inc., Term Loan B, 1 Mo. CME Term SOFR + 2.25%, 0.00% Floor	6.94%	07/31/31	4,404,700
3,863,893	Hanger, Inc., Term Loan B, 1 Mo. CME Term SOFR + 3.50%, 0.00% Floor	8.19%	10/23/31	3,871,949
12,860,876	IVC Evidensia (VetStrategy Canada/IVC Acquisition Midco Ltd.), Facility B10, 3 Mo. CME Term SOFR + 4.75%, 0.50% Floor	9.39%	12/06/28	12,927,817
3,237,845	Select Medical Corp., Tranche B-1, 1 Mo. CME Term SOFR + 3.00%, 0.00% Floor	7.69%	03/06/27	3,256,057
18,313,109	Southern Veterinary Partners LLC, Term Loan B, 3 Mo. CME Term SOFR + CSA + 3.25%, 0.00% Floor	8.00%	10/30/31	18,267,327
				56,756,740
	Health Care Services — 1.4%
1,480,584	Agiliti Health, Inc. (Universal Hospital Services), Term Loan B, 3 Mo. CME Term SOFR + 3.00%, 0.00% Floor	7.59%	05/01/30	1,462,077
2,849,355	Agiliti Health, Inc. (Universal Hospital Services), Term Loan B, 6 Mo. CME Term SOFR + 3.00%, 0.00% Floor	7.26%	05/01/30	2,813,738
7,124,165	Ensemble RCM LLC (Ensemble Health), 2024 Refi Loan, 3 Mo. CME Term SOFR + 3.00%, 0.00% Floor	7.59%	08/01/29	7,142,901
3,311,511	ExamWorks Group, Inc. (Electron Bidco), Term Loan B, 1 Mo. CME Term SOFR + CSA + 3.00%, 0.50% Floor	7.80%	11/01/28	3,321,826
4,877,263	R1 RCM, Inc. (Raven Acq. Holdings LLC), Term Loan B, 1 Mo. CME Term SOFR + 3.25%, 0.00% Floor	7.69%	12/31/31	4,851,071
2,606,326	Radnet Management, Inc., Initial Term Loan B, 3 Mo. CME Term SOFR + 2.50%, 0.00% Floor	7.13%	04/18/31	2,614,197
8,805,750	Surgery Centers Holdings, Inc., 2024 Refi Term Loan, 1 Mo. CME Term SOFR + 2.75%, 0.00% Floor	7.49%	12/19/30	8,836,130
				31,041,940
See Notes to Financial Statements

First Trust Senior Loan Fund (FTSL)
Portfolio of Investments (Continued)
October 31, 2024
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (Continued)
	Health Care Supplies — 1.7%
$36,383,353	Medline Borrower, L.P. (Mozart), 2024 Refi Term Loan B, 1 Mo. CME Term SOFR + 2.75%, 0.50% Floor	7.44%	10/21/28	$36,458,121
	Health Care Technology — 6.8%
36,699,803	athenahealth Group, Inc., Term Loan B, 1 Mo. CME Term SOFR + 3.25%, 0.50% Floor	7.94%	02/15/29	36,642,367
872,001	Clario (fka eResearch Technology, Inc.), Term Loan B, 1 Mo. CME Term SOFR + 4.00%, 1.00% Floor	8.69%	02/04/27	875,088
7,293,333	Cotiviti, Inc. (Verscend), Fixed Rate Term Loan, Fixed Rate at 7.63%	7.63%	05/01/31	7,335,890
21,523,120	Cotiviti, Inc. (Verscend), Floating Rate Loan, 1 Mo. CME Term SOFR + 3.25%, 0.00% Floor	8.09%	05/01/31	21,556,803
5,345,623	Mediware (Wellsky/Project Ruby Ultimate Parent Corp.), 2024 Incremental Term Loan, 1 Mo. CME Term SOFR + CSA + 3.50%, 0.00% Floor	8.30%	03/10/28	5,370,133
27,490,354	Mediware (Wellsky/Project Ruby Ultimate Parent Corp.), Term Loan B, 1 Mo. CME Term SOFR + CSA + 3.25%, 0.75% Floor	8.05%	03/10/28	27,578,735
1,745,910	PointClickCare Technologies, Inc., Term Loan B, 1 Mo. CME Term SOFR + 3.25%, 0.00% Floor	7.82%	10/31/31	1,751,366
25,224,845	Waystar Technologies, Inc., Term Loan B, 1 Mo. CME Term SOFR + 2.75%, 0.00% Floor	7.44%	10/22/29	25,353,618
4,925,751	WS Audiology (Auris Lux III S.A.R.L.), USD Term Loan B6, 6 Mo. CME Term SOFR + CSA + 3.75%, 0.00% Floor	8.18%	02/28/29	4,933,460
16,792,653	Zelis Payments Buyer, Inc., Term Loan B-2, 1 Mo. CME Term SOFR + 2.75%, 0.00% Floor	7.44%	09/28/29	16,644,794
				148,042,254
	Home Furnishings — 0.1%
2,084,781	Hunter Douglas, Inc. (Solis), Term Loan B, 3 Mo. CME Term SOFR + 3.50%, 0.50% Floor	8.57%	02/25/29	2,081,404
	Hotels, Resorts & Cruise Lines — 0.1%
1,739,053	Alterra Mountain Co., Term Loan B-4, 1 Mo. CME Term SOFR + 3.25%, 0.00% Floor	7.94%	08/17/28	1,744,488
	Household Products — 0.0%
464,797	Energizer Holdings, Inc., 2024 Refi Term Loan B, 1 Mo. CME Term SOFR + 2.00%, 0.00% Floor	6.76%	12/22/27	466,152
	Human Resource & Employment Services — 0.1%
1,541,399	Alight, Inc. (fka Tempo Acq.), Term Loan B, 1 Mo. CME Term SOFR + 2.25%, 0.50% Floor	6.94%	08/31/28	1,543,688
	Independent Power Producers & Energy Traders — 0.6%
5,970,000	Calpine Construction Finance Co., L.P., Term Loan B, 1 Mo. CME Term SOFR + 2.00%, 0.00% Floor	6.69%	07/31/30	5,943,404
2,135,897	Calpine Corp., 2024 Refi Term Loan B5, 1 Mo. CME Term SOFR + 2.00%, 0.00% Floor	6.69%	12/16/27	2,137,884
4,356,459	Cornerstone Generation LLC, Term Loan B, 1 Mo. CME Term SOFR + 3.25%, 0.00% Floor	7.91%	12/31/31	4,361,904
				12,443,192
	Industrial Machinery & Supplies & Components — 2.0%
17,521,419	Filtration Group Corp., 2021 Incremental Term Loan B, 1 Mo. CME Term SOFR + CSA + 3.50%, 0.50% Floor	8.30%	10/21/28	17,572,932
927,391	Gates Global LLC, Term Loan B-5, 1 Mo. CME Term SOFR + 2.25%, 0.50% Floor	6.94%	06/04/31	930,618
See Notes to Financial Statements

First Trust Senior Loan Fund (FTSL)
Portfolio of Investments (Continued)
October 31, 2024
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (Continued)
	Industrial Machinery & Supplies & Components (Continued)
$6,998,750	Madison IAQ LLC, Term Loan B, 6 Mo. CME Term SOFR + 2.75%, 0.50% Floor	7.89%	06/21/28	$7,004,489
1,755,491	nVent Thermal Management (Thermal Borrower), Term Loan B, 1 Mo. CME Term SOFR + 3.50%, 0.00% Floor	8.16%	09/30/31	1,759,336
14,186,409	Pro Mach, Inc., Term Loan B, 1 Mo. CME Term SOFR + 3.50%, 1.00% Floor	8.19%	08/31/28	14,259,327
4,389	Service Logic Acq, Inc. (MSHC), Term Loan B, 1 Mo. CME Term SOFR + 3.50%, 0.75% Floor	8.19%	10/29/27	4,412
1,746,714	Service Logic Acq, Inc. (MSHC), Term Loan B, 3 Mo. CME Term SOFR + 3.50%, 0.75% Floor	8.09%	10/29/27	1,755,997
508,331	TK Elevator Newco GMBH (Vertical U.S. Newco, Inc.), 2024 USD Refi Loan, 6 Mo. CME Term SOFR + 3.50%, 0.50% Floor	8.59%	04/30/30	510,255
				43,797,366
	Insurance Brokers — 12.5%
24,081,323	Alliant Holdings I LLC, Term Loan B, 1 Mo. CME Term SOFR + 3.00%, 0.00% Floor	7.76%	09/19/31	23,999,326
31,330,596	AmWINS Group, Inc., Term Loan B, 1 Mo. CME Term SOFR + CSA + 2.25%, 0.75% Floor	7.05%	02/19/28	31,348,925
255,557	Ardonagh Midco 3 Ltd., Facility B USD, 3 Mo. CME Term SOFR + 3.75%, 0.00% Floor	8.35%	02/15/31	256,755
4,127,457	Ardonagh Midco 3 Ltd., Facility B USD, 6 Mo. CME Term SOFR + 3.75%, 0.00% Floor	8.53%	02/15/31	4,146,815
29,647,904	AssuredPartners, Inc., 2024 Term Loan B5, 1 Mo. CME Term SOFR + 3.50%, 0.50% Floor	8.19%	02/14/31	29,724,099
19,600,353	Baldwin Insurance Group Holdings LLC, Term Loan B, 1 Mo. CME Term SOFR + 3.25%, 0.00% Floor	7.94%	05/27/31	19,612,701
22,813,892	BroadStreet Partners, Inc., Term Loan B-4, 1 Mo. CME Term SOFR + 3.25%, 0.00% Floor	7.94%	06/14/31	22,822,676
24,596,271	HUB International Ltd., Term Loan B, 3 Mo. CME Term SOFR + 2.75%, 0.75% Floor	7.37%	06/20/30	24,671,290
826,544	Hyperion Insurance Group Ltd. (aka - Howden Group), Term Loan B, 1 Mo. CME Term SOFR + 3.50%, 0.50% Floor	8.19%	04/18/30	830,334
9,924,237	IMA Financial Group, Inc., 2024 Refi Term Loan B, 1 Mo. CME Term SOFR + 3.25%, 0.50% Floor	7.94%	11/01/28	9,930,439
9,052,300	OneDigital Borrower LLC, Term Loan (Second Lien), 1 Mo. CME Term SOFR + 5.25%, 0.50% Floor	9.94%	07/02/32	8,973,092
14,068,108	OneDigital Borrower LLC, Term Loan B (First Lien), 1 Mo. CME Term SOFR + 3.25%, 0.50% Floor	7.94%	07/02/31	14,072,469
20,783,053	Ryan Specialty Group LLC, Term Loan B, 1 Mo. CME Term SOFR + 2.25%, 0.00% Floor	6.94%	09/13/31	20,801,238
6,853,474	Truist Insurance Holdings LLC (McGriff/Panther Escrow), Term Loan (Second Lien), 3 Mo. CME Term SOFR + 4.75%, 0.00% Floor	9.35%	05/06/32	6,958,846
17,295,053	Truist Insurance Holdings LLC (McGriff/Panther Escrow), Term Loan B, 3 Mo. CME Term SOFR + 3.25%, 0.00% Floor	7.85%	05/06/31	17,338,377
22,638,193	USI, Inc., 2029 Term Loan B, 3 Mo. CME Term SOFR + 2.75%, 0.00% Floor	7.35%	11/22/29	22,658,001
12,210,095	USI, Inc., 2030 Term Loan B, 3 Mo. CME Term SOFR + 2.75%, 0.00% Floor	7.35%	09/29/30	12,220,596
				270,365,979
See Notes to Financial Statements

First Trust Senior Loan Fund (FTSL)
Portfolio of Investments (Continued)
October 31, 2024
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (Continued)
	Integrated Telecommunication Services — 1.1%
$6,252,270	Numericable (Altice France S.A. or SFR), Term Loan B-11, 6 Mo. Synthetic USD LIBOR + 2.75%, 0.00% Floor	7.43%	07/31/25	$5,815,174
1,899,834	Numericable (Altice France S.A. or SFR), Term Loan B-12, 6 Mo. Synthetic USD LIBOR + 3.69%, 0.00% Floor	8.37%	01/31/26	1,633,858
12,455,845	Numericable (Altice France S.A. or SFR), Term Loan B-13, 6 Mo. Synthetic USD LIBOR + 4.00%, 0.00% Floor	8.68%	08/14/26	10,634,177
3,596,404	Radiate Holdco LLC (Astound), Amendment No. 6 Term Loan, 1 Mo. CME Term SOFR + CSA + 3.25%, 0.75% Floor	8.05%	09/25/26	3,170,230
3,114,826	Zayo Group Holdings, Inc., Incremental Term Loan B-2, 1 Mo. CME Term SOFR + 4.25%, 0.50% Floor	8.94%	03/09/27	2,970,765
				24,224,204
	Internet Services & Infrastructure — 2.2%
16,576,154	Go Daddy Operating Co. LLC, Term Loan B6, 1 Mo. CME Term SOFR + 2.00%, 0.00% Floor	6.69%	11/12/29	16,591,156
953,834	Go Daddy Operating Co. LLC, Term Loan B7, 1 Mo. CME Term SOFR + CSA + 1.75%, 0.00% Floor	6.44%	05/31/31	951,897
29,222,316	Sedgwick Claims Management Services, Inc., 2024 Term Loan B, 3 Mo. CME Term SOFR + 3.00%, 0.00% Floor	7.59%	07/31/31	29,264,980
				46,808,033
	Investment Banking & Brokerage — 0.0%
565,266	LPL Holdings, Inc., Term Loan B, 1 Mo. CME Term SOFR + CSA + 1.75%, 0.00% Floor	6.69%	11/12/26	565,444
	IT Consulting & Other Services — 2.3%
1,000,000	CACI International, Inc., Term Loan B, 1 Mo. CME Term SOFR + 1.75%, 0.00% Floor	6.45%	10/31/31	1,002,500
30,331,779	Gainwell Acquisition Corp. (fka Milano), Term Loan B, 3 Mo. CME Term SOFR + CSA + 4.00%, 0.75% Floor	8.70%	10/01/27	29,224,669
19,638,614	Informatica Corp., 2024 Refi Term Loan B, 1 Mo. CME Term SOFR + 2.25%, 0.00% Floor	6.94%	10/30/28	19,675,436
				49,902,605
	Leisure Facilities — 0.1%
1,743,332	Life Time Fitness, Inc., Term Loan B, 1 Mo. CME Term SOFR + CSA + 2.50%, 0.00% Floor	7.15%	11/05/31	1,743,698
	Life Sciences Tools & Services — 1.7%
2,755,960	ICON Clinical Investments LLC (PRA Health Sciences, Inc.), Lux Term Loan B, 3 Mo. CME Term SOFR + 2.00%, 0.50% Floor	6.60%	07/03/28	2,768,679
686,649	ICON Clinical Investments LLC (PRA Health Sciences, Inc.), US Term Loan B, 3 Mo. CME Term SOFR + 2.00%, 0.50% Floor	6.60%	07/03/28	689,818
10,320,302	IQVIA, Inc., Incremental Term Loan B-4, 3 Mo. CME Term SOFR + 2.00%, 0.00% Floor	6.60%	01/02/31	10,366,021
11,810,662	Parexel International Corp. (Phoenix Newco), 2024 Refi Term Loan, 1 Mo. CME Term SOFR + 3.00%, 0.50% Floor	7.69%	11/15/28	11,817,866
11,885,760	Syneos Health, Inc. (Star Parent), Term Loan B, 3 Mo. CME Term SOFR + 3.75%, 0.00% Floor	8.35%	09/30/30	11,658,504
				37,300,888
	Metal, Glass & Plastic Containers — 2.4%
3,935,064	Berlin Packaging LLC, Term Loan B-7, 1 Mo. CME Term SOFR + 3.75%, 0.00% Floor	8.59%	06/07/31	3,947,715
431,897	Berlin Packaging LLC, Term Loan B-7, 3 Mo. CME Term SOFR + 3.75%, 0.00% Floor	8.35%	06/07/31	433,286
See Notes to Financial Statements

First Trust Senior Loan Fund (FTSL)
Portfolio of Investments (Continued)
October 31, 2024
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (Continued)
	Metal, Glass & Plastic Containers (Continued)
$9,747,192	Intertape Polymer Group, Inc. (Iris Holding, Inc.), Initial Term Loan, 3 Mo. CME Term SOFR + CSA + 4.75%, 0.50% Floor	9.44%	06/28/28	$9,331,425
4,364,819	Magnera Corp. (Treasure Escrow/Glatfelter), Term Loan B, SOFR + 4.25%, 0.00% Floor	8.91%	10/31/31	4,330,729
16,181,230	ProAmpac PG Borrower LLC, 2024 Refi Term Loan B, 3 Mo. CME Term SOFR + 4.00%, 0.75% Floor	8.66%-9.12%	09/15/28	16,257,120
6,029,429	Tekni-Plex (Trident TPI Holdings, Inc.), Term Loan B7, 6 Mo. CME Term SOFR + 3.75%, 0.50% Floor	8.19%	09/18/28	6,052,733
11,791,299	TricorBraun, Inc., Initial Term Loan, 1 Mo. CME Term SOFR + CSA + 3.25%, 0.50% Floor	8.05%	03/03/28	11,704,750
				52,057,758
	Other Specialty Retail — 0.2%
3,871,982	Petco Health and Wellness Co., Inc., Initial Term Loan B, 3 Mo. CME Term SOFR + CSA + 3.25%, 0.75% Floor	8.12%	03/04/28	3,690,018
	Packaged Foods & Meats — 1.8%
2,385,541	Froneri International Ltd., USD Term Loan B4, 1 Mo. CME Term SOFR + 2.00%, 0.00% Floor	6.69%	10/31/31	2,377,561
10,394,424	Nomad Foods Ltd., Term Loan B-5, 6 Mo. CME Term SOFR + 2.50%, 0.50% Floor	6.97%	11/08/29	10,415,005
9,502,593	Shearer’s Foods LLC (Fiesta Purchaser, Inc.), Initial Term Loan B, 1 Mo. CME Term SOFR + 4.00%, 0.00% Floor	8.69%	02/12/31	9,540,698
1,530,612	Simply Good Foods (Atkins Nutritionals, Inc.), Term Loan B, 1 Mo. CME Term SOFR + CSA + 2.50%, 0.50% Floor	7.32%	03/17/27	1,540,178
15,863,843	Utz Quality Foods LLC, 2024 Refi Term Loan B, 3 Mo. CME Term SOFR + 2.75%, 0.00% Floor	7.35%	01/20/28	15,908,500
				39,781,942
	Paper & Plastic Packaging Products & Materials — 1.6%
28,064,330	Graham Packaging Co., L.P., 2024 Refi Term Loan B, 1 Mo. CME Term SOFR + 2.50%, 0.00% Floor	7.19%	08/04/27	28,093,517
6,400,747	Pactiv LLC/Evergreen Packaging LLC (fka Reynolds Group Holdings), 2024 Refi Term Loan B-4, 1 Mo. CME Term SOFR + 2.50%, 0.00% Floor	7.19%	09/24/28	6,413,805
				34,507,322
	Research & Consulting Services — 5.0%
11,145,116	AlixPartners, LLP, Term Loan B, 1 Mo. CME Term SOFR + CSA + 2.50%, 0.50% Floor	7.30%	02/04/28	11,172,310
2,629,019	ASP Acuren Holdings, Inc. (AAL Delaware), Term Loan B, 1 Mo. CME Term SOFR + 3.50%, 0.00% Floor	8.19%	07/31/31	2,647,094
31,663,544	Clarivate Analytics PLC (Camelot), 2024 Term Loan B, 1 Mo. CME Term SOFR + 2.75%, 0.00% Floor	7.44%	01/31/31	31,726,871
27,584,518	Dun & Bradstreet Corp., 2024 Refi Term Loan, 1 Mo. CME Term SOFR + 2.75%, 0.00% Floor	7.47%	01/18/29	27,660,927
3,064,184	Eisner Advisory Group LLC, Term Loan B, 1 Mo. CME Term SOFR + 4.00%, 0.50% Floor	8.69%	02/28/31	3,081,987
11,669,148	Grant Thornton Advisors LLC, Term Loan B, 1 Mo. CME Term SOFR + 3.25%, 0.00% Floor	7.94%	05/31/31	11,686,944
7,783,767	J.D. Power (Project Boost Purchaser LLC), Term Loan B, 3 Mo. CME Term SOFR + 3.50%, 0.00% Floor	8.15%	07/16/31	7,802,565
See Notes to Financial Statements

First Trust Senior Loan Fund (FTSL)
Portfolio of Investments (Continued)
October 31, 2024
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (Continued)
	Research & Consulting Services (Continued)
$6,129,750	Ryan LLC, Incremental Term Loan B, 1 Mo. CME Term SOFR + 3.50%, 0.50% Floor	8.19%	11/14/30	$6,124,019
5,159,570	Veritext Corp. (VT TopCo, Inc.), Initial Term Loan B, 1 Mo. CME Term SOFR + CSA + 3.50%, 0.50% Floor	8.19%	08/12/30	5,183,742
				107,086,459
	Restaurants — 4.4%
34,390,775	1011778 B.C. Unlimited Liability Co. (Restaurant Brands) (aka Burger King/Tim Horton’s), 2024 Refi Term Loan, 1 Mo. CME Term SOFR + 1.75%, 0.00% Floor	6.44%	09/23/30	34,150,039
38,672,467	IRB Holding Corp. (Arby’s/Inspire Brands), 2024 Replacement Term Loan B, 1 Mo. CME Term SOFR + CSA + 2.75%, 0.75% Floor	7.54%	12/15/27	38,711,913
3,000,000	Raising Cane’s Restaurants LLC, Term Loan B, 1 Mo. CME Term SOFR + 2.00%, 0.00% Floor	6.78%	09/18/31	3,000,615
20,100,284	Whatabrands LLC, 2024 Refi Term Loan B, 1 Mo. CME Term SOFR + 2.75%, 0.50% Floor	7.44%	08/03/28	20,120,887
				95,983,454
	Security & Alarm Services — 1.0%
21,686,880	Garda World Security Corp., Term Loan B, 1 Mo. CME Term SOFR + 3.50%, 0.00% Floor	8.29%	02/01/29	21,686,880
	Specialized Consumer Services — 1.8%
4,361,632	Belron Finance US LLC, 2031 USD Term Loan B, 1 Mo. CME Term SOFR + 2.75%, 0.50% Floor	7.54%	10/16/31	4,383,440
8,181,925	Caliber Collision (Wand NewCo 3, Inc.), 2024 Refi Term Loan B, 1 Mo. CME Term SOFR + 3.25%, 0.00% Floor	7.94%	01/30/31	8,192,153
4,761,951	Caliber Collision (Wand NewCo 3, Inc.), 2024 Refi Term Loan B, 3 Mo. CME Term SOFR + 3.25%, 0.00% Floor	7.85%	01/30/31	4,767,904
20,821,821	Mister Car Wash Holdings, Inc., 2024 Refinancing Term Loans, 1 Mo. CME Term SOFR + 3.00%, 0.00% Floor	7.69%	03/27/31	20,872,417
				38,215,914
	Systems Software — 2.6%
3,505,633	BMC Software Finance, Inc. (Boxer Parent), 2031 Term Loan (First Lien), 3 Mo. CME Term SOFR + 3.75%, 0.00% Floor	8.34%	07/30/31	3,500,497
8,912,862	Gen Digital, Inc. (fka NortonLifeLock, Inc.), 2024 Refi Term Loan, 1 Mo. CME Term SOFR + 1.75%, 0.50% Floor	6.44%	09/12/29	8,886,659
17,724,099	Idera, Inc. (Flash Charm), 2024 Refi Term Loan, 3 Mo. CME Term SOFR + 3.50%, 0.75% Floor	8.75%	03/02/28	17,456,376
2,296,177	Idera, Inc. (Flash Charm), Term Loan (Second Lien), 3 Mo. CME Term SOFR + CSA + 6.75%, 0.75% Floor	12.15%	03/02/29	2,250,254
12,083,852	Proofpoint, Inc., 2024 Refi Term Loan, 1 Mo. CME Term SOFR + 3.00%, 0.50% Floor	7.69%	08/31/28	12,105,542
982,062	Sophos Group PLC (Surf), Term Loan B, 1 Mo. CME Term SOFR + CSA + 3.50%, 0.00% Floor	8.36%	03/05/27	981,994
7,788,554	SS&C Technologies Holdings, Inc., Term Loan B8, 1 Mo. CME Term SOFR + 2.00%, 0.00% Floor	6.69%	05/09/31	7,796,031
2,475,838	SUSE (Marcel Bidco LLC), Term Loan B, Daily SOFR + CSA + 3.50%, 0.50% Floor	8.32%-8.55%	11/13/30	2,486,670
				55,464,023
	Trading Companies & Distributors — 0.9%
949,559	American Builders & Contractors Supply Co., Inc., 2024 Refi Term Loan, 1 Mo. CME Term SOFR + 1.75%, 0.00% Floor	6.44%	01/31/31	951,339
See Notes to Financial Statements

First Trust Senior Loan Fund (FTSL)
Portfolio of Investments (Continued)
October 31, 2024
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (Continued)
	Trading Companies & Distributors (Continued)
$5,472,500	Core & Main, L.P. (fka - HD Supply Waterworks), Term Loan B, 1 Mo. CME Term SOFR + 2.00%, 0.00% Floor	6.72%	07/27/28	$5,471,351
241,892	United Rentals, Inc., Term Loan, 1 Mo. CME Term SOFR + 1.75%, 0.00% Floor	6.44%	02/15/31	244,160
13,694,393	Veritiv Corp. (Verde Purchaser LLC), 2024 Refi Term Loan B, 3 Mo. CME Term SOFR + 4.50%, 0.00% Floor	9.10%	12/02/30	13,600,244
				20,267,094
	Transaction & Payment Processing Services — 0.4%
7,488,448	Worldpay (GTCR W Merger Sub LLC/Boost Newco LLC), Term Loan B, 3 Mo. CME Term SOFR + 2.50%, 0.00% Floor	7.10%	01/31/31	7,518,888
	Total Senior Floating-Rate Loan Interests			1,831,041,507
	(Cost $1,837,271,562)

Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES — 9.7%
	Aerospace & Defense — 0.5%
6,898,000	TransDigm, Inc. (c)	6.38%	03/01/29	7,010,365
3,000,000	TransDigm, Inc. (c)	7.13%	12/01/31	3,108,069
				10,118,434
	Application Software — 0.1%
1,529,150	GoTo Group, Inc. (c)	5.50%	05/01/28	1,182,721
1,529,150	GoTo Group, Inc. (c)	5.50%	05/01/28	488,564
				1,671,285
	Broadcasting — 1.1%
31,443,000	iHeartCommunications, Inc. (c)	5.25%	08/15/27	21,183,800
2,000,000	Sirius XM Radio, Inc. (c)	3.13%	09/01/26	1,920,271
				23,104,071
	Building Products — 0.1%
2,500,000	Builders FirstSource, Inc. (c)	6.38%	03/01/34	2,523,270
	Cable & Satellite — 1.7%
15,477,000	CSC Holdings LLC (c)	7.50%	04/01/28	10,181,229
2,278,000	CSC Holdings LLC (c)	11.25%	05/15/28	2,223,542
28,542,000	CSC Holdings LLC (c)	6.50%	02/01/29	24,159,627
				36,564,398
	Casinos & Gaming — 0.6%
3,493,000	VICI Properties, L.P.	5.75%	04/01/34	3,550,987
10,000,000	VICI Properties, L.P. / VICI Note Co., Inc. (c)	5.75%	02/01/27	10,077,410
				13,628,397
	Food Distributors — 0.1%
3,000,000	US Foods, Inc. (c)	7.25%	01/15/32	3,120,795
	Health Care Facilities — 0.2%
3,798,000	Select Medical Corp. (c)	6.25%	08/15/26	3,808,836
	Health Care Supplies — 0.1%
1,332,000	Medline Borrower, L.P. / Medline Co-Issuer, Inc. (c)	6.25%	04/01/29	1,356,900
	Independent Power Producers & Energy Traders — 0.0%
418,000	Calpine Corp. (c)	5.25%	06/01/26	415,502
See Notes to Financial Statements

First Trust Senior Loan Fund (FTSL)
Portfolio of Investments (Continued)
October 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Insurance Brokers — 0.9%
$7,805,000	AmWINS Group, Inc. (c)	6.38%	02/15/29	$7,848,396
2,181,000	AmWINS Group, Inc. (c)	4.88%	06/30/29	2,054,861
2,147,000	Arthur J. Gallagher & Co.	5.45%	07/15/34	2,167,972
4,837,000	HUB International Ltd. (c)	7.25%	06/15/30	5,002,803
3,000,000	Panther Escrow Issuer LLC (c)	7.13%	06/01/31	3,074,191
				20,148,223
	Integrated Telecommunication Services — 0.1%
1,471,000	Radiate Holdco LLC / Radiate Finance, Inc. (c)	4.50%	09/15/26	1,279,773
	Internet Services & Infrastructure — 0.2%
763,000	Go Daddy Operating Co. LLC / GD Finance Co., Inc. (c)	5.25%	12/01/27	754,730
4,750,000	Go Daddy Operating Co. LLC / GD Finance Co., Inc. (c)	3.50%	03/01/29	4,387,059
				5,141,789
	Life Sciences Tools & Services — 0.1%
979,000	Star Parent, Inc. (c)	9.00%	10/01/30	1,019,386
	Managed Health Care — 0.1%
287,000	HealthEquity, Inc. (c)	4.50%	10/01/29	273,873
1,283,000	Molina Healthcare, Inc. (c)	4.38%	06/15/28	1,232,280
				1,506,153
	Metal, Glass & Plastic Containers — 0.3%
3,095,000	Berry Global, Inc. (c)	5.63%	07/15/27	3,092,436
4,167,000	Berry Global, Inc. (c)	5.65%	01/15/34	4,163,310
				7,255,746
	Packaged Foods & Meats — 1.1%
3,000,000	Performance Food Group, Inc. (c)	6.13%	09/15/32	3,016,302
21,001,000	Post Holdings, Inc. (c)	6.25%	02/15/32	21,260,530
				24,276,832
	Paper & Plastic Packaging Products & Materials — 0.4%
9,535,000	Pactiv Evergreen Group Issuer, Inc. / Pactiv Evergreen Group Issuer LLC (c)	4.00%	10/15/27	9,115,230
	Systems Software — 1.1%
5,468,000	Crowdstrike Holdings, Inc.	3.00%	02/15/29	4,976,865
788,000	Oracle Corp.	5.80%	11/10/25	796,492
18,639,000	SS&C Technologies, Inc. (c)	5.50%	09/30/27	18,577,596
				24,350,953
	Trading Companies & Distributors — 0.9%
5,085,000	American Builders & Contractors Supply Co., Inc. (c)	4.00%	01/15/28	4,837,352
14,349,000	United Rentals North America, Inc. (c)	6.00%	12/15/29	14,592,531
				19,429,883
	Total Corporate Bonds and Notes			209,835,856
	(Cost $212,211,415)
FOREIGN CORPORATE BONDS AND NOTES — 2.1%
	Application Software — 0.7%
3,910,000	Open Text Corp. (c)	6.90%	12/01/27	4,068,269
12,478,000	Open Text Corp. (c)	3.88%	02/15/28	11,747,951
				15,816,220
	Casinos & Gaming — 0.2%
3,450,000	Flutter Treasury Designated Activity Co. (c)	6.38%	04/29/29	3,532,627
See Notes to Financial Statements

First Trust Senior Loan Fund (FTSL)
Portfolio of Investments (Continued)
October 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
FOREIGN CORPORATE BONDS AND NOTES (Continued)
	Data Processing & Outsourced Services — 0.2%
$4,795,000	Paysafe Finance PLC / Paysafe Holdings US Corp. (c)	4.00%	06/15/29	$4,430,375
	Environmental & Facilities Services — 0.4%
1,323,000	GFL Environmental, Inc. (c)	4.00%	08/01/28	1,252,481
8,318,000	GFL Environmental, Inc. (c)	6.75%	01/15/31	8,574,752
				9,827,233
	Restaurants — 0.6%
13,800,000	1011778 BC ULC / New Red Finance, Inc. (c)	4.00%	10/15/30	12,476,991
	Total Foreign Corporate Bonds and Notes			46,083,446
	(Cost $45,153,258)

Shares	Description	Value
COMMON STOCKS — 0.0%
	Pharmaceuticals — 0.0%
249,316	Akorn, Inc. (d) (e) (f)	18,699
	(Cost $2,858,880)
RIGHTS — 0.0%
	Life Sciences Tools & Services — 0.0%
1	New Millennium Holdco, Inc., Corporate Claim Trust, no expiration date (e) (g) (h) (i)	0
1	New Millennium Holdco, Inc., Lender Claim Trust, no expiration date (e) (g) (h) (i)	0
	Total Rights	0
	(Cost $0)
MONEY MARKET FUNDS — 5.5%
119,248,084	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class - 4.71% (j)	119,248,084
	(Cost $119,248,084)

	Total Investments — 102.0%	2,206,227,592
	(Cost $2,216,743,199)
	Net Other Assets and Liabilities — (2.0)%	(43,360,652)
	Net Assets — 100.0%	$2,162,866,940

(a)
Senior Floating-Rate Loan Interests (“Senior Loans”) in which the Fund invests pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the SOFR obtained from the U.S. Department of the Treasury’s Office of Financial Research or another major financial institution, (ii) the lending rate offered by one or more major European banks, such as the synthetic LIBOR, (iii) the prime rate offered by one or more
United States banks or (iv) the certificate of deposit rate. Certain Senior Loans are subject to a SOFR or synthetic LIBOR floor that establishes a minimum SOFR or synthetic LIBOR rate. When a range of rates is disclosed, the Fund holds more than one contract within the same tranche with identical SOFR or synthetic LIBOR period, spread and floor, but different SOFR or synthetic LIBOR reset dates.

(b)	Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.
(c)
This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under
Rule 144A of the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P. (the “Advisor”). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At October 31, 2024, securities noted as such amounted to $244,426,986 or
11.3% of net assets.

See Notes to Financial Statements

First Trust Senior Loan Fund (FTSL)
Portfolio of Investments (Continued)
October 31, 2024
(d)	This issuer has filed for protection in bankruptcy court.
(e)	Non-income producing security.
(f)
Security received in a transaction exempt from registration under the 1933 Act. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers (see Note 2D - Restricted Securities in the Notes to Financial Statements).

(g)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by the Advisor.
(h)
This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures approved by the Trust’s Board of
Trustees, and in accordance with provisions of the Investment Company Act of 1940 and rules thereunder, as amended. At
October 31, 2024, securities noted as such are valued at $0 or 0.0% of net assets.

(i)	This security’s value was determined using significant unobservable inputs (see Note 2A - Portfolio Valuation in the Notes to Financial Statements).
(j)	Rate shown reflects yield as of October 31, 2024.

Abbreviations throughout the Portfolio of Investments:
CME	– Chicago Mercantile Exchange
CSA	– Credit Spread Adjustment
LIBOR	– London Interbank Offered Rate
SOFR	– Secured Overnight Financing Rate
USD	– United States Dollar

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 10/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Senior Floating-Rate Loan Interests*	$1,831,041,507	$—	$1,831,041,507	$—
Corporate Bonds and Notes*	209,835,856	—	209,835,856	—
Foreign Corporate Bonds and Notes*	46,083,446	—	46,083,446	—
Common Stocks*	18,699	—	18,699	—
Rights*	— **	—	—	— **
Money Market Funds	119,248,084	119,248,084	—	—
Total Investments	$2,206,227,592	$119,248,084	$2,086,979,508	$— **

*	See Portfolio of Investments for industry breakout.
**	Investments are valued at $0.
Level 3 investments are fair valued by the Advisor’s Pricing Committee and are footnoted in the Portfolio of Investments. All Level 3 values are based on unobservable inputs.
See Notes to Financial Statements

First Trust Senior Loan Fund (FTSL)
Statement of Assets and Liabilities
October 31, 2024

ASSETS:
Investments, at value	$2,206,227,592
Cash	583,589
Receivables:
Investment securities sold	49,604,425
Interest	8,625,869
Dividends	494,661
Unrealized appreciation on unfunded loan commitments	4,470
Total Assets	2,265,540,606

LIABILITIES:
Payables:
Investment securities purchased	101,105,874
Investment advisory fees	1,567,792
Total Liabilities	102,673,666
NET ASSETS	$2,162,866,940

NET ASSETS consist of:
Paid-in capital	$2,415,850,164
Par value	470,000
Accumulated distributable earnings (loss)	(253,453,224)
NET ASSETS	$2,162,866,940
NET ASSET VALUE, per share	$46.02
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	47,000,002
Investments, at cost	$2,216,743,199
See Notes to Financial Statements

First Trust Senior Loan Fund (FTSL)
Statement of Operations
For the Year Ended October 31, 2024

INVESTMENT INCOME:
Interest	$182,845,188
Dividends	8,078,825
Total investment income	190,924,013

EXPENSES:
Investment advisory fees	18,917,277
Total expenses	18,917,277
NET INVESTMENT INCOME (LOSS)	172,006,736

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments	(19,464,345)
Net change in unrealized appreciation (depreciation) on:
Investments	46,421,526
Unfunded loan commitments	4,470
Net change in unrealized appreciation (depreciation)	46,425,996
NET REALIZED AND UNREALIZED GAIN (LOSS)	26,961,651
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$198,968,387
See Notes to Financial Statements

First Trust Senior Loan Fund (FTSL)
Statements of Changes in Net Assets

	Year Ended 10/31/2024	Year Ended 10/31/2023
OPERATIONS:
Net investment income (loss)	$172,006,736	$178,396,901
Net realized gain (loss)	(19,464,345)	(49,347,269)
Net change in unrealized appreciation (depreciation)	46,425,996	88,713,651
Net increase (decrease) in net assets resulting from operations	198,968,387	217,763,283

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(170,578,684)	(179,439,889)
Return of capital	(482,823)	(742,468)
Total distributions to shareholders	(171,061,507)	(180,182,357)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	286,427,352	174,942,586
Cost of shares redeemed	(333,466,262)	(969,179,172)
Net increase (decrease) in net assets resulting from shareholder transactions	(47,038,910)	(794,236,586)
Total increase (decrease) in net assets	(19,132,030)	(756,655,660)

NET ASSETS:
Beginning of period	2,181,998,970	2,938,654,630
End of period	$2,162,866,940	$2,181,998,970

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	48,050,002	65,650,002
Shares sold	6,200,000	3,800,000
Shares redeemed	(7,250,000)	(21,400,000)
Shares outstanding, end of period	47,000,002	48,050,002
See Notes to Financial Statements

First Trust Senior Loan Fund (FTSL)
Financial Highlights
For a share outstanding throughout each period

	Year Ended October 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of period	$45.41	$44.76	$47.78	$45.85	$47.15
Income from investment operations:
Net investment income (loss)	3.56 (a)	3.32 (a)	1.89	1.54	1.67
Net realized and unrealized gain (loss)	0.59	0.73	(3.01)	1.92	(1.27)
Total from investment operations	4.15	4.05	(1.12)	3.46	0.40
Distributions paid to shareholders from:
Net investment income	(3.53)	(3.39)	(1.90)	(1.53)	(1.67)
Return of capital	(0.01)	(0.01)	—	—	(0.03)
Total distributions	(3.54)	(3.40)	(1.90)	(1.53)	(1.70)
Net asset value, end of period	$46.02	$45.41	$44.76	$47.78	$45.85
Total return (b)	9.42%	9.32%	(2.38)%	7.60%	0.90%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$2,162,867	$2,181,999	$2,938,655	$2,866,652	$1,276,964
Ratio of total expenses to average net assets (c)	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of net investment income (loss) to average net assets (c)	7.73%	7.31%	4.07%	3.27%	3.63%
Portfolio turnover rate (d)	125%	54%	63%	92%	76%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)
Ratio of total expenses to average net assets and ratio of net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of expenses and income of underlying investment companies in which the Fund invests.

(d)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Senior Loan Fund (FTSL)
October 31, 2024

1. Organization
First Trust Exchange-Traded Fund IV (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on September 15, 2010, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
This report covers the First Trust Senior Loan Fund (the “Fund”), a diversified series of the Trust, which trades under the ticker “FTSL” on Nasdaq, Inc. (“Nasdaq”). The Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
The Fund’s primary investment objective is to provide high current income. The Fund’s secondary investment objective is the preservation of capital. Under normal market conditions, the Fund invests at least 80% of its net assets (including investment borrowings) in first lien senior floating rate bank loans (“Senior Loans”)(1).
A Senior Loan is an advance or commitment of funds made by one or more banks or similar financial institutions to one or more corporations, partnerships or other business entities and typically pays interest at a floating or adjusting rate that is determined periodically at a designated premium above a base lending rate, such as the London Interbank Offered Rate (“LIBOR”), the Secured Overnight Financing Rate (“SOFR”), a similar reference rate, or the prime rate offered by one or more major U.S. banks. When identifying prospective investment opportunities in Senior Loans, First Trust Advisors L.P. (“First Trust” or the “Advisor”), the Fund’s investment advisor, currently intends to invest primarily in Senior Loans that are below investment grade quality at the time of investment. The Fund invests in Senior Loans made predominantly to businesses operating in North America, but may also invest in Senior Loans made to businesses operating outside of North America.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Advisor’s Pricing Committee in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Senior Loans are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent

(1)
The terms “security” and “securities” used throughout the Notes to Financial Statements include Senior Loans.

Notes to Financial Statements (Continued)
First Trust Senior Loan Fund (FTSL)
October 31, 2024
and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are valued using information provided by a third-party pricing service. The third-party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior Loans.
Corporate bonds, corporate notes and other debt securities are fair valued on the basis of valuations provided by a third-party pricing service approved by the Advisor’s Pricing Committee, which may use the following valuation inputs when available:
 1)
benchmark yields;
 2)
reported trades;
 3)
broker/dealer quotes;
 4)
issuer spreads;
 5)
benchmark securities;
 6)
bids and offers; and
 7)
reference data including market research publications.
Common stocks and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.
Shares of open-end funds are valued based on NAV per share.
Equity securities traded in an over-the-counter market are valued at the close price or the last trade price.
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
 1)
the credit conditions in the relevant market and changes thereto;
 2)
the liquidity conditions in the relevant market and changes thereto;
 3)
the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
 4)
issuer-specific conditions (such as significant credit deterioration); and
 5)
any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
 1)
the most recent price provided by a pricing service;
 2)
available market prices for the fixed-income security;
 3)
the fundamental business data relating to the borrower/issuer;
 4)
an evaluation of the forces which influence the market in which these securities are purchased and sold;
 5)
the type, size and cost of a security;

Notes to Financial Statements (Continued)
First Trust Senior Loan Fund (FTSL)
October 31, 2024
 6)
the financial statements of the borrower/issuer or the financial condition of the country of issue;
 7)
the credit quality and cash flow of the borrower/issuer, or country of issue, based on the Pricing Committee’s, sub-advisor’s or portfolio manager’s analysis, as applicable, or external analysis;
 8)
the information as to any transactions in or offers for the security;
 9)
the price and extent of public trading in similar securities of the borrower/issuer, or comparable companies;
10)
the coupon payments;
11)
the quality, value and salability of collateral, if any, securing the security;
12)
the business prospects of the borrower/issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the borrower’s/issuer’s management (for corporate debt only);
13)
the prospects for the borrower’s/issuer’s industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry (for corporate debt only);
14)
the borrower’s/issuer’s competitive position within the industry;
15)
the borrower’s/issuer’s ability to access additional liquidity through public and/or private markets; and
16)
other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•  Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•  Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o  Quoted prices for similar investments in active markets.
o  Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o  Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o  Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•  Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of October 31, 2024, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
As of October 1, 2024, the United Kingdom’s Financial Conduct Authority ceased all LIBOR publications. Transitioning to the SOFR, or any alternative reference rate, may affect the value, liquidity or return on certain investments previously based on LIBOR.
Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. Due to the nature of the Senior Loan market, the actual settlement date may not be certain at the time of the purchase or sale for some of the Senior Loans. Interest income on such Senior Loans is not accrued until settlement date. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At October 31, 2024, the Fund had no when-issued, delayed-delivery or forward purchase commitments (other than the unfunded commitments discussed below).

Notes to Financial Statements (Continued)
First Trust Senior Loan Fund (FTSL)
October 31, 2024
C. Unfunded Loan Commitments
The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower’s discretion. Unfunded loan commitments are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statement of Assets and Liabilities and Statement of Operations. Unfunded loan commitments are categorized as Level 2 within the fair value hierarchy. In connection with these commitments, the Fund earns a commitment fee typically set as a percentage of the commitment amount. The commitment fees are included in “Interest” on the Statement of Operations. As of October 31, 2024, the Fund had the following unfunded loan commitments:

Borrower	Principal Value	Commitment Amount	Value	Unrealized Appreciation (Depreciation)
Alter Domus (Chrysaor Bidco S.A.R.L.), Term Loan	$248,442	$248,487	$249,561	$1,074
Hanger, Inc., Term Loan	497,497	495,009	498,534	3,525
R1 RCM, Inc. (Raven Acq. Holdings LLC), Term Loan	348,376	346,634	346,505	(129)
		$1,090,130	$1,094,600	$4,470
D. Restricted Securities
The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of October 31, 2024, the Fund held a restricted security as shown in the following table that the Advisor has deemed illiquid pursuant to procedures adopted by the Trust’s Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security.

Security	Acquisition Date	Shares	Current Price	Carrying Cost	Value	% of Net Assets
Akorn, Inc.	10/15/20	249,316	$0.08	$2,858,880	$18,699	0.00%*

*	Amount is less than 0.01%.
E. Dividends and Distributions to Shareholders
Dividends from net investment income of the Fund, if any, are declared and paid monthly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom the shares were purchased makes such option available. Such shares will generally be reinvested by the broker based upon the market price of those shares and investors may be subject to customary brokerage commissions charged by the broker.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid during the fiscal years ended October 31, 2024 and 2023 was as follows:

Distributions paid from:	2024	2023
Ordinary income	$170,578,684	$179,439,889
Capital gains	—	—
Return of capital	482,823	742,468

Notes to Financial Statements (Continued)
First Trust Senior Loan Fund (FTSL)
October 31, 2024
As of October 31, 2024, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed ordinary income	$—
Accumulated capital and other gain (loss)	(242,393,104)
Net unrealized appreciation (depreciation)	(11,060,120)
F. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2021, 2022, 2023, and 2024 remain open to federal and state audit. As of October 31, 2024, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2024, for federal income tax purposes, the Fund had $242,393,104 of non-expiring capital loss carryforwards available, to the extent provided by regulations, to offset future capital gains. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to the Fund’s shareholders.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2024, the Fund had no net late year ordinary or capital losses.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31, 2024, the adjustments for the Fund were as follows:

Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-In Capital
$(873,212)	$872,694	$518
As of October 31, 2024, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:

Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$2,217,292,182	$12,151,144	$(23,215,734)	$(11,064,590)
G. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).

Notes to Financial Statements (Continued)
First Trust Senior Loan Fund (FTSL)
October 31, 2024
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund’s portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust manages the investment of the Fund’s assets and is responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit, and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The annual unitary management fee payable by the Fund to First Trust for these services will be reduced at certain levels of the Fund’s net assets (“breakpoints”) and calculated pursuant to the following schedule:

Breakpoints
Fund net assets up to and including $2.5 billion	0.85000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.82875%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.80750%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.78625%
Fund net assets greater than $10 billion	0.76500%
In addition, the Fund incurs acquired fund fees and expenses. The total of the unitary management fee and acquired fund fees and expenses represents the Fund’s total annual operating expenses.
The Trust has multiple service agreements with The Bank of New York Mellon (“BNY”). Under the service agreements, BNY performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BNY is responsible for custody of the Fund’s assets. As fund accountant and administrator, BNY is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BNY is responsible for maintaining shareholder records for the Fund. BNY is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee, the Vice Chair of the Audit Committee, the Lead Independent Trustee and the Vice Lead Independent Trustee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Committee Chairs, the Audit Committee Vice Chair, the Lead Independent Trustee and the Vice Lead Independent Trustee rotate periodically in serving in such capacities. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal year ended October 31, 2024, the cost of purchases and proceeds from sales of investments, excluding short-term investments and in-kind transactions, were $2,646,708,909 and $2,678,063,881, respectively.
For the fiscal year ended October 31, 2024, the Fund had no in-kind transactions.
5. Borrowings
Effective February 28, 2024, the Trust, on behalf of the Fund, along with First Trust Exchange-Traded Fund III, First Trust Series Fund and First Trust Variable Insurance Trust, entered into a new Credit Agreement with BNY as administrative agent for a group of lenders. The borrowing rate is the higher of the federal funds effective rate and the adjusted daily simple SOFR rate plus 1.00%. The commitment amount under the credit agreement is $620 million and such commitment amount may be increased up to $700 million with the consent of one or more lenders. BNY charges on behalf of the lenders a commitment fee of 0.20% of the daily

Notes to Financial Statements (Continued)
First Trust Senior Loan Fund (FTSL)
October 31, 2024
amount of the excess of the commitment amount over the outstanding principal balance of the loans, and an agency fee. Prior to February 28, 2024, the Trust, on behalf of the Fund, along with First Trust Exchange-Traded Fund III and First Trust Series Fund, had a $550 million Credit Agreement with The Bank of Nova Scotia (“Scotia”) as administrative agent for a group of lenders. Scotia charged a commitment fee of 0.25% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans, and an agency fee. First Trust allocates the commitment fee and agency fee amongst the funds that have access to the credit line. To the extent that the Fund accesses the credit line, there would also be an interest fee charged. The Fund did not have any borrowings outstanding during the fiscal year ended October 31, 2024.
6. Creations, Redemptions and Transaction Fees
The Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with the Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in Creation Units. Prior to the start of trading on every business day, the Fund publishes through the National Securities Clearing Corporation the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of the Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of the Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in the Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of the Fund’s shares at or close to the NAV per share of the Fund.
The Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
The Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by the Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
7. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before March 31, 2026.
8. Indemnification
The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Notes to Financial Statements (Continued)
First Trust Senior Loan Fund (FTSL)
October 31, 2024
9. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund IV:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of First Trust Senior Loan Fund (the “Fund”), one of the funds constituting the First Trust Exchange-Traded Fund IV, as of October 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2024, by correspondence with the custodian, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche, LLP
Chicago, Illinois
December 23, 2024
We have served as the auditor of one or more First Trust investment companies since 2001.

Other Information
First Trust Senior Loan Fund (FTSL)
October 31, 2024 (Unaudited)

Changes in and Disagreements with Accountants (Item 8 of Form N-CSR)
There were no changes in or disagreements with the Fund’s accountants during the fiscal year ended October 31, 2024.
Proxy Disclosures (Item 9 of Form N-CSR)
There were no matters submitted for vote by shareholders of the Fund during the fiscal year ended October 31, 2024.
Remuneration Paid to Directors, Officers, and Others (Item 10 of Form N-CSR)
Independent Trustees and any member of any advisory board of the Fund are compensated through the unitary management fee paid by the Fund to the advisor and not directly by the Fund. The investment advisory fee paid is included in the Statement of Operations.
Statement Regarding the Basis for the Board’s Approval of Investment Advisory Contract (Item 11 of Form N-CSR)
The Board of Trustees of First Trust Exchange-Traded Fund IV (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Agreement”) with First Trust Advisors L.P. (the “Advisor”) on behalf of the First Trust Senior Loan Fund (the “Fund”). The Board approved the continuation of the Agreement for a one-year period ending June 30, 2025 at a meeting held on June 2–3, 2024. The Board determined that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 16, 2024, April 25, 2024 and June 2–3, 2024, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate schedule payable by the Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; any indirect benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”); and information on the Advisor’s compliance program. The Board reviewed initial materials with the Advisor at the meeting held on April 25, 2024, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the April 25, 2024 meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 2–3, 2024 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from the Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor manages the Fund and knowing the Fund’s unitary fee.
In reviewing the Agreement, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, as well as the background and experience of the persons responsible for such services. The Board noted that the Fund is an actively-managed ETF and noted that the Advisor’s Leveraged Finance Investment Team is responsible for the day-to-day management of the Fund’s investments. The Board considered the background and experience of the members of the Leveraged Finance Investment Team and noted the Board’s prior meetings with members of the Team. The Board considered the Advisor’s statement that it applies the same oversight model internally with its Leveraged Finance Investment Team as it uses for overseeing external sub-advisors, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objectives, policies and restrictions. The Board also considered a report from the

Other Information (Continued)
First Trust Senior Loan Fund (FTSL)
October 31, 2024 (Unaudited)
Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 25, 2024 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed the Fund consistent with its investment objectives, policies and restrictions.
The Board considered the unitary fee rate schedule payable by the Fund under the Agreement for the services provided. The Board considered that as part of the unitary fee the Advisor is responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Agreement and interest, taxes, acquired fund fees and expenses, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the total (net) expense ratio for the Fund was above the median total (net) expense ratio of the peer funds in the Expense Group. With respect to the Expense Group, the Board discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, and different business models that may affect the pricing of services among ETF sponsors. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Fund and other non-ETF clients that limited their comparability. In considering the unitary fee rate schedule overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund’s performance. The Board received and reviewed information comparing the Fund’s performance for periods ended December 31, 2023 to the performance of the funds in the Performance Universe and to that of a benchmark index. Based on the information provided, the Board noted that the Fund underperformed the Performance Universe median for the one- and three-year periods ended December 31, 2023, outperformed the Performance Universe median for the five- and ten-year periods ended December 31, 2023 and underperformed the benchmark index for the one-, three-, five- and ten-year periods ended December 31, 2023.
On the basis of all the information provided on the unitary fee and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to the Fund under the Agreement.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund at current asset levels and whether the Fund may benefit from any economies of scale. The Board noted that the unitary fee rate schedule for the Fund includes breakpoints pursuant to which the unitary fee rate will be reduced as assets of the Fund meet certain thresholds. The Board considered the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Fund will increase during the next twelve months as the Advisor continues to build infrastructure and add new staff. The Board also noted that under the unitary fee structure, any reduction in expenses associated with the management and operations of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for shareholders of the Fund. The Board concluded that the unitary fee rate schedule for the Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the management of the Fund at current asset levels. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2023 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable. In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with the Fund. The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.

Other Information (Continued)
First Trust Senior Loan Fund (FTSL)
October 31, 2024 (Unaudited)
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.
Remuneration Disclosure Under the Alternative Investment Fund Managers Directive
First Trust Advisors L.P. (“First Trust”) is authorised and regulated by the U.S. Securities and Exchange Commission and is entitled to market shares of certain funds it manages, including First Trust Senior Loan Fund (the “Fund”), in certain member states in the European Economic Area in accordance with the cooperation arrangements in Article 42 of the Alternative Investment Fund Managers Directive (the “Directive”). First Trust is required under the Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust’s interpretation of currently available regulatory guidance on remuneration disclosures.
During the year ended December 31, 2023, the amount of remuneration paid (or to be paid) by First Trust Advisors L.P. in respect of the Fund is $5,794,454. This figure is comprised of $630,439 paid (or to be paid) in fixed compensation and $5,164,015 paid (or to be paid) in variable compensation. There were a total of 33 beneficiaries of the remuneration described above. Those amounts include $552,344 paid (or to be paid) to senior management of First Trust Advisors L.P. and $5,242,110 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust Advisors L.P. or the Fund (collectively, “Code Staff”).
Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust’s remuneration policy (the “Remuneration Policy”) which is determined and implemented by First Trust’s senior management. The Remuneration Policy reflects First Trust’s ethos of good governance and encapsulates the following principal objectives:
i.
to provide a clear link between remuneration and performance of First Trust and to avoid rewarding for failure;
ii.
to promote sound and effective risk management consistent with the risk profiles of the funds managed by First Trust; and
iii.
to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the funds managed by First Trust in a manner that avoids conflicts of interest.
First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest. First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.
First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust. Remuneration is not based upon the performance of the Fund.
The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.
No individual is involved in setting his or her own remuneration.
Federal Tax Information
Distributions paid to foreign shareholders during the Fund’s fiscal year ended October 31, 2024 that were properly designated by the Fund as “interest-related dividends” or “short-term capital gain dividends,” may not be subject to federal income tax provided that the income was earned directly by such foreign shareholders.
Of the ordinary income (including short-term capital gain) distributions made by the Fund during the fiscal year ended October 31, 2024, none qualify for the corporate dividends received deduction available to corporate shareholders or as qualified dividend income.

First Trust Exchange-Traded Fund IV

First Trust Enhanced Short Maturity ETF (FTSM)
Annual Financial Statements and Other Information For the Year Ended October 31, 2024

First Trust Enhanced Short Maturity ETF (FTSM)
Annual Financial Statements and Other Information
October 31, 2024
Performance and Risk Disclosure
There is no assurance that First Trust Enhanced Short Maturity ETF (the “Fund”) will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
First Trust Advisors L.P., the Fund’s advisor, may also periodically provide additional information on Fund performance on the Fund’s webpage at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data that provides insight into the Fund’s performance and investment approach.
The material risks of investing in the Fund are spelled out in its prospectus, statement of additional information, and other Fund regulatory filings.

First Trust Enhanced Short Maturity ETF (FTSM)
Portfolio of Investments
October 31, 2024

Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES — 48.3%
	Aerospace/Defense — 0.8%
$15,000,000	Howmet Aerospace, Inc.	5.90%	02/01/27	$15,379,890
29,414,000	Northrop Grumman Corp.	2.93%	01/15/25	29,282,117
5,000,000	Northrop Grumman Corp.	3.20%	02/01/27	4,859,344
				49,521,351
	Auto Manufacturers — 0.9%
21,144,000	American Honda Finance Corp., SOFR Compounded Index + 0.70% (a)	5.73%	11/22/24	21,132,134
16,022,000	American Honda Finance Corp., SOFR + 0.71% (a)	5.55%	01/09/26	16,060,763
15,000,000	Toyota Motor Credit Corp., Medium-Term Note, SOFR Compounded Index + 0.45% (a)	5.29%	04/10/26	15,010,682
5,000,000	Volkswagen Group of America Finance LLC (b)	5.80%	09/12/25	5,045,137
				57,248,716
	Banks — 9.7%
6,004,000	Bank of America Corp. (c)	3.37%	01/23/26	5,976,776
15,000,000	Bank of America Corp. (c)	1.32%	06/19/26	14,652,379
4,300,000	Bank of America Corp. (c)	4.83%	07/22/26	4,295,562
20,000,000	Bank of America Corp. (c)	5.08%	01/20/27	20,055,140
20,530,000	Bank of America Corp. (c)	3.56%	04/23/27	20,165,592
25,000,000	Bank of America N.A.	5.65%	08/18/25	25,208,099
8,364,000	Bank of New York Mellon (The), SOFR + 0.45% (a)	5.35%	03/13/26	8,372,579
9,612,000	Bank of New York Mellon (The) Corp. (c)	5.22%	11/21/25	9,610,249
13,500,000	Bank of New York Mellon (The) Corp. (c)	5.15%	05/22/26	13,521,996
15,000,000	Bank of New York Mellon (The) Corp. (c)	4.41%	07/24/26	14,943,378
8,833,000	Bank of New York Mellon (The) Corp. (c)	4.95%	04/26/27	8,876,840
20,000,000	Fifth Third Bancorp	2.38%	01/28/25	19,871,064
28,000,000	Goldman Sachs Bank USA (c)	5.28%	03/18/27	28,186,408
15,000,000	Goldman Sachs Bank USA, SOFR + 0.75% (a)	5.78%	05/21/27	15,015,578
15,000,000	Goldman Sachs Group (The), Inc.	5.70%	11/01/24	15,000,000
10,000,000	Goldman Sachs Group (The), Inc. (c)	5.80%	08/10/26	10,063,884
26,898,000	Huntington National Bank (The) (c)	5.70%	11/18/25	26,897,716
30,000,000	JPMorgan Chase & Co. (c)	5.55%	12/15/25	30,009,343
15,000,000	JPMorgan Chase & Co. (c)	2.08%	04/22/26	14,792,778
5,000,000	JPMorgan Chase & Co. (c)	4.08%	04/26/26	4,975,787
10,294,000	JPMorgan Chase & Co. (c)	1.04%	02/04/27	9,816,793
15,000,000	JPMorgan Chase & Co. (c)	5.04%	01/23/28	15,082,411
15,000,000	JPMorgan Chase & Co. (c)	5.57%	04/22/28	15,270,575
15,000,000	Morgan Stanley, SOFR + 0.51% (a)	5.35%	01/22/25	15,007,571
9,144,000	Morgan Stanley (c)	1.59%	05/04/27	8,719,677
10,000,000	Morgan Stanley (c)	5.65%	04/13/28	10,201,530
21,500,000	Morgan Stanley Bank N.A.	5.48%	07/16/25	21,635,916
15,000,000	Morgan Stanley Bank N.A. (c)	4.95%	01/14/28	15,064,223
4,000,000	Morgan Stanley Bank N.A. (c)	4.97%	07/14/28	4,023,034
25,802,000	PNC Financial Services Group (The), Inc. (c)	5.81%	06/12/26	25,923,055
10,000,000	PNC Financial Services Group (The), Inc. (c)	5.10%	07/23/27	10,067,507
8,000,000	PNC Financial Services Group (The), Inc. (c)	5.30%	01/21/28	8,097,608
566,000	State Street Corp. (c)	4.86%	01/26/26	565,620
18,000,000	State Street Corp. (c)	5.10%	05/18/26	17,999,250
20,000,000	State Street Corp., SOFR + 0.64% (a)	5.51%	10/22/27	20,081,309
15,000,000	Truist Financial Corp. (c)	4.26%	07/28/26	14,910,698
10,000,000	US Bancorp (c)	2.22%	01/27/28	9,465,355
See Notes to Financial Statements

First Trust Enhanced Short Maturity ETF (FTSM)
Portfolio of Investments (Continued)
October 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Banks (Continued)
$15,552,000	US Bank N.A.	2.80%	01/27/25	$15,472,008
15,000,000	Wells Fargo & Co. (c)	5.71%	04/22/28	15,293,623
18,250,000	Wells Fargo Bank N.A.	5.55%	08/01/25	18,361,979
15,000,000	Wells Fargo Bank N.A.	4.81%	01/15/26	15,042,222
				596,593,112
	Beverages — 1.6%
27,106,000	Constellation Brands, Inc.	4.75%	11/15/24	27,100,609
7,908,000	Constellation Brands, Inc.	4.40%	11/15/25	7,871,563
15,000,000	Constellation Brands, Inc.	5.00%	02/02/26	15,005,589
19,529,000	Keurig Dr Pepper, Inc.	2.55%	09/15/26	18,794,798
10,000,000	Molson Coors Beverage Co.	3.00%	07/15/26	9,734,168
20,000,000	PepsiCo, Inc., SOFR Compounded Index + 0.40% (a)	5.50%	11/12/24	20,003,092
				98,509,819
	Biotechnology — 0.7%
30,000,000	Amgen, Inc.	5.25%	03/02/25	30,035,269
7,000,000	Amgen, Inc.	5.51%	03/02/26	7,001,681
5,000,000	Amgen, Inc.	3.20%	11/02/27	4,815,659
				41,852,609
	Building Materials — 1.3%
13,000,000	CRH America Finance, Inc. (b)	3.40%	05/09/27	12,598,091
31,000,000	CRH America, Inc. (b)	3.88%	05/18/25	30,817,603
4,000,000	Owens Corning	5.50%	06/15/27	4,080,518
32,515,000	Vulcan Materials Co.	4.50%	04/01/25	32,435,808
				79,932,020
	Commercial Services — 1.7%
18,000,000	Ashtead Capital, Inc. (b)	4.38%	08/15/27	17,740,121
8,255,000	ERAC USA Finance LLC (b)	3.85%	11/15/24	8,250,868
25,000,000	Global Payments, Inc.	1.50%	11/15/24	24,963,998
26,699,000	Global Payments, Inc.	2.65%	02/15/25	26,507,059
5,010,000	Global Payments, Inc.	4.80%	04/01/26	5,001,215
20,075,000	Verisk Analytics, Inc.	4.00%	06/15/25	19,973,620
				102,436,881
	Computers — 0.1%
7,000,000	NetApp, Inc.	1.88%	06/22/25	6,868,264
	Diversified Financial Services — 2.2%
33,735,000	American Express Co. (c)	4.99%	05/01/26	33,725,978
6,956,000	American Express Co. (c)	6.34%	10/30/26	7,054,167
16,000,000	American Express Co. (c)	5.65%	04/23/27	16,204,127
7,222,000	American Express Co. (c)	5.10%	02/16/28	7,280,172
25,000,000	Intercontinental Exchange, Inc.	3.65%	05/23/25	24,838,413
27,500,000	Nasdaq, Inc.	5.65%	06/28/25	27,626,803
17,064,000	Nasdaq, Inc.	3.85%	06/30/26	16,836,522
				133,566,182
	Electric — 2.0%
25,000,000	DTE Energy Co.	4.22%	11/01/24	25,000,000
18,682,000	FirstEnergy Transmission LLC (b)	4.35%	01/15/25	18,642,270
10,000,000	Northern States Power Co.	7.13%	07/01/25	10,158,044
24,318,000	Trans-Allegheny Interstate Line Co. (b)	3.85%	06/01/25	24,178,552
See Notes to Financial Statements

First Trust Enhanced Short Maturity ETF (FTSM)
Portfolio of Investments (Continued)
October 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Electric (Continued)
$8,775,000	Virginia Electric and Power Co., Series A	3.10%	05/15/25	$8,701,025
22,500,000	Virginia Power Fuel Securitization LLC, Series A-1	5.09%	05/01/27	22,624,559
11,892,000	WEC Energy Group, Inc.	5.00%	09/27/25	11,905,386
				121,209,836
	Environmental Control — 0.9%
14,547,000	Republic Services, Inc.	3.20%	03/15/25	14,456,970
30,000,000	Veralto Corp.	5.50%	09/18/26	30,405,825
12,296,000	Waste Management, Inc.	3.13%	03/01/25	12,220,968
				57,083,763
	Food — 2.7%
26,458,000	Campbell Soup Co.	3.95%	03/15/25	26,347,594
25,000,000	Campbell Soup Co.	5.20%	03/19/27	25,373,490
25,000,000	Conagra Brands, Inc.	4.60%	11/01/25	24,945,030
22,850,000	Conagra Brands, Inc.	5.30%	10/01/26	23,076,100
13,000,000	General Mills, Inc.	3.20%	02/10/27	12,600,129
13,215,000	J. M. Smucker (The) Co.	3.50%	03/15/25	13,137,813
4,269,000	J. M. Smucker (The) Co.	3.38%	12/15/27	4,116,962
5,000,000	Kraft Heinz Foods Company	3.00%	06/01/26	4,869,774
5,000,000	McCormick & Co., Inc.	3.40%	08/15/27	4,844,506
5,000,000	Mondelez International, Inc.	2.63%	03/17/27	4,782,781
18,725,000	Sysco Corp.	3.75%	10/01/25	18,577,336
5,000,000	Sysco Corp.	3.25%	07/15/27	4,822,151
				167,493,666
	Healthcare-Products — 3.2%
4,261,000	Alcon Finance Corp. (b)	2.75%	09/23/26	4,104,433
9,177,000	Baxter International, Inc.	1.32%	11/29/24	9,149,427
10,000,000	Baxter International, Inc., SOFR Compounded Index + 0.44% (a)	5.43%	11/29/24	10,000,817
30,209,000	GE HealthCare Technologies, Inc.	5.55%	11/15/24	30,213,394
13,785,000	GE HealthCare Technologies, Inc.	5.60%	11/15/25	13,901,106
25,000,000	GE HealthCare Technologies, Inc.	5.65%	11/15/27	25,645,438
25,000,000	Solventum Corp. (b)	5.45%	02/25/27	25,333,468
13,245,000	Stryker Corp.	1.15%	06/15/25	12,959,293
5,143,000	Stryker Corp.	3.38%	11/01/25	5,087,545
11,000,000	Stryker Corp.	3.50%	03/15/26	10,837,030
30,000,000	Zimmer Biomet Holdings, Inc.	1.45%	11/22/24	29,932,755
22,174,000	Zimmer Biomet Holdings, Inc.	3.55%	04/01/25	22,036,116
				199,200,822
	Healthcare-Services — 4.0%
15,245,000	Aetna, Inc.	3.50%	11/15/24	15,233,776
18,128,000	Cigna Group (The)	3.25%	04/15/25	18,000,308
29,466,000	Cigna Group (The)	4.50%	02/25/26	29,387,697
5,257,000	Cigna Group (The)	5.69%	03/15/26	5,257,467
25,000,000	Elevance Health, Inc.	3.35%	12/01/24	24,959,090
11,669,000	Elevance Health, Inc.	2.38%	01/15/25	11,600,384
10,000,000	Elevance Health, Inc.	5.35%	10/15/25	10,060,267
16,667,000	Elevance Health, Inc.	4.90%	02/08/26	16,642,815
10,000,000	Elevance Health, Inc.	4.50%	10/30/26	9,987,389
27,645,000	HCA, Inc.	5.38%	02/01/25	27,648,477
20,466,000	HCA, Inc.	5.88%	02/15/26	20,612,660
See Notes to Financial Statements

First Trust Enhanced Short Maturity ETF (FTSM)
Portfolio of Investments (Continued)
October 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Healthcare-Services (Continued)
$20,000,000	HCA, Inc.	5.38%	09/01/26	$20,118,443
6,000,000	HCA, Inc.	3.13%	03/15/27	5,773,331
4,600,000	Humana, Inc.	4.50%	04/01/25	4,591,769
14,800,000	Humana, Inc.	5.70%	03/13/26	14,800,619
15,000,000	UnitedHealth Group, Inc.	4.60%	04/15/27	15,092,134
				249,766,626
	Insurance — 0.4%
8,000,000	Aon North America, Inc.	5.13%	03/01/27	8,102,679
6,642,000	Marsh & McLennan Cos., Inc.	3.50%	03/10/25	6,611,851
7,485,000	Marsh & McLennan Cos., Inc. (d)	4.55%	11/08/27	7,485,839
				22,200,369
	Internet — 0.2%
10,366,000	Netflix, Inc.	5.88%	02/15/25	10,396,278
	Lodging — 0.4%
21,292,000	Hyatt Hotels Corp.	5.38%	04/23/25	21,309,078
5,000,000	Hyatt Hotels Corp.	4.85%	03/15/26	5,000,606
				26,309,684
	Media — 0.5%
27,446,000	Charter Communications Operating LLC / Charter Communications Operating Capital	4.91%	07/23/25	27,422,201
5,000,000	FactSet Research Systems, Inc.	2.90%	03/01/27	4,796,274
				32,218,475
	Miscellaneous Manufacturing — 0.1%
6,376,000	Parker-Hannifin Corp.	3.30%	11/21/24	6,369,834
	Packaging & Containers — 1.2%
16,842,000	Berry Global, Inc. (b)	4.88%	07/15/26	16,739,137
5,000,000	Packaging Corp. of America	3.40%	12/15/27	4,819,164
34,886,000	WRKCo, Inc.	3.75%	03/15/25	34,705,904
20,000,000	WRKCo, Inc.	4.65%	03/15/26	19,920,350
				76,184,555
	Pharmaceuticals — 2.1%
15,425,000	AbbVie, Inc.	2.60%	11/21/24	15,404,990
13,689,000	AbbVie, Inc.	3.80%	03/15/25	13,637,769
10,000,000	AbbVie, Inc.	3.60%	05/14/25	9,938,257
5,000,000	AbbVie, Inc.	4.80%	03/15/27	5,034,897
20,000,000	Becton Dickinson & Co.	3.73%	12/15/24	19,959,815
5,000,000	Becton Dickinson & Co.	3.70%	06/06/27	4,887,332
10,000,000	PRA Health Sciences, Inc. (b)	2.88%	07/15/26	9,661,450
21,159,000	Zoetis, Inc.	4.50%	11/13/25	21,107,518
30,000,000	Zoetis, Inc.	5.40%	11/14/25	30,199,263
				129,831,291
	Pipelines — 3.9%
25,000,000	Enbridge Energy Partners, L.P.	5.88%	10/15/25	25,189,770
29,700,000	Energy Transfer, L.P.	4.05%	03/15/25	29,581,400
14,778,000	Energy Transfer, L.P.	5.75%	04/01/25	14,768,238
11,362,000	Energy Transfer, L.P.	2.90%	05/15/25	11,233,950
20,660,000	Energy Transfer, L.P.	4.75%	01/15/26	20,639,087
28,311,000	Enterprise Products Operating LLC	3.75%	02/15/25	28,212,774
See Notes to Financial Statements

First Trust Enhanced Short Maturity ETF (FTSM)
Portfolio of Investments (Continued)
October 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Pipelines (Continued)
$35,223,000	Plains All American Pipeline, L.P. / PAA Finance Corp.	3.60%	11/01/24	$35,223,000
15,466,000	Sabine Pass Liquefaction LLC	5.63%	03/01/25	15,474,325
25,000,000	Spectra Energy Partners, L.P.	3.50%	03/15/25	24,848,033
35,000,000	Williams Cos. (The), Inc.	4.00%	09/15/25	34,736,916
				239,907,493
	Real Estate Investment Trusts — 0.9%
26,271,000	Crown Castle, Inc.	1.35%	07/15/25	25,632,199
15,000,000	Crown Castle, Inc.	4.45%	02/15/26	14,934,248
12,517,000	Crown Castle, Inc.	3.70%	06/15/26	12,295,892
				52,862,339
	Retail — 0.3%
17,476,000	AutoZone, Inc.	3.63%	04/15/25	17,375,233
	Semiconductors — 0.0%
1,727,000	Qorvo, Inc.	1.75%	12/15/24	1,721,174
	Software — 4.8%
14,795,000	Autodesk, Inc.	4.38%	06/15/25	14,764,709
19,267,000	Autodesk, Inc.	3.50%	06/15/27	18,775,059
21,210,000	Fidelity National Information Services, Inc.	4.50%	07/15/25	21,144,830
24,756,000	Fidelity National Information Services, Inc.	1.15%	03/01/26	23,613,717
5,000,000	Fidelity National Information Services, Inc.	4.70%	07/15/27	4,985,820
30,000,000	Fiserv, Inc.	3.85%	06/01/25	29,827,153
25,088,000	Fiserv, Inc.	3.20%	07/01/26	24,503,017
5,000,000	Fiserv, Inc.	5.15%	03/15/27	5,054,626
13,573,000	Infor, Inc. (b)	1.75%	07/15/25	13,226,227
25,119,000	Oracle Corp.	2.95%	11/15/24	25,095,818
22,798,000	Oracle Corp.	2.95%	05/15/25	22,562,218
17,000,000	Oracle Corp.	5.80%	11/10/25	17,183,212
20,000,000	Oracle Corp.	2.65%	07/15/26	19,351,964
5,000,000	Oracle Corp.	3.25%	11/15/27	4,804,510
30,000,000	VMware LLC	4.50%	05/15/25	29,932,787
15,000,000	VMware LLC	4.65%	05/15/27	14,983,171
5,000,000	Workday, Inc.	3.50%	04/01/27	4,878,586
				294,687,424
	Telecommunications — 1.5%
10,000,000	AT&T, Inc.	1.70%	03/25/26	9,600,049
5,000,000	AT&T, Inc.	4.25%	03/01/27	4,965,189
30,000,000	T-Mobile USA, Inc.	3.50%	04/15/25	29,805,537
26,200,000	Verizon Communications, Inc.	3.50%	11/01/24	26,200,000
10,000,000	Verizon Communications, Inc.	3.38%	02/15/25	9,953,619
10,000,000	Verizon Communications, Inc.	2.63%	08/15/26	9,672,438
				90,196,832
	Water — 0.2%
12,898,000	American Water Capital Corp.	3.40%	03/01/25	12,823,044
	Total Corporate Bonds and Notes			2,974,367,692
	(Cost $2,964,147,150)

See Notes to Financial Statements

First Trust Enhanced Short Maturity ETF (FTSM)
Portfolio of Investments (Continued)
October 31, 2024
Principal Value	Description	Annualized Yield on Date of Purchase	Stated Maturity	Value
COMMERCIAL PAPER — 28.7%
	Aerospace/Defense — 1.0%
$15,000,000	L3Harris Technologies, Inc.	5.02%	11/20/24	$14,961,045
15,000,000	L3Harris Technologies, Inc.	4.93%	11/26/24	14,949,660
15,000,000	RTX Corp.	4.98%	11/06/24	14,989,803
17,300,000	RTX Corp.	4.99%	11/07/24	17,285,852
				62,186,360
	Auto Manufacturers — 1.6%
10,000,000	American Honda Finance Corp.	5.03%	11/25/24	9,967,141
30,000,000	General Motors Financial Co., Inc.	5.01%	11/01/24	30,000,000
10,000,000	Volkswagen Financial Services	5.08%	11/12/24	9,984,753
15,208,000	Volkswagen Financial Services	5.07%	11/25/24	15,157,615
20,000,000	Volkswagen Financial Services	5.06%	11/26/24	19,931,146
15,000,000	Volkswagen Financial Services	5.06%	12/02/24	14,935,965
				99,976,620
	Banks — 7.0%
25,000,000	Australia & New Zealand Banking Group Ltd.	5.55%	12/04/24	24,875,559
25,000,000	Australia & New Zealand Banking Group Ltd.	5.03%	12/17/24	25,000,000
15,000,000	Australia & New Zealand Banking Group Ltd.	0.00%	02/28/25	15,000,000
10,000,000	Barclays Bank PLC	5.04%	01/14/25	10,000,017
25,000,000	Canadian Imperial Bank of Commerce	5.07%	06/10/25	25,000,000
25,000,000	Commonwealth Bank of Australia	5.09%	02/18/25	24,999,688
25,000,000	Commonwealth Bank of Australia	5.01%	04/10/25	25,000,000
10,000,000	Commonwealth Bank of Australia	4.85%	07/28/25	10,000,000
25,000,000	ING U.S. Funding LLC	5.00%	04/22/25	25,000,000
25,000,000	Macquarie Group Ltd.	5.58%	03/18/25	25,000,000
25,000,000	National Australia Bank Ltd.	5.01%	04/11/25	25,000,000
15,000,000	National Australia Bank Ltd.	0.00%	05/05/25	15,000,000
15,000,000	National Australia Bank Ltd.	0.00%	10/01/25	15,000,000
15,000,000	Royal Bank of Canada	5.57%	03/03/25	15,000,000
10,000,000	Skandinaviska Enskilda Banken AB	5.06%	03/06/25	10,000,000
25,000,000	Skandinaviska Enskilda Banken AB	5.26%	04/30/25	25,000,000
15,000,000	Skandinaviska Enskilda Banken AB	0.00%	05/02/25	15,000,000
15,000,000	Skandinaviska Enskilda Banken AB	0.00%	10/08/25	15,000,000
15,000,000	Svenska Handelsbanken AB	5.05%	11/04/24	15,000,000
15,000,000	Toronto-Dominion Bank (The)	5.56%	02/13/25	15,000,000
15,000,000	Toronto-Dominion Bank (The)	5.63%	03/12/25	15,000,000
25,000,000	Toronto-Dominion Bank (The)	5.19%	04/22/25	25,000,000
15,000,000	Westpac Banking Corp.	5.09%	03/07/25	15,000,000
				429,875,264
	Beverages — 0.7%
12,500,000	Constellation Brands, Inc.	5.17%	11/08/24	12,487,646
20,000,000	Keurig Dr Pepper, Inc.	4.95%	11/04/24	19,991,896
10,000,000	Keurig Dr Pepper, Inc.	5.01%	11/06/24	9,993,166
				42,472,708
	Biotechnology — 0.7%
22,000,000	CSLB Holdings, Inc.	5.06%	11/04/24	21,990,876
See Notes to Financial Statements

First Trust Enhanced Short Maturity ETF (FTSM)
Portfolio of Investments (Continued)
October 31, 2024
Principal Value	Description	Annualized Yield on Date of Purchase	Stated Maturity	Value
COMMERCIAL PAPER (Continued)
	Biotechnology (Continued)
$6,310,000	CSLB Holdings, Inc.	5.13%	11/07/24	$6,304,694
15,000,000	CSLB Holdings, Inc.	5.10%	11/13/24	14,974,944
				43,270,514
	Building Materials — 0.9%
15,000,000	CRH America Finance, Inc.	5.02%	11/21/24	14,958,949
9,000,000	CRH America Finance, Inc.	4.98%	12/02/24	8,962,159
10,000,000	CRH America Finance, Inc.	4.97%	12/06/24	9,952,693
24,495,000	Vulcan Materials Co.	4.99%-5.03%	11/14/24	24,451,356
				58,325,157
	Chemicals — 2.3%
20,000,000	EIDP, Inc.	4.97%	11/19/24	19,951,188
65,000,000	FMC Corp.	5.44%-5.54%	11/01/24	65,000,000
12,000,000	Nutrien Ltd.	5.00%	11/14/24	11,978,729
15,000,000	Nutrien Ltd.	5.02%	11/26/24	14,948,694
15,000,000	Nutrien Ltd.	5.03%	12/02/24	14,936,415
15,000,000	PPG Industries, Inc.	5.03%	11/13/24	14,975,295
				141,790,321
	Commercial Services — 0.5%
30,000,000	Global Payments, Inc.	5.49%	11/01/24	30,000,000
	Electric — 0.6%
20,000,000	Consolidated Edison Co. of New York, Inc.	4.99%	11/05/24	19,989,099
15,000,000	Consolidated Edison Co. of New York, Inc.	4.99%	11/07/24	14,987,750
				34,976,849
	Electronics — 1.0%
60,350,000	Jabil, Inc.	5.30%	11/01/24	60,350,000
	Environmental Control — 0.8%
15,000,000	Republic Services, Inc.	4.98%	11/12/24	14,977,600
20,000,000	Waste Management, Inc.	4.98%	11/13/24	19,967,387
17,000,000	Waste Management, Inc.	4.95%	12/02/24	16,928,972
				51,873,959
	Food — 1.4%
20,000,000	Conagra Brands, Inc.	5.35%	11/08/24	19,979,542
15,000,000	Conagra Brands, Inc.	5.22%	11/18/24	14,963,167
18,300,000	J. M. Smucker (The) Co.	4.98%	11/01/24	18,300,000
15,000,000	Mondelez International, Inc.	4.98%	11/18/24	14,965,400
20,000,000	Mondelez International, Inc.	4.98%	11/20/24	19,948,440
				88,156,549
	Lodging — 1.0%
20,000,000	Marriott International, Inc.	4.99%	11/12/24	19,970,052
25,000,000	Marriott International, Inc.	5.00%	11/21/24	24,931,935
15,000,000	Marriott International, Inc.	4.99%	11/22/24	14,957,166
				59,859,153
	Mining — 0.7%
10,000,000	Glencore Funding LLC	5.05%	11/05/24	9,994,484
See Notes to Financial Statements

First Trust Enhanced Short Maturity ETF (FTSM)
Portfolio of Investments (Continued)
October 31, 2024
Principal Value	Description	Annualized Yield on Date of Purchase	Stated Maturity	Value
COMMERCIAL PAPER (Continued)
	Mining (Continued)
$20,000,000	Glencore Funding LLC	5.01%	11/14/24	$19,964,471
15,000,000	Glencore Funding LLC	4.96%	11/19/24	14,963,506
				44,922,461
	Miscellaneous Manufacturing — 0.5%
20,000,000	Parker-Hannifin Corp.	4.95%	11/25/24	19,935,288
12,100,000	Parker-Hannifin Corp.	4.94%	12/19/24	12,022,133
				31,957,421
	Oil & Gas — 0.4%
25,000,000	Suncor Energy, Inc.	5.01%	12/12/24	24,860,431
	Packaging & Containers — 0.2%
10,000,000	WRKCo, Inc.	5.00%	11/13/24	9,983,642
	Pipelines — 3.5%
20,000,000	Enbridge U.S., Inc.	5.03%	11/14/24	19,964,341
20,000,000	Enbridge U.S., Inc.	5.01%	11/18/24	19,953,678
24,200,000	Energy Transfer, L.P.	5.03%	11/01/24	24,200,000
28,000,000	Kinder Morgan, Inc.	5.01%	11/01/24	28,000,000
65,000,000	Targa Resources Corp.	5.03%	11/01/24	65,000,000
25,000,000	TransCanada PipeLines Ltd.	5.05%	11/06/24	24,982,758
15,000,000	TransCanada PipeLines Ltd.	4.96%	11/15/24	14,971,623
20,000,000	TransCanada PipeLines Ltd.	4.96%	12/04/24	19,910,963
				216,983,363
	Real Estate Investment Trusts — 0.7%
20,000,000	Alexandria Real Estate Equities, Inc.	5.05%	11/08/24	19,980,692
15,000,000	Crown Castle, Inc.	5.29%	12/05/24	14,926,585
10,000,000	Crown Castle, Inc.	5.30%	12/10/24	9,943,859
				44,851,136
	Retail — 1.3%
60,000,000	AutoNation, Inc.	5.29%	11/01/24	60,000,000
18,800,000	AutoZone, Inc.	4.93%	11/04/24	18,792,401
				78,792,401
	Telecommunications — 1.1%
20,000,000	AT&T, Inc.	5.01%	11/06/24	19,986,331
15,000,000	Bell Telephone Co. of Canada or Bell Canada (The)	5.02%	11/18/24	14,965,083
15,000,000	Bell Telephone Co. of Canada or Bell Canada (The)	5.00%	11/25/24	14,950,947
15,000,000	Bell Telephone Co. of Canada or Bell Canada (The)	4.99%	12/05/24	14,930,839
				64,833,200
	Transportation — 0.8%
15,000,000	Canadian National Railway Co.	4.99%	11/05/24	14,991,824
14,000,000	Canadian National Railway Co.	5.00%	11/13/24	13,977,087
20,000,000	Canadian National Railway Co.	4.91%	11/20/24	19,949,201
				48,918,112
	Total Commercial Paper			1,769,215,621
	(Cost $1,769,215,620)

See Notes to Financial Statements

First Trust Enhanced Short Maturity ETF (FTSM)
Portfolio of Investments (Continued)
October 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
ASSET-BACKED SECURITIES — 12.4%
	AMSR Trust
$2,832,239	Series 2020-SFR2, Class A (b)	1.63%	07/17/37	$2,767,734
9,950,452	Series 2020-SFR1, Class A (b)	1.82%	04/17/37	9,824,752
	Bank of America Auto Trust
15,316,472	Series 2023-2A, Class A2 (b)	5.85%	08/17/26	15,367,544
15,700,000	Series 2024-1A, Class A3 (b)	5.35%	11/15/28	15,889,094
	BMW Vehicle Lease Trust
9,512,631	Series 2023-1, Class A3	5.16%	11/25/25	9,518,831
2,750,354	Series 2023-2, Class A2	5.95%	08/25/25	2,753,033
30,000,000	Series 2024-1, Class A3	4.98%	03/25/27	30,146,265
	BMW Vehicle Owner Trust
4,498,260	Series 2023-A, Class A2A	5.72%	04/27/26	4,506,346
15,000,000	Series 2024-A, Class A3	5.18%	02/26/29	15,195,783
	Chase Auto Owner Trust
11,500,000	Series 2024-3A, Class A2 (b)	5.53%	09/27/27	11,557,265
	Citizens Auto Receivables Trust
10,852,169	Series 2024-1, Class A2A (b)	5.43%	10/15/26	10,873,942
10,000,000	Series 2024-2, Class A3 (b)	5.33%	08/15/28	10,104,576
	CoreVest American Finance Trust
13,802,203	Series 2020-2, Class A (b)	3.38%	05/15/52	13,643,650
	Dell Equipment Finance Trust
404,460	Series 2023-1, Class A2 (b)	5.65%	09/22/28	404,561
5,297,327	Series 2023-2, Class A2 (b)	5.84%	01/22/29	5,306,331
9,985,394	Series 2023-3, Class A2 (b)	6.10%	04/23/29	10,024,505
5,902,000	Series 2024-1, Class A3 (b)	5.39%	03/22/30	5,969,851
20,000,000	Series 2024-2, Class A2 (b)	4.69%	08/22/30	19,984,536
	Ford Credit Auto Owner Trust
2,249,200	Series 2022-C, Class A3	4.48%	12/15/26	2,246,201
1,648,958	Series 2023-A, Class A2A	5.14%	03/15/26	1,648,977
4,465,000	Series 2023-A, Class A3	4.65%	02/15/28	4,468,501
9,345,022	Series 2023-C, Class A2A	5.68%	09/15/26	9,374,997
10,000,000	Series 2024-A, Class A3	5.09%	12/15/28	10,108,600
	GM Financial Automobile Leasing Trust
802,354	Series 2023-2, Class A2A	5.44%	10/20/25	802,604
	GM Financial Consumer Automobile Receivables Trust
3,315,000	Series 2023-2, Class A3	4.47%	02/16/28	3,309,998
18,000,000	Series 2024-4, Class A2B, 30 Day Average SOFR + 0.40% (a)	5.93%	10/18/27	18,009,416
	Honda Auto Receivables Owner Trust
6,564,140	Series 2023-2, Class A2	5.41%	04/15/26	6,573,036
27,547,000	Series 2024-1, Class A3	5.21%	08/15/28	27,878,005
	Huntington Auto Trust
18,840,915	Series 2024-1A, Class A2 (b)	5.50%	03/15/27	18,892,208
	John Deere Owner Trust
2,707,731	Series 2023-A, Class A2	5.28%	03/16/26	2,708,627
12,290,594	Series 2023-B, Class A2	5.59%	06/15/26	12,308,784
7,664,241	Series 2023-C, Class A2	5.76%	08/17/26	7,684,780
18,000,000	Series 2024-A, Class A3	4.96%	11/15/28	18,149,740
15,000,000	Series 2024-C, Class A2B, 30 Day Average SOFR + 0.43% (a)	5.42%	08/16/27	15,011,317
	Kubota Credit Owner Trust
7,000,000	Series 2024-1A, Class A2 (b)	5.39%	01/15/27	7,027,133
See Notes to Financial Statements

First Trust Enhanced Short Maturity ETF (FTSM)
Portfolio of Investments (Continued)
October 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
ASSET-BACKED SECURITIES (Continued)
	Mercedes-Benz Auto Lease Trust
$1,851,006	Series 2023-A, Class A2	5.24%	11/17/25	$1,851,409
16,525,000	Series 2023-A, Class A3	4.74%	01/15/27	16,527,130
	Mercedes-Benz Auto Receivables Trust
6,842,096	Series 2022-1, Class A3	5.21%	08/16/27	6,864,645
27,826,295	Series 2023-1, Class A3	4.51%	11/15/27	27,792,951
13,709,719	Series 2023-2, Class A2	5.92%	11/16/26	13,761,315
20,000,000	Series 2024-1, Class A3	4.80%	04/16/29	20,087,614
	Porsche Financial Auto Securitization Trust
8,192,685	Series 2023-2A, Class A2A (b)	5.88%	11/23/26	8,209,983
	T-Mobile U.S. Trust
48,026,000	Series 2022-1A, Class A (b)	4.91%	05/22/28	48,044,231
26,118,000	Series 2024-1A, Class A (b)	5.05%	09/20/29	26,295,451
17,000,000	Series 2024-2A, Class A (b)	4.25%	05/21/29	16,813,197
	Toyota Auto Receivables Owner Trust
4,944,259	Series 2023-B, Class A2A	5.28%	05/15/26	4,947,590
3,212,000	Series 2023-B, Class A3	4.71%	02/15/28	3,216,156
6,746,093	Series 2023-C, Class A2A	5.60%	08/17/26	6,760,711
19,462,195	Series 2023-D, Class A2A	5.80%	11/16/26	19,537,245
6,500,000	Series 2023-D, Class A3	5.54%	08/15/28	6,606,524
15,000,000	Series 2024-A, Class A3	4.83%	10/16/28	15,072,366
	Toyota Lease Owner Trust
7,045,000	Series 2024-A, Class A4 (b)	5.26%	06/20/28	7,120,146
20,000,000	Series 2024-B, Class A2B, 30 Day Average SOFR + 0.44% (a) (b)	5.33%	02/22/27	20,011,818
	Verizon Master Trust
26,140,000	Series 2022-6, Class A	3.67%	01/22/29	25,951,580
36,621,000	Series 2023-2, Class A	4.89%	04/13/28	36,642,050
7,500,000	Series 2024-1, Class A1A	5.00%	12/20/28	7,532,312
40,000,000	Series 2022-7, Class A1A, steps up to 5.98% on 11/20/24 (e)	5.23%	11/22/27	40,001,480
	Volkswagen Auto Lease Trust
22,500,000	Series 2024-A, Class A3	5.21%	06/21/27	22,729,005
	Total Asset-Backed Securities			762,418,432
	(Cost $757,775,023)
FOREIGN CORPORATE BONDS AND NOTES — 8.3%
	Banks — 4.3%
5,000,000	Banque Federative du Credit Mutuel S.A., SOFR Compounded Index + 0.41% (a) (b)	5.55%	02/04/25	5,002,594
15,000,000	Barclays PLC	3.65%	03/16/25	14,923,697
25,000,000	BNP Paribas S.A., SOFR + 0.25% (a)	5.06%	07/10/25	24,920,250
9,850,000	Canadian Imperial Bank of Commerce, SOFR Compounded Index + 0.93% (a)	5.84%	09/11/27	9,883,635
17,619,000	Cooperatieve Rabobank U.A.	1.38%	01/10/25	17,500,942
20,000,000	Cooperatieve Rabobank U.A., SOFR Compounded Index + 0.62% (a)	5.61%	08/28/26	20,039,060
10,000,000	Cooperatieve Rabobank U.A.	5.04%	03/05/27	10,136,753
20,000,000	Royal Bank of Canada	4.95%	04/25/25	20,028,193
15,000,000	Royal Bank of Canada (c)	5.07%	07/23/27	15,098,281
25,000,000	Svenska Handelsbanken NY, SOFR + 0.23% (a)	5.04%	11/22/24	25,002,333
20,000,000	Svenska Handelsbanken NY, SOFR + 0.20% (a)	5.01%	05/16/25	19,971,200
19,646,000	UBS AG/London, SOFR + 0.47% (a) (b)	5.31%	01/13/25	19,649,983
See Notes to Financial Statements

First Trust Enhanced Short Maturity ETF (FTSM)
Portfolio of Investments (Continued)
October 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
FOREIGN CORPORATE BONDS AND NOTES (Continued)
	Banks (Continued)
$20,000,000	UBS AG/London	5.80%	09/11/25	$20,212,310
15,000,000	UBS Group AG, 1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.08% (b) (c)	1.36%	01/30/27	14,335,734
25,000,000	Westpac Banking Corp., SOFR + 0.30% (a)	5.11%	06/06/25	24,985,500
				261,690,465
	Beverages — 0.3%
20,650,000	Bacardi Ltd. (b)	4.45%	05/15/25	20,582,414
	Chemicals — 0.3%
20,000,000	Nutrien Ltd.	5.90%	11/07/24	20,002,261
	Cosmetics/Personal Care — 0.3%
20,000,000	Haleon UK Capital PLC	3.13%	03/24/25	19,865,046
	Food — 0.3%
9,955,000	Mondelez International Holdings Netherlands B.V. (b)	4.25%	09/15/25	9,917,505
10,000,000	Mondelez International Holdings Netherlands B.V. (b)	1.25%	09/24/26	9,374,688
				19,292,193
	Healthcare-Products — 0.3%
15,279,000	DH Europe Finance II Sarl	2.20%	11/15/24	15,260,895
	Healthcare-Services — 0.2%
13,000,000	Icon Investments Six DAC	5.81%	05/08/27	13,261,840
	Media — 0.3%
15,627,000	Thomson Reuters Corp.	3.35%	05/15/26	15,319,729
	Oil & Gas — 0.9%
24,136,000	Canadian Natural Resources Ltd.	3.90%	02/01/25	24,060,090
35,000,000	Canadian Natural Resources Ltd.	2.05%	07/15/25	34,295,445
				58,355,535
	Packaging & Containers — 0.5%
30,495,000	CCL Industries, Inc. (b)	3.25%	10/01/26	29,613,945
	Pharmaceuticals — 0.3%
20,000,000	Pfizer Investment Enterprises Pte. Ltd.	4.65%	05/19/25	19,989,136
	Pipelines — 0.1%
7,471,000	Enbridge, Inc.	2.50%	02/14/25	7,418,831
	Semiconductors — 0.1%
3,469,000	Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.13%	01/15/25	3,454,169
	Transportation — 0.1%
5,000,000	Canadian Pacific Railway Co.	1.35%	12/02/24	4,984,715
	Total Foreign Corporate Bonds and Notes			509,091,174
	(Cost $507,898,841)
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 1.5%
	Collateralized Mortgage Obligations — 0.0%
	Federal Home Loan Mortgage Corporation
1,178,830	Series 4671, Class CA	3.50%	08/15/43	1,172,682
	Federal National Mortgage Association
1,310,127	Series 2014-20, Class NA	3.00%	06/25/33	1,278,379
908,329	Series 2015-28, Class GC	2.50%	06/25/34	887,180
				3,338,241
See Notes to Financial Statements

First Trust Enhanced Short Maturity ETF (FTSM)
Portfolio of Investments (Continued)
October 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Continued)
	Commercial Mortgage-Backed Securities — 1.5%
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates
$28,984,367	Series K043, Class A2	3.06%	12/25/24	$28,858,366
13,545,624	Series K045, Class A2	3.02%	01/25/25	13,463,503
21,449,039	Series K046, Class A2	3.21%	03/25/25	21,293,724
18,570,959	Series K732, Class A2	3.70%	05/25/25	18,446,313
1,229,941	Series KL1E, Class A1E	2.84%	02/25/27	1,200,279
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass-Through Certificates
7,000,000	Series KI07, Class A, 30 Day Average SOFR + 0.17% (a)	5.33%	09/25/26	6,968,147
				90,230,332
	Pass-Through Securities — 0.0%
	Federal Home Loan Mortgage Corporation
3	Pool G15821	5.00%	07/01/25	3
95	Pool G15874	5.00%	06/01/26	95
	Federal National Mortgage Association
1,316	Pool AE0812	5.00%	07/01/25	1,313
165	Pool AL5764	5.00%	09/01/25	165
109	Pool AL6212	4.50%	01/01/27	109
187	Pool AL6798	5.00%	09/01/25	186
1,113	Pool BM1299	5.00%	03/01/27	1,111
				2,982
	Total U.S. Government Agency Mortgage-Backed Securities			93,571,555
	(Cost $93,806,516)
U.S. GOVERNMENT BONDS AND NOTES — 0.6%
40,000,000	U.S. Treasury Note	4.63%	02/28/25	40,006,077
	(Cost $39,905,511)
MORTGAGE-BACKED SECURITIES — 0.5%
	Collateralized Mortgage Obligations — 0.5%
	BRAVO Residential Funding Trust
4,122,839	Series 2021-NQM1, Class A1 (b)	0.94%	02/25/49	3,801,106
	CIM Trust
815,298	Series 2019-INV1, Class A2, 30 Day Average SOFR + CSA + 1.00% (a) (b)	5.97%	02/25/49	793,462
508,245	Series 2019-INV2, Class A11, 30 Day Average SOFR + CSA + 0.95% (a) (b)	5.92%	05/25/49	488,429
3,949,939	Series 2019-INV3, Class A11, 30 Day Average SOFR + CSA + 0.95%, 5.50% Cap (a) (b)	5.50%	08/25/49	3,783,985
	COLT Mortgage Loan Trust
2,661,811	Series 2020-2R, Class A1 (b)	1.33%	10/26/65	2,407,281
	Credit Suisse Mortgage Trust
3,519,781	Series 2019-AFC1, Class A1 (b)	3.57%	07/25/49	3,374,690
3,496,831	Series 2020-NQM1, Class A1 (b)	2.21%	05/25/65	3,235,139
	GCAT Trust
1,943,451	Series 2020-NQM1, Class A1 (b)	3.25%	01/25/60	1,887,810
	JP Morgan Mortgage Trust
2,601,849	Series 2019-7, Class A11, 1 Mo. CME Term SOFR + CSA + 0.90% (a) (b)	5.75%	02/25/50	2,471,513
See Notes to Financial Statements

First Trust Enhanced Short Maturity ETF (FTSM)
Portfolio of Investments (Continued)
October 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MORTGAGE-BACKED SECURITIES (Continued)
	Collateralized Mortgage Obligations (Continued)
	JP Morgan Mortgage Trust (Continued)
$161,188	Series 2019-8, Class A11, 1 Mo. CME Term SOFR + CSA + 0.85% (a) (b)	5.70%	03/25/50	$153,139
1,885,759	Series 2019-INV1, Class A11, 1 Mo. CME Term SOFR + CSA + 0.95% (a) (b)	5.80%	10/25/49	1,814,500
116,118	Series 2019-LTV3, Class A11, 1 Mo. CME Term SOFR + CSA + 0.85% (a) (b)	5.70%	03/25/50	115,178
3,108,347	Series 2020-2, Class A11, 1 Mo. CME Term SOFR + CSA + 0.80% (a) (b)	5.65%	07/25/50	2,991,835
204,436	Series 2020-LTV1, Class A11, 1 Mo. CME Term SOFR + CSA + 1.00%, 6.00% Cap (a) (b)	5.97%	06/25/50	203,110
	OBX Trust
1,529,705	Series 2020-INV1, Class A11, 1 Mo. CME Term SOFR + CSA + 0.90% (a) (b)	5.87%	12/25/49	1,455,373
	Residential Mortgage Loan Trust
36,612	Series 2019-3, Class A2 (b)	2.94%	09/25/59	36,411
	Starwood Mortgage Residential Trust
824,285	Series 2020-1, Class A1 (b)	2.28%	02/25/50	785,264
	Verus Securitization Trust
575,530	Series 2020-4, Class A2 (b)	2.91%	05/25/65	556,608
	Total Mortgage-Backed Securities			30,354,833
	(Cost $32,203,789)

	Total Investments — 100.3%			6,179,025,384
	(Cost $6,164,952,450)
	Net Other Assets and Liabilities — (0.3)%			(18,258,173)
	Net Assets — 100.0%			$6,160,767,211

(a)	Floating or variable rate security.
(b)
This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under
Rule 144A of the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P., the Fund’s advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At October 31, 2024, securities noted as such amounted to $609,301,561 or 9.9% of net assets.

(c)
Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at October 31, 2024. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.

(d)	When-issued security. The interest rate shown reflects the rate in effect at October 31, 2024. Interest will begin accruing on the security’s first settlement date.
(e)	Step-up security. A security where the coupon increases or steps up at a predetermined date.

Abbreviations throughout the Portfolio of Investments:
CME	– Chicago Mercantile Exchange
CSA	– Credit Spread Adjustment
SOFR	– Secured Overnight Financing Rate
See Notes to Financial Statements

First Trust Enhanced Short Maturity ETF (FTSM)
Portfolio of Investments (Continued)
October 31, 2024

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 10/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Corporate Bonds and Notes*	$2,974,367,692	$—	$2,974,367,692	$—
Commercial Paper*	1,769,215,621	—	1,769,215,621	—
Asset-Backed Securities	762,418,432	—	762,418,432	—
Foreign Corporate Bonds and Notes*	509,091,174	—	509,091,174	—
U.S. Government Agency Mortgage-Backed Securities	93,571,555	—	93,571,555	—
U.S. Government Bonds and Notes	40,006,077	—	40,006,077	—
Mortgage-Backed Securities	30,354,833	—	30,354,833	—
Total Investments	$6,179,025,384	$—	$6,179,025,384	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Enhanced Short Maturity ETF (FTSM)
Statement of Assets and Liabilities
October 31, 2024

ASSETS:
Investments, at value	$6,179,025,384
Cash	5,419,082
Interest receivable	41,062,414
Total Assets	6,225,506,880

LIABILITIES:
Payables:
Investment securities purchased	37,591,507
Distributions to shareholders	24,834,983
Investment advisory fees	2,313,179
Total Liabilities	64,739,669
NET ASSETS	$6,160,767,211

NET ASSETS consist of:
Paid-in capital	$6,158,733,800
Par value	1,030,497
Accumulated distributable earnings (loss)	1,002,914
NET ASSETS	$6,160,767,211
NET ASSET VALUE, per share	$59.78
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	103,049,724
Investments, at cost	$6,164,952,450
See Notes to Financial Statements

First Trust Enhanced Short Maturity ETF (FTSM)
Statement of Operations
For the Year Ended October 31, 2024

INVESTMENT INCOME:
Interest	$355,870,689
Total investment income	355,870,689

EXPENSES:
Investment advisory fees	29,162,388
Total expenses	29,162,388
NET INVESTMENT INCOME (LOSS)	326,708,301

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments	1,514,319
Net change in unrealized appreciation (depreciation) on investments	41,285,170
NET REALIZED AND UNREALIZED GAIN (LOSS)	42,799,489
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$369,507,790
See Notes to Financial Statements

First Trust Enhanced Short Maturity ETF (FTSM)
Statements of Changes in Net Assets

	Year Ended 10/31/2024	Year Ended 10/31/2023
OPERATIONS:
Net investment income (loss)	$326,708,301	$340,081,365
Net realized gain (loss)	1,514,319	(1,584,808)
Net change in unrealized appreciation (depreciation)	41,285,170	20,137,007
Net increase (decrease) in net assets resulting from operations	369,507,790	358,633,564

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(326,001,581)	(341,202,280)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	484,374,133	2,136,185,045
Cost of shares redeemed	(1,903,384,096)	(1,501,109,319)
Net increase (decrease) in net assets resulting from shareholder transactions	(1,419,009,963)	635,075,726
Total increase (decrease) in net assets	(1,375,503,754)	652,507,010

NET ASSETS:
Beginning of period	7,536,270,965	6,883,763,955
End of period	$6,160,767,211	$7,536,270,965

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	126,799,724	116,099,724
Shares sold	8,100,000	35,900,000
Shares redeemed	(31,850,000)	(25,200,000)
Shares outstanding, end of period	103,049,724	126,799,724
See Notes to Financial Statements

First Trust Enhanced Short Maturity ETF (FTSM)
Financial Highlights
For a share outstanding throughout each period

	Year Ended October 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of period	$59.43	$59.29	$59.89	$60.03	$60.09
Income from investment operations:
Net investment income (loss)	2.95 (a)	2.61 (a)	0.64	0.28	0.85
Net realized and unrealized gain (loss)	0.37	0.14	(0.60)	(0.15)	(0.05)
Total from investment operations	3.32	2.75	0.04	0.13	0.80
Distributions paid to shareholders from:
Net investment income	(2.97)	(2.61)	(0.64)	(0.27)	(0.86)
Net asset value, end of period	$59.78	$59.43	$59.29	$59.89	$60.03
Total return (b)	5.70%	4.72%	0.08%	0.22%	1.34%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$6,160,767	$7,536,271	$6,883,764	$4,410,979	$5,168,783
Ratio of total expenses to average net assets	0.44%	0.45%	0.45%	0.45%	0.45%
Ratio of net expenses to average net assets	0.44%	0.35%	0.25%	0.25%	0.38%
Ratio of net investment income (loss) to average net assets	4.93%	4.38%	1.26%	0.47%	1.41%
Portfolio turnover rate (c)	62%	64%	56%	82%	73%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(c)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Enhanced Short Maturity ETF (FTSM)
October 31, 2024

1. Organization
First Trust Exchange-Traded Fund IV (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on September 15, 2010, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
This report covers the First Trust Enhanced Short Maturity ETF (the “Fund”), a diversified series of the Trust, which trades under the ticker “FTSM” on Nasdaq, Inc. The Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
The Fund is an actively managed exchange-traded fund (“ETF”). The Fund’s investment objective is to seek current income, consistent with preservation of capital and daily liquidity. Under normal market conditions, the Fund intends to achieve its investment objective by investing at least 80% of its net assets in a portfolio of U.S. dollar-denominated fixed- and variable-rate debt securities, including securities issued or guaranteed by the U.S. government or its agencies, instrumentalities or U.S. government-sponsored entities, residential and commercial mortgage-backed securities, asset-backed securities, U.S. corporate bonds, fixed income securities issued by non-U.S. corporations and governments, municipal obligations, privately issued securities and other debt securities bearing fixed or floating interest rates. The Fund may also invest in money market securities. The Fund may invest in investment companies, such as ETFs, that invest primarily in debt securities. The Fund intends to limit its investments in privately-issued, non-agency sponsored mortgage- and asset-backed securities to 20% of its net assets. The Fund may also invest up to 20% of its net assets in floating rate loans representing amounts borrowed by companies or other entities from banks and other lenders. A significant portion of these loans may be rated below investment grade or unrated. Floating rate loans held by the Fund may be senior or subordinate obligations of the borrower and may or may not be secured by collateral. Under normal market conditions, the Fund’s portfolio is expected to have an average duration of less than one year and an average maturity of less than three years. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Corporate bonds, corporate notes, U.S. government securities, mortgage-backed securities, asset-backed securities, certificates of deposit and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Advisor’s Pricing Committee, which may use the following valuation inputs when available:

Notes to Financial Statements (Continued)
First Trust Enhanced Short Maturity ETF (FTSM)
October 31, 2024
 1)
benchmark yields;
 2)
reported trades;
 3)
broker/dealer quotes;
 4)
issuer spreads;
 5)
benchmark securities;
 6)
bids and offers; and
 7)
reference data including market research publications.
Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots.
Commercial paper is fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
 1)
the credit conditions in the relevant market and changes thereto;
 2)
the liquidity conditions in the relevant market and changes thereto;
 3)
the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
 4)
issuer-specific conditions (such as significant credit deterioration); and
 5)
any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
 1)
the most recent price provided by a pricing service;
 2)
available market prices for the fixed-income security;
 3)
the fundamental business data relating to the borrower/issuer;
 4)
an evaluation of the forces which influence the market in which these securities are purchased and sold;
 5)
the type, size and cost of a security;
 6)
the financial statements of the borrower/issuer or the financial condition of the country of issue;
 7)
the credit quality and cash flow of the borrower/issuer, or country of issue, based on the Pricing Committee’s, sub-advisor’s or portfolio manager’s analysis, as applicable, or external analysis;
 8)
the information as to any transactions in or offers for the security;
 9)
the price and extent of public trading in similar securities of the borrower/issuer, or comparable companies;
10)
the coupon payments;
11)
the quality, value and salability of collateral, if any, securing the security;
12)
the business prospects of the borrower/issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the borrower’s/issuer’s management (for corporate debt only);
13)
the prospects for the borrower’s/issuer’s industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry (for corporate debt only);
14)
the borrower’s/issuer’s ability to access additional liquidity through public and/or private markets; and
15)
other relevant factors.

Notes to Financial Statements (Continued)
First Trust Enhanced Short Maturity ETF (FTSM)
October 31, 2024
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•  Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•  Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o  Quoted prices for similar investments in active markets.
o  Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o  Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o  Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•  Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of October 31, 2024, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At October 31, 2024, the Fund held $7,485,839 of when-issued or delayed-delivery securities. At October 31, 2024, the Fund had no forward purchase commitments.
C. Dividends and Distributions to Shareholders
Dividends from net investment income of the Fund, if any, are declared and paid monthly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom the shares were purchased makes such option available. Such shares will generally be reinvested by the broker based upon the market price of those shares and investors may be subject to customary brokerage commissions charged by the broker.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid during the fiscal years ended October 31, 2024 and 2023 was as follows:

Distributions paid from:	2024	2023
Ordinary income	$332,008,131	$326,355,459
Capital gains	—	—
Return of capital	—	—

Notes to Financial Statements (Continued)
First Trust Enhanced Short Maturity ETF (FTSM)
October 31, 2024
As of October 31, 2024, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed ordinary income	$(367,986)
Accumulated capital and other gain (loss)	(12,963,664)
Net unrealized appreciation (depreciation)	14,334,564
D. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2021, 2022, 2023, and 2024 remain open to federal and state audit. As of October 31, 2024, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2024, for federal income tax purposes, the Fund had $12,963,664 of non-expiring capital loss carryforwards available, to the extent provided by regulations, to offset future capital gains. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to the Fund’s shareholders.
During the fiscal year ended October 31, 2024, the Fund utilized $1,491,937 of non-expiring capital loss carryforwards.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2024, the Fund had no net late year ordinary or capital losses.
For the fiscal year ended October 31, 2024, there were no tax adjustments made to paid-in capital and accumulated distributable earnings (loss) accounts due to differences between book and tax treatments.
As of October 31, 2024, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:

Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$6,164,690,820	$17,377,764	$(3,043,200)	$14,334,564
E. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund’s portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust manages the investment of the Fund’s assets and is responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal,

Notes to Financial Statements (Continued)
First Trust Enhanced Short Maturity ETF (FTSM)
October 31, 2024
audit, and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses with the exception of those attributable to affiliated funds, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The annual unitary management fee payable by the Fund to First Trust for these services will be reduced at certain levels of the Fund’s net assets (“breakpoints”) and calculated pursuant to the following schedule:

Breakpoints
Fund net assets up to and including $2.5 billion	0.45000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.43875%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.42750%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.41625%
Fund net assets greater than $10 billion	0.40500%
Pursuant to a separate contractual agreement between the Trust, on behalf of the Fund, and First Trust, the management fees paid to First Trust will be reduced by the portion of the management fees earned by First Trust from the Fund for assets invested in other investment companies advised by First Trust. This contractual agreement shall continue until the earlier of (i) its termination at the direction of the Trust’s Board of Trustees or (ii) upon termination of the Fund’s management agreement with First Trust; however, it is expected to remain in place at least until March 1, 2025. First Trust does not have the right to recover the fees waived that are attributable to the assets invested in other investment companies advised by First Trust. During the fiscal year ended October 31, 2024, there were no fees waived by the Advisor.
The Trust has multiple service agreements with The Bank of New York Mellon (“BNY”). Under the service agreements, BNY performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BNY is responsible for custody of the Fund’s assets. As fund accountant and administrator, BNY is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BNY is responsible for maintaining shareholder records for the Fund. BNY is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee, the Vice Chair of the Audit Committee, the Lead Independent Trustee and the Vice Lead Independent Trustee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Committee Chairs, the Audit Committee Vice Chair, the Lead Independent Trustee and the Vice Lead Independent Trustee rotate periodically in serving in such capacities. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
The costs of purchases of U.S. Government securities and non-U.S. Government securities, excluding short-term investments, for the fiscal year ended October 31, 2024, were $6,969,375 and $2,346,020,426, respectively. The proceeds from sales and paydowns of U.S. Government securities and non-U.S. Government securities, excluding short-term investments, for the fiscal year ended October 31, 2024 were $477,429,374 and $2,118,461,954, respectively.
For the fiscal year ended October 31, 2024, the Fund had no in-kind transactions.
5. Creations, Redemptions and Transaction Fees
The Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with the Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in Creation Units. Prior to the start of trading on every business day, the Fund publishes through the National Securities Clearing Corporation the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of the Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After

Notes to Financial Statements (Continued)
First Trust Enhanced Short Maturity ETF (FTSM)
October 31, 2024
purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of the Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in the Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of the Fund’s shares at or close to the NAV per share of the Fund.
The Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
The Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by the Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
6. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before March 31, 2026.
7. Indemnification
The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
8. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund IV:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of First Trust Enhanced Short Maturity ETF (the “Fund”), one of the funds constituting the First Trust Exchange-Traded Fund IV, as of October 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche, LLP
Chicago, Illinois
December 20, 2024
We have served as the auditor of one or more First Trust investment companies since 2001.

Other Information
First Trust Enhanced Short Maturity ETF (FTSM)
October 31, 2024 (Unaudited)

Changes in and Disagreements with Accountants (Item 8 of Form N-CSR)
There were no changes in or disagreements with the Fund’s accountants during the fiscal year ended October 31, 2024.
Proxy Disclosures (Item 9 of Form N-CSR)
There were no matters submitted for vote by shareholders of the Fund during the fiscal year ended October 31, 2024.
Remuneration Paid to Directors, Officers, and Others (Item 10 of Form N-CSR)
Independent Trustees and any member of any advisory board of the Fund are compensated through the unitary management fee paid by the Fund to the advisor and not directly by the Fund. The investment advisory fee paid is included in the Statement of Operations.
Statement Regarding the Basis for the Board’s Approval of Investment Advisory Contract (Item 11 of Form N-CSR)
The Board of Trustees of First Trust Exchange-Traded Fund IV (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Agreement”) with First Trust Advisors L.P. (the “Advisor”) on behalf of the First Trust Enhanced Short Maturity ETF (the “Fund”). The Board approved the continuation of the Agreement for a one-year period ending June 30, 2025 at a meeting held on June 2-3, 2024. The Board determined that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 16, 2024, April 25, 2024 and June 2-3, 2024, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate schedule payable by the Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; any indirect benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”); and information on the Advisor’s compliance program. The Board reviewed initial materials with the Advisor at the meeting held on April 25, 2024, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the April 25, 2024 meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 2-3, 2024 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from the Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor manages the Fund and knowing the Fund’s unitary fee.
In reviewing the Agreement, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, as well as the background and experience of the persons responsible for such services. The Board noted that the Fund is an actively-managed ETF and considered the background and experience of the persons responsible for the day-to-day management of the Fund’s investments. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 25, 2024 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund

Other Information (Continued)
First Trust Enhanced Short Maturity ETF (FTSM)
October 31, 2024 (Unaudited)
Complex. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed the Fund consistent with its investment objective, policies and restrictions.
The Board considered the unitary fee rate schedule payable by the Fund under the Agreement for the services provided. The Board considered that as part of the unitary fee the Advisor is responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Agreement and interest, taxes, acquired fund fees and expenses, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board noted that the Advisor had previously agreed to reduce the unitary fee to the extent of acquired fund fees and expenses of shares of investment companies advised by the Advisor that are held by the Fund. The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the total expense ratio for the Fund was above the median total (net) expense ratio of the peer funds in the Expense Group. With respect to the Expense Group, the Board discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, and different business models that may affect the pricing of services among ETF sponsors. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Fund and other non-ETF clients that limited their comparability. In considering the unitary fee rate schedule overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund’s performance. The Board received and reviewed information comparing the Fund’s performance for periods ended December 31, 2023 to the performance of the funds in the Performance Universe and to that of a benchmark index. Based on the information provided, the Board noted that the Fund underperformed the Performance Universe median and outperformed the benchmark index for the one-year period ended December 31, 2023 and outperformed the Performance Universe median and the benchmark index for the three- and five-year periods ended December 31, 2023.
On the basis of all the information provided on the unitary fee and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to the Fund under the Agreement.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund at current asset levels and whether the Fund may benefit from any economies of scale. The Board noted that the unitary fee rate schedule for the Fund includes breakpoints pursuant to which the unitary fee rate will be reduced as assets of the Fund meet certain thresholds. The Board considered the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Fund will increase during the next twelve months as the Advisor continues to build infrastructure and add new staff. The Board also noted that under the unitary fee structure, any reduction in expenses associated with the management and operations of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for shareholders of the Fund. The Board concluded that the unitary fee rate schedule for the Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the management of the Fund at current asset levels. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2023 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable. In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with the Fund. The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.

Other Information (Continued)
First Trust Enhanced Short Maturity ETF (FTSM)
October 31, 2024 (Unaudited)
Remuneration Disclosure Under the Alternative Investment Fund Managers Directive
First Trust Advisors L.P. (“First Trust”) is authorised and regulated by the U.S. Securities and Exchange Commission and is entitled to market shares of certain funds it manages, including First Trust Enhanced Short Maturity ETF (the “Fund”), in certain member states in the European Economic Area in accordance with the cooperation arrangements in Article 42 of the Alternative Investment Fund Managers Directive (the “Directive”). First Trust is required under the Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust’s interpretation of currently available regulatory guidance on remuneration disclosures.
During the year ended December 31, 2023, the amount of remuneration paid (or to be paid) by First Trust Advisors L.P. in respect of the Fund is $9,465,819. This figure is comprised of $701,458 paid (or to be paid) in fixed compensation and $8,764,361 paid (or to be paid) in variable compensation. There were a total of 30 beneficiaries of the remuneration described above. Those amounts include $1,847,899 paid (or to be paid) to senior management of First Trust Advisors L.P. and $7,617,920 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust Advisors L.P. or the Fund (collectively, “Code Staff”).
Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust’s remuneration policy (the “Remuneration Policy”) which is determined and implemented by First Trust’s senior management. The Remuneration Policy reflects First Trust’s ethos of good governance and encapsulates the following principal objectives:
i.
to provide a clear link between remuneration and performance of First Trust and to avoid rewarding for failure;
ii.
to promote sound and effective risk management consistent with the risk profiles of the funds managed by First Trust; and
iii.
to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the funds managed by First Trust in a manner that avoids conflicts of interest.
First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest. First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.
First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust. Remuneration is not based upon the performance of the Fund.
The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.
No individual is involved in setting his or her own remuneration.
Federal Tax Information
Distributions paid to foreign shareholders during the Fund’s fiscal year ended October 31, 2024 that were properly designated by the Fund as “interest-related dividends” or “short-term capital gain dividends,” may not be subject to federal income tax provided that the income was earned directly by such foreign shareholders.
Of the ordinary income (including short-term capital gain) distributions made by the Fund during the fiscal year ended October 31, 2024, none qualify for the corporate dividends received deduction available to corporate shareholders or as qualified dividend income.

First Trust Exchange-Traded Fund IV

First Trust High Income Strategic Focus ETF (HISF)
Annual Financial Statements and Other Information For the Year Ended October 31, 2024

First Trust High Income Strategic Focus ETF (HISF)
Annual Financial Statements and Other Information
October 31, 2024
Performance and Risk Disclosure
There is no assurance that First Trust High Income Strategic Focus ETF (the “Fund”) will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
First Trust Advisors L.P., the Fund’s advisor, may also periodically provide additional information on Fund performance on the Fund’s webpage at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data that provides insight into the Fund’s performance and investment approach.
The material risks of investing in the Fund are spelled out in its prospectus, statement of additional information, and other Fund regulatory filings.

First Trust High Income Strategic Focus ETF (HISF)
Portfolio of Investments
October 31, 2024

Shares	Description	Value
EXCHANGE-TRADED FUNDS — 99.9%
	Capital Markets (a) — 99.9%
82,280	First Trust Emerging Markets Local Currency Bond ETF	$2,251,181
167,461	First Trust Intermediate Duration Investment Grade Corporate ETF	3,478,165
248,547	First Trust Limited Duration Investment Grade Corporate ETF	4,704,995
159,740	First Trust Long Duration Opportunities ETF	3,404,059
144,980	First Trust Low Duration Opportunities ETF	7,050,377
66,083	First Trust Preferred Securities and Income ETF	1,182,225
227,533	First Trust Tactical High Yield ETF	9,428,968
342,742	First Trust TCW Opportunistic Fixed Income ETF	14,977,825
	Total Exchange-Traded Funds	46,477,795
	(Cost $48,183,384)
MONEY MARKET FUNDS — 0.1%
28,085	Dreyfus Government Cash Management Fund, Institutional Shares - 4.76% (b)	28,085
	(Cost $28,085)

	Total Investments — 100.0%	46,505,880
	(Cost $48,211,469)
	Net Other Assets and Liabilities — 0.0%	21,274
	Net Assets — 100.0%	$46,527,154

(a)	Represents investments in affiliated funds.
(b)	Rate shown reflects yield as of October 31, 2024.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 10/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Exchange-Traded Funds*	$ 46,477,795	$ 46,477,795	$ —	$ —
Money Market Funds	28,085	28,085	—	—
Total Investments	$46,505,880	$46,505,880	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust High Income Strategic Focus ETF (HISF)
Statement of Assets and Liabilities
October 31, 2024

ASSETS:
Investments, at value - Affiliated	$46,477,795
Investments, at value - Unaffiliated	28,085
Total investments, at value	46,505,880
Receivables:
Dividends	23,673
Reclaims	3,697
Total Assets	46,533,250

LIABILITIES:
Investment advisory fees payable	6,096
Total Liabilities	6,096
NET ASSETS	$46,527,154

NET ASSETS consist of:
Paid-in capital	$57,558,359
Par value	10,500
Accumulated distributable earnings (loss)	(11,041,705)
NET ASSETS	$46,527,154
NET ASSET VALUE, per share	$44.31
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	1,050,002
Investments, at cost - Affiliated	$48,183,384
Investments, at cost - Unaffiliated	$28,085
Total investments, at cost	$48,211,469
See Notes to Financial Statements

First Trust High Income Strategic Focus ETF (HISF)
Statement of Operations
For the Year Ended October 31, 2024

INVESTMENT INCOME:
Dividends - Affiliated	$1,750,599
Dividends - Unaffiliated	26,501
Total investment income	1,777,100

EXPENSES:
Investment advisory fees	72,439
Total expenses	72,439
Less fees waived by the investment advisor	(4,050)
Net expenses	68,389
NET INVESTMENT INCOME (LOSS)	1,708,711

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments - Affiliated	(672,229)
Investments - Unaffiliated	(104,816)
In-kind redemptions - Affiliated	764
Net realized gain (loss)	(776,281)
Net change in unrealized appreciation (depreciation) on:
Investments - Affiliated	2,158,911
Investments - Unaffiliated	299,046
Foreign currency translation	(1)
Net change in unrealized appreciation (depreciation)	2,457,956
NET REALIZED AND UNREALIZED GAIN (LOSS)	1,681,675
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,390,386
See Notes to Financial Statements

First Trust High Income Strategic Focus ETF (HISF)
Statements of Changes in Net Assets

	Year Ended 10/31/2024	Year Ended 10/31/2023
OPERATIONS:
Net investment income (loss)	$1,708,711	$1,297,568
Net realized gain (loss)	(776,281)	(850,092)
Net change in unrealized appreciation (depreciation)	2,457,956	(30,166)
Net increase (decrease) in net assets resulting from operations	3,390,386	417,310

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(1,714,674)	(1,512,984)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	15,510,735	2,231,607
Cost of shares redeemed	—	(10,957,066)
Net increase (decrease) in net assets resulting from shareholder transactions	15,510,735	(8,725,459)
Total increase (decrease) in net assets	17,186,447	(9,821,133)

NET ASSETS:
Beginning of period	29,340,707	39,161,840
End of period	$46,527,154	$29,340,707

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	700,002	900,002
Shares sold	350,000	50,000
Shares redeemed	—	(250,000)
Shares outstanding, end of period	1,050,002	700,002
See Notes to Financial Statements

First Trust High Income Strategic Focus ETF (HISF)
Financial Highlights
For a share outstanding throughout each period

	Year Ended October 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of period	$41.92	$43.51	$50.34	$44.98	$50.62
Income from investment operations:
Net investment income (loss)	2.09 (a)	1.59 (a)	0.99	1.47	1.46
Net realized and unrealized gain (loss)	2.36	(1.32)	(6.12)	5.80 (b)	(5.07)
Total from investment operations	4.45	0.27	(5.13)	7.27	(3.61)
Distributions paid to shareholders from:
Net investment income	(2.06)	(1.86)	(1.70)	(1.91)	(1.97)
Return of capital	—	—	—	—	(0.06)
Total distributions	(2.06)	(1.86)	(1.70)	(1.91)	(2.03)
Net asset value, end of period	$44.31	$41.92	$43.51	$50.34	$44.98
Total return (c)	10.73%	0.52%	(10.38)%	16.33% (b)	(7.19)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$46,527	$29,341	$39,162	$70,477	$60,719
Ratio of total expenses to average net assets (d)	0.20%	0.20%	0.46%	0.85%	0.85%
Ratio of net expenses to average net assets (d)	0.19%	0.20%	0.30%	0.42%	0.46%
Ratio of net investment income (loss) to average net assets (d)	4.72%	3.60%	2.83%	2.94%	3.08%
Portfolio turnover rate (e)	36%	38% (f)	149%	101%	118%

(a)	Based on average shares outstanding.
(b)
The Fund received a payment from the advisor in the amount of $1,758 in connection with a trade error, which represents less than $0.01 per share. Since the advisor reimbursed the Fund, there was no effect on the Fund’s total return.

(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived by the Advisor.

(d)
Ratios of expenses to average net assets and ratio of net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of expenses and income of underlying investment companies in which the Fund invests.

(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(f)	The variation in the portfolio turnover rate is due to the change in the Fund’s investment strategy effective February 28, 2022, which resulted in a rebalance of the Fund’s portfolio.
See Notes to Financial Statements

Notes to Financial Statements
First Trust High Income Strategic Focus ETF (HISF)
October 31, 2024

1. Organization
First Trust Exchange-Traded Fund IV (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on September 15, 2010, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
This report covers the First Trust High Income Strategic Focus ETF (the “Fund”), a diversified series of the Trust, which trades under the ticker “HISF” on Nasdaq, Inc. (“Nasdaq”). The Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
The Fund is an actively managed exchange-traded fund (“ETF”). The Fund’s primary investment objective is to seek risk-adjusted income. The Fund’s secondary investment objective is capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objectives by investing in a portfolio of U.S.-listed exchange-traded funds (“Underlying ETFs”) that is designed to follow the High Income Model (the “High Income Model”) developed by the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”). The Fund, through its investments in the Underlying ETFs comprising the High Income Model, seeks to provide investors with a diversified income stream by holding a blend of fixed income assets that are actively managed to seek levels of high income and total return. The High Income Model is principally composed of ETFs for which First Trust serves as investment advisor. Therefore, a significant portion of the ETFs in which the Fund invests are advised by First Trust. However, the Fund may also invest in ETFs other than First Trust ETFs.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. The Fund’s NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Advisor’s Pricing Committee in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. All other assets of the Fund initially expressed in foreign currencies will be converted to U.S. dollars using exchange rates in effect at the time of valuation. The Fund’s investments are valued as follows:
Exchange-traded funds and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.
Shares of open-end funds are valued based on NAV per share.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is

Notes to Financial Statements (Continued)
First Trust High Income Strategic Focus ETF (HISF)
October 31, 2024
unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
 1)
the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price;
 2)
the type of security;
 3)
the size of the holding;
 4)
the initial cost of the security;
 5)
transactions in comparable securities;
 6)
price quotes from dealers and/or third-party pricing services;
 7)
relationships among various securities;
 8)
information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
 9)
an analysis of the issuer’s financial statements;
10)
the existence of merger proposals or tender offers that might affect the value of the security; and
11)
other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•  Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•  Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o  Quoted prices for similar investments in active markets.
o  Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o  Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o  Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•  Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of October 31, 2024, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date.
C. Foreign Currency
The books and records of the Fund are maintained in U.S. dollars. Foreign currencies and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Statement of Operations.

Notes to Financial Statements (Continued)
First Trust High Income Strategic Focus ETF (HISF)
October 31, 2024
D. Affiliated Transactions
The Fund invests in securities of affiliated funds. The Fund’s investment performance and risks are directly related to the investment performance and risks of the affiliated funds. The affiliated funds’ financial statements may be found at SEC.gov. Dividend income, if any, realized gains and losses, and change in appreciation (depreciation) from affiliated funds are presented on the Statement of Operations.
Amounts relating to investments in affiliated funds at October 31, 2024, and for the fiscal year then ended are as follows:

Security Name	Shares at 10/31/2024	Value at 10/31/2023	Purchases	Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value at 10/31/2024	Dividend Income
First Trust Emerging Markets Local Currency Bond ETF	82,280	$—	$2,359,326	$(60,091)	$(47,430)	$(624)	$2,251,181	$65,513
First Trust Enhanced Short Maturity ETF	—	1,495,378	56,096	(1,556,229)	(1,258)	6,013	—	22,718
First Trust Institutional Preferred Securities and Income ETF	—	1,464,523	112,745	(1,726,983)	328,005	(178,290)	—	32,881
First Trust Intermediate Duration Investment Grade Corporate ETF	167,461	—	3,483,445	(29,721)	23,869	572	3,478,165	78,020
First Trust Limited Duration Investment Grade Corporate ETF	248,547	4,454,580	1,813,130	(1,709,154)	147,753	(1,314)	4,704,995	200,516
First Trust Long Duration Opportunities ETF	159,740	—	3,489,911	(76,158)	(12,616)	2,922	3,404,059	68,794
First Trust Low Duration Opportunities ETF	144,980	4,435,579	2,531,198	(100,042)	186,913	(3,271)	7,050,377	242,937
First Trust Preferred Securities and Income ETF	66,083	—	1,194,906	—	(12,681)	—	1,182,225	4,544
First Trust Senior Loan Fund	—	—	3,316,407	(3,296,993)	—	(19,414)	—	111,375
First Trust Tactical High Yield ETF	227,533	4,382,186	4,794,353	(88,950)	350,037	(8,658)	9,428,968	356,469
First Trust TCW Opportunistic Fixed Income ETF	342,742	11,673,304	5,305,627	(2,728,024)	1,196,319	(469,401)	14,977,825	566,832
		$27,905,550	$28,457,144	$(11,372,345)	$2,158,911	$(671,465)	$46,477,795	$1,750,599
E. Dividends and Distributions to Shareholders
Dividends from net investment income of the Fund, if any, are declared and paid monthly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

Notes to Financial Statements (Continued)
First Trust High Income Strategic Focus ETF (HISF)
October 31, 2024
The tax character of distributions paid during the fiscal years ended October 31, 2024 and 2023 was as follows:

Distributions paid from:	2024	2023
Ordinary income	$1,714,674	$1,512,984
Capital gains	—	—
Return of capital	—	—
As of October 31, 2024, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed ordinary income	$1,121
Accumulated capital and other gain (loss)	(9,134,001)
Net unrealized appreciation (depreciation)	(1,908,825)
F. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2021, 2022, 2023, and 2024 remain open to federal and state audit. As of October 31, 2024, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2024, for federal income tax purposes, the Fund had $9,134,001 of non-expiring capital loss carryforwards available, to the extent provided by regulations, to offset future capital gains. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to the Fund’s shareholders.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2024, the Fund had no net late year ordinary or capital losses.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31, 2024, the adjustments for the Fund were as follows:

Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-In Capital
$866	$(771)	$(95)

Notes to Financial Statements (Continued)
First Trust High Income Strategic Focus ETF (HISF)
October 31, 2024
As of October 31, 2024, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:

Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$48,414,679	$118,898	$(2,027,697)	$(1,908,799)
G. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund’s portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust manages the investment of the Fund’s assets and is responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit, and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The annual unitary management fee payable by the Fund to First Trust for these services will be reduced at certain levels of the Fund’s net assets (“breakpoints”) and calculated pursuant to the following schedule:

Breakpoints
Fund net assets up to and including $2.5 billion	0.200%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.195%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.190%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.185%
Fund net assets greater than $10 billion up to and including $15 billion	0.180%
Fund net assets greater than $15 billion	0.170%
In addition, the Fund incurs acquired fund fees and expenses. The total of the unitary management fee and acquired fund fees and expenses represents the Fund’s total annual operating expenses.
Pursuant to contractual agreement, First Trust has agreed to waive fees and/or reimburse Fund expenses to the extent that the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses but including acquired fund fees and expenses) exceed 0.87% of its average daily net assets (the “Expense Cap”) at least through March 1, 2026. Expenses reimbursed and fees waived under such agreement are not subject to recovery by First Trust.
The Trust has multiple service agreements with The Bank of New York Mellon (“BNY”). Under the service agreements, BNY performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BNY is responsible for custody of the Fund’s assets. As fund accountant and administrator, BNY is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BNY is responsible for maintaining shareholder records for the Fund. BNY is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee, the Vice Chair of the Audit Committee, the Lead Independent Trustee and the Vice Lead Independent Trustee are paid annual fees to serve in such

Notes to Financial Statements (Continued)
First Trust High Income Strategic Focus ETF (HISF)
October 31, 2024
capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Committee Chairs, the Audit Committee Vice Chair, the Lead Independent Trustee and the Vice Lead Independent Trustee rotate periodically in serving in such capacities. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal year ended October 31, 2024, the cost of purchases and proceeds from sales of investments, excluding short-term investments and in-kind transactions, were $13,072,210 and $13,069,646, respectively.
For the fiscal year ended October 31, 2024, the cost of in-kind purchases and proceeds from in-kind sales were $15,490,985 and $0, respectively.
5. Creations, Redemptions and Transaction Fees
The Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with the Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in Creation Units. Prior to the start of trading on every business day, the Fund publishes through the National Securities Clearing Corporation the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of the Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of the Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in the Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of the Fund’s shares at or close to the NAV per share of the Fund.
The Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
The Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by the Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
6. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before March 31, 2026.

Notes to Financial Statements (Continued)
First Trust High Income Strategic Focus ETF (HISF)
October 31, 2024
7. Indemnification
The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
8. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund IV:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of First Trust High Income Strategic Focus ETF (the “Fund”), one of the funds constituting the First Trust Exchange-Traded Fund IV, as of October 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche, LLP
Chicago, Illinois
December 19, 2024
We have served as the auditor of one or more First Trust investment companies since 2001.

Other Information
First Trust High Income Strategic Focus ETF (HISF)
October 31, 2024 (Unaudited)

Changes in and Disagreements with Accountants (Item 8 of Form N-CSR)
There were no changes in or disagreements with the Fund’s accountants during the fiscal year ended October 31, 2024.
Proxy Disclosures (Item 9 of Form N-CSR)
There were no matters submitted for vote by shareholders of the Fund during the fiscal year ended October 31, 2024.
Remuneration Paid to Directors, Officers, and Others (Item 10 of Form N-CSR)
Independent Trustees and any member of any advisory board of the Fund are compensated through the unitary management fee paid by the Fund to the advisor and not directly by the Fund. The investment advisory fee paid is included in the Statement of Operations.
Statement Regarding the Basis for the Board’s Approval of Investment Advisory Contract (Item 11 of Form N-CSR)
The Board of Trustees of First Trust Exchange-Traded Fund IV (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Agreement”) with First Trust Advisors L.P. (the “Advisor”) on behalf of the First Trust High Income Strategic Focus ETF (the “Fund”). The Board approved the continuation of the Agreement for a one-year period ending June 30, 2025 at a meeting held on June 2–3, 2024. The Board determined that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 16, 2024, April 25, 2024 and June 2–3, 2024, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate schedule payable by the Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; any indirect benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”); and information on the Advisor’s compliance program. The Board reviewed initial materials with the Advisor at the meeting held on April 25, 2024, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the April 25, 2024 meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 2–3, 2024 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from the Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor manages the Fund and knowing the Fund’s unitary fee.
In reviewing the Agreement, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, as well as the background and experience of the persons responsible for such services. The Board noted that the Fund is an actively-managed ETF and noted that the Advisor’s Investment Committee is responsible for the day-to-day management of the Fund’s investments. The Board considered the background and experience of the members of the Investment Committee. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objectives, policies and restrictions. The Board

Other Information (Continued)
First Trust High Income Strategic Focus ETF (HISF)
October 31, 2024 (Unaudited)
also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 25, 2024 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. In addition to the written materials provided by the Advisor, at the April 25, 2024 meeting, the Board also received a presentation from representatives of the Advisor’s Investment Committee, who discussed the services that the Investment Committee provides to the Fund, including the Investment Committee’s day-to-day management of the Fund’s investments. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed the Fund consistent with its investment objectives, policies and restrictions.
The Board considered the unitary fee rate schedule payable by the Fund under the Agreement for the services provided. The Board considered that as part of the unitary fee the Advisor is responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Agreement and interest, taxes, acquired fund fees and expenses, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board noted that because the Fund invests in underlying ETFs, including ETFs in the First Trust Fund Complex, the Fund incurs acquired fund fees and expenses, which are not payable out of the unitary fee, and that such acquired fund fees and expenses will change over time as assets are reallocated among the underlying ETFs. The Board considered that the Advisor agreed to cap the Fund’s combined unitary fee and acquired fund fees and expenses at 0.87% of its average daily net assets at least through March 1, 2025. The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the total (net) expense ratio (excluding acquired fund fees and expenses) for the Fund was below the median total (net) expense ratio (excluding acquired fund fees and expenses) of the peer funds in the Expense Group. The Board also noted that the total (net) expense ratio (including acquired fund fees and expenses) for the Fund was below the median total (net) expense ratio (including acquired fund fees and expenses) of the peer funds in the Expense Group. With respect to the Expense Group, the Board discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, and different business models that may affect the pricing of services among ETF sponsors. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Fund and other non-ETF clients that limited their comparability. In considering the unitary fee rate schedule overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund’s performance. The Board received and reviewed information comparing the Fund’s performance for periods ended December 31, 2023 to the performance of the funds in the Performance Universe and to that of a benchmark index. The Board noted the change in the Fund’s investment strategy from a multi-manager, multi-strategy investment strategy to a fund-of-funds investment strategy that follows the Advisor’s High Income model that was approved by shareholders effective February 28, 2022. Based on the information provided, the Board noted that the Fund underperformed the Performance Universe median and outperformed the benchmark index for the one-year period ended December 31, 2023 and outperformed the Performance Universe median and the benchmark index for the three- and five-year periods ended December 31, 2023.
On the basis of all the information provided on the unitary fee and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to the Fund under the Agreement.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund at current asset levels and whether the Fund may benefit from any economies of scale. The Board noted that the unitary fee rate schedule for the Fund includes breakpoints pursuant to which the unitary fee rate will be reduced as assets of the Fund meet certain thresholds. The Board considered the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Fund will increase during the next twelve months as the Advisor continues to build infrastructure

Other Information (Continued)
First Trust High Income Strategic Focus ETF (HISF)
October 31, 2024 (Unaudited)
and add new staff. The Board also noted that under the unitary fee structure, any reduction in expenses associated with the management and operations of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for shareholders of the Fund. The Board concluded that the unitary fee rate schedule for the Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the management of the Fund at current asset levels. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2023 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable. In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with the Fund. In addition, the Board considered that the Advisor, as the investment advisor to certain of the underlying ETFs in which the Fund invests, will recognize additional revenue from such underlying ETFs if investment by the Fund causes the assets of the underlying ETFs to grow. The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.
Federal Tax Information
Distributions paid to foreign shareholders during the Fund’s fiscal year ended October 31, 2024 that were properly designated by the Fund as “interest-related dividends” or “short-term capital gain dividends,” may not be subject to federal income tax provided that the income was earned directly by such foreign shareholders.
Of the ordinary income (including short-term capital gain) distributions made by the Fund during the fiscal year ended October 31, 2024, none qualify for the corporate dividends received deduction available to corporate shareholders or as qualified dividend income.

First Trust Exchange-Traded Fund IV

First Trust Tactical High Yield ETF (HYLS)
Annual Financial Statements and Other Information For the Year Ended October 31, 2024

First Trust Tactical High Yield ETF (HYLS)
Annual Financial Statements and Other Information
October 31, 2024
Performance and Risk Disclosure
There is no assurance that First Trust Tactical High Yield ETF (the “Fund”) will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
First Trust Advisors L.P., the Fund’s advisor, may also periodically provide additional information on Fund performance on the Fund’s webpage at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data that provides insight into the Fund’s performance and investment approach.
The material risks of investing in the Fund are spelled out in its prospectus, statement of additional information, and other Fund regulatory filings.

First Trust Tactical High Yield ETF (HYLS)
Portfolio of Investments
October 31, 2024

Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES — 74.8%
	Aerospace & Defense — 1.5%
$684,000	Amentum Holdings, Inc. (a)	7.25%	08/01/32	$709,070
342,000	Booz Allen Hamilton, Inc. (a)	3.88%	09/01/28	328,148
2,500,000	Howmet Aerospace, Inc.	5.95%	02/01/37	2,641,917
9,399,000	TransDigm, Inc. (a)	6.75%	08/15/28	9,612,461
3,354,000	TransDigm, Inc. (a)	6.38%	03/01/29	3,408,635
4,931,000	TransDigm, Inc. (a)	6.63%	03/01/32	5,020,642
1,663,000	TransDigm, Inc. (a)	6.00%	01/15/33	1,649,620
				23,370,493
	Alternative Carriers — 1.0%
2,000,000	Level 3 Financing, Inc. (a)	4.25%	07/01/28	1,672,500
2,000,000	Level 3 Financing, Inc. (a)	3.63%	01/15/29	1,509,656
11,791,000	Level 3 Financing, Inc. (a)	11.00%	11/15/29	13,319,844
				16,502,000
	Apparel Retail — 0.6%
8,080,000	Nordstrom, Inc.	4.00%	03/15/27	7,784,416
2,854,000	Nordstrom, Inc.	4.38%	04/01/30	2,589,932
				10,374,348
	Application Software — 3.2%
6,328,000	Alteryx, Inc. (a)	8.75%	03/15/28	6,473,335
1,387,000	Central Parent, Inc. / CDK Global, Inc. (a)	7.25%	06/15/29	1,393,562
5,632,950	GoTo Group, Inc. (a)	5.50%	05/01/28	4,356,805
5,632,950	GoTo Group, Inc. (a)	5.50%	05/01/28	1,799,728
12,000,000	McAfee Corp. (a)	7.38%	02/15/30	11,578,956
3,487,000	Open Text Holdings, Inc. (a)	4.13%	12/01/31	3,134,793
8,984,000	RingCentral, Inc. (a)	8.50%	08/15/30	9,508,926
12,814,000	UKG, Inc. (a)	6.88%	02/01/31	13,138,531
				51,384,636
	Automobile Manufacturers — 0.5%
6,631,000	Ford Motor Co.	9.63%	04/22/30	7,696,160
250,000	General Motors Co.	6.60%	04/01/36	264,687
				7,960,847
	Automotive Retail — 0.1%
1,365,000	Mavis Tire Express Services Topco Corp. (a)	6.50%	05/15/29	1,309,320
	Broadcasting — 3.9%
28,936,000	iHeartCommunications, Inc.	8.38%	05/01/27	15,033,132
11,054,000	Nexstar Media, Inc. (a)	5.63%	07/15/27	10,872,172
13,895,000	Sinclair Television Group, Inc. (a)	5.13%	02/15/27	12,372,525
1,185,000	Sirius XM Radio, Inc. (a)	3.13%	09/01/26	1,137,760
857,000	Sirius XM Radio, Inc. (a)	5.50%	07/01/29	831,984
4,000,000	Sirius XM Radio, Inc. (a)	4.13%	07/01/30	3,581,929
5,000,000	Sirius XM Radio, Inc. (a)	3.88%	09/01/31	4,300,318
15,574,000	TEGNA, Inc.	4.63%	03/15/28	14,682,687
				62,812,507
	Building Products — 1.7%
5,336,000	Advanced Drainage Systems, Inc. (a)	6.38%	06/15/30	5,383,821
100,000	Beacon Roofing Supply, Inc. (a)	4.13%	05/15/29	93,069
1,314,000	Beacon Roofing Supply, Inc. (a)	6.50%	08/01/30	1,336,984
100,000	Builders FirstSource, Inc. (a)	4.25%	02/01/32	89,537
See Notes to Financial Statements

First Trust Tactical High Yield ETF (HYLS)
Portfolio of Investments (Continued)
October 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Building Products (Continued)
$7,914,000	Builders FirstSource, Inc. (a)	6.38%	03/01/34	$7,987,663
2,029,000	Miter Brands Acquisition Holdco, Inc. / MIWD Borrower LLC (a)	6.75%	04/01/32	2,065,267
1,392,000	Standard Industries, Inc. (a)	5.00%	02/15/27	1,364,188
1,426,000	Standard Industries, Inc. (a)	4.75%	01/15/28	1,376,662
2,492,000	Standard Industries, Inc. (a)	4.38%	07/15/30	2,291,875
1,000,000	Standard Industries, Inc. (a)	3.38%	01/15/31	869,010
3,321,000	Standard Industries, Inc. (a)	6.50%	08/15/32	3,344,732
1,000,000	TopBuild Corp. (a)	3.63%	03/15/29	917,650
				27,120,458
	Cable & Satellite — 2.8%
1,431,000	CCO Holdings LLC / CCO Holdings Capital Corp. (a)	4.75%	03/01/30	1,302,925
4,747,000	CCO Holdings LLC / CCO Holdings Capital Corp. (a)	4.50%	08/15/30	4,243,647
7,781,000	CCO Holdings LLC / CCO Holdings Capital Corp. (a)	7.38%	03/01/31	7,917,762
1,000,000	CCO Holdings LLC / CCO Holdings Capital Corp. (a)	4.50%	05/01/32	851,647
3,914,000	CSC Holdings LLC (a)	7.50%	04/01/28	2,574,745
1,481,000	CSC Holdings LLC (a)	11.25%	05/15/28	1,445,595
7,458,000	CSC Holdings LLC (a)	6.50%	02/01/29	6,312,890
9,797,000	CSC Holdings LLC (a)	5.75%	01/15/30	5,171,303
21,000,000	CSC Holdings LLC (a)	4.50%	11/15/31	15,416,837
1,000,000	CSC Holdings LLC (a)	5.00%	11/15/31	489,805
				45,727,156
	Casinos & Gaming — 2.8%
500,000	Boyd Gaming Corp.	4.75%	12/01/27	491,532
6,062,000	Boyd Gaming Corp. (a)	4.75%	06/15/31	5,662,209
482,000	Caesars Entertainment, Inc. (a)	8.13%	07/01/27	491,758
5,662,000	Caesars Entertainment, Inc. (a)	4.63%	10/15/29	5,311,895
173,000	Caesars Entertainment, Inc. (a)	7.00%	02/15/30	177,470
179,000	Churchill Downs, Inc. (a)	5.75%	04/01/30	176,364
8,292,000	Fertitta Entertainment LLC / Fertitta Entertainment Finance Co., Inc. (a)	6.75%	01/15/30	7,547,344
2,070,000	Light & Wonder International, Inc. (a)	7.50%	09/01/31	2,140,022
1,615,000	MGM Resorts International	6.13%	09/15/29	1,610,502
3,357,000	MGM Resorts International	6.50%	04/15/32	3,359,874
716,000	Scientific Games Holdings, L.P. / Scientific Games US FinCo, Inc. (a)	6.63%	03/01/30	698,620
3,903,000	Station Casinos LLC (a)	4.50%	02/15/28	3,728,398
6,907,000	VICI Properties, L.P.	5.75%	04/01/34	7,021,663
140,000	VICI Properties, L.P. / VICI Note Co., Inc. (a)	3.75%	02/15/27	135,449
100,000	VICI Properties, L.P. / VICI Note Co., Inc. (a)	3.88%	02/15/29	94,188
5,952,000	VICI Properties, L.P. / VICI Note Co., Inc. (a)	4.63%	12/01/29	5,722,435
				44,369,723
	Commercial Printing — 0.9%
2,029,000	LABL, Inc. (a)	10.50%	07/15/27	2,010,852
1,388,000	LABL, Inc. (a)	9.50%	11/01/28	1,423,998
11,947,000	LABL, Inc. (a)	8.63%	10/01/31	11,523,789
				14,958,639
	Communications Equipment — 0.0%
500,000	Ciena Corp. (a)	4.00%	01/31/30	461,806
See Notes to Financial Statements

First Trust Tactical High Yield ETF (HYLS)
Portfolio of Investments (Continued)
October 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Construction & Engineering — 0.5%
$8,615,000	Pike Corp. (a)	5.50%	09/01/28	$8,449,983
	Construction Materials — 0.2%
3,623,000	Summit Materials LLC / Summit Materials Finance Corp. (a)	5.25%	01/15/29	3,595,096
340,000	Summit Materials LLC / Summit Materials Finance Corp. (a)	7.25%	01/15/31	353,605
				3,948,701
	Consumer Finance — 0.8%
3,000,000	FirstCash, Inc. (a)	4.63%	09/01/28	2,844,624
9,796,000	FirstCash, Inc. (a)	6.88%	03/01/32	9,919,870
				12,764,494
	Diversified Banks — 1.2%
4,000,000	Bank of America Corp.	6.11%	01/29/37	4,239,104
1,000,000	Bank of America Corp. (b)	4.24%	04/24/38	904,222
3,000,000	Bank of America Corp.	5.88%	02/07/42	3,199,888
500,000	Bank of America Corp. (b)	4.08%	03/20/51	410,157
2,000,000	JPMorgan Chase & Co. (b)	5.72%	09/14/33	2,060,022
4,000,000	JPMorgan Chase & Co.	6.40%	05/15/38	4,482,809
1,000,000	JPMorgan Chase & Co.	5.60%	07/15/41	1,035,737
1,000,000	JPMorgan Chase & Co.	5.40%	01/06/42	1,016,077
1,000,000	JPMorgan Chase & Co.	5.63%	08/16/43	1,035,957
500,000	Wells Fargo & Co. (b)	5.01%	04/04/51	467,523
250,000	Wells Fargo Bank N.A.	6.60%	01/15/38	278,281
				19,129,777
	Diversified Support Services — 0.4%
1,945,000	Ritchie Bros Holdings, Inc. (a)	6.75%	03/15/28	1,996,874
4,522,000	Ritchie Bros Holdings, Inc. (a)	7.75%	03/15/31	4,769,991
				6,766,865
	Electric Utilities — 0.6%
5,000,000	Vistra Operations Co. LLC (a)	5.63%	02/15/27	4,990,224
3,189,000	Vistra Operations Co. LLC (a)	5.00%	07/31/27	3,149,040
1,359,000	Vistra Operations Co. LLC (a)	7.75%	10/15/31	1,436,712
				9,575,976
	Electrical Components & Equipment — 0.0%
667,000	Sensata Technologies, Inc. (a)	3.75%	02/15/31	595,868
	Environmental & Facilities Services — 0.7%
1,959,000	Allied Universal Holdco LLC (a)	7.88%	02/15/31	1,995,316
7,429,000	Waste Pro USA, Inc. (a)	5.50%	02/15/26	7,415,692
1,312,000	Wrangler Holdco Corp. (a)	6.63%	04/01/32	1,341,058
				10,752,066
	Fertilizers & Agricultural Chemicals — 0.1%
250,000	Scotts Miracle-Gro (The) Co.	4.50%	10/15/29	236,379
1,000,000	Scotts Miracle-Gro (The) Co.	4.00%	04/01/31	896,341
				1,132,720
	Financial Exchanges & Data — 0.8%
2,750,000	MSCI, Inc. (a)	4.00%	11/15/29	2,608,630
1,000,000	MSCI, Inc. (a)	3.88%	02/15/31	923,788
1,000,000	MSCI, Inc. (a)	3.63%	11/01/31	903,655
8,900,000	MSCI, Inc. (a)	3.25%	08/15/33	7,614,074
				12,050,147
See Notes to Financial Statements

First Trust Tactical High Yield ETF (HYLS)
Portfolio of Investments (Continued)
October 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Food Distributors — 1.2%
$1,397,000	US Foods, Inc. (a)	4.75%	02/15/29	$1,347,315
8,582,000	US Foods, Inc. (a)	7.25%	01/15/32	8,927,554
9,700,000	US Foods, Inc. (a)	5.75%	04/15/33	9,576,625
				19,851,494
	Health Care Equipment — 0.0%
300,000	Teleflex, Inc. (a)	4.25%	06/01/28	287,917
	Health Care Facilities — 2.7%
1,000,000	Acadia Healthcare Co., Inc. (a)	5.50%	07/01/28	971,159
1,290,000	Acadia Healthcare Co., Inc. (a)	5.00%	04/15/29	1,212,531
273,000	AHP Health Partners, Inc. (a)	5.75%	07/15/29	264,880
657,000	Concentra Escrow Issuer Corp. (a)	6.88%	07/15/32	675,020
1,000,000	HCA, Inc.	5.13%	06/15/39	944,992
4,000,000	HCA, Inc.	5.50%	06/15/47	3,790,672
7,000,000	HCA, Inc.	5.25%	06/15/49	6,347,924
26,514,000	Select Medical Corp. (a)	6.25%	08/15/26	26,589,644
3,197,000	Tenet Healthcare Corp.	6.13%	10/01/28	3,196,899
				43,993,721
	Health Care Services — 0.9%
5,000,000	Cigna Group (The)	6.13%	11/15/41	5,254,600
500,000	Cigna Group (The)	4.90%	12/15/48	443,723
676,000	Raven Acquisition Holdings LLC (a) (c)	6.88%	11/15/31	675,888
100,000	Service Corp. International	3.38%	08/15/30	88,696
8,661,000	Service Corp. International	5.75%	10/15/32	8,518,775
				14,981,682
	Health Care Supplies — 1.8%
3,200,000	180 Medical, Inc. (a)	3.88%	10/15/29	2,979,288
13,953,000	Medline Borrower, L.P. (a)	3.88%	04/01/29	13,064,057
10,908,000	Medline Borrower, L.P. (a)	5.25%	10/01/29	10,574,935
1,560,000	Medline Borrower, L.P. / Medline Co-Issuer, Inc. (a)	6.25%	04/01/29	1,589,162
				28,207,442
	Health Care Technology — 0.9%
15,722,000	AthenaHealth Group, Inc. (a)	6.50%	02/15/30	14,880,285
	Hotels, Resorts & Cruise Lines — 0.4%
3,000,000	Hilton Domestic Operating Co., Inc. (a)	5.88%	03/15/33	3,008,151
1,957,000	Vail Resorts, Inc. (a)	6.50%	05/15/32	2,005,581
711,000	Wyndham Hotels & Resorts, Inc. (a)	4.38%	08/15/28	677,235
				5,690,967
	Household Products — 0.9%
5,613,000	Energizer Holdings, Inc. (a)	6.50%	12/31/27	5,682,467
9,851,000	Energizer Holdings, Inc. (a)	4.38%	03/31/29	9,223,481
				14,905,948
	Human Resource & Employment Services — 0.5%
4,165,000	TriNet Group, Inc. (a)	7.13%	08/15/31	4,269,400
4,463,000	ZipRecruiter, Inc. (a)	5.00%	01/15/30	4,028,903
				8,298,303
	Independent Power Producers & Energy Traders — 0.6%
9,570,000	Calpine Corp. (a)	5.13%	03/15/28	9,361,948
See Notes to Financial Statements

First Trust Tactical High Yield ETF (HYLS)
Portfolio of Investments (Continued)
October 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Industrial Conglomerates — 0.2%
$2,569,000	Hillenbrand, Inc.	6.25%	02/15/29	$2,581,904
	Industrial Machinery & Supplies & Components — 0.1%
1,189,000	EMRLD Borrower, L.P. / Emerald Co-Issuer, Inc. (a)	6.63%	12/15/30	1,210,727
1,000,000	Gates Corp. (a)	6.88%	07/01/29	1,028,680
				2,239,407
	Insurance Brokers — 11.4%
13,365,000	Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer (a)	6.75%	10/15/27	13,326,843
17,412,000	Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer (a)	6.75%	04/15/28	17,506,895
1,790,000	Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer (a)	5.88%	11/01/29	1,692,422
4,657,000	Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer (a)	6.50%	10/01/31	4,617,195
1,331,000	Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer (a)	7.38%	10/01/32	1,321,111
10,017,000	AmWINS Group, Inc. (a)	6.38%	02/15/29	10,072,695
17,006,000	AmWINS Group, Inc. (a)	4.88%	06/30/29	16,022,451
2,000,000	Arthur J. Gallagher & Co.	5.50%	03/02/33	2,054,229
1,431,000	Arthur J. Gallagher & Co.	5.45%	07/15/34	1,444,978
7,000,000	Arthur J. Gallagher & Co.	5.75%	03/02/53	6,994,993
3,000,000	Arthur J. Gallagher & Co.	6.75%	02/15/54	3,415,316
3,287,000	Arthur J. Gallagher & Co.	5.75%	07/15/54	3,310,966
16,817,000	AssuredPartners, Inc. (a)	5.63%	01/15/29	15,929,350
4,224,000	AssuredPartners, Inc. (a)	7.50%	02/15/32	4,257,517
8,723,000	Baldwin Insurance Group Holdings LLC / Baldwin Insurance Group Holdings Finance (a)	7.13%	05/15/31	8,905,572
8,120,000	BroadStreet Partners, Inc. (a)	5.88%	04/15/29	7,772,283
1,325,000	Brown & Brown, Inc.	2.38%	03/15/31	1,125,335
8,230,000	HUB International Ltd. (a)	5.63%	12/01/29	7,978,173
15,950,000	HUB International Ltd. (a)	7.25%	06/15/30	16,496,734
9,750,000	HUB International Ltd. (a)	7.38%	01/31/32	9,952,079
11,838,000	Panther Escrow Issuer LLC (a)	7.13%	06/01/31	12,130,759
9,355,000	Ryan Specialty LLC (a)	4.38%	02/01/30	8,879,799
6,560,000	Ryan Specialty LLC (a)	5.88%	08/01/32	6,543,828
2,000,000	USI, Inc. (a)	7.50%	01/15/32	2,043,066
				183,794,589
	Integrated Telecommunication Services — 0.4%
3,441,000	Radiate Holdco LLC / Radiate Finance, Inc. (a)	4.50%	09/15/26	2,993,677
4,748,000	Zayo Group Holdings, Inc. (a)	6.13%	03/01/28	4,081,298
				7,074,975
	Interactive Media & Services — 0.4%
5,913,000	Cars.com, Inc. (a)	6.38%	11/01/28	5,900,704
	Internet Services & Infrastructure — 1.6%
5,500,000	Go Daddy Operating Co. LLC / GD Finance Co., Inc. (a)	5.25%	12/01/27	5,440,383
21,280,000	Go Daddy Operating Co. LLC / GD Finance Co., Inc. (a)	3.50%	03/01/29	19,654,025
				25,094,408
	Investment Banking & Brokerage — 0.5%
6,000,000	Goldman Sachs Group (The), Inc.	6.75%	10/01/37	6,587,030
1,500,000	Goldman Sachs Group (The), Inc.	6.25%	02/01/41	1,627,499
250,000	Morgan Stanley	6.38%	07/24/42	280,940
250,000	Morgan Stanley (b)	5.60%	03/24/51	260,583
				8,756,052
See Notes to Financial Statements

First Trust Tactical High Yield ETF (HYLS)
Portfolio of Investments (Continued)
October 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	IT Consulting & Other Services — 0.0%
$250,000	Gartner, Inc. (a)	4.50%	07/01/28	$244,163
250,000	Gartner, Inc. (a)	3.75%	10/01/30	230,136
				474,299
	Leisure Facilities — 0.3%
850,000	Cedar Fair, L.P. / Canada’s Wonderland Co. / Magnum Management Corp. / Millennium Op	5.38%	04/15/27	844,199
250,000	Cedar Fair, L.P. / Canada’s Wonderland Co. / Magnum Management Corp. / Millennium Op	5.25%	07/15/29	240,986
2,031,000	Life Time, Inc. (a) (c)	6.00%	11/15/31	2,023,645
717,000	SeaWorld Parks & Entertainment, Inc. (a)	5.25%	08/15/29	689,139
644,000	Six Flags Entertainment Corp. / Six Flags Theme Parks, Inc. (a)	6.63%	05/01/32	656,655
				4,454,624
	Leisure Products — 0.3%
2,947,000	Acushnet Co. (a)	7.38%	10/15/28	3,075,849
1,299,000	Amer Sports Co. (a)	6.75%	02/16/31	1,320,715
				4,396,564
	Life Sciences Tools & Services — 1.1%
6,815,000	Avantor Funding, Inc. (a)	4.63%	07/15/28	6,595,225
800,000	IQVIA, Inc. (a)	5.00%	10/15/26	791,972
1,278,000	IQVIA, Inc. (a)	5.00%	05/15/27	1,262,698
5,979,000	IQVIA, Inc. (a)	6.50%	05/15/30	6,147,273
3,372,000	Star Parent, Inc. (a)	9.00%	10/01/30	3,511,103
				18,308,271
	Managed Health Care — 1.4%
6,885,000	HealthEquity, Inc. (a)	4.50%	10/01/29	6,570,097
3,032,000	Molina Healthcare, Inc. (a)	4.38%	06/15/28	2,912,138
100,000	Molina Healthcare, Inc. (a)	3.88%	11/15/30	90,620
8,539,000	Molina Healthcare, Inc. (a)	3.88%	05/15/32	7,577,563
1,000,000	UnitedHealth Group, Inc.	6.50%	06/15/37	1,111,333
1,000,000	UnitedHealth Group, Inc.	6.63%	11/15/37	1,128,890
2,000,000	UnitedHealth Group, Inc.	6.88%	02/15/38	2,318,055
1,000,000	UnitedHealth Group, Inc.	5.70%	10/15/40	1,038,101
				22,746,797
	Metal, Glass & Plastic Containers — 2.9%
697,000	Ball Corp.	6.88%	03/15/28	717,076
10,648,000	Ball Corp.	2.88%	08/15/30	9,274,808
6,250,000	Ball Corp.	3.13%	09/15/31	5,406,673
3,864,000	Berry Global, Inc. (a)	4.50%	02/15/26	3,815,539
981,000	Berry Global, Inc. (a)	5.63%	07/15/27	980,187
11,097,000	Berry Global, Inc. (a)	5.65%	01/15/34	11,087,173
175,000	Crown Americas LLC	5.25%	04/01/30	172,260
3,674,000	Glatfelter Corp. (a)	7.25%	11/15/31	3,645,655
5,983,000	Iris Holding, Inc. (a)	10.00%	12/15/28	5,265,332
3,422,000	Owens-Brockway Glass Container, Inc. (a)	7.25%	05/15/31	3,369,900
1,350,000	Owens-Brockway Glass Container, Inc. (a)	7.38%	06/01/32	1,322,534
2,200,000	Silgan Holdings, Inc.	4.13%	02/01/28	2,102,352
				47,159,489
See Notes to Financial Statements

First Trust Tactical High Yield ETF (HYLS)
Portfolio of Investments (Continued)
October 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Movies & Entertainment — 0.2%
$523,000	Live Nation Entertainment, Inc. (a)	6.50%	05/15/27	$530,599
2,606,000	WMG Acquisition Corp. (a)	3.00%	02/15/31	2,285,065
				2,815,664
	Office Services & Supplies — 0.5%
8,385,000	Shift4 Payments LLC / Shift4 Payments Finance Sub, Inc. (a)	6.75%	08/15/32	8,609,207
	Packaged Foods & Meats — 3.8%
2,292,000	BellRing Brands, Inc. (a)	7.00%	03/15/30	2,387,746
3,623,000	Fiesta Purchaser, Inc. (a)	7.88%	03/01/31	3,803,020
3,329,000	Fiesta Purchaser, Inc. (a)	9.63%	09/15/32	3,487,966
2,000,000	Kraft Heinz Foods Co.	6.88%	01/26/39	2,256,663
2,000,000	Kraft Heinz Foods Co. (a)	7.13%	08/01/39	2,279,663
500,000	Kraft Heinz Foods Co.	5.20%	07/15/45	469,107
500,000	Kraft Heinz Foods Co.	4.38%	06/01/46	419,312
1,877,000	Lamb Weston Holdings, Inc. (a)	4.88%	05/15/28	1,840,634
11,387,000	Lamb Weston Holdings, Inc. (a)	4.38%	01/31/32	10,444,221
8,398,000	Performance Food Group, Inc. (a)	6.13%	09/15/32	8,443,635
1,665,000	Post Holdings, Inc. (a)	5.63%	01/15/28	1,679,929
15,834,000	Post Holdings, Inc. (a)	6.25%	02/15/32	16,029,677
6,647,000	Post Holdings, Inc. (a)	6.38%	03/01/33	6,592,737
2,000,000	Post Holdings, Inc. (a)	6.25%	10/15/34	1,982,905
				62,117,215
	Paper & Plastic Packaging Products & Materials — 3.7%
32,166,000	Graham Packaging Co., Inc. (a)	7.13%	08/15/28	31,321,617
2,000,000	Graphic Packaging International LLC (a)	3.50%	03/15/28	1,869,121
1,000,000	Graphic Packaging International LLC (a)	3.50%	03/01/29	913,619
2,353,000	Graphic Packaging International LLC (a)	3.75%	02/01/30	2,154,038
4,955,000	Graphic Packaging International LLC (a)	6.38%	07/15/32	5,005,422
14,255,000	Pactiv Evergreen Group Issuer, Inc. / Pactiv Evergreen Group Issuer LLC (a)	4.00%	10/15/27	13,627,436
420,000	Pactiv LLC	7.95%	12/15/25	428,770
1,434,000	Sealed Air Corp. (a)	5.00%	04/15/29	1,386,419
2,351,000	Sealed Air Corp. / Sealed Air Corp. U.S. (a)	6.13%	02/01/28	2,377,642
338,000	Sealed Air Corp. / Sealed Air Corp. U.S. (a)	7.25%	02/15/31	351,344
				59,435,428
	Personal Care Products — 0.1%
250,000	Prestige Brands, Inc. (a)	5.13%	01/15/28	245,039
750,000	Prestige Brands, Inc. (a)	3.75%	04/01/31	669,129
				914,168
	Pharmaceuticals — 0.4%
950,000	Charles River Laboratories International, Inc. (a)	4.25%	05/01/28	904,005
1,000,000	Charles River Laboratories International, Inc. (a)	3.75%	03/15/29	917,593
4,291,000	Charles River Laboratories International, Inc. (a)	4.00%	03/15/31	3,838,115
				5,659,713
	Rail Transportation — 0.3%
5,234,000	Genesee & Wyoming, Inc. (a)	6.25%	04/15/32	5,286,273
See Notes to Financial Statements

First Trust Tactical High Yield ETF (HYLS)
Portfolio of Investments (Continued)
October 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Real Estate Services — 0.3%
$4,781,000	CoStar Group, Inc. (a)	2.80%	07/15/30	$4,176,546
1,000,000	PulteGroup, Inc.	6.38%	05/15/33	1,070,729
				5,247,275
	Research & Consulting Services — 0.7%
2,027,000	Clarivate Science Holdings Corp. (a)	3.88%	07/01/28	1,914,952
6,770,000	Clarivate Science Holdings Corp. (a)	4.88%	07/01/29	6,404,901
696,000	CoreLogic, Inc. (a)	4.50%	05/01/28	654,236
1,875,000	Dun & Bradstreet (The) Corp. (a)	5.00%	12/15/29	1,838,746
				10,812,835
	Restaurants — 0.6%
3,000,000	McDonald’s Corp.	6.30%	10/15/37	3,287,403
2,000,000	McDonald’s Corp.	6.30%	03/01/38	2,195,586
1,000,000	McDonald’s Corp.	5.70%	02/01/39	1,043,828
2,703,000	Raising Cane’s Restaurants LLC (a)	9.38%	05/01/29	2,908,774
				9,435,591
	Security & Alarm Services — 0.3%
2,061,000	Brink’s (The) Co. (a)	4.63%	10/15/27	2,010,630
1,311,000	Brink’s (The) Co. (a)	6.50%	06/15/29	1,338,181
1,918,000	Brink’s (The) Co. (a)	6.75%	06/15/32	1,954,927
				5,303,738
	Semiconductors — 0.0%
250,000	Broadcom, Inc. (a)	3.14%	11/15/35	205,522
250,000	Broadcom, Inc. (a)	4.93%	05/15/37	239,888
				445,410
	Specialized Consumer Services — 0.4%
1,055,000	Aramark Services, Inc. (a)	5.00%	02/01/28	1,036,969
4,826,000	Wand NewCo 3, Inc. (a)	7.63%	01/30/32	4,991,718
				6,028,687
	Specialty Chemicals — 0.0%
500,000	Axalta Coating Systems LLC (a)	3.38%	02/15/29	460,333
250,000	HB Fuller Co.	4.25%	10/15/28	237,117
				697,450
	Systems Software — 4.9%
8,287,000	Crowdstrike Holdings, Inc.	3.00%	02/15/29	7,542,663
7,746,000	Gen Digital, Inc. (a)	7.13%	09/30/30	8,022,927
7,500,000	Oracle Corp.	6.25%	11/09/32	8,049,474
8,204,000	Oracle Corp.	6.50%	04/15/38	8,971,282
2,000,000	Oracle Corp.	6.13%	07/08/39	2,116,294
1,000,000	Oracle Corp.	3.60%	04/01/50	720,581
1,500,000	Oracle Corp.	6.90%	11/09/52	1,726,390
39,012,000	SS&C Technologies, Inc. (a)	5.50%	09/30/27	38,883,479
3,357,000	SS&C Technologies, Inc. (a)	6.50%	06/01/32	3,419,524
				79,452,614
	Technology Distributors — 0.0%
750,000	CDW LLC / CDW Finance Corp.	3.25%	02/15/29	693,231
	Trading Companies & Distributors — 3.4%
6,798,000	American Builders & Contractors Supply Co., Inc. (a)	4.00%	01/15/28	6,466,926
500,000	American Builders & Contractors Supply Co., Inc. (a)	3.88%	11/15/29	455,140
See Notes to Financial Statements

First Trust Tactical High Yield ETF (HYLS)
Portfolio of Investments (Continued)
October 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Trading Companies & Distributors (Continued)
$3,906,000	Herc Holdings, Inc. (a)	5.50%	07/15/27	$3,883,304
6,506,000	Herc Holdings, Inc. (a)	6.63%	06/15/29	6,662,565
127,000	United Rentals North America, Inc.	5.50%	05/15/27	126,836
31,195,000	United Rentals North America, Inc. (a)	6.00%	12/15/29	31,724,442
4,618,000	Verde Purchaser LLC (a)	10.50%	11/30/30	4,934,887
				54,254,100
	Transaction & Payment Processing Services — 0.1%
1,362,000	Boost Newco Borrower LLC (a)	7.50%	01/15/31	1,437,155
	Wireless Telecommunication Services — 0.3%
500,000	SBA Communications Corp.	3.88%	02/15/27	484,259
1,000,000	T-Mobile USA, Inc.	2.70%	03/15/32	857,672
2,000,000	T-Mobile USA, Inc.	4.38%	04/15/40	1,770,477
1,000,000	T-Mobile USA, Inc.	3.40%	10/15/52	695,563
1,000,000	T-Mobile USA, Inc.	5.65%	01/15/53	1,002,900
				4,810,871
	Total Corporate Bonds and Notes			1,208,416,945
	(Cost $1,222,918,217)
FOREIGN CORPORATE BONDS AND NOTES — 11.4%
	Application Software — 3.0%
4,318,000	ION Trading Technologies S.A.R.L. (a)	5.75%	05/15/28	3,936,251
22,558,000	Open Text Corp. (a)	6.90%	12/01/27	23,471,103
11,860,000	Open Text Corp. (a)	3.88%	02/15/28	11,166,108
10,577,000	Open Text Corp. (a)	3.88%	12/01/29	9,658,040
				48,231,502
	Automotive Parts & Equipment — 1.2%
19,208,000	Clarios Global, L.P. / Clarios US Finance Co. (a)	8.50%	05/15/27	19,346,643
	Building Products — 0.2%
1,304,000	Cemex S.A.B. de C.V. (a)	5.45%	11/19/29	1,303,677
2,000,000	Cemex S.A.B. de C.V. (a)	5.20%	09/17/30	1,962,670
				3,266,347
	Cable & Satellite — 0.0%
250,000	Virgin Media Finance PLC (a)	5.00%	07/15/30	215,222
	Casinos & Gaming — 0.0%
294,000	Flutter Treasury Designated Activity Co. (a)	6.38%	04/29/29	301,041
	Data Processing & Outsourced Services — 0.3%
5,874,000	Paysafe Finance PLC / Paysafe Holdings US Corp. (a)	4.00%	06/15/29	5,427,325
	Electrical Components & Equipment — 0.0%
500,000	Sensata Technologies B.V. (a)	4.00%	04/15/29	467,900
	Environmental & Facilities Services — 1.4%
500,000	GFL Environmental, Inc. (a)	5.13%	12/15/26	495,454
9,173,000	GFL Environmental, Inc. (a)	4.00%	08/01/28	8,684,062
3,814,000	GFL Environmental, Inc. (a)	4.75%	06/15/29	3,655,077
1,000,000	GFL Environmental, Inc. (a)	4.38%	08/15/29	937,943
8,298,000	GFL Environmental, Inc. (a)	6.75%	01/15/31	8,554,134
				22,326,670
	Integrated Telecommunication Services — 0.6%
11,918,000	Altice France Holding S.A. (a)	10.50%	05/15/27	3,635,987
See Notes to Financial Statements

First Trust Tactical High Yield ETF (HYLS)
Portfolio of Investments (Continued)
October 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
FOREIGN CORPORATE BONDS AND NOTES (Continued)
	Integrated Telecommunication Services (Continued)
$2,989,000	Altice France S.A. (a)	5.50%	01/15/28	$2,322,755
2,973,000	Altice France S.A. (a)	5.13%	07/15/29	2,227,040
2,996,000	Altice France S.A. (a)	5.50%	10/15/29	2,246,652
				10,432,434
	IT Consulting & Other Services — 0.8%
13,691,000	Elastic N.V. (a)	4.13%	07/15/29	12,681,591
	Metal, Glass & Plastic Containers — 0.9%
15,001,000	Trivium Packaging Finance B.V. (a)	5.50%	08/15/26	14,882,965
	Research & Consulting Services — 0.1%
774,000	Camelot Finance S.A. (a)	4.50%	11/01/26	760,994
	Restaurants — 2.0%
656,000	1011778 BC ULC / New Red Finance, Inc. (a)	6.13%	06/15/29	667,931
34,510,000	1011778 BC ULC / New Red Finance, Inc. (a)	4.00%	10/15/30	31,201,518
				31,869,449
	Security & Alarm Services — 0.5%
3,218,000	Garda World Security Corp. (a)	9.50%	11/01/27	3,222,612
3,128,000	Garda World Security Corp. (a)	7.75%	02/15/28	3,233,407
342,000	Garda World Security Corp. (a)	8.25%	08/01/32	340,481
675,000	Garda World Security Corp. (a)	8.38%	11/15/32	675,788
				7,472,288
	Specialized Consumer Services — 0.3%
4,737,000	Belron UK Finance PLC (a)	5.75%	10/15/29	4,749,837
	Specialty Chemicals — 0.1%
1,000,000	Axalta Coating Systems LLC / Axalta Coating Systems Dutch Holding B B.V. (a)	4.75%	06/15/27	980,846
	Total Foreign Corporate Bonds and Notes			183,413,054
	(Cost $185,883,651)

Principal Value	Description	Rate (d)	Stated Maturity (e)	Value
SENIOR FLOATING-RATE LOAN INTERESTS — 10.5%
	Application Software — 3.9%
13,137,173	Darktrace PLC (Leia Finco US LLC), Term Loan (Second Lien), 3 Mo. CME Term SOFR + 5.25%, 0.00% Floor	9.89%	10/09/32	12,804,671
9,826,232	Genesys Cloud Services Holding II LLC, Combined Term Loan B, 1 Mo. CME Term SOFR + 3.00%, 0.75% Floor	7.69%	12/01/27	9,860,772
1,982,938	Inmar, Inc., Term Loan B, 1 Mo. CME Term SOFR + 5.00%, 0.50% Floor	9.69%-9.70%	10/31/31	1,990,384
1,631,069	Inmar, Inc., Term Loan B, 3 Mo. CME Term SOFR + 5.00%, 0.50% Floor	9.60%	10/31/31	1,637,194
16,501,264	Internet Brands, Inc. (WebMD/MH Sub I LLC), Term Loan (Second Lien), 1 Mo. CME Term SOFR + 6.25%, 0.00% Floor	10.94%	02/23/29	16,217,690
4,977,176	Ivanti Software, Inc., Term Loan B, 3 Mo. CME Term SOFR + CSA + 4.25%, 0.75% Floor	9.12%	12/01/27	4,260,164
7,533,125	LogMeIn, Inc. (GoTo Group, Inc.), First Out Term Loan (First Lien), 1 Mo. CME Term SOFR + CSA + 4.75%, 0.00% Floor	9.67%	04/30/28	6,399,616
See Notes to Financial Statements

First Trust Tactical High Yield ETF (HYLS)
Portfolio of Investments (Continued)
October 31, 2024
Principal Value	Description	Rate (d)	Stated Maturity (e)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (Continued)
	Application Software (Continued)
$6,240,522	LogMeIn, Inc. (GoTo Group, Inc.), Second Out Term Loan (First Lien), 1 Mo. CME Term SOFR + CSA + 4.75%, 0.00% Floor	9.67%	04/30/28	$2,194,573
7,000,000	Solera Holdings, Inc. (Polaris Newco), Term Loan B, 3 Mo. CME Term SOFR + CSA + 4.00%, 0.50% Floor	8.85%	06/04/28	6,960,835
				62,325,899
	Asset Management & Custody Banks — 0.4%
7,001,746	Edelman Financial Engines Center LLC, Term Loan (Second Lien), 1 Mo. CME Term SOFR + 5.25%, 0.00% Floor	9.94%	10/06/28	7,023,626
	Data Processing & Outsourced Services — 0.2%
3,000,000	Consilio (Skopima Consilio Parent LLC), Initial Term Loan, 1 Mo. CME Term SOFR + CSA + 4.00%, 0.50% Floor	8.80%	05/17/28	3,003,570
	Electronic Equipment & Instruments — 0.4%
6,837,905	Verifone Systems, Inc., Term Loan B, 3 Mo. CME Term SOFR + CSA + 4.00%, 0.00% Floor	9.33%	08/20/25	6,367,799
	Health Care Facilities — 0.5%
7,589,977	IVC Evidensia (VetStrategy Canada/IVC Acquisition Midco Ltd.), Facility B10, 3 Mo. CME Term SOFR + 4.75%, 0.50% Floor	9.39%	12/06/28	7,629,483
	Health Care Technology — 1.2%
15,033,333	Cotiviti, Inc. (Verscend), Fixed Rate Term Loan, Fixed Rate at 7.63%	7.63%	05/01/31	15,121,053
2,000,000	Mediware (Wellsky/Project Ruby Ultimate Parent Corp.), Term Loan B, 1 Mo. CME Term SOFR + CSA + 3.25%, 0.75% Floor	8.05%	03/10/28	2,006,430
2,567,462	Waystar Technologies, Inc., Term Loan B, 1 Mo. CME Term SOFR + 2.75%, 0.00% Floor	7.44%	10/22/29	2,580,569
208,818	WS Audiology (Auris Lux III S.A.R.L.), USD Term Loan B6, 6 Mo. CME Term SOFR + CSA + 3.75%, 0.00% Floor	8.18%	02/28/29	209,145
				19,917,197
	Industrial Machinery & Supplies & Components — 0.1%
2,000,000	Filtration Group Corp., 2021 Incremental Term Loan B, 1 Mo. CME Term SOFR + CSA + 3.50%, 0.50% Floor	8.30%	10/21/28	2,005,880
	Insurance Brokers — 1.0%
11,306,250	OneDigital Borrower LLC, Term Loan (Second Lien), 1 Mo. CME Term SOFR + 5.25%, 0.50% Floor	9.94%	07/02/32	11,207,320
4,736,948	Truist Insurance Holdings LLC (McGriff/Panther Escrow), Term Loan (Second Lien), 3 Mo. CME Term SOFR + 4.75%, 0.00% Floor	9.35%	05/06/32	4,809,779
				16,017,099
	Integrated Telecommunication Services — 0.2%
3,192,959	Numericable (Altice France S.A. or SFR), Term Loan B-13, 6 Mo. Synthetic USD LIBOR + 4.00%, 0.00% Floor	8.68%	08/14/26	2,725,989
1,353,016	Radiate Holdco LLC (Astound), Amendment No. 6 Term Loan, 1 Mo. CME Term SOFR + CSA + 3.25%, 0.75% Floor	8.05%	09/25/26	1,192,683
				3,918,672
	IT Consulting & Other Services — 1.3%
20,906,003	Gainwell Acquisition Corp. (fka Milano), Term Loan B, 3 Mo. CME Term SOFR + CSA + 4.00%, 0.75% Floor	8.70%	10/01/27	20,142,934
	Life Sciences Tools & Services — 0.4%
6,583,459	Syneos Health, Inc. (Star Parent), Term Loan B, 3 Mo. CME Term SOFR + 3.75%, 0.00% Floor	8.35%	09/30/30	6,457,583
See Notes to Financial Statements

First Trust Tactical High Yield ETF (HYLS)
Portfolio of Investments (Continued)
October 31, 2024
Principal Value	Description	Rate (d)	Stated Maturity (e)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (Continued)
	Metal, Glass & Plastic Containers — 0.3%
$1,594,400	Intertape Polymer Group, Inc. (Iris Holding, Inc.), Initial Term Loan, 3 Mo. CME Term SOFR + CSA + 4.75%, 0.50% Floor	9.44%	06/28/28	$1,526,391
1,403,117	ProAmpac PG Borrower LLC, 2024 Refi Term Loan B, 3 Mo. CME Term SOFR + 4.00%, 0.75% Floor	8.66%-9.12%	09/15/28	1,409,697
2,000,000	TricorBraun, Inc., Initial Term Loan, 1 Mo. CME Term SOFR + CSA + 3.25%, 0.50% Floor	8.05%	03/03/28	1,985,320
				4,921,408
	Restaurants — 0.1%
2,000,000	Whatabrands LLC, 2024 Refi Term Loan B, 1 Mo. CME Term SOFR + 2.75%, 0.50% Floor	7.44%	08/03/28	2,002,050
	Security & Alarm Services — 0.1%
1,995,000	Garda World Security Corp., Term Loan B, 1 Mo. CME Term SOFR + 3.50%, 0.00% Floor	8.29%	02/01/29	1,995,000
	Systems Software — 0.2%
3,876,692	Idera, Inc. (Flash Charm), Term Loan (Second Lien), 3 Mo. CME Term SOFR + CSA + 6.75%, 0.75% Floor	12.15%	03/02/29	3,799,158
	Trading Companies & Distributors — 0.2%
2,621,093	Veritiv Corp. (Verde Purchaser LLC), 2024 Refi Term Loan B, 3 Mo. CME Term SOFR + 4.50%, 0.00% Floor	9.10%	12/02/30	2,603,073
	Total Senior Floating-Rate Loan Interests			170,130,431
	(Cost $174,840,773)

Shares	Description	Value
COMMON STOCKS — 0.0%
	Pharmaceuticals — 0.0%
259,956	Akorn, Inc. (f) (g)	19,497
	(Cost $2,979,179)
MONEY MARKET FUNDS — 3.5%
56,861,057	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class - 4.71% (h)	56,861,057
	(Cost $56,861,057)

	Total Investments — 100.2%	1,618,840,984
	(Cost $1,643,482,877)
	Net Other Assets and Liabilities — (0.2)%	(3,603,113)
	Net Assets — 100.0%	$1,615,237,871

(a)
This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under
Rule 144A of the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P. (the “Advisor”). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At October 31, 2024, securities noted as such amounted to $1,179,600,076 or
73.0% of net assets.

(b)
Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at October 31, 2024. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.

(c)	When-issued security. The interest rate shown reflects the rate in effect at October 31, 2024. Interest will begin accruing on the security’s first settlement date.
See Notes to Financial Statements

First Trust Tactical High Yield ETF (HYLS)
Portfolio of Investments (Continued)
October 31, 2024
(d)
Senior Floating-Rate Loan Interests (“Senior Loans”) in which the Fund invests pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the SOFR obtained from the U.S. Department of the Treasury’s Office of Financial Research or another major financial institution, (ii) the lending rate offered by one or more major European banks, such as the synthetic LIBOR, (iii) the prime rate offered by one or more
United States banks or (iv) the certificate of deposit rate. Certain Senior Loans are subject to a SOFR or synthetic LIBOR floor that establishes a minimum SOFR or synthetic LIBOR rate. When a range of rates is disclosed, the Fund holds more than one contract within the same tranche with identical SOFR or synthetic LIBOR period, spread and floor, but different SOFR or synthetic LIBOR reset dates.

(e)	Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.
(f)	Non-income producing security.
(g)
Security received in a transaction exempt from registration under the 1933 Act. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers (see Note 2F - Restricted Securities in the Notes to Financial Statements).

(h)	Rate shown reflects yield as of October 31, 2024.

Abbreviations throughout the Portfolio of Investments:
CME	– Chicago Mercantile Exchange
CSA	– Credit Spread Adjustment
LIBOR	– London Interbank Offered Rate
SOFR	– Secured Overnight Financing Rate
USD	– United States Dollar

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 10/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Corporate Bonds and Notes*	$1,208,416,945	$—	$1,208,416,945	$—
Foreign Corporate Bonds and Notes*	183,413,054	—	183,413,054	—
Senior Floating-Rate Loan Interests*	170,130,431	—	170,130,431	—
Common Stocks*	19,497	—	19,497	—
Money Market Funds	56,861,057	56,861,057	—	—
Total Investments	$1,618,840,984	$56,861,057	$1,561,979,927	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Tactical High Yield ETF (HYLS)
Statement of Assets and Liabilities
October 31, 2024

ASSETS:
Investments, at value	$1,618,840,984
Cash	33,744
Receivables:
Interest	22,764,248
Investment securities sold	4,100,059
Dividends	295,234
Total Assets	1,646,034,269

LIABILITIES:
Payables:
Investment securities purchased	29,512,316
Investment advisory fees	1,284,082
Total Liabilities	30,796,398
NET ASSETS	$1,615,237,871

NET ASSETS consist of:
Paid-in capital	$1,936,438,796
Par value	390,000
Accumulated distributable earnings (loss)	(321,590,925)
NET ASSETS	$1,615,237,871
NET ASSET VALUE, per share	$41.42
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	39,000,002
Investments, at cost	$1,643,482,877
See Notes to Financial Statements

First Trust Tactical High Yield ETF (HYLS)
Statement of Operations
For the Year Ended October 31, 2024

INVESTMENT INCOME:
Interest	$104,129,273
Dividends	1,804,644
Total investment income	105,933,917

EXPENSES:
Investment advisory fees	13,954,238
Margin interest expense	1,517,359
Total expenses	15,471,597
NET INVESTMENT INCOME (LOSS)	90,462,320

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments	(51,520,807)
Net change in unrealized appreciation (depreciation) on investments	159,889,459
NET REALIZED AND UNREALIZED GAIN (LOSS)	108,368,652
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$198,830,972
See Notes to Financial Statements

First Trust Tactical High Yield ETF (HYLS)
Statements of Changes in Net Assets

	Year Ended 10/31/2024	Year Ended 10/31/2023
OPERATIONS:
Net investment income (loss)	$90,462,320	$92,200,764
Net realized gain (loss)	(51,520,807)	(72,780,841)
Net change in unrealized appreciation (depreciation)	159,889,459	36,000,428
Net increase (decrease) in net assets resulting from operations	198,830,972	55,420,351

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(93,034,630)	(95,472,212)
Return of capital	—	(497,443)
Total distributions to shareholders	(93,034,630)	(95,969,655)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	189,824,523	96,642,598
Cost of shares redeemed	(54,897,698)	(278,237,525)
Net increase (decrease) in net assets resulting from shareholder transactions	134,926,825	(181,594,927)
Total increase (decrease) in net assets	240,723,167	(222,144,231)

NET ASSETS:
Beginning of period	1,374,514,704	1,596,658,935
End of period	$1,615,237,871	$1,374,514,704

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	35,800,002	40,450,002
Shares sold	4,550,000	2,400,000
Shares redeemed	(1,350,000)	(7,050,000)
Shares outstanding, end of period	39,000,002	35,800,002
See Notes to Financial Statements

First Trust Tactical High Yield ETF (HYLS)
Financial Highlights
For a share outstanding throughout each period

	Year Ended October 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of period	$38.39	$39.47	$47.75	$47.00	$48.06
Income from investment operations:
Net investment income (loss)	2.52 (a)	2.36 (a)	2.63	2.47	2.33
Net realized and unrealized gain (loss)	3.11	(0.97)	(8.00)	0.91	(1.00)
Total from investment operations	5.63	1.39	(5.37)	3.38	1.33
Distributions paid to shareholders from:
Net investment income	(2.60)	(2.46)	(2.78)	(2.63)	(2.39)
Return of capital	—	(0.01)	(0.13)	—	—
Total distributions	(2.60)	(2.47)	(2.91)	(2.63)	(2.39)
Net asset value, end of period	$41.42	$38.39	$39.47	$47.75	$47.00
Total return (b)	14.91%	3.51%	(11.56)%	7.25%	2.92%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$1,615,238	$1,374,515	$1,596,659	$2,306,440	$1,974,126
Ratio of total expenses to average net assets	1.05%	1.01%	1.27%	1.05%	1.01%
Ratio of net expenses to average net assets excluding interest expense	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of net investment income (loss) to average net assets	6.16%	5.96%	6.08%	5.11%	5.02%
Portfolio turnover rate (c)	47%	29%	39%	50%	68%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Tactical High Yield ETF (HYLS)
October 31, 2024

1. Organization
First Trust Exchange-Traded Fund IV (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on September 15, 2010, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
This report covers the First Trust Tactical High Yield ETF (the “Fund”), a diversified series of the Trust, which trades under the ticker “HYLS” on Nasdaq, Inc. (“Nasdaq”). The Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
The primary investment objective of the Fund is to provide current income. The Fund’s secondary investment objective is to provide capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets (including investment borrowings) in high yield debt securities that are rated below investment grade at the time of purchase or unrated securities deemed by the Fund’s advisor to be of comparable quality. Below investment grade securities are those that, at the time of purchase, are rated lower than “BBB-” by S&P Global Ratings, or lower than “Baa3” by Moody’s Investors Service, Inc., or comparably rated by another nationally recognized statistical rating organization. High yield debt securities that are rated below investment grade are commonly referred to as “junk” debt. Such securities may include U.S. and non-U.S. corporate debt obligations, bank loans and convertible bonds. For purposes of determining whether a security is below investment grade, the lowest available rating will be considered.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Corporate bonds, corporate notes, U.S. government securities and other debt securities are fair valued on the basis of valuations provided by a third-party pricing service approved by the Advisor’s Pricing Committee, which may use the following valuation inputs when available:
 1)
benchmark yields;
 2)
reported trades;
 3)
broker/dealer quotes;
 4)
issuer spreads;
 5)
benchmark securities;
 6)
bids and offers; and

Notes to Financial Statements (Continued)
First Trust Tactical High Yield ETF (HYLS)
October 31, 2024
 7)
reference data including market research publications.
Common stocks and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.
Shares of open-end funds are valued based on NAV per share.
Equity securities traded in an over-the-counter market are valued at the close price or the last trade price.
Senior Floating-Rate Loan Interests (“Senior Loans”)(1) are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are valued using information provided by a third-party pricing service. The third-party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior Loans.
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
 1)
the credit conditions in the relevant market and changes thereto;
 2)
the liquidity conditions in the relevant market and changes thereto;
 3)
the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
 4)
issuer-specific conditions (such as significant credit deterioration); and
 5)
any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
 1)
the most recent price provided by a pricing service;
 2)
available market prices for the fixed-income security;
 3)
the fundamental business data relating to the borrower/issuer;
 4)
an evaluation of the forces which influence the market in which these securities are purchased and sold;
 5)
the type, size and cost of a security;
 6)
the financial statements of the borrower/issuer or the financial condition of the country of issue;

(1)
The terms “security” and “securities” used throughout the Notes to Financial Statements include Senior Loans.

Notes to Financial Statements (Continued)
First Trust Tactical High Yield ETF (HYLS)
October 31, 2024
 7)
the credit quality and cash flow of the borrower/issuer, or country of issue, based on the Pricing Committee’s, sub-advisor’s or portfolio manager’s analysis, as applicable, or external analysis;
 8)
the information as to any transactions in or offers for the security;
 9)
the price and extent of public trading in similar securities of the borrower/issuer, or comparable companies;
10)
the coupon payments;
11)
the quality, value and salability of collateral, if any, securing the security;
12)
the business prospects of the borrower/issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the borrower’s/issuer’s management (for corporate debt only);
13)
the prospects for the borrower’s/issuer’s industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry (for corporate debt only);
14)
the borrower’s/issuer’s competitive position within the industry;
15)
the borrower’s/issuer’s ability to access additional liquidity through public and/or private markets; and
16)
other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•  Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•  Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o  Quoted prices for similar investments in active markets.
o  Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o  Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o  Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•  Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of October 31, 2024, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
As of October 1, 2024, the United Kingdom’s Financial Conduct Authority ceased all London Interbank Offered Rates (“LIBOR”) publications. Transitioning to the Secured Overnight Financing Rate (“SOFR”), or any alternative reference rate, may affect the value, liquidity or return on certain investments previously based on LIBOR.
Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. Due to the nature of the Senior Loan market, the actual settlement date may not be certain at the time of the purchase or sale for some of the Senior Loans. Interest income on such Senior Loans is not accrued until settlement date. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At October 31, 2024, the Fund held $2,699,533 of when-issued or delayed-delivery securities. At October 31, 2024, the Fund had no forward purchase commitments.

Notes to Financial Statements (Continued)
First Trust Tactical High Yield ETF (HYLS)
October 31, 2024
C. Short Sales
Short sales are utilized for investment and risk management purposes and are transactions in which securities or other instruments (such as options, forwards, futures or other derivative contracts) are sold that are not currently owned in the Fund’s portfolio. When the Fund engages in a short sale, the Fund must borrow the security sold short and deliver the security to the counterparty. Short selling allows the Fund to profit from a decline in a market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. The Fund is charged a fee or premium to borrow the securities sold short and is obligated to repay the lenders of the securities. Any dividends or interest that accrues on the securities during the period of the loan are due to the lenders. A gain, limited to the price at which the security was sold short, or a loss, unlimited in size, will be recognized upon the termination of the short sale; which is effected by the Fund purchasing the security sold short and delivering the security to the lender. Any such gain or loss may be offset, completely or in part, by the change in the value of the long portion of the Fund’s portfolio. The Fund is subject to the risk it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund. There were no short sales outstanding as of October 31, 2024.
The Fund has established an account with Pershing, LLC for the purpose of purchasing or borrowing securities on margin. The Fund pays interest on any margin balance, which is calculated as the daily margin account balance times the broker’s margin interest rate. At October 31, 2024, the Fund had no borrowings. The borrowings are categorized as Level 2 within the fair value hierarchy. The Fund is charged interest on debit margin balance at a rate equal to the Overnight Bank Funding Rate plus 75 basis points. Free Credit Interest Balances are charged at a rate equal to Overnight Bank Funding Rate less 40 basis points. With regard to securities held short, the Fund is credited a rebate equal to the market value of its short positions at a rate equal to the Overnight Bank Funding Rate less 35 basis points. This rebate rate applies to easy to borrow securities. Securities that are hard to borrow may earn a rebate that is less than the foregoing or may be subject to a premium charge on a security by security basis. The different rebate rate is determined at the time of a short sale request. At October 31, 2024, the Fund had no debit margin balance. For the fiscal year ended October 31, 2024, the Fund had margin interest expense of $1,517,359, as shown on the Statement of Operations. For the fiscal year ended October 31, 2024, the average margin balance and interest rates were $59,212,880 and 6.07%, respectively.
D. Swap Agreements
The Fund may enter into credit default swap contracts (“CDS”) for investment purposes or to manage credit risk. A CDS is an agreement between two parties (“Counterparties”) to exchange the credit risk of an issuer. Swap agreements may be privately negotiated in the over-the-counter market as a bilateral contract or centrally cleared.
A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value,” of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. In the event of a default by the Counterparty, the Fund will seek withdrawal of this collateral and may incur certain costs exercising its right with respect to the collateral. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.
Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Cash deposited is segregated and included in “Cash segregated as collateral for open swap contracts” on the Statement of Assets and Liabilities. The daily change in valuation of centrally cleared swaps is included in “variation margin on swaps payable” in the Statement of Assets and Liabilities.

Notes to Financial Statements (Continued)
First Trust Tactical High Yield ETF (HYLS)
October 31, 2024
Payments received from (paid to) the Counterparty, including at termination, are recorded as “net realized gain (loss) on swap contracts” on the Statement of Operations.
CDS contracts are marked to market daily based upon quotations from brokers, market makers or an independent pricing service and the change in value, if any, is recorded as unrealized appreciation (depreciation). For a CDS contract sold by the Fund, payment of the agreed upon amount made by the Fund in the event of default of the referenced debt obligation is recorded as the cost of the reference debt obligation purchased/received. The Fund held no swaps contracts during the year ended October 31, 2024.
E. Unfunded Loan Commitments
The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower’s discretion. Unfunded loan commitments are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statement of Assets and Liabilities and Statement of Operations. Unfunded loan commitments are categorized as Level 2 within the fair value hierarchy. In connection with these commitments, the Fund earns a commitment fee typically set as a percentage of the commitment amount. The commitment fees are included in “Interest” on the Statement of Operations. As of October 31, 2024, the Fund had no unfunded loan commitments.
F. Restricted Securities
The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of October 31, 2024, the Fund held a restricted security as shown in the following table that the Advisor has deemed illiquid pursuant to procedures adopted by the Trust’s Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security.

Security	Acquisition Date	Shares	Current Price	Carrying Cost	Value	% of Net Assets
Akorn, Inc.	10/15/20	259,956	$0.08	$2,979,179	$19,497	0.00%*

*	Amount is less than 0.01%.
G. Dividends and Distributions to Shareholders
Dividends from net investment income of the Fund, if any, are declared and paid monthly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom the shares were purchased makes such option available. Such shares will generally be reinvested by the broker based upon the market price of those shares and investors may be subject to customary brokerage commissions charged by the broker.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on significantly modified portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid during the fiscal years ended October 31, 2024 and 2023 was as follows:

Distributions paid from:	2024	2023
Ordinary income	$93,034,630	$95,472,212
Capital gains	—	—
Return of capital	—	497,443

Notes to Financial Statements (Continued)
First Trust Tactical High Yield ETF (HYLS)
October 31, 2024
As of October 31, 2024, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed ordinary income	$—
Accumulated capital and other gain (loss)	(291,964,006)
Net unrealized appreciation (depreciation)	(29,626,919)
H. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2021, 2022, 2023, and 2024 remain open to federal and state audit. As of October 31, 2024, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2024, for federal income tax purposes, the Fund had $291,964,006 of non-expiring capital loss carryforwards available, to the extent provided by regulations, to offset future capital gains. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to the Fund’s shareholders.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2024, the Fund had no net late year ordinary or capital losses.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31, 2024, the adjustments for the Fund were as follows:

Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-In Capital
$6,460,503	$(6,414,173)	$(46,330)
As of October 31, 2024, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:

Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$1,648,467,903	$29,259,008	$(58,885,927)	$(29,626,919)
I. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3). The Fund is subject to an interest expense due to the costs associated with the Fund’s short positions in securities.

Notes to Financial Statements (Continued)
First Trust Tactical High Yield ETF (HYLS)
October 31, 2024
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund’s portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust manages the investment of the Fund’s assets and is responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit, and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The annual unitary management fee payable by the Fund to First Trust for these services will be reduced at certain levels of the Fund’s net assets (“breakpoints”) and calculated pursuant to the following schedule:

Breakpoints
Fund net assets up to and including $2.5 billion	0.95000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.92625%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.90250%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.87875%
Fund net assets greater than $10 billion	0.85500%
The Trust has multiple service agreements with The Bank of New York Mellon (“BNY”). Under the service agreements, BNY performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BNY is responsible for custody of the Fund’s assets. As fund accountant and administrator, BNY is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BNY is responsible for maintaining shareholder records for the Fund. BNY is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee, the Vice Chair of the Audit Committee, the Lead Independent Trustee and the Vice Lead Independent Trustee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Committee Chairs, the Audit Committee Vice Chair, the Lead Independent Trustee and the Vice Lead Independent Trustee rotate periodically in serving in such capacities. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal year ended October 31, 2024, the cost of purchases and proceeds from sales of investments, excluding short-term investments, investments sold short and in-kind transactions, were $677,513,087 and $728,239,786, respectively. The cost of purchases to cover short sales and the proceeds of short sales were $0 and $0, respectively.
For the fiscal year ended October 31, 2024, the Fund had no in-kind transactions.
5. Borrowings
Effective February 28, 2024, the Trust, on behalf of the Fund, along with First Trust Exchange-Traded Fund III, First Trust Series Fund and First Trust Variable Insurance Trust, entered into a new Credit Agreement with BNY as administrative agent for a group of lenders. The borrowing rate is the higher of the federal funds effective rate and the adjusted daily simple SOFR rate plus 1.00%. The commitment amount under the credit agreement is $620 million and such commitment amount may be increased up to $700 million with the consent of one or more lenders. BNY charges on behalf of the lenders a commitment fee of 0.20% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans, and an agency fee. Prior to

Notes to Financial Statements (Continued)
First Trust Tactical High Yield ETF (HYLS)
October 31, 2024
February 28, 2024, the Trust, on behalf of the Fund, along with First Trust Series Fund and First Trust Variable Insurance Trust, had a $200 million Credit Agreement with BNY. BNY charged a commitment fee of 0.25% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans. First Trust allocates the commitment fee and agency fee amongst the funds that have access to the credit line. To the extent that the Fund accesses the credit line, there would also be an interest fee charged. The Fund did not have any borrowings outstanding during the fiscal year ended October 31, 2024.
6. Creations, Redemptions and Transaction Fees
The Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with the Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in Creation Units. Prior to the start of trading on every business day, the Fund publishes through the National Securities Clearing Corporation the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of the Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of the Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in the Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of the Fund’s shares at or close to the NAV per share of the Fund.
The Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
The Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by the Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
7. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before March 31, 2026.
8. Indemnification
The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Notes to Financial Statements (Continued)
First Trust Tactical High Yield ETF (HYLS)
October 31, 2024
9. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund IV:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of First Trust Tactical High Yield ETF (the “Fund”), one of the funds constituting the First Trust Exchange-Traded Fund IV, as of October 31, 2024, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2024, by correspondence with the custodian, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche, LLP
Chicago, Illinois
December 23, 2024
We have served as the auditor of one or more First Trust investment companies since 2001.

Other Information
First Trust Tactical High Yield ETF (HYLS)
October 31, 2024 (Unaudited)

Changes in and Disagreements with Accountants (Item 8 of Form N-CSR)
There were no changes in or disagreements with the Fund’s accountants during the fiscal year ended October 31, 2024.
Proxy Disclosures (Item 9 of Form N-CSR)
There were no matters submitted for vote by shareholders of the Fund during the fiscal year ended October 31, 2024.
Remuneration Paid to Directors, Officers, and Others (Item 10 of Form N-CSR)
Independent Trustees and any member of any advisory board of the Fund are compensated through the unitary management fee paid by the Fund to the advisor and not directly by the Fund. The investment advisory fee paid is included in the Statement of Operations.
Statement Regarding the Basis for the Board’s Approval of Investment Advisory Contract (Item 11 of Form N-CSR)
The Board of Trustees of First Trust Exchange-Traded Fund IV (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Agreement”) with First Trust Advisors L.P. (the “Advisor”) on behalf of the First Trust Tactical High Yield ETF (the “Fund”). The Board approved the continuation of the Agreement for a one-year period ending June 30, 2025 at a meeting held on June 2–3, 2024. The Board determined that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 16, 2024, April 25, 2024 and June 2–3, 2024, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate schedule payable by the Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; any indirect benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”); and information on the Advisor’s compliance program. The Board reviewed initial materials with the Advisor at the meeting held on April 25, 2024, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the April 25, 2024 meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 2–3, 2024 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from the Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor manages the Fund and knowing the Fund’s unitary fee.
In reviewing the Agreement, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, as well as the background and experience of the persons responsible for such services. The Board noted that the Fund is an actively-managed ETF and noted that the Advisor’s Leveraged Finance Investment Team is responsible for the day-to-day management of the Fund’s investments. The Board considered the background and experience of the members of the Leveraged Finance Investment Team and noted the Board’s prior meetings with members of the Team. The Board considered the Advisor’s statement that it applies the same oversight model internally with its Leveraged Finance Investment Team as it uses for overseeing external sub-advisors, including portfolio risk monitoring and

Other Information (Continued)
First Trust Tactical High Yield ETF (HYLS)
October 31, 2024 (Unaudited)
performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objectives, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 25, 2024 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed the Fund consistent with its investment objectives, policies and restrictions.
The Board considered the unitary fee rate schedule payable by the Fund under the Agreement for the services provided. The Board considered that as part of the unitary fee the Advisor is responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Agreement and interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the total (net) expense ratio for the Fund was above the median total (net) expense ratio of the peer funds in the Expense Group. With respect to the Expense Group, the Board discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, and different business models that may affect the pricing of services among ETF sponsors. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Fund and other non-ETF clients that limited their comparability. In considering the unitary fee rate schedule overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund’s performance. The Board received and reviewed information comparing the Fund’s performance for periods ended December 31, 2023 to the performance of the funds in the Performance Universe and to that of a benchmark index. Based on the information provided, the Board noted that the Fund outperformed the Performance Universe median and underperformed the benchmark index for the one-year period ended December 31, 2023 and underperformed the Performance Universe median and the benchmark index for the three-, five- and ten-year periods ended December 31, 2023.
On the basis of all the information provided on the unitary fee and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to the Fund under the Agreement.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund at current asset levels and whether the Fund may benefit from any economies of scale. The Board noted that the unitary fee rate schedule for the Fund includes breakpoints pursuant to which the unitary fee rate will be reduced as assets of the Fund meet certain thresholds. The Board considered the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Fund will increase during the next twelve months as the Advisor continues to build infrastructure and add new staff. The Board also noted that under the unitary fee structure, any reduction in expenses associated with the management and operations of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for shareholders of the Fund. The Board concluded that the unitary fee rate schedule for the Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the management of the Fund at current asset levels. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2023 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable. In addition, the Board considered indirect benefits described by the Advisor that may be realized from its

Other Information (Continued)
First Trust Tactical High Yield ETF (HYLS)
October 31, 2024 (Unaudited)
relationship with the Fund. The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with the Fund. The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.
Remuneration Disclosure Under the Alternative Investment Fund Managers Directive
First Trust Advisors L.P. (“First Trust”) is authorised and regulated by the U.S. Securities and Exchange Commission and is entitled to market shares of certain funds it manages, including First Trust Tactical High Yield ETF (the “Fund”), in certain member states in the European Economic Area in accordance with the cooperation arrangements in Article 42 of the Alternative Investment Fund Managers Directive (the “Directive”). First Trust is required under the Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust’s interpretation of currently available regulatory guidance on remuneration disclosures.
During the year ended December 31, 2023, the amount of remuneration paid (or to be paid) by First Trust Advisors L.P. in respect of the Fund is $747,397. This figure is comprised of $34,906 paid (or to be paid) in fixed compensation and $712,491 paid (or to be paid) in variable compensation. There were a total of 33 beneficiaries of the remuneration described above. Those amounts include $360,718 paid (or to be paid) to senior management of First Trust Advisors L.P. and $386,679 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust Advisors L.P. or the Fund (collectively, “Code Staff”).
Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust’s remuneration policy (the “Remuneration Policy”) which is determined and implemented by First Trust’s senior management. The Remuneration Policy reflects First Trust’s ethos of good governance and encapsulates the following principal objectives:
i.
to provide a clear link between remuneration and performance of First Trust and to avoid rewarding for failure;
ii.
to promote sound and effective risk management consistent with the risk profiles of the funds managed by First Trust; and
iii.
to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the funds managed by First Trust in a manner that avoids conflicts of interest.
First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest. First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.
First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust. Remuneration is not based upon the performance of the Fund.
The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.
No individual is involved in setting his or her own remuneration.
Federal Tax Information
Distributions paid to foreign shareholders during the Fund’s fiscal year ended October 31, 2024 that were properly designated by the Fund as “interest-related dividends” or “short-term capital gain dividends,” may not be subject to federal income tax provided that the income was earned directly by such foreign shareholders.
Of the ordinary income (including short-term capital gain) distributions made by the Fund during the fiscal year ended October 31, 2024, none qualify for the corporate dividends received deduction available to corporate shareholders or as qualified dividend income.

Annual Financial Statements and Other Information
For the Year Ended October 31, 2024

First Trust Exchange-Traded Fund IV

FT Vest S&P 500® Dividend Aristocrats Target Income ETF® (KNG)

FT Vest S&P 500® Dividend Aristocrats Target Income ETF® (KNG)
Annual Financial Statements and Other Information
October 31, 2024
Performance and Risk Disclosure
There is no assurance that FT Vest S&P 500® Dividend Aristocrats Target Income ETF® (the “Fund”) will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
First Trust Advisors L.P., the Fund’s advisor, may also periodically provide additional information on Fund performance on the Fund’s webpage at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data that provides insight into the Fund’s performance and investment approach.
The material risks of investing in the Fund are spelled out in its prospectus, statement of additional information, and other Fund regulatory filings.

FT Vest S&P 500® Dividend Aristocrats Target Income ETF® (KNG)
Portfolio of Investments
October 31, 2024

Shares	Description	Value
COMMON STOCKS — 100.2%
	Aerospace & Defense — 1.5%
175,803	General Dynamics Corp. (a)	$51,265,913
	Air Freight & Logistics — 3.0%
496,240	C.H. Robinson Worldwide, Inc. (a)	51,132,570
442,918	Expeditors International of Washington, Inc. (a)	52,707,242
		103,839,812
	Beverages — 4.4%
1,081,337	Brown-Forman Corp., Class B (a)	47,611,268
786,981	Coca-Cola (The) Co. (a)	51,397,729
307,644	PepsiCo, Inc. (a)	51,093,516
		150,102,513
	Biotechnology — 1.7%
279,271	AbbVie, Inc. (a)	56,934,979
	Building Products — 1.5%
684,819	A.O. Smith Corp. (a)	51,429,907
	Capital Markets — 4.6%
2,618,086	Franklin Resources, Inc. (a)	54,377,646
107,385	S&P Global, Inc. (a)	51,583,459
472,848	T. Rowe Price Group, Inc. (a)	51,947,081
		157,908,186
	Chemicals — 9.1%
164,433	Air Products and Chemicals, Inc. (a)	51,061,379
556,637	Albemarle Corp. (a)	52,730,223
206,614	Ecolab, Inc. (a)	50,771,258
111,632	Linde PLC (a)	50,920,937
416,251	PPG Industries, Inc. (a)	51,827,412
146,474	Sherwin-Williams (The) Co. (a)	52,550,477
		309,861,686
	Commercial Services & Supplies — 1.5%
253,258	Cintas Corp. (a)	52,123,029
	Consumer Staples Distribution & Retail — 4.6%
712,072	Sysco Corp. (a)	53,369,796
352,668	Target Corp. (a)	52,914,307
637,812	Walmart, Inc. (a)	52,268,693
		158,552,796
	Containers & Packaging — 1.6%
4,784,453	Amcor PLC (a)	53,250,962
	Distributors — 1.6%
468,251	Genuine Parts Co. (a)	53,708,390
	Electric Utilities — 1.5%
639,582	NextEra Energy, Inc. (a)	50,686,873
	Electrical Equipment — 1.5%
489,228	Emerson Electric Co. (a)	52,968,716
	Food Products — 6.1%
937,415	Archer-Daniels-Midland Co. (a)	51,754,682
1,703,567	Hormel Foods Corp. (a)	52,043,972
See Notes to Financial Statements

FT Vest S&P 500® Dividend Aristocrats Target Income ETF® (KNG)
Portfolio of Investments (Continued)
October 31, 2024
Shares	Description	Value
COMMON STOCKS (Continued)
	Food Products (Continued)
452,528	J.M. Smucker (The) Co. (a)	$51,366,453
672,385	McCormick & Co., Inc. (a)	52,607,403
		207,772,510
	Gas Utilities — 1.5%
371,235	Atmos Energy Corp. (a)	51,519,993
	Health Care Equipment & Supplies — 4.5%
454,468	Abbott Laboratories (a)	51,523,037
221,959	Becton Dickinson & Co. (a)	51,847,403
582,084	Medtronic PLC (a)	51,950,997
		155,321,437
	Health Care Providers & Services — 1.5%
472,217	Cardinal Health, Inc. (a)	51,244,989
	Hotels, Restaurants & Leisure — 1.5%
175,623	McDonald’s Corp. (a)	51,301,235
	Household Products — 7.5%
516,118	Church & Dwight Co., Inc. (a)	51,565,349
333,147	Clorox (The) Co. (a)	52,820,457
531,019	Colgate-Palmolive Co. (a)	49,761,791
386,568	Kimberly-Clark Corp. (a)	51,869,694
312,249	Procter & Gamble (The) Co. (a)	51,577,290
		257,594,581
	Insurance — 6.1%
472,848	Aflac, Inc. (a)	49,549,742
503,078	Brown & Brown, Inc. (a)	52,642,082
180,173	Chubb Ltd. (a)	50,888,062
383,131	Cincinnati Financial Corp. (a)	53,956,339
		207,036,225
	IT Services — 1.5%
242,520	International Business Machines Corp. (a)	50,133,734
	Life Sciences Tools & Services — 1.4%
160,182	West Pharmaceutical Services, Inc. (a)	49,324,843
	Machinery — 9.2%
136,837	Caterpillar, Inc. (a)	51,478,079
286,633	Dover Corp. (a)	54,268,226
207,271	Illinois Tool Works, Inc. (a)	54,124,676
212,800	Nordson Corp. (a)	52,750,992
532,887	Pentair PLC (a)	52,819,760
514,764	Stanley Black & Decker, Inc. (a)	47,842,166
		313,283,899
	Metals & Mining — 1.6%
374,726	Nucor Corp. (a)	53,151,136
	Multi-Utilities — 1.5%
494,988	Consolidated Edison, Inc. (a)	50,330,380
	Oil, Gas & Consumable Fuels — 3.0%
352,037	Chevron Corp. (a)	52,390,146
442,877	Exxon Mobil Corp. (a)	51,719,176
		104,109,322
See Notes to Financial Statements

FT Vest S&P 500® Dividend Aristocrats Target Income ETF® (KNG)
Portfolio of Investments (Continued)
October 31, 2024
Shares	Description	Value
COMMON STOCKS (Continued)
	Personal Care Products — 1.5%
2,305,787	Kenvue, Inc. (a)	$52,871,696
	Pharmaceuticals — 1.5%
323,601	Johnson & Johnson (a)	51,730,856
	Professional Services — 1.5%
182,993	Automatic Data Processing, Inc. (a)	52,928,895
	Residential REITs — 1.5%
175,518	Essex Property Trust, Inc. (a)	49,822,539
	Retail REITs — 3.0%
464,920	Federal Realty Investment Trust (a)	51,531,733
836,579	Realty Income Corp. (a)	49,667,695
		101,199,428
	Software — 1.5%
97,702	Roper Technologies, Inc. (a)	52,537,296
	Specialty Retail — 1.5%
195,181	Lowe’s Cos., Inc. (a)	51,104,241
	Trading Companies & Distributors — 3.2%
700,396	Fastenal Co. (a)	54,756,959
48,942	W.W. Grainger, Inc. (a)	54,287,935
		109,044,894
	Total Common Stocks	3,425,997,891
	(Cost $3,311,212,072)
MONEY MARKET FUNDS — 0.1%
3,029,722	Dreyfus Government Cash Management Fund, Institutional Shares - 4.76% (b)	3,029,722
	(Cost $3,029,722)
	Total Investments — 100.3%	3,429,027,613
	(Cost $3,314,241,794)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
WRITTEN OPTIONS — (0.3)%
	Call Options Written — (0.3)%
(1,233)	A.O. Smith Corp.	$(9,259,830)	$80.00	11/15/24	(43,155)
(928)	Abbott Laboratories	(10,520,736)	120.00	11/15/24	(57,536)
(565)	AbbVie, Inc.	(11,518,655)	190.00	11/15/24	(824,900)
(1,057)	Aflac, Inc.	(11,076,303)	115.00	11/15/24	(10,570)
(383)	Air Products and Chemicals, Inc.	(11,893,299)	330.00	11/15/24	(176,180)
(1,095)	Albemarle Corp.	(10,372,935)	95.00	11/15/24	(662,475)
(9,875)	Amcor PLC	(10,990,875)	11.00	11/15/24	(355,500)
(1,589)	Archer-Daniels-Midland Co.	(8,772,869)	55.00	11/15/24	(286,020)
(791)	Atmos Energy Corp. (c)	(10,977,498)	145.00	11/15/24	(53,788)
(403)	Automatic Data Processing, Inc.	(11,656,372)	290.00	11/15/24	(245,830)
(419)	Becton Dickinson & Co.	(9,787,421)	245.00	11/15/24	(104,750)
(1,020)	Brown & Brown, Inc.	(10,673,280)	105.00	11/15/24	(193,800)
(2,277)	Brown-Forman Corp. (c)	(10,025,631)	50.00	11/15/24	(11,385)
(1,103)	C.H. Robinson Worldwide, Inc.	(11,365,312)	110.00	11/15/24	(66,180)
(1,029)	Cardinal Health, Inc.	(11,166,708)	110.00	11/15/24	(303,555)
(296)	Caterpillar, Inc.	(11,135,520)	390.00	11/15/24	(153,920)
(642)	Chevron Corp.	(9,554,244)	150.00	11/15/24	(227,910)
See Notes to Financial Statements

FT Vest S&P 500® Dividend Aristocrats Target Income ETF® (KNG)
Portfolio of Investments (Continued)
October 31, 2024
Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
WRITTEN OPTIONS (Continued)
	Call Options Written (Continued)
(383)	Chubb Ltd.	$(10,817,452)	$300.00	11/15/24	$(36,385)
(992)	Church & Dwight Co., Inc.	(9,911,072)	105.00	11/15/24	(68,448)
(829)	Cincinnati Financial Corp.	(11,674,807)	140.00	11/15/24	(327,455)
(528)	Cintas Corp.	(10,866,768)	850.00	11/15/24	(100,320)
(750)	Clorox (The) Co.	(11,891,250)	160.00	11/15/24	(249,000)
(1,512)	Coca-Cola (The) Co.	(9,874,872)	70.00	11/15/24	(6,048)
(1,030)	Colgate-Palmolive Co.	(9,652,130)	100.00	11/15/24	(11,330)
(1,038)	Consolidated Edison, Inc.	(10,554,384)	105.00	11/15/24	(93,420)
(564)	Dover Corp.	(10,678,212)	195.00	11/15/24	(112,800)
(406)	Ecolab, Inc.	(9,976,638)	260.00	11/15/24	(18,270)
(873)	Emerson Electric Co.	(9,451,971)	110.00	11/15/24	(261,900)
(348)	Essex Property Trust, Inc.	(9,878,328)	300.00	11/15/24	(66,120)
(803)	Expeditors International of Washington, Inc.	(9,555,700)	120.00	11/15/24	(264,990)
(865)	Exxon Mobil Corp.	(10,101,470)	120.00	11/15/24	(138,400)
(1,479)	Fastenal Co.	(11,562,822)	77.50	11/15/24	(334,254)
(928)	Federal Realty Investment Trust	(10,285,952)	115.00	11/15/24	(92,800)
(4,350)	Franklin Resources, Inc.	(9,034,950)	20.00	11/15/24	(587,250)
(350)	General Dynamics Corp.	(10,206,350)	310.00	11/15/24	(30,100)
(733)	Genuine Parts Co.	(8,407,510)	145.00	11/15/24	(3,665)
(3,159)	Hormel Foods Corp.	(9,650,745)	32.00	11/15/24	(44,226)
(416)	Illinois Tool Works, Inc.	(10,863,008)	260.00	11/15/24	(302,848)
(541)	International Business Machines Corp.	(11,183,552)	230.00	11/15/24	(3,787)
(852)	J.M. Smucker (The) Co.	(9,671,052)	120.00	11/15/24	(29,820)
(637)	Johnson & Johnson	(10,183,082)	165.00	11/15/24	(57,330)
(5,478)	Kenvue, Inc.	(12,561,054)	22.00	11/15/24	(690,228)
(708)	Kimberly-Clark Corp. (c)	(9,499,944)	145.00	11/15/24	(3,540)
(224)	Linde PLC	(10,217,760)	485.00	11/15/24	(19,040)
(430)	Lowe’s Cos., Inc.	(11,258,690)	280.00	11/15/24	(43,000)
(1,341)	McCormick & Co., Inc.	(10,491,984)	80.00	11/15/24	(100,575)
(393)	McDonald’s Corp.	(11,479,923)	315.00	11/15/24	(13,362)
(1,245)	Medtronic PLC	(11,111,625)	92.50	11/15/24	(68,475)
(1,320)	NextEra Energy, Inc.	(10,461,000)	85.00	11/15/24	(79,200)
(422)	Nordson Corp.	(10,460,958)	260.00	11/15/24	(82,290)
(643)	Nucor Corp.	(9,120,312)	160.00	11/15/24	(48,225)
(1,188)	Pentair PLC	(11,775,456)	100.00	11/15/24	(255,420)
(592)	PepsiCo, Inc.	(9,831,936)	175.00	11/15/24	(17,760)
(795)	PPG Industries, Inc.	(9,898,545)	130.00	11/15/24	(66,780)
(592)	Procter & Gamble (The) Co.	(9,778,656)	170.00	11/15/24	(47,952)
(1,738)	Realty Income Corp.	(10,318,506)	65.00	11/15/24	(8,690)
(187)	Roper Technologies, Inc.	(10,055,551)	560.00	11/15/24	(49,088)
(207)	S&P Global, Inc.	(9,943,452)	520.00	11/15/24	(14,490)
(300)	Sherwin-Williams (The) Co.	(10,763,100)	390.00	11/15/24	(10,500)
(1,152)	Stanley Black & Decker, Inc.	(10,706,688)	105.00	11/15/24	(17,280)
(1,398)	Sysco Corp.	(10,478,010)	75.00	11/15/24	(205,506)
(870)	T. Rowe Price Group, Inc.	(9,557,820)	115.00	11/15/24	(139,200)
(680)	Target Corp.	(10,202,720)	155.00	11/15/24	(156,400)
(107)	W.W. Grainger, Inc.	(11,868,761)	1,130.00	11/15/24	(146,590)
See Notes to Financial Statements

FT Vest S&P 500® Dividend Aristocrats Target Income ETF® (KNG)
Portfolio of Investments (Continued)
October 31, 2024
Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
WRITTEN OPTIONS (Continued)
	Call Options Written (Continued)
(1,410)	Walmart, Inc.	$(11,554,950)	$82.50	11/15/24	$(218,550)
(307)	West Pharmaceutical Services, Inc.	(9,453,451)	290.00	11/15/24	(732,809)
	Total Written Options				(10,253,370)
	(Premiums received $21,095,955)
	Net Other Assets and Liabilities — 0.0%				1,398,479
	Net Assets — 100.0%				$3,420,172,722

(a)	All or a portion of this security is held as collateral for the options written. At October 31, 2024, the value of these securities amounts to $689,532,417.
(b)	Rate shown reflects yield as of October 31, 2024.
(c)
This investment is fair valued by the Advisor’s Pricing Committee in accordance with procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the Investment Company Act of 1940 and rules thereunder, as amended. At
October 31, 2024, investments noted as such are valued at $(68,713) or (0.0)% of net assets.

Abbreviations throughout the Portfolio of Investments:
REITs	– Real Estate Investment Trusts

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 10/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$3,425,997,891	$3,425,997,891	$—	$—
Money Market Funds	3,029,722	3,029,722	—	—
Total Investments	$3,429,027,613	$3,429,027,613	$—	$—

LIABILITIES TABLE
	Total Value at 10/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(10,253,370)	$(10,135,569)	$(117,801)	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

FT Vest S&P 500® Dividend Aristocrats Target Income ETF® (KNG)
Statement of Assets and Liabilities
October 31, 2024

ASSETS:
Investments, at value	$3,429,027,613
Due from broker	7,277
Receivables:
Investment securities sold	173,735,778
Capital shares sold	116,270,514
Dividends	3,971,156
Total Assets	3,723,012,338

LIABILITIES:
Options contracts written, at value	10,253,370
Payables:
Investment securities purchased	185,540,267
Capital shares redeemed	104,873,821
Investment advisory fees	2,172,158
Total Liabilities	302,839,616
NET ASSETS	$3,420,172,722

NET ASSETS consist of:
Paid-in capital	$3,443,122,691
Par value	652,250
Accumulated distributable earnings (loss)	(23,602,219)
NET ASSETS	$3,420,172,722
NET ASSET VALUE, per share	$52.44
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	65,225,000
Investments, at cost	$3,314,241,794
Premiums received on options contracts written	$21,095,955
See Notes to Financial Statements

FT Vest S&P 500® Dividend Aristocrats Target Income ETF® (KNG)
Statement of Operations
For the Year Ended October 31, 2024

INVESTMENT INCOME:
Dividends	$60,525,494
Total investment income	60,525,494

EXPENSES:
Investment advisory fees	19,306,192
Total expenses	19,306,192
NET INVESTMENT INCOME (LOSS)	41,219,302

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(6,579,298)
In-kind redemptions	84,531,878
Written options contracts	56,401,161
Net realized gain (loss)	134,353,741
Net change in unrealized appreciation (depreciation) on:
Investments	222,190,517
Written options contracts	9,649,146
Net change in unrealized appreciation (depreciation)	231,839,663
NET REALIZED AND UNREALIZED GAIN (LOSS)	366,193,404
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$407,412,706
See Notes to Financial Statements

FT Vest S&P 500® Dividend Aristocrats Target Income ETF® (KNG)
Statements of Changes in Net Assets

	Year Ended 10/31/2024	Year Ended 10/31/2023
OPERATIONS:
Net investment income (loss)	$41,219,302	$12,782,119
Net realized gain (loss)	134,353,741	17,049,160
Net change in unrealized appreciation (depreciation)	231,839,663	(93,028,507)
Net increase (decrease) in net assets resulting from operations	407,412,706	(63,197,228)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(229,355,100)	(49,369,360)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	2,175,553,946	1,200,887,414
Cost of shares redeemed	(393,395,137)	(134,932,046)
Net increase (decrease) in net assets resulting from shareholder transactions	1,782,158,809	1,065,955,368
Total increase (decrease) in net assets	1,960,216,415	953,388,780

NET ASSETS:
Beginning of period	1,459,956,307	506,567,527
End of period	$3,420,172,722	$1,459,956,307

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	30,825,000	10,075,000
Shares sold	42,000,000	23,450,000
Shares redeemed	(7,600,000)	(2,700,000)
Shares outstanding, end of period	65,225,000	30,825,000
See Notes to Financial Statements

FT Vest S&P 500® Dividend Aristocrats Target Income ETF® (KNG)
Financial Highlights
For a share outstanding throughout each period

	Year Ended October 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of period	$47.36	$50.28	$54.77	$42.40	$44.69
Income from investment operations:
Net investment income (loss)	0.83 (a)	0.86 (a)	0.81	0.73	0.81 (a)
Net realized and unrealized gain (loss)	8.79	(0.94)	(3.28)	13.57	(1.35) (b)
Total from investment operations	9.62	(0.08)	(2.47)	14.30	(0.54)
Distributions paid to shareholders from:
Net investment income	(0.89)	(2.10)	(1.45)	(0.58)	(1.75)
Net realized gain	(3.65)	(0.74)	(0.57)	(1.35)	—
Total distributions	(4.54)	(2.84)	(2.02)	(1.93)	(1.75)
Transaction fees(Note 7)	—	—	—	—	0.00 (a) (c)
Net asset value, end of period	$52.44	$47.36	$50.28	$54.77	$42.40
Total return (d)	20.80%	(0.43)%	(4.52)%	34.14%	(0.93)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$3,420,173	$1,459,956	$506,568	$294,415	$66,778
Ratio of total expenses to average net assets	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of net investment income (loss) to average net assets	1.60%	1.69%	1.55%	1.65%	1.89%
Portfolio turnover rate (e)	206%	92%	55%	62%	86%

(a)	Based on average shares outstanding.
(b)
Realized and unrealized gains (losses) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(c)	Amount represents less than $0.01.
(d)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
FT Vest S&P 500® Dividend Aristocrats Target Income ETF® (KNG)
October 31, 2024

1. Organization
First Trust Exchange-Traded Fund IV (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on September 15, 2010, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
This report covers the FT Vest S&P 500® Dividend Aristocrats Target Income ETF® (the “Fund”), a diversified series of the Trust, which trades under the ticker “KNG” on Cboe BZX Exchange, Inc. The Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
The Fund’s investment objective seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Cboe S&P 500® Dividend Aristocrats Target Income Index Monthly Series (the “Index”). The Fund will normally invest at least 80% of its total assets (including investment borrowings) in the securities that comprise the Index. The Index is a rules-based buy-write index designed with the primary goal of generating an annualized level of income from stock dividends and option premiums that is approximately 8% over the annual dividend yield of the S&P 500® Index and a secondary goal of generating capital appreciation.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. The Fund’s NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Common stocks and other equity securities listed on any national or foreign exchange (excluding Nasdaq, Inc. (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.
Exchange-traded options contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options contracts are valued at the mean of their most recent bid and ask price, if both are available. Options contracts traded in the over-the-counter market may be valued as follows, depending on the market in which the investment trades: (1) the mean of the most recent bid and ask price, if available; or (2) a price based on the equivalent exchange-traded option.
Equity securities traded in an over-the-counter market are valued at the close price or the last trade price.

Notes to Financial Statements (Continued)
FT Vest S&P 500® Dividend Aristocrats Target Income ETF® (KNG)
October 31, 2024
Shares of open-end funds are valued based on NAV per share.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
 1)
the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price;
 2)
the type of security;
 3)
the size of the holding;
 4)
the initial cost of the security;
 5)
transactions in comparable securities;
 6)
price quotes from dealers and/or third-party pricing services;
 7)
relationships among various securities;
 8)
information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
 9)
an analysis of the issuer’s financial statements;
10)
the existence of merger proposals or tender offers that might affect the value of the security; and
11)
other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•  Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•  Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o  Quoted prices for similar investments in active markets.
o  Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o  Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o  Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•  Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of October 31, 2024, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date.

Notes to Financial Statements (Continued)
FT Vest S&P 500® Dividend Aristocrats Target Income ETF® (KNG)
October 31, 2024
C. Options Contracts
The Fund will employ a “partial covered call strategy,” meaning that covered calls will be typically written on a notional value less than the total value of each underlying stock contained in the S&P 500® Dividend Aristocrats Index (the “Aristocrat Stocks”), such that the short position in each call option is “covered” by a portion of the corresponding Aristocrat Stock held by the Fund, however, the notional value of the covered calls will not exceed 100% of the value of each underlying Aristocrat Stock. A written (sold) call option gives the seller the obligation to sell shares of the underlying asset at a specified price (“strike price”) at a specified date (“expiration date”). The writer (seller) of the call option receives an amount (premium) for writing (selling) the option. In the event the underlying asset appreciates above the strike price as of the expiration date, the writer (seller) of the call option will have to pay the difference between the value of the underlying asset and the strike price (which loss is offset by the premium initially received), and in the event the underlying asset declines in value, the call option may end up worthless and the writer (seller) of the call option retains the premium.
When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in “Options contracts written, at value” on the Statement of Assets and Liabilities. Options are marked-to-market daily and their value is affected by changes in the value of the underlying security, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying securities, and the remaining time to the option’s expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or the trading volume diminishes. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from options written. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. Any gain or loss on written options would be included in “Net realized gain (loss) on written options contracts” on the Statement of Operations. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.
D. Dividends and Distributions to Shareholders
Dividends from net investment income of the Fund, if any, are declared and paid monthly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on significantly modified portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid during the fiscal years ended October 31, 2024 and 2023 was as follows:

Distributions paid from:	2024	2023
Ordinary income	$177,363,727	$33,712,138
Capital gains	51,991,373	15,657,222
Return of capital	—	—
As of October 31, 2024, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed ordinary income	$—
Accumulated capital and other gain (loss)	—
Net unrealized appreciation (depreciation)	(23,602,219)
E. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the

Notes to Financial Statements (Continued)
FT Vest S&P 500® Dividend Aristocrats Target Income ETF® (KNG)
October 31, 2024
timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2021, 2022, 2023, and 2024 remain open to federal and state audit. As of October 31, 2024, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2024, for federal income tax purposes, the Fund had no non-expiring capital loss carryforwards available, to the extent provided by regulations, to offset future capital gains.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2024, the Fund had no net late year ordinary or capital losses.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31, 2024, the adjustments for the Fund were as follows:

Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-In Capital
$3,879,318	$(46,655,740)	$42,776,422
As of October 31, 2024, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:

Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$3,442,376,462	$188,343,889	$(211,946,108)	$(23,602,219)
F. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund’s portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
First Trust is responsible for the expenses of the Fund including the cost of transfer agency, sub-advisory, custody, fund administration, legal, audit and other services and license fees (if any), but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary

Notes to Financial Statements (Continued)
FT Vest S&P 500® Dividend Aristocrats Target Income ETF® (KNG)
October 31, 2024
expenses. The annual unitary management fee payable by the Fund to First Trust for these services will be reduced at certain levels of the Fund’s net assets (“breakpoints”) and calculated pursuant to the following schedule:

Breakpoints
Fund net assets up to and including $2.5 billion	0.75000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.73125%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.71250%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.69375%
Fund net assets greater than $10 billion	0.67500%
Vest Financial LLC (“Vest”), an affiliate of First Trust, serves as the Fund’s sub-advisor and manages the Fund’s portfolio subject to First Trust’s supervision. Pursuant to the Investment Management Agreement, between the Trust, on behalf of the Fund, and the Advisor, and the Investment Sub-Advisory Agreement among the Trust, on behalf of the Fund, the Advisor and Vest, First Trust will supervise Vest and its management of the investment of the Fund’s assets and will pay Vest for its services as the Fund’s sub-advisor. Vest receives a sub-advisory fee equal to 0.20% of the average daily net assets of the Fund. Vest’s fee is paid by the Advisor out of its management fee.
The Trust has multiple service agreements with The Bank of New York Mellon (“BNY”). Under the service agreements, BNY performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BNY is responsible for custody of the Fund’s assets. As fund accountant and administrator, BNY is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BNY is responsible for maintaining shareholder records for the Fund. BNY is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee, the Vice Chair of the Audit Committee, the Lead Independent Trustee and the Vice Lead Independent Trustee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Committee Chairs, the Audit Committee Vice Chair, the Lead Independent Trustee and the Vice Lead Independent Trustee rotate periodically in serving in such capacities. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal year ended October 31, 2024, the cost of purchases and proceeds from sales of investments, excluding short-term investments and in-kind transactions, were $5,317,773,711 and $5,338,440,029, respectively.
For the fiscal year ended October 31, 2024, the cost of in-kind purchases and proceeds from in-kind sales were $2,191,246,841 and $391,632,802, respectively.
5. Derivative Transactions
The following table presents the types of derivatives held by the Fund at October 31, 2024, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.

		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Options contracts	Equity Risk	Options contracts purchased, at value	$—	Options contracts written, at value	$10,253,370

Notes to Financial Statements (Continued)
FT Vest S&P 500® Dividend Aristocrats Target Income ETF® (KNG)
October 31, 2024
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended October 31, 2024, on derivative instruments, as well as the primary underlying risk exposure associated with the instruments.

Statement of Operations Location
Equity Risk Exposure
Net realized gain (loss) on written options contracts	$56,401,161
Net change in unrealized appreciation (depreciation) on written options contracts	9,649,146
During the fiscal year ended October 31, 2024, the premiums for written options contracts opened were $185,911,773 and the premiums for written options contracts closed, exercised and expired were $172,712,829.
6. Offsetting on the Statement of Assets and Liabilities
The Fund is subject to a Master Netting Arrangement, which governs the terms of certain transactions with select counterparties. The Master Netting Arrangement allows the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangement also specifies collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangement, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and type of Master Netting Arrangement.
The following is a summary of the Statement of Assets and Liabilities subject to offsetting in the Fund as of the end of the reporting period:

Description/ Counterparty	Gross Amount of Recognized Liabilities	Gross Amount Offset in the Statement of Assets and Liabilities	Net Amount of Liabilities Presented in the Statement of Assets and Liabilities	Gross Amount Not Offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Pledged
Written Options
Societe Generale	$10,253,370	$—	$10,253,370	$(10,253,370)	$—	$—
In some instances, the collateral amounts disclosed in the tables were adjusted due to the requirement to limit the collateral amounts to avoid the effect of overcollateralization. Actual collateral received/pledged may be more than the amounts disclosed herein.
7. Creations, Redemptions and Transaction Fees
The Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with the Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in Creation Units. Prior to the start of trading on every business day, the Fund publishes through the National Securities Clearing Corporation the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of the Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of the Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in the Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of the Fund’s shares at or close to the NAV per share of the Fund.
The Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of the Fund times the number of

Notes to Financial Statements (Continued)
FT Vest S&P 500® Dividend Aristocrats Target Income ETF® (KNG)
October 31, 2024
shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
The Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by the Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
8. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before March 31, 2026.
9. Indemnification
The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
10. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund IV:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of FT Vest S&P 500® Dividend Aristocrats Target Income ETF® (the “Fund”), one of the funds constituting the First Trust Exchange-Traded Fund IV, as of October 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. The financial highlights for the year ended October 31, 2020 were audited by other auditors whose report dated December 23, 2020, expressed an unqualified opinion on such financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche, LLP
Chicago, Illinois
December 20, 2024
We have served as the auditor of one or more First Trust investment companies since 2001.

Other Information
FT Vest S&P 500® Dividend Aristocrats Target Income ETF® (KNG)
October 31, 2024 (Unaudited)

Changes in and Disagreements with Accountants (Item 8 of Form N-CSR)
There were no changes in or disagreements with the Fund’s accountants during the fiscal year ended October 31, 2024.
Proxy Disclosures (Item 9 of Form N-CSR)
There were no matters submitted for vote by shareholders of the Fund during the fiscal year ended October 31, 2024.
Remuneration Paid to Directors, Officers, and Others (Item 10 of Form N-CSR)
Independent Trustees and any member of any advisory board of the Fund are compensated through the unitary management fee paid by the Fund to the advisor and not directly by the Fund. The investment advisory fee paid is included in the Statement of Operations.
Statement Regarding the Basis for the Board’s Approval of Investment Advisory Contract (Item 11 of Form N-CSR)
The Board of Trustees of First Trust Exchange-Traded Fund IV (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Advisory Agreement”) with First Trust Advisors L.P. (the “Advisor”) on behalf of the FT Vest S&P 500® Dividend Aristocrats Target Income ETF (the “Fund”) and the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) among the Trust, on behalf of the Fund, the Advisor and Vest Financial LLC (the “Sub-Advisor”). The Board approved the continuation of the Agreements for a one-year period ending June 30, 2025 at a meeting held on June 2–3, 2024. The Board determined that the continuation of the Agreements is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 16, 2024, April 25, 2024 and June 2–3, 2024, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor and the Sub-Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate schedule payable by the Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the sub-advisory fee as compared to fees charged to other clients of the Sub-Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor and the Sub-Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; financial data for the Sub-Advisor; any indirect benefits to the Advisor and its affiliates, First Trust Portfolios L.P. (“FTP”) and First Trust Capital Partners, LLC (“FTCP”), and the Sub-Advisor; and information on the Advisor’s and the Sub-Advisor’s compliance programs. The Board reviewed initial materials with the Advisor at the meeting held on April 25, 2024, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor. Following the April 25, 2024 meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 2–3, 2024 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the Sub-Advisor continue to be reasonable business arrangements from the Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor and the Sub-Advisor manage the Fund and knowing the Fund’s unitary fee.
In reviewing the Agreements, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the

Other Information (Continued)
FT Vest S&P 500® Dividend Aristocrats Target Income ETF® (KNG)
October 31, 2024 (Unaudited)
Fund, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services. The Board noted that the Advisor oversees the Sub-Advisor’s day-to-day management of the Fund’s investments, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 25, 2024 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. With respect to the Sub-Advisory Agreement, the Board reviewed the materials provided by the Sub-Advisor and considered the services that the Sub-Advisor provides to the Fund, including the Sub-Advisor’s day-to-day management of the Fund’s investments. In considering the Sub-Advisor’s management of the Fund, the Board noted the background and experience of the Sub-Advisor’s portfolio management team, including the Board’s prior meetings with members of the portfolio management team. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with its investment objective, policies and restrictions.
The Board considered the unitary fee rate schedule payable by the Fund under the Advisory Agreement for the services provided. The Board noted that the sub-advisory fee is paid by the Advisor from the unitary fee. The Board considered that as part of the unitary fee the Advisor is responsible for the Fund’s expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Advisory Agreement and interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the total (net) expense ratio for the Fund was above the median total (net) expense ratio of the peer funds in the Expense Group. With respect to the Expense Group, the Board discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating peer groups for index ETFs, including differences in underlying indexes and index-tracking methodologies that can result in greater management complexities across seemingly comparable ETFs, and different business models that may affect the pricing of services among ETF sponsors. The Board also noted that not all peer funds employ an advisor/sub-advisor management structure. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Fund and other non-ETF clients that limited their comparability. In considering the unitary fee rate schedule overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and the Sub-Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund’s performance. The Board received and reviewed information for periods ended December 31, 2023 regarding the performance of the Fund’s underlying index, the correlation between the Fund’s performance and that of its underlying index, the Fund’s tracking difference and the Fund’s excess return as compared to its benchmark index. The Board noted that during 2023, it approved changes to the Fund’s investment strategy and that, effective July 24, 2023, the Fund’s underlying index increased its target income level from approximately 3% to approximately 8% over the annual dividend yield of the S&P 500 Index and the 20% notional value cap on covered call options written by the Fund’s underlying index was removed. Based on the information provided and its ongoing review of performance, the Board concluded that the Fund was correlated to its underlying index and that the tracking difference for the Fund was within a reasonable range. In addition, the Board reviewed data prepared by Broadridge comparing the Fund’s performance to that of the Performance Universe and to that of a broad-based benchmark index. However, given the Fund’s objective of seeking investment results that correspond generally to the performance of its underlying index, the Board placed more emphasis on its review of correlation and tracking difference.

Other Information (Continued)
FT Vest S&P 500® Dividend Aristocrats Target Income ETF® (KNG)
October 31, 2024 (Unaudited)
On the basis of all the information provided on the unitary fee and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund (out of which the Sub-Advisor is compensated) continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor to the Fund under the Agreements.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund at current asset levels and whether the Fund may benefit from any economies of scale. The Board noted that the unitary fee rate schedule for the Fund includes breakpoints pursuant to which the unitary fee rate will be reduced as assets of the Fund meet certain thresholds. The Board considered the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Fund will increase during the next twelve months as the Advisor continues to build infrastructure and add new staff. The Board also noted that under the unitary fee structure, any reduction in expenses associated with the management and operations of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for shareholders of the Fund. The Board concluded that the unitary fee rate schedule for the Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the management of the Fund at current asset levels. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2023 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable. In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP. The Board also noted that FTCP has a controlling ownership interest in the Sub-Advisor’s parent company and considered potential indirect benefits to the Advisor from such ownership interest. The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
The Board considered the Sub-Advisor’s statement that it believes that the sub-advisory fee for the Fund is appropriate. The Board noted the Sub-Advisor’s statements that it continues to invest in infrastructure, technology and personnel, and that it anticipates that its expenses relating to providing services to the Fund will remain approximately the same for the next twelve months. The Board noted that the Advisor pays the Sub-Advisor from the unitary fee and its understanding that the Fund’s sub-advisory fee was the product of an arm’s length negotiation. The Board did not review the profitability of the Sub-Advisor with respect to the Fund. The Board concluded that the profitability analysis for the Advisor was more relevant. The Board considered the potential indirect benefits to the Sub-Advisor from being associated with the Advisor and the Fund, and noted the Sub-Advisor’s statements that it is the Sub-Advisor’s policy currently not to enter into soft-dollar arrangements for the procurement of research services in connection with client securities transactions and that, as a result, there are no foreseen indirect benefits from its relationship with the Fund. The Board also considered the potential indirect benefits to the Sub-Advisor from FTCP’s controlling ownership interest in the Sub-Advisor’s parent company. The Board concluded that the character and amount of potential indirect benefits to the Sub-Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.
Remuneration Disclosure Under the Alternative Investment Fund Managers Directive
First Trust Advisors L.P. (“First Trust”) is authorised and regulated by the U.S. Securities and Exchange Commission and is entitled to market shares of certain funds it manages, including FT Vest S&P 500® Dividend Aristocrats Target Income ETF® (the “Fund”), in certain member states in the European Economic Area in accordance with the cooperation arrangements in Article 42 of the Alternative Investment Fund Managers Directive (the “Directive”). First Trust is required under the Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust’s interpretation of currently available regulatory guidance on remuneration disclosures.
During the year ended December 31, 2023, the amount of remuneration paid (or to be paid) by First Trust Advisors L.P. in respect of the Fund is $449,205. This figure is comprised of $19,761 paid (or to be paid) in fixed compensation and $429,444 paid (or to be paid) in variable compensation. There were a total of 26 beneficiaries of the remuneration described above. Those amounts include

Other Information (Continued)
FT Vest S&P 500® Dividend Aristocrats Target Income ETF® (KNG)
October 31, 2024 (Unaudited)
$224,399 paid (or to be paid) to senior management of First Trust Advisors L.P. and $224,806 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust Advisors L.P. or the Fund (collectively, “Code Staff”).
Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust’s remuneration policy (the “Remuneration Policy”) which is determined and implemented by First Trust’s senior management. The Remuneration Policy reflects First Trust’s ethos of good governance and encapsulates the following principal objectives:
i.
to provide a clear link between remuneration and performance of First Trust and to avoid rewarding for failure;
ii.
to promote sound and effective risk management consistent with the risk profiles of the funds managed by First Trust; and
iii.
to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the funds managed by First Trust in a manner that avoids conflicts of interest.
First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest. First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.
First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust. Remuneration is not based upon the performance of the Fund.
The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.
No individual is involved in setting his or her own remuneration.
Federal Tax Information
For the taxable year ended October 31, 2024, the following percentages of income dividends paid by the Fund qualify for the dividends received deduction available to corporations and are hereby designated as qualified dividend income:

Dividends Received Deduction	Qualified Dividend Income
24.13%	25.17%
For the fiscal year ended October 31, 2024, the amount of long-term capital gain designated by the Fund was $51,991,373, which is taxable at the applicable capital gain tax rates for federal income tax purposes.
A portion of the Fund’s 2024 ordinary dividends (including short-term capital gains) paid to shareholders during the fiscal year ended October 31, 2024, may be eligible for the Qualified Business Income Deduction (QBI) under Internal Revenue Code of 1986, as amended, Section 199A for the aggregate dividends Fund received from the underlying Real Estate Investment Trusts (REITs) it invests in.

Annual Financial Statements and Other Information
For the Year Ended October 31, 2024

First Trust Exchange-Traded Fund IV

First Trust Long Duration Opportunities ETF (LGOV)

First Trust Long Duration Opportunities ETF (LGOV)
Annual Financial Statements and Other Information
October 31, 2024
Performance and Risk Disclosure
There is no assurance that First Trust Long Duration Opportunities ETF (the “Fund”) will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
First Trust Advisors L.P., the Fund’s advisor, may also periodically provide additional information on Fund performance on the Fund’s webpage at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data that provides insight into the Fund’s performance and investment approach.
The material risks of investing in the Fund are spelled out in its prospectus, statement of additional information, and other Fund regulatory filings.

First Trust Long Duration Opportunities ETF (LGOV)
Portfolio of Investments
October 31, 2024

Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 78.0%
	Collateralized Mortgage Obligations — 49.7%
	FARM Mortgage Trust
$3,750,000	Series 2024-1, Class A2 (a) (b)	4.72%	10/01/53	$3,266,278
	Federal Home Loan Mortgage Corporation Seasoned Loans Structured Transaction Trust
10,000,000	Series 2024-2, Class A2 (a) (c)	3.25%	10/25/34	8,660,465
	Federal Home Loan Mortgage Corporation
3,932,064	Series 2015-4471, Class JB	3.50%	09/15/43	3,317,231
6,061,582	Series 2015-4499, Class CZ	3.50%	08/15/45	5,177,529
4,662,389	Series 2017-4680, Class YZ	3.50%	05/15/47	4,069,144
4,442,000	Series 2017-4738, Class TY	3.00%	12/15/47	3,495,035
3,237,858	Series 2017-4745, Class CZ	3.50%	01/15/48	2,880,707
4,752,762	Series 2019-4924, Class XB	3.00%	10/25/49	3,445,238
7,631,494	Series 2021-5135, Class BZ	2.50%	08/25/51	4,575,855
3,670,799	Series 2021-5140, Class ZD	2.00%	08/25/51	2,166,222
12,826,164	Series 2021-5179, Class GZ	2.00%	01/25/52	7,115,949
17,330,863	Series 2022-5202, Class ZN	3.00%	05/25/51	11,705,415
6,289,591	Series 2022-5204, Class HZ	2.50%	03/25/52	3,806,665
13,338,822	Series 2022-5213, Class DB	3.00%	04/25/52	11,184,267
21,878,740	Series 2023-5299, Class ZA	3.00%	03/25/52	15,569,369
	Federal National Mortgage Association
1,062,887	Series 2005-74, Class NZ	6.00%	09/25/35	1,115,656
24,119,528	Series 2012-134, Class ZC	2.50%	12/25/42	18,269,199
1,503,415	Series 2013-19, Class ZD	3.50%	03/25/43	1,295,883
6,203,000	Series 2013-95, Class PY	3.00%	09/25/43	4,840,793
4,472,274	Series 2015-89, Class CZ	4.00%	08/25/45	4,058,970
7,339,012	Series 2016-44, Class ZD	3.00%	07/25/46	5,798,442
7,208,539	Series 2016-94, Class MB	2.50%	12/25/46	5,520,936
3,059,946	Series 2018-76, Class ZL	4.00%	10/25/58	2,723,261
2,255,567	Series 2018-84, Class ZM	4.00%	11/25/48	2,058,420
8,349,352	Series 2022-22, Class HZ	2.50%	05/25/52	5,641,601
2,309,242	Series 2023-44, Class PO, PO	(d)	10/25/53	1,786,328
10,562,018	Series 2023-59, Class CZ	2.50%	11/25/49	6,980,287
15,500,000	Series 2024-6, Class AL	2.00%	03/25/44	11,449,655
10,635,245	Series 2024-20, Class QZ	4.00%	10/25/45	9,293,063
10,448,675	Series 2024-20, Class ZA	4.00%	10/25/45	9,147,285
13,906,873	Series 2024-26, Class PO, PO	(d)	05/25/54	10,671,228
	Government National Mortgage Association
1,292,000	Series 2010-61, Class KE	5.00%	05/16/40	1,273,702
10,313,606	Series 2014-26, Class MZ	3.00%	02/20/44	8,884,372
7,055,794	Series 2014-94, Class Z	4.50%	01/20/44	6,694,189
2,246,763	Series 2015-164, Class MZ	3.00%	09/20/45	1,698,178
284,449	Series 2015-168, Class GI, IO	5.50%	02/16/33	40
6,000,000	Series 2016-83, Class BP	3.00%	06/20/46	4,906,616
4,777,122	Series 2016-111, Class PB	2.50%	08/20/46	3,441,227
10,913,006	Series 2018-53, Class BZ	3.50%	04/20/48	9,400,490
3,510,000	Series 2022-30, Class AL	3.00%	02/20/52	2,536,477
13,475,374	Series 2022-124, Class MY	3.50%	07/20/52	11,455,018
10,147,137	Series 2022-128, Class PN	4.00%	07/20/52	8,979,824
4,775,400	Series 2022-137, Class JY	4.00%	08/20/52	4,235,725
13,700,000	Series 2023-81, Class YD	4.00%	06/20/53	12,107,132
See Notes to Financial Statements

First Trust Long Duration Opportunities ETF (LGOV)
Portfolio of Investments (Continued)
October 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Continued)
	Collateralized Mortgage Obligations (Continued)
	Government National Mortgage Association (Continued)
$16,681,722	Series 2023-164, Class AZ	3.00%	01/20/52	$11,747,913
5,034,121	Series 2024-1, Class ZE	4.00%	01/20/44	4,471,732
7,485,873	Series 2024-1, Class ZH	5.00%	05/20/46	7,440,117
9,981,209	Series 2024-43, Class EZ	3.50%	04/20/52	7,626,344
19,315,598	Series 2024-59, Class Z	1.25%	07/20/50	10,384,537
				308,370,009
	Commercial Mortgage-Backed Securities — 15.6%
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates
3,727,000	Series 2018-K155, Class A3	3.75%	04/25/33	3,479,752
13,065,000	Series 2018-K157, Class A3	3.99%	08/25/33	12,346,222
1,936,000	Series 2019-K095, Class XAM, IO (b)	1.24%	06/25/29	99,639
2,050,000	Series 2019-K1510, Class A3	3.79%	01/25/34	1,906,266
17,235,352	Series 2019-K1511, Class X1, IO (b)	0.78%	03/25/34	844,267
485,000	Series 2019-K1512, Class A3	3.06%	04/25/34	422,623
1,800,000	Series 2019-K1514, Class A2	2.86%	10/25/34	1,522,992
9,960,382	Series 2020-K111, Class XAM, IO (b)	1.80%	05/25/30	850,084
7,550,000	Series 2020-K120, Class XAM, IO (b)	1.21%	10/25/30	463,089
7,623,934	Series 2020-K1515, Class X1, IO (b)	1.51%	02/25/35	804,941
18,334,434	Series 2020-K1516, Class X1, IO (b)	1.51%	05/25/35	2,073,195
2,142,000	Series 2020-K1517, Class A2	1.72%	07/25/35	1,604,678
45,452,832	Series 2021-K129, Class X1, IO (b)	1.03%	05/25/31	2,268,760
25,500,000	Series 2021-K131, Class XAM, IO (b)	0.94%	07/25/31	1,374,598
2,570,000	Series 2021-K1519, Class A2	2.01%	12/25/35	1,948,455
186,944,000	Series 2022-K140, Class XAM, IO (b)	0.29%	01/25/32	3,592,307
30,502,250	Series 2022-K143, Class XAM, IO (b)	0.39%	04/25/55	763,328
1,450,000	Series 2022-K145, Class A2	2.58%	05/25/32	1,260,145
6,000,000	Series 2022-K146, Class A2	2.92%	06/25/32	5,341,141
117,846,458	Series 2023-K153, Class X1, IO (b)	0.44%	12/25/32	3,831,106
5,000,000	Series 2023-KG08, Class A2	4.13%	05/25/33	4,810,802
16,000,000	Series 2024-K164, Class A2	5.00%	05/25/34	16,344,512
37,000,000	Series 2024-K165, Class XAM, IO (b) (e)	0.91%	09/25/34	2,691,047
	Federal Home Loan Mortgage Corporation Multifamily WI Certificates
15,000,000	Series 2024-K165, Class A2	4.49%	12/25/34	14,712,352
	Federal National Mortgage Association Alternative Credit Enhancement Securities
12,786,418	Series 2024-M3, Class Z (b)	4.51%	04/25/53	10,767,414
	Government National Mortgage Association
917,647	Series 2020-159, Class Z (f)	2.50%	10/16/62	356,051
505,060	Series 2020-197, Class Z (b)	2.25%	10/16/62	169,352
217,973	Series 2021-4, Class Z (b)	2.00%	09/16/62	64,609
937,660	Series 2021-28, Class Z (b)	2.00%	10/16/62	307,449
				97,021,176
	Pass-Through Securities — 12.7%
	Federal Home Loan Mortgage Corporation
12,994,631	Pool SD7509	3.00%	11/01/49	11,359,725
17,832,408	Pool SD7550	3.00%	02/01/52	15,701,648
See Notes to Financial Statements

First Trust Long Duration Opportunities ETF (LGOV)
Portfolio of Investments (Continued)
October 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Continued)
	Pass-Through Securities (Continued)
	Federal National Mortgage Association
$15,432,782	Pool FM9712	3.50%	11/01/50	$14,081,614
7,668,972	Pool FS2459	3.00%	02/01/52	6,752,641
2,500,000	Pool TBA	3.00%	11/15/54	2,152,553
12,500,000	Pool TBA	3.00%	12/15/54	10,766,669
5,000,000	Pool TBA	3.50%	12/15/54	4,470,711
5,000,000	Pool TBA	4.00%	12/15/54	4,620,134
4,000,000	Pool TBA	4.50%	12/15/54	3,797,064
3,000,000	Pool TBA	5.00%	12/15/54	2,914,306
2,400,000	Pool TBA	5.50%	12/15/54	2,376,260
				78,993,325
	Total U.S. Government Agency Mortgage-Backed Securities			484,384,510
	(Cost $492,377,356)
U.S. GOVERNMENT BONDS AND NOTES — 20.5%
17,500,000	U.S. Treasury Bond	4.38%	08/15/43	17,070,703
13,200,000	U.S. Treasury Bond	4.75%	11/15/43	13,514,531
15,700,000	U.S. Treasury Bond	4.50%	02/15/44	15,533,187
18,700,000	U.S. Treasury Bond	4.13%	08/15/44	17,563,391
13,100,000	U.S. Treasury Bond	2.25%	08/15/46	8,827,660
7,400,000	U.S. Treasury Bond	3.00%	02/15/47	5,721,703
11,900,000	U.S. Treasury Bond	4.75%	11/15/53	12,412,723
16,000,000	U.S. Treasury Bond	4.25%	02/15/54	15,383,750
12,000,000	U.S. Treasury Bond	4.63%	05/15/54	12,283,125
3,000,000	U.S. Treasury Note	3.50%	09/30/29	2,913,984
2,000,000	U.S. Treasury Note	4.63%	04/30/31	2,045,703
4,000,000	U.S. Treasury Note	4.00%	02/15/34	3,914,688
	Total U.S. Government Bonds and Notes			127,185,148
	(Cost $124,096,138)
U.S. GOVERNMENT AGENCY SECURITIES — 4.2%
5,722,000	Tennessee Valley Authority	5.25%	09/15/39	5,981,133
11,329,000	Tennessee Valley Authority	4.25%	09/15/52	9,957,800
10,000,000	Tennessee Valley Authority	5.38%	04/01/56	10,530,053
	Total U.S. Government Agency Securities			26,468,986
	(Cost $27,030,272)

Shares	Description	Value
EXCHANGE-TRADED FUNDS — 0.1%
	Capital Markets — 0.1%
19,681	First Trust Intermediate Government Opportunities ETF (g)	396,100
	(Cost $378,560)
MONEY MARKET FUNDS — 1.7%
10,816,130	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class - 4.71% (h)	10,816,130
	(Cost $10,816,130)
	Total Investments — 104.5%	649,250,874
	(Cost $654,698,456)

See Notes to Financial Statements

First Trust Long Duration Opportunities ETF (LGOV)
Portfolio of Investments (Continued)
October 31, 2024
Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 0.0%
	Call Options Purchased — 0.0%
100	U.S. 10-Year Treasury Futures Call	$11,046,875	$110.00	11/22/24	$126,563
	(Cost $140,887)
WRITTEN OPTIONS — (0.2)%
	Call Options Written — (0.0)%
(100)	U.S. 10-Year Treasury Futures Call	(11,046,875)	112.50	11/22/24	(29,688)
	(Premiums received $34,894)
	Put Options Written — (0.2)%
(100)	3 Month SOFR Futures Put	(24,091,250)	95.00	03/13/26	(35,625)
(200)	U.S. 2-Year Treasury Futures Put	(41,289,063)	102.50	02/21/25	(87,500)
(100)	U.S. 2-Year Treasury Futures Put	(20,644,531)	102.75	02/21/25	(60,938)
(100)	U.S. 5-Year Treasury Futures Put	(10,745,313)	106.00	02/21/25	(59,375)
(150)	U.S. 5-Year Treasury Futures Put	(16,117,969)	106.25	02/21/25	(99,609)
(150)	U.S. 5-Year Treasury Futures Put	(16,117,969)	107.75	02/21/25	(196,875)
(75)	U.S. 5-Year Treasury Futures Put	(8,058,984)	108.50	02/21/25	(131,836)
(75)	U.S. 10-Year Treasury Futures Put	(8,300,391)	106.50	02/21/25	(36,328)
(255)	U.S. 10-Year Treasury Futures Put	(28,221,328)	107.50	02/21/25	(171,328)
(50)	U.S. 10-Year Treasury Futures Put	(5,533,594)	108.50	02/21/25	(46,875)
(50)	U.S. Treasury Long Bond Futures Put	(5,909,375)	113.00	02/21/25	(81,250)
(50)	U.S. Treasury Long Bond Futures Put	(5,909,375)	114.00	02/21/25	(95,313)
(50)	U.S. Treasury Long Bond Futures Put	(5,909,375)	116.00	02/21/25	(128,906)
(30)	U.S. Treasury Long Bond Futures Put	(3,545,625)	117.00	02/21/25	(89,531)
	Total Put Options Written				(1,321,289)
	(Premiums received $824,190)
	Total Written Options				(1,350,977)
	(Premiums received $859,084)
	Net Other Assets and Liabilities — (4.3)%				(26,777,183)
	Net Assets — 100.0%				$621,249,277
Futures Contracts at October 31, 2024 (See Note 2D - Futures Contracts in the Notes to Financial Statements):

Futures Contracts Long	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)/ Value
U.S. 2-Year Treasury Notes	732	Dec-2024	$150,751,968	$(980,911)
U.S. 5-Year Treasury Notes	1,008	Dec-2024	108,092,250	(1,898,797)
U.S. 10-Year Treasury Notes	1,406	Dec-2024	155,319,063	(4,576,802)
			$414,163,281	$(7,456,510)

Futures Contracts Short
U.S. Treasury Long Bond Futures	694	Dec-2024	$(81,870,313)	$4,270,525
Ultra 10-Year U.S. Treasury Notes	1,115	Dec-2024	(126,831,250)	4,704,605
Ultra U.S. Treasury Bond Futures	48	Dec-2024	(6,030,000)	(22,848)
			$(214,731,563)	$8,952,282
		Total	$199,431,718	$1,495,772

See Notes to Financial Statements

First Trust Long Duration Opportunities ETF (LGOV)
Portfolio of Investments (Continued)
October 31, 2024
(a)
This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under
Rule 144A of the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P., the Fund’s advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At October 31, 2024, securities noted as such amounted to $11,926,743 or 1.9% of net assets.

(b)	Collateral Strip Rate security. Coupon is based on the weighted net interest rate of the investment’s underlying collateral. The interest rate resets periodically.
(c)
This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures approved by the Trust’s Board of
Trustees, and in accordance with provisions of the Investment Company Act of 1940 and rules thereunder, as amended. At
October 31, 2024, securities noted as such are valued at $8,660,465 or 1.4% of net assets.

(d)	Zero coupon security.
(e)	When-issued security. The interest rate shown reflects the rate in effect at October 31, 2024. Interest will begin accruing on the security’s first settlement date.
(f)	Weighted Average Coupon security. Coupon is based on the blended interest rate of the underlying holdings, which may have different coupons. The coupon may change in any period.
(g)	Investment in an affiliated fund.
(h)	Rate shown reflects yield as of October 31, 2024.

Abbreviations throughout the Portfolio of Investments:
IO	– Interest-Only Security - Principal amount shown represents par value on which interest payments are based
PO	– Principal-Only Security
SOFR	– Secured Overnight Financing Rate
TBA	– To-Be-Announced Security

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 10/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
U.S. Government Agency Mortgage-Backed Securities	$484,384,510	$—	$484,384,510	$—
U.S. Government Bonds and Notes	127,185,148	—	127,185,148	—
U.S. Government Agency Securities	26,468,986	—	26,468,986	—
Exchange-Traded Funds*	396,100	396,100	—	—
Money Market Funds	10,816,130	10,816,130	—	—
Total Investments	649,250,874	11,212,230	638,038,644	—
Purchased Options	126,563	126,563	—	—
Futures Contracts**	8,975,130	8,975,130	—	—
Total	$658,352,567	$20,313,923	$638,038,644	$—

See Notes to Financial Statements

First Trust Long Duration Opportunities ETF (LGOV)
Portfolio of Investments (Continued)
October 31, 2024
LIABILITIES TABLE
	Total Value at 10/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(1,350,977)	$(1,350,977)	$—	$—
Futures Contracts**	(7,479,358)	(7,479,358)	—	—
Total	$(8,830,335)	$(8,830,335)	$—	$—

*	See Portfolio of Investments for industry breakout.
**
Includes cumulative appreciation/depreciation on futures contracts as reported in the Futures Contracts table. Only the current day’s variation margin is presented on the Statement of Assets and Liabilities.

See Notes to Financial Statements

First Trust Long Duration Opportunities ETF (LGOV)
Statement of Assets and Liabilities
October 31, 2024

ASSETS:
Investments, at value - Unaffiliated	$648,854,774
Investments, at value - Affiliated	396,100
Total investments, at value	649,250,874
Options contracts purchased, at value	126,563
Cash segregated as collateral	4,603,862
Receivables:
Investment securities sold	52,714,709
Interest	3,410,720
Dividends	61,218
Total Assets	710,167,946

LIABILITIES:
Options contracts written, at value	1,350,977
Payables:
Investment securities purchased	86,954,256
Investment advisory fees	345,027
Variation margin	268,409
Total Liabilities	88,918,669
NET ASSETS	$621,249,277

NET ASSETS consist of:
Paid-in capital	$641,517,459
Par value	292,000
Accumulated distributable earnings (loss)	(20,560,182)
NET ASSETS	$621,249,277
NET ASSET VALUE, per share	$21.28
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	29,200,002
Investments, at cost - Unaffiliated	$654,319,896
Investments, at cost - Affiliated	$378,560
Total investments, at cost	$654,698,456
Premiums paid on options contracts purchased	$140,887
Premiums received on options contracts written	$859,084
See Notes to Financial Statements

First Trust Long Duration Opportunities ETF (LGOV)
Statement of Operations
For the Year Ended October 31, 2024

INVESTMENT INCOME:
Interest	$18,601,878
Dividends - Unaffiliated	1,257,172
Dividends - Affiliated	19,206
Total investment income	19,878,256

EXPENSES:
Investment advisory fees	2,723,982
Total expenses	2,723,982
NET INVESTMENT INCOME (LOSS)	17,154,274

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments - Unaffiliated	(4,988,499)
Investments sold short	166,562
Purchased options contracts	(540,050)
Written options contracts	(186,192)
Futures contracts	4,643,085
Net realized gain (loss)	(905,094)
Net increase from payment by the advisor	7,880
Net change in unrealized appreciation (depreciation) on:
Investments - Unaffiliated	11,130,736
Investments - Affiliated	17,187
Purchased options contracts	(5,888)
Written options contracts	(553,106)
Futures contracts	1,774,446
Net change in unrealized appreciation (depreciation)	12,363,375
NET REALIZED AND UNREALIZED GAIN (LOSS)	11,466,161
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$28,620,435
See Notes to Financial Statements

First Trust Long Duration Opportunities ETF (LGOV)
Statements of Changes in Net Assets

	Year Ended 10/31/2024	Year Ended 10/31/2023
OPERATIONS:
Net investment income (loss)	$17,154,274	$4,069,841
Net realized gain (loss)	(905,094)	(12,056,185)
Net increase from payment by the advisor	7,880	—
Net change in unrealized appreciation (depreciation)	12,363,375	(14,083,610)
Net increase (decrease) in net assets resulting from operations	28,620,435	(22,069,954)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(16,213,229)	(3,850,308)
Return of capital	(775,773)	(195,568)
Total distributions to shareholders	(16,989,002)	(4,045,876)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	429,113,368	205,566,035
Cost of shares redeemed	(5,490,307)	(11,669,046)
Net increase (decrease) in net assets resulting from shareholder transactions	423,623,061	193,896,989
Total increase (decrease) in net assets	435,254,494	167,781,159

NET ASSETS:
Beginning of period	185,994,783	18,213,624
End of period	$621,249,277	$185,994,783

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	9,550,002	850,002
Shares sold	19,900,000	9,250,000
Shares redeemed	(250,000)	(550,000)
Shares outstanding, end of period	29,200,002	9,550,002
See Notes to Financial Statements

First Trust Long Duration Opportunities ETF (LGOV)
Financial Highlights
For a share outstanding throughout each period

	Year Ended October 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of period	$19.48	$21.43	$27.71	$28.97	$28.04
Income from investment operations:
Net investment income (loss)	0.87 (a)	0.84 (a)	0.49	0.47	0.82
Net realized and unrealized gain (loss)	1.79 (b)	(2.05)	(6.36)	(0.77)	1.24
Total from investment operations	2.66	(1.21)	(5.87)	(0.30)	2.06
Distributions paid to shareholders from:
Net investment income	(0.82)	(0.70)	(0.38)	(0.47)	(1.13)
Net realized gain	—	—	—	(0.45)	—
Return of capital	(0.04)	(0.04)	(0.03)	(0.04)	—
Total distributions	(0.86)	(0.74)	(0.41)	(0.96)	(1.13)
Net asset value, end of period	$21.28	$19.48	$21.43	$27.71	$28.97
Total return (c)	13.70% (b)	(5.97)%	(21.37)%	(1.02)%	7.46%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$621,249	$185,995	$18,214	$33,251	$21,725
Ratio of total expenses to average net assets (d)	0.65%	0.65%	0.65%	0.69% (e)	0.69% (e)
Ratio of net investment income (loss) to average net assets (d)	4.09%	3.93%	1.79%	1.61%	1.89%
Portfolio turnover rate (f)	182%	218%	98% (g)	142% (g)	174% (g)

(a)	Based on average shares outstanding.
(b)	The Fund received a payment from the advisor in the amount of $7,880, which represents less than $0.01 per share. Since the advisor reimbursed the Fund, there was no effect on the Fund’s total return.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)
Ratio of total expenses to average net assets and ratio of net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of expenses and income of underlying investment companies in which the Fund invests.

(e)	Includes excise tax. If this excise tax expense was not included, the expense ratio would have been 0.65%.
(f)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(g)	The portfolio turnover rate not including mortgage dollar rolls was 69%, 69% and 118% for the years ended October 31, 2022, October 31, 2021 and October 31, 2020, respectively.
See Notes to Financial Statements

Notes to Financial Statements
First Trust Long Duration Opportunities ETF (LGOV)
October 31, 2024

1. Organization
First Trust Exchange-Traded Fund IV (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on September 15, 2010, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
This report covers the First Trust Long Duration Opportunities ETF (the “Fund”), a diversified series of the Trust, which trades under the ticker “LGOV” on NYSE Arca, Inc. The Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
The Fund is an actively managed exchange-traded fund (“ETF”). The Fund’s primary investment objective is to generate current income with a focus on preservation of capital. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets (including investment borrowings) in a portfolio of investment-grade debt securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities, including publicly-issued U.S. Treasury securities and mortgage-related securities. The Fund may also invest in ETFs that principally invest in such securities. The Fund’s investments in mortgage-related securities may include investments in fixed or adjustable-rate securities structured as “pass-through” securities and collateralized mortgage obligations, including residential and commercial mortgage-backed securities, stripped mortgage-backed securities and real estate mortgage investment conduits. The Fund will invest in mortgage-related securities issued or guaranteed by the U.S. government, its agencies (such as Ginnie Mae), and U.S. government-sponsored entities (such as Fannie Mae and Freddie Mac). The Fund may purchase government-sponsored mortgage-related securities in “to-be-announced” transactions (“TBA Transactions”), including mortgage dollar rolls. The Fund intends to enter into mortgage dollar rolls only with high quality securities dealers and banks, as determined by the Fund’s portfolio managers. In addition to its investment in securities issued or guaranteed by the U.S. government, its agencies and government-sponsored entities, the Fund may invest up to 20% of its net assets in other types of debt securities, including privately-issued, non-agency sponsored asset-backed and mortgage-related securities, futures contracts, options, swap agreements, cash and cash equivalents, and ETFs that invest principally in fixed income securities. Further, the Fund may enter into short sales as part of its overall portfolio management strategy, or to offset a potential decline in the value of a security; however, the Fund does not expect, under normal market conditions, to engage in short sales with respect to more than 30% of the value of its net assets. Although the Fund intends to invest primarily in investment grade securities, the Fund may invest up to 20% of its net assets in securities of any credit quality, including securities that are below investment grade, which are also known as high yield securities, or commonly referred to as “junk” bonds, or unrated securities that have not been judged by the portfolio managers to be of comparable quality to rated investment grade securities. In the case of a split rating between one or more of the nationally recognized statistical rating organizations, the Fund will consider the highest rating. Under normal market conditions, the portfolio managers will manage the Fund’s portfolio to have a weighted average effective duration of eight or more years.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the

Notes to Financial Statements (Continued)
First Trust Long Duration Opportunities ETF (LGOV)
October 31, 2024
Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
U.S. government securities, mortgage-backed securities, asset-backed securities, and other debt securities are fair valued on the basis of valuations provided by a third-party pricing service approved by the Advisor’s Pricing Committee, which may use the following valuation inputs when available:
 1)
benchmark yields;
 2)
reported trades;
 3)
broker/dealer quotes;
 4)
issuer spreads;
 5)
benchmark securities;
 6)
bids and offers; and
 7)
reference data including market research publications.
Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots.
ETFs and other equity securities listed on any national or foreign exchange (excluding Nasdaq, Inc. (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.
Shares of open-end funds are valued based on NAV per share.
Exchange-traded futures contracts are valued at the end of the day settlement price.
Exchange-traded options contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options contracts are valued at the mean of their most recent bid and ask price, if both are available. Options contracts traded in the over-the-counter market may be valued as follows, depending on the market in which the investment trades: (1) the mean of the most recent bid and ask price, if available; or (2) a price based on the equivalent exchange-traded option.
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
 1)
the credit conditions in the relevant market and changes thereto;
 2)
the liquidity conditions in the relevant market and changes thereto;
 3)
the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
 4)
issuer-specific conditions (such as significant credit deterioration); and
 5)
any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or

Notes to Financial Statements (Continued)
First Trust Long Duration Opportunities ETF (LGOV)
October 31, 2024
impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
 1)
the most recent price provided by a pricing service;
 2)
available market prices for the fixed-income security;
 3)
the fundamental business data relating to the borrower/issuer;
 4)
an evaluation of the forces which influence the market in which these securities are purchased and sold;
 5)
the type, size and cost of a security;
 6)
the financial statements of the borrower/issuer or the financial condition of the country of issue;
 7)
the credit quality and cash flow of the borrower/issuer, or country of issue, based on the Pricing Committee’s, sub-advisor’s or portfolio manager’s analysis, as applicable, or external analysis;
 8)
the information as to any transactions in or offers for the security;
 9)
the price and extent of public trading in similar securities of the borrower/issuer, or comparable companies;
10)
the coupon payments;
11)
the quality, value and salability of collateral, if any, securing the security;
12)
the business prospects of the borrower/issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the borrower’s/issuer’s management (for corporate debt only);
13)
the prospects for the borrower’s/issuer’s industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry (for corporate debt only); and
14)
other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•  Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•  Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o  Quoted prices for similar investments in active markets.
o  Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o  Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o  Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•  Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of October 31, 2024, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
The Fund invests in interest-only securities. For these securities, if there is a change in the estimated cash flows, based on an evaluation of current information, then the estimated yield is adjusted. Additionally, if the evaluation of current information indicates a permanent impairment of the security, the cost basis of the security is written down and a loss is recognized. Debt obligations may be placed on non-accrual status and the related interest income may be reduced by ceasing current accruals and writing off interest

Notes to Financial Statements (Continued)
First Trust Long Duration Opportunities ETF (LGOV)
October 31, 2024
receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At October 31, 2024, the Fund held $2,691,047 of when-issued or delayed-delivery securities. At October 31, 2024, the Fund had no forward purchase commitments.
C. Short Sales
Short sales are utilized to manage interest rate and spread risk, and are transactions in which securities or other instruments (such as options, forwards, futures or other derivative contracts) are sold that are not currently owned in the Fund’s portfolio. When a Fund engages in a short sale, the Fund must borrow the security sold short and deliver the security to the counterparty. Short selling allows the Fund to profit from a decline in a market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. The Fund is charged a fee or premium to borrow the securities sold short and is obligated to repay the lenders of the securities. Any dividends or interest that accrues on the securities during the period of the loan are due to the lenders. A gain, limited to the price at which the security was sold short, or a loss, unlimited in size, will be recognized upon the termination of the short sale; which is effected by the Fund purchasing the security sold short and delivering the security to the lender. Any such gain or loss may be offset, completely or in part, by the change in the value of the long portion of the Fund’s portfolio. The Fund is subject to the risk it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.
D. Futures Contracts
The Fund may purchase or sell (i.e., is long or short) exchange-listed futures contracts to hedge against changes in interest rates (interest rate risk). Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Open futures contracts can also be closed out prior to settlement by entering into an offsetting transaction in a matching futures contract. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain margin deposits on the futures contract. When the contract is closed or expires, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired. This gain or loss is included in “Net realized gain (loss) on futures contracts” on the Statement of Operations.
Upon entering into a futures contract, the Fund must deposit funds, called margin, with its custodian in the name of the clearing broker equal to a specified percentage of the current value of the contract. Open futures contracts are marked-to-market daily with the change in value recognized as a component of “Net change in unrealized appreciation (depreciation) on futures contracts” on the Statement of Operations. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are included in “Variation margin” payable or receivable on the Statement of Assets and Liabilities.
If market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, interest rates and the underlying instruments.
E. Options Contracts
In the normal course of pursuing its investment objective, the Fund may invest up to 20% of its net assets in derivative instruments in connection with hedging strategies. The Fund may invest in exchange-listed options on U.S. Treasury securities, exchange-listed options on U.S. Treasury futures contracts, exchange-listed U.S. Treasury futures contracts and exchange-listed options on secured overnight financing rate futures contracts. The Fund uses derivative instruments primarily to hedge interest rate risk and actively manage interest rate exposure. The primary risk exposure is interest rate risk.
The Fund may purchase (buy) or write (sell) put and call options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. A futures option gives the holder the right, in return for the premium paid, to assume a

Notes to Financial Statements (Continued)
First Trust Long Duration Opportunities ETF (LGOV)
October 31, 2024
long position (call) or short position (put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Prior to exercise or expiration, a futures option contract may be closed out by an offsetting purchase or sale of a futures option of the same series. When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in “Options contracts written, at value” on the Statement of Assets and Liabilities. When the Fund purchases (buys) an option, the premium paid represents the cost of the option, which is included in “Premiums paid on options contracts purchased” on the Statement of Assets and Liabilities. Options are marked-to-market daily and their value is affected by changes in the value of the underlying security, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying securities, and the remaining time to the option’s expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or the trading volume diminishes.
The Fund uses options on futures contracts in connection with hedging strategies. Generally, these strategies are applied under the same market and market sector conditions in which the Fund uses put and call options on securities. The purchase of put options on futures contracts is analogous to the purchase of puts on securities so as to hedge the Fund’s securities holdings against the risk of declining market prices. The writing of a call option or the purchasing of a put option on a futures contract constitutes a partial hedge against declining prices of securities which are deliverable upon exercise of the futures contract. If the price at expiration of a written call option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund’s holdings of securities. If the price when the option is exercised is above the exercise price, however, the Fund will incur a loss, which may be offset, in whole or in part, by the increase in the value of the securities held by the Fund that were being hedged. Writing a put option or purchasing a call option on a futures contract serves as a partial hedge against an increase in the value of the securities the Fund intends to acquire. Realized gains and losses on written options are included in “Net realized gain (loss) on written options contracts” on the Statement of Operations. Realized gains and losses on purchased options are included in “Net realized gain (loss) on purchased options contracts” on the Statement of Operations.
The Fund is required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund. The Fund will pledge in a segregated account at the Fund’s custodian, liquid assets, such as cash, U.S. government securities or other high-grade liquid debt obligations equal in value to the amount due on the underlying obligation. Such segregated assets will be marked-to-market daily, and additional assets will be pledged in the segregated account whenever the total value of the pledged assets falls below the amount due on the underlying obligation.
The risks associated with the use of options on future contracts include the risk that the Fund may close out its position as a writer of an option only if a liquid secondary market exists for such options, which cannot be assured. The Fund’s successful use of options on futures contracts depends on the Advisor’s ability to correctly predict the movement in prices on futures contracts and the underlying instruments, which may prove to be incorrect. In addition, there may be imperfect correlation between the instruments being hedged and the futures contract subject to option.
F. Interest-Only Securities
An interest-only security (“IO Security”) is the interest-only portion of a mortgage-backed security that receives some or all of the interest portion of the underlying mortgage-backed security and little or no principal. A reference principal value called a notional value is used to calculate the amount of interest due to the IO Security. IO Securities are sold at a deep discount to their notional principal amount. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of an IO Security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of an IO Security will rise. These securities, if any, are identified on the Portfolio of Investments.
G. Principal-Only Securities
A principal-only security (“PO Security”) is the principal-only portion of a mortgage-backed security that does not receive any interest, is priced at a deep discount to its redemption value and ultimately receives the redemption value. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of a PO Security will rise. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of a PO Security will fall. These securities, if any, are identified on the Portfolio of Investments.

Notes to Financial Statements (Continued)
First Trust Long Duration Opportunities ETF (LGOV)
October 31, 2024
H. Stripped Mortgage-Backed Securities
Stripped mortgage-backed securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security’s principal or interest payments. Mortgage-backed securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security known as an IO Security and all of the principal is distributed to holders of another type of security known as a PO Security. These securities, if any, are identified on the Portfolio of Investments.
I. Mortgage Dollar Rolls and TBA Transactions
The Fund may invest, without limitation, in mortgage dollar rolls. The Fund intends to enter into mortgage dollar rolls only with high quality securities dealers and banks, as determined by the Fund’s investment advisor. In a mortgage dollar roll, the Fund will sell (or buy) mortgage-backed securities for delivery on a specified date and simultaneously contract to repurchase (or sell) substantially similar (same type, coupon and maturity) securities on a future date. Mortgage dollar rolls are recorded as separate purchases and sales in the Fund. The Fund may also invest in TBA Transactions. A TBA Transaction is a method of trading mortgage-backed securities. TBA Transactions generally are conducted in accordance with widely-accepted guidelines which establish commonly observed terms and conditions for execution, settlement and delivery. In a TBA Transaction, the buyer and the seller agree on general trade parameters such as agency, settlement date, par amount and price.
J. Affiliated Transactions
The Fund invests in securities of affiliated funds. The Fund’s investment performance and risks are directly related to the investment performance and risks of the affiliated funds. The affiliated funds’ financial statements may be found at SEC.gov. Dividend income, if any, realized gains and losses, and change in appreciation (depreciation) from affiliated funds are presented on the Statement of Operations.
Amounts relating to investments in affiliated funds at October 31, 2024, and for the fiscal year then ended are as follows:

Security Name	Shares at 10/31/2024	Value at 10/31/2023	Purchases	Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value at 10/31/2024	Dividend Income
First Trust Intermediate Government Opportunities ETF	19,681	$113,640	$265,273	$—	$17,187	$—	$396,100	$19,206
K. Dividends and Distributions to Shareholders
Dividends from net investment income of the Fund, if any, are declared and paid monthly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom the shares were purchased makes such option available. Such shares will generally be reinvested by the broker based upon the market price of those shares and investors may be subject to customary brokerage commissions charged by the broker.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid during the fiscal years ended October 31, 2024 and 2023 was as follows:

Distributions paid from:	2024	2023
Ordinary income	$16,213,229	$3,850,308
Capital gains	—	—
Return of capital	775,773	195,568

Notes to Financial Statements (Continued)
First Trust Long Duration Opportunities ETF (LGOV)
October 31, 2024
As of October 31, 2024, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed ordinary income	$—
Accumulated capital and other gain (loss)	(13,067,815)
Net unrealized appreciation (depreciation)	(7,492,367)
L. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2021, 2022, 2023, and 2024 remain open to federal and state audit. As of October 31, 2024, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2024, for federal income tax purposes, the Fund had $13,067,815 of non-expiring capital loss carryforwards available, to the extent provided by regulations, to offset future capital gains. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to the Fund’s shareholders.
During the fiscal year ended October 31, 2024, the Fund utilized $2,890,557 of non-expiring capital loss carryforwards.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2024, the Fund had no net late year ordinary or capital losses.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31, 2024, the adjustments for the Fund were as follows:

Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-In Capital
$(90,802)	$90,802	$—
As of October 31, 2024, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:

Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$657,014,599	$6,420,097	$(13,912,464)	$(7,492,367)
M. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).

Notes to Financial Statements (Continued)
First Trust Long Duration Opportunities ETF (LGOV)
October 31, 2024
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund’s portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust manages the investment of the Fund’s assets and is responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit, and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, pro rata share of fees and expenses attributable to investments in other investment companies (“acquired fund fees and expenses”), brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The annual unitary management fee payable by the Fund to First Trust for these services will be reduced at certain levels of the Fund’s net assets (“breakpoints”) and calculated pursuant to the following schedule:

Breakpoints
Fund net assets up to and including $2.5 billion	0.65000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.63375%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.61750%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.60125%
Fund net assets greater than $10 billion	0.58500%
In addition, the Fund incurs acquired fund fees and expenses. The total of the unitary management fee and acquired fund fees and expenses represents the Fund’s total annual operating expenses.
During the fiscal year ended October 31, 2024, the Fund received a payment from the Advisor in the amount of $7,880 in connection with a trade error.
The Trust has multiple service agreements with The Bank of New York Mellon (“BNY”). Under the service agreements, BNY performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BNY is responsible for custody of the Fund’s assets. As fund accountant and administrator, BNY is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BNY is responsible for maintaining shareholder records for the Fund. BNY is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee, the Vice Chair of the Audit Committee, the Lead Independent Trustee and the Vice Lead Independent Trustee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Committee Chairs, the Audit Committee Vice Chair, the Lead Independent Trustee and the Vice Lead Independent Trustee rotate periodically in serving in such capacities. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
The costs of purchases of U.S. Government securities and non-U.S. Government securities, excluding short-term investments and investments sold short, for the fiscal year ended October 31, 2024, were $1,078,827,519 and $265,273, respectively. The proceeds from sales and paydowns of U.S. Government securities and non-U.S. Government securities, excluding short-term investments and investments sold short, for the fiscal year ended October 31, 2024 were $600,750,358 and $0, respectively. The cost of purchases to cover short sales and the proceeds from short sales were $127,088,684 and $127,254,191, respectively.
For the fiscal year ended October 31, 2024, the Fund had no in-kind transactions.

Notes to Financial Statements (Continued)
First Trust Long Duration Opportunities ETF (LGOV)
October 31, 2024
5. Derivative Transactions
The following table presents the types of derivatives held by the Fund at October 31, 2024, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.

		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Options contracts	Interest Rate Risk	Options contracts purchased, at value	$126,563	Options contracts written, at value	$1,350,977
Futures contracts	Interest Rate Risk	Unrealized appreciation on futures contracts*	8,975,130	Unrealized depreciation on futures contracts*	7,479,358

*
Includes cumulative appreciation/depreciation on futures contracts as reported in the Fund’s Portfolio of Investments. Only the current day’s variation margin is presented on the Statement of Assets and Liabilities.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended October 31, 2024, on derivative instruments, as well as the primary underlying risk exposure associated with the instruments.

Statement of Operations Location
Interest Rate Risk Exposure
Net realized gain (loss) on:
Purchased options contracts	$(540,050)
Written options contracts	(186,192)
Futures contracts	4,643,085
Net change in unrealized appreciation (depreciation) on:
Purchased options contracts	(5,888)
Written options contracts	(553,106)
Futures contracts	1,774,446
The average notional value of futures contracts outstanding during the fiscal year ended October 31, 2024, which is indicative of the volume of this derivative type, was $349,579,850.
During the fiscal year ended October 31, 2024, the premiums for purchased options contracts opened were $5,280,644 and the premiums for purchased options contracts closed, exercised and expired were $7,238,693.
During the fiscal year ended October 31, 2024, the premiums for written options contracts opened were $4,054,474 and the premiums for written options contracts closed, exercised and expired were $3,424,384.
The Fund does not have the right to offset financial assets and financial liabilities related to futures and options contracts on the Statement of Assets and Liabilities.
6. Creations, Redemptions and Transaction Fees
The Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with the Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in Creation Units. Prior to the start of trading on every business day, the Fund publishes through the National Securities Clearing Corporation the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of the Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of the Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market

Notes to Financial Statements (Continued)
First Trust Long Duration Opportunities ETF (LGOV)
October 31, 2024
trading in the Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of the Fund’s shares at or close to the NAV per share of the Fund.
The Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
The Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by the Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
7. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before March 31, 2026.
8. Indemnification
The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
9. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund IV:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of First Trust Long Duration Opportunities ETF (the “Fund”), one of the funds constituting the First Trust Exchange-Traded Fund IV, as of October 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche, LLP
Chicago, Illinois
December 19, 2024
We have served as the auditor of one or more First Trust investment companies since 2001.

Other Information
First Trust Long Duration Opportunities ETF (LGOV)
October 31, 2024 (Unaudited)

Changes in and Disagreements with Accountants (Item 8 of Form N-CSR)
There were no changes in or disagreements with the Fund’s accountants during the fiscal year ended October 31, 2024.
Proxy Disclosures (Item 9 of Form N-CSR)
There were no matters submitted for vote by shareholders of the Fund during the fiscal year ended October 31, 2024.
Remuneration Paid to Directors, Officers, and Others (Item 10 of Form N-CSR)
Independent Trustees and any member of any advisory board of the Fund are compensated through the unitary management fee paid by the Fund to the advisor and not directly by the Fund. The investment advisory fee paid is included in the Statement of Operations.
Statement Regarding the Basis for the Board’s Approval of Investment Advisory Contract (Item 11 of Form N-CSR)
The Board of Trustees of First Trust Exchange-Traded Fund IV (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Agreement”) with First Trust Advisors L.P. (the “Advisor”) on behalf of the First Trust Long Duration Opportunities ETF (the “Fund”). The Board approved the continuation of the Agreement for a one-year period ending June 30, 2025 at a meeting held on June 2–3, 2024. The Board determined that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 16, 2024, April 25, 204 and June 2–3, 2024, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate schedule payable by the Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; any indirect benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”); and information on the Advisor’s compliance program. The Board reviewed initial materials with the Advisor at the meeting held on April 25, 2024, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the April 25, 2024 meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 2–3, 2024 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from the Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor manages the Fund and knowing the Fund’s unitary fee.
In reviewing the Agreement, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, as well as the background and experience of the persons responsible for such services. The Board noted that the Fund is an actively-managed ETF and noted that the Advisor’s Securitized Products Group is responsible for the day-to-day management of the Fund’s investments. The Board considered the background and experience of the members of the Securitized Products Group and noted the Board’s prior meetings with members of the Group. The Board considered the Advisor’s statement that it applies the same oversight model internally with its Securitized Products Group as it uses for overseeing external sub-advisors, including portfolio risk monitoring and performance review. In reviewing the services

Other Information (Continued)
First Trust Long Duration Opportunities ETF (LGOV)
October 31, 2024 (Unaudited)
provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 25, 2024 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed the Fund consistent with its investment objective, policies and restrictions.
The Board considered the unitary fee rate schedule payable by the Fund under the Agreement for the services provided. The Board considered that as part of the unitary fee the Advisor is responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Agreement and interest, taxes, acquired fund fees and expenses, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the total (net) expense ratio for the Fund was above the median total (net) expense ratio of the peer funds in the Expense Group. With respect to the Expense Group, the Board discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, and different business models that may affect the pricing of services among ETF sponsors. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Fund and other non-ETF clients that limited their comparability. In considering the unitary fee rate schedule overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund’s performance. The Board received and reviewed information comparing the Fund’s performance for periods ended December 31, 2023 to the performance of the funds in the Performance Universe and to that of a benchmark index. Based on the information provided, the Board noted that the Fund underperformed the Performance Universe median for the one- and three-year periods ended December 31, 2023 and outperformed the benchmark index for the one- and three-year periods ended December 31, 2023. The Board noted the Advisor’s discussion of the Fund’s performance at the April 25, 2024 meeting.
On the basis of all the information provided on the unitary fee and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to the Fund under the Agreement.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund at current asset levels and whether the Fund may benefit from any economies of scale. The Board noted that the unitary fee rate schedule for the Fund includes breakpoints pursuant to which the unitary fee rate will be reduced as assets of the Fund meet certain thresholds. The Board considered the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Fund will increase during the next twelve months as the Advisor continues to build infrastructure and add new staff. The Board also noted that under the unitary fee structure, any reduction in expenses associated with the management and operations of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for shareholders of the Fund. The Board concluded that the unitary fee rate schedule for the Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the management of the Fund at current asset levels. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2023 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable. In addition, the Board considered indirect benefits described by the Advisor that may be realized from its

Other Information (Continued)
First Trust Long Duration Opportunities ETF (LGOV)
October 31, 2024 (Unaudited)
relationship with the Fund. The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with the Fund. The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.
Remuneration Disclosure Under the Alternative Investment Fund Managers Directive
First Trust Advisors L.P. (“First Trust”) is authorised and regulated by the U.S. Securities and Exchange Commission and is entitled to market shares of certain funds it manages, including First Trust Long Duration Opportunities ETF (the “Fund”), in certain member states in the European Economic Area in accordance with the cooperation arrangements in Article 42 of the Alternative Investment Fund Managers Directive (the “Directive”). First Trust is required under the Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust’s interpretation of currently available regulatory guidance on remuneration disclosures.
During the year ended December 31, 2023, the amount of remuneration paid (or to be paid) by First Trust Advisors L.P. in respect of the Fund is $124,796. This figure is comprised of $7,169 paid (or to be paid) in fixed compensation and $117,627 paid (or to be paid) in variable compensation. There were a total of 28 beneficiaries of the remuneration described above. Those amounts include $32,831 paid (or to be paid) to senior management of First Trust Advisors L.P. and $91,965 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust Advisors L.P. or the Fund (collectively, “Code Staff”).
Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust’s remuneration policy (the “Remuneration Policy”) which is determined and implemented by First Trust’s senior management. The Remuneration Policy reflects First Trust’s ethos of good governance and encapsulates the following principal objectives:
i.
to provide a clear link between remuneration and performance of First Trust and to avoid rewarding for failure;
ii.
to promote sound and effective risk management consistent with the risk profiles of the funds managed by First Trust; and
iii.
to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the funds managed by First Trust in a manner that avoids conflicts of interest.
First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest. First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.
First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust. Remuneration is not based upon the performance of the Fund.
The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.
No individual is involved in setting his or her own remuneration.
Federal Tax Information
Distributions paid to foreign shareholders during the Fund’s fiscal year ended October 31, 2024 that were properly designated by the Fund as “interest-related dividends” or “short-term capital gain dividends,” may not be subject to federal income tax provided that the income was earned directly by such foreign shareholders.
Of the ordinary income (including short-term capital gain) distributions made by the Fund during the fiscal year ended October 31, 2024, none qualify for the corporate dividends received deduction available to corporate shareholders or as qualified dividend income.

Annual Financial Statements and Other Information
For the Year Ended October 31, 2024

First Trust Exchange-Traded Fund IV

First Trust Low Duration Opportunities ETF (LMBS)

First Trust Low Duration Opportunities ETF (LMBS)
Annual Financial Statements and Other Information
October 31, 2024
Performance and Risk Disclosure
There is no assurance that First Trust Low Duration Opportunities ETF (the “Fund”) will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
First Trust Advisors L.P., the Fund’s advisor, may also periodically provide additional information on Fund performance on the Fund’s webpage at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data that provides insight into the Fund’s performance and investment approach.
The material risks of investing in the Fund are spelled out in its prospectus, statement of additional information, and other Fund regulatory filings.

First Trust Low Duration Opportunities ETF (LMBS)
Portfolio of Investments
October 31, 2024

Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 81.6%
	Collateralized Mortgage Obligations — 40.2%
	Federal Home Loan Mortgage Corporation Seasoned Credit Risk Transfer Trust
$7,974,364	Series 2018-2, Class MA	3.50%	11/25/57	$7,669,904
7,375,133	Series 2018-3, Class MA	3.50%	08/25/57	7,072,559
30,888,260	Series 2018-4, Class MA	3.50%	03/25/58	29,547,944
20,281,883	Series 2019-1, Class MA	3.50%	07/25/58	19,363,911
9,945,544	Series 2019-2, Class HA	3.00%	08/25/58	9,271,089
19,284,062	Series 2019-2, Class MA	3.50%	08/26/58	18,349,464
13,634,791	Series 2019-2, Class MV	3.50%	08/25/58	12,531,787
10,387,125	Series 2019-3, Class HA	3.00%	10/25/58	9,677,536
4,454,572	Series 2019-3, Class MA	3.50%	10/25/58	4,258,265
9,865,979	Series 2019-3, Class MV	3.50%	10/25/58	9,112,961
3,328,794	Series 2019-4, Class MA	3.00%	02/25/59	3,085,331
21,272,010	Series 2020-2, Class MAU	2.50%	11/25/59	19,335,700
	Federal Home Loan Mortgage Corporation Seasoned Loans Structured Transaction Trust
14,307,749	Series 2019-2, Class A1C	2.75%	09/25/29	13,376,040
3,501,535	Series 2019-3, Class A1C	2.75%	11/25/29	3,263,209
4,459,176	Series 2021-1, Class A1D	2.00%	05/26/31	4,071,935
20,041,431	Series 2021-1, Class AC	2.25%	05/26/31	17,937,590
10,000,000	Series 2022-1, Class A2	3.50%	05/25/32	9,053,603
25,998,000	Series 2024-2, Class VF, 30 Day Average SOFR + 1.25% (a) (b) (c)	6.11%	10/25/34	25,997,906
	Federal Home Loan Mortgage Corporation STACR REMIC Trust
8,000,000	Series 2024-HQA1, Class M2, 30 Day Average SOFR + 2.00% (a) (c)	6.86%	03/25/44	8,053,104
	Federal Home Loan Mortgage Corporation
482	Series 1998-2089, Class PJ, IO	7.00%	10/15/28	32
2,021	Series 1998-2102, Class Z	6.00%	12/15/28	2,041
132,675	Series 2002-2410, Class OG	6.38%	02/15/32	134,574
68,424	Series 2002-2437, Class SA, IO, (30 Day Average SOFR + CSA) ×-1+ 7.90% (d)	2.78%	01/15/29	3,473
113,672	Series 2003-2557, Class HL	5.30%	01/15/33	113,397
73,224	Series 2003-2564, Class AC	5.50%	02/15/33	74,542
172,684	Series 2003-2574, Class PE	5.50%	02/15/33	176,728
71,568	Series 2003-2577, Class LI, IO	5.50%	02/15/33	7,821
643,000	Series 2003-2581, Class LL	5.25%	03/15/33	651,033
9,926	Series 2003-2597, Class AE	5.50%	04/15/33	9,915
842,000	Series 2003-2613, Class LL	5.00%	05/15/33	846,376
289,924	Series 2003-2626, Class ZW	5.00%	06/15/33	286,947
632,035	Series 2003-2626, Class ZX	5.00%	06/15/33	605,154
209,893	Series 2004-2793, Class PE	5.00%	05/15/34	211,824
727,350	Series 2004-2891, Class ZA	6.50%	11/15/34	768,307
217,954	Series 2004-2907, Class DZ	4.00%	12/15/34	210,722
785,000	Series 2005-2973, Class GE	5.50%	05/15/35	788,364
76,520	Series 2005-3031, Class BI, IO, (30 Day Average SOFR + CSA) ×-1+ 6.69% (d)	1.57%	08/15/35	7,060
1,435,049	Series 2005-3054, Class ZW	6.00%	10/15/35	1,496,448
25,412	Series 2005-3074, Class ZH	5.50%	11/15/35	25,196
114,754	Series 2006-243, Class 11, IO, STRIPS (e)	7.00%	08/15/36	14,637
See Notes to Financial Statements

First Trust Low Duration Opportunities ETF (LMBS)
Portfolio of Investments (Continued)
October 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Continued)
	Collateralized Mortgage Obligations (Continued)
	Federal Home Loan Mortgage Corporation (Continued)
$78,869	Series 2006-3117, Class ZU	6.00%	02/15/36	$81,008
3,246,724	Series 2006-3196, Class ZK	6.50%	04/15/32	3,371,463
25,717	Series 2007-3274, Class B	6.00%	02/15/37	26,992
146,547	Series 2007-3322, Class NF, (30 Day Average SOFR + CSA) × 2,566.67 - 16,683.33%, 0.00% Floor (c)	0.00%	05/15/37	128,029
30,418	Series 2007-3340, Class PF, 30 Day Average SOFR + CSA + 0.30% (c)	5.42%	07/15/37	29,942
42,986	Series 2007-3360, Class CB	5.50%	08/15/37	44,474
48,441	Series 2007-3380, Class FS, 30 Day Average SOFR + CSA + 0.35% (c)	5.47%	11/15/36	47,310
134,772	Series 2008-3406, Class B	6.00%	01/15/38	138,171
75,447	Series 2008-3413, Class B	5.50%	04/15/37	78,138
135,205	Series 2008-3420, Class AZ	5.50%	02/15/38	133,520
105,922	Series 2008-3448, Class SA, IO, (30 Day Average SOFR + CSA) ×-1+ 6.05% (d)	0.93%	05/15/38	1,045
1,152,301	Series 2009-3542, Class ZP	5.00%	06/15/39	1,162,414
177,000	Series 2009-3550, Class LL	4.50%	07/15/39	171,596
852,541	Series 2009-3563, Class ZP	5.00%	08/15/39	838,477
735,758	Series 2009-3572, Class JS, IO, (30 Day Average SOFR + CSA) ×-1+ 6.80% (d)	1.68%	09/15/39	50,610
38,042	Series 2009-3585, Class QZ	5.00%	08/15/39	32,596
82,106	Series 2009-3587, Class FX, 30 Day Average SOFR + CSA + 0.00% (c)	5.12%	12/15/37	73,708
303,507	Series 2009-3593, Class F, 30 Day Average SOFR + CSA + 0.50% (c)	5.96%	03/15/36	299,977
933,972	Series 2009-3605, Class NC	5.50%	06/15/37	966,517
402,949	Series 2010-3622, Class PB	5.00%	01/15/40	407,985
107,000	Series 2010-3645, Class WD	4.50%	02/15/40	103,529
332,452	Series 2010-3667, Class PL	5.00%	05/15/40	328,030
38,011	Series 2010-3704, Class ED	4.00%	12/15/36	37,898
550,000	Series 2010-3714, Class PB	4.75%	08/15/40	537,670
68,360	Series 2010-3735, Class IK, IO	3.50%	10/15/25	711
42,066	Series 2010-3735, Class JI, IO	4.50%	10/15/30	3,161
167,287	Series 2010-3740, Class SC, IO, (30 Day Average SOFR + CSA) ×-1+ 6.00% (d)	0.88%	10/15/40	16,041
167,527	Series 2010-3770, Class GZ	4.50%	10/15/40	143,659
1,660,738	Series 2011-3796, Class PB	5.00%	01/15/41	1,676,611
2,593,000	Series 2011-3820, Class NC	4.50%	03/15/41	2,518,499
1,387,000	Series 2011-3895, Class PW	4.50%	07/15/41	1,347,476
2,054,942	Series 2011-3925, Class ZD	4.50%	09/15/41	1,967,313
6,592,927	Series 2011-3954, Class GS, IO, (30 Day Average SOFR + CSA) ×-1+ 6.00% (d)	0.88%	11/15/41	757,703
269,854	Series 2012-267, Class S5, IO, STRIPS, (30 Day Average SOFR + CSA) ×-1+ 6.00% (d)	0.88%	08/15/42	24,384
5,321,103	Series 2012-276, Class S5, IO, STRIPS, (30 Day Average SOFR + CSA) ×-1+ 6.00% (d)	0.88%	09/15/42	538,819
271,116	Series 2012-3999, Class WA (e)	5.54%	08/15/40	276,238
1,878,000	Series 2012-4000, Class PY	4.50%	02/15/42	1,728,396
12,666	Series 2012-4012, Class GC	3.50%	06/15/40	12,554
16,536	Series 2012-4015, Class KB	1.75%	05/15/41	15,315
See Notes to Financial Statements

First Trust Low Duration Opportunities ETF (LMBS)
Portfolio of Investments (Continued)
October 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Continued)
	Collateralized Mortgage Obligations (Continued)
	Federal Home Loan Mortgage Corporation (Continued)
$107,517	Series 2012-4021, Class IP, IO	3.00%	03/15/27	$2,431
1,259,018	Series 2012-4026, Class GZ	4.50%	04/15/42	1,165,390
114,533	Series 2012-4030, Class IL, IO	3.50%	04/15/27	1,991
240,947	Series 2012-4054, Class AI, IO	3.00%	04/15/27	3,726
734,753	Series 2012-4090, Class YZ	4.50%	08/15/42	613,649
21,446	Series 2012-4097, Class ES, IO, (30 Day Average SOFR + CSA) ×-1+ 6.10% (d)	0.98%	08/15/42	2,260
1,985,135	Series 2012-4097, Class SA, IO, (30 Day Average SOFR + CSA) ×-1+ 6.05% (d)	0.93%	08/15/42	203,354
2,447,000	Series 2012-4098, Class PE	4.00%	08/15/42	2,067,355
108,658	Series 2012-4103, Class HI, IO	3.00%	09/15/27	2,961
24,549	Series 2012-4116, Class AS, IO, (30 Day Average SOFR + CSA) ×-1+ 6.15% (d)	1.03%	10/15/42	3,035
380,253	Series 2012-4121, Class HI, IO	3.50%	10/15/27	9,993
225,306	Series 2012-4136, Class TU, IO, (30 Day Average SOFR + CSA) ×-22.50+ 139.5%, 4.50% Cap (d)	4.50%	08/15/42	35,946
140,466	Series 2012-4145, Class YI, IO	3.00%	12/15/27	3,685
172,496	Series 2013-299, Class S1, IO, STRIPS, (30 Day Average SOFR + CSA) ×-1+ 6.00% (d)	0.88%	01/15/43	17,463
109,923	Series 2013-303, Class C2, IO, STRIPS	3.50%	01/15/28	3,250
54,970	Series 2013-304, Class C37, IO, STRIPS	3.50%	12/15/27	1,491
179,981	Series 2013-304, Class C40, IO, STRIPS	3.50%	09/15/26	3,204
285,776	Series 2013-4151, Class DI, IO	3.50%	11/15/31	3,593
6,241,930	Series 2013-4170, Class CO, PO	(f)	11/15/32	5,441,325
905,000	Series 2013-4176, Class HE	4.00%	03/15/43	795,397
732,650	Series 2013-4177, Class GL	3.00%	03/15/33	688,930
1,461,523	Series 2013-4193, Class AI, IO	3.00%	04/15/28	47,876
826,035	Series 2013-4193, Class PB	4.00%	04/15/43	717,698
20,537,517	Series 2013-4199, Class BZ	3.50%	05/15/43	18,539,711
500,000	Series 2013-4211, Class PB	3.00%	05/15/43	426,983
17,832,024	Series 2013-4213, Class GZ	3.50%	06/15/43	16,449,968
14,686,312	Series 2013-4218, Class ZK	2.50%	02/15/43	11,274,780
5,388,000	Series 2013-4224, Class ME	4.00%	07/15/43	4,822,530
11,838	Series 2013-4226, Class NS, (30 Day Average SOFR + CSA) × -3+ 10.50%, 0.00% Floor (d)	0.00%	01/15/43	6,595
2,450,000	Series 2013-4247, Class AY	4.50%	09/15/43	2,305,689
631	Series 2013-4265, Class IB, IO (g)	4.50%	12/15/24	0
16,711,176	Series 2014-4316, Class BZ	3.00%	03/15/44	14,871,446
3,725,050	Series 2014-4316, Class XZ	4.50%	03/15/44	3,643,329
7,698,888	Series 2014-4329, Class VZ	4.00%	04/15/44	7,369,667
1,237,110	Series 2014-4387, Class IE, IO	2.50%	11/15/28	31,005
13,776,324	Series 2015-4499, Class CZ	3.50%	08/15/45	11,767,110
392,300	Series 2015-4512, Class W (e) (h)	5.40%	05/15/38	401,683
59,229	Series 2015-4520, Class AI, IO	3.50%	10/15/35	5,477
302,666	Series 2016-4546, Class PZ	4.00%	12/15/45	222,248
512,337	Series 2016-4546, Class ZT	4.00%	01/15/46	374,780
157,265	Series 2016-4568, Class MZ	4.00%	04/15/46	108,584
8,727,633	Series 2016-4570, Class ST, IO, (30 Day Average SOFR + CSA) ×-1+ 6.00% (d)	0.88%	04/15/46	945,272
7,707,877	Series 2016-4587, Class ZH	4.00%	03/15/44	7,077,040
See Notes to Financial Statements

First Trust Low Duration Opportunities ETF (LMBS)
Portfolio of Investments (Continued)
October 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Continued)
	Collateralized Mortgage Obligations (Continued)
	Federal Home Loan Mortgage Corporation (Continued)
$838,790	Series 2016-4591, Class GI, IO	4.00%	12/15/44	$99,383
771,702	Series 2016-4600, Class WT	3.50%	07/15/36	683,415
136,619	Series 2016-4605, Class KS, (30 Day Average SOFR + CSA) × -1.57+ 4.71%, 0.00% Floor (d)	0.00%	08/15/43	72,483
119,873	Series 2016-4609, Class YI, IO	4.00%	04/15/54	4,090
600,000	Series 2017-4681, Class JY	2.50%	05/15/47	483,226
2,390,656	Series 2018-4774, Class SL, IO, (30 Day Average SOFR + CSA) ×-1+ 6.20% (d)	1.08%	04/15/48	299,003
14,074,748	Series 2018-4798, Class GZ	4.00%	06/15/48	13,127,725
3,787,635	Series 2018-4826, Class ME	3.50%	09/15/48	3,387,788
2,315,362	Series 2018-4833, Class PY	4.00%	10/15/48	2,144,729
500,199	Series 2018-4842, Class FA, 30 Day Average SOFR + CSA + 0.35% (c)	5.47%	11/15/48	488,405
3,534,964	Series 2019-4872, Class BZ	4.00%	04/15/49	3,188,308
3,059,043	Series 2019-4902, Class FB, 30 Day Average SOFR + CSA + 0.45% (c)	5.42%	08/25/49	2,988,241
5,699,238	Series 2019-4910, Class SA, IO, (30 Day Average SOFR + CSA) ×-1+ 6.05% (d)	0.93%	06/15/49	676,684
3,224,026	Series 2019-4911, Class FB, 30 Day Average SOFR + CSA + 0.45% (c)	5.42%	09/25/49	3,162,658
8,994,321	Series 2019-4919, Class FP, 30 Day Average SOFR + CSA + 0.45% (c)	5.42%	09/25/49	8,776,581
9,147,506	Series 2019-4928, Class F, 30 Day Average SOFR + CSA + 0.50% (c)	5.47%	11/25/49	8,947,301
10,513,642	Series 2019-4929, Class FB, 30 Day Average SOFR + CSA + 0.45% (c)	5.42%	09/25/49	10,265,012
7,838,296	Series 2019-4937, Class MF, 30 Day Average SOFR + CSA + 0.45% (c)	5.42%	12/25/49	7,691,792
7,408,066	Series 2019-4938, Class BS, IO, (30 Day Average SOFR + CSA) ×-1+ 6.00% (d)	1.03%	12/25/49	815,345
2,412,757	Series 2019-4942, Class FA, 30 Day Average SOFR + CSA + 0.50% (c)	5.47%	01/25/50	2,358,105
7,924,502	Series 2019-4943, Class NS, IO, (30 Day Average SOFR + CSA) ×-1+ 6.00% (d)	1.03%	01/25/50	829,968
12,784,091	Series 2020-4959, Class JF, 30 Day Average SOFR + CSA + 0.45% (c)	5.42%	03/25/50	12,469,009
8,706,789	Series 2020-4959, Class LB	3.00%	03/25/40	7,558,005
2,515,155	Series 2020-4974, Class IA, IO	3.50%	12/25/49	639,191
4,763,606	Series 2020-4980, Class FP, 30 Day Average SOFR + CSA + 0.40% (c)	5.37%	07/25/49	4,639,286
13,923,049	Series 2020-4990, Class AF, 30 Day Average SOFR + CSA + 0.40% (c)	5.37%	07/25/50	13,532,864
32,064,551	Series 2020-4991, Class DA	2.00%	02/25/44	29,985,780
7,804,556	Series 2020-4994, Class FT, 30 Day Average SOFR + CSA + 0.40% (c)	5.37%	01/25/50	7,598,778
31,666,209	Series 2020-5001, Class A	2.00%	01/25/45	29,165,085
4,384,459	Series 2020-5002, Class FJ, 30 Day Average SOFR + CSA + 0.40% (c)	5.37%	07/25/50	4,297,281
34,403,917	Series 2020-5004, Class F, 30 Day Average SOFR + CSA + 0.35% (c)	5.32%	07/25/50	33,252,463
See Notes to Financial Statements

First Trust Low Duration Opportunities ETF (LMBS)
Portfolio of Investments (Continued)
October 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Continued)
	Collateralized Mortgage Obligations (Continued)
	Federal Home Loan Mortgage Corporation (Continued)
$26,137,515	Series 2020-5004, Class FG, 30 Day Average SOFR + CSA + 0.40% (c)	5.37%	08/25/50	$25,312,356
10,251,740	Series 2020-5034, Class IO, IO (e)	1.27%	10/15/45	694,453
16,777,482	Series 2020-5045, Class AF, 30 Day Average SOFR + 0.25% (c)	5.11%	11/25/50	15,948,087
16,702,726	Series 2020-5045, Class BF, 30 Day Average SOFR + 0.30% (c)	5.16%	11/25/50	15,953,378
8,815,818	Series 2021-5178, Class HL	2.00%	01/25/52	5,620,622
19,074,372	Series 2022-5201, Class PF, 30 Day Average SOFR + 0.30% (c)	5.16%	03/25/52	18,206,725
12,424,623	Series 2022-5208, Class HZ	3.50%	03/25/52	10,562,985
14,437,174	Series 2022-5208, Class Z	3.00%	04/25/52	10,927,575
9,750,000	Series 2022-5210, Class LB	3.00%	08/25/50	7,471,992
13,052,692	Series 2022-5220, Class KZ	4.00%	02/25/51	11,559,460
5,969,827	Series 2022-5221, Class VE	3.50%	07/25/33	5,622,215
33,673,000	Series 2022-5221, Class YC	4.00%	05/25/52	30,588,782
5,315,681	Series 2022-5222, Class BZ	3.50%	05/25/37	4,827,220
6,317,394	Series 2022-5222, Class DP	3.25%	05/25/52	6,008,190
4,417,598	Series 2022-5224, Class BE	3.50%	08/25/44	4,251,089
14,096,335	Series 2022-5224, Class DZ	4.00%	04/25/52	12,475,071
11,446,976	Series 2022-5225, Class HZ	4.00%	08/25/51	9,707,462
15,241,297	Series 2022-5225, Class NZ	4.00%	05/25/52	12,991,687
8,971,012	Series 2022-5228, Class DZ	4.50%	06/25/52	7,965,979
8,917,916	Series 2022-5230, Class DL	3.50%	09/25/44	7,563,039
9,012,207	Series 2022-5232, Class GO, PO	(f)	08/25/51	3,789,779
9,199,484	Series 2022-5255, Class KZ	4.00%	09/25/52	7,650,043
31,330,290	Series 2022-5256, Class FC, 30 Day Average SOFR + 0.75% (c)	5.61%	09/25/52	31,114,173
7,871,994	Series 2022-5270, Class AL	3.00%	11/25/48	5,850,546
10,499,938	Series 2022-5282, Class MB	4.75%	06/25/42	10,300,151
3,277,907	Series 2023-5339, Class GO, PO	(f)	09/25/53	2,705,151
24,652,069	Series 2023-5350, Class PO, PO	(f)	11/25/53	20,414,398
7,063,865	Series 2023-5357, Class OB, PO	(f)	11/25/53	5,654,451
6,697,676	Series 2024-413, Class PO, PO, STRIPS	(f)	05/25/54	5,608,421
21,747,122	Series 2024-5410, Class PO, PO	(f)	05/25/54	16,647,283
	Federal National Mortgage Association Grantor Trust
1,618,744	Series 2005-T1, Class A1, 1 Mo. CME Term SOFR + CSA + 0.40% (c)	5.25%	05/25/35	1,449,768
	Federal National Mortgage Association
4,722	Series 1996-51, Class AY, IO	7.00%	12/18/26	146
3,412	Series 2001-34, Class SR, IO, (30 Day Average SOFR + CSA) × -1+ 8.10% (d)	3.08%	08/18/31	71
1,059	Series 2001-42, Class SB, (30 Day Average SOFR + CSA) ×-16 + 128.00%, 8.50% Cap (d)	8.50%	09/25/31	1,052
3,997	Series 2002-22, Class G	6.50%	04/25/32	4,140
80,587	Series 2002-80, Class CZ	4.50%	09/25/32	75,629
47,800	Series 2002-320, Class 2, IO, STRIPS	7.00%	04/25/32	7,367
41,914	Series 2002-323, Class 6, IO, STRIPS	6.00%	01/25/32	4,700
108,169	Series 2002-324, Class 2, IO, STRIPS	6.50%	07/25/32	12,484
6,483	Series 2003-14, Class AT	4.00%	03/25/33	6,374
18,537	Series 2003-21, Class OA	4.00%	03/25/33	18,176
53,146	Series 2003-32, Class UI, IO	6.00%	05/25/33	7,610
240,195	Series 2003-45, Class JB	5.50%	06/25/33	244,630
See Notes to Financial Statements

First Trust Low Duration Opportunities ETF (LMBS)
Portfolio of Investments (Continued)
October 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Continued)
	Collateralized Mortgage Obligations (Continued)
	Federal National Mortgage Association (Continued)
$7,592	Series 2003-63, Class F1, 30 Day Average SOFR + CSA + 0.30% (c)	5.27%	11/25/27	$7,576
355,000	Series 2003-71, Class NH	4.29%	08/25/33	341,641
135,109	Series 2003-343, Class 2, IO, STRIPS	4.50%	10/25/33	15,135
137,041	Series 2003-345, Class 14, IO, STRIPS	6.00%	03/25/34	18,004
29,692	Series 2003-348, Class 17, IO, STRIPS	7.50%	12/25/33	3,435
42,554	Series 2003-348, Class 18, IO, STRIPS (e)	7.50%	12/25/33	5,769
157,277	Series 2004-25, Class LC	5.50%	04/25/34	161,594
171,550	Series 2004-25, Class UC	5.50%	04/25/34	176,259
49,279	Series 2004-28, Class ZH	5.50%	05/25/34	47,758
430,636	Series 2004-60, Class AC	5.50%	04/25/34	428,020
982,671	Series 2005-2, Class S, IO, (30 Day Average SOFR + CSA) ×-1 + 6.60% (d)	1.63%	02/25/35	74,448
203,192	Series 2005-2, Class TB, IO, (30 Day Average SOFR + CSA) × -1+ 5.90%, 0.40% Cap (d)	0.40%	07/25/33	1,374
66,420	Series 2005-29, Class ZT	5.00%	04/25/35	63,486
44,043	Series 2005-40, Class SA, IO, (30 Day Average SOFR + CSA) × -1+ 6.70% (d)	1.73%	05/25/35	3,581
352,075	Series 2005-52, Class TZ	6.50%	06/25/35	371,096
1,258,931	Series 2005-57, Class KZ	6.00%	07/25/35	1,271,366
25,215	Series 2005-79, Class NS, IO, (30 Day Average SOFR + CSA) × -1+ 6.09% (d)	1.12%	09/25/35	1,921
2,222,699	Series 2005-86, Class WZ	5.50%	10/25/35	2,248,509
65,475	Series 2005-95, Class WZ	6.00%	11/25/35	66,512
71,183	Series 2005-359, Class 6, IO, STRIPS	5.00%	11/25/35	9,726
57,884	Series 2005-362, Class 13, IO, STRIPS	6.00%	08/25/35	8,719
27,973	Series 2006-5, Class 2A2, 30 Day Average SOFR + CSA + 0.14% (c)	6.36%	02/25/35	27,645
12,629,418	Series 2006-5, Class N2, IO (h)	0.00%	02/25/35	8,767
30,645	Series 2006-15, Class IS, IO, (30 Day Average SOFR + CSA) × -1+ 6.58% (d)	1.61%	03/25/36	3,400
305,269	Series 2006-20, Class PI, IO, (30 Day Average SOFR + CSA) × -1+ 6.68% (d)	1.71%	11/25/30	11,290
30,259	Series 2006-31, Class PZ	6.00%	05/25/36	31,321
30,308	Series 2006-85, Class MZ	6.50%	09/25/36	31,601
144,102	Series 2006-117, Class GF, 30 Day Average SOFR + CSA + 0.35% (c)	5.32%	12/25/36	142,000
1,280,119	Series 2006-118, Class A1, 30 Day Average SOFR + CSA + 0.06% (c)	5.45%	12/25/36	1,247,266
313,274	Series 2007-7, Class KA	5.75%	08/25/36	312,915
17,911	Series 2007-25, Class FB, 30 Day Average SOFR + CSA + 0.33% (c)	5.30%	04/25/37	17,623
951,411	Series 2007-57, Class ZG	4.75%	06/25/37	913,666
618,586	Series 2007-60, Class ZS	4.75%	07/25/37	593,725
470,428	Series 2007-68, Class AE	6.50%	07/25/37	487,122
205,918	Series 2007-116, Class PB	5.50%	08/25/35	211,861
46,215	Series 2007-117, Class MD	5.50%	07/25/37	47,304
1,975,644	Series 2007-W10, Class 3A (h)	4.39%	06/25/47	2,026,313
137,292	Series 2008-3, Class FZ, 30 Day Average SOFR + CSA + 0.55% (c)	5.52%	02/25/38	131,382
See Notes to Financial Statements

First Trust Low Duration Opportunities ETF (LMBS)
Portfolio of Investments (Continued)
October 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Continued)
	Collateralized Mortgage Obligations (Continued)
	Federal National Mortgage Association (Continued)
$16,548	Series 2008-8, Class ZA	5.00%	02/25/38	$15,932
4,091	Series 2008-17, Class IP, IO	6.50%	02/25/38	161
1,568,171	Series 2009-37, Class NZ	5.71%	02/25/37	1,570,542
4,400,000	Series 2009-50, Class GX	5.00%	07/25/39	4,354,033
2,114,591	Series 2009-85, Class J	4.50%	10/25/39	2,081,912
141,555	Series 2009-91, Class HL	5.00%	11/25/39	142,366
97,000	Series 2009-92, Class DB	5.00%	11/25/39	95,887
930,358	Series 2009-103, Class PZ	6.00%	12/25/39	953,453
118,494	Series 2009-106, Class SN, IO, (30 Day Average SOFR + CSA) ×-1+ 6.25% (d)	1.28%	01/25/40	10,401
304,569	Series 2009-109, Class PZ	4.50%	01/25/40	280,808
41,947	Series 2009-115, Class HZ	5.00%	01/25/40	41,561
219,180	Series 2010-3, Class DZ	4.50%	02/25/40	199,057
111,462	Series 2010-21, Class KO, PO	(f)	03/25/40	96,268
500,000	Series 2010-35, Class EP	5.50%	04/25/40	494,678
242,059	Series 2010-38, Class KC	4.50%	04/25/40	238,257
271,898	Series 2010-45, Class WB	5.00%	05/25/40	269,023
242,294	Series 2010-68, Class BI, IO	5.50%	07/25/50	59,297
71,812	Series 2010-115, Class PO, PO	(f)	04/25/40	62,075
162,971	Series 2010-129, Class SM, IO, (30 Day Average SOFR + CSA) ×-1+ 6.00% (d)	1.03%	11/25/40	6,847
2,821,000	Series 2010-142, Class DL	4.00%	12/25/40	2,641,134
124,519	Series 2011-9, Class AZ	5.00%	05/25/40	123,682
1,507,000	Series 2011-10, Class AY	6.00%	02/25/41	1,549,769
76,194	Series 2011-30, Class LS, IO (e)	0.68%	04/25/41	4,271
147,709	Series 2011-30, Class ZB	5.00%	04/25/41	143,475
239,571	Series 2011-52, Class GB	5.00%	06/25/41	242,170
97,779	Series 2011-73, Class PI, IO (g)	4.50%	05/25/41	860
129,643	Series 2011-74, Class TQ, IO, (30 Day Average SOFR + CSA) × -6.43+ 55.93%, 4.50% Cap (d)	4.50%	12/25/33	14,632
451,253	Series 2011-101, Class EI, IO	3.50%	10/25/26	5,982
750,000	Series 2011-105, Class MB	4.00%	10/25/41	659,416
1,965,158	Series 2011-111, Class PZ	4.50%	11/25/41	1,880,348
2,335,201	Series 2011-123, Class JS, IO, (30 Day Average SOFR + CSA) × -1+ 6.65% (d)	1.68%	03/25/41	137,491
776,952	Series 2012-39, Class PB	4.25%	04/25/42	736,276
403,600	Series 2012-52, Class BZ	4.00%	05/25/42	357,733
46,220	Series 2012-66, Class DI, IO	3.50%	06/25/27	1,178
360,361	Series 2012-101, Class AI, IO	3.00%	06/25/27	2,414
1,099,257	Series 2012-103, Class HI, IO	3.00%	09/25/27	26,024
115,346	Series 2012-118, Class IB, IO	3.50%	11/25/42	17,662
5,820,251	Series 2012-122, Class SD, IO, (30 Day Average SOFR + CSA) ×-1+ 6.10% (d)	1.13%	11/25/42	619,233
435,138	Series 2012-133, Class KO, PO	(f)	12/25/42	211,137
443,748	Series 2012-138, Class MA	1.00%	12/25/42	368,605
719,059	Series 2012-146, Class QA	1.00%	01/25/43	602,822
223,347	Series 2012-409, Class 49, IO, STRIPS (e)	3.50%	11/25/41	32,352
251,983	Series 2012-409, Class 53, IO, STRIPS (e)	3.50%	04/25/42	36,473
690,000	Series 2013-10, Class HQ	2.50%	02/25/43	465,566
See Notes to Financial Statements

First Trust Low Duration Opportunities ETF (LMBS)
Portfolio of Investments (Continued)
October 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Continued)
	Collateralized Mortgage Obligations (Continued)
	Federal National Mortgage Association (Continued)
$162,590	Series 2013-13, Class IK, IO	2.50%	03/25/28	$4,624
6,693,202	Series 2013-19, Class ZD	3.50%	03/25/43	5,769,273
53,900	Series 2013-23, Class ZB	3.00%	03/25/43	36,498
750,000	Series 2013-41, Class DB	3.00%	05/25/43	599,806
852,111	Series 2013-43, Class IX, IO	4.00%	05/25/43	164,292
295,666	Series 2013-52, Class MD	1.25%	06/25/43	242,851
387,120	Series 2013-55, Class AI, IO	3.00%	06/25/33	34,148
140,435	Series 2013-70, Class JZ	3.00%	07/25/43	123,040
12,520,385	Series 2013-75, Class ZG	3.25%	07/25/43	10,122,076
379,979	Series 2013-105, Class BN	4.00%	05/25/43	327,385
109,685	Series 2013-105, Class KO, PO	(f)	10/25/43	94,872
195,852	Series 2013-106, Class KN	3.00%	10/25/43	151,493
16,327,488	Series 2013-115, Class Z	3.00%	11/25/33	15,509,570
40,968,960	Series 2013-119, Class VZ	3.00%	10/25/33	38,875,122
36,763,802	Series 2013-119, Class ZB	3.00%	12/25/33	34,884,378
1,003,000	Series 2013-130, Class QY	4.50%	06/25/41	954,413
20,201,156	Series 2013-136, Class DZ	3.00%	01/25/44	18,085,582
14,130,528	Series 2014-12, Class ZB	3.00%	03/25/39	13,107,281
31,954	Series 2014-29, Class GI, IO	3.00%	05/25/29	1,030
271,793	Series 2014-46, Class KA (b) (e)	6.50%	08/25/44	632,312
31,991,992	Series 2014-60, Class EZ	3.00%	10/25/44	28,006,324
72,368	Series 2014-68, Class GI, IO	4.50%	10/25/43	4,426
652,062	Series 2014-82, Class GZ	4.00%	12/25/44	517,885
162,474	Series 2014-84, Class LI, IO	3.50%	12/25/26	2,409
875,000	Series 2015-16, Class MY	3.50%	04/25/45	733,804
41,557	Series 2015-76, Class BI, IO (g)	4.00%	10/25/39	165
14,955	Series 2015-93, Class KI, IO	3.00%	09/25/44	137
5,096,062	Series 2016-2, Class EZ	2.50%	02/25/46	4,710,193
8,774,460	Series 2016-37, Class PY	3.00%	06/25/46	7,011,696
13,718,435	Series 2016-40, Class MS, IO, (30 Day Average SOFR + CSA) × -1+ 6.00% (d)	1.03%	07/25/46	1,741,553
11,510,000	Series 2016-50, Class GY	3.00%	08/25/46	9,162,227
4,841,960	Series 2016-62, Class SB, IO, (30 Day Average SOFR + CSA) × -1+ 6.10% (d)	1.13%	09/25/46	354,334
5,679,518	Series 2016-63, Class AF, 30 Day Average SOFR + CSA + 0.50% (c)	5.47%	09/25/46	5,603,480
2,546,757	Series 2016-73, Class PI, IO	3.00%	08/25/46	440,651
296,303	Series 2016-74, Class HI, IO	3.50%	10/25/46	55,230
2,446,843	Series 2016-83, Class FA, 30 Day Average SOFR + CSA + 0.50% (c)	5.47%	11/25/46	2,411,941
189,894	Series 2016-84, Class DF, 30 Day Average SOFR + CSA + 0.42% (c)	5.88%	11/25/46	185,147
6,344,568	Series 2017-18, Class AS, IO, (30 Day Average SOFR + CSA) × -1+ 6.05% (d)	1.08%	03/25/47	734,455
597,364	Series 2017-46, Class BY	3.00%	06/25/47	436,877
13,019,703	Series 2017-50, Class BZ	3.00%	07/25/47	11,063,940
4,355,029	Series 2017-84, Class ZK	3.50%	10/25/57	3,673,883
2,344,020	Series 2017-87, Class ZA	4.00%	11/25/57	1,849,836
2,786,241	Series 2018-17, Class Z	3.50%	03/25/48	2,320,492
See Notes to Financial Statements

First Trust Low Duration Opportunities ETF (LMBS)
Portfolio of Investments (Continued)
October 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Continued)
	Collateralized Mortgage Obligations (Continued)
	Federal National Mortgage Association (Continued)
$21,690,036	Series 2018-84, Class ZM	4.00%	11/25/48	$19,794,227
995,394	Series 2018-45, Class FT, 30 Day Average SOFR + CSA + 0.30% (c)	5.27%	06/25/48	969,601
2,526,000	Series 2018-72, Class FB, 30 Day Average SOFR + CSA + 0.35% (c)	5.32%	10/25/58	2,465,915
3,345,136	Series 2018-86, Class DL	3.50%	12/25/48	3,045,288
1,958,509	Series 2018-92, Class DB	3.50%	01/25/49	1,779,287
6,246,046	Series 2018-94, Class AZ	4.00%	01/25/49	5,842,251
8,989,311	Series 2019-17, Class GZ	4.00%	11/25/56	7,810,245
8,106,108	Series 2019-18, Class FL, 30 Day Average SOFR + CSA + 0.40% (c)	5.37%	05/25/49	7,984,275
3,762,718	Series 2019-33, Class F, 30 Day Average SOFR + CSA + 0.45% (c)	5.42%	07/25/49	3,697,015
3,613,685	Series 2019-33, Class FK, 30 Day Average SOFR + CSA + 0.45% (c)	5.42%	07/25/49	3,542,760
5,652,104	Series 2019-38, Class CF, 30 Day Average SOFR + CSA + 0.45% (c)	5.42%	07/25/49	5,555,370
10,878,760	Series 2019-41, Class SN, IO, (30 Day Average SOFR + CSA) × -1+ 6.05% (d)	1.08%	08/25/49	950,736
16,064,249	Series 2019-70, Class WA, PO	(f)	11/25/42	13,670,819
9,857,876	Series 2020-9, Class SJ, IO, (30 Day Average SOFR + CSA) ×-1 + 6.00% (d)	1.03%	02/25/50	1,208,609
13,581,902	Series 2020-12, Class FL, 30 Day Average SOFR + CSA + 0.45% (c)	5.42%	03/25/50	13,260,881
11,969,763	Series 2020-20, Class KI, IO	4.00%	03/25/50	3,715,216
4,518,627	Series 2020-22, Class FA, 30 Day Average SOFR + CSA + 0.40% (c)	5.37%	04/25/50	4,409,812
15,945,922	Series 2020-34, Class FA, 30 Day Average SOFR + CSA + 0.45% (c)	5.42%	06/25/50	15,539,947
6,282,410	Series 2020-38, Class NF, 30 Day Average SOFR + CSA + 0.45% (c)	5.42%	06/25/50	6,109,731
12,527,169	Series 2020-47, Class FA, 30 Day Average SOFR + CSA + 0.40% (c)	5.37%	07/25/50	12,274,338
5,040,620	Series 2020-49, Class FB, 30 Day Average SOFR + CSA + 0.40% (c)	5.37%	07/25/50	4,890,247
11,397,228	Series 2020-93, Class NI, IO	3.00%	01/25/51	1,055,231
7,780,254	Series 2021-18, Class JC	1.50%	04/25/36	6,974,231
10,968,418	Series 2023-44, Class PO, PO	(f)	10/25/53	8,484,685
7,029,062	Series 2023-40, Class DO, PO	(f)	09/25/53	5,656,347
11,418,091	Series 2024-20, Class QZ	4.00%	10/25/45	9,977,113
10,448,676	Series 2024-20, Class ZA	4.00%	10/25/45	9,147,286
32,999,374	Series 2024-26, Class PO, PO	(f)	05/25/54	25,321,568
12,294,208	Series 2024-28, Class CZ	4.00%	05/25/44	10,910,021
5,169,122	Series 2024-39, Class AV	3.00%	11/25/33	4,803,185
4,618,701	Series 2024-56, Class EV	5.00%	08/25/35	4,593,363
5,001,953	Series 2024-56, Class JV	5.00%	08/25/35	4,974,288
5,682,383	Series 2024-60, Class GV	4.00%	11/25/35	5,517,941
5,605,421	Series 2024-60, Class VA	4.50%	10/25/35	5,419,569
2,322,123	Series 2024-74, Class VT	4.50%	11/25/35	2,262,981
See Notes to Financial Statements

First Trust Low Duration Opportunities ETF (LMBS)
Portfolio of Investments (Continued)
October 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Continued)
	Collateralized Mortgage Obligations (Continued)
	Government National Mortgage Association
$111,019	Series 2003-4, Class MZ	5.50%	01/20/33	$110,675
199,009	Series 2003-18, Class PG	5.50%	03/20/33	198,385
1,716,262	Series 2003-35, Class TZ	5.75%	04/16/33	1,685,032
144,422	Series 2003-62, Class MZ	5.50%	07/20/33	145,550
123,070	Series 2003-84, Class Z	5.50%	10/20/33	124,398
69,561	Series 2004-37, Class B	6.00%	04/17/34	70,502
398,489	Series 2004-49, Class MZ	6.00%	06/20/34	404,026
28,315	Series 2004-68, Class ZC	6.00%	08/20/34	28,716
33,964	Series 2004-71, Class ST, (1 Mo. CME Term SOFR + CSA) × -6.25+ 44.50%, 7.00% Cap (d)	7.00%	09/20/34	34,272
177,755	Series 2004-88, Class SM, IO, (1 Mo. CME Term SOFR + CSA) ×-1+ 6.10% (d)	1.20%	10/16/34	5,819
269,018	Series 2004-105, Class JZ	5.00%	12/20/34	265,117
183,324	Series 2004-105, Class KA	5.00%	12/16/34	182,125
267,901	Series 2005-3, Class JZ	5.00%	01/16/35	262,965
267,901	Series 2005-3, Class KZ	5.00%	01/16/35	263,205
87,141	Series 2005-33, Class AY	5.50%	04/16/35	87,635
78,018	Series 2005-41, Class PA	4.00%	05/20/35	76,004
1,559,487	Series 2005-78, Class ZA	5.00%	10/16/35	1,556,842
139,901	Series 2005-93, Class PO, PO	(f)	06/20/35	129,080
415,166	Series 2006-38, Class OH	6.50%	08/20/36	413,885
215,144	Series 2006-61, Class ZA	5.00%	11/20/36	214,406
519,190	Series 2007-16, Class OZ	6.00%	04/20/37	528,274
92,088	Series 2007-27, Class SD, IO, (1 Mo. CME Term SOFR + CSA) ×-1+ 6.20% (d)	1.33%	05/20/37	3,264
72,022	Series 2007-41, Class OL, PO	(f)	07/20/37	66,008
136,927	Series 2007-42, Class SB, IO, (1 Mo. CME Term SOFR + CSA) ×-1+ 6.75% (d)	1.88%	07/20/37	6,671
416,328	Series 2007-71, Class ZD	6.00%	11/20/37	417,811
169,400	Series 2007-81, Class FZ, 1 Mo. CME Term SOFR + CSA + 0.35% (c)	5.22%	12/20/37	169,143
67,647	Series 2008-33, Class XS, IO, (1 Mo. CME Term SOFR + CSA) ×-1+ 7.70% (d)	2.80%	04/16/38	4,601
358,972	Series 2008-47, Class ML	5.25%	06/16/38	362,992
105,638	Series 2008-54, Class PE	5.00%	06/20/38	104,952
302,034	Series 2008-71, Class JI, IO	6.00%	04/20/38	6,400
81,967	Series 2009-14, Class KI, IO	6.50%	03/20/39	6,262
26,896	Series 2009-14, Class KS, IO, (1 Mo. CME Term SOFR + CSA) ×-1+ 6.30% (d)	1.43%	03/20/39	913
63,366	Series 2009-25, Class SE, IO, (1 Mo. CME Term SOFR + CSA) ×-1+ 7.60% (d)	2.73%	09/20/38	2,676
2,239,662	Series 2009-29, Class PC	7.00%	05/20/39	2,337,678
466,452	Series 2009-32, Class SZ	5.50%	05/16/39	480,171
3,732,364	Series 2009-57, Class VB	5.00%	06/16/39	3,729,168
329,077	Series 2009-61, Class PZ	7.50%	08/20/39	352,004
6,507,170	Series 2009-61, Class WQ, IO, (1 Mo. CME Term SOFR + CSA) ×-1+ 6.25% (d)	1.35%	11/16/35	535,098
824,379	Series 2009-69, Class ZB	6.00%	08/20/39	819,930
455,000	Series 2009-75, Class JN	5.50%	09/16/39	443,323
700,135	Series 2009-78, Class KZ	5.50%	09/16/39	689,881
See Notes to Financial Statements

First Trust Low Duration Opportunities ETF (LMBS)
Portfolio of Investments (Continued)
October 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Continued)
	Collateralized Mortgage Obligations (Continued)
	Government National Mortgage Association (Continued)
$75,090	Series 2009-79, Class OK, PO	(f)	11/16/37	$65,485
164,737	Series 2009-81, Class TZ	5.50%	09/20/39	162,109
66,750	Series 2009-94, Class AL	5.00%	10/20/39	66,532
2,715,733	Series 2009-106, Class SL, IO, (1 Mo. CME Term SOFR + CSA) ×-1+ 6.10% (d)	1.23%	04/20/36	127,425
56,679	Series 2009-106, Class WZ	5.50%	11/16/39	55,363
732,000	Series 2009-126, Class LB	5.00%	12/20/39	720,890
11,350	Series 2010-4, Class WA	3.00%	01/16/40	10,784
1,069,353	Series 2010-59, Class ZD	6.50%	05/20/40	1,124,275
856,660	Series 2010-85, Class SL, IO, (1 Mo. CME Term SOFR + CSA) ×-1+ 6.60% (d)	1.73%	07/20/37	33,954
89,000	Series 2010-116, Class BM	4.50%	09/16/40	84,489
1,406,100	Series 2010-116, Class JB	5.00%	06/16/40	1,393,397
472,322	Series 2010-157, Class OP, PO	(f)	12/20/40	399,207
305,828	Series 2011-4, Class PZ	5.00%	01/20/41	303,304
771,202	Series 2011-35, Class BP	4.50%	03/16/41	751,332
104,632	Series 2011-48, Class LI, IO	5.50%	01/16/41	8,165
4,428,515	Series 2011-61, Class WS, IO, (1 Mo. CME Term SOFR + CSA) ×-1+ 6.47% (d)	1.60%	02/20/38	150,227
32,772	Series 2011-63, Class BI, IO	6.00%	02/20/38	766
1,053,153	Series 2011-81, Class IC, IO, (1 Mo. CME Term SOFR + CSA) ×-1+ 6.72%, 0.62% Cap (d)	0.62%	07/20/35	6,399
58,084	Series 2011-112, Class IP, IO	0.50%	08/16/26	1
239,265	Series 2011-129, Class CL	5.00%	03/20/41	234,970
29,799	Series 2011-151, Class TB, IO, (1 Mo. CME Term SOFR + CSA) ×-70+ 465.50%, 3.50% Cap (d)	3.50%	04/20/41	2,912
5,354,273	Series 2012-84, Class QS, IO, (1 Mo. CME Term SOFR + CSA) ×-1+ 6.10% (d)	1.20%	07/16/42	366,545
6,711,842	Series 2012-84, Class SJ, (1 Mo. CME Term SOFR + CSA) × -0.57+ 2.51%, 0.00% Floor (d)	0.00%	07/16/42	4,023,914
251,623	Series 2012-108, Class KB	2.75%	09/16/42	192,392
1,237,015	Series 2012-143, Class TI, IO	3.00%	12/16/27	29,843
1,158,770	Series 2012-149, Class PC (e)	6.31%	12/20/42	1,194,055
54,810	Series 2013-5, Class IA, IO	3.50%	10/16/42	6,742
2,223,000	Series 2013-20, Class QM	2.63%	02/16/43	1,805,009
126,355	Series 2013-69, Class PI, IO	5.00%	05/20/43	10,991
953,680	Series 2013-70, Class PM	2.50%	05/20/43	740,983
805,626	Series 2013-91, Class PB	3.50%	09/20/42	794,560
632,973	Series 2013-130, Class WS, IO, (1 Mo. CME Term SOFR + CSA) ×-1+ 6.10% (d)	1.23%	09/20/43	73,499
688,000	Series 2013-183, Class PB	4.50%	12/20/43	649,261
911,700	Series 2014-44, Class IC, IO	3.00%	04/20/28	23,660
4,659,509	Series 2014-44, Class ID, IO (e) (h)	0.33%	03/16/44	41,319
14,446	Series 2014-91, Class JI, IO	4.50%	01/20/40	796
647,733	Series 2014-94, Class Z	4.50%	01/20/44	614,537
206,192	Series 2014-115, Class QI, IO (g)	3.00%	03/20/29	811
2,168,364	Series 2014-116, Class SB, IO, (1 Mo. CME Term SOFR + CSA) ×-1+ 5.60% (d)	0.73%	08/20/44	178,807
882,546	Series 2014-118, Class TV, IO, (1 Mo. CME Term SOFR + CSA) ×-1+ 6.25% (d)	1.38%	05/20/44	83,888
See Notes to Financial Statements

First Trust Low Duration Opportunities ETF (LMBS)
Portfolio of Investments (Continued)
October 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Continued)
	Collateralized Mortgage Obligations (Continued)
	Government National Mortgage Association (Continued)
$11,777,045	Series 2015-24, Class BZ	3.00%	02/20/45	$10,364,742
3,533,487	Series 2015-66, Class LI, IO	5.00%	05/16/45	326,448
7,261	Series 2015-95, Class IK, IO (e) (g)	0.00%	05/16/37	0
5,494,504	Series 2015-123, Class ZA	3.50%	09/20/45	4,989,269
40,538	Series 2015-124, Class DI, IO (g)	3.50%	01/20/38	4
298,974	Series 2015-137, Class WA (e) (h)	5.56%	01/20/38	304,319
204,377	Series 2015-138, Class MI, IO	4.50%	08/20/44	17,648
29,313	Series 2015-151, Class KW (e)	4.36%	04/20/34	28,641
27,670,453	Series 2015-164, Class MZ	3.00%	09/20/45	20,914,252
2,647,092	Series 2015-168, Class GI, IO	5.50%	02/16/33	371
207,442	Series 2016-16, Class KZ	3.00%	02/16/46	159,513
9,481,825	Series 2016-20, Class FN, 1 Mo. CME Term SOFR + CSA + 0.40% (c)	5.27%	02/20/46	9,331,757
5,178,212	Series 2016-37, Class AF, 1 Mo. CME Term SOFR + CSA + 0.47% (c)	5.43%	11/20/43	5,057,984
17,482	Series 2016-55, Class PB (e)	5.54%	03/20/31	17,558
728,253	Series 2016-69, Class WI, IO	4.50%	05/20/46	158,537
2,022,799	Series 2016-75, Class SA, IO, (1 Mo. CME Term SOFR + CSA) ×-1+ 6.00% (d)	1.13%	05/20/40	168,716
350,817	Series 2016-78, Class UI, IO	4.00%	06/20/46	59,458
7,231,381	Series 2016-83, Class BP	3.00%	06/20/46	5,913,601
238,347	Series 2016-99, Class JA (e)	5.50%	11/20/45	243,509
1,105,493	Series 2016-109, Class ZM	3.50%	08/20/36	980,926
4,795,320	Series 2016-111, Class PI, IO	3.50%	06/20/45	572,375
6,003,100	Series 2016-120, Class AS, IO, (1 Mo. CME Term SOFR + CSA) ×-1+ 6.10% (d)	1.23%	09/20/46	795,809
464,000	Series 2016-141, Class PC	5.00%	10/20/46	442,635
349,488	Series 2016-145, Class LZ	3.00%	10/20/46	241,083
6,647,215	Series 2016-156, Class ZM	3.50%	11/20/46	5,958,548
303,000	Series 2016-160, Class LE	2.50%	11/20/46	205,792
150,440	Series 2016-167, Class KI, IO	6.00%	12/16/46	18,019
1,761,915	Series 2017-12, Class SD, IO, (1 Mo. CME Term SOFR + CSA) ×-1+ 6.10% (d)	1.23%	01/20/47	224,650
1,050,412	Series 2017-17, Class KZ	4.50%	02/20/47	938,805
2,931,712	Series 2017-32, Class DI, IO	5.50%	05/20/35	360,481
6,515,801	Series 2017-33, Class PZ	3.00%	02/20/47	5,276,881
3,262,404	Series 2017-56, Class BI, IO	6.00%	04/16/47	454,633
3,018,002	Series 2017-123, Class IO, IO	5.00%	08/16/47	580,743
3,791,570	Series 2017-130, Class LS, IO, (1 Mo. CME Term SOFR + CSA) ×-1+ 6.20% (d)	1.30%	08/16/47	377,613
2,693,357	Series 2017-133, Class JI, IO	7.00%	06/20/41	295,522
2,765,960	Series 2017-186, Class TI, IO, (1 Mo. CME Term SOFR + CSA) ×-1+ 6.50%, 0.50% Cap (d)	0.50%	05/20/40	33,249
962,001	Series 2018-44, Class Z	2.50%	09/20/47	689,291
3,733,428	Series 2018-79, Class IO, IO	5.00%	06/20/48	499,451
4,464,519	Series 2018-131, Class IA, IO	5.00%	04/20/44	778,779
10,000,000	Series 2018-134, Class KB	3.50%	10/20/48	9,011,046
6,235,154	Series 2018-155, Class KD	4.00%	11/20/48	5,837,508
3,483,515	Series 2018-160, Class GY	4.50%	11/20/48	3,252,659
5,747,409	Series 2018-78I, Class EZ	3.00%	04/20/48	5,114,447
See Notes to Financial Statements

First Trust Low Duration Opportunities ETF (LMBS)
Portfolio of Investments (Continued)
October 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Continued)
	Collateralized Mortgage Obligations (Continued)
	Government National Mortgage Association (Continued)
$853,250	Series 2019-27, Class DI, IO	5.50%	01/20/40	$124,279
8,413,936	Series 2019-128, Class EF, 1 Mo. CME Term SOFR + CSA + 0.57%, 4.00% Cap (c)	4.00%	10/20/49	7,799,709
1,912,258	Series 2019-128, Class ES, IO, (1 Mo. CME Term SOFR + CSA) ×-1+ 3.43%, 0.00% Floor (d)	0.00%	10/20/49	25,888
3,000,000	Series 2020-62, Class IC, IO	2.50%	01/20/50	631,344
14,014,801	Series 2020-62, Class WI, IO	2.50%	08/20/49	2,775,842
7,097,422	Series 2020-84, Class IM, IO	2.50%	05/20/50	1,533,202
19,759,118	Series 2020-84, Class IO, IO	2.50%	04/20/50	4,467,078
5,739,177	Series 2021-46, Class IL, IO	3.00%	03/20/51	710,642
34,358,886	Series 2022-63, Class AZ	3.00%	08/20/51	26,860,358
17,794,715	Series 2022-63, Class BZ	3.50%	11/20/46	14,602,902
20,399,814	Series 2022-63, Class HZ	2.50%	11/20/51	14,347,416
11,777,167	Series 2022-63, Class MZ	3.00%	05/20/51	8,623,660
16,660,269	Series 2022-65, Class BZ	3.50%	04/20/52	12,804,565
7,619,945	Series 2022-68, Class DZ	3.50%	04/20/52	5,666,793
13,281,161	Series 2022-68, Class MZ	3.50%	04/20/52	10,128,636
19,154,399	Series 2022-68, Class XA	3.50%	02/20/49	18,149,764
13,710,043	Series 2022-68, Class Z	3.50%	04/20/52	10,796,294
18,433,385	Series 2022-68, Class ZC	3.50%	04/20/52	13,893,959
12,991,946	Series 2022-69, Class QL	3.00%	04/20/52	10,883,202
13,659,056	Series 2022-76, Class PG	4.00%	04/20/52	13,194,884
10,917,513	Series 2022-78, Class AM	3.50%	04/20/52	8,304,151
14,893,298	Series 2022-90, Class KZ	3.00%	04/20/51	10,815,412
8,957,715	Series 2022-90, Class ZG	1.50%	02/20/52	4,432,975
22,341,349	Series 2022-124, Class EY	4.00%	07/20/52	19,027,950
12,000,000	Series 2022-124, Class MY	3.50%	07/20/52	10,200,846
8,797,504	Series 2022-146, Class MF, 30 Day Average SOFR + 0.45% (c)	5.34%	08/20/52	8,556,349
10,431,043	Series 2022-154, Class EZ	3.50%	09/20/52	8,186,694
11,106,000	Series 2022-191, Class BY	4.00%	08/20/41	10,412,575
10,173,000	Series 2022-204, Class YC	4.00%	07/20/52	9,152,400
10,738,770	Series 2023-81, Class YD	4.00%	06/20/53	9,490,198
				1,828,751,801
	Commercial Mortgage-Backed Securities — 12.6%
	Federal Home Loan Mortgage Corporation Multiclass Certificates
79,276,000	Series 2020-RR02, Class DX, IO (e)	1.82%	09/27/28	4,609,087
150,334,000	Series 2020-RR06, Class BX, IO (e)	1.84%	05/27/33	14,386,272
37,600,000	Series 2020-RR09, Class AX, IO (e)	2.63%	11/27/28	3,246,999
47,500,000	Series 2020-RR09, Class BX, IO (e)	2.20%	02/27/29	3,760,827
96,907,000	Series 2020-RR10, Class X, IO (e)	2.01%	12/27/27	4,227,214
112,919,000	Series 2020-RR11, Class AX, IO (e)	2.84%	01/27/29	9,381,785
44,157,523	Series 2020-RR11, Class BX, IO (e)	2.44%	12/27/28	2,321,591
34,598,665	Series 2021-P009, Class X, IO (h)	1.34%	01/25/31	1,172,808
3,976,178	Series 2021-P011, Class X1, IO (h)	1.77%	09/25/45	449,484
112,345,000	Series 2021-RR15, Class X, IO (h)	1.56%	10/27/34	10,658,631
100,924,000	Series 2021-RR18, Class X, IO (h)	1.90%	10/27/28	5,220,950
32,013,000	Series 2021-RR19, Class X, IO (h)	1.98%	04/27/29	1,298,607
55,000,000	Series 2021-RR20, Class X, IO (h)	1.85%	04/25/33	6,565,251
See Notes to Financial Statements

First Trust Low Duration Opportunities ETF (LMBS)
Portfolio of Investments (Continued)
October 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Continued)
	Commercial Mortgage-Backed Securities (Continued)
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates
$7,196,235	Series 2014-K039, Class X3, IO (h)	4.97%	08/25/42	$1,256,661
128,644,992	Series 2015-K047, Class X3, IO (h)	1.49%	06/25/43	953,298
180,363	Series 2016-K054, Class A1	2.30%	01/25/25	179,565
272,549,168	Series 2016-KIR1, Class X, IO (h)	1.01%	03/25/26	2,966,561
1,900,000	Series 2018-K157, Class A3	3.99%	08/25/33	1,795,471
8,000,000	Series 2018-K158, Class A3	3.90%	10/25/33	7,492,315
1,798,863	Series 2018-KSW4, Class A, 30 Day Average SOFR + CSA + 0.43% (c)	5.71%	10/25/28	1,798,261
73,378,774	Series 2019-K097, Class X1, IO (h)	1.09%	07/25/29	3,134,587
56,982,682	Series 2019-K099, Class X1, IO (h)	0.88%	09/25/29	2,011,472
57,790,000	Series 2019-K099, Class XAM, IO (h)	1.14%	09/25/29	2,763,756
124,482,315	Series 2019-K100, Class X1, IO (h)	0.65%	09/25/29	3,331,221
68,860,629	Series 2019-K101, Class X1, IO (e)	0.83%	10/25/29	2,359,847
64,993,000	Series 2019-K102, Class XAM, IO (e)	1.08%	10/25/29	2,996,327
59,029,000	Series 2019-K103, Class XAM, IO (h)	0.90%	11/25/29	2,335,793
97,413,795	Series 2019-K734, Class X1, IO (h)	0.63%	02/25/26	540,422
68,018,000	Series 2019-K734, Class XAM, IO (h)	0.41%	02/25/26	370,844
40,873,831	Series 2019-K735, Class X1, IO (h)	0.96%	05/25/26	420,069
52,917,526	Series 2019-K736, Class X1, IO (h)	1.28%	07/25/26	871,504
28,483,593	Series 2019-K1510, Class X1, IO (h)	0.48%	01/25/34	878,229
15,668,502	Series 2019-K1511, Class X1, IO (h)	0.78%	03/25/34	767,515
156,765,194	Series 2019-K1512, Class X1, IO (h)	0.90%	04/25/34	8,717,979
56,546,610	Series 2019-K1513, Class X1, IO (h)	0.86%	08/25/34	3,091,607
11,035,900	Series 2019-KJ24, Class A2	2.82%	09/25/27	10,660,661
35,529,637	Series 2020-K109, Class XAM, IO (h)	1.80%	04/25/30	2,974,737
120,619,751	Series 2020-K110, Class X1, IO (h)	1.69%	04/25/30	8,608,897
24,006,055	Series 2020-K110, Class XAM, IO (h)	1.87%	04/25/30	2,085,699
29,273,633	Series 2020-K112, Class XAM, IO (h)	1.67%	05/25/30	2,346,039
82,019,000	Series 2020-K113, Class XAM, IO (h)	1.59%	06/25/30	6,227,817
53,269,611	Series 2020-K114, Class XAM, IO (h)	1.34%	06/25/30	3,428,017
157,886,704	Series 2020-K115, Class X1, IO (h)	1.32%	06/25/30	9,457,887
55,537,412	Series 2020-K115, Class XAM, IO (h)	1.55%	07/25/30	4,141,097
62,814,219	Series 2020-K116, Class X1, IO (h)	1.42%	07/25/30	3,959,997
55,652,865	Series 2020-K116, Class XAM, IO (h)	1.60%	08/25/30	4,362,650
8,000,000	Series 2020-K117, Class A2	1.41%	08/25/30	6,729,790
63,500,000	Series 2020-K117, Class XAM, IO (h)	1.43%	09/25/30	4,496,276
76,867,115	Series 2020-K118, Class X1, IO (h)	0.95%	09/25/30	3,430,795
37,151,661	Series 2020-K118, Class XAM, IO (h)	1.17%	09/25/30	2,168,661
51,000,000	Series 2020-K119, Class XAM, IO (h)	1.13%	10/25/30	2,892,337
77,535,017	Series 2020-K120, Class XAM, IO (h)	1.21%	10/25/30	4,755,711
27,909,513	Series 2020-K121, Class X1, IO (h)	1.02%	10/25/30	1,316,807
24,471,000	Series 2020-K121, Class XAM, IO (h)	1.20%	11/25/30	1,501,660
77,429,215	Series 2020-K122, Class X1, IO (h)	0.87%	11/25/30	3,252,190
35,410,560	Series 2020-K122, Class XAM, IO (h)	1.08%	11/25/30	1,977,616
67,441,067	Series 2020-K737, Class X1, IO (e)	0.62%	10/25/26	697,199
38,645,000	Series 2020-K738, Class XAM, IO (e)	1.37%	03/25/27	1,114,653
127,941,576	Series 2020-K739, Class X1, IO (h)	1.20%	09/25/27	3,204,310
46,072,531	Series 2020-K739, Class XAM, IO (h)	1.57%	09/25/27	1,748,568
See Notes to Financial Statements

First Trust Low Duration Opportunities ETF (LMBS)
Portfolio of Investments (Continued)
October 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Continued)
	Commercial Mortgage-Backed Securities (Continued)
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates (Continued)
$70,811,000	Series 2020-K740, Class XAM, IO (h)	1.11%	10/25/27	$1,959,772
89,442,605	Series 2020-K1515, Class X1, IO (h)	1.51%	02/25/35	9,443,422
44,469,872	Series 2020-K1516, Class X1, IO (h)	1.51%	05/25/35	5,028,502
56,509,829	Series 2020-K1517, Class X1, IO (h)	1.32%	07/25/35	5,544,360
116,024,011	Series 2020-KG04, Class X1, IO (h)	0.85%	11/25/30	4,588,854
5,700,000	Series 2021-K123, Class A2	1.62%	12/25/30	4,815,440
4,725,000	Series 2021-K124, Class A2	1.66%	12/25/30	3,993,464
64,367,000	Series 2021-K128, Class XAM, IO (h)	0.73%	03/25/31	2,590,952
145,508,094	Series 2021-K129, Class X1, IO (h)	1.03%	05/25/31	7,262,978
43,636,000	Series 2021-K129, Class XAM, IO (h)	1.22%	05/25/31	2,870,551
26,841,068	Series 2021-K130, Class X1, IO (h)	1.04%	06/25/31	1,468,840
41,565,013	Series 2021-K130, Class XAM, IO (h)	1.21%	07/25/31	2,865,704
58,530,863	Series 2021-K131, Class XAM, IO (h)	0.94%	07/25/31	3,155,153
78,491,000	Series 2021-K132, Class XAM, IO (h)	0.86%	09/25/31	3,736,603
107,703,000	Series 2021-K741, Class XAM, IO (h)	0.95%	12/25/27	2,796,951
105,488,813	Series 2021-K744, Class X1, IO (h)	0.85%	07/25/28	2,798,544
9,603,009	Series 2021-K1522, Class A1	1.91%	11/25/35	7,969,712
158,992,706	Series 2021-KG05, Class X1, IO (h)	0.31%	01/25/31	2,524,995
4,850,991	Series 2022-K142, Class A1	2.40%	12/25/31	4,339,460
200,000,000	Series 2022-K148, Class XAM, IO (h)	0.25%	08/25/32	3,809,182
4,662,487	Series 2022-K150, Class A1	4.00%	12/25/31	4,514,613
2,273,388	Series 2022-K152, Class A1	3.78%	01/25/32	2,181,508
4,000,000	Series 2022-KJ41, Class A2	3.47%	02/25/31	3,724,754
4,954,286	Series 2023-K154, Class A1	4.36%	02/25/32	4,884,074
25,000,000	Series 2023-K508, Class A2	4.74%	08/25/28	25,143,850
15,850,000	Series 2024-K520, Class A2	5.18%	03/25/29	16,183,056
10,000,000	Series 2023-KJ47, Class A2	5.43%	06/25/31	10,260,093
113,233,000	Series 2024-K757, Class XAM, IO (h)	1.18%	08/25/31	6,506,413
11,475,000	Series 2024-KJ51, Class A2	4.70%	01/25/32	11,416,311
	Federal National Mortgage Association Alternative Credit Enhancement Securities
27,537,660	Series 2023-M1, Class 2A1 (h)	3.95%	12/25/37	26,121,720
25,699,310	Series 2023-M1, Class Z (h)	3.95%	01/25/53	20,063,866
12,889,120	Series 2024-M3, Class Z (h)	4.51%	04/25/53	10,853,900
	FREMF Mortgage Trust
7,498,000	Series 2019-KL4F, Class BAS (a) (h)	4.29%	10/25/25	7,375,892
	Government National Mortgage Association
2,809,629	Series 2011-31, Class Z (e)	3.53%	09/16/52	2,521,547
19,837,118	Series 2012-120, Class Z (e)	2.47%	01/16/55	12,724,930
86,975	Series 2013-74, Class AG (h)	2.57%	12/16/53	71,633
4,559	Series 2013-194, Class AE (e)	2.75%	11/16/44	4,286
17,283,738	Series 2015-30, Class DZ	2.95%	05/16/55	14,935,073
3,292,953	Series 2015-125, Class VA (e)	2.70%	05/16/35	3,125,300
3,348,659	Series 2017-23, Class Z	2.50%	05/16/59	1,974,279
4,357,092	Series 2017-35, Class Z (e)	2.50%	05/16/59	2,653,929
2,142,358	Series 2017-106, Class AE	2.60%	12/16/56	1,736,190
2,774,413	Series 2017-146, Class Z	2.60%	09/16/57	1,705,610
4,555,920	Series 2018-4, Class Z	2.50%	10/16/59	2,530,215
See Notes to Financial Statements

First Trust Low Duration Opportunities ETF (LMBS)
Portfolio of Investments (Continued)
October 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Continued)
	Commercial Mortgage-Backed Securities (Continued)
	Government National Mortgage Association (Continued)
$18,220,215	Series 2018-123, Class Z	2.50%	06/16/60	$13,338,733
26,059,104	Series 2018-170, Class Z	2.50%	11/16/60	18,871,443
19,252,838	Series 2019-7, Class Z	2.50%	01/16/61	12,216,163
1,991,150	Series 2019-104, Class Z	2.80%	05/16/61	1,085,074
6,700,000	Series 2020-161, Class B	2.00%	08/16/62	3,494,893
9,128,690	Series 2020-169, Class Z	1.83%	06/16/62	3,400,789
23,519,602	Series 2022-43, Class Z	2.00%	09/16/61	11,952,826
20,054,848	Series 2022-106, Class Z	2.00%	05/16/63	11,717,871
52,013,324	Series 2024-32, Class IO, IO (h)	0.71%	06/16/63	2,591,704
				571,318,858
	Pass-Through Securities — 28.8%
	Federal Home Loan Mortgage Corporation
897,899	Pool 760043, 5 Yr. Constant Maturity Treasury Rate + 1.39% (c)	4.93%	12/01/48	892,032
61,785	Pool A19763	5.00%	04/01/34	61,439
261,093	Pool A47828	3.50%	08/01/35	245,634
121,557	Pool A47937	5.50%	08/01/35	123,018
54,878	Pool A48972	5.50%	05/01/36	55,614
52,906	Pool A54675	5.50%	01/01/36	53,806
115,576	Pool A65324	5.50%	09/01/37	117,541
64,496	Pool A97294	4.00%	02/01/41	61,548
512,864	Pool B70791	4.00%	06/01/39	504,067
1,903	Pool C01310	6.50%	03/01/32	1,970
7,925	Pool C03458	5.00%	02/01/40	7,960
73,583	Pool C04269	3.00%	10/01/42	65,782
11,224	Pool C91482	3.50%	07/01/32	10,875
3,276	Pool E02883	4.00%	04/01/26	3,250
9,215	Pool G01443	6.50%	08/01/32	9,500
169,043	Pool G02017	5.00%	12/01/35	168,975
80,653	Pool G04814	5.50%	10/01/38	81,445
11,131	Pool G05173	4.50%	11/01/31	11,006
122,132	Pool G05275	5.50%	02/01/39	122,888
44,683	Pool G05449	4.50%	05/01/39	43,776
129,983	Pool G06583	5.00%	06/01/41	130,557
295,597	Pool G07100	5.50%	07/01/40	299,364
33,895	Pool G07266	4.00%	12/01/42	32,108
242,807	Pool G07329	4.00%	01/01/43	230,780
251,195	Pool G07683	4.00%	03/01/44	238,387
1,246	Pool G08113	6.50%	02/01/36	1,287
5,265	Pool G14088	4.00%	02/01/26	5,242
50,669	Pool G14348	4.00%	10/01/26	50,324
69	Pool G14376	4.00%	09/01/25	69
9,333	Pool G15949	4.00%	01/01/29	9,287
6,909	Pool G60020	4.50%	12/01/43	6,638
274,820	Pool G60114	5.50%	06/01/41	279,482
437,816	Pool G60168	4.50%	07/01/45	425,228
163,565	Pool G60194	3.50%	08/01/45	149,315
150,815	Pool G60808	3.00%	10/01/46	133,332
2,084	Pool H09034	5.50%	05/01/37	2,093
67,405	Pool N70075	5.00%	01/01/35	66,836
See Notes to Financial Statements

First Trust Low Duration Opportunities ETF (LMBS)
Portfolio of Investments (Continued)
October 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Continued)
	Pass-Through Securities (Continued)
	Federal Home Loan Mortgage Corporation (Continued)
$197,242	Pool N70081	5.50%	07/01/38	$198,341
41,879	Pool Q07189	4.00%	04/01/42	39,910
13,985	Pool Q07479	3.50%	04/01/42	12,895
57,217	Pool Q11791	3.50%	10/01/42	52,650
40,332	Pool Q11836	3.50%	10/01/42	37,117
294,759	Pool Q14034	3.50%	12/01/42	272,944
306,964	Pool Q54651	4.50%	03/01/48	299,624
501,931	Pool Q55037	4.50%	04/01/48	490,119
1,605,544	Pool Q61217	4.00%	01/01/49	1,507,716
9,237,703	Pool SC0252	3.00%	01/01/42	8,299,665
8,931,151	Pool SD0887	3.50%	09/01/49	8,171,501
14,262,591	Pool SD0948	3.00%	05/01/47	12,669,230
19,620,208	Pool SD0949	3.00%	09/01/48	17,494,031
14,520,227	Pool SD0954	3.00%	02/01/47	12,965,191
9,497,234	Pool SD0961	3.50%	11/01/48	8,668,744
9,583,183	Pool SD1169	3.50%	02/01/48	8,782,976
16,975,461	Pool SD1170	3.50%	09/01/49	15,486,171
4,797,994	Pool SD1289	3.00%	10/01/50	4,216,088
6,321,018	Pool SD1361	3.50%	02/01/50	5,791,245
32,141,157	Pool SD3140	3.50%	06/01/52	28,798,396
9,547,462	Pool SD4005	4.00%	12/01/49	9,040,649
16,480,545	Pool SD7509	3.00%	11/01/49	14,407,063
4,399,953	Pool SD7550	3.00%	02/01/52	3,874,211
178,791	Pool U50165	4.00%	05/01/32	175,694
1,429,262	Pool U59020	4.00%	06/01/35	1,394,749
823,059	Pool U64762	4.50%	10/01/45	803,504
41,712	Pool U80212	3.50%	02/01/33	40,125
61,351	Pool U90245	3.50%	10/01/42	56,316
590,445	Pool U90690	3.50%	06/01/42	541,989
8,719	Pool U90932	3.00%	02/01/43	7,839
95,631	Pool U99096	4.50%	05/01/44	93,005
9,437,913	Pool ZA4196	3.00%	04/01/43	8,414,545
13,994,324	Pool ZL8982	3.50%	01/01/45	12,825,413
1,031,102	Pool ZS2492	6.50%	04/01/35	1,079,367
17,807,075	Pool ZS9446	3.50%	08/01/45	16,390,009
23,703,263	Pool ZS9776	3.50%	08/01/46	21,609,172
43,738,965	Pool ZT0779	3.00%	09/01/47	38,119,856
	Federal National Mortgage Association
28,364	Pool 190371	6.50%	07/01/36	29,227
15,674	Pool 255190	5.50%	05/01/34	15,843
2,162	Pool 255984	4.50%	11/01/25	2,149
47,822	Pool 256181	5.50%	03/01/36	48,047
4,040	Pool 256808	5.50%	07/01/37	3,987
31,977	Pool 256936	6.00%	10/01/37	32,594
15,851,370	Pool 310208	3.00%	03/01/48	13,645,729
15,969,073	Pool 310211	3.50%	07/01/48	14,278,922
23,545,706	Pool 310230	3.50%	02/01/48	21,164,660
6,938	Pool 555851	6.50%	01/01/33	7,114
202,429	Pool 735415	6.50%	12/01/32	210,849
See Notes to Financial Statements

First Trust Low Duration Opportunities ETF (LMBS)
Portfolio of Investments (Continued)
October 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Continued)
	Pass-Through Securities (Continued)
	Federal National Mortgage Association (Continued)
$28,675	Pool 747097	6.00%	10/01/29	$28,835
159,316	Pool 788149	5.50%	05/01/33	161,322
164,330	Pool 850000	5.50%	01/01/36	166,915
30,186	Pool 871039	5.50%	02/01/37	30,180
55,835	Pool 888163	7.00%	12/01/33	58,058
6,885	Pool 890149	6.50%	10/01/38	7,197
2,066	Pool 890231	5.00%	07/01/25	2,062
563,500	Pool 890556	4.50%	10/01/43	544,582
6,735	Pool 930562	5.00%	02/01/39	6,756
81,254	Pool 953115	5.50%	11/01/38	82,426
23,749	Pool 976871	6.50%	08/01/36	24,399
10,527	Pool 995097	6.50%	10/01/37	11,004
27,273	Pool 995228	6.50%	11/01/38	28,737
66,432	Pool AA3303	5.50%	06/01/38	66,267
1,589	Pool AB2133	4.00%	01/01/26	1,575
796,818	Pool AB2506	5.00%	03/01/41	797,691
901,468	Pool AB2959	4.50%	07/01/40	883,203
398,846	Pool AB8676	3.50%	05/01/42	360,507
4,905	Pool AD5222	4.50%	05/01/30	4,881
120,597	Pool AE0137	4.50%	03/01/36	117,573
2,035,218	Pool AE7733	5.00%	11/01/40	2,041,631
366,079	Pool AE9959	5.00%	03/01/41	366,179
172,897	Pool AH0979	3.50%	01/01/41	155,023
71,089	Pool AH1141	4.50%	12/01/40	69,558
85,353	Pool AI6093	4.50%	06/01/31	84,992
17,291	Pool AI6581	4.50%	07/01/41	16,919
255,235	Pool AI9114	4.00%	06/01/42	242,002
1,105,906	Pool AI9124	4.00%	08/01/42	1,048,568
843,237	Pool AI9158	6.50%	01/01/41	910,043
48,712	Pool AL0212	5.50%	02/01/38	49,277
51,678	Pool AL2142	6.50%	09/01/38	53,393
52,720	Pool AL2892	3.50%	12/01/42	48,418
339,506	Pool AL3093	3.50%	02/01/43	311,973
403,749	Pool AL5890	4.50%	03/01/43	395,054
72	Pool AL6948	5.00%	09/01/25	72
321,277	Pool AL7637	5.00%	01/01/42	318,508
792,527	Pool AL7905	4.50%	03/01/34	782,525
11,543,369	Pool AL9401	4.00%	02/01/46	10,956,110
5,872,638	Pool AL9566	3.50%	06/01/46	5,394,496
1,027,267	Pool AL9777	4.50%	01/01/47	996,236
169,884	Pool AP1197	3.50%	09/01/42	156,124
100,284	Pool AP7963	4.00%	09/01/42	95,574
1,309,019	Pool AQ0411	3.50%	10/01/42	1,204,904
190,530	Pool AQ9999	3.00%	02/01/43	171,080
1,798,943	Pool AS1719	5.00%	02/01/44	1,795,941
140,156	Pool AS7211	3.00%	04/01/46	125,884
28,055,270	Pool AS7738	3.00%	08/01/46	24,303,060
38,353,820	Pool AS7749	3.50%	08/01/46	34,737,899
167,612	Pool AS9990	4.50%	07/01/47	160,737
See Notes to Financial Statements

First Trust Low Duration Opportunities ETF (LMBS)
Portfolio of Investments (Continued)
October 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Continued)
	Pass-Through Securities (Continued)
	Federal National Mortgage Association (Continued)
$57,471	Pool AT0332	3.00%	04/01/43	$52,019
57,196	Pool AY0013	4.50%	01/01/45	55,599
17,742,145	Pool BF0207	4.50%	04/01/47	17,373,137
9,809	Pool BH9428	4.50%	09/01/47	9,451
31,602	Pool BJ6232	5.00%	04/01/48	31,299
367,541	Pool BJ9100	4.50%	02/01/48	358,523
310,868	Pool BJ9111	4.50%	03/01/48	303,202
952,197	Pool BJ9124	4.50%	04/01/48	928,605
10,152,101	Pool BM3867	4.00%	02/01/46	9,643,430
3,507,680	Pool BM4785	4.50%	10/01/38	3,469,524
4,509,941	Pool BM5671	4.50%	01/01/49	4,377,484
21,468,089	Pool BM6732	4.00%	11/01/48	20,332,640
15,321,231	Pool BM7079	4.00%	10/01/48	14,331,877
6,804,379	Pool BM7129	3.00%	01/01/47	6,110,266
17,706,897	Pool BM7521	3.50%	10/01/48	16,033,362
795,785	Pool BN4059	4.00%	12/01/48	736,038
3,825,074	Pool BV8046	4.50%	09/01/52	3,705,623
3,366,916	Pool CA2947	4.00%	12/01/48	3,154,603
1,479,505	Pool FM1284	3.50%	02/01/46	1,358,775
1,345,419	Pool FM1285	4.00%	10/01/43	1,281,793
24,415,771	Pool FM2863	3.50%	09/01/48	22,254,093
68,862,264	Pool FM2972	4.00%	12/01/44	65,294,396
80,084,342	Pool FM3003	4.00%	05/01/49	76,261,437
5,588,193	Pool FM8218	4.00%	04/01/48	5,283,025
3,960,441	Pool FM9408	4.50%	06/01/46	3,823,891
11,788,124	Pool FS0045	3.00%	09/01/47	10,430,556
12,528,719	Pool FS0074	3.00%	01/01/47	11,172,159
31,592,627	Pool FS0742	3.50%	05/01/44	29,208,622
32,563,685	Pool FS1797	3.50%	07/01/46	29,844,850
8,095,634	Pool FS1884	4.00%	05/01/42	7,595,217
39,005,437	Pool FS2044	4.50%	07/01/44	38,154,805
23,572,593	Pool FS2127	3.50%	06/01/48	21,539,084
7,349,918	Pool FS2787	4.00%	10/01/48	6,968,625
14,517,198	Pool FS2796	3.50%	08/01/47	13,272,290
15,753,673	Pool FS2925	3.00%	08/01/48	14,047,630
37,077,607	Pool FS3541	3.50%	08/01/52	33,224,397
1,521,428	Pool FS4013	4.00%	04/01/42	1,451,733
1,410,759	Pool FS4015	5.50%	03/01/49	1,422,540
42,746	Pool MA0096	4.50%	06/01/29	42,513
17,585	Pool MA0295	5.00%	01/01/30	17,653
2,095	Pool MA0777	5.00%	06/01/31	2,110
19,795	Pool MA1222	4.00%	10/01/32	19,396
39,952	Pool MA1228	3.00%	09/01/42	35,876
1,679	Pool MA2509	3.00%	01/01/46	1,454
133,764	Pool MA3101	4.50%	08/01/47	129,227
83,823	Pool MA3123	5.00%	08/01/47	83,156
2,281,000	Pool TBA	3.00%	11/15/54	1,963,989
29,647,000	Pool TBA (i)	2.50%	12/01/54	24,539,762
88,200,000	Pool TBA (i)	3.00%	12/15/54	75,969,620
See Notes to Financial Statements

First Trust Low Duration Opportunities ETF (LMBS)
Portfolio of Investments (Continued)
October 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Continued)
	Pass-Through Securities (Continued)
	Federal National Mortgage Association (Continued)
$5,000,000	Pool TBA	4.00%	12/15/54	$4,620,134
89,800,000	Pool TBA (i)	4.50%	12/15/54	85,244,092
118,717,000	Pool TBA (i)	5.00%	12/15/54	115,325,894
77,500,000	Pool TBA	5.50%	12/15/54	76,733,401
	Government National Mortgage Association
22,542	Pool 3172	6.00%	12/20/31	23,418
25,019	Pool 3227	6.00%	04/20/32	25,767
1,791	Pool 455986	5.25%	07/15/25	1,787
37,735	Pool 487108	6.00%	04/15/29	38,896
18,416	Pool 553144	5.50%	04/15/33	18,598
70,116	Pool 604338	5.00%	05/15/33	70,267
49,514	Pool 604897	5.00%	12/15/33	49,715
65,786	Pool 605389	5.00%	04/15/34	66,053
143,895	Pool 615403	4.50%	08/15/33	141,545
4,890	Pool 627123	5.50%	03/15/34	4,979
62,650	Pool 638704	5.50%	11/15/36	64,638
79,481	Pool 653143	4.90%	04/15/36	79,418
214,736	Pool 658324	5.50%	03/15/37	219,172
79,915	Pool 677190	5.00%	06/15/38	80,429
11,462	Pool 687833	6.00%	08/15/38	11,900
38,015	Pool 706840	4.50%	05/15/40	37,740
158,494	Pool 706855	4.50%	09/15/40	157,349
184,884	Pool 711483	4.00%	01/15/40	178,254
90,386	Pool 711543	4.00%	11/15/40	87,147
631,366	Pool 711563	4.50%	03/15/41	626,800
3,288,105	Pool 720225	4.50%	07/15/39	3,185,390
182,186	Pool 723216	4.50%	08/15/40	178,145
48,396	Pool 723248	5.00%	10/15/39	48,641
172,003	Pool 724230	5.00%	08/15/39	171,827
44,955	Pool 724267	5.00%	09/15/39	44,853
117,850	Pool 724340	4.50%	09/15/39	115,010
73,692	Pool 725272	4.50%	11/15/39	71,956
28,872	Pool 726394	4.50%	10/15/39	28,206
194	Pool 728921	4.50%	12/15/24	194
147,704	Pool 733595	4.50%	04/15/40	143,808
58,094	Pool 733733	5.00%	06/15/40	57,676
410,556	Pool 736317	4.25%	06/20/36	390,299
82,582	Pool 736617	4.00%	12/15/35	78,719
580,076	Pool 737673	4.50%	11/15/40	565,679
131,162	Pool 737996	4.00%	02/15/41	124,523
109,691	Pool 743673	4.50%	07/15/40	107,412
211,399	Pool 745478	5.00%	08/20/40	207,908
462,935	Pool 748939	4.00%	09/20/40	437,010
65,427	Pool 754384	4.50%	03/20/42	65,271
229,640	Pool 762905	4.50%	04/15/41	223,583
737,668	Pool 769102	4.50%	07/20/41	723,639
193,740	Pool 781623	5.00%	06/15/33	193,101
30,424	Pool 781697	6.00%	11/15/33	31,561
166,614	Pool 781824	5.50%	11/15/34	170,045
See Notes to Financial Statements

First Trust Low Duration Opportunities ETF (LMBS)
Portfolio of Investments (Continued)
October 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Continued)
	Pass-Through Securities (Continued)
	Government National Mortgage Association (Continued)
$6,206	Pool 781862	5.50%	01/15/35	$6,373
9,645	Pool 782070	7.00%	06/15/32	9,865
33,519	Pool 782810	4.50%	11/15/39	32,864
56,633	Pool 783091	5.50%	06/15/40	57,796
100,065	Pool 783375	5.00%	08/15/41	99,663
146,155	Pool 783760	5.00%	02/15/42	147,190
2,437,560	Pool 784063	5.00%	09/20/45	2,431,468
321,433	Pool 784343	5.00%	02/15/41	323,730
3,143,721	Pool 784752	4.00%	03/15/45	3,031,044
883,418	Pool 785020	3.00%	05/20/50	758,212
1,740,024	Pool AC0197	4.00%	12/20/42	1,663,886
298,632	Pool AD0026	3.50%	06/20/33	287,356
33,081	Pool AG8899	4.00%	12/20/43	31,309
507,410	Pool AI6317	4.50%	06/20/44	489,952
244,671	Pool AK2389	4.50%	11/20/44	236,707
59,410	Pool AN4469	5.00%	12/15/40	58,500
139,771	Pool AR8421	5.00%	10/20/41	137,303
774,704	Pool BB1216	4.50%	06/20/47	748,300
343,692	Pool BB4731	4.00%	07/20/47	321,713
262,869	Pool BB4757	4.00%	08/20/47	250,085
156,549	Pool BB4769	4.00%	08/20/47	146,538
221,419	Pool BD0483	4.50%	11/20/47	213,873
342,811	Pool BF0415	5.00%	06/20/35	338,036
263,061	Pool BL6909	5.00%	03/20/49	259,086
70,597	Pool MA1162	6.00%	07/20/43	73,425
9,808	Pool MA2215	3.50%	09/20/44	8,805
64,706	Pool MA2759	6.00%	01/20/45	67,283
30,010	Pool MA2897	6.00%	03/20/45	31,206
1,753,625	Pool MA5714	6.00%	01/20/49	1,823,817
				1,310,704,576
	Total U.S. Government Agency Mortgage-Backed Securities			3,710,775,235
	(Cost $3,911,117,791)
MORTGAGE-BACKED SECURITIES — 6.5%
	Collateralized Mortgage Obligations — 3.4%
	Arroyo Mortgage Trust
9,000,000	Series 2019-2, Class M1 (a)	4.76%	04/25/49	8,181,121
1,894,351	Series 2019-3, Class A3 (a)	3.42%	10/25/48	1,791,613
1,934,518	Series 2021-1R, Class A2 (a)	1.48%	10/25/48	1,707,271
2,670,796	Series 2021-1R, Class A3 (a)	1.64%	10/25/48	2,354,753
	BRAVO Residential Funding Trust
1,163,420	Series 2021-NQM1, Class A2 (a)	1.26%	02/25/49	1,077,876
2,908,550	Series 2021-NQM1, Class A3 (a)	1.33%	02/25/49	2,688,007
	Chase Home Lending Mortgage Trust
1,837,389	Series 2019-ATR2, Class A11, 1 Mo. CME Term SOFR + CSA + 0.90% (a) (c)	5.75%	07/25/49	1,751,602
	CHL Mortgage Pass-Through Trust
29,528	Series 2004-8, Class 2A1	4.50%	06/25/19	14,792
See Notes to Financial Statements

First Trust Low Duration Opportunities ETF (LMBS)
Portfolio of Investments (Continued)
October 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MORTGAGE-BACKED SECURITIES (Continued)
	Collateralized Mortgage Obligations (Continued)
	CIM Trust
$996,800	Series 2019-INV1, Class A11 (a)	4.00%	02/25/49	$945,219
	Citigroup Global Markets Mortgage Securities VII, Inc.
220	Series 2003-UP2, Class PO1, PO	(f)	12/25/18	217
	Connecticut Avenue Securities Trust
4,000,000	Series 2021-R02, Class 2M2, 30 Day Average SOFR + 2.00% (a) (c)	6.86%	11/25/41	4,023,533
5,000,000	Series 2022-R02, Class 2M2, 30 Day Average SOFR + 3.00% (a) (c)	7.86%	01/25/42	5,132,717
2,885,157	Series 2024-R01, Class 1M1, 30 Day Average SOFR + 1.05% (a) (c)	5.91%	01/25/44	2,886,664
5,113,224	Series 2024-R04, Class 1A1, 30 Day Average SOFR + 1.00% (a) (c)	5.86%	05/25/44	5,108,108
	Credit Suisse Mortgage Trust
259,983	Series 2018-RPL9, Class A (a)	3.85%	09/25/57	248,042
1,073,089	Series 2021-RPL6, Class A1 (a)	2.00%	10/25/60	957,090
	Ellington Financial Mortgage Trust
2,422,000	Series 2019-2, Class M1 (a)	3.47%	11/25/59	2,230,221
5,842,594	Series 2022-2, Class A1 (a)	4.30%	04/25/67	5,756,730
5,468,894	Series 2023-1, Class A1, steps up to 6.73% on 01/01/27 (a) (j)	5.73%	02/25/68	5,462,483
	FARM Mortgage Trust
4,854,828	Series 2024-1, Class A (a) (h)	4.72%	10/01/53	4,605,520
	Flagstar Mortgage Trust
175,759	Series 2018-2, Class A4 (a)	3.50%	04/25/48	172,250
3,539,918	Series 2018-4, Class B1 (a) (h)	4.14%	07/25/48	3,236,513
1,298,769	Series 2019-2, Class A11 (a)	3.50%	12/25/49	1,153,934
	GMACM Mortgage Loan Trust
723	Series 2003-J10, Class A1	4.75%	01/25/19	700
	GS Mortgage-Backed Securities Trust
340,065	Series 2019-PJ3, Class A1 (a)	3.50%	03/25/50	315,308
3,127,499	Series 2021-PJ6, Class A8 (a)	2.50%	11/25/51	2,755,818
	HOMES Trust
5,958,638	Series 2024-AFC1, Class A1, steps up to 6.22% on 09/01/2028 (a) (j)	5.22%	08/25/59	5,903,785
	JP Morgan Mortgage Trust
3,525	Series 2004-S2, Class 5A1	5.50%	12/25/19	3,287
893,889	Series 2015-IVR2, Class A5 (a) (h)	6.92%	01/25/45	894,610
1,211,702	Series 2019-1, Class A5 (a)	4.00%	05/25/49	1,122,316
545,664	Series 2019-8, Class A15 (a)	3.50%	03/25/50	487,016
968,791	Series 2019-INV2, Class A15 (a)	3.50%	02/25/50	872,784
3,554,286	Series 2020-INV1, Class A15 (a)	3.50%	08/25/50	3,160,077
	Mello Mortgage Capital Acceptance
3,643,304	Series 2018-MTG2, Class A9 (a)	4.22%	10/25/48	3,447,035
	MetLife Securitization Trust
4,144,107	Series 2018-1A, Class A (a)	3.75%	03/25/57	3,955,758
	New Residential Mortgage Loan Trust
3,818,739	Series 2015-2A, Class B1 (a)	4.50%	08/25/55	3,735,617
3,058,409	Series 2016-1A, Class A1 (a)	3.75%	03/25/56	2,878,187
7,505,841	Series 2018-4A, Class A1S, 1 Mo. CME Term SOFR + CSA + 0.75% (a) (c)	5.60%	01/25/48	7,359,362
See Notes to Financial Statements

First Trust Low Duration Opportunities ETF (LMBS)
Portfolio of Investments (Continued)
October 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MORTGAGE-BACKED SECURITIES (Continued)
	Collateralized Mortgage Obligations (Continued)
	OBX Trust
$1,184,804	Series 2018-EXP1, Class 1A3 (a)	4.00%	04/25/48	$1,107,581
	Onslow Bay Mortgage Loan Trust
5,682,893	Series 2021-NQM4, Class A1 (a)	1.96%	10/25/61	4,757,589
	Provident Funding Mortgage Trust
1,096,511	Series 2019-1, Class A5 (a)	3.00%	12/25/49	936,547
2,359,732	Series 2020-1, Class A5 (a)	3.00%	02/25/50	2,010,544
	PRPM LLC
5,004,494	Series 2024-RPL2, Class A1, steps up to 4.50% on 05/25/28 (a) (j)	3.50%	05/25/54	4,787,670
	Seasoned Credit Risk Transfer Trust
2,811,738	Series 2017-2, Class M1 (a)	4.00%	08/25/56	2,790,112
	Sequoia Mortgage Trust
349,832	Series 2017-CH1, Class A13 (a)	4.00%	08/25/47	327,309
4,669,263	Series 2018-CH1, Class B1B (a)	4.43%	03/25/48	4,379,257
	Starwood Mortgage Residential Trust
7,215,788	Series 2022-3, Class A1 (a)	4.16%	03/25/67	6,947,085
	TIAA Bank Mortgage Loan Trust
822,641	Series 2018-3, Class A1 (a)	4.00%	11/25/48	767,222
	Towd Point Mortgage Trust
2,425,014	Series 2017-2, Class A2 (a)	3.25%	04/25/57	2,400,178
10,228,438	Series 2019-1, Class A1 (a)	3.75%	03/25/58	9,851,921
4,108,406	Series 2019-HY2, Class A1, 1 Mo. CME Term SOFR + CSA + 1.00% (a) (c)	5.85%	05/25/58	4,212,028
	Vista Point Securitization Trust
6,662,000	Series 2020-1, Class M1 (a)	4.15%	03/25/65	6,450,511
	Wells Fargo Mortgage Backed Securities Trust
180,162	Series 2019-1, Class A1 (a)	3.92%	11/25/48	171,477
	WinWater Mortgage Loan Trust
958,239	Series 2016-1, Class 2A3 (a)	3.00%	12/20/30	910,981
3,088,639	Series 2016-1, Class B1 (a) (h)	3.78%	01/20/46	2,893,181
				154,079,129
	Commercial Mortgage-Backed Securities — 3.1%
	Arbor Multifamily Mortgage Securities Trust
4,544,000	Series 2020-MF1, Class A5 (a)	2.76%	05/15/53	4,081,470
2,963,000	Series 2020-MF1, Class AS (a)	3.06%	05/15/53	2,651,203
	BAMLL Commercial Mortgage Securities Trust
5,625,000	Series 2013-WBRK, Class A (a) (h)	3.53%	03/10/37	5,491,309
	BANK
7,735,201	Series 2019-BN23, Class XA, IO (h)	0.68%	12/15/52	222,908
8,425,063	Series 2020-BN26, Class XA, IO (h)	1.20%	03/15/63	408,891
3,469,620	Series 2022-BNK43, Class A1	4.35%	08/15/55	3,433,059
3,450,000	Series 2022-BNK43, Class ASB	4.50%	08/15/55	3,379,597
	BBCMS Mortgage Trust
7,000,000	Series 2018-TALL, Class A, 1 Mo. CME Term SOFR + CSA + 0.87% (a) (c)	5.72%	03/15/37	6,592,773
	BBCMS Trust
10,000,000	Series 2021-C10, Class ASB	2.27%	07/15/54	9,049,361
See Notes to Financial Statements

First Trust Low Duration Opportunities ETF (LMBS)
Portfolio of Investments (Continued)
October 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MORTGAGE-BACKED SECURITIES (Continued)
	Commercial Mortgage-Backed Securities (Continued)
	Benchmark Mortgage Trust
$141,154,504	Series 2023-V2, Class XA, IO (h)	0.99%	05/15/55	$4,148,672
75,276,911	Series 2024-V6, Class XA, IO (h)	1.34%	03/15/57	3,747,623
	BMO Mortgage Trust
78,500,000	Series 2024-5C3, Class XA, IO (h)	1.12%	02/15/57	3,176,518
4,930,000	Series 2024-C9, Class A5	5.76%	07/15/57	5,161,542
	BPR Trust
4,475,548	Series 2021-WILL, Class A, 1 Mo. CME Term SOFR + CSA + 1.75% (a) (c)	6.67%	06/15/38	4,456,758
5,000,000	Series 2022-OANA, Class A, 1 Mo. CME Term SOFR + 1.90% (a) (c)	6.70%	04/15/37	5,030,262
	BX Commercial Mortgage Trust
4,709,794	Series 2019-IMC, Class A, 1 Mo. CME Term SOFR + CSA + 1.00% (a) (c)	5.85%	04/15/34	4,659,969
	CFCRE Commercial Mortgage Trust
206,103,922	Series 2017-C8, Class XA, IO (h)	1.47%	06/15/50	5,695,867
	Citigroup Commercial Mortgage Trust
86,957,218	Series 2016-P4, Class XA, IO (h)	1.89%	07/10/49	1,874,232
3,300,000	Series 2020-555, Class A (a)	2.65%	12/10/41	2,833,341
	COMM Mortgage Trust
41,260,000	Series 2024-277P, Class X, IO (a)	0.66%	08/10/44	1,249,233
	Commercial Mortgage Trust
4,993,218	Series 2016-DC2, Class A4	3.50%	02/10/49	4,932,661
	Credit Suisse Mortgage Trust
8,570,000	Series 2020-WEST, Class A (a)	3.04%	02/15/35	6,755,745
	CSAIL Commercial Mortgage Trust
56,413,688	Series 2020-C19, Class XA, IO (h)	1.09%	03/15/53	2,523,582
	FIVE Mortgage Trust
30,176,899	Series 2023-V1, Class XA, IO	0.68%	02/10/56	572,697
	GS Mortgage Securities Trust
66,350,797	Series 2019-GC38, Class XA, IO (h)	1.01%	02/10/52	2,439,433
	Hilton USA Trust
4,250,000	Series 2016-HHV, Class A (a)	3.72%	11/05/38	4,121,858
	JP Morgan Chase Commercial Mortgage Securities Trust
4,060,488	Series 2017-JP5, Class A4	3.46%	03/15/50	3,972,773
10,466,125	Series 2018-PHH, Class A, 1 Mo. CME Term SOFR + CSA + 1.26% (a) (c)	6.06%	06/15/35	9,117,802
	Morgan Stanley Capital I Trust
7,527,000	Series 2018-MP, Class A (a) (h)	4.28%	07/11/40	6,776,064
	NYO Commercial Mortgage Trust
4,500,000	Series 2021-1290, Class A, 1 Mo. CME Term SOFR + CSA + 1.10% (a) (c)	6.01%	11/15/38	4,406,676
2,670,000	Series 2021-1290, Class C, 1 Mo. CME Term SOFR + CSA + 2.00% (a) (c)	6.91%	11/15/38	2,521,556
	One Bryant Park Trust
2,250,000	Series 2019-OBP, Class A (a)	2.52%	09/15/54	1,965,571
	Queens Center Mortgage Trust
6,097,739	Series 2013-QCA, Class A (a)	3.28%	01/11/37	6,038,493
	Ready Capital Mortgage Financing LLC
531,076	Series 2021-FL6, Class A, 1 Mo. CME Term SOFR + CSA + 0.95% (a) (c)	5.80%	07/25/36	528,277
See Notes to Financial Statements

First Trust Low Duration Opportunities ETF (LMBS)
Portfolio of Investments (Continued)
October 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MORTGAGE-BACKED SECURITIES (Continued)
	Commercial Mortgage-Backed Securities (Continued)
	Wells Fargo Commercial Mortgage Trust
$5,000,000	Series 2021-C61, Class ASB	2.53%	11/15/54	$4,527,619
	WFLD Mortgage Trust
2,157,238	Series 2014-MONT, Class A (a) (h)	3.75%	08/10/31	1,946,170
				140,491,565
	Total Mortgage-Backed Securities			294,570,694
	(Cost $302,900,734)
U.S. GOVERNMENT BONDS AND NOTES — 5.0%
45,000,000	U.S. Treasury Note (k)	4.63%	10/15/26	45,388,476
41,000,000	U.S. Treasury Note (k)	4.13%	02/15/27	40,984,785
39,000,000	U.S. Treasury Note	2.38%	05/15/27	37,362,305
30,000,000	U.S. Treasury Note (k)	4.38%	07/15/27	30,186,328
20,000,000	U.S. Treasury Note	3.88%	10/15/27	19,863,281
18,000,000	U.S. Treasury Note	2.88%	05/15/28	17,249,063
36,000,000	U.S. Treasury Note	4.13%	07/31/28	35,958,516
	Total U.S. Government Bonds and Notes			226,992,754
	(Cost $226,065,441)
ASSET-BACKED SECURITIES — 3.4%
	Ally Auto Receivables Trust
5,000,000	Series 2024-2, Class A3	4.14%	07/16/29	4,963,905
	AMSR Trust
10,240,174	Series 2020-SFR1, Class A (a)	1.82%	04/17/37	10,110,815
4,335,360	Series 2020-SFR4, Class A (a)	1.36%	11/17/37	4,197,537
	BMW Vehicle Owner Trust
7,500,000	Series 2023-A, Class A4	5.25%	11/26/29	7,612,013
	Capital Street Master Trust
5,000,000	Series 2024-1, Class A, 30 Day Average SOFR + 1.35% (a) (b) (c)	3.08%	10/16/28	5,000,000
	Chase Auto Owner Trust
6,150,000	Series 2024-4A, Class A4 (a)	4.95%	03/25/30	6,205,639
4,750,000	Series 2024-5A, Class A3 (a)	4.18%	08/27/29	4,711,464
	Citizens Auto Receivables Trust
9,055,000	Series 2024-1, Class A3 (a)	5.11%	04/17/28	9,108,758
	CoreVest American Finance Trust
397,150	Series 2020-1, Class A1 (a)	1.83%	03/15/50	395,225
6,695,612	Series 2020-3, Class A (a)	1.36%	08/15/53	6,437,819
4,487,150	Series 2020-4, Class A (a)	1.17%	12/15/52	4,340,139
6,575,183	Series 2021-1, Class A (a)	1.57%	04/15/53	6,259,293
1,312,984	Series 2021-2, Class A (a)	1.41%	07/15/54	1,224,979
801,463	Series 2021-3, Class A (a)	1.90%	10/15/54	761,611
	CWABS, Inc. Asset-Backed Certificates Trust
639,363	Series 2004-5, Class M1, 1 Mo. CME Term SOFR + CSA + 0.86% (c)	5.71%	08/25/34	638,384
	Diamond Resorts Owner Trust
2,425,812	Series 2021-1A, Class A (a)	1.51%	11/21/33	2,349,257
	FirstKey Homes Trust
4,084,743	Series 2020-SFR1, Class A (a)	1.34%	08/17/37	3,979,838
	FNA VI LLC
4,356,627	Series 2021-1A, Class A (a)	1.35%	01/10/32	4,063,323
See Notes to Financial Statements

First Trust Low Duration Opportunities ETF (LMBS)
Portfolio of Investments (Continued)
October 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
ASSET-BACKED SECURITIES (Continued)
	GSAMP Trust
$2,366,225	Series 2006-SEA1, Class M2, 1 Mo. CME Term SOFR + CSA + 1.65% (a) (c)	6.50%	05/25/36	$2,574,052
	Honda Auto Receivables Owner Trust
4,650,000	Series 2024-4, Class A3	4.33%	05/15/29	4,631,974
	Hyundai Auto Receivables Trust
7,500,000	Series 2023-B, Class A3	5.48%	04/17/28	7,578,618
	M360 Ltd.
2,262,165	Series 2021-CRE3, Class A, 1 Mo. CME Term SOFR + CSA + 1.50% (a) (c)	6.37%	11/22/38	2,201,127
	Nissan Auto Receivables Owner Trust
4,950,000	Series 2024-B, Class A3	4.34%	03/15/29	4,933,837
	Oscar US Funding XVII LLC
4,900,000	Series 2024-2A, Class A3 (a)	4.47%	03/12/29	4,905,977
	Pagaya AI Debt Grantor Trust
9,745,000	Series 2024-10, Class A (a) (l)	5.18%	06/15/32	9,745,000
	Pagaya AI Debt Trust
1,054,850	Series 2023-5, Class A (a)	7.18%	04/15/31	1,055,880
	Porsche Innovative Lease Owner Trust
8,995,000	Series 2024-1A, Class A3 (a)	4.67%	11/22/27	8,991,897
4,745,000	Series 2024-2A, Class A3 (a)	4.35%	10/20/27	4,713,718
	Sierra Timeshare Receivables Funding LLC
1,719,174	Series 2020-2A, Class A (a)	1.33%	07/20/37	1,685,268
	Sunnova Hestia II Issuer LLC
3,883,264	Series 2024-GRID1, Class 1A (a)	5.63%	07/20/51	3,892,408
	Verizon Master Trust
5,000,000	Series 2022-7, Class A1A, steps up to 5.98% on 11/20/24 (j)	5.23%	11/22/27	5,000,185
9,745,000	Series 2024-6, Class A1A	4.17%	08/20/30	9,672,621
	Total Asset-Backed Securities			153,942,561
	(Cost $153,525,654)

Shares	Description	Value
EXCHANGE-TRADED FUNDS — 0.1%
	Capital Markets — 0.1%
7,481	First Trust Commercial Mortgage Opportunities ETF (m)	151,525
32,647	First Trust Intermediate Government Opportunities ETF (m)	657,054
73,956	First Trust Long Duration Opportunities ETF (m)	1,576,002
15,756	First Trust Structured Credit Income Opportunities ETF (m)	319,611
	Total Exchange-Traded Funds	2,704,192
	(Cost $2,884,785)
MONEY MARKET FUNDS — 13.0%
591,619,615	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class - 4.71% (n)	591,619,615
	(Cost $591,619,615)
	Total Investments — 109.6%	4,980,605,051
	(Cost $5,188,114,020)

See Notes to Financial Statements

First Trust Low Duration Opportunities ETF (LMBS)
Portfolio of Investments (Continued)
October 31, 2024
Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 0.0%
	Call Options Purchased — 0.0%
200	U.S. 10-Year Treasury Futures Call	$21,910,000	$113.00	11/22/24	$43,750
25	Ultra U.S. Treasury Long Bond Futures Call	3,140,625	132.00	11/22/24	16,016
	Total Purchased Options				59,766
	(Cost $71,371)

Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES SOLD SHORT — (0.4)%
	Pass-Through Securities — (0.4)%
	Federal National Mortgage Association
$(19,846,000)	Pool TBA	3.50%	12/15/54	(17,745,145)
	Total Investments Sold Short — (0.4)%			(17,745,145)
	(Proceeds $18,001,808)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
WRITTEN OPTIONS — (0.6)%
	Call Options Written — (0.1)%
(500)	3 Month SOFR Futures Call	(119,525,000)	95.50	12/13/24	(200,000)
(1,000)	3 Month SOFR Futures Call	(239,050,000)	97.50	12/12/25	(350,000)
(250)	SOFR 1-Year Mid-Curve Futures Call	(60,228,125)	96.50	03/14/25	(159,375)
(500)	U.S. 5-Year Treasury Futures Call	(53,725,000)	107.50	11/22/24	(265,625)
(340)	U.S. 5-Year Treasury Futures Call	(36,533,000)	108.50	11/22/24	(71,719)
(250)	U.S. 5-Year Treasury Futures Call	(26,862,500)	109.00	11/22/24	(17,578)
(100)	U.S. 5-Year Treasury Futures Call	(10,745,000)	110.00	11/22/24	(4,688)
(50)	U.S. 5-Year Treasury Futures Call	(5,372,500)	110.00	02/21/25	(16,797)
(50)	U.S. 5-Year Treasury Futures Call	(5,372,500)	111.00	02/21/25	(10,156)
(75)	U.S. 10-Year Treasury Futures Call	(8,216,250)	115.00	11/22/24	(4,688)
(50)	U.S. 10-Year Treasury Futures Call	(5,477,500)	116.00	11/22/24	(1,563)
(657)	U.S. 10-Year Treasury Futures Call	(72,711,438)	114.00	02/21/25	(390,094)
(50)	U.S. 10-Year Treasury Futures Call	(5,533,595)	116.00	02/21/25	(14,844)
(513)	U.S. Treasury Long Bond Futures Call	(60,517,995)	122.00	11/22/24	(288,562)
(400)	U.S. Treasury Long Bond Futures Call	(47,187,520)	124.00	11/22/24	(106,250)
(900)	U.S. Treasury Long Bond Futures Call	(106,371,000)	122.00	02/21/25	(1,785,937)
(416)	U.S. Treasury Long Bond Futures Call	(49,167,040)	124.00	02/21/25	(598,000)
(578)	U.S. Treasury Long Bond Futures Call	(68,313,820)	126.00	02/21/25	(596,062)
(200)	U.S. Treasury Long Bond Futures Call	(23,638,000)	128.00	02/21/25	(146,875)
(385)	U.S. Treasury Long Bond Futures Call	(45,503,150)	130.00	02/21/25	(204,531)
(150)	U.S. Treasury Long Bond Futures Call	(17,728,500)	138.00	02/21/25	(25,781)
(20)	Ultra U.S. Treasury Long Bond Futures Call	(2,512,500)	128.00	11/22/24	(35,000)
(10)	Ultra U.S. Treasury Long Bond Futures Call	(1,256,250)	138.00	11/22/24	(1,094)
	Total Call Options Written				(5,295,219)
	(Premiums received $9,850,272)
	Put Options Written — (0.5)%
(3,350)	3 Month SOFR Futures Put	(807,056,875)	95.00	03/13/26	(1,193,438)
(250)	SOFR 1-Year Mid-Curve Futures Put	(60,228,125)	94.50	03/14/25	(6,250)
(200)	U.S. 2-Year Treasury Futures Put	(41,189,080)	101.75	11/22/24	(9,375)
(400)	U.S. 5-Year Treasury Futures Put	(42,980,000)	105.00	11/22/24	(28,125)
(233)	U.S. 5-Year Treasury Futures Put	(25,035,850)	107.50	02/21/25	(274,867)
See Notes to Financial Statements

First Trust Low Duration Opportunities ETF (LMBS)
Portfolio of Investments (Continued)
October 31, 2024
Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
WRITTEN OPTIONS (Continued)
	Put Options Written (Continued)
(75)	U.S. 5-Year Treasury Futures Put	$(8,058,750)	$108.00	02/21/25	$(108,984)
(1,025)	U.S. 5-Year Treasury Futures Put	(110,136,250)	109.00	02/21/25	(2,146,094)
(25)	U.S. 10-Year Treasury Futures Put	(2,738,750)	105.00	11/22/24	(1,172)
(125)	U.S. 10-Year Treasury Futures Put	(13,693,750)	106.00	11/22/24	(9,766)
(350)	U.S. 10-Year Treasury Futures Put	(38,342,500)	108.00	11/22/24	(82,031)
(240)	U.S. 10-Year Treasury Futures Put	(26,292,000)	112.50	11/22/24	(558,750)
(450)	U.S. 10-Year Treasury Futures Put	(49,297,500)	113.00	11/22/24	(1,237,500)
(175)	U.S. 10-Year Treasury Futures Put	(19,367,582)	110.00	02/21/25	(257,031)
(623)	U.S. 10-Year Treasury Futures Put	(68,948,594)	112.00	02/21/25	(1,547,766)
(120)	U.S. 10-Year Treasury Futures Put	(13,280,628)	113.00	02/21/25	(376,875)
(1,400)	U.S. Treasury Long Bond Futures Put	(165,156,320)	121.00	11/22/24	(5,359,375)
(463)	U.S. Treasury Long Bond Futures Put	(54,721,970)	118.00	02/21/25	(1,591,563)
(655)	U.S. Treasury Long Bond Futures Put	(77,414,450)	119.00	02/21/25	(2,579,062)
(300)	U.S. Treasury Long Bond Futures Put	(35,457,000)	120.00	02/21/25	(1,350,000)
(83)	U.S. Treasury Long Bond Futures Put	(9,809,770)	121.00	02/21/25	(424,078)
(50)	Ultra U.S. 10-Year Treasury Long Bond Futures Put	(5,687,500)	116.00	11/22/24	(135,156)
(300)	Ultra U.S. 10-Year Treasury Long Bond Futures Put	(34,125,000)	118.00	11/22/24	(1,321,875)
(102)	Ultra U.S. Treasury Long Bond Futures Put	(12,813,750)	128.00	11/22/24	(420,750)
(60)	Ultra U.S. Treasury Long Bond Futures Put	(7,537,500)	132.00	11/22/24	(420,938)
	Total Put Options Written				(21,440,821)
	(Premiums received $8,121,483)
	Total Written Options				(26,736,040)
	(Premiums received $17,971,755)
	Net Other Assets and Liabilities — (8.6)%				(389,705,100)
	Net Assets — 100.0%				$4,546,478,532
Futures Contracts at October 31, 2024 (See Note 2D - Futures Contracts in the Notes to Financial Statements):

Futures Contracts Long	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)/ Value
U.S. 2-Year Treasury Notes	3,194	Dec-2024	$657,789,327	$(5,477,833)
U.S. 5-Year Treasury Notes	1,009	Dec-2024	108,199,484	(2,849,812)
			$765,988,811	$(8,327,645)

Futures Contracts Short
U.S. 10-Year Treasury Notes	935	Dec-2024	$(103,288,281)	$2,582,414
U.S. Treasury Long Bond Futures	2,637	Dec-2024	(311,083,594)	16,380,479
Ultra 10-Year U.S. Treasury Notes	7,061	Dec-2024	(803,188,750)	30,582,331
Ultra U.S. Treasury Bond Futures	2,286	Dec-2024	(287,178,750)	14,970,657
			$(1,504,739,375)	$64,515,881
		Total	$(738,750,564)	$56,188,236

See Notes to Financial Statements

First Trust Low Duration Opportunities ETF (LMBS)
Portfolio of Investments (Continued)
October 31, 2024
(a)
This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under
Rule 144A of the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P. (the “Advisor”). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At October 31, 2024, securities noted as such amounted to $385,622,589 or 8.5% of net assets.

(b)
This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures approved by the Trust’s Board of
Trustees, and in accordance with provisions of the Investment Company Act of 1940 and rules thereunder, as amended. At
October 31, 2024, securities noted as such are valued at $31,630,218 or 0.7% of net assets.

(c)	Floating or variable rate security.
(d)	Inverse floating rate security.
(e)	Weighted Average Coupon security. Coupon is based on the blended interest rate of the underlying holdings, which may have different coupons. The coupon may change in any period.
(f)	Zero coupon security.
(g)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by the Advisor.
(h)	Collateral Strip Rate security. Coupon is based on the weighted net interest rate of the investment’s underlying collateral. The interest rate resets periodically.
(i)	All or a portion of this security is part of a mortgage dollar roll agreement (see Note 2I - Mortgage Dollar Rolls and TBA Transactions in the Notes to Financial Statements).
(j)	Step-up security. A security where the coupon increases or steps up at a predetermined date.
(k)	All or a portion of this security is segregated as collateral for open futures and options contracts. At October 31, 2024, the segregated value of these securities amounts to $87,438,710.
(l)	When-issued security. The interest rate shown reflects the rate in effect at October 31, 2024. Interest will begin accruing on the security’s first settlement date.
(m)	Investment in an affiliated fund.
(n)	Rate shown reflects yield as of October 31, 2024.

Abbreviations throughout the Portfolio of Investments:
CME	– Chicago Mercantile Exchange
CSA	– Credit Spread Adjustment
IO	– Interest-Only Security - Principal amount shown represents par value on which interest payments are based
PO	– Principal-Only Security
REMIC	– Real Estate Mortgage Investment Conduit
SOFR	– Secured Overnight Financing Rate
STACR	– Structured Agency Credit Risk
STRIPS	– Separate Trading of Registered Interest and Principal of Securities
TBA	– To-Be-Announced Security
See Notes to Financial Statements

First Trust Low Duration Opportunities ETF (LMBS)
Portfolio of Investments (Continued)
October 31, 2024

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 10/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
U.S. Government Agency Mortgage-Backed Securities	$3,710,775,235	$—	$3,710,775,235	$—
Mortgage-Backed Securities	294,570,694	—	294,570,694	—
U.S. Government Bonds and Notes	226,992,754	—	226,992,754	—
Asset-Backed Securities	153,942,561	—	153,942,561	—
Exchange-Traded Funds*	2,704,192	2,704,192	—	—
Money Market Funds	591,619,615	591,619,615	—	—
Total Investments	4,980,605,051	594,323,807	4,386,281,244	—
Purchased Options	59,766	59,766	—	—
Futures Contracts**	64,515,881	64,515,881	—	—
Total	$5,045,180,698	$658,899,454	$4,386,281,244	$—

LIABILITIES TABLE
	Total Value at 10/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
U.S. Government Agency Mortgage-Backed Securities Sold Short	$(17,745,145)	$—	$(17,745,145)	$—
Written Options	(26,736,040)	(26,736,040)	—	—
Futures Contracts**	(8,327,645)	(8,327,645)	—	—
Total	$(52,808,830)	$(35,063,685)	$(17,745,145)	$—

*	See Portfolio of Investments for industry breakout.
**
Includes cumulative appreciation/depreciation on futures contracts as reported in the Futures Contracts table. Only the current day’s variation margin is presented on the Statement of Assets and Liabilities.

See Notes to Financial Statements

First Trust Low Duration Opportunities ETF (LMBS)
Statement of Assets and Liabilities
October 31, 2024

ASSETS:
Investments, at value - Unaffiliated	$4,977,900,859
Investments, at value - Affiliated	2,704,192
Total investments, at value	4,980,605,051
Options contracts purchased, at value	59,766
Cash segregated as collateral	11,448,000
Receivables:
Investment securities sold	1,089,896,270
Interest	18,825,784
Capital shares sold	4,860,984
Dividends	2,303,892
Variation margin	1,287,742
Total Assets	6,109,287,489

LIABILITIES:
Investments sold short, at value	17,745,145
Options contracts written, at value	26,736,040
Due to broker	59,390
Payables:
Investment securities purchased	1,499,916,013
Distributions to shareholders	15,869,500
Investment advisory fees	2,482,869
Total Liabilities	1,562,808,957
NET ASSETS	$4,546,478,532

NET ASSETS consist of:
Paid-in capital	$4,850,868,585
Par value	936,000
Accumulated distributable earnings (loss)	(305,326,053)
NET ASSETS	$4,546,478,532
NET ASSET VALUE, per share	$48.57
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	93,600,002
Investments, at cost - Unaffiliated	$5,185,229,235
Investments, at cost - Affiliated	$2,884,785
Total investments, at cost	$5,188,114,020
Premiums paid on options contracts purchased	$71,371
Investments sold short, proceeds	$18,001,808
Premiums received on options contracts written	$17,971,755
See Notes to Financial Statements

First Trust Low Duration Opportunities ETF (LMBS)
Statement of Operations
For the Year Ended October 31, 2024

INVESTMENT INCOME:
Interest	$185,625,026
Dividends - Unaffiliated	14,835,004
Dividends - Affiliated	92,849
Total investment income	200,552,879

EXPENSES:
Investment advisory fees	26,374,319
Total expenses	26,374,319
Less fees waived by the investment advisor	(5,917)
Net expenses	26,368,402
NET INVESTMENT INCOME (LOSS)	174,184,477

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments - Unaffiliated	(1,305,144)
Investments - Affiliated	145
Investments sold short	(3,093,595)
Purchased options contracts	(2,467,988)
Written options contracts	46,392,071
Futures contracts	(67,803,018)
Net realized gain (loss)	(28,277,529)
Net change in unrealized appreciation (depreciation) on:
Investments - Unaffiliated	202,416,321
Investments - Affiliated	158,668
Investments sold short	(8,113,230)
Purchased options contracts	524,143
Written options contracts	5,022,642
Futures contracts	(19,629,455)
Net change in unrealized appreciation (depreciation)	180,379,089
NET REALIZED AND UNREALIZED GAIN (LOSS)	152,101,560
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$326,286,037
See Notes to Financial Statements

First Trust Low Duration Opportunities ETF (LMBS)
Statements of Changes in Net Assets

	Year Ended 10/31/2024	Year Ended 10/31/2023
OPERATIONS:
Net investment income (loss)	$174,184,477	$159,593,889
Net realized gain (loss)	(28,277,529)	(1,165,461)
Net change in unrealized appreciation (depreciation)	180,379,089	(2,363,528)
Net increase (decrease) in net assets resulting from operations	326,286,037	156,064,900

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(177,073,308)	(161,397,004)
Return of capital	(5,490,696)	—
Total distributions to shareholders	(182,564,004)	(161,397,004)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	687,580,786	80,900,132
Cost of shares redeemed	(112,449,763)	(1,111,189,614)
Net increase (decrease) in net assets resulting from shareholder transactions	575,131,023	(1,030,289,482)
Total increase (decrease) in net assets	718,853,056	(1,035,621,586)

NET ASSETS:
Beginning of period	3,827,625,476	4,863,247,062
End of period	$4,546,478,532	$3,827,625,476

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	81,850,002	103,550,002
Shares sold	14,100,000	1,650,000
Shares redeemed	(2,350,000)	(23,350,000)
Shares outstanding, end of period	93,600,002	81,850,002
See Notes to Financial Statements

First Trust Low Duration Opportunities ETF (LMBS)
Financial Highlights
For a share outstanding throughout each period

	Year Ended October 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of period	$46.76	$46.97	$50.40	$51.45	$51.87
Income from investment operations:
Net investment income (loss)	2.05 (a)	1.72 (a)	0.85	0.39	0.87
Net realized and unrealized gain (loss)	1.91	(0.17)	(3.32)	(0.40)	(0.10)
Total from investment operations	3.96	1.55	(2.47)	(0.01)	0.77
Distributions paid to shareholders from:
Net investment income	(2.09)	(1.76)	(0.69)	(0.36)	(0.99)
Net realized gain	—	—	(0.27)	—	—
Return of capital	(0.06)	—	—	(0.68)	(0.20)
Total distributions	(2.15)	(1.76)	(0.96)	(1.04)	(1.19)
Net asset value, end of period	$48.57	$46.76	$46.97	$50.40	$51.45
Total return (b)	8.59%	3.29%	(4.96)%	(0.02)%	1.50%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$4,546,479	$3,827,625	$4,863,247	$6,780,968	$6,389,742
Ratio of total expenses to average net assets (c)	0.64%	0.64%	0.65%	0.65%	0.65%
Ratio of net expenses to average net assets (c)	0.64%	—	—	—	—
Ratio of net investment income (loss) to average net assets (c)	4.25%	3.60%	1.66%	0.75%	1.57%
Portfolio turnover rate (d)	413%	646% (e)	831% (e)	495% (e)	434% (e)

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived by the investment advisor.

(c)
Ratios of expenses to average net assets and ratio of net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of expenses and income of underlying investment companies in which the Fund invests.

(d)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(e)	The portfolio turnover rate not including mortgage dollar rolls was 556%, 641%, 368% and 245% for the years ended October 31, 2023, 2022, 2021, and 2020, respectively.
See Notes to Financial Statements

Notes to Financial Statements
First Trust Low Duration Opportunities ETF (LMBS)
October 31, 2024

1. Organization
First Trust Exchange-Traded Fund IV (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on September 15, 2010, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
This report covers the First Trust Low Duration Opportunities ETF (the “Fund”), a diversified series of the Trust, which trades under the ticker “LMBS” on Nasdaq, Inc. (“Nasdaq”). The Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
The Fund is an actively managed exchange-traded fund (“ETF”). The Fund’s primary investment objective is to generate current income. The Fund’s secondary investment objective is to provide capital appreciation. The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 60% of its net assets (including investment borrowings) in mortgage-related debt securities and other mortgage-related instruments (collectively, “Mortgage-Related Investments”). The Fund normally expects to invest in Mortgage-Related Investments tied to residential and commercial mortgages. Mortgage-Related Investments consist of: (1) residential mortgage-backed securities (RMBS); (2) commercial mortgage-backed securities (CMBS); (3) stripped mortgage-backed securities (SMBS), which are mortgage-backed securities where mortgage payments are divided up between paying the loan’s principal and paying the loan’s interest; and (4) collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs) where they are divided into multiple classes with each class being entitled to a different share of the principal and/or interest payments received from the pool of underlying assets. The Fund may also invest in securities of other investment companies, including ETFs, that invest primarily in Mortgage-Related Investments. The Fund will limit its investments in Mortgage-Related Investments that are neither issued nor guaranteed by Government Entities(1) to 20% of its net assets (including investment borrowings). The Fund may invest, without limitation, in mortgage dollar rolls. The Fund intends to enter into mortgage dollar rolls only with high quality securities dealers and banks, as determined by the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”). The Fund may also invest in to-be-announced transactions (“TBA Transactions”). Further, the Fund may enter into short sales as part of its overall portfolio management strategies or to offset a potential decline in the value of a security; however, the Fund does not expect, under normal market conditions, to engage in short sales with respect to more than 30% of the value of its net assets (including investment borrowings). Although the Fund intends to invest primarily in investment grade securities, the Fund may invest up to 20% of its net assets (including investment borrowings) in securities of any credit quality, including securities that are below investment grade, which are also known as high yield securities, or commonly referred to as “junk” bonds, or unrated securities that have not been judged by the Advisor to be of comparable quality to rated investment grade securities. In the case of a split rating between one or more of the nationally recognized statistical rating organizations, the Fund will consider the highest rating. The Fund targets an estimated effective duration of three years or less.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national

(1)
“Government Entities” means the U.S. government, its agencies and instrumentalities, and U.S. government-sponsored entities.

Notes to Financial Statements (Continued)
First Trust Low Duration Opportunities ETF (LMBS)
October 31, 2024
or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Advisor’s Pricing Committee in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
U.S. government securities, mortgage-backed securities, asset-backed securities, and other debt securities are fair valued on the basis of valuations provided by a third-party pricing service approved by the Advisor’s Pricing Committee, which may use the following valuation inputs when available:
 1)
benchmark yields;
 2)
reported trades;
 3)
broker/dealer quotes;
 4)
issuer spreads;
 5)
benchmark securities;
 6)
bids and offers; and
 7)
reference data including market research publications.
Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots.
Common stocks, ETFs and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.
Shares of open-end funds are valued based on NAV per share.
Exchange-traded futures contracts are valued at the end of the day settlement price.
Exchange-traded options contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options contracts are valued at the mean of their most recent bid and ask price, if both are available. Options contracts traded in the over-the-counter market may be valued as follows, depending on the market in which the investment trades: (1) the mean of the most recent bid and ask price, if available; or (2) a price based on the equivalent exchange-traded option.
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
 1)
the credit conditions in the relevant market and changes thereto;
 2)
the liquidity conditions in the relevant market and changes thereto;
 3)
the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
 4)
issuer-specific conditions (such as significant credit deterioration); and
 5)
any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially

Notes to Financial Statements (Continued)
First Trust Low Duration Opportunities ETF (LMBS)
October 31, 2024
affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
 1)
the most recent price provided by a pricing service;
 2)
available market prices for the fixed-income security;
 3)
the fundamental business data relating to the borrower/issuer;
 4)
an evaluation of the forces which influence the market in which these securities are purchased and sold;
 5)
the type, size and cost of a security;
 6)
the financial statements of the borrower/issuer or the financial condition of the country of issue;
 7)
the credit quality and cash flow of the borrower/issuer, or country of issue, based on the Pricing Committee’s, sub-advisor’s or portfolio manager’s analysis, as applicable, or external analysis;
 8)
the information as to any transactions in or offers for the security;
 9)
the price and extent of public trading in similar securities of the borrower/issuer, or comparable companies;
10)
the coupon payments;
11)
the quality, value and salability of collateral, if any, securing the security;
12)
the business prospects of the borrower/issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the borrower’s/issuer’s management (for corporate debt only);
13)
the prospects for the borrower’s/issuer’s industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry (for corporate debt only);
14)
other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•  Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•  Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o  Quoted prices for similar investments in active markets.
o  Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o  Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o  Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•  Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of October 31, 2024, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
The Fund invests in interest-only securities. For these securities, if there is a change in the estimated cash flows, based on an evaluation of current information, then the estimated yield is adjusted. Additionally, if the evaluation of current information indicates a permanent impairment of the security, the cost basis of the security is written down and a loss is recognized. Debt obligations may be

Notes to Financial Statements (Continued)
First Trust Low Duration Opportunities ETF (LMBS)
October 31, 2024
placed on non-accrual status and the related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At October 31, 2024, the Fund held $9,745,000 of when-issued or delayed-delivery securities. At October 31, 2024, the Fund held $285,403,098 of forward purchase commitments.
C. Short Sales
Short sales are utilized to manage interest rate and spread risk, and are transactions in which securities or other instruments (such as options, forwards, futures or other derivative contracts) are sold that are not currently owned in the Fund’s portfolio. When a Fund engages in a short sale, the Fund must borrow the security sold short and deliver the security to the counterparty. Short selling allows the Fund to profit from a decline in a market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. The Fund is charged a fee or premium to borrow the securities sold short and is obligated to repay the lenders of the securities. Any dividends or interest that accrues on the securities during the period of the loan are due to the lenders. A gain, limited to the price at which the security was sold short, or a loss, unlimited in size, will be recognized upon the termination of the short sale; which is effected by the Fund purchasing the security sold short and delivering the security to the lender. Any such gain or loss may be offset, completely or in part, by the change in the value of the long portion of the Fund’s portfolio. The Fund is subject to the risk it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.
D. Futures Contracts
The Fund may purchase or sell (i.e., is long or short) exchange-listed futures contracts to hedge against changes in interest rates (interest rate risk). Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Open futures contracts can also be closed out prior to settlement by entering into an offsetting transaction in a matching futures contract. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain margin deposits on the futures contract. When the contract is closed or expires, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired. This gain or loss is included in “Net realized gain (loss) on futures contracts” on the Statement of Operations.
Upon entering into a futures contract, the Fund must deposit funds, called margin, with its custodian in the name of the clearing broker equal to a specified percentage of the current value of the contract. Open futures contracts are marked-to-market daily with the change in value recognized as a component of “Net change in unrealized appreciation (depreciation) on futures contracts” on the Statement of Operations. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are included in “Variation margin” payable or receivable on the Statement of Assets and Liabilities.
If market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, interest rates and the underlying instruments.
E. Options Contracts
The Fund may invest in exchange-listed options on U.S. Treasury securities, exchange-listed options on U.S. Treasury futures contracts and exchange-listed U.S. Treasury futures contracts. The Fund may also invest up to 20% of its net assets in over-the-counter derivatives. The Fund uses derivative instruments primarily to hedge interest rate risk and actively manage interest rate exposure. The primary risk exposure is interest rate risk.
The Fund may purchase (buy) or write (sell) put and call options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. A futures option gives the holder the right, in return for the premium paid, to assume a

Notes to Financial Statements (Continued)
First Trust Low Duration Opportunities ETF (LMBS)
October 31, 2024
long position (call) or short position (put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Prior to exercise or expiration, a futures option contract may be closed out by an offsetting purchase or sale of a futures option of the same series. When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in “Options contracts written, at value” on the Statement of Assets and Liabilities. When the Fund purchases (buys) an option, the premium paid represents the cost of the option, which is included in “Premiums paid on options contracts purchased” on the Statement of Assets and Liabilities. Options are marked-to-market daily and their value is affected by changes in the value of the underlying security, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying securities, and the remaining time to the option’s expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or the trading volume diminishes.
The Fund uses options on futures contracts in connection with hedging strategies. Generally, these strategies are applied under the same market and market sector conditions in which the Fund uses put and call options on securities. The purchase of put options on futures contracts is analogous to the purchase of puts on securities so as to hedge the Fund’s securities holdings against the risk of declining market prices. The writing of a call option or the purchasing of a put option on a futures contract constitutes a partial hedge against declining prices of securities which are deliverable upon exercise of the futures contract. If the price at expiration of a written call option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund’s holdings of securities. If the price when the option is exercised is above the exercise price, however, the Fund will incur a loss, which may be offset, in whole or in part, by the increase in the value of the securities held by the Fund that were being hedged. Writing a put option or purchasing a call option on a futures contract serves as a partial hedge against an increase in the value of the securities the Fund intends to acquire. Realized gains and losses on written options are included in “Net realized gain (loss) on written options contracts” on the Statement of Operations. Realized gains and losses on purchased options are included in “Net realized gain (loss) on purchased options contracts” on the Statement of Operations.
The Fund is required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund. The Fund will pledge in a segregated account at the Fund’s custodian, liquid assets, such as cash, U.S. government securities or other high-grade liquid debt obligations equal in value to the amount due on the underlying obligation. Such segregated assets will be marked-to-market daily, and additional assets will be pledged in the segregated account whenever the total value of the pledged assets falls below the amount due on the underlying obligation.
The risks associated with the use of options on future contracts include the risk that the Fund may close out its position as a writer of an option only if a liquid secondary market exists for such options, which cannot be assured. The Fund’s successful use of options on futures contracts depends on the Advisor’s ability to correctly predict the movement in prices on futures contracts and the underlying instruments, which may prove to be incorrect. In addition, there may be imperfect correlation between the instruments being hedged and the futures contract subject to option.
F. Interest-Only Securities
An interest-only security (“IO Security”) is the interest-only portion of a mortgage-backed security that receives some or all of the interest portion of the underlying mortgage-backed security and little or no principal. A reference principal value called a notional value is used to calculate the amount of interest due to the IO Security. IO Securities are sold at a deep discount to their notional principal amount. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of an IO Security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of an IO Security will rise. These securities, if any, are identified on the Portfolio of Investments.
G. Principal-Only Securities
A principal-only security (“PO Security”) is the principal-only portion of a mortgage-backed security that does not receive any interest, is priced at a deep discount to its redemption value and ultimately receives the redemption value. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of a PO Security will rise. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of a PO Security will fall. These securities, if any, are identified on the Portfolio of Investments.

Notes to Financial Statements (Continued)
First Trust Low Duration Opportunities ETF (LMBS)
October 31, 2024
H. Stripped Mortgage-Backed Securities
Stripped mortgage-backed securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security’s principal or interest payments. Mortgage-backed securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security known as an IO Security and all of the principal is distributed to holders of another type of security known as a PO Security. These securities, if any, are identified on the Portfolio of Investments.
I. Mortgage Dollar Rolls and TBA Transactions
The Fund may invest, without limitation, in mortgage dollar rolls. The Fund intends to enter into mortgage dollar rolls only with high quality securities dealers and banks, as determined by the Fund’s investment advisor. In a mortgage dollar roll, the Fund will sell (or buy) mortgage-backed securities for delivery on a specified date and simultaneously contract to repurchase (or sell) substantially similar (same type, coupon and maturity) securities on a future date. Mortgage dollar rolls are recorded as separate purchases and sales in the Fund. The Fund may also invest in TBA Transactions. A TBA Transaction is a method of trading mortgage-backed securities. TBA Transactions generally are conducted in accordance with widely-accepted guidelines which establish commonly observed terms and conditions for execution, settlement and delivery. In a TBA Transaction, the buyer and the seller agree on general trade parameters such as agency, settlement date, par amount and price.
J. Affiliated Transactions
The Fund invests in securities of affiliated funds. The Fund’s investment performance and risks are directly related to the investment performance and risks of the affiliated funds. The affiliated funds’ financial statements may be found at SEC.gov. Dividend income, if any, realized gains and losses, and change in appreciation (depreciation) from affiliated funds are presented on the Statement of Operations.
Amounts relating to investments in affiliated funds at October 31, 2024, and for the fiscal year then ended are as follows:

Security Name	Shares at 10/31/2024	Value at 10/31/2023	Purchases	Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value at 10/31/2024	Dividend Income
First Trust Commercial Mortgage Opportunities ETF	7,481	$—	$152,592	$—	$(1,067)	$—	$151,525	$2,107
First Trust Intermediate Government Opportunities ETF	32,647	321,980	314,953	—	20,121	—	657,054	23,623
First Trust Long Duration Opportunities ETF	73,956	1,436,965	—	(2,011)	140,903	145	1,576,002	61,221
First Trust Structured Credit Income Opportunities ETF	15,756	—	320,900	—	(1,289)	—	319,611	5,898
		$1,758,945	$788,445	$(2,011)	$158,668	$145	$2,704,192	$92,849
K. Dividends and Distributions to Shareholders
Dividends from net investment income of the Fund, if any, are declared and paid monthly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom the shares were purchased makes such option available. Such shares will generally be reinvested by the broker based upon the market price of those shares and investors may be subject to customary brokerage commissions charged by the broker.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences,

Notes to Financial Statements (Continued)
First Trust Low Duration Opportunities ETF (LMBS)
October 31, 2024
which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid during the fiscal years ended October 31, 2024 and 2023 was as follows:

Distributions paid from:	2024	2023
Ordinary income	$178,321,308	$155,241,504
Capital gains	—	—
Return of capital	5,490,696	—
As of October 31, 2024, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed ordinary income	$(15,869,500)
Accumulated capital and other gain (loss)	(66,923,382)
Net unrealized appreciation (depreciation)	(222,533,171)
L. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2021, 2022, 2023, and 2024 remain open to federal and state audit. As of October 31, 2024, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2024, for federal income tax purposes, the Fund had $66,923,382 of non-expiring capital loss carryforwards available, to the extent provided by regulations, to offset future capital gains. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to the Fund’s shareholders.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2024, the Fund had no net late year ordinary or capital losses.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31, 2024, the adjustments for the Fund were as follows:

Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-In Capital
$(3,317,744)	$3,317,744	$—

Notes to Financial Statements (Continued)
First Trust Low Duration Opportunities ETF (LMBS)
October 31, 2024
As of October 31, 2024, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:

Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$5,214,905,039	$27,506,997	$(250,040,168)	$(222,533,171)
M. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund’s portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust manages the investment of the Fund’s assets and is responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit, and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The annual unitary management fee payable by the Fund to First Trust for these services will be reduced at certain levels of the Fund’s net assets (“breakpoints”) and calculated pursuant to the following schedule:

Breakpoints
Fund net assets up to and including $2.5 billion	0.65000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.63375%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.61750%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.60125%
Fund net assets greater than $10 billion	0.58500%
In addition, the Fund incurs acquired fund fees and expenses. The total of the unitary management fee and acquired fund fees and expenses represents the Fund’s total annual operating expenses.
Pursuant to a contractual agreement between the Trust, on behalf of LMBS, and First Trust, the management fees paid to First Trust will be reduced by the proportional amount of the Fund’s acquired fund fees and expenses that are attributed to the Fund’s investment in the shares of investment companies advised by First Trust. This contractual agreement shall continue until the earlier of (i) its termination at the direction of the Trust’s Board of Trustees or (ii) the termination of LMBS’s investment management agreement with First Trust; however, it is expected to remain in place at least until June 30, 2025. First Trust does not have the right to recover the waived fees. For the fiscal year ended October 31, 2024, First Trust waived $5,917 of management fees.
The Trust has multiple service agreements with The Bank of New York Mellon (“BNY”). Under the service agreements, BNY performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BNY is responsible for custody of the Fund’s assets. As fund accountant and administrator, BNY is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BNY is responsible for maintaining shareholder records for the Fund. BNY is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.

Notes to Financial Statements (Continued)
First Trust Low Duration Opportunities ETF (LMBS)
October 31, 2024
Additionally, the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee, the Vice Chair of the Audit Committee, the Lead Independent Trustee and the Vice Lead Independent Trustee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Committee Chairs, the Audit Committee Vice Chair, the Lead Independent Trustee and the Vice Lead Independent Trustee rotate periodically in serving in such capacities. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
The costs of purchases of U.S. Government securities and non-U.S. Government securities, excluding short-term investments and investments sold short, for the fiscal year ended October 31, 2024, were $9,955,786,203 and $244,000,462, respectively. The proceeds from sales and paydowns of U.S. Government securities and non-U.S. Government securities, excluding short-term investments and investments sold short, for the fiscal year ended October 31, 2024 were $9,261,226,942 and $403,081,745, respectively. The cost of purchases to cover short sales and the proceeds from short sales were $6,023,195,816 and $6,228,408,786, respectively.
For the fiscal year ended October 31, 2024, the Fund had no in-kind transactions.
5. Derivative Transactions
The following table presents the types of derivatives held by the Fund at October 31, 2024, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.

		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Options contracts	Interest Rate Risk	Options contracts purchased, at value	$59,766	Options contracts written, at value	$26,736,040
Futures contracts	Interest Rate Risk	Unrealized appreciation on futures contracts*	64,515,881	Unrealized depreciation on futures contracts*	8,327,645

*
Includes cumulative appreciation/depreciation on futures contracts as reported in the Fund’s Portfolio of Investments. Only the current day’s variation margin is presented on the Statement of Assets and Liabilities.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended October 31, 2024, on derivative instruments, as well as the primary underlying risk exposure associated with the instruments.

Statement of Operations Location
Interest Rate Risk Exposure
Net realized gain (loss) on:
Purchased options contracts	$(2,467,988)
Written options contracts	46,392,071
Futures contracts	(67,803,018)
Net change in unrealized appreciation (depreciation) on:
Purchased options contracts	524,143
Written options contracts	5,022,642
Futures contracts	(19,629,455)
During the fiscal year ended October 31, 2024, the premiums for purchased options contracts opened were $2,353,510 and the premiums for purchased options contracts closed, exercised and expired were $3,068,512.
During the fiscal year ended October 31, 2024, the premiums for written options contracts opened were $75,436,605 and the premiums for written options contracts closed, exercised and expired were $72,031,067.
The average notional value of futures contracts outstanding during the fiscal year ended October 31, 2024, which is indicative of the volume of this derivative type, was $1,916,151,301.

Notes to Financial Statements (Continued)
First Trust Low Duration Opportunities ETF (LMBS)
October 31, 2024
The Fund does not have the right to offset financial assets and financial liabilities related to options contracts on the Statement of Assets and Liabilities.
6. Creations, Redemptions and Transaction Fees
The Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with the Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in Creation Units. Prior to the start of trading on every business day, the Fund publishes through the National Securities Clearing Corporation the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of the Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of the Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in the Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of the Fund’s shares at or close to the NAV per share of the Fund.
The Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
The Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by the Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
7. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before March 31, 2026.
8. Indemnification
The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
9. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund IV:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of First Trust Low Duration Opportunities ETF (the “Fund”), one of the funds constituting the First Trust Exchange-Traded Fund IV, as of October 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche, LLP
Chicago, Illinois
December 23, 2024
We have served as the auditor of one or more First Trust investment companies since 2001.

Other Information
First Trust Low Duration Opportunities ETF (LMBS)
October 31, 2024 (Unaudited)

Changes in and Disagreements with Accountants (Item 8 of Form N-CSR)
There were no changes in or disagreements with the Fund’s accountants during the fiscal year ended October 31, 2024.
Proxy Disclosures (Item 9 of Form N-CSR)
There were no matters submitted for vote by shareholders of the Fund during the fiscal year ended October 31, 2024.
Remuneration Paid to Directors, Officers, and Others (Item 10 of Form N-CSR)
Independent Trustees and any member of any advisory board of the Fund are compensated through the unitary management fee paid by the Fund to the advisor and not directly by the Fund. The investment advisory fee paid is included in the Statement of Operations.
Statement Regarding the Basis for the Board’s Approval of Investment Advisory Contract (Item 11 of Form N-CSR)
The Board of Trustees of First Trust Exchange-Traded Fund IV (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Agreement”) with First Trust Advisors L.P. (the “Advisor”) on behalf of the First Trust Low Duration Opportunities ETF (the “Fund”). The Board approved the continuation of the Agreement for a one-year period ending June 30, 2025 at a meeting held on June 2–3, 2024. The Board determined that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 16, 2024, April 25, 2024 and June 2–3, 2024, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate schedule payable by the Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; any indirect benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”); and information on the Advisor’s compliance program. The Board reviewed initial materials with the Advisor at the meeting held on April 25, 2024, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the April 25, 2024 meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 2–3, 2024 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from the Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor manages the Fund and knowing the Fund’s unitary fee.
In reviewing the Agreement, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, as well as the background and experience of the persons responsible for such services. The Board noted that the Fund is an actively-managed ETF and noted that the Advisor’s Securitized Products Group is responsible for the day-to-day management of the Fund’s investments. The Board considered the background and experience of the members of the Securitized Products Group and noted the Board’s prior meetings with members of the Group. The Board considered the Advisor’s statement that it applies the same oversight model internally with its Securitized Products Group as it uses for overseeing external sub-advisors, including portfolio risk monitoring and performance review. In reviewing the services

Other Information (Continued)
First Trust Low Duration Opportunities ETF (LMBS)
October 31, 2024 (Unaudited)
provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objectives, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 25, 2024 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed the Fund consistent with its investment objectives, policies and restrictions.
The Board considered the unitary fee rate schedule payable by the Fund under the Agreement for the services provided. The Board considered that as part of the unitary fee the Advisor is responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Agreement and interest, taxes, acquired fund fees and expenses, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board considered that at the June 2–3, 2024 meeting, the Advisor agreed to a Fee Offset Agreement for the Fund through June 30, 2025, whereby the Advisor will offset the unitary fee paid by the Fund related to the portion of the Fund’s assets invested in other investment companies advised by the Advisor. The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the total (net) expense ratio for the Fund was above the median total (net) expense ratio of the peer funds in the Expense Group. With respect to the Expense Group, the Board discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, and different business models that may affect the pricing of services among ETF sponsors. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Fund and other non-ETF clients that limited their comparability. In considering the unitary fee rate schedule overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund’s performance. The Board received and reviewed information comparing the Fund’s performance for periods ended December 31, 2023 to the performance of the funds in the Performance Universe and to that of a benchmark index. Based on the information provided, the Board noted that the Fund outperformed the Performance Universe median and the benchmark index for the one-, three- and five-year periods ended December 31, 2023.
On the basis of all the information provided on the unitary fee and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to the Fund under the Agreement.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund at current asset levels and whether the Fund may benefit from any economies of scale. The Board noted that the unitary fee rate schedule for the Fund includes breakpoints pursuant to which the unitary fee rate will be reduced as assets of the Fund meet certain thresholds. The Board considered the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Fund will increase during the next twelve months as the Advisor continues to build infrastructure and add new staff. The Board also noted that under the unitary fee structure, any reduction in expenses associated with the management and operations of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for shareholders of the Fund. The Board concluded that the unitary fee rate schedule for the Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the management of the Fund at current asset levels. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2023 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the

Other Information (Continued)
First Trust Low Duration Opportunities ETF (LMBS)
October 31, 2024 (Unaudited)
Fund was not unreasonable. In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with the Fund. The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.
Remuneration Disclosure Under the Alternative Investment Fund Managers Directive
First Trust Advisors L.P. (“First Trust”) is authorised and regulated by the U.S. Securities and Exchange Commission and is entitled to market shares of certain funds it manages, including First Trust Low Duration Opportunities ETF (the “Fund”), in certain member states in the European Economic Area in accordance with the cooperation arrangements in Article 42 of the Alternative Investment Fund Managers Directive (the “Directive”). First Trust is required under the Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust’s interpretation of currently available regulatory guidance on remuneration disclosures.
During the year ended December 31, 2023, the amount of remuneration paid (or to be paid) by First Trust Advisors L.P. in respect of the Fund is $3,855,513. This figure is comprised of $221,474 paid (or to be paid) in fixed compensation and $3,634,039 paid (or to be paid) in variable compensation. There were a total of 28 beneficiaries of the remuneration described above. Those amounts include $1,014,300 paid (or to be paid) to senior management of First Trust Advisors L.P. and $2,841,213 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust Advisors L.P. or the Fund (collectively, “Code Staff”).
Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust’s remuneration policy (the “Remuneration Policy”) which is determined and implemented by First Trust’s senior management. The Remuneration Policy reflects First Trust’s ethos of good governance and encapsulates the following principal objectives:
i.
to provide a clear link between remuneration and performance of First Trust and to avoid rewarding for failure;
ii.
to promote sound and effective risk management consistent with the risk profiles of the funds managed by First Trust; and
iii.
to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the funds managed by First Trust in a manner that avoids conflicts of interest.
First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest. First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.
First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust. Remuneration is not based upon the performance of the Fund.
The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.
No individual is involved in setting his or her own remuneration.
Federal Tax Information
Distributions paid to the foreign shareholders during the Fund’s fiscal year ended October 31, 2024 that were properly designated by the Fund as “interest-related dividends” or “short-term capital gain dividends,” may not be subject to federal income tax provided that the income was earned directly by such foreign shareholders.

Other Information (Continued)
First Trust Low Duration Opportunities ETF (LMBS)
October 31, 2024 (Unaudited)
Of the ordinary income (including short-term capital gain) distributions made by the Fund during the fiscal year ended October 31, 2024, none qualify for the corporate dividends received deduction available to corporate shareholders or as qualified dividend income.

Annual Financial Statements and Other Information
For the Year Ended October 31, 2024

First Trust Exchange-Traded Fund IV

First Trust Intermediate Government Opportunities ETF (MGOV)

First Trust Intermediate Government Opportunities ETF (MGOV)
Annual Financial Statements and Other Information
October 31, 2024
Performance and Risk Disclosure
There is no assurance that First Trust Intermediate Government Opportunities ETF (the “Fund”) will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
First Trust Advisors L.P., the Fund’s advisor, may also periodically provide additional information on Fund performance on the Fund’s webpage at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data that provides insight into the Fund’s performance and investment approach.
The material risks of investing in the Fund are spelled out in its prospectus, statement of additional information, and other Fund regulatory filings.

First Trust Intermediate Government Opportunities ETF (MGOV)
Portfolio of Investments
October 31, 2024

Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 102.5%
	Collateralized Mortgage Obligations — 44.3%
	Federal Home Loan Mortgage Corporation Seasoned Credit Risk Transfer Trust
$368,796	Series 2018-2, Class MA	3.50%	11/25/57	$354,716
241,540	Series 2018-3, Class MA	3.50%	08/25/57	231,631
1,126,145	Series 2018-4, Class MA	3.50%	03/25/58	1,077,278
405,027	Series 2019-2, Class MA	3.50%	08/26/58	385,397
	Federal Home Loan Mortgage Corporation Seasoned Loans Structured Transaction Trust
384,936	Series 2019-3, Class A1C	2.75%	11/25/29	358,736
557,397	Series 2021-1, Class A1D	2.00%	05/26/31	508,992
1,001,000	Series 2024-2, Class VF, 30 Day Average SOFR + 1.25% (a) (b) (c)	6.11%	10/25/34	1,000,996
	Federal Home Loan Mortgage Corporation
1,188,802	Series 2013-4213, Class GZ	3.50%	06/15/43	1,096,664
1,235,831	Series 2014-4316, Class BZ	3.00%	03/15/44	1,099,778
874,923	Series 2014-4316, Class XZ	4.50%	03/15/44	855,729
1,250,000	Series 2017-4741, Class GY	3.00%	12/15/47	1,052,351
609,479	Series 2017-4745, Class CZ	3.50%	01/15/48	542,251
1,054,172	Series 2018-4798, Class GZ	4.00%	06/15/48	983,242
977,656	Series 2019-4929, Class FB, 30 Day Average SOFR + CSA + 0.45% (c)	5.42%	09/25/49	954,536
350,000	Series 2020-4959, Class LB	3.00%	03/25/40	303,821
1,007,677	Series 2022-5256, Class FC, 30 Day Average SOFR + 0.75% (c)	5.61%	09/25/52	1,000,726
1,561,777	Series 2024-413, Class PO, PO, STRIPS	(d)	05/25/54	1,307,782
	Federal National Mortgage Association
1,791,701	Series 2012-118, Class VZ	3.00%	11/25/42	1,603,403
1,413,964	Series 2012-134, Class ZC	2.50%	12/25/42	1,070,999
851,069	Series 2013-21, Class EZ	3.00%	03/25/43	758,216
1,132,584	Series 2014-12, Class ZB	3.00%	03/25/39	1,050,569
1,826,181	Series 2014-60, Class EZ	3.00%	10/25/44	1,598,670
428,314	Series 2015-89, Class CZ	4.00%	08/25/45	388,731
1,350,000	Series 2016-94, Class MB	2.50%	12/25/46	1,033,949
1,500,000	Series 2024-6, Class AL	2.00%	03/25/44	1,108,031
1,322,215	Series 2024-26, Class PO, PO	(d)	05/25/54	1,014,582
	Government National Mortgage Association
1,373,626	Series 2015-123, Class ZA	3.50%	09/20/45	1,247,317
1,745,000	Series 2022-191, Class BY	4.00%	08/20/41	1,636,047
1,200,000	Series 2023-81, Class YD	4.00%	06/20/53	1,060,479
				26,685,619
	Commercial Mortgage-Backed Securities — 25.8%
	Federal Home Loan Mortgage Corporation Multiclass Certificates
3,500,000	Series 2020-RR06, Class BX, IO (e)	1.84%	05/27/33	334,934
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates
1,323,084	Series 2016-K152, Class A1	2.83%	05/25/30	1,248,279
2,000,000	Series 2016-KW01, Class X3, IO (f)	4.11%	03/25/29	91,650
1,200,000	Series 2018-K157, Class A3	3.99%	08/25/33	1,133,981
119,924	Series 2018-KSW4, Class A, 30 Day Average SOFR + CSA + 0.43% (c)	5.71%	10/25/28	119,884
1,200,000	Series 2019-K1510, Class A2	3.72%	01/25/31	1,140,141
See Notes to Financial Statements

First Trust Intermediate Government Opportunities ETF (MGOV)
Portfolio of Investments (Continued)
October 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Continued)
	Commercial Mortgage-Backed Securities (Continued)
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates (Continued)
$1,200,000	Series 2019-K1512, Class A2	2.99%	05/25/31	$1,090,940
6,260,761	Series 2019-K1512, Class X1, IO (f)	0.90%	04/25/34	348,172
906,203	Series 2019-KJ24, Class A2	2.82%	09/25/27	875,390
3,238,877	Series 2020-K110, Class X1, IO (f)	1.69%	04/25/30	231,166
7,700,000	Series 2020-K740, Class XAM, IO (f)	1.11%	10/25/27	213,106
13,243,119	Series 2020-KG04, Class X1, IO (f)	0.85%	11/25/30	523,777
8,000,000	Series 2021-K129, Class XAM, IO (f)	1.22%	05/25/31	526,272
9,716,924	Series 2021-K130, Class X1, IO (f)	1.04%	06/25/31	531,745
922,197	Series 2021-K125, Class A1	1.10%	08/25/30	819,456
22,249,764	Series 2021-KG05, Class X1, IO (f)	0.31%	01/25/31	353,353
1,791,158	Series 2022-K142, Class A1	2.40%	12/25/31	1,602,283
2,721,250	Series 2022-K143, Class XAM, IO (f)	0.39%	04/25/55	68,100
1,672,610	Series 2022-K152, Class A1	3.78%	01/25/32	1,605,011
5,180,000	Series 2024-K165, Class XAM, IO (f) (g)	0.91%	09/25/34	376,747
7,058,000	Series 2024-K757, Class XAM, IO (f)	1.18%	08/25/31	405,555
1,200,000	Series 2024-KJ51, Class A2	4.70%	01/25/32	1,193,863
	FREMF Mortgage Trust
500,000	Series 2019-KL4F, Class BAS (a) (f)	4.29%	10/25/25	491,857
	Government National Mortgage Association
5,024,014	Series 2024-32, Class IO, IO (f)	0.71%	06/16/63	250,335
				15,575,997
	Pass-Through Securities — 32.4%
	Federal Home Loan Mortgage Corporation
426,647	Pool SD4005	4.00%	12/01/49	403,999
1,467,136	Pool SD7509	3.00%	11/01/49	1,282,550
134,586	Pool U90690	3.50%	06/01/42	123,540
445,707	Pool ZL8982	3.50%	01/01/45	408,478
450,350	Pool ZS9446	3.50%	08/01/45	414,511
1,047,610	Pool ZS9776	3.50%	08/01/46	955,058
	Federal National Mortgage Association
663,511	Pool 310208	3.00%	03/01/48	571,187
478,471	Pool 310211	3.50%	07/01/48	427,830
1,426,952	Pool AS7738	3.00%	08/01/46	1,236,107
1,030,623	Pool AS7749	3.50%	08/01/46	933,458
1,319,312	Pool BF0207	4.50%	04/01/47	1,291,872
424,162	Pool BM6732	4.00%	11/01/48	401,728
456,878	Pool BM7079	4.00%	10/01/48	427,376
466,854	Pool BM7129	3.00%	01/01/47	419,230
2,893,772	Pool BM7521	3.50%	10/01/48	2,620,273
940,882	Pool FS3541	3.50%	08/01/52	843,103
1,104,000	Pool TBA	2.50%	11/15/54	913,471
889,000	Pool TBA	3.00%	11/15/54	765,448
729,000	Pool TBA	3.50%	11/15/54	651,801
111,000	Pool TBA	4.00%	11/15/54	102,563
680,000	Pool TBA	5.00%	11/15/54	660,815
890,000	Pool TBA	3.00%	12/15/54	766,587
364,000	Pool TBA	3.50%	12/15/54	325,468
374,000	Pool TBA	4.50%	12/15/54	355,025
See Notes to Financial Statements

First Trust Intermediate Government Opportunities ETF (MGOV)
Portfolio of Investments (Continued)
October 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Continued)
	Pass-Through Securities (Continued)
	Federal National Mortgage Association (Continued)
$1,743,000	Pool TBA	5.00%	12/15/54	$1,693,212
535,000	Pool TBA	5.50%	12/15/54	529,708
				19,524,398
	Total U.S. Government Agency Mortgage-Backed Securities			61,786,014
	(Cost $62,615,833)
U.S. GOVERNMENT BONDS AND NOTES — 6.2%
310,000	U.S. Treasury Bond	3.38%	08/15/42	265,062
860,000	U.S. Treasury Bond	2.25%	08/15/46	579,526
295,000	U.S. Treasury Bond	3.00%	02/15/47	228,095
975,000	U.S. Treasury Bond	4.13%	08/15/53	916,424
1,000,000	U.S. Treasury Note	4.13%	10/31/26	999,336
800,000	U.S. Treasury Note	3.88%	08/15/34	774,125
	Total U.S. Government Bonds and Notes			3,762,568
	(Cost $3,713,598)

Shares	Description	Value
EXCHANGE-TRADED FUNDS — 0.2%
	Capital Markets — 0.2%
1,300	iShares 20+ Year Treasury Bond ETF	120,185
	(Cost $118,183)
MONEY MARKET FUNDS — 2.3%
1,355,724	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class - 4.71% (h)	1,355,724
	(Cost $1,355,724)
	Total Investments — 111.2%	67,024,491
	(Cost $67,803,338)

Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES SOLD SHORT — (0.7)%
	Pass-Through Securities — (0.7)%
	Federal National Mortgage Association
$(400,000)	Pool TBA	6.00%	11/15/54	(402,612)
	Total Investments Sold Short — (0.7)%			(402,612)
	(Proceeds $408,779)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
WRITTEN OPTIONS — (0.7)%
	Call Options Written — (0.2)%
(3)	SOFR 1-Year Mid-Curve Futures Call	$(719,513)	$96.50	03/14/25	(1,913)
(5)	U.S. 5-Year Treasury Futures Call	(536,172)	108.50	11/22/24	(1,055)
(2)	U.S. 5-Year Treasury Futures Call	(214,906)	111.00	02/21/25	(406)
(1)	U.S. 10-Year Treasury Futures Call	(110,469)	116.00	11/22/24	(31)
(6)	U.S. 10-Year Treasury Futures Call	(664,031)	114.00	02/21/25	(3,563)
(12)	U.S. Treasury Long Bond Futures Call	(1,415,625)	122.00	11/22/24	(6,750)
(5)	U.S. Treasury Long Bond Futures Call	(589,844)	124.00	11/22/24	(1,328)
See Notes to Financial Statements

First Trust Intermediate Government Opportunities ETF (MGOV)
Portfolio of Investments (Continued)
October 31, 2024
Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
WRITTEN OPTIONS (Continued)
	Call Options Written (Continued)
(5)	U.S. Treasury Long Bond Futures Call	$(589,844)	$125.00	11/22/24	$(859)
(15)	U.S. Treasury Long Bond Futures Call	(1,769,531)	128.00	11/22/24	(938)
(39)	U.S. Treasury Long Bond Futures Call	(4,609,313)	122.00	02/21/25	(77,391)
(9)	U.S. Treasury Long Bond Futures Call	(1,063,688)	124.00	02/21/25	(12,937)
(16)	U.S. Treasury Long Bond Futures Call	(1,891,000)	126.00	02/21/25	(16,500)
(5)	U.S. Treasury Long Bond Futures Call	(590,938)	130.00	02/21/25	(2,656)
	Total Call Options Written				(126,327)
	(Premiums received $231,178)
	Put Options Written — (0.5)%
(3)	SOFR 1-Year Mid-Curve Futures Put	(719,513)	94.50	03/14/25	(75)
(3)	U.S. 5-Year Treasury Futures Put	(321,703)	105.00	11/22/24	(211)
(4)	U.S. 5-Year Treasury Futures Put	(429,813)	107.50	02/21/25	(4,719)
(30)	U.S. 10-Year Treasury Futures Put	(3,314,063)	108.00	11/22/24	(7,031)
(2)	U.S. 10-Year Treasury Futures Put	(220,938)	112.50	11/22/24	(4,656)
(3)	U.S. 10-Year Treasury Futures Put	(331,406)	113.00	11/22/24	(8,250)
(7)	U.S. 10-Year Treasury Futures Put	(774,703)	110.00	02/21/25	(10,281)
(13)	U.S. 10-Year Treasury Futures Put	(1,438,734)	112.00	02/21/25	(32,297)
(1)	U.S. 10-Year Treasury Futures Put	(110,672)	113.00	02/21/25	(3,141)
(47)	U.S. Treasury Long Bond Futures Put	(5,544,531)	121.00	11/22/24	(179,922)
(2)	U.S. Treasury Long Bond Futures Put	(236,375)	118.00	02/21/25	(6,875)
(5)	U.S. Treasury Long Bond Futures Put	(590,938)	120.00	02/21/25	(22,500)
(2)	Ultra U.S. 10-Year Treasury Long Bond Futures Put	(227,500)	118.00	11/22/24	(8,812)
(4)	Ultra U.S. Treasury Long Bond Futures Put	(502,500)	128.00	11/22/24	(16,500)
	Total Put Options Written				(305,270)
	(Premiums received $99,372)
	Total Written Options				(431,597)
	(Premiums received $330,550)
	Net Other Assets and Liabilities — (9.8)%				(5,894,141)
	Net Assets — 100.0%				$60,296,141
Futures Contracts at October 31, 2024 (See Note 2D - Futures Contracts in the Notes to Financial Statements):

Futures Contracts Long	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)/ Value
U.S. 2-Year Treasury Notes	39	Dec-2024	$8,031,867	$(47,016)
U.S. 5-Year Treasury Notes	5	Dec-2024	536,172	(129)
U.S. Treasury Long Bond Futures	25	Dec-2024	2,949,219	(163,106)
Ultra U.S. Treasury Bond Futures	12	Dec-2024	1,507,500	(50,876)
			$13,024,758	$(261,127)

Futures Contracts Short
U.S. 10-Year Treasury Notes	12	Dec-2024	$(1,325,625)	$20,417
Ultra 10-Year U.S. Treasury Notes	64	Dec-2024	(7,280,000)	208,391
			$(8,605,625)	$228,808
		Total	$4,419,133	$(32,319)

See Notes to Financial Statements

First Trust Intermediate Government Opportunities ETF (MGOV)
Portfolio of Investments (Continued)
October 31, 2024
(a)
This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under
Rule 144A of the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P., the Fund’s advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At October 31, 2024, securities noted as such amounted to $1,492,853 or 2.5% of net assets.

(b)
This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures approved by the Trust’s Board of
Trustees, and in accordance with provisions of the Investment Company Act of 1940 and rules thereunder, as amended. At
October 31, 2024, securities noted as such are valued at $1,000,996 or 1.7% of net assets.

(c)	Floating or variable rate security.
(d)	Zero coupon security.
(e)	Weighted Average Coupon security. Coupon is based on the blended interest rate of the underlying holdings, which may have different coupons. The coupon may change in any period.
(f)	Collateral Strip Rate security. Coupon is based on the weighted net interest rate of the investment’s underlying collateral. The interest rate resets periodically.
(g)	When-issued security. The interest rate shown reflects the rate in effect at October 31, 2024. Interest will begin accruing on the security’s first settlement date.
(h)	Rate shown reflects yield as of October 31, 2024.

Abbreviations throughout the Portfolio of Investments:
CSA	– Credit Spread Adjustment
IO	– Interest-Only Security - Principal amount shown represents par value on which interest payments are based
PO	– Principal-Only Security
SOFR	– Secured Overnight Financing Rate
STRIPS	– Separate Trading of Registered Interest and Principal of Securities
TBA	– To-Be-Announced Security

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 10/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
U.S. Government Agency Mortgage-Backed Securities	$61,786,014	$—	$61,786,014	$—
U.S. Government Bonds and Notes	3,762,568	—	3,762,568	—
Exchange-Traded Funds*	120,185	120,185	—	—
Money Market Funds	1,355,724	1,355,724	—	—
Total Investments	67,024,491	1,475,909	65,548,582	—
Futures Contracts**	228,808	228,808	—	—
Total	$67,253,299	$1,704,717	$65,548,582	$—

See Notes to Financial Statements

First Trust Intermediate Government Opportunities ETF (MGOV)
Portfolio of Investments (Continued)
October 31, 2024
LIABILITIES TABLE
	Total Value at 10/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
U.S. Government Agency Mortgage-Backed Securities Sold Short	$(402,612)	$—	$(402,612)	$—
Written Options	(431,597)	(431,597)	—	—
Futures Contracts**	(261,127)	(261,127)	—	—
Total	$(1,095,336)	$(692,724)	$(402,612)	$—

*	See Portfolio of Investments for industry breakout.
**
Includes cumulative appreciation/depreciation on futures contracts as reported in the Futures Contracts table. Only the current day’s variation margin is presented on the Statement of Assets and Liabilities.

See Notes to Financial Statements

First Trust Intermediate Government Opportunities ETF (MGOV)
Statement of Assets and Liabilities
October 31, 2024

ASSETS:
Investments, at value	$67,024,491
Cash segregated as collateral	823,167
Receivables:
Investment securities sold	4,863,341
Capital shares sold	1,005,672
Interest	258,120
Variation margin	11,049
Dividends	8,149
Total Assets	73,993,989

LIABILITIES:
Investments sold short, at value	402,612
Options contracts written, at value	431,597
Payables:
Investment securities purchased	12,832,076
Investment advisory fees	31,563
Total Liabilities	13,697,848
NET ASSETS	$60,296,141

NET ASSETS consist of:
Paid-in capital	$60,853,726
Par value	30,000
Accumulated distributable earnings (loss)	(587,585)
NET ASSETS	$60,296,141
NET ASSET VALUE, per share	$20.10
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	3,000,002
Investments, at cost	$67,803,338
Investments sold short, proceeds	$408,779
Premiums received on options contracts written	$330,550
See Notes to Financial Statements

First Trust Intermediate Government Opportunities ETF (MGOV)
Statement of Operations
For the Year Ended October 31, 2024

INVESTMENT INCOME:
Interest	$1,866,576
Dividends	97,876
Total investment income	1,964,452

EXPENSES:
Investment advisory fees	208,405
Total expenses	208,405
NET INVESTMENT INCOME (LOSS)	1,756,047

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	159,790
Investments sold short	(14,698)
Purchased options contracts	(11,360)
Written options contracts	280,974
Futures contracts	(71,805)
Net realized gain (loss)	342,901
Net increase from payment by the advisor	71
Net change in unrealized appreciation (depreciation) on:
Investments	(271,172)
Investments sold short	(20,618)
Written options contracts	(32,768)
Futures contracts	(113,448)
Net change in unrealized appreciation (depreciation)	(438,006)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(95,034)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,661,013
See Notes to Financial Statements

First Trust Intermediate Government Opportunities ETF (MGOV)
Statements of Changes in Net Assets

	Year Ended 10/31/2024	Period Ended 10/31/2023 (a)
OPERATIONS:
Net investment income (loss)	$1,756,047	$165,913
Net realized gain (loss)	342,901	(403,213)
Net increase from payment by the advisor	71	—
Net change in unrealized appreciation (depreciation)	(438,006)	(468,039)
Net increase (decrease) in net assets resulting from operations	1,661,013	(705,339)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(1,432,379)	(112,500)
Return of capital	(237,123)	—
Total distributions to shareholders	(1,669,502)	(112,500)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	52,280,131	15,011,290
Cost of shares redeemed	(6,168,952)	—
Net increase (decrease) in net assets resulting from shareholder transactions	46,111,179	15,011,290
Total increase (decrease) in net assets	46,102,690	14,193,451

NET ASSETS:
Beginning of period	14,193,451	—
End of period	$60,296,141	$14,193,451

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	750,002	—
Shares sold	2,550,000	750,002
Shares redeemed	(300,000)	—
Shares outstanding, end of period	3,000,002	750,002

(a)	Inception date is August 2, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
See Notes to Financial Statements

First Trust Intermediate Government Opportunities ETF (MGOV)
Financial Highlights
For a share outstanding throughout each period

	Year Ended 10/31/2024	Period Ended 10/31/2023 (a)

Net asset value, beginning of period	$18.92	$20.00
Income from investment operations:
Net investment income (loss) (b)	1.10	0.22
Net realized and unrealized gain (loss)	1.06 (c) (d)	(1.15)
Total from investment operations	2.16	(0.93)
Distributions paid to shareholders from:
Net investment income	(0.84)	(0.15)
Return of capital	(0.14)	—
Total distributions	(0.98)	(0.15)
Net asset value, end of period	$20.10	$18.92
Total return (e)	11.51% (d)	(4.66)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$60,296	$14,193
Ratio of total expenses to average net assets (f)	0.65%	0.65% (g)
Ratio of net investment income (loss) to average net assets (f)	5.48%	4.63% (g)
Portfolio turnover rate (h)	344%	143% (i)

(a)	Inception date is August 2, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
The per share amount does not correlate with the aggregate realized and unrealized gain (loss) due to the timing of the Fund share sales and repurchases in relation to market value fluctuation of the underlying investments.

(d)	The Fund received a payment from the advisor in the amount of $71, which represents less than $0.01 per share. Since the advisor reimbursed the Fund, there was no effect on the Fund’s total return.
(e)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(f)
Ratio of total expenses to average net assets and ratio of net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of expenses and income of underlying investment companies in which the Fund invests.

(g)	Annualized.
(h)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(i)	The portfolio turnover rate not including mortgage dollar rolls was 121% for the period ended October 31, 2023.
See Notes to Financial Statements

Notes to Financial Statements
First Trust Intermediate Government Opportunities ETF (MGOV)
October 31, 2024

1. Organization
First Trust Exchange-Traded Fund IV (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on September 15, 2010, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
This report covers the First Trust Intermediate Government Opportunities ETF (the “Fund”), a non-diversified series of the Trust, which trades under the ticker “MGOV” on NYSE Arca, Inc. The Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
The Fund is an actively managed exchange-traded fund (“ETF”). The Fund’s investment objective is to seek to maximize long-term total return. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of debt securities issued or guaranteed by the U.S. government (including U.S. Treasury bonds, notes and bills), its agencies or government-sponsored entities (“Government Securities”). The Fund’s investments in Government Securities include publicly-issued U.S. Treasury securities and mortgage-related securities such as pass-through securities, collateralized mortgage obligations and commercial mortgage-backed securities. The Fund may also invest in exchange-traded funds that principally invest in Government Securities as well as futures contracts, options and swap agreements that utilize Government Securities as their reference asset. The Fund may purchase mortgage-related securities in “to-be-announced” (“TBA”) transactions, including mortgage dollar rolls. The Fund may invest in fixed or floating rate securities.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
U.S. government securities, mortgage-backed securities, asset-backed securities, and other debt securities are fair valued on the basis of valuations provided by a third-party pricing service approved by the Advisor’s Pricing Committee, which may use the following valuation inputs when available:
 1)
benchmark yields;
 2)
reported trades;
 3)
broker/dealer quotes;
 4)
issuer spreads;
 5)
benchmark securities;

Notes to Financial Statements (Continued)
First Trust Intermediate Government Opportunities ETF (MGOV)
October 31, 2024
 6)
bids and offers; and
 7)
reference data including market research publications.
Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots.
ETFs and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.
Shares of open-end funds are valued based on NAV per share.
Exchange-traded futures contracts are valued at the end of the day settlement price.
Exchange-traded options contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options contracts are valued at the mean of their most recent bid and ask price, if both are available. Options contracts traded in the over-the-counter market may be valued as follows, depending on the market in which the investment trades: (1) the mean of the most recent bid and ask price, if available; or (2) a price based on the equivalent exchange-traded option.
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
 1)
the credit conditions in the relevant market and changes thereto;
 2)
the liquidity conditions in the relevant market and changes thereto;
 3)
the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
 4)
issuer-specific conditions (such as significant credit deterioration); and
 5)
any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
 1)
the most recent price provided by a pricing service;
 2)
available market prices for the fixed-income security;
 3)
the fundamental business data relating to the borrower/issuer;
 4)
an evaluation of the forces which influence the market in which these securities are purchased and sold;
 5)
the type, size and cost of a security;
 6)
the financial statements of the borrower/issuer or the financial condition of the country of issue;
 7)
the credit quality and cash flow of the borrower/issuer, or country of issue, based on the Pricing Committee’s, sub-advisor’s or portfolio manager’s analysis, as applicable, or external analysis;

Notes to Financial Statements (Continued)
First Trust Intermediate Government Opportunities ETF (MGOV)
October 31, 2024
 8)
the information as to any transactions in or offers for the security;
 9)
the price and extent of public trading in similar securities of the borrower/issuer, or comparable companies;
10)
the coupon payments;
11)
the quality, value and salability of collateral, if any, securing the security;
12)
the business prospects of the borrower/issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the borrower’s/issuer’s management (for corporate debt only);
13)
the prospects for the borrower’s/issuer’s industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry (for corporate debt only);
14)
the borrower’s/issuer’s competitive position within the industry;
15)
the borrower’s/issuer’s ability to access additional liquidity through public and/or private markets; and
16)
other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•  Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•  Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o  Quoted prices for similar investments in active markets.
o  Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o  Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o  Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•  Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of October 31, 2024, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
The Fund invests in interest-only securities. For these securities, if there is a change in the estimated cash flows, based on an evaluation of current information, then the estimated yield is adjusted. Additionally, if the evaluation of current information indicates a permanent impairment of the security, the cost basis of the security is written down and a loss is recognized. Debt obligations may be placed on non-accrual status and the related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At October 31, 2024, the Fund held $376,747 of when-issued or delayed-delivery securities. At October 31, 2024, the Fund had no forward purchase commitments.

Notes to Financial Statements (Continued)
First Trust Intermediate Government Opportunities ETF (MGOV)
October 31, 2024
C. Short Sales
Short sales are utilized to manage interest rate and spread risk, and are transactions in which securities or other instruments (such as options, forwards, futures or other derivative contracts) are sold that are not currently owned in the Fund’s portfolio. When a Fund engages in a short sale, the Fund must borrow the security sold short and deliver the security to the counterparty. Short selling allows the Fund to profit from a decline in a market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. The Fund is charged a fee or premium to borrow the securities sold short and is obligated to repay the lenders of the securities. Any dividends or interest that accrues on the securities during the period of the loan are due to the lenders. A gain, limited to the price at which the security was sold short, or a loss, unlimited in size, will be recognized upon the termination of the short sale; which is effected by the Fund purchasing the security sold short and delivering the security to the lender. Any such gain or loss may be offset, completely or in part, by the change in the value of the long portion of the Fund’s portfolio. The Fund is subject to the risk it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.
D. Futures Contracts
The Fund may purchase or sell (i.e., is long or short) exchange-listed futures contracts to hedge against or gain exposure to changes in interest rates (interest rate risk). Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Open futures contracts can also be closed out prior to settlement by entering into an offsetting transaction in a matching futures contract. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain margin deposits on the futures contract. When the contract is closed or expires, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired. This gain or loss is included in “Net realized gain (loss) on futures contracts” on the Statement of Operations.
Upon entering into a futures contract, the Fund must deposit funds, called margin, with its custodian in the name of the clearing broker equal to a specified percentage of the current value of the contract. Open futures contracts are marked-to-market daily with the change in value recognized as a component of “Net change in unrealized appreciation (depreciation) on futures contracts” on the Statement of Operations. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are included in “Variation margin” payable or receivable on the Statement of Assets and Liabilities.
If market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, interest rates and the underlying instruments.
E. Options Contracts
The Fund may invest in exchange-listed options on U.S. Treasury securities, exchange-listed options on U.S. Treasury futures contracts, exchange-listed U.S. Treasury futures contracts and exchange-listed options on secured overnight financing rate futures contracts. The Fund uses derivative instruments primarily to hedge interest rate risk and actively manage interest rate exposure. The primary risk exposure is interest rate risk.
The Fund may purchase (buy) or write (sell) put and call options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Prior to exercise or expiration, a futures option contract may be closed out by an offsetting purchase or sale of a futures option of the same series. When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in “Options contracts written, at value” on the Statement of Assets and Liabilities. When the Fund purchases (buys) an option, the premium paid represents the cost of the option, which is included in “Premiums paid on options contracts purchased” on the Statement of Assets and Liabilities. Options are marked-to-market daily and their value is affected by changes in the value of the underlying security, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying securities, and the remaining time to the option’s expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or the trading volume diminishes.

Notes to Financial Statements (Continued)
First Trust Intermediate Government Opportunities ETF (MGOV)
October 31, 2024
The Fund uses options on futures contracts in connection with hedging strategies. Generally, these strategies are applied under the same market and market sector conditions in which the Fund uses put and call options on securities. The purchase of put options on futures contracts is analogous to the purchase of puts on securities so as to hedge the Fund’s securities holdings against the risk of declining market prices. The writing of a call option or the purchasing of a put option on a futures contract constitutes a partial hedge against declining prices of securities which are deliverable upon exercise of the futures contract. If the price at expiration of a written call option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund’s holdings of securities. If the price when the option is exercised is above the exercise price, however, the Fund will incur a loss, which may be offset, in whole or in part, by the increase in the value of the securities held by the Fund that were being hedged. Writing a put option or purchasing a call option on a futures contract serves as a partial hedge against an increase in the value of the securities the Fund intends to acquire. Realized gains and losses on written options are included in “Net realized gain (loss) on written options contracts” on the Statement of Operations. Realized gains and losses on purchased options are included in “Net realized gain (loss) on purchased options contracts” on the Statement of Operations.
The Fund is required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund. The Fund will pledge in a segregated account at the Fund’s custodian, liquid assets, such as cash, U.S. government securities or other high-grade liquid debt obligations equal in value to the amount due on the underlying obligation. Such segregated assets will be marked-to-market daily, and additional assets will be pledged in the segregated account whenever the total value of the pledged assets falls below the amount due on the underlying obligation.
The risks associated with the use of options on future contracts include the risk that the Fund may close out its position as a writer of an option only if a liquid secondary market exists for such options, which cannot be assured. The Fund’s successful use of options on futures contracts depends on the Advisor’s ability to correctly predict the movement in prices on futures contracts and the underlying instruments, which may prove to be incorrect. In addition, there may be imperfect correlation between the instruments being hedged and the futures contract subject to option.
F. Interest-Only Securities
An interest-only security (“IO Security”) is the interest-only portion of a mortgage-backed security that receives some or all of the interest portion of the underlying mortgage-backed security and little or no principal. A reference principal value called a notional value is used to calculate the amount of interest due to the IO Security. IO Securities are sold at a deep discount to their notional principal amount. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of an IO Security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of an IO Security will rise. These securities, if any, are identified on the Portfolio of Investments.
G. Principal-Only Securities
A principal-only security (“PO Security”) is the principal-only portion of a mortgage-backed security that does not receive any interest, is priced at a deep discount to its redemption value and ultimately receives the redemption value. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of a PO Security will rise. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of a PO Security will fall. These securities, if any, are identified on the Portfolio of Investments.
H. Stripped Mortgage-Backed Securities
Stripped mortgage-backed securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security’s principal or interest payments. Mortgage-backed securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security known as an IO Security and all of the principal is distributed to holders of another type of security known as a PO Security. These securities, if any, are identified on the Portfolio of Investments.
I. Mortgage Dollar Rolls and TBA Transactions
The Fund may invest, without limitation, in mortgage dollar rolls. The Fund intends to enter into mortgage dollar rolls only with high quality securities dealers and banks, as determined by the Fund’s investment advisor. In a mortgage dollar roll, the Fund will sell (or

Notes to Financial Statements (Continued)
First Trust Intermediate Government Opportunities ETF (MGOV)
October 31, 2024
buy) mortgage-backed securities for delivery on a specified date and simultaneously contract to repurchase (or sell) substantially similar (same type, coupon and maturity) securities on a future date. Mortgage dollar rolls are recorded as separate purchases and sales in the Fund. The Fund may also invest in TBA Transactions. A TBA Transaction is a method of trading mortgage-backed securities. TBA Transactions generally are conducted in accordance with widely-accepted guidelines which establish commonly observed terms and conditions for execution, settlement and delivery. In a TBA Transaction, the buyer and the seller agree on general trade parameters such as agency, settlement date, par amount and price.
J. Dividends and Distributions to Shareholders
Dividends from net investment income of the Fund, if any, are declared and paid monthly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom the shares were purchased makes such option available. Such shares will generally be reinvested by the broker based upon the market price of those shares and investors may be subject to customary brokerage commissions charged by the broker.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid during the fiscal year ended October 31, 2024 and period ended October 31, 2023 was as follows:

Distributions paid from:	2024	2023
Ordinary income	$1,432,379	$112,500
Capital gains	—	—
Return of capital	237,123	—
As of October 31, 2024, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed ordinary income	$—
Accumulated capital and other gain (loss)	(83,862)
Net unrealized appreciation (depreciation)	(503,723)
K. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2023 and 2024 remain open to federal and state audit. As of October 31, 2024, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2024, for federal income tax purposes, the Fund had $83,862 of non-

Notes to Financial Statements (Continued)
First Trust Intermediate Government Opportunities ETF (MGOV)
October 31, 2024
expiring capital loss carryforwards available, to the extent provided by regulations, to offset future capital gains. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to the Fund’s shareholders.
During the fiscal year ended October 31, 2024, the Fund utilized $258,735 of non-expiring capital loss carryforwards.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2024, the Fund had no net late year ordinary or capital losses.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31, 2024, the adjustments for the Fund were as follows:

Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-In Capital
$(5,396)	$5,396	$—
As of October 31, 2024, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:

Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$66,661,686	$812,771	$(1,316,494)	$(503,723)
L. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund’s portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust manages the investment of the Fund’s assets and is responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit, and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The annual unitary management fee payable by the Fund to First Trust for these services will be reduced at certain levels of the Fund’s net assets (“breakpoints”) and calculated pursuant to the following schedule:

Notes to Financial Statements (Continued)
First Trust Intermediate Government Opportunities ETF (MGOV)
October 31, 2024
Breakpoints
Fund net assets up to and including $2.5 billion	0.65000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.63375%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.61750%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.60125%
Fund net assets greater than $10 billion up to and including $15 billion	0.58500%
Fund net assets greater than $15 billion	0.55250%
During the fiscal year ended October 31, 2024, the Fund received a payment from the Advisor in the amount of $71 in connection with a trade error.
The Trust has multiple service agreements with The Bank of New York Mellon (“BNY”). Under the service agreements, BNY performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BNY is responsible for custody of the Fund’s assets. As fund accountant and administrator, BNY is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BNY is responsible for maintaining shareholder records for the Fund. BNY is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee, the Vice Chair of the Audit Committee, the Lead Independent Trustee and the Vice Lead Independent Trustee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Committee Chairs, the Audit Committee Vice Chair, the Lead Independent Trustee and the Vice Lead Independent Trustee rotate periodically in serving in such capacities. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
The costs of purchases of U.S. Government securities and non-U.S. Government securities, excluding short-term investments and investments sold short, for the fiscal year ended October 31, 2024, were $127,307,302 and $138,266, respectively. The proceeds from sales and paydowns of U.S. Government securities and non-U.S. Government securities, excluding short-term investments and investments sold short, for the fiscal year ended October 31, 2024 were $82,446,965 and $20,031, respectively. The cost of purchases to cover short sales and the proceeds of short sales were $38,687,921 and $38,626,146, respectively.
For the fiscal year ended October 31, 2024, the Fund had no in-kind transactions.
5. Derivative Transactions
The following table presents the types of derivatives held by the Fund at October 31, 2024, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.

		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Options contracts	Interest Rate Risk	Options contracts purchased, at value	$—	Options contracts written, at value	$431,597
Futures contracts	Interest Rate Risk	Unrealized appreciation on futures contracts*	228,808	Unrealized depreciation on futures contracts*	261,127

*
Includes cumulative appreciation/depreciation on futures contracts as reported in the Fund’s Portfolio of Investments. Only the current day’s variation margin is presented on the Statement of Assets and Liabilities.

Notes to Financial Statements (Continued)
First Trust Intermediate Government Opportunities ETF (MGOV)
October 31, 2024
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended October 31, 2024, on derivative instruments, as well as the primary underlying risk exposure associated with the instruments.

Statement of Operations Location
Interest Rate Risk Exposure
Net realized gain (loss) on:
Purchased options contracts	$(11,360)
Written options contracts	280,974
Futures contracts	(71,805)
Net change in unrealized appreciation (depreciation) on:
Written options contracts	(32,768)
Futures contracts	(113,448)
The average notional value of futures contracts outstanding during the fiscal year ended October 31, 2024, which is indicative of the volume of this derivative type, was $12,377,528.
During the fiscal year ended October 31, 2024, the premiums for purchased options contracts opened were $11,360 and the premiums for purchased options contracts closed, exercised and expired were $11,360.
During the fiscal year ended October 31, 2024, the premiums for written options contracts opened were $738,466 and the premiums for written options contracts closed, exercised and expired were $444,020.
The Fund does not have the right to offset financial assets and financial liabilities related to futures and options contracts on the Statement of Assets and Liabilities.
6. Creations, Redemptions and Transaction Fees
The Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with the Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in Creation Units. Prior to the start of trading on every business day, the Fund publishes through the National Securities Clearing Corporation the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of the Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of the Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in the Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of the Fund’s shares at or close to the NAV per share of the Fund.
The Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
The Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized

Notes to Financial Statements (Continued)
First Trust Intermediate Government Opportunities ETF (MGOV)
October 31, 2024
Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by the Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
7. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before March 31, 2026.
8. Indemnification
The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
9. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund IV:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of First Trust Intermediate Government Opportunities ETF (the “Fund”), one of the funds constituting the First Trust Exchange-Traded Fund IV, as of October 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended, and for the period from August 2, 2023 (commencement of investment operations) through October 31, 2023, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2024, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from August 2, 2023 (commencement of investment operations) through October 31, 2023, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche, LLP
Chicago, Illinois
December 20, 2024
We have served as the auditor of one or more First Trust investment companies since 2001.

Other Information
First Trust Intermediate Government Opportunities ETF (MGOV)
October 31, 2024 (Unaudited)

Changes in and Disagreements with Accountants (Item 8 of Form N-CSR)
There were no changes in or disagreements with the Fund’s accountants during the fiscal year ended October 31, 2024.
Proxy Disclosures (Item 9 of Form N-CSR)
There were no matters submitted for vote by shareholders of the Fund during the fiscal year ended October 31, 2024.
Remuneration Paid to Directors, Officers, and Others (Item 10 of Form N-CSR)
Independent Trustees and any member of any advisory board of the Fund are compensated through the unitary management fee paid by the Fund to the advisor and not directly by the Fund. The investment advisory fee paid is included in the Statement of Operations.
Statement Regarding the Basis for the Board’s Approval of Investment Advisory Contract (Item 11 of Form N-CSR)
Not applicable.
Federal Tax Information
Distributions paid to foreign shareholders during the Fund’s fiscal year ended October 31, 2024 that were properly designated by the Fund as “interest-related dividends” or “short-term capital gain dividends,” may not be subject to federal income tax provided that the income was earned directly by such foreign shareholders.
Of the ordinary income (including short-term capital gain) distributions made by the Fund during the fiscal year ended October 31, 2024, none qualify for the corporate dividends received deduction available to corporate shareholders or as qualified dividend income.

Annual Financial Statements and Other Information
For the Period Ended October 31, 2024

First Trust Exchange-Traded Fund IV

FT Vest Rising Dividend Achievers Target Income ETF (RDVI)
FT Vest SMID Rising Dividend Achievers Target Income ETF (SDVD)
FT Vest Technology Dividend Target Income ETF (TDVI)
FT Vest Dow Jones Internet & Target Income ETF (FDND)

First Trust Exchange-Traded Fund IV
Annual Financial Statements and Other Information
October 31, 2024
Performance and Risk Disclosure
There is no assurance that any series of First Trust Exchange-Traded Fund IV (the “Trust”) described in this report (each such series is referred to as a “Fund” and collectively, as the “Funds”) will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
First Trust Advisors L.P., the Funds’ advisor, may also periodically provide additional information on Fund performance on each Fund’s webpage at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data that provides insight into each Fund’s performance and investment approach.
The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information, and other Fund regulatory filings.

FT Vest Rising Dividend Achievers Target Income ETF (RDVI)
Portfolio of Investments
October 31, 2024

Shares	Description	Value
COMMON STOCKS — 99.8%
	Banks — 12.7%
701,390	Bank of America Corp. (a)	$29,332,130
341,683	East West Bancorp, Inc. (a)	33,310,675
654,213	Fifth Third Bancorp (a)	28,576,024
134,349	JPMorgan Chase & Co. (a)	29,814,730
158,049	M&T Bank Corp. (a)	30,768,979
1,223,110	Regions Financial Corp. (a)	29,195,636
		180,998,174
	Chemicals — 2.0%
342,769	CF Industries Holdings, Inc. (a)	28,185,895
	Communications Equipment — 2.1%
544,227	Cisco Systems, Inc. (a)	29,807,313
	Consumer Finance — 10.3%
104,821	American Express Co. (a)	28,310,056
185,740	Capital One Financial Corp. (a)	30,236,615
199,579	Discover Financial Services (a)	29,623,511
1,285,037	SLM Corp. (a)	28,309,365
555,902	Synchrony Financial (a)	30,652,436
		147,131,983
	Financial Services — 12.2%
670,120	Equitable Holdings, Inc. (a)	30,383,241
308,873	Jackson Financial, Inc., Class A (a)	30,871,856
57,562	Mastercard, Inc., Class A (a)	28,757,400
1,107,776	MGIC Investment Corp. (a)	27,738,711
802,619	Radian Group, Inc. (a)	28,019,429
99,586	Visa, Inc., Class A (a)	28,865,002
		174,635,639
	Ground Transportation — 2.1%
146,661	Old Dominion Freight Line, Inc. (a)	29,525,793
	Health Care Providers & Services — 1.5%
52,546	Elevance Health, Inc. (a)	21,321,065
	Household Durables — 5.9%
146,518	D.R. Horton, Inc. (a)	24,761,542
165,465	Garmin Ltd. (a)	32,819,983
153,826	Lennar Corp., Class A (a)	26,196,568
		83,778,093
	Insurance — 5.7%
262,733	Aflac, Inc. (a)	27,531,791
97,236	Chubb Ltd. (a)	27,463,336
243,387	Hartford Financial Services Group (The), Inc. (a)	26,879,660
		81,874,787
	IT Services — 4.0%
84,605	Accenture PLC, Class A (a)	29,173,496
375,868	Cognizant Technology Solutions Corp., Class A (a)	28,035,994
		57,209,490
	Machinery — 6.6%
383,326	Mueller Industries, Inc. (a)	31,421,232
See Notes to Financial Statements

FT Vest Rising Dividend Achievers Target Income ETF (RDVI)
Portfolio of Investments (Continued)
October 31, 2024
Shares	Description	Value
COMMON STOCKS (Continued)
	Machinery (Continued)
286,513	PACCAR, Inc. (a)	$29,877,576
100,032	Snap-on, Inc. (a)	33,023,564
		94,322,372
	Media — 3.8%
912,404	Interpublic Group of (The) Cos., Inc. (a)	26,824,678
277,424	Omnicom Group, Inc. (a)	28,019,824
		54,844,502
	Metals & Mining — 6.1%
194,145	Nucor Corp. (a)	27,537,527
100,458	Reliance, Inc. (a)	28,765,143
238,932	Steel Dynamics, Inc. (a)	31,180,626
		87,483,296
	Oil, Gas & Consumable Fuels — 10.0%
536,349	California Resources Corp. (a)	27,874,057
225,636	EOG Resources, Inc. (a)	27,518,567
359,863	Expand Energy Corp. (a)	30,487,593
245,712	Exxon Mobil Corp. (a)	28,694,247
1,088,970	Magnolia Oil & Gas Corp., Class A (a)	27,529,162
		142,103,626
	Semiconductors & Semiconductor Equipment — 7.5%
148,775	Applied Materials, Inc. (a)	27,014,564
37,578	KLA Corp. (a)	25,035,591
369,803	Lam Research Corp. (a)	27,494,853
166,545	QUALCOMM, Inc. (a)	27,108,530
		106,653,538
	Software — 1.8%
64,856	Microsoft Corp. (a)	26,354,236
	Specialty Retail — 1.8%
190,210	Williams-Sonoma, Inc. (a)	25,512,867
	Technology Hardware, Storage & Peripherals — 1.9%
122,825	Apple, Inc. (a)	27,747,396
	Textiles, Apparel & Luxury Goods — 1.8%
329,508	NIKE, Inc., Class B (a)	25,414,952
	Total Common Stocks	1,424,905,017
	(Cost $1,366,418,458)
MONEY MARKET FUNDS — 0.2%
3,733,921	Dreyfus Government Cash Management Fund, Institutional Shares - 4.76% (b)	3,733,921
	(Cost $3,733,921)
	Total Investments — 100.0%	1,428,638,938
	(Cost $1,370,152,379)

See Notes to Financial Statements

FT Vest Rising Dividend Achievers Target Income ETF (RDVI)
Portfolio of Investments (Continued)
October 31, 2024
Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
WRITTEN OPTIONS — (0.0)%
	Call Options Written — (0.0)%
(3,991)	S&P 500 Weeklys	$(2,277,045,095)	$580.00	11/01/24	$(39,910)
	(Premiums received $1,804,712)
	Net Other Assets and Liabilities — (0.0)%				(383,876)
	Net Assets — 100.0%				$1,428,215,152

(a)	All or a portion of this security is held as collateral for the options written. At October 31, 2024, the value of these securities amounts to $59,536,462.
(b)	Rate shown reflects yield as of October 31, 2024.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 10/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$1,424,905,017	$1,424,905,017	$—	$—
Money Market Funds	3,733,921	3,733,921	—	—
Total Investments	$1,428,638,938	$1,428,638,938	$—	$—

LIABILITIES TABLE
	Total Value at 10/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(39,910)	$(39,910)	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

FT Vest SMID Rising Dividend Achievers Target Income ETF (SDVD)
Portfolio of Investments
October 31, 2024

Shares	Description	Value
COMMON STOCKS — 99.7%
	Air Freight & Logistics — 1.0%
12,985	Expeditors International of Washington, Inc. (a)	$1,545,215
	Automobile Components — 1.9%
14,976	Lear Corp. (a)	1,434,102
31,762	Phinia, Inc. (a)	1,479,474
		2,913,576
	Automobiles — 1.0%
27,374	Winnebago Industries, Inc. (a)	1,534,039
	Banks — 16.2%
37,541	Bank OZK (a)	1,642,419
50,349	Cadence Bank (a)	1,683,167
38,941	Citizens Financial Group, Inc. (a)	1,640,195
26,660	Comerica, Inc. (a)	1,698,509
19,558	East West Bancorp, Inc. (a)	1,906,710
95,161	Eastern Bankshares, Inc. (a)	1,553,979
37,469	Fifth Third Bancorp (a)	1,636,646
77,796	First BanCorp (a)	1,499,907
109,126	Huntington Bancshares, Inc. (a)	1,701,274
26,182	International Bancshares Corp. (a)	1,603,909
15,972	Popular, Inc. (a)	1,425,182
70,029	Regions Financial Corp. (a)	1,671,592
35,959	Synovus Financial Corp. (a)	1,793,275
14,807	Wintrust Financial Corp. (a)	1,715,983
33,798	Zions Bancorp N.A. (a)	1,759,524
		24,932,271
	Building Products — 4.0%
19,469	A.O. Smith Corp. (a)	1,462,122
10,555	Advanced Drainage Systems, Inc. (a)	1,581,983
9,150	Owens Corning (a)	1,617,629
12,280	UFP Industries, Inc. (a)	1,502,335
		6,164,069
	Capital Markets — 1.1%
78,506	Franklin Resources, Inc. (a)	1,630,570
	Chemicals — 2.0%
19,565	CF Industries Holdings, Inc. (a)	1,608,830
11,229	Westlake Corp. (a)	1,481,554
		3,090,384
	Construction & Engineering — 2.2%
4,220	Comfort Systems USA, Inc. (a)	1,650,189
3,723	EMCOR Group, Inc. (a)	1,660,718
		3,310,907
	Consumer Finance — 3.3%
46,862	Ally Financial, Inc. (a)	1,642,513
73,371	SLM Corp. (a)	1,616,363
31,753	Synchrony Financial (a)	1,750,861
		5,009,737
	Diversified Consumer Services — 1.0%
71,967	Perdoceo Education Corp. (a)	1,608,463
See Notes to Financial Statements

FT Vest SMID Rising Dividend Achievers Target Income ETF (SDVD)
Portfolio of Investments (Continued)
October 31, 2024
Shares	Description	Value
COMMON STOCKS (Continued)
	Electronic Equipment, Instruments & Components — 1.0%
87,340	Vishay Intertechnology, Inc. (a)	$1,481,286
	Energy Equipment & Services — 2.9%
70,728	Atlas Energy Solutions, Inc. (a)	1,384,147
25,570	Cactus, Inc., Class A (a)	1,516,045
141,021	Select Water Solutions, Inc. (a)	1,494,823
		4,395,015
	Entertainment — 1.1%
58,046	Endeavor Group Holdings, Inc., Class A (a)	1,711,777
	Financial Services — 7.7%
58,132	Corebridge Financial, Inc. (a)	1,846,854
38,299	Equitable Holdings, Inc. (a)	1,736,477
25,297	Essent Group Ltd. (a)	1,518,073
17,618	Jackson Financial, Inc., Class A (a)	1,760,919
63,407	MGIC Investment Corp. (a)	1,587,711
45,947	Radian Group, Inc. (a)	1,604,010
21,155	Voya Financial, Inc. (a)	1,698,746
		11,752,790
	Food Products — 1.2%
21,688	Cal-Maine Foods, Inc. (a)	1,903,773
	Ground Transportation — 1.0%
8,994	Landstar System, Inc. (a)	1,580,875
	Household Durables — 6.9%
15,402	Century Communities, Inc. (a)	1,365,541
9,452	Garmin Ltd. (a)	1,874,804
6,711	Installed Building Products, Inc. (a)	1,455,616
18,309	KB Home (a)	1,437,257
7,822	Meritage Homes Corp. (a)	1,417,346
11,303	PulteGroup, Inc. (a)	1,464,078
10,644	Toll Brothers, Inc. (a)	1,558,707
		10,573,349
	Insurance — 5.2%
11,812	American Financial Group, Inc. (a)	1,522,921
11,944	Cincinnati Financial Corp. (a)	1,682,074
4,150	Everest Group Ltd. (a)	1,475,781
7,395	Reinsurance Group of America, Inc. (a)	1,560,937
28,214	Unum Group (a)	1,810,774
		8,052,487
	Machinery — 9.8%
16,983	AGCO Corp. (a)	1,695,583
10,566	Crane Co. (a)	1,661,820
19,085	Graco, Inc. (a)	1,554,473
7,717	IDEX Corp. (a)	1,656,377
11,194	ITT, Inc. (a)	1,568,503
8,800	Lincoln Electric Holdings, Inc. (a)	1,694,528
21,810	Mueller Industries, Inc. (a)	1,787,766
5,728	Snap-on, Inc. (a)	1,890,985
30,821	Terex Corp. (a)	1,593,754
		15,103,789
See Notes to Financial Statements

FT Vest SMID Rising Dividend Achievers Target Income ETF (SDVD)
Portfolio of Investments (Continued)
October 31, 2024
Shares	Description	Value
COMMON STOCKS (Continued)
	Marine Transportation — 1.2%
11,701	Matson, Inc. (a)	$1,812,368
	Media — 2.0%
52,003	Interpublic Group of (The) Cos., Inc. (a)	1,528,888
15,879	Omnicom Group, Inc. (a)	1,603,779
		3,132,667
	Metals & Mining — 3.3%
30,328	Commercial Metals Co. (a)	1,631,646
5,741	Reliance, Inc. (a)	1,643,878
13,644	Steel Dynamics, Inc. (a)	1,780,542
		5,056,066
	Oil, Gas & Consumable Fuels — 6.5%
30,742	California Resources Corp. (a)	1,597,662
20,720	Expand Energy Corp. (a)	1,755,398
34,862	HF Sinclair Corp. (a)	1,346,022
62,480	Magnolia Oil & Gas Corp., Class A (a)	1,579,494
38,534	SM Energy Co. (a)	1,617,272
1,744	Texas Pacific Land Corp. (a)	2,033,504
		9,929,352
	Paper & Forest Products — 1.0%
18,821	Sylvamo Corp. (a)	1,600,161
	Professional Services — 4.2%
42,079	Genpact Ltd. (a)	1,606,155
17,577	Insperity, Inc. (a)	1,384,540
12,810	Jacobs Solutions, Inc. (a)	1,800,830
24,396	Robert Half, Inc. (a)	1,661,612
		6,453,137
	Semiconductors & Semiconductor Equipment — 0.9%
51,842	Amkor Technology, Inc. (a)	1,319,379
	Specialty Retail — 2.9%
36,818	Buckle (The), Inc. (a)	1,566,974
7,619	Dick’s Sporting Goods, Inc. (a)	1,491,419
10,882	Williams-Sonoma, Inc. (a)	1,459,603
		4,517,996
	Technology Hardware, Storage & Peripherals — 2.1%
13,739	Dell Technologies, Inc., Class C (a)	1,698,553
13,372	NetApp, Inc. (a)	1,541,925
		3,240,478
	Textiles, Apparel & Luxury Goods — 4.1%
24,166	Carter’s, Inc. (a)	1,321,880
20,633	Kontoor Brands, Inc. (a)	1,766,804
8,781	Ralph Lauren Corp. (a)	1,738,023
33,944	Steven Madden Ltd.	1,526,462
		6,353,169
	Trading Companies & Distributors — 1.0%
11,296	Boise Cascade Co. (a)	1,502,707
	Total Common Stocks	153,211,852
	(Cost $152,301,093)
See Notes to Financial Statements

FT Vest SMID Rising Dividend Achievers Target Income ETF (SDVD)
Portfolio of Investments (Continued)
October 31, 2024
Shares	Description	Value
MONEY MARKET FUNDS — 0.3%
427,985	Dreyfus Government Cash Management Fund, Institutional Shares - 4.76% (b)	$427,985
	(Cost $427,985)
	Total Investments — 100.0%	153,639,837
	(Cost $152,729,078)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
WRITTEN OPTIONS — (0.1)%
	Call Options Written — (0.1)%
(73)	Russell 2000® Index	$(16,035,560)	$2,210.00	11/01/24	(75,190)
	(Premiums received $191,854)
	Net Other Assets and Liabilities — 0.1%				82,583
	Net Assets — 100.0%				$153,647,230

(a)	All or a portion of this security is held as collateral for the options written. At October 31, 2024, the value of these securities amounts to $7,154,872.
(b)	Rate shown reflects yield as of October 31, 2024.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 10/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$153,211,852	$153,211,852	$—	$—
Money Market Funds	427,985	427,985	—	—
Total Investments	$153,639,837	$153,639,837	$—	$—

LIABILITIES TABLE
	Total Value at 10/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(75,190)	$(75,190)	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

FT Vest Technology Dividend Target Income ETF (TDVI)
Portfolio of Investments
October 31, 2024

Shares	Description	Value
COMMON STOCKS — 99.6%
	Communications Equipment — 5.0%
16,645	Cisco Systems, Inc. (a)	$911,646
1,694	Motorola Solutions, Inc. (a)	761,199
24,947	Nokia Oyj, ADR (a)	117,500
11,857	Telefonaktiebolaget LM Ericsson, ADR	99,362
881	Ubiquiti, Inc. (a)	234,073
		2,123,780
	Diversified Telecommunication Services — 9.3%
42,269	AT&T, Inc. (a)	952,743
24,033	BCE, Inc. (a)	775,305
3,160	Cogent Communications Holdings, Inc. (a)	253,653
2,860	Iridium Communications, Inc.	83,884
6,434	KT Corp., ADR	101,207
6,416	Telefonica Brasil S.A., ADR	58,450
10,667	Telefonica S.A., ADR (a)	49,388
52,115	TELUS Corp. (a)	823,938
20,132	Verizon Communications, Inc. (a)	848,161
		3,946,729
	Electronic Equipment, Instruments & Components — 5.0%
5,660	Amphenol Corp., Class A (a)	379,333
1,441	Avnet, Inc. (a)	78,117
410	Benchmark Electronics, Inc. (a)	17,753
1,056	CDW Corp. (a)	198,771
16,683	Corning, Inc. (a)	793,944
97	PC Connection, Inc.	6,174
796	TD SYNNEX Corp. (a)	91,818
3,488	TE Connectivity PLC (a)	514,201
1,804	Vishay Intertechnology, Inc. (a)	30,596
		2,110,707
	Health Care Technology — 0.0%
98	Simulations Plus, Inc.	2,668
	Interactive Media & Services — 0.3%
3,364	Autohome, Inc., ADR (a)	94,528
821	Shutterstock, Inc. (a)	26,346
		120,874
	IT Services — 9.8%
1,748	Amdocs Ltd. (a)	153,378
5,476	Cognizant Technology Solutions Corp., Class A (a)	408,455
336	Hackett Group (The), Inc. (a)	8,172
7,881	Infosys Ltd., ADR (a)	164,792
16,641	International Business Machines Corp. (a)	3,440,027
		4,174,824
	Media — 2.4%
219	Cable One, Inc. (a)	74,802
21,257	Comcast Corp., Class A (a)	928,293
		1,003,095
	Professional Services — 1.5%
765	Concentrix Corp.	32,520
515	CSG Systems International, Inc. (a)	24,004
See Notes to Financial Statements

FT Vest Technology Dividend Target Income ETF (TDVI)
Portfolio of Investments (Continued)
October 31, 2024
Shares	Description	Value
COMMON STOCKS (Continued)
	Professional Services (Continued)
5,363	Dun & Bradstreet Holdings, Inc. (a)	$63,766
797	KBR, Inc. (a)	53,407
930	Leidos Holdings, Inc. (a)	170,339
377	Paycom Software, Inc.	78,804
422	Science Applications International Corp. (a)	60,891
2,285	SS&C Technologies Holdings, Inc. (a)	159,790
		643,521
	Semiconductors & Semiconductor Equipment — 36.3%
1,699	Amkor Technology, Inc. (a)	43,239
5,482	Analog Devices, Inc. (a)	1,223,089
4,140	Applied Materials, Inc. (a)	751,741
623	ASML Holding N.V.	418,999
20,665	Broadcom, Inc. (a)	3,508,297
482	Camtek Ltd.	38,348
674	KLA Corp. (a)	449,039
716	Kulicke & Soffa Industries, Inc. (a)	32,120
9,226	Lam Research Corp. (a)	685,953
8,329	Microchip Technology, Inc. (a)	611,099
171	Monolithic Power Systems, Inc. (a)	129,840
2,935	NXP Semiconductors N.V. (a)	688,257
488	Power Integrations, Inc. (a)	29,490
9,597	QUALCOMM, Inc. (a)	1,562,104
580	Silicon Motion Technology Corp., ADR	31,210
2,889	Skyworks Solutions, Inc. (a)	253,019
467	STMicroelectronics N.V.	12,674
9,170	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (a)	1,747,252
15,288	Texas Instruments, Inc. (a)	3,105,910
270	Universal Display Corp. (a)	48,686
		15,370,366
	Software — 20.2%
938	A10 Networks, Inc. (a)	13,742
1,259	Adeia, Inc. (a)	15,649
773	Clear Secure, Inc., Class A	28,431
711	Dolby Laboratories, Inc., Class A (a)	51,832
8,471	Gen Digital, Inc. (a)	246,591
342	InterDigital, Inc. (a)	51,450
1,162	Intuit, Inc. (a)	709,169
8,065	Microsoft Corp. (a)	3,277,213
6,138	Open Text Corp. (a)	184,140
21,539	Oracle Corp. (a)	3,615,106
376	Progress Software Corp. (a)	24,098
414	Roper Technologies, Inc. (a)	222,620
493	SAP SE, ADR (a)	115,184
601	Sapiens International Corp. N.V.	22,165
		8,577,390
	Technology Hardware, Storage & Peripherals — 6.0%
3,176	Dell Technologies, Inc., Class C (a)	392,649
24,927	Hewlett Packard Enterprise Co. (a)	485,827
21,137	HP, Inc. (a)	750,786
See Notes to Financial Statements

FT Vest Technology Dividend Target Income ETF (TDVI)
Portfolio of Investments (Continued)
October 31, 2024
Shares	Description	Value
COMMON STOCKS (Continued)
	Technology Hardware, Storage & Peripherals (Continued)
1,421	Logitech International S.A. (a)	$116,096
2,496	NetApp, Inc. (a)	287,814
4,308	Seagate Technology Holdings PLC (a)	432,394
7,994	Xerox Holdings Corp. (a)	65,311
		2,530,877
	Wireless Telecommunication Services — 3.8%
17,943	Rogers Communications, Inc., Class B (a)	651,690
4,235	T-Mobile US, Inc.	945,082
1,001	Turkcell Iletisim Hizmetleri A/S, ADR	6,146
		1,602,918
	Total Common Stocks	42,207,749
	(Cost $41,639,265)
MONEY MARKET FUNDS — 0.3%
141,102	Dreyfus Government Cash Management Fund, Institutional Shares - 4.76% (b)	141,102
	(Cost $141,102)
	Total Investments — 99.9%	42,348,851
	(Cost $41,780,367)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
WRITTEN OPTIONS — (0.0)%
	Call Options Written — (0.0)%
(103)	S&P 500® Mini Index	$(5,876,562)	$581.00	11/01/24	(1,339)
	(Premiums received $51,210)
	Net Other Assets and Liabilities — 0.1%				51,798
	Net Assets — 100.0%				$42,399,310

(a)	All or a portion of this security is held as collateral for the options written. At October 31, 2024, the value of these securities amounts to $2,242,631.
(b)	Rate shown reflects yield as of October 31, 2024.

Abbreviations throughout the Portfolio of Investments:
ADR	– American Depositary Receipt
See Notes to Financial Statements

FT Vest Technology Dividend Target Income ETF (TDVI)
Portfolio of Investments (Continued)
October 31, 2024

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 10/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$42,207,749	$42,207,749	$—	$—
Money Market Funds	141,102	141,102	—	—
Total Investments	$42,348,851	$42,348,851	$—	$—

LIABILITIES TABLE
	Total Value at 10/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(1,339)	$(1,339)	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

FT Vest Dow Jones Internet & Target Income ETF (FDND)
Portfolio of Investments
October 31, 2024

Shares	Description	Value
COMMON STOCKS — 99.8%
	Broadline Retail — 10.6%
1,000	Amazon.com, Inc. (a) (b)	$186,400
525	eBay, Inc. (b)	30,193
		216,593
	Commercial Services & Supplies — 2.4%
941	Copart, Inc. (a)	48,433
	Communications Equipment — 10.2%
242	Arista Networks, Inc. (a) (b)	93,518
156	Ciena Corp. (a) (b)	9,908
1,691	Cisco Systems, Inc. (b)	92,616
350	Juniper Networks, Inc. (b)	13,615
		209,657
	Entertainment — 9.7%
223	Netflix, Inc. (a) (b)	168,595
574	ROBLOX Corp., Class A (a) (b)	29,687
		198,282
	Financial Services — 4.2%
1,092	PayPal Holdings, Inc. (a) (b)	86,596
	Health Care Technology — 1.6%
157	Veeva Systems, Inc., Class A (a) (b)	32,786
	Hotels, Restaurants & Leisure — 11.8%
469	Airbnb, Inc., Class A (a) (b)	63,217
22	Booking Holdings, Inc.	102,877
357	DoorDash, Inc., Class A (a) (b)	55,942
519	DraftKings, Inc., Class A (a) (b)	18,331
		240,367
	Interactive Media & Services — 21.4%
669	Alphabet, Inc., Class A (b)	114,473
548	Alphabet, Inc., Class C (b)	94,634
360	Meta Platforms, Inc., Class A (b)	204,329
642	Pinterest, Inc., Class A (a) (b)	20,409
305	ZoomInfo Technologies, Inc. (a) (b)	3,370
		437,215
	IT Services — 6.9%
167	Akamai Technologies, Inc. (a) (b)	16,880
331	Cloudflare, Inc., Class A (a) (b)	29,032
150	GoDaddy, Inc., Class A (a) (b)	25,020
171	Okta, Inc. (a) (b)	12,293
372	Snowflake, Inc., Class A (a) (b)	42,713
89	VeriSign, Inc. (a)	15,739
		141,677
	Professional Services — 0.5%
54	Paycom Software, Inc.	11,288
	Software — 19.0%
171	Atlassian Corp., Class A (a) (b)	32,240
157	Box, Inc., Class A (a) (b)	4,986
275	Confluent, Inc., Class A (a) (b)	7,197
337	Datadog, Inc., Class A (a) (b)	42,273
217	DocuSign, Inc. (a) (b)	15,056
See Notes to Financial Statements

FT Vest Dow Jones Internet & Target Income ETF (FDND)
Portfolio of Investments (Continued)
October 31, 2024
Shares	Description	Value
COMMON STOCKS (Continued)
	Software (Continued)
250	Dropbox, Inc., Class A (a) (b)	$6,463
55	HubSpot, Inc. (a)	30,513
318	MARA Holdings, Inc. (a) (b)	5,333
264	Nutanix, Inc., Class A (a) (b)	16,394
501	Salesforce, Inc. (b)	145,976
144	Smartsheet, Inc., Class A (a) (b)	8,125
224	Workday, Inc., Class A (a) (b)	52,382
275	Zoom Video Communications, Inc., Class A (a) (b)	20,554
		387,492
	Specialty Retail — 1.5%
122	Carvana Co. (a) (b)	30,172
	Total Common Stocks	2,040,558
	(Cost $2,065,058)
MONEY MARKET FUNDS — 0.2%
2,890	Dreyfus Government Cash Management Fund, Institutional Shares - 4.76% (c)	2,890
	(Cost $2,890)
	Total Investments — 100.0%	2,043,448
	(Cost $2,067,948)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
WRITTEN OPTIONS — (0.0)%
	Call Options Written — (0.0)%
(12)	Nasdaq-100 Micro Index	$(238,680)	$205.00	11/01/24	(300)
	(Premiums received $1,898)
	Net Other Assets and Liabilities — 0.0%				894
	Net Assets — 100.0%				$2,044,042

(a)	Non-income producing security.
(b)	All or a portion of this security is held as collateral for the options written. At October 31, 2024, the value of these securities amounts to $884,890.
(c)	Rate shown reflects yield as of October 31, 2024.
See Notes to Financial Statements

FT Vest Dow Jones Internet & Target Income ETF (FDND)
Portfolio of Investments (Continued)
October 31, 2024

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 10/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$2,040,558	$2,040,558	$—	$—
Money Market Funds	2,890	2,890	—	—
Total Investments	$2,043,448	$2,043,448	$—	$—

LIABILITIES TABLE
	Total Value at 10/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(300)	$(300)	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

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First Trust Exchange-Traded Fund IV
Statements of Assets and Liabilities
October 31, 2024

	FT Vest Rising Dividend Achievers Target Income ETF (RDVI)	FT Vest SMID Rising Dividend Achievers Target Income ETF (SDVD)	FT Vest Technology Dividend Target Income ETF (TDVI)	FT Vest Dow Jones Internet & Target Income ETF (FDND)
ASSETS:
Investments, at value	$1,428,638,938	$153,639,837	$42,348,851	$2,043,448
Due from broker	25,234	24,055	7,187	193
Cash segregated as collateral	20,890	69,377	19,716	1,966
Receivables:
Capital shares sold	2,443,503	—	—	—
Dividends	456,061	96,208	49,634	18
Reclaims	—	—	497	—
Total Assets	1,431,584,626	153,829,477	42,425,885	2,045,625

LIABILITIES:
Options contracts written, at value	39,910	75,190	1,339	300
Payables:
Investment securities purchased	2,439,395	—	—	—
Investment advisory fees	890,169	107,057	25,236	1,283
Total Liabilities	3,369,474	182,247	26,575	1,583
NET ASSETS	$1,428,215,152	$153,647,230	$42,399,310	$2,044,042

NET ASSETS consist of:
Paid-in capital	$1,377,051,751	$153,068,872	$41,783,625	$2,102,625
Par value	584,500	70,500	17,500	1,000
Accumulated distributable earnings (loss)	50,578,901	507,858	598,185	(59,583)
NET ASSETS	$1,428,215,152	$153,647,230	$42,399,310	$2,044,042
NET ASSET VALUE, per share	$24.43	$21.79	$24.23	$20.44
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	58,450,002	7,050,002	1,750,002	100,002
Investments, at cost	$1,370,152,379	$152,729,078	$41,780,367	$2,067,948
Premiums received on options contracts written	$1,804,712	$191,854	$51,210	$1,898
See Notes to Financial Statements

First Trust Exchange-Traded Fund IV
Statements of Operations
For the Period Ended October 31, 2024

	FT Vest Rising Dividend Achievers Target Income ETF (RDVI)	FT Vest SMID Rising Dividend Achievers Target Income ETF (SDVD)	FT Vest Technology Dividend Target Income ETF (TDVI)	FT Vest Dow Jones Internet & Target Income ETF (FDND) (a)
INVESTMENT INCOME:
Dividends	$20,782,093	$2,022,647	$484,470	$3,529
Foreign withholding tax	(29,134)	(7,540)	(17,348)	—
Total investment income	20,752,959	2,015,107	467,122	3,529

EXPENSES:
Investment advisory fees	7,140,277	704,364	155,753	6,998
Total expenses	7,140,277	704,364	155,753	6,998
NET INVESTMENT INCOME (LOSS)	13,612,682	1,310,743	311,369	(3,469)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	67,119,316	5,678,089	1,585,955	57,455
In-kind redemptions	62,948,105	6,473,680	1,814,111	113,091
Written options contracts	(19,914,161)	(384,626)	(235,120)	(14,398)
Foreign currency transactions	—	—	86	—
Net realized gain (loss)	110,153,260	11,767,143	3,165,032	156,148
Net change in unrealized appreciation (depreciation) on:
Investments	94,210,075	1,187,441	714,204	(24,500)
Written options contracts	2,306,221	119,833	50,854	1,598
Net change in unrealized appreciation (depreciation)	96,516,296	1,307,274	765,058	(22,902)
NET REALIZED AND UNREALIZED GAIN (LOSS)	206,669,556	13,074,417	3,930,090	133,246
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$220,282,238	$14,385,160	$4,241,459	$129,777

(a)	Inception date is March 20, 2024, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
See Notes to Financial Statements

First Trust Exchange-Traded Fund IV
Statements of Changes in Net Assets

	FT Vest Rising Dividend Achievers Target Income ETF (RDVI)		FT Vest SMID Rising Dividend Achievers Target Income ETF (SDVD)
	Year Ended 10/31/2024	Year Ended 10/31/2023	Year Ended 10/31/2024	Period Ended 10/31/2023 (a)
OPERATIONS:
Net investment income (loss)	$13,612,682	$3,710,336	$1,310,743	$9,644
Net realized gain (loss)	110,153,260	15,549,212	11,767,143	24,533
Net change in unrealized appreciation (depreciation)	96,516,296	(36,333,352)	1,307,274	(279,851)
Net increase (decrease) in net assets resulting from operations	220,282,238	(17,073,804)	14,385,160	(245,674)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(85,013,414)	(17,008,009)	(7,449,615)	(57,001)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	1,217,722,669	537,364,570	197,526,645	4,782,429
Cost of shares redeemed	(400,821,484)	(29,358,945)	(54,337,262)	(957,452)
Net increase (decrease) in net assets resulting from shareholder transactions	816,901,185	508,005,625	143,189,383	3,824,977
Total increase (decrease) in net assets	952,170,009	473,923,812	150,124,928	3,522,302

NET ASSETS:
Beginning of period	476,045,143	2,121,331	3,522,302	—
End of period	$1,428,215,152	$476,045,143	$153,647,230	$3,522,302

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	23,600,002	100,002	200,002	—
Shares sold	51,800,000	24,850,000	9,400,000	250,002
Shares redeemed	(16,950,000)	(1,350,000)	(2,550,000)	(50,000)
Shares outstanding, end of period	58,450,002	23,600,002	7,050,002	200,002

(a)	Inception date is August 9, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Inception date is March 20, 2024, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
See Notes to Financial Statements

FT Vest Technology Dividend Target Income ETF (TDVI)		FT Vest Dow Jones Internet & Target Income ETF (FDND)
Year Ended 10/31/2024	Period Ended 10/31/2023 (a)	Period Ended 10/31/2024 (b)

$311,369	$8,562	$(3,469)
3,165,032	36,803	156,148
765,058	(146,703)	(22,902)
4,241,459	(101,338)	129,777

(1,791,454)	(36,491)	(79,167)

48,547,933	2,982,915	2,982,023
(10,452,311)	(991,403)	(988,591)
38,095,622	1,991,512	1,993,432
40,545,627	1,853,683	2,044,042

1,853,683	—	—
$42,399,310	$1,853,683	$2,044,042

100,002	—	—
2,100,000	150,002	150,002
(450,000)	(50,000)	(50,000)
1,750,002	100,002	100,002
See Notes to Financial Statements

First Trust Exchange-Traded Fund IV
Financial Highlights
For a share outstanding throughout each period
FT Vest Rising Dividend Achievers Target Income ETF (RDVI)

	Year Ended		Period Ended 10/31/2022 (a)
	10/31/2024	10/31/2023
Net asset value, beginning of period	$20.17	$21.21	$19.79
Income from investment operations:
Net investment income (loss)	0.34 (b)	0.44 (b)	0.00 (c)
Net realized and unrealized gain (loss)	5.97	0.47 (d)	1.42
Total from investment operations	6.31	0.91	1.42
Distributions paid to shareholders from:
Net investment income	(0.65)	(0.47)	—
Net realized gain	(1.40)	(1.48)	—
Total distributions	(2.05)	(1.95)	—
Net asset value, end of period	$24.43	$20.17	$21.21
Total return (e)	32.07%	4.02%	7.18%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$1,428,215	$476,045	$2,121
Ratio of total expenses to average net assets	0.75%	0.75%	0.75% (f)
Ratio of net investment income (loss) to average net assets	1.43%	2.07%	1.47% (f)
Portfolio turnover rate (g)	78%	86%	0%

(a)	Inception date is October 19, 2022, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)	Amount represents less than $0.01.
(d)
Realized and unrealized gains (losses) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(e)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(f)	Annualized.
(g)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund IV
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Vest SMID Rising Dividend Achievers Target Income ETF (SDVD)

	Year Ended 10/31/2024	Period Ended 10/31/2023 (a)

Net asset value, beginning of period	$17.61	$19.88
Income from investment operations:
Net investment income (loss) (b)	0.33	0.07
Net realized and unrealized gain (loss)	5.68	(1.96)
Total from investment operations	6.01	(1.89)
Distributions paid to shareholders from:
Net investment income	(0.32)	(0.14)
Net realized gain	(1.51)	(0.24)
Total distributions	(1.83)	(0.38)
Net asset value, end of period	$21.79	$17.61
Total return (c)	34.82%	(9.56)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$153,647	$3,522
Ratio of total expenses to average net assets	0.85%	0.85% (d)
Ratio of net investment income (loss) to average net assets	1.58%	1.70% (d)
Portfolio turnover rate (e)	94%	29%

(a)	Inception date is August 9, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund IV
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Vest Technology Dividend Target Income ETF (TDVI)

	Year Ended 10/31/2024	Period Ended 10/31/2023 (a)

Net asset value, beginning of period	$18.54	$19.78
Income from investment operations:
Net investment income (loss) (b)	0.35	0.09
Net realized and unrealized gain (loss)	7.20	(0.97)
Total from investment operations	7.55	(0.88)
Distributions paid to shareholders from:
Net investment income	(0.33)	(0.25)
Net realized gain	(1.53)	(0.11)
Total distributions	(1.86)	(0.36)
Net asset value, end of period	$24.23	$18.54
Total return (c)	41.71%	(4.45)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$42,399	$1,854
Ratio of total expenses to average net assets	0.75%	0.75% (d)
Ratio of net investment income (loss) to average net assets	1.50%	1.94% (d)
Portfolio turnover rate (e)	70%	27%

(a)	Inception date is August 9, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund IV
Financial Highlights (Continued)
For a share outstanding throughout the period
FT Vest Dow Jones Internet & Target Income ETF (FDND)

Period Ended 10/31/2024 (a)

Net asset value, beginning of period	$20.35
Income from investment operations:
Net investment income (loss) (b)	(0.04)
Net realized and unrealized gain (loss)	1.06
Total from investment operations	1.02
Distributions paid to shareholders from:
Net realized gain	(0.93)
Net asset value, end of period	$20.44
Total return (c)	5.33%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$2,044
Ratio of total expenses to average net assets	0.75% (d)
Ratio of net investment income (loss) to average net assets	(0.37)% (d)
Portfolio turnover rate (e)	194%

(a)	Inception date is March 20, 2024, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Exchange-Traded Fund IV
October 31, 2024

1. Organization
First Trust Exchange-Traded Fund IV (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on September 15, 2010, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
This report covers the four funds (each a “Fund” and collectively, the “Funds”) listed below, each a non-diversified series of the Trust. The shares of each Fund are listed and traded on the Cboe BZX Exchange, Inc.

FT Vest Rising Dividend Achievers Target Income ETF – RDVI
FT Vest SMID Rising Dividend Achievers Target Income ETF – SDVD
FT Vest Technology Dividend Target Income ETF – TDVI
FT Vest Dow Jones Internet & Target Income ETF – FDND(1)

(1)	Commenced investment operations on March 20, 2024.
Each Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
Each Fund is an actively managed exchange-traded fund (“ETF”).
RDVI’s investment objective seeks to provide investors with current income with a secondary objective of providing capital appreciation. Under normal market conditions, RDVI will pursue its investment objectives by investing primarily in U.S. exchange-traded equity securities contained in the Nasdaq US Rising Dividend AchieversTM Index and by utilizing an “option strategy” consisting of writing (selling) U.S. exchange-traded call options on the S&P 500® Index or ETFs that track the S&P 500® Index. Under normal market conditions, RDVI will invest at least 80% of its net assets (plus any borrowings for investment purposes) in dividend-paying securities and/or investments that provide exposure to dividend-paying securities.
SDVD’s investment objective seeks to provide investors with current income with a secondary objective of providing capital appreciation. Under normal market conditions, SDVD will pursue its investment objectives by investing primarily in U.S. exchange-traded equity securities contained in the Nasdaq US Small-Mid Cap Rising Dividend AchieversTM Index and by utilizing an “option strategy” consisting of writing (selling) U.S. exchange-traded call options on the Russell 2000® Index or ETFs that track the Russell 2000® Index. Under normal market conditions, SDVD will invest at least 80% of its net assets (plus any borrowings for investment purposes) in dividend-paying securities and/or investments that provide exposure to dividend-paying securities of small- and/or mid-capitalization companies.
TDVI’s investment objective seeks to provide investors with current income with a secondary objective of providing capital appreciation. Under normal market conditions, TDVI will pursue its investment objectives by investing primarily in U.S. exchange-traded equity securities contained in the Nasdaq Technology DividendTM Index and by utilizing an “option strategy” consisting of writing (selling) U.S. exchange-traded call options on the Nasdaq-100® Index and/or the S&P 500® Index, or ETFs that track the Nasdaq-100® Index or the S&P 500® Index. Under normal market conditions, TDVI will invest at least 80% of its net assets (plus any borrowings for investment purposes) in dividend-paying securities and/or investments that provide exposure to dividend-paying securities of technology companies (i.e., securities classified under the Technology Industry or Telecommunications Industry as defined by the Industry Classification Benchmark (ICB)).
FDND’s investment objective seeks to provide investors with current income with a secondary objective of providing capital appreciation. Under normal market conditions, FDND will pursue its investment objectives by investing primarily in U.S. exchange-traded equity securities intended to track the Dow Jones Internet Composite Index and by utilizing an “option strategy” consisting of writing (selling) U.S. exchange-traded call options on the Nasdaq-100® Index or ETFs that track the Nasdaq-100® Index. Under normal market conditions, FDND will invest at least 80% of its net assets (plus any borrowings for investment purposes) in securities and/or investments that provide exposure to securities of Internet Companies and securities intended to provide income to FDND in the form of option premiums. “Internet Companies” are companies that generate at least 50% of sales or revenue from the Internet, and belong to either the “Internet Commerce” sector (i.e., online retail, search, financial services, investment products, social media, advertising, and travel platforms, and internet radio) or the “Internet Services” sector (i.e., various services performed via the internet, cloud computing, enterprise software, networking capabilities, website creation tools, and digital marketing platforms).

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund IV
October 31, 2024
2. Significant Accounting Policies
The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
Each Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Each Fund’s NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
Each Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds’ investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund’s investments are valued as follows:
Common stocks and other equity securities listed on any national or foreign exchange (excluding Nasdaq, Inc. (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.
Exchange-traded options contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options contracts are valued at the mean of their most recent bid and ask price, if both are available. Options contracts traded in the over-the-counter market may be valued as follows, depending on the market in which the investment trades: (1) the mean of the most recent bid and ask price, if available; or (2) a price based on the equivalent exchange-traded option.
Equity securities traded in an over-the-counter market are valued at the close price or the last trade price.
Shares of open-end funds are valued based on NAV per share.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
 1)
the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price;
 2)
the type of security;

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund IV
October 31, 2024
 3)
the size of the holding;
 4)
the initial cost of the security;
 5)
transactions in comparable securities;
 6)
price quotes from dealers and/or third-party pricing services;
 7)
relationships among various securities;
 8)
information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
 9)
an analysis of the issuer’s financial statements;
10)
the existence of merger proposals or tender offers that might affect the value of the security; and
11)
other relevant factors.
The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•  Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•  Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o  Quoted prices for similar investments in active markets.
o  Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o  Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o  Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•  Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund’s investments as of October 31, 2024, is included with each Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date.
Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with each Fund’s understanding of the applicable country’s tax rules and rates.
C. Options Contracts
Each Fund is subject to equity price risk in the normal course of pursuing their investment objectives. RDVI will utilize an “option strategy” consisting of writing (selling) U.S. exchanged-traded call options on the S&P 500® Index or exchange-traded funds that track the S&P 500® Index. SDVD will utilize an “option strategy” consisting of writing (selling) U.S. exchanged-traded call options on the Russell 2000® Index or exchange-traded funds that track the Russell 2000® Index. TDVI will utilize an “option strategy” consisting of writing (selling) U.S. exchanged-traded call options on the Nasdaq-100® Index and/or the S&P 500® Index, or exchange-traded funds that track the Nasdaq-100® Index or the S&P 500® Index. FDND will utilize an “option strategy” consisting of writing (selling) U.S. exchanged-traded call options on the Nasdaq-100® Index or exchange-traded funds that track the Nasdaq-100® Index. A written (sold) call option gives the seller the obligation to sell shares of the underlying asset at a specified price (“strike price”) at a specified date (“expiration date”). The writer (seller) of the call option receives an amount (premium) for writing (selling) the option. In the event the underlying asset appreciates above the strike price as of the expiration date, the writer (seller) of the call option will have to pay the difference between the value of the underlying asset and the strike price (which loss is offset by the premium initially received), and in the event the underlying asset declines in value, the call option may end up worthless and the writer (seller) of the call option retains the premium.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund IV
October 31, 2024
When a Fund writes (sells) an option, an amount equal to the premium received by a Fund is included in “Options contracts written, at value” on the Statements of Assets and Liabilities. Options are marked-to-market daily and their value is affected by changes in the value of the underlying security, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying securities, and the remaining time to the option’s expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or the trading volume diminishes. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from options written. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. Any gain or loss on written options would be included in “Net realized gain (loss) on written options contracts” on the Statements of Operations. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.
D. Dividends and Distributions to Shareholders
Dividends from net investment income of each Fund, if any, are declared and paid monthly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by each Fund, if any, are distributed at least annually. Each Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on significantly modified portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid by each Fund during the fiscal period ended October 31, 2024 were as follows:

	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
FT Vest Rising Dividend Achievers Target Income ETF	$68,355,405	$16,658,009	$—
FT Vest SMID Rising Dividend Achievers Target Income ETF	7,449,615	—	—
FT Vest Technology Dividend Target Income ETF	1,791,454	—	—
FT Vest Dow Jones Internet & Target Income ETF	79,167	—	—
The tax character of distributions paid by each Fund during the fiscal period ended October 31, 2023 were as follows:

	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
FT Vest Rising Dividend Achievers Target Income ETF	$16,096,582	$911,427	$—
FT Vest SMID Rising Dividend Achievers Target Income ETF	43,118	13,883	—
FT Vest Technology Dividend Target Income ETF	28,787	7,704	—
As of October 31, 2024, the components of distributable earnings on a tax basis for each Fund were as follows:

	Undistributed Ordinary Income	Accumulated Capital and Other Gain (Loss)	Net Unrealized Appreciation (Depreciation)
FT Vest Rising Dividend Achievers Target Income ETF	$—	$—	$50,578,901
FT Vest SMID Rising Dividend Achievers Target Income ETF	359,723	—	148,135
FT Vest Technology Dividend Target Income ETF	207,164	—	391,021
FT Vest Dow Jones Internet & Target Income ETF	13,139	—	(72,722)

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund IV
October 31, 2024
E. Income Taxes
Each Fund intends to qualify or continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. For RDVI, the taxable periods ended 2022, 2023 and 2024 remain open to federal and state audit. For SDVD and TDVI, the taxable periods ended 2023 and 2024 remain open to federal and state audit. For FDND the taxable period ended 2024 remains open to federal and state audit. As of October 31, 2024, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds’ financial statements for uncertain tax positions.
Each Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. Each Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2024, for federal income tax purposes, the Funds had no non-expiring capital loss carryforwards available, to the extent provided by regulations, to offset future capital gains.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31, 2024, the adjustments for each Fund were as follows:

	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-In Capital
FT Vest Rising Dividend Achievers Target Income ETF	$13,476,756	$(59,859,183)	$46,382,427
FT Vest SMID Rising Dividend Achievers Target Income ETF	—	(6,106,946)	6,106,946
FT Vest Technology Dividend Target Income ETF	788	(1,698,702)	1,697,914
FT Vest Dow Jones Internet & Target Income ETF	3,469	(113,662)	110,193
As of October 31, 2024, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
FT Vest Rising Dividend Achievers Target Income ETF	$1,378,020,127	$92,134,381	$(41,555,480)	$50,578,901
FT Vest SMID Rising Dividend Achievers Target Income ETF	153,416,512	7,155,134	(7,006,999)	148,135
FT Vest Technology Dividend Target Income ETF	41,956,491	1,934,039	(1,543,018)	391,021
FT Vest Dow Jones Internet & Target Income ETF	2,115,870	30,828	(103,550)	(72,722)
F. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund IV
October 31, 2024
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund’s portfolio, managing the Funds’ business affairs and providing certain administrative services necessary for the management of the Funds.
First Trust is responsible for the expenses of each Fund including the cost of transfer agency, sub-advisory, custody, fund administration, legal, audit and other services and license fees (if any), but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The annual unitary management fee payable by each Fund to First Trust for these services will be reduced at certain levels of the Fund’s net assets (“breakpoints”) and calculated pursuant to the following schedules:

Breakpoints	RDVI	TDVI	FDND
Fund net assets up to and including $2.5 billion	0.75000%	0.75000%	0.75000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.73125%	0.73125%	0.73125%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.71250%	0.71250%	0.71250%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.69375%	0.69375%	0.69375%
Fund net assets greater than $10 billion	0.67500%	0.67500%	0.67500%

Breakpoints	SDVD
Fund net assets up to and including $2.5 billion	0.85000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.82875%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.80750%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.78625%
Fund net assets greater than $10 billion	0.76500%
Vest Financial LLC (“Vest”), an affiliate of First Trust, serves as each Fund’s sub-advisor and manages each Fund’s portfolio subject to First Trust’s supervision. Pursuant to the Investment Management Agreement, between the Trust, on behalf of the Funds, and the Advisor, and the Investment Sub-Advisory Agreement among the Trust, on behalf of the Funds, the Advisor and Vest, First Trust will supervise Vest and its management of the investment of each Fund’s assets and will pay Vest for its services as the Funds’ sub-advisor. Vest receives a sub-advisory fee equal to 0.20% of the average daily net assets of each Fund. Vest’s fee is paid by the Advisor out of its management fee.
The Trust has multiple service agreements with The Bank of New York Mellon (“BNY”). Under the service agreements, BNY performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BNY is responsible for custody of each Fund’s assets. As fund accountant and administrator, BNY is responsible for maintaining the books and records of each Fund’s securities and cash. As transfer agent, BNY is responsible for maintaining shareholder records for each Fund. BNY is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee, the Vice Chair of the Audit Committee, the Lead Independent Trustee and the Vice Lead Independent Trustee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Committee Chairs, the Audit Committee Vice Chair, the Lead Independent Trustee and the Vice Lead Independent Trustee rotate periodically in serving in such capacities. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund IV
October 31, 2024
4. Purchases and Sales of Securities
For the fiscal period ended October 31, 2024, the cost of purchases and proceeds from sales of investments for each Fund, excluding short-term investments and in-kind transactions, were as follows:

	Purchases	Sales
FT Vest Rising Dividend Achievers Target Income ETF	$742,921,166	$833,769,705
FT Vest SMID Rising Dividend Achievers Target Income ETF	78,856,529	84,196,963
FT Vest Technology Dividend Target Income ETF	14,684,685	16,022,001
FT Vest Dow Jones Internet & Target Income ETF	2,962,909	3,053,316
For the fiscal period ended October 31, 2024, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:

	Purchases	Sales
FT Vest Rising Dividend Achievers Target Income ETF	$1,217,714,417	$399,851,947
FT Vest SMID Rising Dividend Achievers Target Income ETF	196,104,788	54,360,698
FT Vest Technology Dividend Target Income ETF	48,036,144	10,436,015
FT Vest Dow Jones Internet & Target Income ETF	2,974,392	989,468
5. Derivative Transactions
The following table presents the types of derivatives held by each Fund at October 31, 2024, the primary underlying risk exposure and the location of these instruments as presented on the Statements of Assets and Liabilities.

		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statements of Assets and Liabilities Location	Value	Statements of Assets and Liabilities Location	Value
RDVI
Options contracts	Equity Risk	Options contracts purchased, at value	$—	Options contracts written, at value	$39,910
SDVD
Options contracts	Equity Risk	Options contracts purchased, at value	—	Options contracts written, at value	75,190
TDVI
Options contracts	Equity Risk	Options contracts purchased, at value	—	Options contracts written, at value	1,339
FDND
Options contracts	Equity Risk	Options contracts purchased, at value	—	Options contracts written, at value	300
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal period ended October 31, 2024, on each Fund’s derivative instruments, as well as the primary underlying risk exposure associated with the instruments.

Statements of Operations Location	RDVI	SDVD	TDVI	FDND
Equity Risk Exposure
Net realized gain (loss) on written options contracts	$(19,914,161)	$(384,626)	$(235,120)	$(14,398)
Net change in unrealized appreciation (depreciation) on written options contracts	2,306,221	119,833	50,854	1,598
The Funds do not have the right to offset financial assets and financial liabilities related to options contracts on the Statements of Assets and Liabilities.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund IV
October 31, 2024
The following table presents the premiums for written options contracts opened, and premiums for written options contracts closed, exercised and expired, for the period ended October 31, 2024, on each Fund’s options contracts.

	Premiums for written options contracts opened	Premiums for written options contracts closed, exercised and expired
RDVI	$67,264,959	$66,015,628
SDVD	5,915,110	5,727,625
TDVI	1,353,416	1,304,035
FDND	78,298	76,400
6. Creations, Redemptions and Transaction Fees
Each Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with a Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in Creation Units. Prior to the start of trading on every business day, a Fund publishes through the National Securities Clearing Corporation the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of a Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of a Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in a Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of a Fund’s shares at or close to the NAV per share of the Fund.
Each Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
Each Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by a Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
7. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before March 31, 2026.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund IV
October 31, 2024
8. Indemnification
The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
9. Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund IV:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of FT Vest Rising Dividend Achievers Target Income ETF, FT Vest SMID Rising Dividend Achievers Target Income ETF, FT Vest Technology Dividend Target Income ETF, and FT Vest Dow Jones Internet & Target Income ETF (the “Funds”), each a series of the First Trust Exchange-Traded Fund IV, including the portfolios of investments, as of October 31, 2024, the related statements of operations, statements of changes in net assets, and the financial highlights for the periods indicated in the table below; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2024, and the results of their operations, the changes in their net assets, and the financial highlights for the periods listed in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Funds Included in the Trust	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
FT Vest Rising Dividend Achievers Target Income ETF	For the year ended October 31, 2024	For the years ended October 31, 2024 and 2023	For the years ended October 31, 2024 and 2023, and for the period from October 19, 2022 (commencement of investment operations) through October 31, 2022
FT Vest SMID Rising Dividend Achievers Target Income ETF	For the year ended October 31, 2024	For the year ended October 31, 2024, and for the period from August 9, 2023 (commencement of investment operations) through October 31, 2023
FT Vest Technology Dividend Target Income ETF
FT Vest Dow Jones Internet & Target Income ETF	For the period from March 20, 2024 (commencement of investment operations) through October 31, 2024
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche, LLP
Chicago, Illinois
December 20, 2024
We have served as the auditor of one or more First Trust investment companies since 2001.

Other Information
First Trust Exchange-Traded Fund IV
October 31, 2024 (Unaudited)

Changes in and Disagreements with Accountants (Item 8 of Form N-CSR)
There were no changes in or disagreements with the Funds’ accountants during the fiscal period ended October 31, 2024.
Proxy Disclosures (Item 9 of Form N-CSR)
There were no matters submitted for vote by shareholders of any Fund during the fiscal period ended October 31, 2024.
Remuneration Paid to Directors, Officers, and Others (Item 10 of Form N-CSR)
Independent Trustees and any member of any advisory board of each Fund are compensated through the unitary management fee paid by each Fund to the advisor and not directly by each Fund. The investment advisory fee paid is included in the Statements of Operations.
Statement Regarding the Basis for the Board’s Approval of Investment Advisory Contract (Item 11 of Form N-CSR)
The Board of Trustees of First Trust Exchange-Traded Fund IV (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Advisory Agreement”) with First Trust Advisors L.P. (the “Advisor”) on behalf of the FT Vest Rising Dividend Achievers Target Income ETF (the “Fund”) and the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) among the Trust, on behalf of the Fund, the Advisor and Vest Financial LLC (the “Sub-Advisor”). The Board approved the continuation of the Agreements for a one-year period ending June 30, 2025 at a meeting held on June 2–3, 2024. The Board determined that the continuation of the Agreements is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 16, 2024, April 25, 2024 and June 2–3, 2024, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor and the Sub-Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate schedule payable by the Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the sub-advisory fee as compared to fees charged to other clients of the Sub-Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor and the Sub-Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; financial data for the Sub-Advisor; any indirect benefits to the Advisor and its affiliates, First Trust Portfolios L.P. (“FTP”) and First Trust Capital Partners, LLC (“FTCP”), and the Sub-Advisor; and information on the Advisor’s and the Sub-Advisor’s compliance programs. The Board reviewed initial materials with the Advisor at the meeting held on April 25, 2024, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor. Following the April 25, 2024 meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 2–3, 2024 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the Sub-Advisor continue to be reasonable business arrangements from the Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor and the Sub-Advisor manage the Fund and knowing the Fund’s unitary fee.
In reviewing the Agreements, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the

Other Information (Continued)
First Trust Exchange-Traded Fund IV
October 31, 2024 (Unaudited)
overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services. The Board noted that the Advisor oversees the Sub-Advisor’s day-to-day management of the Fund’s investments, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objectives, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 25, 2024 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. With respect to the Sub-Advisory Agreement, the Board noted that the Fund is an actively-managed ETF and the Sub-Advisor actively manages the Fund’s investments. The Board reviewed the materials provided by the Sub-Advisor and considered the services that the Sub-Advisor provides to the Fund, including the Sub-Advisor’s day-to-day management of the Fund’s investments. In considering the Sub-Advisor’s management of the Fund, the Board noted the background and experience of the Sub-Advisor’s portfolio management team, including the Board’s prior meetings with members of the portfolio management team. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with its investment objectives, policies and restrictions.
The Board considered the unitary fee rate schedule payable by the Fund under the Advisory Agreement for the services provided. The Board noted that the sub-advisory fee is paid by the Advisor from the unitary fee. The Board considered that as part of the unitary fee the Advisor is responsible for the Fund’s expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Advisory Agreement and interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the total (net) expense ratio for the Fund was above the median total (net) expense ratio of the peer funds in the Expense Group. With respect to the Expense Group, the Board discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, and different business models that may affect the pricing of services among ETF sponsors. The Board also noted that not all peer funds employ an advisor/sub-advisor management structure. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Fund and other non-ETF clients that limited their comparability. In considering the unitary fee rate schedule overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and the Sub-Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund’s performance. The Board received and reviewed information comparing the Fund’s performance for the one-year period ended December 31, 2023 to the performance of the funds in the Performance Universe and to that of a benchmark index. Based on the information provided, the Board noted that the Fund outperformed the Performance Universe median and underperformed the benchmark index for the one-year period ended December 31, 2023.
On the basis of all the information provided on the unitary fee and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund (out of which the Sub-Advisor is compensated) continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor to the Fund under the Agreements.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund at current asset levels and whether the Fund may benefit from any economies of scale. The Board noted that the unitary fee rate schedule for the Fund includes breakpoints pursuant to which the unitary fee rate will be reduced as assets of the Fund meet certain thresholds. The Board considered the Advisor’s statement that it believes that its expenses relating

Other Information (Continued)
First Trust Exchange-Traded Fund IV
October 31, 2024 (Unaudited)
to providing advisory services to the Fund will increase during the next twelve months as the Advisor continues to build infrastructure and add new staff. The Board also noted that under the unitary fee structure, any reduction in expenses associated with the management and operations of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for shareholders of the Fund. The Board concluded that the unitary fee rate schedule for the Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the management of the Fund at current asset levels. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2023 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable. In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP. The Board also noted that FTCP has a controlling ownership interest in the Sub-Advisor’s parent company and considered potential indirect benefits to the Advisor from such ownership interest. The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
The Board considered the Sub-Advisor’s statement that it believes that the sub-advisory fee for the Fund is appropriate. The Board noted the Sub-Advisor’s statements that it continues to invest in infrastructure, technology and personnel, and that it anticipates that its expenses relating to providing services to the Fund will remain approximately the same for the next twelve months. The Board noted that the Advisor pays the Sub-Advisor from the unitary fee and its understanding that the Fund’s sub-advisory fee was the product of an arm’s length negotiation. The Board did not review the profitability of the Sub-Advisor with respect to the Fund. The Board concluded that the profitability analysis for the Advisor was more relevant. The Board considered the potential indirect benefits to the Sub-Advisor from being associated with the Advisor and the Fund, and noted the Sub-Advisor’s statements that it is the Sub-Advisor’s policy currently not to enter into soft-dollar arrangements for the procurement of research services in connection with client securities transactions and that, as a result, there are no foreseen indirect benefits from its relationship with the Fund. The Board also considered the potential indirect benefits to the Sub-Advisor from FTCP’s controlling ownership interest in the Sub-Advisor’s parent company. The Board concluded that the character and amount of potential indirect benefits to the Sub-Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.
Federal Tax Information
For the taxable period ended October 31, 2024, the following percentages of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Dividends Received Deduction
FT Vest Rising Dividend Achievers Target Income ETF	24.17%
FT Vest SMID Rising Dividend Achievers Target Income ETF	22.33%
FT Vest Technology Dividend Target Income ETF	16.49%
FT Vest Dow Jones Internet & Target Income ETF	3.67%
For the taxable period ended October 31, 2024, the following percentages of income dividends paid by the Funds are hereby designated as qualified dividend income:

Qualified Dividend Income
FT Vest Rising Dividend Achievers Target Income ETF	21.09%
FT Vest SMID Rising Dividend Achievers Target Income ETF	21.00%
FT Vest Technology Dividend Target Income ETF	22.28%
FT Vest Dow Jones Internet & Target Income ETF	3.67%

Other Information (Continued)
First Trust Exchange-Traded Fund IV
October 31, 2024 (Unaudited)
Long-term capital gain distributions designated by the Funds are taxable at the applicable capital gain tax rates for federal income tax purposes. For the fiscal period ended October 31, 2024, the below Fund designated long-term capital gain distributions in the following amount.

Long-Term Capital Gain Distribution
FT Vest Rising Dividend Achievers Target Income ETF	$16,658,009

(b) The Financial Highlights is included in the Financial Statements and Other Information filed under Item 7(a) of this Form N-CSR.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable to the Registrant.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

A Special Meeting of Shareholders of First Trust SSI Strategic Convertible Securities ETF (the “Fund”) was held on April 15, 2024.  At the Special Meeting, shareholders approved a new investment sub-advisory agreement among the Trust (on behalf of the Fund), First Trust Advisors L.P. (as investment advisor), and SSI Investment Management LLC (as investment sub-advisor). Shareholders also approved a “manager of managers” structure for the Fund. With respect to each proposal, 1,667,735 shares of the 3,100,002 outstanding shares were present at the meeting. The following percentage votes were recorded regarding the new investment sub-advisory agreement: For - 82.89%; Against - 1.24%; Abstain; 15.88%.  The following percentage votes were recorded regarding the “manager of managers” structure: For 82.00%; Against 2.26%; Abstain 15.75%.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

This information is included in the Financial Statements and Other Information filed under Item 7(a) of this Form N-CSR.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

This statement is included in the Financial Statements and Other Information filed under Item 7(a) of this Form N-CSR.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s board of directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 16. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable to the Registrant.

(b)	Not applicable to the Registrant.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable to the Registrant.

(b)	Not applicable to the Registrant.

Item 19. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Not applicable to the Registrant.

(a)(3)	The certifications required by Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2022 are attached hereto.

(a)(4)	Not applicable to the Registrant.

(a)(5)	Not applicable to the Registrant.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust Exchange-Traded Fund IV
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	January 10, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	January 10, 2025
By (Signature and Title)*	/s/ Derek D. Maltbie
Derek D. Maltbie, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	January 10, 2025

* Print the name and title of each signing officer under his or her signature.